SUPPLEMENT DATED NOVEMBER 26, 2005
           TO THE PRINCIPAL VARIABLE CONTRACTS FUND, INC. PROSPECTUS
                              DATED APRIL 29, 2005

(Please note that not all of these Accounts are offered in all variable annuity and variable life contracts.)


Effective November 21, 2005 through April 30, 2007, Principal Management Corporation has contractually agreed to reimburse the total annual expenses of each of the Principal LifeTime Accounts so that the expenses will not exceed a specific percentage (as shown below).

 PRINCIPAL LIFETIME ACCOUNT                            CONTRACTUAL NET EXPENSE
 --------------------------                           -------------------------
 Principal LifeTime 2010                                        0.16%
 Principal LifeTime 2020                                        0.13%
 Principal LifeTime 2030                                        0.16%
 Principal LifeTime 2040                                        0.13%
 Principal LifeTime 2050                                        0.12%
 Principal LifeTime Strategic Income                            0.14%



The following replaces corresponding information found within sections of the April 29, 2005 prospectus. The Examples provided reflect the expense reimbursements only for the period of the contractual agreement and assume that the agreement is not continued after April 30, 2007.

PRINCIPAL LIFETIME 2010 ACCOUNT

 ACCOUNT OPERATING EXPENSES

 Management Fees.....................         0.12
 Other Expenses......................         9.90
                                              ----
     TOTAL ACCOUNT OPERATING EXPENSES        10.02
 Fee Reduction and/or Expense
 Reimbursement.......................         9.86
                                              ----
                         NET EXPENSES         0.16
  The Manager has contractually agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 0.16% through April 30, 2007. The Manager may choose not to continue this arrangement after April 30, 2007.
  As a shareholder in the underlying funds, the Account indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of December 31, 2004, the operating expenses of the underlying funds ranged from 0.37% to 1.05%. The
  Account's investment return is net of the underlying funds' operating expenses.


 EXAMPLE
 The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If the operating expenses of the underlying funds, separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                           NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------------------------------------------
                                                                                   1     3       5      10
 PRINCIPAL LIFETIME 2010 ACCOUNT                                                $16   $772  $2,828  $7,131

PRINCIPAL LIFETIME 2020 ACCOUNT

 ACCOUNT OPERATING EXPENSES

 Management Fees..................         0.12
 Other Expenses...................         8.60
                                           ----
  TOTAL ACCOUNT OPERATING EXPENSES         8.72
 Fee Reduction and/or Expense
 Reimbursement....................         8.59
                                           ----
                      NET EXPENSES         0.13
  The Manager has contractually agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 0.13% through April 30, 2007. The Manager may choose not to continue this arrangement after April 30, 2007.
  As a shareholder in the underlying funds, the Account indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of December 31, 2004, the operating expenses of the underlying funds ranged from 0.37% to 1.13%. The
  Account's investment return is net of the underlying funds' operating expenses.


 EXAMPLE
 The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If the operating expenses of the underlying funds, separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                           NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------------------------------------------
                                                                                   1     3       5      10
 PRINCIPAL LIFETIME 2020 ACCOUNT                                                $13   $673  $2,504  $6,517


PRINCIPAL LIFETIME 2030 ACCOUNT

 ACCOUNT OPERATING EXPENSES

 Management Fees..................         0.12
 Other Expenses...................         2.02
                                           ----
  TOTAL ACCOUNT OPERATING EXPENSES         2.14
 Fee Reduction and/or Expense
 Reimbursement....................         1.98
                                           ----
                      NET EXPENSES         0.16
  The Manager has contractually agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 0.16% through April 30, 2007. The Manager may choose not to continue this arrangement after April 30, 2007.
  As a shareholder in the underlying funds, the Account indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of December 31, 2004, the operating expenses of the underlying funds ranged from 0.37% to 1.13%. The
  Account's investment return is net of the underlying funds' operating expenses.


 EXAMPLE
 The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If the operating expenses of the underlying funds, separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                          NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------------------------------
                                                                                   1     3     5      10
 PRINCIPAL LIFETIME 2030 ACCOUNT                                                $16   $200  $701  $2,084

PRINCIPAL LIFETIME 2040 ACCOUNT

 ACCOUNT OPERATING EXPENSES

 Management Fees..................         0.12
 Other Expenses...................         1.35
                                           ----
  TOTAL ACCOUNT OPERATING EXPENSES         1.47
 Fee Reduction and/or Expense
 Reimbursement....................         1.34
                                           ----
                      NET EXPENSES         0.13
  The Manager has contractually agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 0.13% through April 30, 2007. The Manager may choose not to continue this arrangement after April 30, 2007.
  As a shareholder in the underlying funds, the Account indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of December 31, 2004, the operating expenses of the underlying funds ranged from 0.37% to 1.13%. The
  Account's investment return is net of the underlying funds' operating expenses.


 EXAMPLE
 The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If the operating expenses of the underlying funds, separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                          NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------------------------------
                                                                                   1     3     5      10
 PRINCIPAL LIFETIME 2040 ACCOUNT                                                $13   $143  $491  $1,475


PRINCIPAL LIFETIME 2050 ACCOUNT

 ACCOUNT OPERATING EXPENSES

 Management Fees..................         0.12
 Other Expenses...................         1.37
                                           ----
  TOTAL ACCOUNT OPERATING EXPENSES         1.49
 Fee Reduction and/or Expense
 Reimbursement....................         1.37
                                           ----
                      NET EXPENSES         0.12
  The Manager has contractually agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 0.12% through April 30, 2007. The Manager may choose not to continue this arrangement after April 30, 2007.
  As a shareholder in the underlying funds, the Account indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of December 31, 2004, the operating expenses of the underlying funds ranged from 0.37% to 1.13%. The
  Account's investment return is net of the underlying funds' operating expenses.


 EXAMPLE
 The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If the operating expenses of the underlying funds, separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                          NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------------------------------
                                                                                   1     3     5      10
 PRINCIPAL LIFETIME 2050 ACCOUNT                                                $12   $142  $495  $1,491

PRINCIPAL LIFETIME STRATEGIC INCOME ACCOUNT

 ACCOUNT OPERATING EXPENSES

 Management Fees.....................         0.12
 Other Expenses......................         9.97
                                              ----
     TOTAL ACCOUNT OPERATING EXPENSES        10.09
 Fee Reduction and/or Expense
 Reimbursement.......................         9.95
                                              ----
                         NET EXPENSES         0.14
  The Manager has contractually agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 0.14% through April 30, 2007. The Manager may choose not to continue this arrangement after April 30, 2007.
  As a shareholder in the underlying funds, the Account indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of December 31, 2004, the operating expenses of the underlying funds ranged from 0.37% to 1.05%. The
  Account's investment return is net of the underlying funds' operating expenses.


 EXAMPLE
 The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If the operating expenses of the underlying funds, separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                         NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------
                                                                                 1     3       5      10
 PRINCIPAL LIFETIME STRATEGIC INCOME ACCOUNT                                  $14   $772  $2,841  $7,160


LIMITED TERM BOND ACCOUNT
Effective November 21, 2005, all references to the "Limited Term Bond Account" are replaced with "Short-Term Bond Account." This reflects a change to the name of the Account which was approved by the Board of Directors.

LARGECAP STOCK INDEX ACCOUNT
Effective September 26, 2005, Mariateresa Monaco has joined the individual currently responsible for the day-to-day management of the LargeCap Stock Index Account


The portfolio managers for these funds operate as a team, sharing equal authority and responsibility for research and the day-to-day management of the portfolios.



MARIATERESA MONACO . Ms. Monaco is an associate portfolio manager at Principal. Joining Principal in 2005, she works with the asset allocation and indexed funds. Most recently, she was a quantitative equity analyst at Fidelity Management in Boston. During her 10-year career with Fidelity, she co-managed a family of institutional equity funds with $2 billion in assets. Ms. Monaco earned an MBA from the Sloan School of Management at the Massachusetts Institute of Technology and a Master's degree in Electrical Engineering from Northeastern University. She also earned a Master's degree in Electrical Engineering from Politecnico di Torino, Italy, and a diploma in Piano from the Conservatorio di Torino, Italy.

SMALLCAP VALUE ACCOUNT
Effective September 1, 2005, Mellon Equity Associates, LLP ("Mellon Equity") became an additional sub-advisor to the Account.

The description of the SmallCap Value Account is hereby replaced with the following:

SMALLCAP VALUE ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
The Account invests primarily in a diversified group of equity securities of small U.S. companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000/(R)/ Value Index (as of September 30, 2005, this range was between approximately $2 million and $3.7 billion)) at the time of purchase. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of such companies. Emphasis is given to those companies that exhibit value characteristics. Value securities generally have above average dividend yield and below average price to earnings (P/E) ratios. Up to 25% of the Account's assets may be invested in foreign securities.

The Sub-Advisor, Morgan, uses quantitative and fundamental research, systematic stock valuation and a disciplined portfolio construction process. It seeks to enhance returns and reduce the volatility in the value of the Account relative to that of the U.S. small company value universe, represented by the Russell 2000/(R)/ Value Index. Morgan continuously screens the small company universe to identify for further analysis those companies that exhibit favorable factor rankings. Such factors include Morgan's dividend discount model rankings, price-to-cashflow, earnings revisions, as well as positive price momentum. Morgan ranks these companies within economic sectors according to their relative attractiveness. Morgan then selects for purchase the companies it feels to be most attractive within each economic sector.


Under normal market conditions, the portion of the Account sub-advised by Morgan will have sector weightings comparable to that of the U.S. small company value universe though it may under or over-weight selected economic sectors. In addition, as a company moves out of the market capitalization range of the small company universe, it generally becomes a candidate for sale.


Morgan may also purchase securities issued as part of, or during a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition.


In selecting investments for the Account, the Sub-Advisor, Mellon Equity, uses a disciplined investment process that combines fundamental analysis and risk management with a multi-factor model that searches for undervalued stocks. A common definition of an undervalued stock is one selling at a low price relative to its profits and prospective earnings growth. The stock evaluation process uses several different characteristics, including changes in earnings estimates and change in price-to-earnings ratios, in an attempt to identify value among individual stocks.


Rather than using broad economic or market trends, Mellon Equity selects stocks on a company by company basis. To ensure ample diversification, the portion of the Account's assets managed by Mellon Equity are allocated among industries and economic sectors in similar proportions to those of the Index. The portfolio is generally kept broadly diversified in an attempt to capture opportunities that may be realized quickly during periods of above-average market volatility. By maintaining such a diversified stance, stock selection drives performance.


Since the Account has a long-term investment perspective, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading.

MAIN RISKS
The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. If the investor sells Account shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth and willing to accept volatile fluctuations in the value of their investment. The Account is not designed for investors seeking income or conservation of capital.


                                       6
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.



                            ACCOUNTS OF THE FUND
                            --------------------
ASSET ALLOCATION ACCOUNT             LIMITED TERM BOND ACCOUNT
BALANCED ACCOUNT                     MIDCAP ACCOUNT
BOND ACCOUNT                         MIDCAP GROWTH ACCOUNT
CAPITAL VALUE ACCOUNT                MIDCAP VALUE ACCOUNT
DIVERSIFIED INTERNATIONAL ACCOUNT    MONEY MARKET ACCOUNT
 (previously International Account)  PRINCIPAL LIFETIME 2010 ACCOUNT
EQUITY GROWTH ACCOUNT                PRINCIPAL LIFETIME 2020 ACCOUNT
EQUITY INCOME ACCOUNT                PRINCIPAL LIFETIME 2030 ACCOUNT
GOVERNMENT SECURITIES ACCOUNT        PRINCIPAL LIFETIME 2040 ACCOUNT
GROWTH ACCOUNT                       PRINCIPAL LIFETIME 2050 ACCOUNT
INTERNATIONAL EMERGING MARKETS       PRINCIPAL LIFETIME STRATEGIC INCOME
ACCOUNT                              ACCOUNT
INTERNATIONAL SMALLCAP ACCOUNT       REAL ESTATE SECURITIES ACCOUNT
LARGECAP BLEND ACCOUNT               SMALLCAP ACCOUNT
LARGECAP GROWTH EQUITY ACCOUNT       SMALLCAP GROWTH ACCOUNT
LARGECAP STOCK INDEX ACCOUNT         SMALLCAP VALUE ACCOUNT
LARGECAP VALUE ACCOUNT




This Prospectus describes a mutual fund organized by Principal Life Insurance Company/(R)/ ("Principal Life"). The Fund provides a choice of investment objectives through the Accounts listed above.





                 The date of this Prospectus is April 29, 2005.

                               TABLE OF CONTENTS

ACCOUNT DESCRIPTIONS...................................................3.
  Asset Allocation Account..............................................5

  Balanced Account......................................................8

  Bond Account..........................................................11

  Capital Value Account.................................................14

  Diversified International (f/k/a International) Account...............16

  Equity Growth Account.................................................19

  Equity Income Account .................................................22

  Government Securities Account.........................................25

  Growth Account........................................................27

  International Emerging Markets Account................................29

  International SmallCap Account........................................31

  LargeCap Blend Account................................................33

  LargeCap Growth Equity Account ........................................36

  LargeCap Stock Index Account..........................................38

  LargeCap Value Account................................................40

  Limited Term Bond Account .............................................42

  MidCap Account........................................................45

  MidCap Growth Account.................................................48

  MidCap Value Account..................................................51

  Money Market Account..................................................53

  Principal LifeTime 2010 Account .......................................56

  Principal LifeTime 2020 Account.......................................59

  Principal LifeTime 2030 Account.......................................62

  Principal LifeTime 2040 Account.......................................65

  Principal LifeTime 2050 Account.......................................68

  Principal LifeTime Strategic Income Account...........................71

  Real Estate Securities Account ........................................73

  SmallCap Account......................................................76

  SmallCap Growth Account...............................................78

  SmallCap Value Account................................................81


CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS.........................84

PRICING OF ACCOUNT SHARES...............................................89

DIVIDENDS AND DISTRIBUTIONS.............................................90

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE..........................90
  The Manager...........................................................90

  The Sub-Advisors......................................................91

  Duties of the Manager and Sub-Advisors................................100

  Fees Paid to the Manager..............................................100


GENERAL INFORMATION ABOUT AN ACCOUNT....................................102
  Frequent Trading and Market Timing....................................102

  Eligible Purchasers...................................................103

  Shareholder Rights....................................................103

  Non-Cumulative Voting.................................................103

  Purchase of Account Shares............................................104

  Sale of Account Shares................................................104

  Restricted Transfers..................................................104

  Financial Statements..................................................104


FINANCIAL HIGHLIGHTS....................................................105

ADDITIONAL INFORMATION..................................................117

ACCOUNT DESCRIPTIONS


The Principal Variable Contracts Fund (the "Fund") is made up of Accounts. Each Account has its own investment objective. Principal Management Corporation*, the "Manager" of the Fund, has selected a Sub-Advisor for certain Accounts based on the Sub-Advisor's experience with the investment strategy for which it was selected. The Manager seeks to provide a wide range of investment approaches through the Fund.


The Sub-Advisors are:
.. AllianceBernstein Investment Research and Management ("Bernstein")
.. Columbus Circle Investors ("CCI")
.. Emerald Advisors, Inc. ("Emerald")
.. Grantham, Mayo, Van Otterloo & Co. LLC ("GMO")
.. J.P. Morgan Investment Management Inc. ("Morgan")
.. Mellon Equity Associates, LLP ("Mellon Equity")
.. Morgan Stanley Investment Management Inc. ("MSIM Inc.")
.. Neuberger Berman Management Inc. ("Neuberger Berman")
.. Principal Global Investors, LLC ("Principal")*
.. T. Rowe Price Associates, Inc. ("T. Rowe Price")
.. UBS Global Asset Management (Americas) Inc. ("UBS Global AM")
  * CCI, Principal, Principal Management Corporation, Princor Financial Services Corporation ("Princor") and Principal Life are members of the Principal Financial Group/(R)/.


In the description for each Account, there is important information about the
Account's:


MAIN STRATEGIES AND RISKS
These sections summarize how each Account intends to achieve its investment objective. The Account's primary investment strategy (including the type or types of securities in which the Account invests) is discussed. In addition, there is a discussion of any policy of the Account to concentrate in securities of issuers in a particular industry or group of industries.

A description of the main risks is included with the discussion of each Account. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


Each Account is designed to be a portion of an investor's portfolio. None of the Accounts is intended to be a complete investment program. You should consider the risks of each Account before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS
A bar chart and a table are included with each Account that has annual returns for a full calendar year. They show the Account's annual returns and its long-term performance. The chart shows how the Account's performance has varied from year-to-year. The table compares the Account's performance over time to that of:
.. a broad-based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

An Account's past performance is not necessarily an indication of how the Account will perform in the future.


Call the Principal Variable Contracts Fund at 1-800-247-4123 to get the current 7-day yield for the Money Market
Account.

FEES AND EXPENSES
The annual operating expenses for each Account are deducted from that Account's assets (stated as a percentage of Account assets) and are shown as of the end of the most recent fiscal year. An Account's operating expenses are shown with each Account. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing." The fees and expenses shown do not include the effect of any separate account expenses or other contract level expenses. If such charges were included, overall expenses would be higher and would lower performance.

The examples are intended to help you compare the cost of investing in a particular Account with the cost of investing in other mutual funds. The examples assume you invest $10,000 in an Account for the time periods indicated. The examples also assume that your investment has a 5% total return each year and that the Account's operating expenses are the same as the expenses shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown.


NOTES:

.. No salesperson, dealer or other person is authorized to give information or make representations about an Account other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Variable Contracts Fund, an Account, the Manager or any Sub-Advisor.
.. Investments in these Accounts are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ASSET ALLOCATION ACCOUNT
The Account seeks to generate a total investment return consistent with preservation of capital.

MAIN STRATEGIES
The Account invests in a portfolio of securities that is broadly diversified by asset class, global region, country, economic sector, and currency. The Portfolio Manager makes the Account's broad asset allocation decisions and delegates responsibility for selection specific individual securities to the internal, active management teams of the Sub-Advisor, MSIM Inc.

In deciding how to allocate the Account's assets, MSIM Inc. assesses three sets of factors:
.. the relative value of the stock, bond and money markets in the various regions, countries and economic sectors;
.. the long-term dynamic forces that are driving economies, economic sectors, and companies; and
.. the short-term technical forces that are affecting market pricing.
Factors evaluated include growth rates in gross domestic product, inflation and corporation earnings, labor market conditions, interest rate levels, sales growth, return on equity, dividend yields, price to book ratios and currency valuations.

From time-to-time, MSIM Inc. changes the Account's allocation of assets in various ways, including by asset class, by global region, by country, by economic sector and by currency, in order to keep the portfolio in alignment with global investment outlook.


Allocation among asset classes is designed to lessen overall investment risk by diversifying the Account's assets among different types of investments in different markets. MSIM Inc. reallocates among asset classes and eliminates asset classes for a period of time, when in its judgement the shift offers better prospects of achieving the investment objective of the Account. Under normal market conditions, abrupt reallocations among asset classes will not occur.


MSIM Inc. does not allocate a specific percentage of the Account's assets to a class. Over time, it expects the asset mix to be within the following ranges:
.. 25% to 75% in equity securities;
.. 20% to 60% in fixed-income securities; and .. 0% to 40% in money market instruments.
The Account may invest up to 100% of its assets in foreign securities.

Allowable instruments include individual securities (stocks (without regard to the market capitalization of the issuing company) and bonds), equity and interest rate futures, currency forward contracts, futures contracts, Exchange Traded Funds, fixed-income TRAINS and listed options. The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition. MSIM Inc. may utilize currency contracts, currency or index futures or other derivatives for hedging or other purposes, including modifying the Account's exposure to various currency, equity or fixed-income market.

MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.

CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS).



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



HEDGING STRATEGIES . Use of forward foreign currency exchange contracts, currency or index futures or other derivatives involves risks. The contracts may increase the Account's volatility and, thus, could involve a significant risk. If the Sub-Advisor's predictions are inaccurate, the averse consequences to the Account (e.g., a reduction in the


Account's net asset value) may leave the Account in a worse position than if these strategies were not used.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.



U.S. GOVERNMENT SPONSORED SECURITIES . The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs and may have an adverse impact on the Account's performance.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking a moderate risk approach towards long-term growth. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"  20.66
"1996"  12.92
"1997"  18.19
"1998"   9.18
"1999"  19.49
"2000"   1.61
"2001"  -3.92
"2002" -12.94
"2003"  21.61
"2004"   8.49           The Account's highest/lowest quarterly returns
                        during this time period were:
                               HIGHEST Q2 '03  12.11%
                               LOWEST  Q3 '02  -12.41%

The year-to-date return as of March 31, 2005 is -1.99%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 ASSET ALLOCATION
 ACCOUNT ..............
                             8.49         2.32           8.95             8.49
 S&P 500 Index ........     10.87        -2.30          12.07
 Lehman Brothers
 Aggregate Bond Index .      4.34         7.71           7.72
 MSCI EAFE (Europe,
 Australia, Far East)
 Index - ND ...........     20.25        -1.13           5.62
 Morningstar Moderate
 Allocation Category
 Average ..............      8.62         2.17           9.24
 * The Account's SEC effective date was June 1, 1994.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.80
 Other Expenses..................    0.04
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.84


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------
                                                1     3     5      10
 ASSET ALLOCATION
 ACCOUNT                                     $86   $268  $466  $1,037

BALANCED ACCOUNT
The Account seeks to generate a total return consisting of current income and capital appreciation.

MAIN STRATEGIES
The Account seeks growth of capital and current income by investing primarily in common stocks and corporate bonds. It may also invest in other equity securities, government bonds and notes (obligations of the U.S. government or its agencies or instrumentalities) and cash. Though the percentages in each category are not fixed, common stocks generally represent 40% to 70% of the Account's assets. The remainder of the Account's assets is invested in bonds and cash.

In making its selection of common stocks, the Sub-Advisor, Principal, looks for companies that have predictable earnings and which, based on growth prospects, it believes are undervalued in the marketplace. Principal buys stocks with the objective of long-term capital appreciation. From time to time, Principal purchases stocks with the expectation of price appreciation over the short-term. In response to changes in economic conditions, Principal may change the make-up of the portfolio and emphasize different market sectors by buying and selling the portfolio's stocks. The Account may invest up to 10% of its assets in securities of foreign companies.


Fixed-income securities are purchased to generate income and for capital appreciation purposes when Principal thinks that declining interest rates may increase market value. Deep discount bonds (those which sell at a substantial discount from their face amount) are also purchased to generate capital appreciation. The Account may invest in bonds with speculative characteristics but does not intend to invest more than 10% of its assets in securities rated below BBB by Standard & Poor's Rating Service or Baa by Moody's Investors Service, Inc. Fixed-income securities that are not investment grade are commonly referred to as "junk bonds" or high yield securities.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as "junk bonds" or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS)



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



U.S. GOVERNMENT SPONSORED SECURITIES . The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Account.


Because the Account invests in both stocks and bonds, the Account may under perform stock funds when stocks are in favor and under perform bond funds when bonds are in favor. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking current income as well as long-term growth of capital.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"   24.58
"1996"   13.13
"1997"   17.93
"1998"   11.91
"1999"    2.40
"2000"    0.13
"2001"   -6.96
"2002"  -13.18
"2003"   18.82
"2004"   10.05            The Account's highest/lowest quarterly returns
                          during this time period were:
                               HIGHEST Q2 '03  9.82%
                               LOWEST  Q3 '02  -9.61%

The year-to-date return as of March 31, 2005 is -0.72%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 BALANCED ACCOUNT .....
                            10.05         1.13           7.25             8.53
 60% S&P 500 Index/40%
 Lehman Brothers
 Aggregate Bond
 Index.................      8.32         1.97          10.65
 Morningstar Moderate
 Allocation Category
 Average ..............      8.62         2.17           9.24
 * The Account's SEC effective date was December 18, 1987.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.59
 Other Expenses..................    0.04
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.63


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                          1     3     5    10
 BALANCED ACCOUNT                      $64   $202  $351  $786

BOND ACCOUNT
The Account seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

MAIN STRATEGIES
Under normal circumstances, the Account invests at least 80% of its assets in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"). The Account considers the term "bond" to mean any debt security. Under normal circumstances, the Account invests in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;
.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody's or, if not rated, in the opinion of the Manager of comparable quality; and
.. securities issued or guaranteed by the governments of Canada (provincial or federal government) or the United Kingdom payable in U.S. dollars.

The rest of the Account's assets may be invested in:
.. preferred and common stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
.. securities rated less than the four highest grades of S&P or Moody's (i.e.
  less than investment grade (commonly known as "junk bonds")) but not lower than CCC- (S&P) or Caa (Moody's).
Under unusual market or economic conditions, the Account may invest up to 100% of its assets in cash and cash equivalents.

The Account may actively trade securities in an attempt to achieve its investment objective.


During the fiscal year ended December 31, 2004, the average ratings of the Account's assets, based on market value at each month-end, were as follows (all ratings are by Moody's):

55.65% in securities      18.26% in securities       0.46% in securities rated
rated Aaa                 rated Baa                  Caa
4.96% in securities       4.20% in securities rated  0.01% in securities rated
rated Aa                  Ba                         D
12.03% in securities      4.43% in securities rated
rated A                   B



MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


MUNICIPAL SECURITIES . Principal and interest payments of municipal securities may not be guaranteed by the issuing body and may be payable only from monies derived from a particular source. If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and may be temporarily affected by large purchases and sales, including those of the Account. General conditions in the financial markets and the size of a particular offering may also negatively affect the returns of a municipal security.



MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Account.



U.S. GOVERNMENT SPONSORED SECURITIES . The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.

PORTFOLIO DURATION. . The average portfolio duration of the Account normally varies within a three- to six-year time frame based on the Manager's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Account is three years, a change of 1% in the market's yield results in a change of approximately 3% in the value of the Account's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration .




INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS).



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs and may have an adverse impact on the Account's performance.The portfolio turnover rate for the Account for the six month period ended December 31, 2004 was 143.6%.


As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995" 22.17
"1996"  2.36
"1997" 10.60
"1998"  7.69
"1999" -2.59
"2000"  8.17
"2001"  8.12
"2002"  9.26
"2003"  4.59
"2004"  4.98                 The Account's highest/lowest quarterly returns
                           during this time period were:
                               HIGHESTQ2 '958.25%
                               LOWEST Q1 '96-3.24%

The year-to-date return as of March 31, 2005 is -0.48%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 BOND ACCOUNT .........
                            4.98          7.01          7.37              8.00
 Lehman Brothers
 Aggregate Bond Index .     4.34          7.71          7.72
 Morningstar
 Intermediate-Term Bond
 Category Average......     3.81          6.83          6.92
 * The Account's SEC effective date was December 18, 1987.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.46
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.47


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------
                                            1     3     5    10
 BOND ACCOUNT                            $48   $151  $263  $591

CAPITAL VALUE ACCOUNT
The Account seeks to provide long-term capital appreciation and secondarily growth of investment income.

MAIN STRATEGIES
The Account invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index (as of March 31, 2005 this range was between approximately $511 million and $389.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 20% of Account assets may be invested in foreign securities.

The Account invests in stocks that, in the opinion of the Sub-Advisor, Principal, are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Account are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on four key elements:
.. determination that a stock is selling below its fair market value;
.. early recognition of changes in a company's underlying fundamentals;
.. evaluation of the sustainability of fundamental changes; and .. by monitoring a stock's behavior in the market, evaluation of the timeliness of the investment.

Principal focuses on its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weights of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark. The Account may actively trade securities in an attempt to achieve its investment objective.


MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs and may have an adverse impact on the Account's performance. The portfolio turnover rate for the Account for the six month period ended December 31, 2004 was 183.3%.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"   31.91
"1996"   23.50
"1997"   28.53
"1998"   13.58
"1999"   -4.29
"2000"    2.16
"2001"   -8.05
"2002"  -13.66
"2003"   25.49
"2004"   12.36         The Account's highest/lowest quarterly returns
                       during this time period were:
                               HIGHEST Q2 '03  15.52%
                               LOWEST  Q3 '02  -15.10%

The year-to-date return as of March 31, 2005 is 0.44%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 CAPITAL VALUE ACCOUNT
                            12.36         2.72          10.04             12.07
 Russell 1000 Value
 Index.................     16.49         5.27          13.83
 Morningstar Large
 Value Category Average     12.91         4.35          11.35
 * The Account's SEC effective date was May 13, 1970.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.60
 Other Expenses..................    0.00
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.60


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------
                                               1     3     5    10
 CAPITAL VALUE ACCOUNT                      $61   $192  $335  $750

DIVERSIFIED INTERNATIONAL ACCOUNT (PREVIOUSLY INTERNATIONAL ACCOUNT)
The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

MAIN STRATEGIES
The Account invests in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Account invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Account has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However, under normal market conditions, the Account intends to have at least 80% of its assets invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Account does not intend to invest in equity securities of U.S. companies.


Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia (Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.


In choosing investments for the Account, the Sub-Advisor, Principal, pays particular attention to the long-term earnings prospects of the various companies under consideration. Principal then weighs those prospects relative to the price of the security. Principal invests in securities of companies without regard to the company's market capitalization. (Market capitalization is defined as total current market value of a company's outstanding common stock.)


The Account may actively trade securities in an attempt to achieve its investment objective.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same rage of opportunities as more developed countries companies in more developed countries.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs and may have an adverse impact on the Account's performance.The portfolio turnover rate for the Account for the six month period ended December 31, 2004 was 170.1%.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"   14.17
"1996"   25.09
"1997"   12.24
"1998"    9.98
"1999"   25.93
"2000"   -8.34
"2001"  -24.27
"2002"  -16.07
"2003"   32.33
"2004"   21.03          The Account's highest/lowest quarterly returns
                        during this time period were:
                               HIGHEST Q2 '03  17.25%
                               LOWEST  Q3 '02  -18.68%

The year-to-date return as of March 31, 2005 is 0.62%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 DIVERSIFIED
 INTERNATIONAL ACCOUNT.     21.03        -1.38          7.55              6.72
 MSCI EAFE (Europe,
 Australia, Far East)
 Index - ND ...........     20.25        -1.13          5.62
 Morningstar Foreign
 Large Blend Category
 Average ..............     17.59        -2.93          6.39
 * The Account's SEC effective date was May 2, 1994.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.85
 Other Expenses..................    0.12
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.97


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------
                                                  1     3     5      10
 DIVERSIFIED INTERNATIONAL ACCOUNT             $99   $309  $536  $1,190

EQUITY GROWTH ACCOUNT
The Account seeks to provide long-term capital appreciation by investing primarily in equity securities.

MAIN STRATEGIES
The Account seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that exhibit strong growth and free cash flow potential. These companies are generally characterized as "growth" companies. Under normal market conditions, the Account invests at least 80% of its net assets in equity securities of companies with market capitalizations within the range of companies in the Russell 1000 Growth Index (as of March 31, 2005, this range was between approximately $501 million and $380.6 billion) at the time of purchase. The Account's investments in foreign companies will be limited to 25% of its total assets. The Account may also purchase futures and options, in keeping with Account objectives.

The Sub-Advisor, T. Rowe Price, generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.


In pursuing its investment objective, the Sub-Advisor has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Sub-Advisor believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


The Account may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities. The Account may actively trade securities in an attempt to achieve its investment objective.


Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing fund overall exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices, and foreign currencies.


MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is affected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more vulnerable than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the

Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Investments in futures and options, if any, are subject to additional volatility and potential losses.



HEDGING STRATEGIES . The Account may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Account may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Account. However, the Account's performance could be worse than if the Account had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Account total return; and the potential loss from the use of futures can exceed a Account's initial investment in such contracts.



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs and may have an adverse impact on the Account's performance.The portfolio turnover rate for the Account for the six month period ended December 31, 2004 was 147.7%.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

T. Rowe Price became the Sub-Advisor to the Account on August 24, 2004.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"   44.19
"1996"   28.05
"1997"   30.86
"1998"   18.95
"1999"   39.50
"2000"  -11.71
"2001"  -14.86
"2002"  -27.72
"2003"   25.95
"2004"    9.33         The Account's highest/lowest quarterly returns
                       during this time period were:
                               HIGHEST Q4 '98  22.68%
                               LOWEST  Q1 '01 -18.25%


The year-to-date return as of March 31, 2005 is -6.68%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 EQUITY GROWTH ACCOUNT
                            9.33         -5.64          11.61             11.21
 Russell 1000 Growth
 Index.................     6.30         -9.29           9.59
 Morningstar Large
 Growth Category
 Average ..............     7.64         -7.64           9.00
 * The Account's SEC effective date was June 1, 1994.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.76
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.77


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------
                                               1     3     5    10
 EQUITY GROWTH ACCOUNT                      $79   $246  $428  $954

EQUITY INCOME ACCOUNT
The Account seeks to achieve high current income and long-term growth of income and capital.

MAIN STRATEGIES
The Account seeks to achieve its objective by investing primarily in equity securities (such as common stocks), preferred securities, shares of real estate investment trusts (REITs) and convertible securities. In selecting securities, the Sub-Advisor, Principal, places an emphasis on securities with potentially high dividend yields. Under normal market conditions, the Account invests at least 80% of its assets in equity securities. In addition, under normal market conditions, at least 25% of the assets of the Account are invested in securities of companies in the utilities industry with no policy to concentrate its assets in any segment of the utilities industry. The Account may invest up to 20% of its assets in securities of foreign companies.

When determining how to invest the Account's assets in equity securities, Principal seeks stocks that it believes are undervalued in the marketplace at the time of purchase. Securities for the Account are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on:
.. the determination that a stock is selling below its fair market value;
.. an early recognition of changes in a company's underlying fundamentals;
.. an evaluation of the sustainability of fundamental changes; and .. monitoring a stock's behavior in the market.

In selecting preferred securities for the Account, Principal focuses on the financial services industry (i.e., banking, insurance and commercial finance). For a security to be considered for the Account, Principal will assess the credit risk within the context of the yield available on the preferred security. The sub-advisor also may consider whether the companies' securities have a favorable income-paying history and whether income payments are expected to continue to increase.

REITs are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. In selecting REITs for the Account, Principal focuses on equity REITs which primarily own property and generate revenue from rental income. Principal seeks to diversify the Account's REIT holdings by property types (e.g. apartment REITs, mall REITs, office and industrial REITs).

MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



INTEREST RATE CHANGES . Changes in interest rates may adversely affect the value of an investor's securities. When interest rates rise, the value of preferred securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of preferred securities. Some investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.



PREPAYMENT OR CALL RISK . Some investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.

SECTOR RISK . Because the Account invests at least 25% of its assets in utility securities, the Account is also subject to sector risk; that is, the possibility that the utilities sector may under perform other sectors or the market as a whole. As Principal allocates more of the Account's portfolio holdings to the utilities sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector. The share price of the Account may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



EQUITY REITS . Equity REITs are affected by the changes in the value of the properties owned by the trust. In addition, they:
.. may not be diversified with regard to the types of tenants (thus subject to business developments of the tenant(s));
.. may not be diversified with regard to the geographic locations of the properties (thus subject to regional economic developments); and .. are subject to cash flow dependency of its tenants.

The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account may be an appropriate investment for investors who seek dividends to generate income or to be reinvested for growth and accept fluctuations in the value of investments.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999"    2.29
"2000"   19.18
"2001"  -27.70
"2002"  -12.61
"2003"   13.83
"2004"   17.60            The Account's highest/lowest quarterly returns
                          during this time period were:
                                 HIGHEST  Q3 '00   18.18%
                                 LOWEST   Q3 '01  -16.65%

The year-to-date return as of March 31, 2005 is -1.00%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                                      PAST 1 YEAR           PAST 5 YEARS           PAST 10 YEARS             LIFE OF ACCOUNT*
 EQUITY INCOME ACCOUNT .........
                                         17.60                   0.16                    N/A                       2.64
 Russell 1000 Value Index/(1)/ .         16.49                   5.27                  13.83
 Lehman Brothers Aggregate Bond
 Index..........................          4.34                   7.71                   7.72
 S&P 500 Index .................         10.87                  -2.30                  12.07
 Morningstar Moderate Allocation
 Category Average...............          8.62                   2.17                   9.24
 * The Account's SEC effective date was May 1, 1998.
 (1)
  The index against which the Account measures its performance is now the Russell 1000 Value Index. The Manager, the sub-adviser and the portfolio manager believe this index is the single most representative measure of the Account's performance given that the fund invests a larger proportion of its assets in equity securities of the type included in this index than in any other type of security. The previous index, a 50/ 50 blend of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index, is less appropriate because the Account invests no more than 20 percent of its assets in fixed income securities and because the
  Account's equity securities have a greater value orientation than represented by the S&P 500 Index.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.60
 Other Expenses..................    0.02
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.62


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------
                                               1     3     5    10
 EQUITY INCOME ACCOUNT                      $63   $199  $346  $774

GOVERNMENT SECURITIES ACCOUNT
The Account seeks a high level of current income, liquidity and safety of principal.

MAIN STRATEGIES
The Account seeks to achieve its investment objective by investing primarily (at least 80% of its assets) in securities that are issued by the U.S. Government, its agencies or instrumentalities. The Account may invest in mortgage-backed securities representing an interest in a pool of mortgage loans. These securities are rated AAA by Standard & Poor's Corporation or Aaa by Moody's Investor Services, Inc. or, if unrated, determined by the Sub-Advisor, Principal, to be of equivalent quality.

The Account relies on the professional judgment of Principal to make decisions about the Account's portfolio securities. The basic investment philosophy of Principal is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when Principal believes they no longer represent good long-term value.


The Account may also hold cash and cash equivalents. The size of the Account's cash position depends on various factors, including market conditions and purchases and redemptions of Account shares. A large cash position could impact the ability of the Account to achieve its objective but it also would reduce the Account's exposure in the event of a market downturn and provide liquidity to make additional investments or to meet redemptions.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


U.S. GOVERNMENT SECURITIES . U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Account's securities do not affect interest income on securities already held by the Account, but are reflected in the Account's price per share. Since the magnitude of these fluctuations generally is greater at times when the Account's average maturity is longer, under certain market conditions the Account may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.


INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



U.S. GOVERNMENT SPONSORED SECURITIES . The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates and potentially increasing the volatility of the Account.


In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Account to experience a loss of some or all of the premium.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"  19.07
"1996"   3.35
"1997"  10.39
"1998"   8.27
"1999"  -0.29
"2000"  11.40
"2001"   7.61
"2002"   8.80
"2003"   1.84
"2004"   3.56               The Account's highest/lowest quarterly returns
                            during this time period were:
                               HIGHEST Q2 '95   6.17%
                               LOWEST  Q1 '96  -1.90%


The year-to-date return as of March 31, 2005 is -0.59%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 GOVERNMENT SECURITIES
 ACCOUNT ..............
                            3.56          6.59          7.27              7.61
 Lehman Brothers
 Government/Mortgage
 Index.................     4.08          7.30          7.48
 Morningstar
 Intermediate
 Government Category
 Average ..............     3.39          6.31          6.47
 * The Account's SEC effective date was April 9, 1987.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.44
 Other Expenses..................    0.00
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.44


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------
                                             1         3         5        10
 GOVERNMENT SECURITIES
 ACCOUNT                                 $45      $141      $246      $555

GROWTH ACCOUNT
The Account seeks long-term growth of capital through the purchase primarily of common stocks, but the Account may invest in other securities.

MAIN STRATEGIES
The Account invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index (as of March 31, 2005 this range was between approximately $501 million and $380.6 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Sub-Advisor, CCI, uses a bottom-up approach (focusing on individual stock selection rather than forecasting stock market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on fundamental analysis of a company relative to other companies with the focus being on CCI's assessment of current and future sales growth and operating margins. Companies meeting these criteria typically have progressed beyond the development stage and are focused on growing the business. Up to 10% of Account assets may be invested in foreign securities.


CCI places strong emphasis on companies it believes are guided by high quality management teams with a proven ability to execute. In addition, the Account attempts to identify and emphasize those companies that are market leaders possessing the ability to control pricing and margins in their respective industries. CCI constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

CCI became the Sub-Advisor to the Account on January 3, 2005.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"   25.62
"1996"   12.51
"1997"   26.96
"1998"   21.36
"1999"   16.44
"2000"  -10.15
"2001"  -25.50
"2002"  -29.07
"2003"   26.46
"2004"    9.38              The Account's highest/lowest quarterly returns
                            during this time period were:
                               HIGHESTQ4 '9821.35%
                               LOWEST Q1 '01-23.55%

The year-to-date return as of March 31, 2005 is -1.40%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 GROWTH ACCOUNT .......
                            9.38         -8.07          5.23              5.42
 Russell 1000 Growth
 Index.................     6.30         -9.29          9.59
 Morningstar Large
 Growth Category
 Average ..............     7.64         -7.64          9.00
 * The Account's SEC effective date was May 2, 1994.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.60
 Other Expenses..................    0.00
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.60


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------
                                         1     3     5    10
 GROWTH ACCOUNT                       $61   $192  $335  $750

INTERNATIONAL EMERGING MARKETS ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of issuers in emerging market countries.

MAIN STRATEGIES
The Account seeks to achieve its objective by investing in common stocks of companies in emerging market countries. For this Account, the term "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World Bank) and the International Financial Corporation). These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. Principal, the Sub-Advisor, focuses on those emerging market countries that it believes have strongly developing economies and markets which are becoming more sophisticated.

Under normal conditions, at least 80% of the Account's assets are invested in emerging market country equity securities. The Account invests in securities of:
.. companies with their principal place of business or principal office in emerging market countries;
.. companies for which the principal securities trading market is an emerging market country; or
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced in emerging market countries or sales made in emerging market countries.

MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



EMERGING MARKET COUNTRIES . Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.

INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital in securities of emerging market countries who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2001"  -4.24
"2002"  -7.63
"2003"  57.20
"2004"  24.89              The Account's highest/lowest quarterly returns
                           during this time period were:
                                 HIGHEST Q4 '01  26.63%
                                 LOWEST  Q3 '01 -23.90%

The ye  ar-to-date return as of March 31, 2005 is 1.60%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 INTERNATIONAL EMERGING
 MARKETS ACCOUNT.......     24.89          N/A           N/A              12.38
 MSCI Emerging Markets
 Free Index - ID ......     22.45         2.09          0.98
 Morningstar
 Diversified Emerging
 Markets Category
 Average ..............     23.75         4.29          4.71
 * The Account's SEC effective date was October 24, 2000.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    1.25
 Other Expenses..................    0.30
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.55


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------
                                              1     3     5      10
 INTERNATIONAL EMERGING MARKETS ACCOUNT    $158  $490  $845  $1,845

INTERNATIONAL SMALLCAP ACCOUNT
The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

MAIN STRATEGIES
The Account invests primarily in equity securities of non-U.S. companies with comparatively smaller market capitalizations. Under normal market conditions, the Account invests at least 80% of its assets in securities of companies similar in size to companies included in the Citigroup Extended Market Index
(EMI) World ex US (as of March 31, 2005 this range was between approximately $13 million and $15.1 billion). Market capitalization is defined as total current market value of a company's outstanding common stock.

The Account invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Sub-Advisor, Principal, diversifies the Account's investments geographically. There is no limitation on the percentage of assets that may be invested in one country or denominated in any one currency. However, under normal market circumstances, the Account intends to invest at least 65% of its assets in securities of companies of at least three countries.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.

INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital in smaller companies outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999"   93.81
"2000"  -11.50
"2001"  -21.85
"2002"  -16.20
"2003"   54.15
"2004"   30.20         The Account's highest/lowest quarterly returns
                       during this time period were:
                                 HIGHEST Q4 '99  36.59%
                                 LOWEST  Q3 '01 -21.49%

The year-to-date return as of March 31, 2005 is 3.41%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 INTERNATIONAL SMALLCAP
 ACCOUNT ..............
                            30.20         3.07            N/A             11.13
 Citigroup Extended
 Market Index (EMI)
 World ex US ..........     28.76         6.76           6.98
 Morningstar Foreign
 Small/Mid Growth
 Category Average......     23.97        -0.32          12.55
 * The Account's SEC effective date was May 1, 1998.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    1.20
 Other Expenses..................    0.11
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.31


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 INTERNATIONAL SMALLCAP
 ACCOUNT                                 $133  $415  $718  $1,579

LARGECAP BLEND ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
The Account pursues its investment objective by investing primarily in equity securities of U.S. companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations within the range of companies in the S&P 500 Index (as of March 31, 2005 this range was between approximately $566 million and $382.2 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The market capitalization of companies in the Account's portfolio and the S&P 500 Index will change over time, and the Account will not automatically sell or cease to purchase a stock of a company it already owns just because the company's market capitalization grows or falls outside of the index range.


The Account's Sub-Advisor, T. Rowe Price, uses a disciplined portfolio construction process whereby it weights each sector approximately the same as the Standard & Poor's 500 Stock Index ("S&P 500 Index"). Individual holdings within each sector, and their weights within the portfolio, can vary substantially from the S&P 500 Index.


A team of equity analysts is directly responsible for selecting stocks for the Account. Analysts select stocks from the industries they cover based on rigorous fundamental analysis that assesses the quality of the business franchise, earnings growth potential for the company, and stock valuation. The Account seeks to take full advantage of the analysts' focused expertise in their industries. A team of portfolio managers supervises the analysts and has the responsibility for the overall structure of the Account and coordinating Account investments. They also oversee the quantitative analysis that helps the analysts manage their industry-specific portfolios.


Companies with similar characteristics may be grouped together in broad categories called sectors. In determining the amount to invest in a security, T. Rowe Price limits the Account's exposure to each business sector that comprises the S&P 500 Index.


In pursuing its investment objective, the Account's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


The Account will generally remain fully invested (less than 5% cash reserves) and will be sector neutral when compared to the S&P 500 Index. While the majority of assets will be invested in large-capitalization U.S. common stocks, small- and mid-capitalization and foreign stocks (up to 25% of total assets) may also be purchased in keeping with Account objectives. Futures and options may be employed from time to time to manage flows of cash into and out of the Account. Securities may be sold for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.


MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.

GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more vulnerable than non-growth stocks to market changes.



VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



SECTOR RISK . The Sub-Advisor may group companies with similar characteristics into broad categories called sectors. Therefore, the Account is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As the Sub-Advisor allocates more of the Account's portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term. Investments in futures and options, if any, are subject to additional volatility and potential losses.



HEDGING STRATEGIES . The Account may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Account may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Account. However, the Account's performance could be worse than if the Account had not used such instruments if the Sub-Advisor's judgment proves incorrect.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in an aggressively managed portfolio of common stocks, but who prefer investing in larger, established companies.

T. Rowe Price became the Sub-Advisor to the Account effective March 9, 2004.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2003"    23.76
"2004"    10.36

                      The Account's highest/lowest quarterly returns
                      during this time period were:
                               HIGHEST Q2 '03  14.07%
                               LOWEST  Q3 '02  -15.51%


The year-to-date return as of March 31, 2005 is -2.28%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP BLEND ACCOUNT     10.36          N/A            N/A             5.53
 S&P 500 Index ........     10.87        -2.30          12.07
 Morningstar Large
 Blend Category Average      9.96        -1.77          10.42
 * The Account's SEC effective date was May 1, 2002.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees..................  0.75
 Other Expenses...................  0.03
                                    ----
  TOTAL ACCOUNT OPERATING EXPENSES  0.78


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------
                                            1     3     5    10
 LARGECAP BLEND ACCOUNT                  $80   $249  $433  $966

LARGECAP GROWTH EQUITY ACCOUNT
The Account seeks to achieve long-term growth of capital.

MAIN STRATEGIES
The Account invests primarily in common stock of U.S. companies, with a focus on growth stocks. Growth stocks are issues (or securities) that the Sub-Advisor, GMO, believes are fast-growing and whose earnings are believed to likely increase over time. Growth in earnings may lead to an increase in the price of the stock. The Sub-Advisor invests mainly in large companies, although investments can be made in companies of any size.

Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with large market capitalizations. The Account typically makes equity investments in companies chosen from among the 1,000 U.S. exchange-listed companies with the largest market capitalization. Market capitalization is defined as total current market value of a company's outstanding common stock. In addition, the Account may invest up to 25% of its assets in foreign securities, including American Depository Receipts (ADRs), at the time of purchase.


When deciding whether to buy or sell stocks for the Account, GMO considers, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends.


In addition to the main investment strategies described above, GMO may make other investments, such as investments in preferred stocks, convertible securities and debt instruments. These investments may be subject to other risks as described later in this prospectus and/or the Statement of Additional Information.


MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



INTEREST RATE CHANGES . Changes in interest rates may adversely affect the value of an investor's securities. When interest rates rise, the value of preferred securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of preferred securities. Some investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the

Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.

INVESTOR PROFILE
The Account may be an appropriate investment for investors who are seeking long-term growth and are willing to accept the potential for short-term, volatile fluctuations in the value of their investment. This Account is designed as a long-term investment with growth potential.

GMO became the Sub-Advisor to the Account on March 31, 2004.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2001"  -30.08
"2002"  -33.27
"2003"   23.14
"2004"    3.16           The Account's highest/lowest quarterly returns
                         during this time period were:
                                 HIGHEST Q4 '01  12.16%
                                 LOWEST Q3 '01  -21.14%

The ye  ar-to-date return as of March 31, 2005 is -1.30%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP GROWTH EQUITY
 ACCOUNT ..............
                            3.16           N/A           N/A             -16.88
 Russell 1000 Growth
 Index.................     6.30         -9.29          9.59
 Morningstar Large
 Growth Category
 Average ..............     7.64         -7.64          9.00
 * The Account's SEC effective date was October 24, 2000.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    1.00
 Other Expenses..................    0.05
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.05


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                        1     3     5      10
 LARGECAP GROWTH EQUITY ACCOUNT      $107  $334  $579  $1,283

LARGECAP STOCK INDEX ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's ("S&P") 500 Index. The Sub-Advisor, Principal, attempts to mirror the investment performance of the Index by allocating the Account's assets in approximately the same weightings as the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. As of March 31, 2005, the market capitalization range of the Index was between approximately $566 million and $382.2 billion. Over the long-term, Principal seeks a very close correlation between performance of the Account, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Account uses an indexing strategy and is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Account uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, Principal focuses on tracking the S&P 500. Principal may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.


The correlation between Account and Index performance may be affected by the Account's expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Account shares. The Account may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.

Because of the difficulty and expense of executing relatively small stock trades, the Account may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Account's portfolio may be weighted differently from the S&P 500, particularly if the Account has a small level of assets to invest. In addition, the Account's ability to match the performance of the S&P 500 is affected to some degree by the size and timing of cash flows into and out of the Account. The Account is managed to attempt to minimize such effects.

Principal reserves the right to omit or remove any of the S&P 500 stocks from the Account if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Account if extraordinary events or financial conditions lead Principal to believe that it should not be a part of the Account's assets.

MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.

VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive, rather than active, management style.

NOTE: "Standard & Poor's 500"and "S&P 500/(R)/" are trademarks of The
     McGraw-Hill Companies, Inc. and have been licensed by the Manager. The Account is not sponsored, endorsed, sold or promoted by Standard and Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Account.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2000"   -9.67
"2001"  -12.10
"2002"  -22.44
"2003"   28.32
"2004"   10.39             The Account's highest/lowest quarterly returns
                          during this time period were:
                                 HIGHEST Q2 '03  15.28%
                                 LOWEST  Q3 '02  -17.27%

The year-to-date return as of March 31, 2005 is -2.26%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP STOCK INDEX
 ACCOUNT ..............
                            10.39        -2.69            N/A             -0.90
 S&P 500 Index ........     10.87        -2.30          12.07
 Morningstar Large
 Blend Category Average      9.96        -1.77          10.42
 * The Account's SEC effective date was May 3, 1999.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.35
 Other Expenses..................    0.02
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.37


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------
                                            1     3     5    10
 LARGECAP STOCK INDEX
 ACCOUNT                                 $38   $119  $208  $468

LARGECAP VALUE ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
The Account invests primarily in undervalued equity securities of companies among the 750 largest by market capitalization that the Sub-Advisor, Bernstein, believes offer above-average potential for growth in future earnings. Under normal market conditions, the Account generally invests at least 80% of its assets in companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index (as of March 31, 2005, this range was between approximately $511 million and $389.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

Bernstein employs an investment strategy, generally described as "value" investing, that involves seeking securities that:
.. exhibit low financial ratios (particularly stock price-to-book value
  (liquidation value), but also stock price-to-earnings and stock price-to-cash flow);
.. can be acquired for less than what Bernstein believes is the issuer's intrinsic value; or
.. whose price appears attractive relative to the value of the dividends expected to be paid by the issuer in the future.

Value oriented investing entails a strong "sell discipline" in that it generally requires the sale of securities that have reached their intrinsic value or a target financial ratio. Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to Bernstein to have strong potential for capital appreciation or securities of "special situation" companies. A special situation company is one that Bernstein believes has potential for significant future earnings growth but has not performed well in the recent past. These situations include companies with management changes, corporate or asset restructuring or significantly undervalued assets. For Bernstein, identifying special situation companies and establishing an issuer's intrinsic value involves fundamental research about such companies and issuers.


MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but prefer investing in companies that appear to be considered undervalued relative to similar companies.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2003"   28.05
"2004"   13.09

                          The Account's highest/lowest quarterly returns
                          during this time period were:
                               HIGHEST Q2 '03  16.19%
                               LOWEST  Q3 '02  -18.55%


The year-to-date return as of March 31, 2005 is -0.58%.

AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP VALUE ACCOUNT     13.09          N/A            N/A             8.46
 Russell 1000 Value
 Index.................     16.49         5.27          13.83
 Morningstar Large
 Value Category Average     12.91         4.35          11.35
 * The Account's SEC effective date was May 1, 2002.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................   0.75
 Other Expenses..................   0.01
                                    ----
  TOTAL ACCOUNT OPERATING EXPENSES  0.76


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------
                                            1     3     5    10
 LARGECAP VALUE ACCOUNT                  $78   $243  $422  $942

LIMITED TERM BOND ACCOUNT
The Account seeks to provide current income.

MAIN STRATEGIES
The Account invests primarily in high quality, short-term fixed-income securities. The Account considers the term "bond" to mean any debt security. Under normal circumstances, it invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. debt securities of U.S. issuers rated in the three highest grades by Standard
  & Poor's Rating Service or Moody's Investors Service, Inc. or, if unrated, in the opinion of the Sub-Advisor, Principal, of comparable quality; and
.. mortgage-backed securities representing an interest in a pool of mortgage loans.

The rest of the Account's assets may be invested in a variety of financial instruments, including securities in the fourth highest rating category or their equivalent. Securities in the fourth highest category are "investment grade." While they are considered to have adequate capacity to pay interest and repay principal, they do have speculative characteristics. Changes in economic and other conditions are more likely to affect the ability of the issuer to make principal and interest payments than is the case with issuers of higher rated securities.


Under normal circumstances, the Account maintains a dollar-weighted average maturity of not more than five years. In determining the average maturity of the Account's assets, the maturity date of callable or prepayable securities may be adjusted to reflect Principal's judgment regarding the likelihood of the security being called or prepaid.


Under unusual market or economic conditions, the Account may invest up to 100% of its assets in cash and cash equivalents.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



PORTFOLIO DURATION. . The average portfolio duration of the Account normally is less than three years and is based on Principal's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Account is three years, a change of 1% in the market's yield results in a change of approximately 3% in the value of the Account's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration.



U.S. GOVERNMENT SPONSORED SECURITIES . The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.

MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Account.



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs and may have an adverse impact on the Account's performance.The portfolio turnover rate for the Account for the six month period ended December 31, 2004 was TURNOVER LBD.


As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2004"    1.30

                             The Account's highest/lowest quarterly returns
                             during this time period were:
                               HIGHEST Q1 '04  1.50%
                               LOWEST  Q2 '04  -1.58%


The year-to-date return as of March 31, 2005 is -0.41%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LIMITED TERM BOND
 ACCOUNT...............     1.30           N/A           N/A              1.25
 Lehman Brothers Mutual
 Fund 1-5 Gov't/Credit
 Index.................     1.85          6.21          6.51
 Morningstar Short-Term
 Bond Category Average      1.60          4.91          5.52
 * The Account's SEC effective date was May 1, 2003.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees..................  0.50
 Other Expenses...................  0.03
                                    ----
  TOTAL ACCOUNT OPERATING EXPENSES  0.53


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------
                                            1     3     5    10
 LIMITED TERM BOND
 ACCOUNT                                 $54   $170  $296  $665

MIDCAP ACCOUNT
The Account seeks to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

MAIN STRATEGIES
The Account invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap Index (as of March 31, 2005, this range was between approximately $501 million and $36.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


Principal considers the quality and price of individual issuers rather than forecasting stock market trends in its selection of individual securities. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Principal's estimation of forward-looking rates of return. Up to 10% of Account assets may be invested in foreign securities.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


MAIN RISKS
The Account is subject to the risk that its principal market segment, medium capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"  29.01
"1996"  21.11
"1997"  22.75
"1998"   3.69
"1999"  13.04
"2000"  14.59
"2001"  -3.71
"2002"  -8.75
"2003"  32.81
"2004"  17.76           The Account's highest/lowest quarterly returns
                        during this time period were:
                               HIGHEST  Q4 '99   23.31%
                               LOWEST   Q3 '98  -20.01%

The year-to-date return as of March 31, 2005 is -1.27%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP ACCOUNT .......
                            17.76         9.51          13.47             14.40
 Russell Midcap Index .     20.22         7.59          14.50
 Morningstar Mid-Cap
 Blend Category Average     16.00         7.18          13.16
 * The Account's SEC effective date was December 18, 1987.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.58
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.59


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------
                                         1     3     5    10
 MIDCAP ACCOUNT                       $60   $189  $329  $738

MIDCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap Growth Index (as of March 31, 2005, this range was between approximately $501 million and $36.9 billion)) at the time of purchase. In the view of the Sub-Advisor, Mellon Equity, many medium-sized companies:
.. are in fast growing industries;
.. offer superior earnings growth potential; and .. are characterized by strong balance sheets and high returns on equity.
The Account may also hold investments in large and small capitalization companies, including emerging and cyclical growth companies. The Account may invest up to 10% of its net assets in securities of foreign companies, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Mellon Equity uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings momentum measures and higher expected earnings per share growth.


The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings "buy," "sell" or "hold." The decision to buy, sell or hold is made by Mellon Equity based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security. In addition, Mellon Equity manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry.


The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



EMERGING MARKET COUNTRIES . Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth and willing to accept the potential for short-term fluctuations in the value of their investments.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999"   10.67
"2000"    8.10
"2001"  -16.92
"2002"  -26.27
"2003"   40.58
"2004"   11.82            The Account's highest/lowest quarterly returns
                          during this time period were:
                                 HIGHEST Q4 '01  24.12%
                                 LOWEST  Q3 '01 -25.25%

The year-to-date return as of March 31, 2005 is -1.52%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP GROWTH ACCOUNT
                            11.82         0.81            N/A             1.62
 Russell Midcap Growth
 Index.................     15.48        -3.36          11.23
 Morningstar Mid-Cap
 Growth Category
 Average ..............     12.93        -3.42          10.25
 * The Account's SEC effective date was May 1, 1998.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.90
 Other Expenses..................    0.02
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.92


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------
                                               1     3     5      10
 MIDCAP GROWTH ACCOUNT                      $94   $293  $509  $1,131

MIDCAP VALUE ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of companies with value characteristics and market capitalizations.

MAIN STRATEGIES
The Account invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap Value Index (as of March 31, 2005, this range was between approximately $596 million and $36.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Companies may range from the well-established and well known to the new and unseasoned. The Account may invest up to 10% of its assets in securities of foreign companies.

The stocks are selected using a value oriented investment approach by Neuberger Berman, the Sub-Advisor. Neuberger Berman identifies value stocks in several ways. Factors it considers in identifying value stocks may include:
.. strong fundamentals, such as a company's financial, operational and competitive positions;
.. consistent cash flow; and
.. a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value.


The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



MEDIUM CAPITALIZATIONS . Companies with medium capitalizations may have a limited operating history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2000"  31.03
"2001"  -2.58
"2002"  -9.96
"2003"  36.49
"2004"  22.67             The Account's highest/lowest quarterly returns
                          during this time period were:
                                 HIGHEST Q4 '99   23.54%
                                 LOWEST  Q3 '02  -14.54%

The year-to-date return as of March 31, 2005 is 0.54%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP VALUE ACCOUNT .
                            22.67        13.99            N/A             14.20
 Russell Midcap Value
 Index.................     23.71        13.48          15.72
 Morningstar Mid-Cap
 Value Category Average     17.90        11.41          13.40
 * The Account's SEC effective date was May 3, 1999.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    1.05
 Other Expenses..................    0.03
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.08


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------
                                              1     3     5      10
 MIDCAP VALUE ACCOUNT                      $110  $343  $595  $1,317

MONEY MARKET ACCOUNT
The Account has an investment objective of as high a level of current income available from investments in short-term securities as is consistent with preservation of principal and maintenance of liquidity.

MAIN STRATEGIES
The Account invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which the Manager believes present minimal credit risks. At the time the Account purchases each security, it is an "eligible security" as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Account maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Account may sell a security before it matures:
.. to take advantage of market variations;
.. to generate cash to cover sales of Account shares by its shareholders; or .. upon revised credit opinions of the security's issuer.
The sale of a security by the Account before maturity may not be in the best interest of the Account. The sale of portfolio securities is usually a taxable event. The Account does have an ability to borrow money to cover the sale of Account shares.

It is the policy of the Account to be as fully invested as possible to maximize current income. Securities in which the Account invests include:
.. securities issued or guaranteed by the U.S. government, including treasury bills, notes and bonds;
.. securities issued or guaranteed by agencies or instrumentalities of the U.S.
  government. These are backed either by the full faith and credit of the U.S. government or by the credit of the particular agency or instrumentality;
.. bank obligations including:
  . certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or . bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
.. commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;
.. corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Account has 397 days or less remaining to maturity;
.. repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
.. taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Account are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Before the Manager selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.


MAIN RISKS
As with all mutual funds, the value of the Account's assets may rise or fall. Although the Account seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Account. An investment in the Account is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



CREDIT RISK . Credit risk pertains to the issuer's ability to make scheduled principal or interest payments. This may reduce the Account's stream of income and decrease the Account's yield.

INTEREST RATE RISK . The value of the Account's shares is directly impacted by trends in interest rates. If interest rates rise, the value of debt securities generally will fall.


REPURCHASE AGREEMENTS . The Account may invest in repurchase agreements with commercial banks, brokers and dealers considered by the Manager to be creditworthy. Default or insolvency of the other party is a potential risk to the Account.


U.S. GOVERNMENT SPONSORED SECURITIES . The Account may invest in securities issued by government-sponsored enterprises. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


EURODOLLAR AND YANKEE OBLIGATIONS . Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that: a foreign government will not let U.S. dollar-denominated assets leave the country; the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks; and adverse political or economic developments will affect investments in a foreign country.

INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking monthly dividends without incurring much principal risk.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"  5.59
"1996"  5.07
"1997"  5.04
"1998"  5.20
"1999"  4.84
"2000"  6.07
"2001"  3.92
"2002"  1.42
"2003"  0.74
"2004"  0.92

                             TO OBTAIN THE ACCOUNT'S CURRENT YIELD INFORMATION,
                             PLEASE CALL 1-800-247-4123

The year-to-date return as of March 31, 2005 is 0.50%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MONEY MARKET ACCOUNT .
                            0.92          2.59          3.88              3.17
 * The Account's SEC effective date was March 18, 1983.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.48
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.49


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------
                                              1     3     5    10
 MONEY MARKET ACCOUNT                      $50   $157  $274  $616

PRINCIPAL LIFETIME 2010 ACCOUNT
The Account seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES
To pursue its goal, the Account invests in shares of other Principal Variable Contracts Fund Accounts (the "underlying funds"). The underlying funds are intended to give the Account broad exposure to the domestic and foreign equity and fixed-income markets.

Over time, shifts in the allocations to the underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the underlying fund allocations may also occur when market forces change allocations in ways the Sub-Advisor, Principal, considers likely to help the Account achieve its investment objective.


In deciding how to allocate the Account's assets among the underlying funds at any time, Principal considers long-term asset class returns, volatility assumptions and the Account's target time horizon. There are no minimum or maximum percentages in which the Account must invest in any underlying fund. As the Account is weighted toward underlying funds that invest in fixed-income securities (see table below), the Account is more subject to the risk of interest rate changes and credit risk than to the risks associated with a stock funds. At any time, Principal may add or substitute underlying funds in which the Account invests.


Principal intends to gradually shift the Account's allocation among the underlying funds so that within five to ten years after the year 2010, the Account's underlying fund allocation matches the underlying fund allocation of the Principal LifeTime Strategic Income Account, an Account that invests primarily in underlying funds that invest in fixed-income securities. At that time, the Account may be combined with the Principal LifeTime Strategic Income Account. The Board of Directors would need to determine at the time of the proposed combination that the combining of the Accounts is in the best interests of the Accounts' shareholders. If the Board determines that the proposed combination is appropriate, it will seek, if necessary: 1) an order permitting the combination of the Accounts from the Securities and Exchange Commission; 2) submit the issue to a vote of the shareholders; 3) or a combination of both 1 and 2.


MAIN RISKS
The net asset value of the Account's shares is affected by changes in the value of the securities it owns.The Account's investments are concentrated in the underlying funds and, as a result, the Account's performance is directly related to their performance. The Account's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Account is subject to the particular risks of the underlying funds in the proportions in which the Account invests in them.

As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



INTEREST RATE CHANGES . The value of fixed-income securities held by an underlying fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an underlying fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities in which an underlying fund may invest that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS).



U.S. GOVERNMENT SPONSORED SECURITIES . An underlying fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.



STOCK MARKET VOLATILITY . The prices of equity securities held by an underlying fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



FOREIGN INVESTING . The underlying funds may invest in foreign securities. Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



SMALL AND MEDIUM CAPITALIZATIONS . The underlying funds may invest in small and medium capitalization companies. Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



HEDGING STRATEGIES . Use of forward foreign currency exchange contracts, currency or index futures or other derivatives involves risks. The contracts may increase the underlying fund's volatility and, thus, could involve a significant risk. If the Sub-Advisor's predictions are inaccurate, the averse consequences to the underlying fund (e.g., a reduction in the underlying fund's net asset value) may leave the underlying fund in a worse position than if these strategies were not used.



INITIAL PUBLIC OFFERINGS ("IPOS") . An underlying fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.



The Account's broad diversification is designed to cushion severe losses in any one investment sector and moderate the Account's overall price swings. However, the Account's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account may be an appropriate investment for investors expecting to retire around the year 2010 or fund a cashflow need in the year 2010.

UNDERLYING FUND ALLOCATION
As of December 31, 2004, the Account's assets were allocated among the underlying funds as follows:

      Bond                         29.2%    LargeCap Stock Index        10.6%
      Capital Value                 3.1     LargeCap Value               5.7
      Diversified International     6.9     Money Market                 8.7
      Equity Income                 8.3     Real Estate Securities      14.2
      LargeCap Growth Equity        8.6     SmallCap                     4.7



Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.66%. The combined total expenses for the Account may be higher or lower depending on the allocation of its assets among the underlying funds.

As the inception date of the Account is August 30, 2004, limited historical performance data is available.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                            PAST 1 YEAR     PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 PRINCIPAL LIFETIME
 2010 ACCOUNT..........       N/A              N/A              N/A            9.31
 S&P 500 Index ........        10.87            -2.30         12.07
 Lehman Brothers
 Aggregate Bond Index .         4.34             7.71          7.72
 Morningstar
 Conservative
 Allocation Category
 Average ..............         5.71             3.80          7.87
  Index performance does not reflect
  deductions for fees, expenses or taxes.
 * The Account's SEC effective date was August 30, 2004.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................          0.12
 Other Expenses..................          9.90
                                           ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES         10.02
  The Manager has voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 0.16% through April 30, 2006. The Manager may not continue this arrangement after May 1, 2006.
  The Account as a shareholder in the underlying funds, indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of December 31, 2004, the operating expenses of the underlying funds ranged from 0.37% to 1.05%. The
  Account's investment return is net of the underlying funds' operating expenses.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If the operating expenses of the underlying funds, separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------
                                                                                   1       3       5      10
 PRINCIPAL LIFETIME 2010 ACCOUNT                                                $977  $2,786  $4,418  $7,833

PRINCIPAL LIFETIME 2020 ACCOUNT
The Account seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES

To pursue its goal, the Account invests in shares of other Principal Variable Contracts Fund Accounts (the "underlying funds"). The underlying funds are intended to give the Account broad exposure to the domestic and foreign equity and fixed-income markets.

Over time, shifts in the allocations to the underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the underlying fund allocations may also occur when market forces change allocations in ways the Sub-Advisor, Principal, considers likely to help the Account achieve its investment objective.


In deciding how to allocate the Account's assets among the underlying funds at any time, Principal considers long-term asset class returns, volatility assumptions and the Account's target time horizon. There are no minimum or maximum percentages in which the Account must invest in any underlying fund. As the Account is weighted toward underlying funds that invest in equity securities (see table below), the Account is more subject to the risks associated with stock funds than to the risk of interest rate changes and credit risk. At any time, Principal may add or substitute underlying funds in which the Account invests.


Principal intends to gradually shift the Account's allocation among the underlying funds so that within five to ten years after the year 2020, the Account's underlying fund allocation matches the underlying fund allocation of the Principal LifeTime Strategic Income Account, an Account that invests primarily in underlying funds that invest in fixed-income securities. At that time, the Account may be combined with the Principal LifeTime Strategic Income Account. The Board of Directors would need to determine at the time of the proposed combination that the combining of the Accounts is in the best interests of the Accounts' shareholders. If the Board determines that the proposed combination is appropriate, it will seek, if necessary: 1) an order permitting the combination of the Accounts from the Securities and Exchange Commission; 2) submit the issue to a vote of the shareholders; 3) or a combination of both 1 and 2.


MAIN RISKS
The net asset value of the Account's shares is affected by changes in the value of the securities it owns. The Account's investments are concentrated in the underlying funds and, as a result, the Account's performance is directly related to their performance. The Account's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Account is subject to the particular risks of the underlying funds in the proportions in which the Account invests in them. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The prices of equity securities held by an underlying fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . An underlying fund may invest in small and medium capitalization companies. Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



FOREIGN INVESTING . An underlying fund may invest in foreign securities. Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . Use of forward foreign currency exchange contracts, currency or index futures or other derivatives involves risks. The contracts may increase the underlying fund's volatility and, thus, could involve a significant risk. If the Sub-Advisor's predictions are inaccurate, the averse consequences to the underlying fund (e.g., a reduction in the underlying fund's net asset value) may leave the underlying fund in a worse position than if these strategies were not used.



INITIAL PUBLIC OFFERINGS ("IPOS") . An underlying fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.



INTEREST RATE CHANGES . The value of fixed-income securities held by an underlying fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an underlying fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS)



U.S. GOVERNMENT SPONSORED SECURITIES . An underlying fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors expecting to retire around the year 2020 or fund a cashflow need in the year 2020.

UNDERLYING FUND ALLOCATION
As of December 31, 2004, the Account's assets were allocated among the underlying funds as follows:

      Bond                         25.3%    LargeCap Value               8.3%
      Capital Value                 4.5     Real Estate Securities      10.0
      Diversified International    10.1     SmallCap                     2.5
      Equity Income                 7.4     SmallCap Growth              1.5
      LargeCap Growth Equity       12.3     SmallCap Value               1.6
      LargeCap Stock Index         16.5



Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.69%. The combined total expenses for the Account may be higher or lower depending on the allocation of its assets among the underlying funds.

As the inception date of the Account is August 30, 2004, limited historical performance data is available.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                             PAST 1 YEAR      PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 PRINCIPAL LIFETIME
 2020 ACCOUNT..........        N/A               N/A              N/A           10.62
 S&P 500 Index ........         10.87             -2.30         12.07
 Lehman Brothers
 Aggregate Bond Index .          4.34              7.71          7.72
 Morningstar Moderate
 Allocation Category
 Average ..............          8.62              2.17          9.24
  Index performance does not reflect
  deductions for fees, expenses or taxes.
 * The Account's SEC effective date was August 30, 2004.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees..................         0.12
 Other Expenses...................         8.60
                                           ----
  TOTAL ACCOUNT OPERATING EXPENSES         8.72
  The Manager has voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 0.13% through April 30, 2006. The Manager may not continue this arrangement after May 1, 2006.
  The Account as a shareholder in the underlying funds, indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of December 31, 2004, the operating expenses of the underlying funds ranged from 0.37% to 1.13%. The
  Account's investment return is net of the underlying funds' operating expenses.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If the operating expenses of the underlying funds, separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------
                                                                                   1       3       5      10
 PRINCIPAL LIFETIME 2020 ACCOUNT                                                $856  $2,473  $3,972  $7,258

PRINCIPAL LIFETIME 2030 ACCOUNT
The Account seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES


To pursue its goal, the Account invests in shares of other Principal Variable Contracts Fund Accounts (the "underlying funds"). The underlying funds are intended to give the Account broad exposure to the domestic and foreign equity and fixed-income markets.

Over time, shifts in the allocations to the underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the underlying fund allocations may also occur when market forces change allocations in ways the Sub-Advisor, Principal, considers likely to help the Account achieve its investment objective.


In deciding how to allocate the Account's assets among the underlying funds at any time, Principal considers long-term asset class returns, volatility assumptions and the Account's target time horizon. There are no minimum or maximum percentages in which the Account must invest in any underlying fund. As the Account is weighted toward underlying funds that invest in equity securities (see table below), the Account is more subject to the risks associated with stock funds than to the risk of interest rate changes and credit risk. At any time, Principal may add or substitute underlying funds in which the Account invests.


Principal intends to gradually shift the Account's allocation among the underlying funds so that within five to ten years after the year 2030, the Account's underlying fund allocation matches the underlying fund allocation of the Principal LifeTime Strategic Income Account, an Account that invests primarily in underlying funds that invest in fixed-income securities. At that time, the Account may be combined with the Principal LifeTime Strategic Income Account. The Board of Directors would need to determine at the time of the proposed combination that the combining of the Accounts is in the best interests of the Accounts' shareholders. If the Board determines that the proposed combination is appropriate, it will seek, if necessary: 1) an order permitting the combination of the Accounts from the Securities and Exchange Commission; 2) submit the issue to a vote of the shareholders; 3) or a combination of both 1 and 2.


MAIN RISKS
The net asset value of the Account's shares is affected by changes in the value of the securities it owns. The Account's investments are concentrated in the underlying funds and, as a result, the Account's performance is directly related to their performance. The Account's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Account is subject to the particular risks of the underlying funds in the proportions in which the Account invests in them. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The prices of equity securities held by an underlying fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . An underlying fund may invest in small and medium capitalization companies. Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



FOREIGN INVESTING . An underlying fund may invest in foreign securities. Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . Use of forward foreign currency exchange contracts, currency or index futures or other derivatives involves risks. The contracts may increase the underlying fund's volatility and, thus, could involve a significant risk. If the Sub-Advisor's predictions are inaccurate, the averse consequences to the underlying fund (e.g., a reduction in the underlying fund's net asset value) may leave the underlying fund in a worse position than if these strategies were not used.



INITIAL PUBLIC OFFERINGS ("IPOS") . An underlying fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.



INTEREST RATE CHANGES . The value of fixed-income securities held by an underlying fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an underlying fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities in which an underlying fund may invest that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS)



U.S. GOVERNMENT SPONSORED SECURITIES . An underlying fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors expecting to retire around the year 2030 or fund a cashflow need in the year 2030.

UNDERLYING FUND ALLOCATION
As of December 31, 2004, the Account's assets were allocated among the underlying funds as follows:

      Bond                         20.1%    LargeCap Value              9.6%
      Capital Value                 5.1     Real Estate Securities      8.0
      Diversified International    11.4     SmallCap                    3.1
      Equity Income                 5.2     SmallCap Growth             1.9
      LargeCap Growth Equity       14.3     SmallCap Value              1.9
      LargeCap Stock Index         19.4



Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.70%. The combined total expenses for the Account may be higher or lower depending on the allocation of its assets among the underlying funds.

As the inception date of the Account is August 30, 2004, limited historical performance data is available.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                             PAST 1 YEAR      PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 PRINCIPAL LIFETIME
 2030 ACCOUNT..........        N/A               N/A              N/A           10.60
 S&P 500 Index ........         10.87             -2.30         12.07
 Lehman Brothers
 Aggregate Bond Index .          4.34              7.71          7.72
 Morningstar Moderate
 Allocation Category
 Average ..............          8.62              2.17          9.24
  Index performance does not reflect
  deductions for fees, expenses or taxes.
 * The Account's SEC effective date was August 30, 2004.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees..................         0.12
 Other Expenses...................         2.02
                                           ----
  TOTAL ACCOUNT OPERATING EXPENSES         2.14
  The Manager has voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 0.16% through April 30, 2006. The Manager may not continue this arrangement after May 1, 2006.
  The Account as a shareholder in the underlying funds, indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of December 31, 2004, the operating expenses of the underlying funds ranged from 0.37% to 1.13%. The
  Account's investment return is net of the underlying funds' operating expenses.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If the operating expenses of the underlying funds, separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                           NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------------------------------------------
                                                                                   1     3       5      10
 PRINCIPAL LIFETIME 2030 ACCOUNT                                                $217  $670  $1,149  $2,472

PRINCIPAL LIFETIME 2040 ACCOUNT
The Account seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES


To pursue its goal, the Account invests in shares of other Principal Variable Contracts Fund Accounts (the "underlying funds"). The underlying funds are intended to give the Account broad exposure to the domestic and foreign equity and fixed-income markets.

Over time, shifts in the allocations to the underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the underlying fund allocations may also occur when market forces change allocations in ways the Sub-Advisor, Principal, considers likely to help the Account achieve its investment objective.


In deciding how to allocate the Account's assets among the underlying funds at any time, Principal considers long-term asset class returns, volatility assumptions and the Account's target time horizon. There are no minimum or maximum percentages in which the Account must invest in any underlying fund. As the Account is heavily weighted toward underlying funds that invest in equity securities (see table below), the Account is subject to the risks associated with stock funds. The Account also invests to a limited degree in underlying funds that invest in fixed-income securities. At any time, Principal may add or substitute underlying funds in which the Account invests.


Principal intends to gradually shift the Account's allocation among the underlying funds so that within five to ten years after the year 2040, the Account's underlying fund allocation matches the underlying fund allocation of the Principal LifeTime Strategic Income Account, an Account that invests primarily in underlying funds that invest in fixed-income securities. At that time, the Account may be combined with the Principal LifeTime Strategic Income Account. The Board of Directors would need to determine at the time of the proposed combination that the combining of the Accounts is in the best interests of the Accounts' shareholders. If the Board determines that the proposed combination is appropriate, it will seek, if necessary: 1) an order permitting the combination of the Account's from the Securities and Exchange Commission; 2) submit the issue to a vote of the shareholders; 3) or a combination of both 1 and 2.


MAIN RISKS
The net asset value of the Account's shares is affected by changes in the value of the securities it owns. The Account's investments are concentrated in the underlying funds and, as a result, the Account's performance is directly related to their performance. The Account's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Account is subject to the particular risks of the underlying funds in the proportions in which the Account invests in them. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The prices of equity securities held by an underlying fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . An underlying fund may invest in small and medium capitalization companies. Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



FOREIGN INVESTING . The underlying funds may invest in foreign securities. Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . Use of forward foreign currency exchange contracts, currency or index futures or other derivatives involves risks. The contracts may increase the underlying fund's volatility and, thus, could involve a significant risk. If the Sub-Advisor's predictions are inaccurate, the averse consequences to the underlying fund (e.g., a reduction in the underlying fund's net asset value) may leave the Account in a worse position than if these strategies were not used.



INITIAL PUBLIC OFFERINGS ("IPOS") . An underlying fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


FIXED-INCOME RISKS
.. Interest rate changes. The value of fixed-income securities held by an underlying fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.
.. Credit risk. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an underlying fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.
.. High yield securities. Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS)
.. U.S. Government Sponsored Securities. An underlying fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors expecting to retire around the year 2040 or fund a cashflow need in the year 2040.

UNDERLYING FUND ALLOCATION
As of December 31, 2004, the Account's assets were allocated among the underlying funds as follows:

      Bond                         12.5%    LargeCap Value              11.5%
      Capital Value                 6.0     Real Estate Securities       5.2
      Diversified International    13.0     SmallCap                     3.6
      Equity Income                 3.7     SmallCap Growth              2.5
      LargeCap Growth Equity       16.7     SmallCap Value               2.6
      LargeCap Stock Index         22.7



Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.72%. The combined total expenses for the Account may be higher or lower depending on the allocation of its assets among the underlying funds.

As the inception date of the Account is August 30, 2004, limited historical performance data is available.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                             PAST 1 YEAR      PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 PRINCIPAL LIFETIME
 2040 ACCOUNT..........        N/A               N/A              N/A           11.78
 S&P 500 Index ........         10.87             -2.30         12.07
 Lehman Brothers
 Aggregate Bond Index .          4.34              7.71          7.72
 Morningstar Moderate
 Allocation Category
 Average ..............          8.62              2.17          9.24
  Index performance does not reflect
  deductions for fees, expenses or taxes.
 * The Account's SEC effective date was August 30, 2004.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees..................         0.12
 Other Expenses...................         1.35
                                           ----
  TOTAL ACCOUNT OPERATING EXPENSES         1.47
  The Manager has voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 0.13% through April 30, 2006. The Manager may not continue this arrangement after May 1, 2006.
  The Account as a shareholder in the underlying funds, indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of December 31, 2004, the operating expenses of the underlying funds ranged from 0.37% to 1.13%. The
  Account's investment return is net of the underlying funds' operating expenses.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If the operating expenses of the underlying funds, separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                          NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------------------------------
                                                                                   1     3     5      10
 PRINCIPAL LIFETIME 2040 ACCOUNT                                                $150  $465  $803  $1,757

PRINCIPAL LIFETIME 2050 ACCOUNT
The Account seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES

To pursue its goal, the Account invests in shares of other Principal Variable Contracts Fund Accounts (the "underlying funds"). The underlying funds are intended to give the Account broad exposure to the domestic and foreign equity and fixed-income markets. At any time, the Sub-Advisor, Principal, may add or substitute underlying funds in which the Account invests.

Over time, shifts in the allocations to the underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the underlying fund allocations may also occur when market forces change allocations in ways the Sub-Advisor, Principal, considers likely to help the Account achieve its investment objective.


In deciding how to allocate the Account's assets among the underlying funds at any time, Principal considers long-term asset class returns, volatility assumptions and the Account's target time horizon. There are no minimum or maximum percentages in which the Account must invest in any underlying fund. As the Account primarily invests in underlying funds that invest in equity securities (see table below), the primarily risks of the Account are those associated with stock funds. The Account also invests in fixed-income underlying funds. At any time, Principal may add or substitute underlying funds in which the Account invests.


Principal intends to gradually shift the Account's allocation among the underlying funds so that within five to ten years after the year 2050, the Account's underlying fund allocation matches the underlying fund allocation of the Principal LifeTime Strategic Income Account, an Account that invests primarily in underlying funds that invest in fixed-income securities. At that time, the Account may be combined with the Principal LifeTime Strategic Income Account. The Board of Directors would need to determine at the time of the proposed combination that the combining of the Accounts is in the best interests of the Accounts' shareholders. If the Board determines that the proposed combination is appropriate, it will seek, if necessary: 1) an order permitting the combination of the Accounts from the Securities and Exchange Commission; 2) submit the issue to a vote of the shareholders; 3) or a combination of both 1 and 2.


MAIN RISKS
The net asset value of the Account's shares is affected by changes in the value of the securities it owns. The Account's investments are concentrated in the underlying funds and, as a result, the Account's performance is directly related to their performance. The Account's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Account is subject to the particular risks of the underlying funds in the proportions in which the Account invests in them. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The prices of equity securities held by an underlying fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . The underlying funds may invest in small and medium capitalization companies. Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



FOREIGN INVESTING . The underlying funds may invest in foreign securities. Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.

HEDGING STRATEGIES . Use of forward foreign currency exchange contracts, currency or index futures or other derivatives involves risks. The contracts may increase the underlying fund's volatility and, thus, could involve a significant risk. If the Sub-Advisor's predictions are inaccurate, the averse consequences to the underlying fund (e.g., a reduction in the underlying fund's net asset value) may leave the underlying fund in a worse position than if these strategies were not used.



INITIAL PUBLIC OFFERINGS ("IPOS") . The underlying fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


FIXED-INCOME RISKS
.. Interest rate changes. The value of fixed-income securities held by an underlying fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.
.. Credit risk. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an underlying fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.
.. High yield securities. Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS)
.. U.S. Government Sponsored Securities. An underlying fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors expecting to retire around the year 2050 or fund a cashflow need in the year 2050.

UNDERLYING FUND ALLOCATION
As of December 31, 2004, the Account's assets were allocated among the underlying funds as follows:

      Bond                          6.8%    LargeCap Value              12.5%
      Capital Value                 6.8     Real Estate Securities       2.4
      Diversified International    15.6     SmallCap                     4.2
      Equity Income                 2.1     SmallCap Growth              3.2
      LargeCap Growth Equity       18.4     SmallCap Value               3.1
      LargeCap Stock Index         24.9



Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.74%. The combined total expenses for the Account may be higher or lower depending on the allocation of its assets among the underlying funds.

As the inception date of the Account is August 30, 2004, limited historical performance data is available.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                               PAST 1 YEAR        PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 PRINCIPAL LIFETIME
 2050 ACCOUNT..........          N/A                 N/A              N/A           11.74
 S&P 500 Index ........           10.87               -2.30         12.07
 Lehman Brothers
 Aggregate Bond Index .            4.34                7.71          7.72
 Morningstar Large
 Blend Category Average            9.96               -1.77         10.42
  Index performance does not reflect deductions
  for fees, expenses or taxes.
 * The Account's SEC effective date was August 30, 2004.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees..................         0.12
 Other Expenses...................         1.37
                                           ----
  TOTAL ACCOUNT OPERATING EXPENSES         1.49
  The Manager has voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 0.12% through April 30, 2006. The Manager may not continue this arrangement after May 1, 2006.
  The Account as a shareholder in the underlying funds, indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of December 31, 2004, the operating expenses of the underlying funds ranged from 0.37% to 1.13%. The
  Account's investment return is net of the underlying funds' operating expenses.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If the operating expenses of the underlying funds, separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                          NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------------------------------
                                                                                   1     3     5      10
 PRINCIPAL LIFETIME 2050 ACCOUNT                                                $152  $471  $813  $1,779

PRINCIPAL LIFETIME STRATEGIC INCOME ACCOUNT
The Account seeks high current income.


MAIN STRATEGIES
To pursue its goal, the Account invests in shares of other Principal Variable Contracts Fund Accounts (the "underlying funds"). The underlying funds are intended to give the Account moderate exposure to the domestic and foreign equity and fixed-income markets. At any time, the Sub-Advisor, Principal, may add or substitute underlying funds in which the Account invests.

In deciding how to allocate the Account's assets among the underlying funds at any time, Principal considers long-term asset class returns and volatility assumptions. As the Account invests primarily in underlying funds that invest in fixed-income securities (see table below), the Account is subject to the risk of interest rate changes and credit risks associated with fixed-income securities. The Account may also invest in underlying funds which invest primarily in equity securities.


MAIN RISKS
The Account's investments are concentrated in the underlying funds and, as a result, the Account's performance is directly related to their performance. The Account's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Account is subject to the particular risks of the underlying funds in the proportions in which the Account invests in them. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



INTEREST RATE CHANGES . The value of fixed-income securities held by an underlying fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an underlying fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS).



U.S. GOVERNMENT SPONSORED SECURITIES . An underlying fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


EQUITY SECURITY RISKS
.. Stock market volatility. The net asset value of the underlying fund shares is affected by changes in the value of the securities it owns. The prices of equity securities may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.
.. Foreign investing. The underlying funds may invest in foreign securities.
  Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries may negatively impact the portfolio. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.
.. Small and Medium Capitalizations. The underlying funds may invest in small and medium capitalization companies. Companies with small capitalizations are often companies with a limited operation history. Smaller capitalization companies securities may be more volatile in price than larger company securities, especially over the short-term.
.. Hedging strategies. Use of forward foreign currency exchange contracts, currency or index futures or other derivatives involves risks.

.. Initial Public Offerings ("IPOs"). An underlying fund's purchase of shares issued in IPOs exposes an underlying fund to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors in retirement.

UNDERLYING FUND ALLOCATION
As of December 31, 2004, the Account's assets were allocated among the underlying funds as follows:

      Bond                         34.1%    LargeCap Stock Index         5.4%
      Capital Value                 1.6     LargeCap Value               2.9
      Diversified International     3.8     Money Market                18.9
      Equity Income                 7.9     Real Estate Securities      19.1
      LargeCap Growth Equity        4.2     SmallCap                     2.1



Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.62%. The combined total expenses for the Account may be higher or lower depending on the allocation of its assets among the underlying funds.
As the inception date of the Account is August 30, 2004, limited historical performance data is available.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                            PAST 1 YEAR     PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 PRINCIPAL LIFETIME
 STRATEGIC INCOME
 ACCOUNT ..............
                              N/A              N/A              N/A            7.66
 S&P 500 Index ........        10.87            -2.30         12.07
 Lehman Brothers
 Aggregate Bond Index .         4.34             7.71          7.72
 Morningstar
 Conservative
 Allocation Category
 Average ..............         5.71             3.80          7.87
  Index performance does not reflect
  deductions for fees, expenses or taxes.
 * The Account's SEC effective date was August 30, 2004.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................          0.12
 Other Expenses..................          9.97
                                           ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES         10.09
  The Manager has voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 0.14% through April 30, 2006. The Manager may not continue this arrangement after May 1, 2006.
  The Account as a shareholder in the underlying funds, indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of December 31, 2004, the operating expenses of the underlying funds ranged from 0.37% to 1.05%. The
  Account's investment return is net of the underlying funds' operating expenses.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If the operating expenses of the underlying funds, separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                          NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------------------------------
                                                                                 1       3       5      10
 PRINCIPAL LIFETIME STRATEGIC INCOME ACCOUNT                                  $983  $2,802  $4,441  $7,861

REAL ESTATE SECURITIES ACCOUNT
The Account seeks to generate a total return by investing primarily in equity securities of companies principally engaged in the real estate industry.

MAIN STRATEGIES
Under normal market conditions, the Account invests at least 80% of its net assets in equity securities of companies principally engaged in the real estate industry. For purposes of the Account's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies.

Real estate investment trusts ("REITs") are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs are characterized as:
.. equity REITs, which primarily own property and generate revenue from rental income;
.. mortgage REITs, which invest in real estate mortgages; and .. hybrid REITs, which combine the characteristics of both equity and mortgage
  REITs.
In selecting securities for the Account, the Manager focuses on equity REITs.

The Account may invest up to 25% of its assets in securities of foreign real estate companies.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


SECTOR RISK . Because the Account invests at least 80% of its net assets in securities of companies principally engaged in the real estate industry, the Account is also subject to sector risk; that is, the possibility that the real estate sector may underperform other sectors or the market as a whole. As more of the Account's portfolio holdings to the real estate sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector. The share price of the Account may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries.

Securities of real estate companies are subject to securities market risks as well as risks similar to those of direct ownership of real estate. These include:
.. declines in the value of real estate
.. risks related to general and local economic conditions
.. dependency on management skills
.. heavy cash flow dependency
.. possible lack of available mortgage funds
.. overbuilding
.. extended vacancies in properties
.. increases in property taxes and operating expenses
.. changes in zoning laws
.. expenses incurred in the cleanup of environmental problems
.. casualty or condemnation losses
.. changes in interest rates

In addition to the risks listed above, equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:
.. may not be diversified with regard to the types of tenants (thus subject to business developments of the tenant(s));
.. may not be diversified with regard to the geographic locations of the properties (thus subject to regional economic developments); and .. are subject to cash flow dependency of its tenants.


FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


INVESTOR PROFILE
The Account may be an appropriate investment for investors who seek a total return, want to invest in companies engaged in the real estate industry and accept the potential for volatile fluctuations in the value of investments.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999"  -4.48
"2000"  30.97
"2001"   8.75
"2002"   7.72
"2003"  38.91
"2004"   34.53           The Account's highest/lowest quarterly returns
                         during this time period were:
                                 HIGHEST Q4 '04  17.84%
                                 LOWEST  Q3 '99  -8.40%

The year-to-date return as of March 31, 2005 is -6.97%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 REAL ESTATE SECURITIES
 ACCOUNT ..............
                            34.53        23.45            N/A             15.13
 Morgan Stanley REIT
 Index.................     31.49        21.67          14.42
 Morningstar Specialty
 - Real Estate Category
 Average ..............     31.88        21.36          15.10
 * The Account's SEC effective date was May 1, 1998.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.90
 Other Expenses..................    0.00
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.90


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------
                                                1     3     5      10
 REAL ESTATE SECURITIES ACCOUNT              $92   $287  $498  $1,108

SMALLCAP ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of companies with comparatively small market capitalizations.

MAIN STRATEGIES
The Account invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Index (as of March 31, 2005, this range was between approximately $27 million and $6.5 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 20% of its assets in securities of foreign companies.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. Selection is based on fundamental analysis of the company relative to other companies with the focus being on Principal's estimation of forward-looking rates of return.


Principal may purchase securities issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition.


MAIN RISKS
The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999"   43.58
"2000"  -11.73
"2001"    2.55
"2002"  -27.33
"2003"   36.82
"2004"   19.82            The Account's highest/lowest quarterly returns
                          during this time period were:
                                 HIGHESTQ2 '9926.75%
                                 LOWEST Q3 '01-25.61%

The year-to-date return as of March 31, 2005 is -2.70%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 SMALLCAP ACCOUNT .....
                            19.82         1.52            N/A             3.16
 Russell 2000 Index ...     18.33         6.61          11.54
 Morningstar Small
 Blend Category Average     18.86        11.84          13.10
 * The Account's SEC effective date was May 1, 1998.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.85
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.86


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------
                                          1     3     5      10
 SMALLCAP ACCOUNT                      $88   $274  $477  $1,061

SMALLCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

The Manager has selected UBS Global AM and Emerald as Sub-Advisors to the
Account.


MAIN STRATEGIES
The Account pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index at the time of purchase (as of March 31, 2005, this range was between approximately $27 million and $6.5 billion)). Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

UBS Global AM seeks to invest in companies that possess dominant market positions or franchises, a major technical edge, or a unique competitive advantage. To this end, UBS Global AM considers earnings revision trends, positive stock price momentum and strong fundamentals when selecting securities. The Account may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.


Utilizing fundamental analysis, Emerald seeks to invest in the common stock of companies with distinct competitive advantages, strong management teams, leadership positions, high revenue and earnings growth rates versus peers, differentiated growth drivers and limited sell-side research.


The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


The Manager may, from time-to-time, reallocate Account assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of Account assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times reallocations may occur by transferring assets in cash or in kind among Sub-Advisors.


MAIN RISKS
The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



SECTOR RISK . UBS Global AM may group companies with similar characteristics into broad categories called sectors. Therefore, the Account is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As UBS Global AM allocates more of the Account's portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.

INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

UBS Global AM became the Sub-Advisor to the Account on October 1, 2002. On August 24, 2004, Emerald also became Sub-Advisor to the Account.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999"   95.69
"2000"  -13.91
"2001"  -32.01
"2002"  -45.85
"2003"   45.64
"2004"   11.24              The Account's highest/lowest quarterly returns
                            during this time period were:
                                 HIGHEST Q4 '99  59.52%
                                 LOWEST  Q3 '01 -37.66%

The year-to-date return as of March 31, 2005 is -4.30%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 SMALLCAP GROWTH
 ACCOUNT ..............
                            11.24        -12.48           N/A             0.51
 Russell 2000 Growth
 Index.................     14.31         -3.57          7.12
 Morningstar Small
 Growth Category
 Average ..............     12.09         -0.55         10.24
 * The Account's SEC effective date was May 1, 1998.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    1.00
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.01


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 SMALLCAP GROWTH
 ACCOUNT                                 $103  $322  $558  $1,236

SMALLCAP VALUE ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
The Account invests primarily in a diversified group of equity securities of small U.S. companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index (as of March 31, 2005, this range was between approximately $41 million and $2.8 billion)) at the time of purchase. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of such companies. Emphasis is given to those companies that exhibit value characteristics. Value securities generally have above average dividend yield and below average price to earnings (P/E) ratios. Up to 10%% of the Account's assets may be invested in foreign securities.

The Sub-Advisor, Morgan, uses quantitative and fundamental research, systematic stock valuation and a disciplined portfolio construction process. It seeks to enhance returns and reduce the volatility in the value of the Account relative to that of the U.S. small company value universe, represented by the Russell 2000/(R)/ Value Index. Morgan continuously screens the small company universe to identify for further analysis those companies that exhibit favorable factor rankings. Such factors include Morgan's dividend discount model rankings, price-to-cashflow, earnings revisions, as well as positive price momentum. Morgan ranks these companies within economic sectors according to their relative attractiveness. Morgan then selects for purchase the companies it feels to be most attractive within each economic sector.


Under normal market conditions, the Account will have sector weightings comparable to that of the U.S. small company value universe though it may under or over-weight selected economic sectors. In addition, as a company moves out of the market capitalization range of the small company universe, it generally becomes a candidate for sale by the Account.


The Account may also purchase securities issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition.


Since the Account has a long-term investment perspective, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading.


MAIN RISKS
The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth and willing to accept volatile fluctuations in the value of their investment. The Account is not designed for investors seeking income or conservation of capital.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999"   21.45
"2000"   23.87
"2001"    6.25
"2002"   -8.86
"2003"   50.61
"2004"   23.08           The Account's highest/lowest quarterly returns
                         during this time period were:
                                 HIGHEST Q2 '03  23.76%
                                 LOWEST  Q3 '98 -19.14%

The year-to-date return as of March 31, 2005 is -3.68%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 SMALLCAP VALUE ACCOUNT     23.08        17.33            N/A             13.26
 Russell 2000 Value
 Index.................     22.25        17.23          15.17
 Morningstar Small
 Value Category Average     20.58        15.81          15.01
 * The Account's SEC effective date was May 1, 1998.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    1.10
 Other Expenses..................    0.03
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.13


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------
                                                1     3     5      10
 SMALLCAP VALUE ACCOUNT                      $115  $359  $622  $1,375

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The information in this section does not directly apply to the Principal LifeTime Accounts. It does apply to the underlying funds in which the LifeTime Accounts invest.The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES

MARKET VOLATILITY . Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.



INTEREST RATE CHANGES . Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.



CREDIT RISK . Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


A reverse repurchase agreement is a money market transaction in which the Account sells securities it holds - usually government securities - to a broker or bank with an agreement that the Account will repurchase the securities at a set price on a set date in the future. Reverse repurchase agreements allow the Account to maintain exposure to a desired security while generating incremental income for the Account.


REPURCHASE AGREEMENTS AND LOANED SECURITIES
Although not a principal investment strategy, each of the Accounts may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Account sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by an Account collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Account holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Account bears a risk of loss. To minimize such risks, the Account enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

Each of the Accounts may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.


CURRENCY CONTRACTS

The Asset Allocation and Equity Growth Accounts may enter into currency contracts, currency futures contracts and options, and options on currencies for hedging and other purposes.The Accounts (except Government Securities) may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging purposes and not as a principal investment strategy. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. An Account will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Account (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If an Account's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Account's investment, these techniques could result in a loss. These techniques may increase the volatility of an Account and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Account to deliver or receive currency.


FORWARD COMMITMENTS
Although not a principal investment strategy, each of the Accounts may enter into forward commitment agreements. These agreements call for the Account to purchase or sell a security on a future date at a fixed price. Each of these Accounts may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
Each of the Accounts (except Government Securities and Money Market) may invest up to 5% of its assets in warrants though none of the Accounts use such investments as a principal investment strategy. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

HIGH YIELD SECURITIES
The Asset Allocation, Balanced, Bond and MidCap Value Accounts may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of an Account to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Account were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, an Account may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which an Account could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Account's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by an Account, the Account may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.

INITIAL PUBLIC OFFERINGS ("IPOS")
Certain of the Funds may invest in IPOs. An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for an Account to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

When an Account's asset base is small, a significant portion of the Account's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Account. As the Account's assets grow, the effect of the Account's investments in IPOs on the Account's performance probably will decline, which could reduce the Account's performance. Because of the price volatility of IPO shares, an Account may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Account's portfolio and lead to increased expenses to the Account, such as commissions and transaction costs. By selling IPO shares, the Account may realize taxable gains it will subsequently distribute to shareholders.


DERIVATIVES
To the extent permitted by its investment objectives and policies, each of the Accounts (except Money Market) may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect an Account from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Accounts may enter into put or call options, future contracts, options on futures contracts and over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps) for both hedging and non-hedging purposes.


Generally, no Account may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Account. The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than an Account's initial investment; and .. the counterparty may fail to perform its obligations.

CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that an Account (except Bond, Limited Term Bond and Money
Market) has the right to exchange for equity securities at a specified conversion price. The option allows the Account to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Account may hold fixed-income securities that are convertible into shares of common stock at a conversion price of

$10 per share. If the market value of the shares of common stock reached $12, the Account could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Account to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Accounts treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Accounts may invest in convertible securities without regard to their ratings.


FOREIGN INVESTING
As a principal investment strategy, the Asset Allocation, Diversified International, International Emerging Markets and
International SmallCap Accounts may invest Account assets in securities of foreign companies.The other Accounts
(except Government Securities and Money Market) may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Account seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Account assets is not invested and earning no return. If an Account is unable to make intended security purchases due to settlement problems, the Account may miss attractive investment opportunities. In addition, an Account may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect an Account's investments in those countries. In addition, an Account may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for an Account. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Account investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Accounts intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which an Account has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of an Account's portfolio. An Account may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


An Account may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.

Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Account to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. An Account could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


LIFETIME ACCOUNTS
The performance and risks of each LifeTime Account directly corresponds to the performance and risks of the underlying funds in which the Account invests. By investing in many underlying funds, the LifeTime Accounts have partial exposure to the risks of many different areas of the market. The more a LifeTime Account allocates to stock funds, the greater the expected risk.

For Accounts that are farthest from their stated retirement dates, allocations to stocks are relatively high so that investors may benefit from their long-term growth potential, while allocations to fixed-income securities are relatively low. This approach is designed to help investors accumulate the assets needed during their retirement years. Principal intends to gradually shift each LifeTime Account's (except the Lifetime Strategic Income Account) allocation among the underlying funds so that within five to ten years after the stated retirement date, the Account's underlying fund allocation matches the underlying fund allocation of the Principal LifeTime Strategic Income Account.


If you are considering investing in a LifeTime Account, you should take into account your estimated retirement date and risk tolerance. In general, each LifeTime Account is managed with the assumption that the investor will invest in a LifeTime Account whose stated date is closest to the date the shareholder retires. Choosing an Account targeting an earlier date represents a more conservative choice; targeting an Account with a later date represents a more aggressive choice. It is important to note that the retirement year of the Account you select should not necessarily represent the specific year you intend to start drawing retirement assets. It should be a guide only. Generally, the potential for higher returns over time is accompanied by the higher risk of a decline in the value of your principal. Investors should realize that the LifeTime Accounts are not a complete solution to their retirement needs. Investors must weigh many factors when considering when to retire, what their retirement needs will be, and what sources of income they may have.

Each LifeTime Account indirectly bears its pro-rata share of the expenses of the underlying funds as well as directly incurring expenses. Therefore, investment in a LifeTime Account is more costly than investing directly in the underlying funds.


PORTFOLIO TURNOVER
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in an Account's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Accounts with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Account) and may have an adverse impact on the Account's performance. No turnover rate can be calculated for the Money Market Account because of the short maturities of the securities in which it invests. Turnover rates for each of the other Accounts may be found in the Account's Financial Highlights table.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


PRICING OF ACCOUNT SHARES


Each Account's shares are bought and sold at the current share price. The share price of each Account is calculated each day the New York Stock Exchange ("NYSE") is open (shares are not priced on the days on which the NYSE is closed for trading). The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


For all Accounts, except the Money Market Account, the share price is calculated by:
.. taking the current market value of the total assets of the Account
.. subtracting liabilities of the Account
.. dividing the remainder by the total number of shares owned by the Account.

The securities of the Money Market Account are valued at amortized cost. The calculation procedure is described in the SAI. The Money Market Account reserves the right to determine a share price more than once each day.


NOTES:

.. If current market values are not readily available for a security owned by an
  Account, its fair value is determined using a policy adopted by the Directors. .. An Account's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of an Account investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

DIVIDENDS AND DISTRIBUTIONS


The issuer of an equity security held by an Account may make a dividend payment. When an Account receives a dividend, it increases the net asset value of a share of the Account.

An Account accrues interest daily on its fixed-income securities in anticipation of an interest payment from the issuer of the security. This accrual increases the net asset value of an Account.


The Money Market Account (or any other Account holding commercial paper) amortizes the discount on commercial paper it owns on a daily basis. This increases the net asset value of the Account.


NOTE: As the net asset value of a share of an Account increases, the unit value of the corresponding division also reflects an increase. The number of units you own in the Account are not increased.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


THE MANAGER
Principal Management Corporation serves as the manager for the Fund. In its handling of the business affairs of the Fund, the Manager provides clerical, recordkeeping and bookkeeping services, and keeps the required financial and accounting records. In addition, the Manager is responsible for the portfolio management function for certain Accounts.

For each Account, the sub-advisor, if any, and the person(s) responsible for day-to-day Account management (the portfolio manager) are shown below. The SAI provides information about the portfolio manager's compensation, other accounts under management, and ownership of securities in the Account.


MANAGER: The Manager is an indirect subsidiary of Principal Financial Services,
         Inc. and has managed mutual funds since 1969. As of December 31, 2004, the mutual funds it manages had assets of approximately $16.6 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-2080.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Bond                         William C. Armstrong
                                        Timothy R. Warrick
           Money Market                 Tracy Reeg
                                        Alice Robertson
           Real Estate Securities       Kelly D. Rush




WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong leads the multi-sector/core portfolio management group for a member company of the Principal Financial Group. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.


There are no disclosable limitations on his role.



TRACY REEG. . Ms. Reeg is a portfolio manager at Principal specializing in the management and research areas for the short-term money market portfolios. She joined the firm in 1993. Ms. Reeg received a Bachelor's degree in Finance from the University of Northern Iowa. She is a member of the Life Office Management Association (LOMA) and is a Fellow of the Life Management Institute (FLMI).



ALICE ROBERTSON . Ms. Robertson is a trader for Principal on the corporate fixed-income trading desk. She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master's degree in Finance and Marketing from DePaul University and her Bachelor's degree in Economics from Northwestern University.

KELLY D. RUSH, CFA . Mr. Rush directs the Real Estate Investment Trust (REIT) activity for Principal - REI. Mr. Rush joined the Principal Financial Group in 1987 and has been dedicated to public real estate investments since 1995. His experience includes the structuring of public real estate transactions that included commercial mortgage loans and the issuance of unsecured bonds. He received his Master's degree and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



TIMOTHY R. WARRICK, CFA . Mr. Warrick is a co-portfolio manager at Principal with responsibility for the U.S. multi-sector product with focus on the management of U.S. credit instruments. His prior responsibilities with the firm include portfolio management for multiple asset class portfolios, product development and fixed income credit analyst duties. He joined Principal in 1990. In 1996, Mr. Warrick joined ReliaStar Investment Research, Inc. and was responsible for multiple asset classes, including corporate bonds and leveraged bank loans. He rejoined Principal in 1998 as a portfolio manager. He received an MBA in Finance from Drake University and a Bachelor's degree in Accounting and Economics from Simpson College. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research (AIMR).


There are no disclosable limitations on his role.


THE SUB-ADVISORS
The Manager has signed contracts with various Sub-Advisors. Under the Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for a specific Account. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: AllianceBernstein Investment Research and Management ("Bernstein"), a wholly-owned subsidiary of Alliance Capital Management, L.P. ("Alliance"). As of December 31, 2004, Alliance managed $538.0 billion in assets. Bernstein is located at 767 Fifth Avenue, New York, NY 10153 and Alliance is located at 1345 Avenue of the Americas, New York, NY 10105.

                            DAY-TO-DAY
           ACCOUNT          ACCOUNT MANAGEMENT
           -------          ------------------
           LargeCap Value   The management of and investment decisions for the
                            Fund's portfolio are made by the US Value
                            Investment Policy Group, comprised of senior US
                            Value Investment Team members. No one person is
                            principally responsible for making recommendations
                            for the Account's portfolio. The members of the US
                            Value Investment Policy Group with the most
                            significant responsibility for the day-to-day
                            management of the Fund's portfolio are: Marilyn
                            Fedak, John Mahedy, Chris Marx and John Phillips




MARILYN G. FEDAK, CFA . Ms. Fedak was named executive vice president and chief investment officer for U.S. Value Equities of Alliance Capital in 2000. She became chief investment office for U.S. Value Equities and chairman of the Bernstein U.S. Equity Investment Policy Group at Sanford C. Bernstein & Co., Inc. in 1993. She had previously served as a senior portfolio manager since joining the firm in 1984. From 1972 to 1983, she was a portfolio manager and research analyst at Morgan Guaranty Trust Company. She earned a BA from Smith College in 1968 and an MBA from Harvard University in 1972. She has earned the right to use the Chartered Financial Analyst designation.



JOHN MAHEDY, CPA . Mr. Mahedy was named Co-CIO-US Value equities in 2003. He continues to serve as director of research-US Value Equities, a position he has held since 2001. Previously, Mr. Mahedy was a senior research analyst in Bernstein's institutional research and brokerage unit, covering the domestic and international energy industry from 1995 to 2001 and the oil-services industry from 1988 to 1991. He also covered oil services at Morgan Stanley for three years in the early 1990s. Mr. Mahedy was ranked among the top-five oil analysts in the Reuters and Greenwich Associates polls in 1999 and 2000, and he was named to the Institutional Investor All-America Research Team in 1993, 1994 and 1995. Mr. Mahedy began his career as a senior auditor with Peat Marwick Main. He earned a BS and an MBA from New York University.



CHRISTOPHER W. MARX . Mr. Marx joined the firm in 1997 as a research analyst. He covered a variety of industries both domestically and internationally, including chemicals, food, supermarkets, beverages and tobacco. Prior to that, he spent six years as a consultant for Deloitte & Touche and the Boston Consulting Group. Mr. Marx earned an AB in economics from Harvard, and an MBA from the Stanford Graduate School of Business. Location: New York.



JOHN D. PHILLIPS, JR., CFA . Mr. Phillips, Senior Portfolio Manager - U.S. Value Equities, is a member of the Investment Policy Group, and member of the Research Review Committee. He joined the firm in 1994. From 1992 to 1993, he was chairman of the Investment Committee and chief equity officer at Investment Advisers, Inc. in Minneapolis. From 1972 to 1992, he was at State Street Research and Management Co. in Boston, where he progressed from investment research analyst to vice chairman of the Equity Investment Committee. He earned a BA from Hamilton College and an MBA from Harvard University. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Columbus Circle Investors ("CCI") is an affiliate of Principal
         Global Investors LLC and a member of the Principal Financial Group. CCI was founded in 1975. Its address is Metro Center, One Station Place, Stamford, CT 06902. As of December 31, 2004, CCI had approximately $3.9 billion in assets under management.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Growth                       Anthony Rizza




ANTHONY RIZZA, CFA . Mr. Rizza, portfolio manager, joined CCI in 1991. He had previously worked with Connecticut National Bank as a Research Officer. He received a BS in Business from the University of Connecticut. Mr. Rizza has earned the right to use the Chartered Financial Analyst designation and is a member of the Hartford Society of Security Analysts.

SUB-ADVISOR: Emerald Advisers, Inc. ("Emerald") is a subsidiary of Emerald Asset
         Management which is owned by eleven inside shareholders and one outside minority shareholder. Emerald provides professional investment advisory services to institutional investors, high net worth individuals and the general public. As of December 31, 2004, Emerald managed approximately $2.0 billion in assets. Emerald's offices are located at 1703 Oregon Pike Road, Suite 101, Lancaster, Pennsylvania 17601.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Growth              Kenneth G. Mertz
                                        Stacey L. Sears




KENNETH G. MERTZ II, CFA. . Mr. Mertz joined Emerald in 1992 and serves as President of Emerald Advisers, Inc.; Trustee, Vice President and Chief Investment Officer of the Emerald Mutual Funds; and a Partner of the Emerald Organization (1992 - Present). Formerly he served as Chief Investment Officer, Pennsylvania State Employees' Retirement System (1985-1992). Mr. Mertz graduated from Millersville University with a BA in Economics.


Mr. Mertz supervises the entire portfolio management and trading process. As Chief Investment Officer, he has full discretion over all portfolios. Mr. Mertz and Ms. Sears work as a team developing strategy.

STACEY L. SEARS . Ms. Sears joined Emerald in 1991 and serves as Senior Vice President and Portfolio Manager of Emerald Advisers, Inc. and a Partner in the Emerald Organization. She is co-manager of the Emerald Growth Fund and a member of the Portfolio Management team. Additionally, Ms. Sears maintains research coverage of retail, apparel, consumer goods and consumer technology companies. Ms. Sears received a BS in Business Administration from Millersville University and an MBA from Villanova University.


Ms. Sears monitors all portfolios in wrap programs and works with Mr. Mertz in supervising the trading group staff. Mr. Mertz and Ms. Sears work as a team developing strategy.


SUB-ADVISOR: Grantham, Mayo, Van Otterloo & Co. LLC ("GMO") is a privately held global investment management firm servicing clients in the corporate, public, endowment and foundation marketplace located at 40 Rowes Wharf, Boston, MA 02110. As of December 31, 2004, GMO managed $81.5 billion in client assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           LargeCap Growth Equity       U.S. Quantitative Equity Team
                                        with Robert Soucy as the senior
                                        member of the team



Day-to-day management of the Account is the responsibility of the Quantitative Division comprised of several investment professionals associated with the Manager, and no one person is primarily responsible for day-to-day management of the fund. The Division's team members work collaboratively to manage the fund's portfolio.


Mr. Soucy is the senior member of the team who allocates the portfolio among the various team members, oversees the implementation of trades on behalf of the team, reviews the overall composition of the portfolio, and monitors cash flows.


Mr. Soucy has served as the senior member of the Account's portfolio management team since 2004. At GMO, Mr. Soucy is responsible for the portfolio management of all U.S. quantitative equities portfolios. He has served as director of U.S. equity management since 2001. Prior to joining GMO in 1987, he served as a research engineer with Scientific Systems, Inc.


The SAI contains other information about how GMO determines the compensation of the team's senior member, other accounts managed by the team's senior member, and ownership of mutual fund shares by the team's senior member.


SUB-ADVISOR: J.P. Morgan Investment Management Inc. ("Morgan"), 522 Fifth
         Avenue, New York, NY 10036 is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc. which is a wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMorgan") a bank holding company. JPMorgan is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc. which, through Morgan and its other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment advisor to individual and institutional clients. As of December 31, 2004, J.P. Morgan and its subsidiaries had total combined assets under management of approximately $791 billion.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Value               Christopher T. Blum
                                        Dennis S. Ruhl

CHRISTOPHER T. BLUM, CFA . Managing Director of Morgan. Mr. Blum is a portfolio manager in the U.S. Small Cap Equity Group. He rejoined the firm in 2001. Previously, he spent two years as a research analyst responsible for the valuation and acquisition of private equity assets at Pomona Capital. Prior to that, Mr. Blum spent over three years with Morgan where he focused on structured small-cap core and small-cap value accounts. He earned his BBA in Finance at the Bernard M. Baruch School for Business and is a holder of the CFA designation.


There are no disclosable limitations on his role.



DENNIS S. RUHL, CFA . Mr. Ruhl, Vice President of J.P. Morgan, joined the company in 1999. He is a portfolio manager in the U.S. Small Cap Equity Group. His current responsibilities include managing structured small cap core and value accounts. Previously, he worked on quantitative equity research (focusing on trading) as well as business development. Mr. Ruhl earned Bachelor's degrees in Mathematics and Computer Science and a Master's degree in Computer Science, all from MIT. He has earned the right to use the Chartered Financial Analyst designation.


There are no disclosable limitations on his role.


SUB-ADVISOR: Mellon Equity Associates, LLP ("Mellon Equity"), 500 Grant Street,
         Suite 4200, Pittsburgh, PA 15258. Mellon Equity is a wholly owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon has more than $4.0 trillion in assets under management, administration or custody, including $707 billion under management. As of December 31, 2004, Mellon Equity managed approximately $20.1 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Growth                Adam T. Logan
                                        John O'Toole




ADAM T. LOGAN, CFA . Joining the company in 1998, Mr. Logan is a portfolio manager and Vice President of Mellon Equity. Previously, he performed duties as a financial analyst in Mellon Financial Corporation's corporate finance department. He is currently responsible for the management of client portfolios with a specific focus on mid and small capitalization securities. He earned a BA in Finance from Westminster College and an MBA from the Katz Graduate School of Business at the University of Pittsburgh. He has earned the right to use the Chartered Financial Analyst designation.



JOHN O'TOOLE, CFA . Portfolio Manager of The Dreyfus Corporation and Senior Vice President of Mellon Equity Associates LLP (an affiliate of The Dreyfus Corporation) since 1990. Mr. O'Toole holds an MBA in Finance from the University of Chicago and a BA in Economics from the University of Pennsylvania. He is a member of the Association for Investment Management and Research, and the Pittsburgh Society of Financial Analysts. He is a Chartered Financial Analyst.


SUB-ADVISOR: Morgan Stanley Investment Management Inc. ("MSIM Inc."), with principal offices at 1221 Avenue of the Americas, New York, NY 10020, provides a broad range of portfolio management services to customers in the U.S. and abroad. As of December 31, 2004, MSIM Inc., together with its affiliated asset management companies, had approximately $431 billion in asset under management.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Asset Allocation             Francine J. Bovich
                                        Que T. Nguyen

FRANCINE J. BOVICH . Ms. Bovich is Managing Director of Morgan Stanley and Morgan Stanley & Co. Incorporated since 1997. Principal 1993-1996. Ms. Bovich holds a BA in Economics from Connecticut College, and an MBA in Finance from New York University.


Ms. Bovich is a joint portfolio manager of the Fund. Ms. Bovich is responsible for the overall allocation of the Fund's assets among equities, bonds and money market instruments.



QUE T. NGUYEN, CFA . Ms. Nguyen joined Morgan Stanley in 1997 and has 14 years of investment experience. She is a portfolio manager for our Asset Allocation portfolio. Prior to joining the Firm, she was Vice President in the Asset Allocation Group at State Street Global Advisors. Previously, she was a consultant in the Research Department at Barra, Inc. working in Berkeley, California and London, England. Ms. Nguyen received a B.A. with honors from Harvard University in Applied Mathematics. She holds the Chartered Financial Analyst designation.


Ms. Nguyen is a joint portfolio manager of the Fund. Ms. Nguyen is responsible for the overall allocation of the Fund's assets among equities, bonds and money market instruments.


SUB-ADVISOR: Neuberger Berman Management, Inc. ("Neuberger Berman") is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. Together with Neuberger Berman, the firms manage more than $82.9 billion in total assets (as of December 31, 2004) and continue an asset management history that began in 1939. Neuberger Berman Management, Inc. is an indirect, wholly owned subsidiary of Lehman Brothers Holdings, Inc. Lehman Brothers is located at 745 Seventh Avenue, New York, NY 10019.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Value                 David DiDominico
                                        Andrew Wellington




DAVID M. DIDOMENICO . Mr. DiDomenico is a Vice President of Neuberger Berman Management Inc. and Neuberger Berman, LLC. He has been an Associate Portfolio Manager of the Account since December 2003 and prior to that was an analyst dedicated to the Account since 2002. He held a position at a private equity firm from 1999 to 2002. Prior to 1999 he was an analyst at another investment firm. Mr. DiDomenico holds a MBA from Stanford University as well as a BA in Political Science from the Harvard University.


There are no disclosable limitations on his role.



ANDREW WELLINGTON . Portfolio Manager, Neuberger Berman, since 2001. Mr. Wellington earned a BS from the University of Pennsylvania, Wharton School of Business. He has 12 years of industry experience.


There are no disclosable limitations on his role.


SUB-ADVISOR: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal has been active in retirement plan investing since 1941 and has sub-advised mutual fund assets since 1969. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. As of December 31, 2004, Principal, together with its affiliated asset management companies, had approximately $137.8 billion in asset under management. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.

                                                DAY-TO-DAY
           ACCOUNT                              ACCOUNT MANAGEMENT
           -------                              ------------------
           Balanced                             Paul A. Dow
                                                Dirk Laschanzky
           Capital Value                        John Pihlblad
           Diversified International            Paul H. Blankenhagen
                                                Juliet Cohn
                                                Christopher Ibach
           Equity Income                        Dirk Laschanzky
           Government Securities                Brad Fredericks
                                                Lisa Stange
           International Emerging Markets       Michael A. Marusiak
                                                Michael L. Reynal
           International SmallCap               Brian W. Pattinson
           LargeCap Stock Index                 Dirk Laschanzky
           Limited Term Bond                    Zeid Ayer
                                                Craig Dawson
                                                Martin J. Schafer
           MidCap                               K. William Nolin
           Principal LifeTime 2010              Dirk Laschanzky
           Principal LifeTime 2020              Dirk Laschanzky
           Principal LifeTime 2030              Dirk Laschanzky
           Principal LifeTime 2040              Dirk Laschanzky
           Principal LifeTime 2050              Dirk Laschanzky
           Principal LifeTime Strategic Income  Dirk Laschanzky
           SmallCap                             Todd Sanders




ZEID AYER, PH.D., CFA . Mr. Ayer joined Principal in 2001 and is a senior research analyst and co-manager of the Ultra Short Fixed Income portfolios. He is the global sector head for asset-backed securities (ABS) and non-agency mortgage-backed securities (MBS). Mr. Ayer is also the primary analyst responsible for mortgage-related ABS and non-agency MBS investments. Previously, he was assistant vice president at PNC Financial Services Group. He earned a PhD in Physics from the University of Notre Dame, an MS in Computational Finance from Carnegie Mellon University and a Bachelor's degree in Physics from St. Xavier's College, Bombay University. He has earned the right to use the Chartered Financial Analyst designation.


There are no disclosable limitations on his role.



PAUL H. BLANKENHAGEN, CFA . Mr. Blankenhagen is a portfolio manager at Principal Global Investors. He is responsible for developing portfolio strategy and leading the ongoing management of core international equity portfolios including developed markets portfolios and broad market portfolios. Mr. Blankenhagen is also active in research with an emphasis on the banking and media industries. He joined the firm in 1992 and has been a member of the international equity team since 1995. He was named a portfolio manager in 2000. Mr. Blankenhagen received a Master's degree from Drake University and a Bachelor's degree in Finance from Iowa State University. He holds the Chartered Financial Analyst designation, and is a member of the Association for Investment Management and Research (AIMR) and the Iowa Society of Financial Analysts.


There are no disclosable limitations on his role.

JULIET COHN . Ms. Cohn is a portfolio manager at Principal Global Investors. Prior to joining the firm in 2003, she served as a director and senior portfolio manager at Allianz Dresdner Asset Management, managing both retail and institutional European accounts. Prior to that, she was a fund manager at London firms Capel Cure Myers and Robert Fleming. She earned a bachelor's degree in Mathematics from Trinity College Cambridge England.


There are no disclosable limitations on her role.



CRAIG DAWSON, CFA . Mr. Dawson joined Principal in 1998 and became a portfolio manager in 2002. He manages ultra short, high quality short, stable value and global strategic income portfolios. He previously managed corporate bond portfolios and multi-sector portfolios. He earned an MBA and a Bachelor's degree in Finance from the University of Iowa. Mr. Dawson has earned the right to use the Chartered Financial Analyst designation.


There are no disclosable limitations on his role.



PAUL A. DOW, CFA . Mr. Dow is managing director of US equities for Principal Global Investors. He joined the firm in January 2002, with over 28 years of prior experience in institutional asset management, including over 17 years direct experience in the management of institutional equity portfolios. Most recently Mr. Dow spent over a decade with First American Asset Management, and its predecessor Piper Capital Management, where he held various positions including, head of equities, chief investment officer, president and chief executive. He received a Bachelor's degree from Southwest Missouri State University. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research (AIMR).


There are no disclosable limitations on his role.



BRAD FREDERICKS. . Mr. Fredericks' responsibilities include general portfolio overview with specific emphasis on structured securities. He joined the firm in 1998 as a financial accountant and moved to his current position in 2002. Prior to that, Mr. Fredericks was an assistant trader at Norwest Mortgage. He received a bachelor's degree in finance from Iowa State University. Mr. Frederick is a Level I candidate for the CFA program and a Fellow of the Life Management Institute (FLMI).


There are no disclosable limitations on his role.



CHRISTOPHER IBACH, CFA . Mr. Ibach joined Principal in 2000 and is an associate portfolio manager and equity research analyst. He specializes in the analysis of international technology companies and is also responsible for coordinating portfolio rebalancing and the application of Principal's Global Research Platform. Previously, he was with Motorola, Inc. Mr. Ibach earned an MBA in Finance and a Bachelor's degree in Electrical Engineering from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.


There are no disclosable limitations on his role.



DIRK LASCHANZKY, CFA . As a portfolio manager at Principal, Mr. Laschanzky is responsible for asset allocation and provides advice to clients concerning their portfolios across all asset classes. Prior to joining Principal in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services where he managed short-term money market funds and was responsible for American Airlines' pension plan investment management. He also served as a financial analyst for American Airlines. He received an MBA and BA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.


There are no disclosable limitations on his role.



MICHAEL A. MARUSIAK . Mr. Marusiak joined Principal in 2000, specializing in the international emerging markets sector. Prior to joining Principal, he was an analyst on Trust Company of the West's global fund management team. He also worked with SBC Warburg of London as a research analyst responsible for Eastern Europe, the Middle East and Africa. He earned an MIA in International Finance from the Columbia University School of International and Public Affairs and a BA in Business Administration and Finance from Simon Fraser University of Burnaby, British Columbia.

There are no disclosable limitations on his role.



K. WILLIAM NOLIN, CFA . Mr. Nolin has managed the domestic mid-cap equity portfolios since 1999. His expertise is grounded in the telecommunications, media & entertainment, lodging and consumer non-durables sectors. Mr. Nolin joined the Principal Financial Group in 1993 as an investment credit analyst. He earned his MBA from the Yale School of Management and his Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



BRIAN W. PATTINSON, CFA . Mr. Pattinson is a portfolio manager at Principal. He performs international security analysis and strategy development for the firm's core international equity research effort and also specializes in the information technology and telecommunication sectors. He joined Principal in 1994. Mr. Pattinson earned his MBA and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



JOHN PIHLBLAD, CFA . Mr. Pihlblad is director of quantitative portfolio management for Principal. He has over 24 years experience in creating and managing quantitative investment systems. Prior to joining Principal in 2000, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He received his BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.



MICHAEL L. REYNAL . Mr. Reynal joined Principal in 2001, specializing in emerging markets portfolios. Prior to joining Principal, he was responsible for equity investments in Latin America, the Mediterranean and the Balkans while at Wafra Investment Advisory Group, Inc. in New York. He also spent four years with Paribas Capital Markets in New York as the head of the equity trading desk, and three years with Barclays do Zoete Weed in London, focusing on Latin American equity trading. Mr. Reynal received an MBA from the Amos Tuck School at Dartmouth College in New Hampshire, a BA/MA in History from Christ's College at Cambridge University in England and a BA in History from Middlebury College in Vermont.


There are no disclosable limitations on his role.



TODD SANDERS, CFA . Mr. Sanders is an equity analyst for Principal focused on quantitative research. He joined the firm in 1998. Previously, he was an investment analyst for NISA Investment Advisors and in credit analysis/risk management with the U.S. Central Credit Union. He received an MBA in Finance from Washington University and a Bachelor's degree in Finance/Economics from the University of Missouri-Columbia. He is a member of the International Association of Financial Engineers (IAFE), the Global Association of Risk Professionals
(GARP) and the Association of Investment Management and Research (AIMR). He has earned the right to use the Chartered Financial Analyst designation.



MARTIN J. SCHAFER . Mr. Schafer is a portfolio manager for Principal specializing in managing mortgage-backed securities and high quality short, intermediate and long duration portfolios. Mr. Schafer joined the firm in 1977. In the early 1980s, he developed the firm's secondary mortgage marketing operation and in 1984, he assumed portfolio management responsibility for its residential mortgage portfolio. He began managing mutual fund assets in 1985 and institutional portfolios in 1992. Mr. Schafer holds a Bachelor's degree in Accounting and Finance from the University of Iowa.


There are no disclosable limitations on his role.



LISA A. STANGE, CFA . Ms. Stange is a portfolio manager and strategist for Principal. She is integrally involved in the formulation of broad investment strategy, quantitative research and product development. She joined the firm in 1989. Ms. Stange received an MBA and a bachelor's degree from the University of Iowa. She holds the Chartered Financial Analyst designation and is a member of the Iowa Society of Financial Analysts and the CFA Institute.


There are no disclosable limitations on her role.

SUB-ADVISOR: T. Rowe Price Associates, Inc. ("T. Rowe Price"), a wholly-owned subsidiary of T. Rowe Price Group, Inc., a financial services holding company, has over 68 years of investment management experience. Together with its affiliates, T. Rowe Price had approximately $235.2 billion in assets under management as of December 31, 2004. T. Rowe Price is located at 100 East Pratt Street, Baltimore, MD 21202.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Equity Growth                Robert W. Sharps
           LargeCap Blend               William J. Stromberg
                                        Richard T. Whitney




ROBERT W. SHARPS, CFA, CPA . Mr. Sharps is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price. He is also a Portfolio Manager with the Large-Cap Growth Strategy Team in the Equity Division. Prior to joining the firm in 1997, Mr. Sharps was a Senior Consultant at KPMG Peat Marwick. He earned a BS, summa cum laude, in Accounting from Towson University and an MBA in Finance from the Wharton School, University of Pennsylvania. He has also earned the Chartered Financial Analyst and Certified Public Accountant accreditations.



WILLIAM J. STROMBERG, CFA . Mr. Stromberg is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price, Director of Global Equity Research, and a member of the firm's Equity and International Steering Committees. Prior to joining the firm in 1987, he was employed as a Systems Engineer for the Westinghouse Defense and Electronics Center. He earned a BA from Johns Hopkins University and an MBA from Tuck School of Business at Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation.


Mr. Stromberg serves as a portfolio coordinator for the Fund. Instead of making stock selection decisions, he is responsible for ensuring adherence to portfolio constraints and risk controls, along with managing inter-analyst activity. As the lead portfolio coordinator, Mr. Stromberg has ultimate accountability for the Fund.



RICHARD T. WHITNEY, CFA . Mr. Whitney is a Vice President of T. Rowe Price Group, Inc. and T. Rowe Price, Director of the firm's Quantitative Equity Group and member of the Equity Steering Committee. Prior to joining the firm in 1985, Mr. Whitney was employed by the Chicago Board of Trade and IBM. He earned a BS and an MEE in Electrical Engineering from Rice University and an MBA from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation.


Mr. Whitney serves as a portfolio coordinator for the Fund. Instead of making stock selection decisions, they are responsible for ensuring adherence to portfolio constraints and risk controls, along with managing inter-analyst activity.


SUB-ADVISOR: UBS Global Asset Management (Americas) Inc., a Delaware corporation located at 1 North Wacker, Chicago, IL 60606 ("UBS Global AM"), is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the "Group") of UBS AG. As of December 31, 2004, UBS Global AM managed approximately $61.3 billion in assets and the Group managed approximately $527.4 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Growth              Investment decisions for the
                                        Fund are made by investment
                                        management teams at UBS Global
                                        AM, including Paul A. Graham,
                                        Jr. and David N. Wabnik. No
                                        member of the investment
                                        management team is primarily
                                        responsible for making
                                        recommendations for portfolio
                                        purchases.




PAUL A. GRAHAM, JR., CFA . Mr. Graham joined UBS Global AM in 1994 and has had portfolio management responsibilities since 1994. Mr. Graham is Managing Director, Co-Head of U.S. Small Cap Growth Equity. For eight years prior to joining the firm, he served as a small cap portfolio manager and research analyst at Value Line Asset Management. Mr. Graham received his BA from Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.


There are no disclosable limitations on his role.



DAVID N. WABNIK . Mr. Wabnik joined UBS Global AM in 1995 and has been a portfolio manager since 1995. Mr. Wabnik is Executive Director, Co-Head of U.S. SmallCap Growth Equity. For four years prior to joining the firm, he served as a small cap portfolio manager/senior research analyst at Value Line Asset Management. Mr. Wabnik received his BS from Binghamton University and his MBA from Columbia Business School. He has completed the Certified Financial Analyst Level I exams.


There are no disclosable limitations on his role.


DUTIES OF THE MANAGER AND SUB-ADVISOR
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Account's investment objective and policies. Within the scope of the approved investment program, the Manager or Sub-Advisor advises the Account on its investment policy and determines which securities are bought or sold, and in what amounts.

FEES PAID TO THE MANAGER
The Manager is paid a fee by each Account for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 2004 was:

      Asset Allocation          0.80%   Limited Term Bond               0.50%
      Balanced                  0.59%   MidCap                          0.58%
      Bond                      0.46%   MidCap Growth                   0.90%
      Capital Value             0.60%   MidCap Value                    1.05%
      Diversified                       Money Market
      International             0.85%                                   0.48%
      Equity Growth             0.76%   Principal LifeTime 2010         0.12%
      Equity Income             0.60%   Principal LifeTime 2020         0.12%
      Government Securities     0.44%   Principal LifeTime 2030         0.12%
      Growth                    0.60%   Principal LifeTime 2040         0.12%
      International Emerging            Principal LifeTime 2050
      Markets                   1.25%                                   0.12%
      International SmallCap            Principal LifeTime Strategic
                                1.20%   Income                          0.12%
      LargeCap Blend            0.75%   Real Estate Securities          0.90%
      LargeCap Growth Equity    1.00%   SmallCap                        0.85%
      LargeCap Stock Index      0.35%   SmallCap Growth                 1.00%
      LargeCap Value            0.75%   SmallCap Value                  1.10%

FEES PAID TO THE SUB-ADVISOR
The Sub-Advisor fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 2004 was:

      Asset Allocation          0.36%   Limited Term Bond               0.10%
      Balanced                  0.10%   MidCap                          0.14%
      Bond                      0.10%   MidCap Growth                   0.38%
      Capital Value             0.13%   MidCap Value                    0.49%
      Diversified                       Money Market
      International             0.11%                                   0.08%
      Equity Growth             0.31%   Principal LifeTime 2010         0.00%
      Equity Income             0.20%   Principal LifeTime 2020         0.00%
      Government Securities     0.11%   Principal LifeTime 2030         0.02%
      Growth                    0.12%   Principal LifeTime 2040         0.03%
      International Emerging            Principal LifeTime 2050
      Markets                   0.48%                                   0.04%
      International SmallCap            Principal LifeTime Strategic
                                0.49%   Income                          0.00%
      LargeCap Blend            0.34%   Real Estate Securities          0.54%
      LargeCap Growth Equity    0.40%   SmallCap                        0.20%
      LargeCap Stock Index      0.01%   SmallCap Growth                 0.55%
      LargeCap Value            0.32%   SmallCap Value                  0.58%



The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors without obtaining shareholder approval. For any Account that is relying on that order, the Manager may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of these Accounts due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. No Account will rely on the order until it receives approval from its shareholders or, in the case of a new Account, the Account's sole initial shareholder before the Account is available to the public, and the Fund states in its prospectus that it intends to rely on the order.

The Asset Allocation, Equity Growth, LargeCap Blend, LargeCap Growth Equity, LargeCap Value, MidCap Growth, MidCap Value, SmallCap Growth and SmallCap Value Accounts have received the necessary shareholder approval and intend to rely on the order.

GENERAL INFORMATION ABOUT AN ACCOUNT


FREQUENT TRADING AND MARKET-TIMING (ABUSIVE TRADING PRACTICES) The Accounts of the Principal Variable Contracts Fund are not designed for frequent trading or market timing activity. The Fund has adopted fair valuation procedures to be used in the case of significant events, including broad market movements, occuring after the close of a foreign market in which securities are traded. The procedures will be followed if the Manager believes the events will impact the value of the foreign securities. These procedures are intended to discourage market timing transactions in shares of the Accounts.


The Accounts do not knowingly accommodate frequent purchases and redemptions "excessive trading" of Fund shares by investors. If you intend to trade frequently and/or use market timing investment strategies, do not purchase these Accounts. The Company does not accommodate market timing.


Excessive trading activites can:
.. Disrupt the management of the Accounts by;
  . forcing the Account to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the Account; and
  . causing unplanned portfolio turnover; . Hurt the portfolio performance of the Account; and . Increase expenses of the Account due to;
  . increased broker-dealer commissions; and . increased recordkeeping and related costs.
If we are not able to identify such excessive trading practices, the Accounts may be negatively impacted and may cause the investors to suffer the harms described..


Certain Accounts may be at greater risk for abusive trading practices. For example, those Accounts that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage. This risk is particularly relevant to the Diversified International, International Emerging Markets and International SmallCap Accounts but does apply to the purchase of foreign securities by any Account.




As the Accounts of the Principal Variable Contracts Fund are only available through variable annuity or variable life contracts, the Principal Variable Contracts Fund must rely on Principal Life (as sponsor of the variable contract) to monitor customer trading activity to identify and take action against excessive trading. There can be no certainty that Principal Life will identify and prevent excessive trading in all instances. When Principal Life identifies excessive trading, Principal Life will act to curtail such trading in a fair and uniform manner.


If Principal Life, or the Principal Variable Contracts Fund, deem excessive trading practices to be occurring, Principal Life will take action that may include, but is not limited to:
.. Rejecting exchange instructions from shareholder or other person authorized by the shareholder to direct exchanges;
.. Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S. mail only and disallowing requests made via the internet, by facsimile, by overnight courier or by telephone;
.. Limiting the dollar amount of an exchange and/or the number of exchanges during a year;
.. Requiring a holding period of a minimum of 30 days before permitting exchanges among the Accounts where there is evidence of at least one round-trip exchange (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption); and
.. Taking such other action as directed by the Principal Variable Contracts Fund.




The Principal Variable Contracts Fund has reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, Principal Life will reverse an exchange (within three business days of the exchange) and return the account holdings to the positions held prior to the exchange. Principal Life will give you notice in writing in this instance.

ELIGIBLE PURCHASERS
Only certain eligible purchasers may buy shares of the Accounts. Eligible purchasers are limited to 1) separate accounts of Principal Life or of other insurance companies, 2) Principal Life or any of its subsidiaries or affiliates,
3) trustees of other managers of any qualified profit sharing, incentive or bonus plan established by Principal Life or any of its subsidiaries or affiliates for employees of such company, subsidiary or affiliate. Such trustees or managers may buy Account shares only in their capacities as trustees or managers and not for their personal accounts. The Board of Directors of the Fund reserves the right to broaden or limit the designation of eligible purchaser.

Each Account serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Principal Life. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Accounts at the same time. Although neither Principal Life nor the Fund currently foresees any such disadvantage, the Fund's Board of Directors monitors events in order to identify any material conflicts between such policy owners and contract holders. Material conflict could result from, for example, 1) changes in state insurance laws, 2) changes in Federal income tax law, 3) changes in the investment management of an Account, or 4) differences in voting instructions between those given by policy owners and those given by contract holders. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Account shares by one or more of the separate accounts which could have adverse consequences.


SHAREHOLDER RIGHTS
The following information applies to each Account of the Principal Variable Contracts Fund, Inc. Each Account share is eligible to vote, either in person or by proxy, at all shareholder meetings for that Account. This includes the right to vote on the election of directors, selection of independent auditors and other matters submitted to meetings of shareholders of the Account. Each share has equal rights with every other share of the Account as to dividends, earnings, voting, assets and redemption. Shares are fully paid, non-assessable and have no preemptive or conversion rights. Shares of an Account are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of the Fund may remove any director with or without cause by the vote of a majority of the votes entitled to be case at a meeting of all Account shareholders.

The bylaws of the Fund provide that the Board of Directors of the Fund may increase or decrease the aggregate number of shares that the Fund has the authority to issue, without a shareholder vote.


The bylaws of the Fund also provide that the Fund does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the Investment Company Act of 1940: election of directors; approval of an investment advisory agreement; ratification of the selection of independent auditors; and approval of the distribution agreement. The Fund intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.


Shareholder inquiries should be directed to: Principal Variable Contracts Fund, Inc., Principal Financial Group, Des Moines, Iowa 50392-2080.


NON-CUMULATIVE VOTING
The Fund's shares have non-cumulative voting rights. This means that the holders of more than 50% of the shares voting for the election of directors of the Fund can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any directors.

Principal Life votes each Account's shares allocated to each of its separate accounts registered under the Investment Company Act of 1940 and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating that separate account. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account's shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Account shares in its own right.


PURCHASE OF ACCOUNT SHARES
Shares are purchased from Princor Financial Services Corporation, the Fund's principal underwriter. There are no sales charges on shares of the Accounts, however, your variable contract may impose a charge. There are no restrictions on amounts to be invested in shares of the Accounts.

Shareholder accounts for each Account are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Account as evidence of ownership of Account shares. Share certificates are not issued.


SALE OF ACCOUNT SHARES
This section applies to eligible purchasers other than the separate accounts of Principal Life and its subsidiaries.

Each Account sells its shares upon request. There is no charge for the sale. A shareholder sends a written request to the Account requesting the sale of any part or all of the shares. The letter must be signed exactly as the account is registered. If payment is to be made to the registered shareholder or joint shareholder, the Account does not require a signature guarantee. If payment is to be made to another party, the shareholder's signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan association, national securities exchange member or brokerage firm. Shares are redeemed at the net asset value per share next computed after the request is received by the Account in proper and complete form.


Sales proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended during any period when 1) trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for other than weekends and holidays, or 2) an emergency exists, as determined by the SEC, as a result of which a) disposal by a fund of securities owned by it is not reasonably practicable, b) it is not reasonably practicable for a fund to fairly determine the value of its net assets, or c) the SEC permits suspension for the protection of security holders.


If payments are delayed and the instruction is not canceled by the shareholder's written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay. The transaction occurs within five days thereafter.


In addition, payments on surrenders attributable to a premium payment made by check may be delayed up to 15 days. This permits payment to be collected on the check.


RESTRICTED TRANSFERS
Shares of each of the Accounts may be transferred to an eligible purchaser. However, if an Account is requested to transfer shares to other than an eligible purchaser, the Account has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Account must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven-day period.

FINANCIAL STATEMENTS
You will receive an annual financial statement for the Fund, audited by the Fund's independent registered public accounting firm, Ernst & Young LLP. That report is a part of this prospectus. You will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from audited financial statements that were audited by Ernst & Young LLP.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2004       2003       2002        2001          2000
                            ----       ----       ----        ----          ----
ASSET ALLOCATION ACCOUNT
------------------------
Net Asset Value,
 Beginning of Period..    $11.70      $9.82     $11.28      $12.02        $13.23
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.14       0.15       0.20        0.24          0.35
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.82       1.92      (1.66)      (0.71)        (0.17)
                            ----       ----      -----       -----         -----
 Total From Investment
            Operations      0.96       2.07      (1.46)      (0.47)         0.18
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.38)     (0.19)        --       (0.24)        (0.34)
 Distributions from
  Realized Gains......        --         --         --       (0.03)        (1.05)
    ----                                                     -----         -----
   Total Dividends and
         Distributions     (0.38)     (0.19)        --       (0.27)        (1.39)
    ----                   -----      -----                  -----         -----
Net Asset Value, End
 of Period............    $12.28     $11.70      $9.82      $11.28        $12.02
                          ======     ======      =====      ======        ======
Total Return /(a)/ ...      8.49%     21.61%    (12.94)%     (3.92)%        1.61%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $103,131    $98,006    $82,409    $101,904       $94,905
 Ratio of Expenses to
  Average Net Assets..      0.84%      0.85%      0.84%       0.85%         0.84%
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.19%      1.49%      1.79%       2.23%         2.67%
 Portfolio Turnover
  Rate................     127.0%     186.0%     255.3%      182.4%         67.8%

                            2004       2003       2002        2001          2000
                            ----       ----       ----        ----          ----
BALANCED ACCOUNT
----------------
Net Asset Value,
 Beginning of Period..    $13.31     $11.56     $13.73      $15.43        $15.41
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.31       0.27       0.34       0.40/(c)/      0.45
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.00       1.83      (2.11)      (1.42)/(c)/   (0.43)
                            ----       ----      -----       -----         -----
 Total From Investment
            Operations      1.31       2.10      (1.77)      (1.02)         0.02
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.28)     (0.35)     (0.40)      (0.47)           --
 Distributions from
  Realized Gains......        --         --         --       (0.21)           --
   -----                                                     -----
   Total Dividends and
         Distributions     (0.28)     (0.35)     (0.40)      (0.68)           --
   ----                    -----      -----      -----       -----
Net Asset Value, End
 of Period............    $14.34     $13.31     $11.56      $13.73        $15.43
                          ======     ======     ======      ======        ======
Total Return /(a)/ ...     10.05%     18.82%    (13.18)%     (6.96)%        0.13%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $126,548   $124,735   $110,545    $144,214      $167,595
 Ratio of Expenses to
  Average Net Assets..      0.63%      0.65%      0.61%       0.61%         0.60%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      0.63%      0.65%      0.62%         --            --
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.32%      2.23%      2.52%       2.73%/(c)/    2.74%
 Portfolio Turnover
  Rate................     128.3%     114.3%      87.8%      114.3%         62.6%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without fees paid indirectly.
/(c) /Effective January 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains/losses per share by $.01, and decrease the ratio of net investment income to average net assets by .08%. Financial highlights for prior periods have not been restated to reflect this change in presentation.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2004       2003       2002        2001           2000
                            ----       ----       ----        ----           ----
BOND ACCOUNT
------------
Net Asset Value,
 Beginning of Period..    $12.31     $12.32     $11.84      $11.78         $10.89
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.51       0.52       0.51       0.56/(c)/       0.85
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.08       0.02       0.54       0.35/(c)/       0.04
                            ----       ----       ----       ----            ----
 Total From Investment
            Operations      0.59       0.54       1.05        0.91           0.89
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.59)     (0.55)     (0.57)      (0.85)            --
    ----                   -----      -----      -----       -----
   Total Dividends and
         Distributions     (0.59)     (0.55)     (0.57)      (0.85)            --
    ----                   -----      -----      -----       -----
Net Asset Value, End
 of Period............    $12.31     $12.31     $12.32      $11.84         $11.78
                          ======     ======     ======      ======         ======
Total Return /(a)/ ...      4.98%      4.59%      9.26%       8.12%          8.17%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $286,684   $263,435   $232,839    $166,658       $116,216
 Ratio of Expenses to
  Average Net Assets..      0.47%      0.47%      0.49%       0.50%          0.51%
 Ratio of Net
  Investment Income to
  Average Net Assets..      4.23%      4.32%      5.02%       5.73%/(c)/     7.47%
 Portfolio Turnover
  Rate................     143.6%      82.1%      63.3%      146.1%          81.5%

                            2004       2003       2002        2001           2000
                            ----       ----       ----        ----           ----
CAPITAL VALUE ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $29.23     $23.60     $27.78      $30.72         $30.74
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.44       0.38       0.39        0.34           0.50
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      3.17       5.63      (4.18)      (2.80)          0.13
                            ----       ----      -----       -----           ----
 Total From Investment
            Operations      3.61       6.01      (3.79)      (2.46)          0.63
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.45)     (0.38)     (0.39)      (0.34)         (0.50)
 Distributions from
  Realized Gains......        --         --         --       (0.14)         (0.15)
    ----                                                     -----          -----
   Total Dividends and
         Distributions     (0.45)     (0.38)     (0.39)      (0.48)         (0.65)
                           -----      -----      -----       -----          -----
Net Asset Value, End
 of Period............    $32.39     $29.23     $23.60      $27.78         $30.72
                          ======     ======     ======      ======         ======
Total Return /(a)/ ...     12.36%     25.49%    (13.66)%     (8.05)%         2.16%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $265,580   $248,253   $206,541    $254,484       $283,325
 Ratio of Expenses to
  Average Net Assets..      0.60%      0.61%      0.61%       0.61%          0.60%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      0.60%      0.61%      0.61%         --             --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.47%      1.47%      1.45%       1.20%          1.54%
 Portfolio Turnover
  Rate................     183.3%     125.7%     142.6%       91.7%         141.8%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without fees paid indirectly.
/(c) /Effective January 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains/losses per share by $.01, and decrease the ratio of net investment income to average net assets by .08%. Financial highlights for prior periods have not been restated to reflect this change in presentation.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2004       2003       2002        2001        2000
                            ----       ----       ----        ----        ----
EQUITY GROWTH ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $14.73     $11.74     $16.29      $20.37      $23.89
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.09       0.06       0.03        0.01        0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.28       2.99      (4.54)      (2.82)      (2.73)
                            ----       ----      -----       -----       -----
 Total From Investment
            Operations      1.37       3.05      (4.51)      (2.81)      (2.71)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.08)     (0.06)     (0.04)      (0.02)         --
 Distributions from
  Realized Gains......        --         --         --       (1.25)      (0.81)
    ----                                                     -----       -----
   Total Dividends and
         Distributions     (0.08)     (0.06)     (0.04)      (1.27)      (0.81)
                           -----      -----      -----       -----       -----
Net Asset Value, End
 of Period............    $16.02     $14.73     $11.74      $16.29      $20.37
                          ======     ======     ======      ======      ======
Total Return /(a)/ ...      9.33%     25.95%    (27.72)%    (14.86)%    (11.71)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $280,700   $272,831   $219,044    $334,401    $383,139
 Ratio of Expenses to
  Average Net Assets..      0.72%      0.74%      0.77%       0.75%       0.73%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      0.77%      0.77%        --          --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.59%      0.47%      0.19%       0.06%       0.08%
 Portfolio Turnover
  Rate................     147.7%     130.9%     138.8%       88.8%       69.1%

                            2004       2003       2002        2001        2000
                            ----       ----       ----        ----        ----
EQUITY INCOME ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period
 /(c)/ ...............     $7.93      $7.26      $8.73      $12.43      $10.90
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.34       0.34       0.37        0.25        0.24
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.05       0.66      (1.47)      (3.70)       1.81
                            ----       ----      -----       -----        ----
 Total From Investment
            Operations      1.39       1.00      (1.10)      (3.45)       2.05
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.31)     (0.33)     (0.37)      (0.25)      (0.24)
 Distributions from
  Realized Gains......        --         --         --          --       (0.28)
    ----                                                                 -----
   Total Dividends and
         Distributions     (0.31)     (0.33)     (0.37)      (0.25)      (0.52)
                           -----      -----      -----       -----       -----
Net Asset Value, End
 of Period............     $9.01      $7.93      $7.26       $8.73      $12.43
                           =====      =====      =====       =====      ======
Total Return /(a)/ ...     17.60%     13.83%    (12.61)%    (27.70)%     19.18%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $44,572    $30,255    $25,079     $33,802     $43,725
 Ratio of Expenses to
  Average Net Assets..      0.62%      0.61%      0.62%       0.62%       0.63%
 Ratio of Net
  Investment Income to
  Average Net Assets..      4.13%      4.54%      4.40%       2.22%       2.32%
 Portfolio Turnover
  Rate................     137.2%      22.5%      66.4%      104.2%      146.7%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without fees paid indirectly.
/(c) /Effective March 1, 2004, Utilities Account changed its name to Equity
  Income Account.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2004       2003       2002        2001        2000
                            ----       ----       ----        ----        ----
GOVERNMENT SECURITIES ACCOUNT
-----------------------------
Net Asset Value,
 Beginning of Period..    $11.77     $12.00     $11.58      $11.43      $10.26
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.44       0.45       0.43        0.51        0.69
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.04)     (0.24)      0.55        0.32        0.48
                           -----      -----       ----        ----        ----
 Total From Investment
            Operations      0.40       0.21       0.98        0.83        1.17
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.53)     (0.44)     (0.52)      (0.68)         --
 Distributions from
  Realized Gains......        --         --      (0.04)         --          --
    ----                                         -----
   Total Dividends and
         Distributions     (0.53)     (0.44)     (0.56)      (0.68)         --
    ----                   -----      -----      -----       -----
Net Asset Value, End
 of Period............    $11.64     $11.77     $12.00      $11.58      $11.43
                          ======     ======     ======      ======      ======
Total Return /(a)/ ...      3.56%      1.84%      8.80%       7.61%      11.40%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $334,034   $368,564   $342,001    $193,254    $127,038
 Ratio of Expenses to
  Average Net Assets..      0.44%      0.44%      0.47%       0.49%       0.51%
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.82%      3.83%      4.87%       5.63%       6.33%
 Portfolio Turnover
  Rate................      67.2%     110.4%      33.8%       45.9%        4.3%

                            2004       2003       2002        2001        2000
                            ----       ----       ----        ----        ----
GROWTH ACCOUNT
--------------
Net Asset Value,
 Beginning of Period..    $10.95      $8.68     $12.24      $16.43      $23.56
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.07       0.03       0.02          --       (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.95       2.26      (3.58)      (4.19)      (2.29)
                            ----       ----      -----       -----       -----
 Total From Investment
            Operations      1.02       2.29      (3.56)      (4.19)      (2.31)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.03)     (0.02)        --          --          --
 Distributions from
  Realized Gains......        --         --         --          --       (4.82)
    ----                                                                 -----
   Total Dividends and
         Distributions     (0.03)     (0.02)        --          --       (4.82)
    ----                   -----      -----                              -----
Net Asset Value, End
 of Period............    $11.94     $10.95      $8.68      $12.24      $16.43
                          ======     ======      =====      ======      ======
Total Return /(a)/ ...      9.38%     26.46%    (29.07)%    (25.50)%    (10.15)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $134,956   $141,107   $124,079    $209,879    $294,762
 Ratio of Expenses to
  Average Net Assets..      0.60%      0.61%      0.61%       0.61%       0.60%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      0.60%      0.61%      0.61%         --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.67%      0.35%      0.18%       0.02%      (0.13)%
 Portfolio Turnover
  Rate................     122.4%      40.8%      27.3%       39.0%       83.5%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without fees paid indirectly.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2004       2003       2002        2001        2000
                            ----       ----       ----        ----        ----
INTERNATIONAL ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $11.48      $8.78     $10.51      $13.90      $15.95
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.17       0.13       0.10        0.09        0.10

 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.22       2.67      (1.78)      (3.46)      (1.48)
                            ----       ----      -----       -----       -----
 Total From Investment
            Operations      2.39       2.80      (1.68)      (3.37)      (1.38)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.12)     (0.10)     (0.05)      (0.02)      (0.08)
 Distributions from
  Realized Gains......        --         --         --          --       (0.59)
    ----                                                                 -----
   Total Dividends and
         Distributions     (0.12)     (0.10)     (0.05)      (0.02)      (0.67)
                           -----      -----      -----       -----       -----
Net Asset Value, End
 of Period............    $13.75     $11.48      $8.78      $10.51      $13.90
                          ======     ======      =====      ======      ======
Total Return /(a)/ ...     21.03%     32.33%    (16.07)%    (24.27)%     (8.34)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $226,753   $167,726   $119,222    $145,848    $190,440
 Ratio of Expenses to
  Average Net Assets..      0.96%      0.92%      0.92%       0.92%       0.90%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      0.97%      0.93%      0.93%         --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.39%      1.33%      1.03%       0.78%       0.81%
 Portfolio Turnover
  Rate................     170.1%     111.5%      82.2%       84.3%       99.9%

                            2004       2003       2002        2001       2000/(E)/
                            ----       ----       ----        ----       ----
INTERNATIONAL EMERGING MARKETS ACCOUNT
--------------------------------------
Net Asset Value,
 Beginning of Period..    $12.86      $8.24      $8.93       $9.37      $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.12       0.11       0.02        0.08        0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      3.04       4.60      (0.70)      (0.48)      (0.63)
                            ----       ----      -----       -----       -----
 Total From Investment
            Operations      3.16       4.71      (0.68)      (0.40)      (0.61)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.10)     (0.08)        --       (0.04)      (0.02)
 Tax Return of Capital
  Distributions /(c)/.        --      (0.01)     (0.01)         --          --
 Distributions from
  Realized Gains......     (1.14)        --         --          --          --
    ----                   -----
   Total Dividends and
         Distributions     (1.24)     (0.09)     (0.01)      (0.04)      (0.02)
                           -----      -----      -----       -----       -----
Net Asset Value, End
 of Period............    $14.78     $12.86      $8.24       $8.93       $9.37
                          ======     ======      =====       =====       =====
Total Return /(a)/ ...     24.89%     57.20%     (7.63)%     (4.24)%     (6.14)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $43,502    $23,972    $10,835      $6,964      $4,883
 Ratio of Expenses to
  Average Net Assets..      1.53%      1.71%      1.60%       1.35%       1.34%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...      1.55%      1.84%      2.26%       2.33%       1.65%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.87%      1.16%      0.39%       0.97%       1.06%/(g)/
 Portfolio Turnover
  Rate................     171.0%     112.4%     147.7%      137.4%       44.0%/(g)/



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without fees paid indirectly.
/(c) /See "Distributions to Shareholders" in Notes to Financial Statements. /(d) /Expense ratio without fees paid indirectly and the Manager's voluntary
  expense limit.   The expense limit was increased on May 1, 2002 and May 1,
  2003 and ceased on May 1, 2004.
/(e) /Period from October 24, 2000, date shares first offered, through December
  31, 2000.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2004      2003      2002           2001       2000
                           ----      ----      ----           ----       ----
INTERNATIONAL SMALLCAP ACCOUNT
------------------------------
Net Asset Value,
 Beginning of Period..   $13.73     $9.06    $10.84         $13.87     $16.66
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.11      0.10      0.08           0.04      (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     4.00      4.72     (1.83)         (3.07)     (1.89)
                           ----      ----     -----          -----      -----
 Total From Investment
            Operations     4.11      4.82     (1.75)         (3.03)     (1.93)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.12)    (0.15)    (0.03)            --         --
 Distributions from
  Realized Gains......       --        --        --             --      (0.86)
  ----                                                                  -----
   Total Dividends and
         Distributions    (0.12)    (0.15)    (0.03)            --      (0.86)
  ----                    -----     -----     -----                     -----
Net Asset Value, End
 of Period............   $17.72    $13.73     $9.06         $10.84     $13.87
                         ======    ======     =====         ======     ======
Total Return /(a)/ ...    30.20%    54.15%   (16.20)%       (21.85)%   (11.50)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $99,833   $66,242   $38,912        $43,674    $50,023
 Ratio of Expenses to
  Average Net Assets..     1.30%     1.33%     1.31%          1.41%      1.44%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.31%     1.33%     1.32%            --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.75%     1.00%     0.77%          0.32%     (0.26)%
 Portfolio Turnover
  Rate................    140.6%    128.9%     73.6%         123.8%     292.7%

                           2004      2003     2002/(D)/
                           ----      ----     ----
LARGECAP BLEND ACCOUNT
----------------------
Net Asset Value,
 Beginning of Period..   $10.37     $8.43    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.13      0.10      0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.92      1.90     (1.57)
                           ----      ----     -----
 Total From Investment
            Operations     1.05      2.00     (1.55)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.11)    (0.06)    (0.02)
 Distributions from
  Realized Gains......    (0.58)       --        --
  ----                    -----
   Total Dividends and
         Distributions    (0.69)    (0.06)    (0.02)
                          -----     -----     -----
Net Asset Value, End
 of Period............   $10.73    $10.37     $8.43
                         ======    ======     =====
Total Return /(a)/ ...    10.36%    23.76%   (15.47)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $90,751   $54,632   $13,927
 Ratio of Expenses to
  Average Net Assets..     0.76%     0.80%     1.00%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     0.78%     0.83%     1.10%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.23%     1.08%     0.86%/(f)/
 Portfolio Turnover
  Rate................     75.6%     56.2%     49.1%/(f)/



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without fees paid indirectly.
/(c) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit.  The expense limit ceased on May 1, 2004.
/(d) /Period from May 1, 2002, date operations commenced, through December 31,
  2002.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2004       2003       2002       2001      2000/(D)/
                            ----       ----       ----       ----      ----
LARGECAP GROWTH EQUITY ACCOUNT
------------------------------
Net Asset Value,
 Beginning of Period..     $4.47      $3.63      $5.44      $7.78     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.01         --      (0.02)     (0.03)        --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.13       0.84      (1.79)     (2.31)     (2.22)
                            ----       ----      -----      -----      -----
 Total From Investment
            Operations      0.14       0.84      (1.81)     (2.34)     (2.22)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.01)        --         --         --         --
  ------                   -----
   Total Dividends and
         Distributions     (0.01)        --         --         --         --
  ------                   -----
Net Asset Value, End
 of Period............     $4.60      $4.47      $3.63      $5.44      $7.78
                           =====      =====      =====      =====      =====
Total Return /(a)/ ...      3.16%     23.14%    (33.27)%   (30.08)%   (22.22)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $31,179    $24,677     $5,572     $5,172     $4,233
 Ratio of Expenses to
  Average Net Assets..      1.04%      1.16%      1.05%      1.10%      1.04%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      1.05%      1.19%      1.09%      1.11%      1.35%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.28%     (0.13)%    (0.49)%    (0.62)%    (0.22)%/(f)/
 Portfolio Turnover
  Rate................     141.8%      51.1%     183.8%     121.2%    217.60%/(f)/

                            2004       2003       2002       2001       2000
                            ----       ----       ----       ----       ----
LARGECAP STOCK INDEX ACCOUNT
----------------------------
Net Asset Value,
 Beginning of Period..     $8.06      $6.35      $8.29      $9.52     $10.71
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.14       0.10       0.08       0.08       0.10
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.70       1.70      (1.94)     (1.23)     (1.14)
                            ----       ----      -----      -----      -----
 Total From Investment
            Operations      0.84       1.80      (1.86)     (1.15)     (1.04)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.13)     (0.09)     (0.08)     (0.08)     (0.10)
 Distributions from
  Realized Gains......        --         --         --         --      (0.05)
  ------                                                               -----
   Total Dividends and
         Distributions     (0.13)     (0.09)     (0.08)     (0.08)     (0.15)
                           -----      -----      -----      -----      -----
Net Asset Value, End
 of Period............     $8.77      $8.06      $6.35      $8.29      $9.52
                           =====      =====      =====      =====      =====
Total Return /(a)/ ...     10.39%     28.32%    (22.44)%   (12.10)%    (9.67)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $158,237   $118,638    $72,949    $73,881    $59,626
 Ratio of Expenses to
  Average Net Assets..      0.37%      0.39%      0.39%      0.40%      0.40%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...      0.37%      0.39%      0.39%      0.41%      0.46%
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.64%      1.42%      1.22%      1.05%      1.01%
 Portfolio Turnover
  Rate................      20.5%      15.7%      15.1%      10.8%      11.0%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit.  The expense limit ceased on May 1, 2002.
/(c) /Expense ratio without the Manager's voluntary expense limit.
/(d) /Period from October 24, 2000, date shares first offered, through December
  31, 2000.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2004      2003        2002/(F)/
                           ----      ----        ----
LARGECAP VALUE ACCOUNT
----------------------
Net Asset Value,
 Beginning of Period..   $10.80     $8.52       $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.19      0.16         0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.22      2.23        (1.48)
                           ----      ----        -----
 Total From Investment
            Operations     1.41      2.39        (1.42)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.16)    (0.11)       (0.06)
 Distributions from
  Realized Gains......    (0.17)       --           --
  ----                    -----
   Total Dividends and
         Distributions    (0.33)    (0.11)       (0.06)
                          -----     -----        -----
Net Asset Value, End
 of Period............   $11.88    $10.80        $8.52
                         ======    ======        =====
Total Return /(a)/ ...    13.09%    28.05%      (14.24)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $80,721   $47,221      $13,186
 Ratio of Expenses to
  Average Net Assets..     0.75%     0.74%        0.96%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     0.76%     0.79%        1.00%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.65%     1.77%        1.79%/(e)/
 Portfolio Turnover
  Rate................     23.2%     17.1%         5.9%/(e)/

                           2004     2003/(C)/
                           ----     ----
LIMITED TERM BOND ACCOUNT
-------------------------
Net Asset Value,
 Beginning of Period..    $9.99    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.25      0.13
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.12)    (0.05)
                          -----     -----
 Total From Investment
            Operations     0.13      0.08
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --     (0.09)
  ----                              -----
   Total Dividends and
         Distributions       --     (0.09)
  ----                              -----
Net Asset Value, End
 of Period............   $10.12     $9.99
                         ======     =====
Total Return /(a)/ ...     1.30%     0.78%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $56,241   $20,552
 Ratio of Expenses to
  Average Net Assets..     0.53%     0.57%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...       --      0.57%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.53%     2.15%/(e)/
 Portfolio Turnover
  Rate................     34.8%      5.0%/(e)/



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit.  The expense limit ceased on May 1, 2004.
/(c) /Period from May 1, 2003, date operations commenced, through December 31,
  2003.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from May 1, 2002, date operations commenced, through December 31,
  2002.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2004        2003        2002        2001        2000
                            ----        ----        ----        ----        ----
MIDCAP ACCOUNT
--------------
Net Asset Value,
 Beginning of Period..    $37.56      $28.54      $32.09      $34.47      $36.90
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.39        0.35        0.30        0.24        0.10
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      6.05        9.01       (3.08)      (1.50)       4.76
                            ----        ----       -----       -----        ----
 Total From Investment
            Operations      6.44        9.36       (2.78)      (1.26)       4.86
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.39)      (0.34)      (0.30)      (0.24)      (0.10)
 Distributions from
  Realized Gains......     (3.98)         --       (0.47)      (0.88)      (7.19)
    ----                   -----                   -----       -----       -----
   Total Dividends and
         Distributions     (4.37)      (0.34)      (0.77)      (1.12)      (7.29)
                           -----       -----       -----       -----       -----
Net Asset Value, End
 of Period............    $39.63      $37.56      $28.54      $32.09      $34.47
                          ======      ======      ======      ======      ======
Total Return /(a)/ ...     17.76%      32.81%      (8.75)%     (3.71)%     14.59%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $395,304    $334,204    $248,986    $278,707    $286,681
 Ratio of Expenses to
  Average Net Assets..      0.59%       0.61%       0.62%       0.62%       0.62%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      0.59%       0.61%       0.62%         --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.02%       1.09%       0.98%       0.77%       0.28%
 Portfolio Turnover
  Rate................      38.9%       44.9%       67.9%       73.6%      139.6%

                            2004        2003        2002        2001        2000
                            ----        ----        ----        ----        ----
MIDCAP GROWTH ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..     $8.80       $6.26       $8.49      $10.46      $10.66
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     (0.03)      (0.03)      (0.04)      (0.05)       0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.07        2.57       (2.19)      (1.68)       0.77
                            ----        ----       -----       -----        ----
 Total From Investment
            Operations      1.04        2.54       (2.23)      (1.73)       0.79
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --          --          --          --       (0.02)
 Distributions from
  Realized Gains......        --          --          --       (0.24)      (0.97)
    ----                                                       -----       -----
   Total Dividends and
         Distributions        --          --          --       (0.24)      (0.99)
    ----                                                       -----       -----
Net Asset Value, End
 of Period............     $9.84       $8.80       $6.26       $8.49      $10.46
                           =====       =====       =====       =====      ======
Total Return /(a)/ ...     11.82%      40.58%     (26.27)%    (16.92)%      8.10%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $59,674     $54,288     $21,934     $27,838     $25,924
 Ratio of Expenses to
  Average Net Assets..      0.86%       0.91%       0.91%       0.97%       0.96%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...      0.92%       0.94%       0.92%         --        1.01%
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.30)%     (0.39)%     (0.55)%     (0.66)%      0.27%
 Portfolio Turnover
  Rate................      47.7%       67.5%       43.1%       55.2%      161.9%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without fees paid indirectly.
/(c) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit. The expense limit ceased on January 1, 2001.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2004       2003       2002        2001        2000
                            ----       ----       ----        ----        ----
MIDCAP VALUE ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..    $14.13     $10.48     $11.68      $12.57      $11.11
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.02       0.01         --        0.01          --

 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      3.10       3.81      (1.16)      (0.35)       3.12
                            ----       ----      -----       -----        ----
 Total From Investment
            Operations      3.12       3.82      (1.16)      (0.34)       3.12
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.01)     (0.01)        --       (0.01)         --
 Distributions from
  Realized Gains......     (1.86)     (0.16)     (0.04)      (0.54)      (1.66)
                           -----      -----      -----       -----       -----
   Total Dividends and
         Distributions     (1.87)     (0.17)     (0.04)      (0.55)      (1.66)
                           -----      -----      -----       -----       -----
Net Asset Value, End
 of Period............    $15.38     $14.13     $10.48      $11.68      $12.57
                          ======     ======     ======      ======      ======
Total Return /(a)/ ...     22.67%     36.49%     (9.96)%     (2.58)%     31.05%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $78,166    $52,054    $24,766     $11,778      $7,739
 Ratio of Expenses to
  Average Net Assets..      1.05%      1.05%      1.04%       1.36%       1.20%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      1.08%      1.08%      1.10%         --        1.29%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.11%      0.11%      0.03%       0.12%       0.02%
 Portfolio Turnover
  Rate................      59.2%      55.5%      75.3%      208.8%      233.2%

                            2004       2003       2002        2001        2000
                            ----       ----       ----        ----        ----
MONEY MARKET ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..    $1.000     $1.000     $1.000      $1.000      $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.009      0.007      0.014       0.039       0.059
                           -----      -----      -----       -----       -----
 Total From Investment
            Operations     0.009      0.007      0.014       0.039       0.059
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.009)    (0.007)    (0.014)     (0.039)     (0.059)
                          ------     ------     ------      ------      ------
   Total Dividends and
         Distributions    (0.009)    (0.007)    (0.014)     (0.039)     (0.059)
                          ------     ------     ------      ------      ------
Net Asset Value, End
 of Period............    $1.000     $1.000     $1.000      $1.000      $1.000
                          ======     ======     ======      ======      ======
Total Return /(a)/ ...      0.92%      0.74%      1.42%       3.92%       6.07%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $140,553   $151,545   $201,455    $180,923    $114,710
 Ratio of Expenses to
  Average Net Assets..      0.49%      0.49%      0.49%       0.50%       0.52%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.91%      0.74%      1.40%       3.70%       5.88%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit. The expense limit ceased on January 1, 2001.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                         2004/(D)/
                         ----
PRINCIPAL LIFETIME 2010 ACCOUNT
-------------------------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.11
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.82
                          ----
 Total From Investment
            Operations    0.93
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.09)
                         -----
   Total Dividends and
         Distributions   (0.09)
                         -----
Net Asset Value, End
 of Period............  $10.84
                        ======
Total Return /(a)/ ...    9.31%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $11
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............    0.16%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/
  /(c)/ ..............   10.02%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    3.21%/(f)/
 Portfolio Turnover
  Rate................     3.0%/(f)/

                         2004/(D)/
                         ----
PRINCIPAL LIFETIME 2020 ACCOUNT
-------------------------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.13
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.93
                          ----
 Total From Investment
            Operations    1.06
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.09)
                         -----
   Total Dividends and
         Distributions   (0.09)
                         -----
Net Asset Value, End
 of Period............  $10.97
                        ======
Total Return /(a)/ ...   10.62%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $15
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............    0.13%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/
  /(c)/ ..............    8.72%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    3.65%/(f)/
 Portfolio Turnover
  Rate................     2.6%/(f)/



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Does not include expenses of the investment companies in which the Fund invests.
/(c) /Expense ratio without the Manager's voluntary expense limit.
/(d) /Period from August 30, 2004, date operations commenced, through December
  31, 2004.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                         2004/(D)/
                         ----
PRINCIPAL LIFETIME 2030 ACCOUNT
-------------------------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.30
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.76
                          ----
 Total From Investment
            Operations    1.06
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.09)
   Total Dividends and
         Distributions   (0.09)
                         -----
Net Asset Value, End
 of Period............  $10.97
                        ======
Total Return /(a)/ ...   10.60%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $151
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............    0.16%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/
  /(c)/ ..............    2.14%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    8.58%/(f)/
 Portfolio Turnover
  Rate................     4.8%/(f)/

                         2004/(D)/
                         ----
PRINCIPAL LIFETIME 2040 ACCOUNT
-------------------------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.19
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.99
                          ----
 Total From Investment
            Operations    1.18
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.09)
                         -----
   Total Dividends and
         Distributions   (0.09)
                         -----
Net Asset Value, End
 of Period............  $11.09
                        ======
Total Return /(a)/ ...   11.78%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $147
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............    0.14%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/
  /(c)/ ..............    1.47%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    5.35%/(f)/
 Portfolio Turnover
  Rate................     9.4%/(f)/



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Does not include expenses of the investment companies in which the Fund invests.
/(c) /Expense ratio without the Manager's voluntary expense limit.
/(d) /Period from August 30, 2004, date operations commenced, through December
  31, 2004.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                         2004/(D)/
                         ----
PRINCIPAL LIFETIME 2050 ACCOUNT
-------------------------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.11
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    1.06
                          ----
 Total From Investment
            Operations    1.17
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.08)
                         -----
   Total Dividends and
         Distributions   (0.08)
                         -----
Net Asset Value, End
 of Period............  $11.09
                        ======
Total Return /(a)/ ...   11.74%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $88
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............    0.13%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/
  /(c)/ ..............    1.49%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    3.04%/(f)/
 Portfolio Turnover
  Rate................    13.0%/(f)/

                         2004/(D)/
                         ----
PRINCIPAL LIFETIME STRATEGIC INCOME ACCOUNT
-------------------------------------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.12
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.65
                          ----
 Total From Investment
            Operations    0.77
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.09)
                         -----
   Total Dividends and
         Distributions   (0.09)
                         -----
Net Asset Value, End
 of Period............  $10.68
                        ======
Total Return /(a)/ ...    7.66%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $11
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............    0.14%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/
  /(c)/ ..............   10.09%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    3.30%/(f)/
 Portfolio Turnover
  Rate................     2.9%/(f)/



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Does not include expenses of the investment companies in which the Fund invests.
/(c) /Expense ratio without the Manager's voluntary expense limit.
/(d) /Period from August 30, 2004, date operations commenced, through December
  31, 2004.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2004      2003      2002       2001       2000
                            ----      ----      ----       ----       ----
REAL ESTATE SECURITIES ACCOUNT
------------------------------
Net Asset Value,
 Beginning of Period
 /(a)/ ...............    $14.90    $11.24    $10.77     $10.29      $8.20
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.39      0.49      0.35       0.42       0.44
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      4.66      3.87      0.48       0.47       2.09
                            ----      ----      ----       ----       ----
 Total From Investment
            Operations      5.05      4.36      0.83       0.89       2.53
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.35)    (0.42)    (0.35)     (0.41)     (0.44)
 Distributions from
  Realized Gains......     (1.72)    (0.28)    (0.01)        --         --
  ----                     -----     -----     -----
   Total Dividends and
         Distributions     (2.07)    (0.70)    (0.36)     (0.41)     (0.44)
                           -----     -----     -----      -----      -----
Net Asset Value, End
 of Period............    $17.88    $14.90    $11.24     $10.77     $10.29
                          ======    ======    ======     ======     ======
Total Return /(b)/ ...     34.53%    38.91%     7.72%      8.75%     30.97%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $146,022   $93,018   $46,358    $22,457    $17,261
 Ratio of Expenses to
  Average Net Assets..      0.90%     0.91%     0.92%      0.92%      0.99%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...      0.90%     0.92%       --         --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.37%     3.83%     3.99%      4.55%      5.29%
 Portfolio Turnover
  Rate................      58.8%     53.9%     54.4%      92.4%      44.7%

                            2004      2003      2002       2001       2000
                            ----      ----      ----       ----       ----
SMALLCAP ACCOUNT
----------------
Net Asset Value,
 Beginning of Period..     $7.97     $5.83     $8.03      $7.83     $10.74
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....        --      0.01      0.01         --       0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.58      2.14     (2.20)      0.20      (1.24)
                            ----      ----     -----       ----      -----
 Total From Investment
            Operations      1.58      2.15     (2.19)      0.20      (1.21)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --     (0.01)    (0.01)        --      (0.02)
 Distributions from
  Realized Gains......        --        --        --         --      (1.68)
  ------                                                             -----
   Total Dividends and
         Distributions        --     (0.01)    (0.01)        --      (1.70)
  ------                             -----     -----                 -----
Net Asset Value, End
 of Period............     $9.55     $7.97     $5.83      $8.03      $7.83
                           =====     =====     =====      =====      =====
Total Return /(b)/ ...     19.82%    36.82%   (27.33)%     2.55%    (11.73)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $85,115   $65,285   $32,201    $36,493    $30,006
 Ratio of Expenses to
  Average Net Assets..      0.86%     0.95%     0.97%      1.00%      0.90%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...      0.86%     0.95%     0.97%        --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.03%     0.09%     0.12%     (0.06)%     0.28%
 Portfolio Turnover
  Rate................     188.7%    162.9%    215.5%     154.5%     135.4%



/(a) /Effective March 1, 2004, Real Estate Account changed its name to Real
  Estate Securities Account.
/(b) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(c) /Expense ratio without fees paid indirectly.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2004       2003       2002       2001       2000
                            ----       ----       ----       ----       ----
SMALLCAP GROWTH ACCOUNT
-----------------------
Net Asset Value,
 Beginning of Period..     $8.36      $5.74     $10.60     $15.59     $19.56
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     (0.06)     (0.04)     (0.05)     (0.10)     (0.08)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.00       2.66      (4.81)     (4.89)     (2.67)
                            ----       ----      -----      -----      -----
 Total From Investment
            Operations      0.94       2.62      (4.86)     (4.99)     (2.75)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......        --         --         --         --      (1.22)
  ------                                                               -----
   Total Dividends and
         Distributions        --         --         --         --      (1.22)
  ------                                                               -----
Net Asset Value, End
 of Period............     $9.30      $8.36      $5.74     $10.60     $15.59
                           =====      =====      =====     ======     ======
Total Return /(a)/ ...     11.24%     45.64%    (45.85)%   (32.01)%   (13.91)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $63,453    $55,628    $32,754    $55,966    $68,421
 Ratio of Expenses to
  Average Net Assets..      0.99%      0.99%      0.95%      1.05%      1.02%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      1.01%      1.02%      1.06%        --       1.02%
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.70)%    (0.64)%    (0.68)%    (0.92)%    (0.49)%
 Portfolio Turnover
  Rate................      43.3%      54.1%     287.9%     152.2%      90.8%

                            2004       2003       2002       2001       2000
                            ----       ----       ----       ----       ----
SMALLCAP VALUE ACCOUNT
----------------------
Net Asset Value,
 Beginning of Period..    $15.04     $10.30     $11.37     $11.26     $10.06
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.03       0.06       0.06       0.09       0.13
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      3.37       5.14      (1.07)      0.60       2.17
                            ----       ----      -----       ----       ----
 Total From Investment
            Operations      3.40       5.20      (1.01)      0.69       2.30
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.03)     (0.05)     (0.06)     (0.09)     (0.12)
 Distributions from
  Realized Gains......     (1.58)     (0.41)        --      (0.49)     (0.98)
  ----                     -----      -----                 -----      -----
   Total Dividends and
         Distributions     (1.61)     (0.46)     (0.06)     (0.58)     (1.10)
                           -----      -----      -----      -----      -----
Net Asset Value, End
 of Period............    $16.83     $15.04     $10.30     $11.37     $11.26
                          ======     ======     ======     ======     ======
Total Return /(a)/ ...     23.08%     50.61%     (8.86)%     6.25%     23.87%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $107,206    $82,135    $44,217    $30,888    $17,358
 Ratio of Expenses to
  Average Net Assets..      1.12%      1.16%      1.28%      1.24%      1.16%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      1.13%      1.18%      1.29%        --       1.34%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.21%      0.50%      0.68%      0.95%      1.31%
 Portfolio Turnover
  Rate................      38.0%      54.0%      77.4%      67.8%     133.0%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit. The expense limit ceased on January 1, 2001.


                                      128





ADDITIONAL INFORMATION


Additional information about the Fund's (including the Fund's policy regarding the disclosure of portfolio securities) is available in the Statement of Additional Information dated April 29, 2005 and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information and the Fund's annual and semi-annual reports can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. In addition, the Fund's make its SAI and annual and semi-annual reports, free of charge, on http://www.principal.com. To request other information about the Account and to make shareholder inquiries, telephone 1-800-247-4123.


Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


The U.S. government does not insure or guarantee an investment in any of the Accounts. There can be no assurance that the Money Market Account will be able to maintain a stable share price of $1.00 per share.


Shares of the Accounts are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Accounts federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

           Principal Variable Contracts Fund, Inc. SEC File 811-01944

                       SUPPLEMENT DATED NOVEMBER 26, 2005
           TO THE PRINCIPAL VARIABLE CONTRACTS FUND, INC. PROSPECTUS
                              DATED APRIL 29, 2005

PRINCIPAL LIFETIME 2010 ACCOUNT
The Account seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES
To pursue its goal, the Account invests in shares of other Principal Variable Contracts Fund Accounts (the "underlying funds"). The underlying funds are intended to give the Account broad exposure to the domestic and foreign equity and fixed-income markets.

Over time, shifts in the allocations to the underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the underlying fund allocations may also occur when market forces change allocations in ways the Sub-Advisor, Principal, considers likely to help the Account achieve its investment objective.


In deciding how to allocate the Account's assets among the underlying funds at any time, Principal considers long-term asset class returns and volatility assumptions. There are no minimum or maximum percentages in which the Account must invest in any underlying fund. Because the Account invests primarily in underlying funds that are intended to generate current income (see table below), the Account is more subject to the risks associated with an investment in fixed-income securities than to those associated with an investment in equity securities. At any time, Principal may add or substitute underlying funds in which the Account invests.


Principal intends to gradually shift the Account's allocation among the underlying funds so that within five to ten years after the year 2010, the Account's underlying fund allocation matches the underlying fund allocation of the Principal LifeTime Strategic Income Account. At that time, the Account may be combined with the Principal LifeTime Strategic Income Account if the Board of Directors determines that the combination is in the best interests of the Accounts' shareholders.


MAIN RISKS
The net asset value of the Account's shares is affected by changes in the value of the securities it owns. The Account's investments are concentrated in the underlying funds and, as a result, the Account's performance is directly related to their performance. The Account's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Account is subject to the particular risks of the underlying funds in the proportions in which the Account invests in them.

The Account's broad diversification is designed to cushion severe losses in any one investment sector and moderate the Account's overall price swings. However, the Account's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



INTEREST RATE CHANGES . The value of fixed-income securities held by an underlying fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an underlying fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.

HIGH YIELD SECURITIES . Fixed-income securities in which an underlying fund may invest that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies (please see "High Yield Securities" in the section of the Prospectus entitled "Certain Investment Strategies and Related Risks").



U.S. GOVERNMENT SPONSORED SECURITIES . An underlying fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.



STOCK MARKET VOLATILITY . The prices of equity securities held by an underlying fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



FOREIGN INVESTING . The underlying funds may invest in foreign securities. Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



SMALL AND MEDIUM CAPITALIZATIONS . The underlying funds may invest in small and medium capitalization companies. Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



HEDGING STRATEGIES . The underlying funds may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The underlying funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the underlying funds and, therefore, the Account. However, the Account's performance could be worse than if the underlying funds had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; use of them by the underlying funds could lower Account total return; and the potential loss from the use of futures can exceed an underlying fund's initial investment in such contracts.



INITIAL PUBLIC OFFERINGS ("IPOS") . An underlying fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors expecting to retire around the year 2010 or fund a cashflow need in the year 2010.

UNDERLYING FUND ALLOCATION
As of December 31, 2004, the Account's assets were allocated among the underlying funds as follows:

      Bond                         29.2%    LargeCap Stock Index        10.6%
      Capital Value                 3.1     LargeCap Value               5.7
      Diversified International     6.9     Money Market                 8.7
      Equity Income                 8.3     Real Estate Securities      14.2
      LargeCap Growth Equity        8.6     SmallCap                     4.7



Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.66%. The combined total expenses for the Account may be higher or lower depending on the allocation of its assets among the underlying funds.


As the inception date of the Account is August 30, 2004, limited historical performance data is available.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004/

                            PAST 1 YEAR     PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 PRINCIPAL LIFETIME
 2010 ACCOUNT..........       N/A              N/A              N/A            9.31
 S&P 500 Index ........        10.87            -2.30         12.07
 Lehman Brothers
 Aggregate Bond Index .         4.34             7.71          7.72
 Morningstar
 Conservative
 Allocation Category
 Average ..............         5.71             3.80          7.87
  Index performance does not reflect
  deductions for fees, expenses or taxes.
 * The Account's SEC effective date was August 30, 2004.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.....................         0.12
 Other Expenses......................         9.90
                                              ----
     TOTAL ACCOUNT OPERATING EXPENSES        10.02
 Fee Reduction and/or Expense
 Reimbursement.......................         9.86
                                              ----
                         NET EXPENSES         0.16
  The Manager has contractually agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 0.16% through April 30, 2007. The Manager may choose not to continue this arrangement after April 30, 2007.
  As a shareholder in the underlying funds, the Account indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of December 31, 2004, the operating expenses of the underlying funds ranged from 0.37% to 1.05%. The
  Account's investment return is net of the underlying funds' operating expenses.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If the operating expenses of the underlying funds, separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                           NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------------------------------------------
                                                                                   1     3       5      10
 PRINCIPAL LIFETIME 2010 ACCOUNT                                                $16   $772  $2,828  $7,131

PRINCIPAL LIFETIME 2020 ACCOUNT
The Account seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES

To pursue its goal, the Account invests in shares of other Principal Variable Contracts Fund Accounts (the "underlying funds"). The underlying funds are intended to give the Account broad exposure to the domestic and foreign equity and fixed-income markets.

 Over time, shifts in the allocations to the underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the underlying fund allocations may also occur when market forces change allocations in ways the Sub-Advisor, Principal, considers likely to help the Account achieve its investment objective.


In deciding how to allocate the Account's assets among the underlying funds at any time, Principal considers long-term asset class returns and volatility assumptions. There are no minimum or maximum percentages in which the Account must invest in any underlying fund. Because the Account invests primarily in underlying funds that invest in equity securities (see table below), the Account is more subject to the risks associated with an investment in equity securities than to those associated with an investment in fixed income securities. At any time, Principal may add or substitute underlying funds in which the Account invests.


Principal intends to gradually shift the Account's allocation among the underlying funds so that within five to ten years after 2020, the Account's underlying fund allocation matches the underlying fund allocation of the Principal LifeTime Strategic Income Account. At that time, the Account may be combined with the Principal LifeTime Strategic Income Account if the Board of Directors determines that the combination is in the best interests of the Accounts' shareholders.

MAIN RISKS
The net asset value of the Account's shares is affected by changes in the value of the securities it owns. The Account's investments are concentrated in the underlying funds and, as a result, the Account's performance is directly related to their performance. The Account's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Account is subject to the particular risks of the underlying funds in the proportions in which the Account invests in them. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The prices of equity securities held by an underlying fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . The underlying funds may invest in small and medium capitalization companies. Companies with small or medium capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



SECTOR RISK . The underlying funds may group companies with similar characteristics into broad categories called sectors. Therefore, the Account is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As the Sub-Advisor allocates more of the Account's portfolio holdings to an underlying fund that allocates more of its portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.

FOREIGN INVESTING . The underlying funds may invest in foreign securities. Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . The underlying funds may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The underlying funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the underlying funds and, therefore, the Account. However, the Account's performance could be worse than if the underlying funds had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; use of them by the underlying funds could lower Account total return; and the potential loss from the use of futures can exceed an underlying fund's initial investment in such contracts.



INITIAL PUBLIC OFFERINGS ("IPOS") . An underlying fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.



INTEREST RATE CHANGES . The value of fixed-income securities held by an underlying fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an underlying fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies (please see "High Yield Securities" in the section of the Prospectus entitled "Certain Investment Strategies and Related Risks").



U.S. GOVERNMENT SPONSORED SECURITIES . An underlying fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors expecting to retire around the year 2020 or fund a cashflow need in the year 2020.

UNDERLYING FUND ALLOCATION
As of December 31, 2004, the Account's assets were allocated among the underlying funds as follows:

      Bond                         25.3%    LargeCap Value               8.3%
      Capital Value                 4.5     Real Estate Securities      10.0
      Diversified International    10.1     SmallCap                     2.5
      Equity Income                 7.4     SmallCap Growth              1.5
      LargeCap Growth Equity       12.3     SmallCap Value               1.6
      LargeCap Stock Index         16.5

Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.69%. The combined total expenses for the Account may be higher or lower depending on the allocation of its assets among the underlying funds.


As the inception date of the Account is August 30, 2004, limited historical performance data is available.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004.

                             PAST 1 YEAR      PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 PRINCIPAL LIFETIME
 2020 ACCOUNT..........        N/A               N/A              N/A           10.62
 S&P 500 Index ........         10.87             -2.30         12.07
 Lehman Brothers
 Aggregate Bond Index .          4.34              7.71          7.72
 Morningstar Moderate
 Allocation Category
 Average ..............          8.62              2.17          9.24
  Index performance does not reflect
  deductions for fees, expenses or taxes.
 * The Account's SEC effective date was August 30, 2004.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees..................         0.12
 Other Expenses...................         8.60
                                           ----
  TOTAL ACCOUNT OPERATING EXPENSES         8.72
 Fee Reduction and/or Expense
 Reimbursement....................         8.59
                                           ----
                      NET EXPENSES         0.13
  The Manager has contractually agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 0.13% through April 30, 2007. The Manager may choose not to continue this arrangement after April 30, 2007.
  As a shareholder in the underlying funds, the Account indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of December 31, 2004, the operating expenses of the underlying funds ranged from 0.37% to 1.13%. The
  Account's investment return is net of the underlying funds' operating expenses.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If the operating expenses of the underlying funds, separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                           NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------------------------------------------
                                                                                   1     3       5      10
 PRINCIPAL LIFETIME 2020 ACCOUNT                                                $13   $673  $2,504  $6,517

PRINCIPAL LIFETIME 2030 ACCOUNT
The Account seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES

To pursue its goal, the Account invests in shares of other Principal Variable Contracts Fund Accounts (the "underlying funds"). The underlying funds are intended to give the Account broad exposure to the domestic and foreign equity and fixed-income markets.

Over time, shifts in the allocations to the underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the underlying fund allocations may also occur when market forces change allocations in ways the Sub-Advisor, Principal, considers likely to help the Account achieve its investment objective.


In deciding how to allocate the Account's assets among the underlying funds at any time, Principal considers long-term asset class returns and volatility assumptions. There are no minimum or maximum percentages in which the Account must invest in any underlying fund. Because the Account invests primarily in underlying funds that invest in equity securities (see table below), the Account is more subject to the risks associated with an investment in equity securities than to those associated with an investment in fixed income securities. At any time, Principal may add or substitute underlying funds in which the Account invests.


Principal intends to gradually shift the Account's allocation among the underlying funds so that within five to ten years after the year 2030, the Account's underlying fund allocation matches the underlying fund allocation of the Principal LifeTime Strategic Income Account. At that time, the Account may be combined with the Principal LifeTime Strategic Income Account if the Board of Directors determines that the combination is in the best interests of the Accounts' shareholders.

MAIN RISKS
The net asset value of the Account's shares is affected by changes in the value of the securities it owns. The Account's investments are concentrated in the underlying funds and, as a result, the Account's performance is directly related to their performance. The Account's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Account is subject to the particular risks of the underlying funds in the proportions in which the Account invests in them. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The prices of equity securities held by an underlying fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . The underlying funds may invest in small and medium capitalization companies. Companies with small or medium capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



SECTOR RISK . The underlying funds may group companies with similar characteristics into broad categories called sectors. Therefore, the Account is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As the Sub-Advisor allocates more of the Account's portfolio holdings to an underlying fund that allocates more of its portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.

FOREIGN INVESTING . An underlying fund may invest in foreign securities. Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . The underlying funds may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The underlying funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the underlying funds and, therefore, the Account. However, the Account's performance could be worse than if the underlying funds had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; use of them by the underlying funds could lower Account total return; and the potential loss from the use of futures can exceed an underlying fund's initial investment in such contracts.



INITIAL PUBLIC OFFERINGS ("IPOS") . An underlying fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.



INTEREST RATE CHANGES . The value of fixed-income securities held by an underlying fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an underlying fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities in which an underlying fund may invest that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies (please see "High Yield Securities" in the section of the Prospectus entitled "Certain Investment Strategies and Related Risks").



U.S. GOVERNMENT SPONSORED SECURITIES . An underlying fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors expecting to retire around the year 2030 or fund a cashflow need in the year 2030.

UNDERLYING FUND ALLOCATION
As of December 31, 2004, the Account's assets were allocated among the underlying funds as follows:

      Bond                         20.1%    LargeCap Value              9.6%
      Capital Value                 5.1     Real Estate Securities      8.0
      Diversified International    11.4     SmallCap                    3.1
      Equity Income                 5.2     SmallCap Growth             1.9
      LargeCap Growth Equity       14.3     SmallCap Value              1.9
      LargeCap Stock Index         19.4

Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.70%. The combined total expenses for the Account may be higher or lower depending on the allocation of its assets among the underlying funds.


As the inception date of the Account is August 30, 2004, limited historical performance data is available.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004.

                             PAST 1 YEAR      PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 PRINCIPAL LIFETIME
 2030 ACCOUNT..........        N/A               N/A              N/A           10.60
 S&P 500 Index ........         10.87             -2.30         12.07
 Lehman Brothers
 Aggregate Bond Index .          4.34              7.71          7.72
 Morningstar Moderate
 Allocation Category
 Average ..............          8.62              2.17          9.24
  Index performance does not reflect
  deductions for fees, expenses or taxes.
 * The Account's SEC effective date was August 30, 2004.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees..................         0.12
 Other Expenses...................         2.02
                                           ----
  TOTAL ACCOUNT OPERATING EXPENSES         2.14
 Fee Reduction and/or Expense
 Reimbursement....................         1.98
                                           ----
                      NET EXPENSES         0.16
  The Manager has contractually agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 0.16% through April 30, 2007. The Manager may choose not to continue this arrangement after April 30, 2007.
  As a shareholder in the underlying funds, the Account indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of December 31, 2004, the operating expenses of the underlying funds ranged from 0.37% to 1.13%. The
  Account's investment return is net of the underlying funds' operating expenses.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If the operating expenses of the underlying funds, separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                          NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------------------------------
                                                                                   1     3     5      10
 PRINCIPAL LIFETIME 2030 ACCOUNT                                                $16   $200  $701  $2,084

PRINCIPAL LIFETIME 2040 ACCOUNT
The Account seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES

To pursue its goal, the Account invests in shares of other Principal Variable Contracts Fund Accounts (the "underlying funds"). The underlying funds are intended to give the Account broad exposure to the domestic and foreign equity and fixed-income markets.

 Over time, shifts in the allocations to the underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the underlying fund allocations may also occur when market forces change allocations in ways the Sub-Advisor, Principal, considers likely to help the Account achieve its investment objective.


In deciding how to allocate the Account's assets among the underlying funds at any time, Principal considers long-term asset class returns and volatility assumptions. There are no minimum or maximum percentages in which the Account must invest in any underlying fund. Because the Account invests primarily in underlying funds that invest in equity securities (see table below), the Account is more subject to the risks associated with an investment in equity securities than to those associated with an investment in fixed income securities. At any time, Principal may add or substitute underlying funds in which the Account invests.


Principal intends to gradually shift the Account's allocation among the underlying funds so that within five to ten years after the year 2040, the Account's underlying fund allocation matches the underlying fund allocation of the Principal LifeTime Strategic Income Account. At that time, the Account may be combined with the Principal LifeTime Strategic Income Account if the Board of Directors determines that the combination is in the best interests of the Accounts' shareholders.


MAIN RISKS
The net asset value of the Account's shares is affected by changes in the value of the securities it owns.
The Account's investments are concentrated in the underlying funds and, as a result, the Account's performance is directly related to their performance. The Account's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Account is subject to the particular risks of the underlying funds in the proportions in which the Account invests in them. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of an underlying fund's shares is affected by changes in the value of the securities it owns. The prices of equity securities held by the underlying fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . An underlying fund may invest in small and medium capitalization companies. Companies with small or medium capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



SECTOR RISK . The underlying funds may group companies with similar characteristics into broad categories called sectors. Therefore, the Account is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As the Sub-Advisor allocates more of the Account's portfolio holdings to an underlying fund that allocates more of its portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.

FOREIGN INVESTING . The underlying funds may invest in foreign securities. Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . The underlying funds may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The underlying funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the underlying funds and, therefore, the Account. However, the Account's performance could be worse than if the underlying funds had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; use of them by the underlying funds could lower Account total return; and the potential loss from the use of futures can exceed an underlying fund's initial investment in such contracts.



INITIAL PUBLIC OFFERINGS ("IPOS") . An underlying fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


FIXED-INCOME RISKS
.. Interest rate changes. The value of fixed-income securities held by an underlying fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.
.. Credit risk. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an underlying fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.
.. High yield securities. Fixed-income securities in which an underlying fund may invest that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies (please see "High Yield Securities" in the section of the Prospectus entitled "Certain
  Investment Strategies and Related Risks.")
.. U.S. Government Sponsored Securities. An underlying fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors expecting to retire around the year 2040 or fund a cashflow need in the year 2040.

UNDERLYING FUND ALLOCATION
As of December 31, 2004, the Account's assets were allocated among the underlying funds as follows:

      Bond                         12.5%    LargeCap Value              11.5%
      Capital Value                 6.0     Real Estate Securities       5.2
      Diversified International    13.0     SmallCap                     3.6
      Equity Income                 3.7     SmallCap Growth              2.5
      LargeCap Growth Equity       16.7     SmallCap Value               2.6
      LargeCap Stock Index         22.7

Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.72%. The combined total expenses for the Account may be higher or lower depending on the allocation of its assets among the underlying funds.


As the inception date of the Account is August 30, 2004, limited historical performance data is available.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004.

                             PAST 1 YEAR      PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 PRINCIPAL LIFETIME
 2040 ACCOUNT..........        N/A               N/A              N/A           11.78
 S&P 500 Index ........         10.87             -2.30         12.07
 Lehman Brothers
 Aggregate Bond Index .          4.34              7.71          7.72
 Morningstar Moderate
 Allocation Category
 Average ..............          8.62              2.17          9.24
  Index performance does not reflect
  deductions for fees, expenses or taxes.
 * The Account's SEC effective date was August 30, 2004.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees..................         0.12
 Other Expenses...................         1.35
                                           ----
  TOTAL ACCOUNT OPERATING EXPENSES         1.47
 Fee Reduction and/or Expense
 Reimbursement....................         1.34
                                           ----
                      NET EXPENSES         0.13
  The Manager has contractually agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 0.13% through April 30, 2007. The Manager may choose not to continue this arrangement after April 30, 2007.
  As a shareholder in the underlying funds, the Account indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of December 31, 2004, the operating expenses of the underlying funds ranged from 0.37% to 1.13%. The
  Account's investment return is net of the underlying funds' operating expenses.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If the operating expenses of the underlying funds, separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                          NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------------------------------
                                                                                   1     3     5      10
 PRINCIPAL LIFETIME 2040 ACCOUNT                                                $13   $143  $491  $1,475

PRINCIPAL LIFETIME 2050 ACCOUNT

The Account seeks a total return consisting of long-term growth of capital and current income.


MAIN STRATEGIES
To pursue its goal, the Account invests in shares of other Principal Variable Contracts Fund Accounts (the "underlying funds"). The underlying funds are intended to give the Account broad exposure to the domestic and foreign equity and fixed-income markets. At any time, the Sub-Advisor, Principal, may add or substitute underlying funds in which the Account invests.

Over time, shifts in the allocations to the underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the underlying fund allocations may also occur when market forces change allocations in ways the Sub-Advisor, Principal, considers likely to help the Account achieve its investment objective.


In deciding how to allocate the Account's assets among the underlying funds at any time, Principal considers long-term asset class returns and volatility assumptions. There are no minimum or maximum percentages in which the Account must invest in any underlying fund. Because the Account invests primarily in underlying funds that invest in equity securities (see table below), the Account is more subject to the risks associated with an investment in equity securities than to those associated with an investment in fixed income securities. At any time, Principal may add or substitute underlying funds in which the Account invests.


Principal intends to gradually shift the Account's allocation among the underlying funds so that within five to ten years after the year 2050, the Account's underlying fund allocation matches the underlying fund allocation of the Principal LifeTime Strategic Income Account. At that time, the Account may be combined with the Principal LifeTime Strategic Income Account if the Board of Directors determines that the combination is in the best interests of the Accounts' shareholders.


MAIN RISKS
The Account's investments are concentrated in the underlying funds and, as a result, the Account's performance is directly related to their performance. The Account's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Account is subject to the particular risks of the underlying funds in the proportions in which the Account invests in them. As with all mutual funds, as the values of the Accounts assets rise or fall, the Accounts share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of an underlying fund's shares is affected by changes in the value of the securities it owns. The prices of equity securities held by the underlying fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . The underlying funds may invest in small and medium capitalization companies. Companies with small or medium capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



SECTOR RISK . The underlying funds may group companies with similar characteristics into broad categories called sectors. Therefore, the Account is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As the Sub-Advisor allocates more of the Account's portfolio holdings to an underlying fund that allocates more of its portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.

FOREIGN INVESTING . The underlying funds may invest in foreign securities. Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . The underlying funds may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The underlying funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the underlying funds and, therefore, the Account. However, the Account's performance could be worse than if the underlying funds had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; use of them by the underlying funds could lower Account total return; and the potential loss from the use of futures can exceed an underlying fund's initial investment in such contracts.



INITIAL PUBLIC OFFERINGS ("IPOS") . The underlying fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


FIXED-INCOME RISKS
.. Interest rate changes. The value of fixed-income securities held by an underlying fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.
.. Credit risk. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an underlying fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.
.. High yield securities. Fixed-income securities in which an underlying fund may invest that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies (please see "High Yield Securities" in the section of the Prospectus entitled "Certain
  Investment Strategies and Related Risks").
.. U.S. Government Sponsored Securities. An underlying fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors expecting to retire around the year 2050 or fund a cashflow need in the year 2050.

UNDERLYING FUND ALLOCATION
As of December 31, 2004, the Account's assets were allocated among the underlying funds as follows:

      Bond                          6.8%    LargeCap Value              12.5%
      Capital Value                 6.8     Real Estate Securities       2.4
      Diversified International    15.6     SmallCap                     4.2
      Equity Income                 2.1     SmallCap Growth              3.2
      LargeCap Growth Equity       18.4     SmallCap Value               3.1
      LargeCap Stock Index         24.9

Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.74%. The combined total expenses for the Account may be higher or lower depending on the allocation of its assets among the underlying funds.


As the inception date of the Account is August 30, 2004, limited historical performance data is available.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004.

                               PAST 1 YEAR        PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 PRINCIPAL LIFETIME
 2050 ACCOUNT..........          N/A                 N/A              N/A           11.74
 S&P 500 Index ........           10.87               -2.30         12.07
 Lehman Brothers
 Aggregate Bond Index .            4.34                7.71          7.72
 Morningstar Large
 Blend Category Average            9.96               -1.77         10.42
  Index performance does not reflect deductions
  for fees, expenses or taxes.
 * The Account's SEC effective date was August 30, 2004.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees..................         0.12
 Other Expenses...................         1.37
                                           ----
  TOTAL ACCOUNT OPERATING EXPENSES         1.49
 Fee Reduction and/or Expense
 Reimbursement....................         1.37
                                           ----
                      NET EXPENSES         0.12
  The Manager has contractually agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 0.12% through April 30, 2007. The Manager may choose not to continue this arrangement after April 30, 2007.
  As a shareholder in the underlying funds, the Account indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of December 31, 2004, the operating expenses of the underlying funds ranged from 0.37% to 1.13%. The
  Account's investment return is net of the underlying funds' operating expenses.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If the operating expenses of the underlying funds, separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                          NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------------------------------
                                                                                   1     3     5      10
 PRINCIPAL LIFETIME 2050 ACCOUNT                                                $12   $142  $495  $1,491

PRINCIPAL LIFETIME STRATEGIC INCOME ACCOUNT
The Account seeks current income.

MAIN STRATEGIES
To pursue its goal, the Account invests in shares of other Principal Variable Contracts Fund Accounts (the "underlying funds"). Most of the Fund's assets are invested in underlying funds which are intended primarily to give the Fund broad exposure to income-producing markets through their investments in fixed-income securities, "hybrid" securities - such as real estate and preferred securities, which may produce current income as well as capital gains - and dividend-generating domestic and foreign stocks. The Fund may also invest in underlying funds which invest primarily in growth equity securities.

In deciding how to allocate the Account's assets among the underlying funds at any time, Principal considers long-term asset class returns and volatility assumptions. There are no minimum or maximum percentages in which the Fund must invest in any underlying fund. Because the Account invests primarily in underlying funds that are intended to generate current income (see table below), the Account is subject to the risk of interest rate changes and credit risks associated with fixed-income securities. At any time, Principal may add or substitute underlying funds in which the Fund invests.


MAIN RISKS
The Account's investments are concentrated in the underlying funds and, as a result, the Account's performance is directly related to their performance. The Account's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Account is subject to the particular risks of the underlying funds in the proportions in which the Account invests in them. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



INTEREST RATE CHANGES . The value of fixed-income securities held by an underlying fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an underlying fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities in which an underlying fund may invest that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies (please see "High Yield Securities" in the section of the Prospectus entitled "Certain Investment Strategies and Related Risks").



U.S. GOVERNMENT SPONSORED SECURITIES . An underlying fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.

EQUITY SECURITY RISKS
.. Stock market volatility. The net asset value of the underlying fund shares is affected by change in the value of the securities it owns. The net asset value of the underlying fund shares is effected by changes in the value of the securities it owns. The prices of equity securities held by an underlying fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.

.. Foreign investing. The underlying funds may invest in foreign securities.
  Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries may negatively impact the portfolios of underlying funds. An underlying fund may make investments in instruments denominated in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.
.. Small and Medium Capitalizations. The underlying funds may invest in small and medium capitalization companies. Companies with small capitalizations are often companies with a limited operation history. Smaller capitalization companies securities may be more volatile in price than larger company securities, especially over the short-term.
.. Hedging strategies. Use of forward foreign currency exchange contracts, currency or index futures or other derivatives involves risks.
.. Initial Public Offerings ("IPOs"). An underlying fund's purchase of shares issued in IPOs exposes an underlying fund to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors in retirement.

UNDERLYING FUND ALLOCATION
As of December 31, 2004, the Account's assets were allocated among the underlying funds as follows:

      Bond                         34.1%    LargeCap Stock Index         5.4%
      Capital Value                 1.6     LargeCap Value               2.9
      Diversified International     3.8     Money Market                18.9
      Equity Income                 7.9     Real Estate Securities      19.1
      LargeCap Growth Equity        4.2     SmallCap                     2.1



Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.62%. The combined total expenses for the Account may be higher or lower depending on the allocation of its assets among the underlying funds.


As the inception date of the Account is August 30, 2004, limited historical performance data is available.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004.

                            PAST 1 YEAR     PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 PRINCIPAL LIFETIME
 STRATEGIC INCOME
 ACCOUNT ..............
                              N/A              N/A              N/A            7.66
 S&P 500 Index ........        10.87            -2.30         12.07
 Lehman Brothers
 Aggregate Bond Index .         4.34             7.71          7.72
 Morningstar
 Conservative
 Allocation Category
 Average ..............         5.71             3.80          7.87
  Index performance does not reflect
  deductions for fees, expenses or taxes.
 * The Account's SEC effective date was August 30, 2004.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.....................         0.12
 Other Expenses......................         9.97
                                              ----
     TOTAL ACCOUNT OPERATING EXPENSES        10.09
 Fee Reduction and/or Expense
 Reimbursement.......................         9.95
                                              ----
                         NET EXPENSES         0.14
  The Manager has contractually agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 0.14% through April 30, 2007. The Manager may choose not to continue this arrangement after April 30, 2007.
  As a shareholder in the underlying funds, the Account indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of December 31, 2004, the operating expenses of the underlying funds ranged from 0.37% to 1.05%. The
  Account's investment return is net of the underlying funds' operating expenses.

 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If the operating expenses of the underlying funds, separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                         NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------
                                                                                 1     3       5      10
 PRINCIPAL LIFETIME STRATEGIC INCOME ACCOUNT                                  $14   $772  $2,841  $7,160


CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


Specific information relating to the Principal LifeTime Accounts follows:


LIFETIME ACCOUNTS
The performance and risks of each LifeTime Account directly correspond to the performance and risks of the underlying funds in which the Account invests. By investing in many underlying funds, the LifeTime Accounts have partial exposure to the risks of many different areas of the market. The more a LifeTime Account allocates to underlying funds that invest primarily in equity securities, the greater the expected risk.

For LifeTime Accounts that are farthest from their stated estimated retirement dates, allocations to underlying funds that invest primarily in equity securities are relatively high so that investors may benefit from their long-term growth potential, while allocations to underlying funds that invest primarily in fixed-income securities are relatively low. This approach is designed to help investors accumulate the assets needed during their retirement years. Principal intends to gradually shift each LifeTime Account's (except the Lifetime Strategic Income Account) allocation among the underlying funds so that within five to ten years after the stated estimated retirement date, the Account's underlying fund allocation matches the underlying fund allocation of the Principal LifeTime Strategic Income Account.


If you are considering investing in a LifeTime Account, you should take into account your estimated retirement date and risk tolerance. In general, each LifeTime Account is managed with the assumption that the investor will invest in a LifeTime Account whose stated estimated retirement date is closest to the date the shareholder estimates retiring. Choosing an Account targeting an earlier date represents a more conservative choice; targeting an Account with a later date represents a more aggressive choice. It is important to note that the termination date of the Account you select should not necessarily represent the specific year you intend to start drawing retirement assets. It should be a guide only. Generally, the potential for higher returns over time is accompanied by the higher risk of a decline in the value of your principal. Investors should realize that the LifeTime Accounts are not a complete solution to their retirement needs. Investors must weigh many factors when considering when to retire, what their retirement needs will be, and what sources of income they may have.


Each LifeTime Account indirectly bears its pro-rata share of the expenses of the underlying funds in which it invests, as well as incurring expenses directly. Therefore, investing in a LifeTime Account maybe more costly than investing directly in shares of the underlying funds.


THE SUB-ADVISOR
The Manager, Principal Management Corporation, has signed a sub-advisory agreement with Principal Global Investors, LLC ("Principal"). Under the Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for each of the Principal LIfeTime Accounts. For these services, the Sub-Advisor is paid a fee by the Manager.

Principal is an indirect wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. As of December 31, 2004, Principal, together with its affiliated asset management companies, had approximately $137.8 billion in assets under management. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.

The day-to-day portfolio management for each of the Principal LifeTime Accounts is performed by Dirk Laschanzky, CFA. The Statement of Additional Information provides further information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and his ownership of shares of the Accounts.


As a portfolio manager at Principal, Mr. Laschanzky is responsible for asset allocation and provides advice to clients concerning their portfolios across all asset classes. Prior to joining Principal in 1997, Mr. Laschanzky was a portfolio manager and analyst for over seven years at AMR Investment Services where he managed short-term money market funds and was responsible for American Airlines' pension plan investment management. He also served as a financial analyst for American Airlines. Mr. Laschanzky received an MBA and BA, both in Finance, from the University of Iowa and has earned the right to use the Chartered Financial Analyst designation.


FEES PAID TO THE MANAGER
The Manager is paid a fee by each Account for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 2004 was 0.12% for each of the Principal LifeTime Accounts.

FEES PAID TO THE SUB-ADVISOR
The Sub-Advisor fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 2004 was:

      Principal LifeTime              Principal LifeTime 2040
      2010                    0.00%                                     0.03%
      Principal LifeTime              Principal LifeTime 2050
      2020                    0.00%                                     0.04%
      Principal LifeTime              Principal LifeTime Strategic
      2030                    0.02%   Income                            0.00%



LIMITED TERM BOND ACCOUNT
Effective November 21, 2005, all references to the "Limited Term Bond Account" are replaced with "Short-Term Bond Account." This reflects a change to the name of the Account which was approved by the Board of Directors.

LARGECAP STOCK INDEX ACCOUNT
Effective September 26, 2005, Mariateresa Monaco has joined the individual currently responsible for the day-to-day management of the LargeCap Stock Index Account


The portfolio managers for these funds operate as a team, sharing equal authority and responsibility for research and the day-to-day management of the portfolios.



MARIATERESA MONACO . Ms. Monaco is an associate portfolio manager at Principal. Joining Principal in 2005, she works with the asset allocation and indexed funds. Most recently, she was a quantitative equity analyst at Fidelity Management in Boston. During her 10-year career with Fidelity, she co-managed a family of institutional equity funds with $2 billion in assets. Ms. Monaco earned an MBA from the Sloan School of Management at the Massachusetts Institute of Technology and a Master's degree in Electrical Engineering from Northeastern University. She also earned a Master's degree in Electrical Engineering from Politecnico di Torino, Italy, and a diploma in Piano from the Conservatorio di Torino, Italy.

SMALLCAP VALUE ACCOUNT
Effective September 1, 2005, Mellon Equity Associates, LLP ("Mellon Equity") became an additional sub-advisor to the Account.

The description of the SmallCap Value Account is hereby replaced with the following:

SMALLCAP VALUE ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
The Account invests primarily in a diversified group of equity securities of small U.S. companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000/(R)/ Value Index (as of September 30, 2005, this range was between approximately $2 million and $3.7 billion)) at the time of purchase. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of such companies. Emphasis is given to those companies that exhibit value characteristics. Value securities generally have above average dividend yield and below average price to earnings (P/E) ratios. Up to 25% of the Account's assets may be invested in foreign securities.

The Sub-Advisor, Morgan, uses quantitative and fundamental research, systematic stock valuation and a disciplined portfolio construction process. It seeks to enhance returns and reduce the volatility in the value of the Account relative to that of the U.S. small company value universe, represented by the Russell 2000/(R)/ Value Index. Morgan continuously screens the small company universe to identify for further analysis those companies that exhibit favorable factor rankings. Such factors include Morgan's dividend discount model rankings, price-to-cashflow, earnings revisions, as well as positive price momentum. Morgan ranks these companies within economic sectors according to their relative attractiveness. Morgan then selects for purchase the companies it feels to be most attractive within each economic sector.


Under normal market conditions, the portion of the Account sub-advised by Morgan will have sector weightings comparable to that of the U.S. small company value universe though it may under or over-weight selected economic sectors. In addition, as a company moves out of the market capitalization range of the small company universe, it generally becomes a candidate for sale.


Morgan may also purchase securities issued as part of, or during a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition.


In selecting investments for the Account, the Sub-Advisor, Mellon Equity, uses a disciplined investment process that combines fundamental analysis and risk management with a multi-factor model that searches for undervalued stocks. A common definition of an undervalued stock is one selling at a low price relative to its profits and prospective earnings growth. The stock evaluation process uses several different characteristics, including changes in earnings estimates and change in price-to-earnings ratios, in an attempt to identify value among individual stocks.


Rather than using broad economic or market trends, Mellon Equity selects stocks on a company by company basis. To ensure ample diversification, the portion of the Account's assets managed by Mellon Equity are allocated among industries and economic sectors in similar proportions to those of the Index. The portfolio is generally kept broadly diversified in an attempt to capture opportunities that may be realized quickly during periods of above-average market volatility. By maintaining such a diversified stance, stock selection drives performance.


Since the Account has a long-term investment perspective, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading.

MAIN RISKS
The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. If the investor sells Account shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth and willing to accept volatile fluctuations in the value of their investment. The Account is not designed for investors seeking income or conservation of capital.

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.



                                 ACCOUNTS OF THE FUND
                                 --------------------
          BOND ACCOUNT                         LARGECAP VALUE ACCOUNT
          CAPITAL VALUE ACCOUNT                LIMITED TERM BOND ACCOUNT
          DIVERSIFIED INTERNATIONAL ACCOUNT    MIDCAP ACCOUNT
           (previously International Account)  MIDCAP GROWTH ACCOUNT
          EQUITY GROWTH ACCOUNT                MIDCAP VALUE ACCOUNT
          GOVERNMENT SECURITIES ACCOUNT        MONEY MARKET ACCOUNT
          GROWTH ACCOUNT                       REAL ESTATE SECURITIES ACCOUNT
          INTERNATIONAL SMALLCAP ACCOUNT       SMALLCAP ACCOUNT
          LARGECAP BLEND ACCOUNT               SMALLCAP GROWTH ACCOUNT
          LARGECAP GROWTH EQUITY ACCOUNT       SMALLCAP VALUE ACCOUNT





This Prospectus describes a mutual fund organized by Principal Life Insurance Company/(R)/ ("Principal Life"). The Fund provides a choice of investment objectives through the Accounts listed above.





                 The date of this Prospectus is April 29, 2005.

This is a blank page

                               TABLE OF CONTENTS


ACCOUNT DESCRIPTIONS....................................................4
  Bond Account..........................................................6

  Capital Value Account.................................................9

  Diversified International Account.....................................11

  Equity Growth Account.................................................14

  Government Securities Account.........................................17

  Growth Account........................................................19

  International SmallCap Account........................................21

  LargeCap Blend Account................................................23

  LargeCap Growth Equity Account ........................................26

  LargeCap Value Account................................................28

  Limited Term Bond Account .............................................30

  MidCap Account........................................................33

  MidCap Growth Account.................................................36

  MidCap Value Account..................................................39

  Money Market Account..................................................41

  Real Estate Securities Account........................................44

  SmallCap Account......................................................47

  SmallCap Growth Account...............................................49

  SmallCap Value Account................................................52


CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS.........................55

PRICING OF ACCOUNT SHARES...............................................60

DIVIDENDS AND DISTRIBUTIONS.............................................60

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE..........................61
  The Manager...........................................................61

  The Sub-Advisors......................................................62

  Duties of the Manager and Sub-Advisors................................69

  Fees Paid to the Manager..............................................70


GENERAL INFORMATION ABOUT AN ACCOUNT....................................71
  Frequent Trading and Market-Timing (Abusive Trading Practices)........72

  Eligible Purchasers...................................................72

  Shareholder Rights....................................................72

  Non-Cumulative Voting.................................................73

  Purchase of Account Shares............................................73

  Sale of Account Shares................................................73

  Restricted Transfers..................................................73

  Financial Statements..................................................73


FINANCIAL HIGHLIGHTS....................................................73

ADDITIONAL INFORMATION..................................................84

ACCOUNT DESCRIPTIONS


The Principal Variable Contracts Fund (the "Fund") is made up of Accounts. Each Account has its own investment objective. Principal Management Corporation*, the "Manager" of the Fund, has selected a Sub-Advisor for certain Accounts based on the Sub-Advisor's experience with the investment strategy for which it was selected. The Manager seeks to provide a wide range of investment approaches through the Fund.


The Sub-Advisors are:
.. AllianceBernstein Investment Research and Management ("Bernstein")
.. Columbus Circle Investors ("CCI")
.. Emerald Advisors, Inc. ("Emerald")
.. Grantham, Mayo, Van Otterloo & Co. LLC ("GMO")
.. J.P. Morgan Investment Management Inc. ("Morgan")
.. Mellon Equity Associates, LLP ("Mellon Equity")
.. Neuberger Berman Management Inc. ("Neuberger Berman")
.. Principal Global Investors, LLC ("Principal")*
.. T. Rowe Price Associates, Inc. ("T. Rowe Price")
.. UBS Global Asset Management (Americas) Inc. ("UBS Global AM")
  * CCI, Principal, Principal Management Corporation, Princor Financial Services Corporation ("Princor") and Principal Life are members of the Principal Financial Group/(R)/.


In the description for each Account, there is important information about the
Account's:


MAIN STRATEGIES AND RISKS
These sections summarize how each Account intends to achieve its investment objective. The Account's primary investment strategy (including the type or types of securities in which the Account invests) is discussed. In addition, there is a discussion of any policy of the Account to concentrate in securities of issuers in a particular industry or group of industries.

A description of the main risks is included with the discussion of each Account. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


Each Account is designed to be a portion of an investor's portfolio. None of the Accounts is intended to be a complete investment program. You should consider the risks of each Account before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS
A bar chart and a table are included with each Account that has annual returns for a full calendar year. They show the Account's annual returns and its long-term performance. The chart shows how the Account's performance has varied from year-to-year. The table compares the Account's performance over time to that of:
.. a broad-based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

An Account's past performance is not necessarily an indication of how the Account will perform in the future.


Call the Principal Variable Contracts Fund at 1-800-247-4123 to get the current 7-day yield for the Money Market
Account.

FEES AND EXPENSES
The annual operating expenses for each Account are deducted from that Account's assets (stated as a percentage of Account assets) and are shown as of the end of the most recent fiscal year. An Account's operating expenses are shown with each Account. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing." The fees and expenses shown do not include the effect of any separate account expenses or other contract level expenses. If such charges were included, overall expenses would be higher and would lower performance.

The examples are intended to help you compare the cost of investing in a particular Account with the cost of investing in other mutual funds. The examples assume you invest $10,000 in an Account for the time periods indicated. The examples also assume that your investment has a 5% total return each year and that the Account's operating expenses are the same as the expenses shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown.


NOTES:

.. No salesperson, dealer or other person is authorized to give information or make representations about an Account other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Variable Contracts Fund, an Account, the Manager or any Sub-Advisor.
.. Investments in these Accounts are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

BOND ACCOUNT
The Account seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

MAIN STRATEGIES
Under normal circumstances, the Account invests at least 80% of its assets in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"). The Account considers the term "bond" to mean any debt security. Under normal circumstances, the Account invests in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;
.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody's or, if not rated, in the opinion of the Manager of comparable quality; and
.. securities issued or guaranteed by the governments of Canada (provincial or federal government) or the United Kingdom payable in U.S. dollars.

The rest of the Account's assets may be invested in:
.. preferred and common stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
.. securities rated less than the four highest grades of S&P or Moody's (i.e.
  less than investment grade (commonly known as "junk bonds")) but not lower than CCC- (S&P) or Caa (Moody's).
Under unusual market or economic conditions, the Account may invest up to 100% of its assets in cash and cash equivalents.

The Account may actively trade securities in an attempt to achieve its investment objective.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


MUNICIPAL SECURITIES . Principal and interest payments of municipal securities may not be guaranteed by the issuing body and may be payable only from monies derived from a particular source. If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and may be temporarily affected by large purchases and sales, including those of the Account. General conditions in the financial markets and the size of a particular offering may also negatively affect the returns of a municipal security.



MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Account.



U.S. GOVERNMENT SPONSORED SECURITIES . The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


PORTFOLIO DURATION. . The average portfolio duration of the Account normally varies within a three- to six-year time frame based on the Manager's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Account is three years, a change of 1% in the market's yield results in a change of approximately 3% in the value of the Account's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration .

INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.

CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.

HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS).

ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs and may have an adverse impact on the Account's performance.The portfolio turnover rate for the Account for the twelve month period ended December 31, 2004 was 143.6%.

As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"   22.17
"1996"    2.36
"1997"   10.60
"1998"    7.69
"1999"   -2.59
"2000"    8.17
"2001"    8.12
"2002"    9.26
"2003"    4.59
"2004"    4.98               The Account's highest/lowest quarterly returns
                             during this time period were:
                               HIGHEST Q2 '95   8.25%
                               LOWEST  Q1 '96  -3.24%

The year-to-date return as of March 31, 2005 is -0.48%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 BOND ACCOUNT .........
                            4.98          7.01          7.37              8.00
 Lehman Brothers
 Aggregate Bond Index .     4.34          7.71          7.72
 Morningstar
 Intermediate-Term Bond
 Category Average......     3.81          6.83          6.92
 * The Account's SEC effective date was December 18, 1987.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.46
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.47


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------
                                            1     3     5    10
 BOND ACCOUNT                            $48   $151  $263  $591

CAPITAL VALUE ACCOUNT
The Account seeks to provide long-term capital appreciation and secondarily growth of investment income.

MAIN STRATEGIES
The Account invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index (as of March 31, 2005 this range was between approximately $511 million and $389.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 20% of Account assets may be invested in foreign securities.

The Account invests in stocks that, in the opinion of the Sub-Advisor, Principal, are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Account are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on four key elements:
.. determination that a stock is selling below its fair market value;
.. early recognition of changes in a company's underlying fundamentals;
.. evaluation of the sustainability of fundamental changes; and .. by monitoring a stock's behavior in the market, evaluation of the timeliness of the investment.

Principal focuses on its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weights of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark. The Account may actively trade securities in an attempt to achieve its investment objective.


MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs and may have an adverse impact on the Account's performance. The portfolio turnover rate for the Account for the twelve month period ended December 31, 2004 was 183.3%.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"   31.91
"1996"   23.50
"1997"   28.53
"1998"   13.58
"1999"   -4.29
"2000"   2.16
"2001"   -8.05
"2002"   -13.66
"2003"   25.49
"2004"   12.36                The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q2 '03  15.52%
                               LOWEST  Q3 '02  -15.10%


The year-to-date return as of March 31, 2005 is 0.44%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 CAPITAL VALUE ACCOUNT
                            12.36         2.72          10.04             12.07
 Russell 1000 Value
 Index.................     16.49         5.27          13.83
 Morningstar Large
 Value Category Average     12.91         4.35          11.35
 * The Account's SEC effective date was May 13, 1970.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.60
 Other Expenses..................    0.00
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.60


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------
                                               1     3     5    10
 CAPITAL VALUE ACCOUNT                      $61   $192  $335  $750

DIVERSIFIED INTERNATIONAL ACCOUNT (PREVIOUSLY INTERNATIONAL ACCOUNT)
The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

MAIN STRATEGIES
The Account invests in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Account invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Account has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However, under normal market conditions, the Account intends to have at least 80% of its assets invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Account does not intend to invest in equity securities of U.S. companies.


Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia (Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.


In choosing investments for the Account, the Sub-Advisor, Principal, pays particular attention to the long-term earnings prospects of the various companies under consideration. Principal then weighs those prospects relative to the price of the security. Principal invests in securities of companies without regard to the company's market capitalization. (Market capitalization is defined as total current market value of a company's outstanding common stock.)


The Account may actively trade securities in an attempt to achieve its investment objective.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same rage of opportunities as more developed countries companies in more developed countries.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs and may have an adverse impact on the Account's performance.The portfolio turnover rate for the Account for the twelve month period ended December 31, 2004 was 170.1%.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"  14.17
"1996"  25.09
"1997"  12.24
"1998"  9.98
"1999"  25.93
"2000"  -8.34
"2001"  -24.27
"2002"  -16.07
"2003"  32.33
"2004"  21.03                The Account's highest/lowest quarterly returns
                             during this time period were:
                               HIGHEST Q2 '03  17.25%
                               LOWEST  Q3 '02  -18.68%

The year-to-date return as of March 31, 2005 is 0.62%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 DIVERSIFIED
 INTERNATIONAL ACCOUNT.     21.03        -1.38          7.55              6.72
 MSCI EAFE (Europe,
 Australia, Far East)
 Index - ND ...........     20.25        -1.13          5.62
 Morningstar Foreign
 Large Blend Category
 Average ..............     17.59        -2.93          6.39
 * The Account's SEC effective date was May 2, 1994.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.85
 Other Expenses..................    0.12
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.97


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------
                                                  1     3     5      10
 DIVERSIFIED INTERNATIONAL ACCOUNT             $99   $309  $536  $1,190

EQUITY GROWTH ACCOUNT
The Account seeks to provide long-term capital appreciation by investing primarily in equity securities.

MAIN STRATEGIES
The Account seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that exhibit strong growth and free cash flow potential. These companies are generally characterized as "growth" companies. Under normal market conditions, the Account invests at least 80% of its net assets in equity securities of companies with market capitalizations within the range of companies in the Russell 1000 Growth Index (as of March 31, 2005, this range was between approximately $501 million and $380.6 billion) at the time of purchase. The Account's investments in foreign companies will be limited to 25% of its total assets. The Account may also purchase futures and options, in keeping with Account objectives.

The Sub-Advisor, T. Rowe Price, generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.


In pursuing its investment objective, the Sub-Advisor has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Sub-Advisor believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


The Account may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities. The Account may actively trade securities in an attempt to achieve its investment objective.


Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing fund overall exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices, and foreign currencies.


MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is affected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more vulnerable than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the

Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Investments in futures and options, if any, are subject to additional volatility and potential losses.



HEDGING STRATEGIES . The Account may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Account may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Account. However, the Account's performance could be worse than if the Account had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Account total return; and the potential loss from the use of futures can exceed a Account's initial investment in such contracts.



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs and may have an adverse impact on the Account's performance.The portfolio turnover rate for the Account for the twelve month period ended December 31, 2004 was 147.7%.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

T. Rowe Price became the Sub-Advisor to the Account on August 24, 2004.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"  44.19
"1996"  28.05
"1997"  30.86
"1998"  18.95
"1999"  39.50
"2000"  -11.71
"2001"  -14.86
"2002"  -27.72
"2003"  25.95
"2004"  9.33                  The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q4 '98   22.68%
                               LOWEST  Q1 '01  -18.25%

The year-to-date return as of March 31, 2005 is -6.68%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 EQUITY GROWTH ACCOUNT
                            9.33         -5.64          11.61             11.21
 Russell 1000 Growth
 Index.................     6.30         -9.29           9.59
 Morningstar Large
 Growth Category
 Average ..............     7.64         -7.64           9.00
 * The Account's SEC effective date was June 1, 1994.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.76
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.77


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------
                                               1     3     5    10
 EQUITY GROWTH ACCOUNT                      $79   $246  $428  $954

GOVERNMENT SECURITIES ACCOUNT
The Account seeks a high level of current income, liquidity and safety of principal.

MAIN STRATEGIES
The Account seeks to achieve its investment objective by investing primarily (at least 80% of its assets) in securities that are issued by the U.S. Government, its agencies or instrumentalities. The Account may invest in mortgage-backed securities representing an interest in a pool of mortgage loans. These securities are rated AAA by Standard & Poor's Corporation or Aaa by Moody's Investor Services, Inc. or, if unrated, determined by the Sub-Advisor, Principal, to be of equivalent quality.

The Account relies on the professional judgment of Principal to make decisions about the Account's portfolio securities. The basic investment philosophy of Principal is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when Principal believes they no longer represent good long-term value.


The Account may also hold cash and cash equivalents. The size of the Account's cash position depends on various factors, including market conditions and purchases and redemptions of Account shares. A large cash position could impact the ability of the Account to achieve its objective but it also would reduce the Account's exposure in the event of a market downturn and provide liquidity to make additional investments or to meet redemptions.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


U.S. GOVERNMENT SECURITIES . U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Account's securities do not affect interest income on securities already held by the Account, but are reflected in the Account's price per share. Since the magnitude of these fluctuations generally is greater at times when the Account's average maturity is longer, under certain market conditions the Account may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.


INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



U.S. GOVERNMENT SPONSORED SECURITIES . The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates and potentially increasing the volatility of the Account.


In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Account to experience a loss of some or all of the premium.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO

YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"  19.07
"1996"  3.35
"1997"  10.39
"1998"  8.27
"1999"  -0.29
"2000"  11.40
"2001"  7.61
"2002"  8.80
"2003"  1.84
"2004"  3.56                  The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST  Q2 '95   6.17%
                               LOWEST   Q1 '96  -1.90%


The year-to-date return as of March 31, 2005 is -0.59%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 GOVERNMENT SECURITIES
 ACCOUNT ..............
                            3.56          6.59          7.27              7.61
 Lehman Brothers
 Government/Mortgage
 Index.................     4.08          7.30          7.48
 Morningstar
 Intermediate
 Government Category
 Average ..............     3.39          6.31          6.47
 * The Account's SEC effective date was April 9, 1987.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.44
 Other Expenses..................    0.00
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.44


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------
                                             1         3         5        10
 GOVERNMENT SECURITIES
 ACCOUNT                                 $45      $141      $246      $555

GROWTH ACCOUNT
The Account seeks long-term growth of capital through the purchase primarily of common stocks, but the Account may invest in other securities.

MAIN STRATEGIES
The Account invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index (as of March 31, 2005 this range was between approximately $501 million and $380.6 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Sub-Advisor, CCI, uses a bottom-up approach (focusing on individual stock selection rather than forecasting stock market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on fundamental analysis of a company relative to other companies with the focus being on CCI's assessment of current and future sales growth and operating margins. Companies meeting these criteria typically have progressed beyond the development stage and are focused on growing the business. Up to 10% of Account assets may be invested in foreign securities.


CCI places strong emphasis on companies it believes are guided by high quality management teams with a proven ability to execute. In addition, the Account attempts to identify and emphasize those companies that are market leaders possessing the ability to control pricing and margins in their respective industries. CCI constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

CCI became the Sub-Advisor to the Account on January 3, 2005.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


LOGO

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"  25.62
"1996"  12.51
"1997"  26.96
"1998"  21.36
"1999"  16.44
"2000"  -10.15
"2001"  -25.50
"2002"  -29.07
"2003"  26.46
"2004"  9.38
                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST  Q4 '98   21.35%
                               LOWEST   Q1 '01  -23.55%

The year-to-date return as of March 31, 2005 is -1.40%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 GROWTH ACCOUNT .......
                            9.38         -8.07          5.23              5.42
 Russell 1000 Growth
 Index.................     6.30         -9.29          9.59
 Morningstar Large
 Growth Category
 Average ..............     7.64         -7.64          9.00
 * The Account's SEC effective date was May 2, 1994.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.60
 Other Expenses..................    0.00
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.60


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------
                                         1     3     5    10
 GROWTH ACCOUNT                       $61   $192  $335  $750

INTERNATIONAL SMALLCAP ACCOUNT
The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

MAIN STRATEGIES
The Account invests primarily in equity securities of non-U.S. companies with comparatively smaller market capitalizations. Under normal market conditions, the Account invests at least 80% of its assets in securities of companies similar in size to companies included in the Citigroup Extended Market Index
(EMI) World ex US (as of March 31, 2005 this range was between approximately $13 million and $15.1 billion). Market capitalization is defined as total current market value of a company's outstanding common stock.

The Account invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Sub-Advisor, Principal, diversifies the Account's investments geographically. There is no limitation on the percentage of assets that may be invested in one country or denominated in any one currency. However, under normal market circumstances, the Account intends to invest at least 65% of its assets in securities of companies of at least three countries.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.

INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital in smaller companies outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999"  93.81
"2000"  -11.50
"2001"  -21.85
"2002"  -16.20
"2003"  54.15
"2004"  30.20                 The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST   Q4 '99   36.59%
                               LOWEST    Q3 '01  -21.49%


The year-to-date return as of March 31, 2005 is 3.41%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 INTERNATIONAL SMALLCAP
 ACCOUNT ..............
                            30.20         3.07            N/A             11.13
 Citigroup Extended
 Market Index (EMI)
 World ex US ..........     28.76         6.76           6.98
 Morningstar Foreign
 Small/Mid Growth
 Category Average......     23.97        -0.32          12.55
 * The Account's SEC effective date was May 1, 1998.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    1.20
 Other Expenses..................    0.11
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.31


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 INTERNATIONAL SMALLCAP
 ACCOUNT                                 $133  $415  $718  $1,579

LARGECAP BLEND ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
The Account pursues its investment objective by investing primarily in equity securities of U.S. companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations within the range of companies in the S&P 500 Index (as of March 31, 2005 this range was between approximately $566 million and $382.2 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The market capitalization of companies in the Account's portfolio and the S&P 500 Index will change over time, and the Account will not automatically sell or cease to purchase a stock of a company it already owns just because the company's market capitalization grows or falls outside of the index range.


The Account's Sub-Advisor, T. Rowe Price, uses a disciplined portfolio construction process whereby it weights each sector approximately the same as the Standard & Poor's 500 Stock Index ("S&P 500 Index"). Individual holdings within each sector, and their weights within the portfolio, can vary substantially from the S&P 500 Index.


A team of equity analysts is directly responsible for selecting stocks for the Account. Analysts select stocks from the industries they cover based on rigorous fundamental analysis that assesses the quality of the business franchise, earnings growth potential for the company, and stock valuation. The Account seeks to take full advantage of the analysts' focused expertise in their industries. A team of portfolio managers supervises the analysts and has the responsibility for the overall structure of the Account and coordinating Account investments. They also oversee the quantitative analysis that helps the analysts manage their industry-specific portfolios.


Companies with similar characteristics may be grouped together in broad categories called sectors. In determining the amount to invest in a security, T. Rowe Price limits the Account's exposure to each business sector that comprises the S&P 500 Index.


In pursuing its investment objective, the Account's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


The Account will generally remain fully invested (less than 5% cash reserves) and will be sector neutral when compared to the S&P 500 Index. While the majority of assets will be invested in large-capitalization U.S. common stocks, small- and mid-capitalization and foreign stocks (up to 25% of total assets) may also be purchased in keeping with Account objectives. Futures and options may be employed from time to time to manage flows of cash into and out of the Account. Securities may be sold for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.


MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.

GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more vulnerable than non-growth stocks to market changes.



VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



SECTOR RISK . The Sub-Advisor may group companies with similar characteristics into broad categories called sectors. Therefore, the Account is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As the Sub-Advisor allocates more of the Account's portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term. Investments in futures and options, if any, are subject to additional volatility and potential losses.



HEDGING STRATEGIES . The Account may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Account may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Account. However, the Account's performance could be worse than if the Account had not used such instruments if the Sub-Advisor's judgment proves incorrect.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in an aggressively managed portfolio of common stocks, but who prefer investing in larger, established companies.

T. Rowe Price became the Sub-Advisor to the Account effective March 9, 2004.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2003"  23.76
"2004"  10.36
                              The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q2 '03   14.07%
                               LOWEST  Q3 '02  -15.51%


The year-to-date return as of March 31, 2005 is -2.28%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP BLEND ACCOUNT     10.36          N/A            N/A             5.53
 S&P 500 Index ........     10.87        -2.30          12.07
 Morningstar Large
 Blend Category Average      9.96        -1.77          10.42
 * The Account's SEC effective date was May 1, 2002.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees..................  0.75
 Other Expenses...................  0.03
                                    ----
  TOTAL ACCOUNT OPERATING EXPENSES  0.78


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------
                                            1     3     5    10
 LARGECAP BLEND ACCOUNT                  $80   $249  $433  $966

LARGECAP GROWTH EQUITY ACCOUNT
The Account seeks to achieve long-term growth of capital.

MAIN STRATEGIES
The Account invests primarily in common stock of U.S. companies, with a focus on growth stocks. Growth stocks are issues (or securities) that the Sub-Advisor, GMO, believes are fast-growing and whose earnings are believed to likely increase over time. Growth in earnings may lead to an increase in the price of the stock. The Sub-Advisor invests mainly in large companies, although investments can be made in companies of any size.

Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with large market capitalizations. The Account typically makes equity investments in companies chosen from among the 1,000 U.S. exchange-listed companies with the largest market capitalization. Market capitalization is defined as total current market value of a company's outstanding common stock. In addition, the Account may invest up to 25% of its assets in foreign securities, including American Depository Receipts (ADRs), at the time of purchase.


When deciding whether to buy or sell stocks for the Account, GMO considers, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends.


In addition to the main investment strategies described above, GMO may make other investments, such as investments in preferred stocks, convertible securities and debt instruments. These investments may be subject to other risks as described later in this prospectus and/or the Statement of Additional Information.


MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



INTEREST RATE CHANGES . Changes in interest rates may adversely affect the value of an investor's securities. When interest rates rise, the value of preferred securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of preferred securities. Some investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the

Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.

INVESTOR PROFILE
The Account may be an appropriate investment for investors who are seeking long-term growth and are willing to accept the potential for short-term, volatile fluctuations in the value of their investment. This Account is designed as a long-term investment with growth potential.

GMO became the Sub-Advisor to the Account on March 31, 2004.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2001"  -30.08
"2002"  -33.27
"2003"  23.14
"2004"  3.16                  The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST  Q4 '01   12.16%
                               LOWEST   Q3 '01  -21.14%


The year-to-date return as of March 31, 2005 is -1.30%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP GROWTH EQUITY
 ACCOUNT ..............
                            3.16           N/A           N/A             -16.88
 Russell 1000 Growth
 Index.................     6.30         -9.29          9.59
 Morningstar Large
 Growth Category
 Average ..............     7.64         -7.64          9.00
 * The Account's SEC effective date was October 24, 2000.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    1.00
 Other Expenses..................    0.05
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.05


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                        1     3     5      10
 LARGECAP GROWTH EQUITY ACCOUNT      $107  $334  $579  $1,283

LARGECAP VALUE ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
The Account invests primarily in undervalued equity securities of companies among the 750 largest by market capitalization that the Sub-Advisor, Bernstein, believes offer above-average potential for growth in future earnings. Under normal market conditions, the Account generally invests at least 80% of its assets in companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index (as of March 31, 2005, this range was between approximately $511 million and $389.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

Bernstein employs an investment strategy, generally described as "value" investing, that involves seeking securities that:
.. exhibit low financial ratios (particularly stock price-to-book value
  (liquidation value), but also stock price-to-earnings and stock price-to-cash flow);
.. can be acquired for less than what Bernstein believes is the issuer's intrinsic value; or
.. whose price appears attractive relative to the value of the dividends expected to be paid by the issuer in the future.

Value oriented investing entails a strong "sell discipline" in that it generally requires the sale of securities that have reached their intrinsic value or a target financial ratio. Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to Bernstein to have strong potential for capital appreciation or securities of "special situation" companies. A special situation company is one that Bernstein believes has potential for significant future earnings growth but has not performed well in the recent past. These situations include companies with management changes, corporate or asset restructuring or significantly undervalued assets. For Bernstein, identifying special situation companies and establishing an issuer's intrinsic value involves fundamental research about such companies and issuers.


MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but prefer investing in companies that appear to be considered undervalued relative to similar companies.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2003"  28.05
"2004"  13.09


                              The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q2 '03   16.19%
                               LOWEST  Q3 '02  -18.55%


The year-to-date return as of March 31, 2005 is -0.58%.

AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP VALUE ACCOUNT     13.09          N/A            N/A             8.46
 Russell 1000 Value
 Index.................     16.49         5.27          13.83
 Morningstar Large
 Value Category Average     12.91         4.35          11.35
 * The Account's SEC effective date was May 1, 2002.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................   0.75
 Other Expenses..................   0.01
                                    ----
  TOTAL ACCOUNT OPERATING EXPENSES  0.76


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------
                                            1     3     5    10
 LARGECAP VALUE ACCOUNT                  $78   $243  $422  $942

LIMITED TERM BOND ACCOUNT
The Account seeks to provide current income.

MAIN STRATEGIES
The Account invests primarily in high quality, short-term fixed-income securities. The Account considers the term "bond" to mean any debt security. Under normal circumstances, it invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. debt securities of U.S. issuers rated in the three highest grades by Standard
  & Poor's Rating Service or Moody's Investors Service, Inc. or, if unrated, in the opinion of the Sub-Advisor, Principal, of comparable quality; and
.. mortgage-backed securities representing an interest in a pool of mortgage loans.

The rest of the Account's assets may be invested in a variety of financial instruments, including securities in the fourth highest rating category or their equivalent. Securities in the fourth highest category are "investment grade." While they are considered to have adequate capacity to pay interest and repay principal, they do have speculative characteristics. Changes in economic and other conditions are more likely to affect the ability of the issuer to make principal and interest payments than is the case with issuers of higher rated securities.


Under normal circumstances, the Account maintains a dollar-weighted average maturity of not more than five years. In determining the average maturity of the Account's assets, the maturity date of callable or prepayable securities may be adjusted to reflect Principal's judgment regarding the likelihood of the security being called or prepaid.


Under unusual market or economic conditions, the Account may invest up to 100% of its assets in cash and cash equivalents.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



PORTFOLIO DURATION. . The average portfolio duration of the Account normally is less than three years and is based on Principal's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Account is three years, a change of 1% in the market's yield results in a change of approximately 3% in the value of the Account's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration.



U.S. GOVERNMENT SPONSORED SECURITIES . The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.

MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Account.



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs and may have an adverse impact on the Account's performance.The portfolio turnover rate for the Account for the twelve month period ended December 31, 2004 was 34.8%.


As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2004"1.30

                              The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q1 '04  1.50%
                               LOWEST  Q2 '04  -1.58%


The year-to-date return as of March 31, 2005 is -0.41%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LIMITED TERM BOND
 ACCOUNT...............     1.30           N/A           N/A              1.25
 Lehman Brothers Mutual
 Fund 1-5 Gov't/Credit
 Index.................     1.85          6.21          6.51
 Morningstar Short-Term
 Bond Category Average      1.60          4.91          5.52
 * The Account's SEC effective date was May 1, 2003.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees..................  0.50
 Other Expenses...................  0.03
                                    ----
  TOTAL ACCOUNT OPERATING EXPENSES  0.53


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------
                                            1     3     5    10
 LIMITED TERM BOND
 ACCOUNT                                 $54   $170  $296  $665

MIDCAP ACCOUNT
The Account seeks to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

MAIN STRATEGIES
The Account invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap Index (as of March 31, 2005, this range was between approximately $501 million and $36.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


Principal considers the quality and price of individual issuers rather than forecasting stock market trends in its selection of individual securities. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Principal's estimation of forward-looking rates of return. Up to 10% of Account assets may be invested in foreign securities.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


MAIN RISKS
The Account is subject to the risk that its principal market segment, medium capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"  29.01
"1996"  21.11
"1997"  22.75
"1998"  3.69
"1999"  13.04
"2000"  14.59
"2001"  -3.71
"2002"  -8.75
"2003"  32.81
"2004"  17.76                 The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q4 '99  23.31%
                               LOWEST  Q3 '98 -20.01%

The year-to-date return as of March 31, 2005 is -1.27%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP ACCOUNT .......
                            17.76         9.51          13.47             14.40
 Russell Midcap Index .     20.22         7.59          14.50
 Morningstar Mid-Cap
 Blend Category Average     16.00         7.18          13.16
 * The Account's SEC effective date was December 18, 1987.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.58
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.59


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------
                                         1     3     5    10
 MIDCAP ACCOUNT                       $60   $189  $329  $738

MIDCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap Growth Index (as of March 31, 2005, this range was between approximately $501 million and $36.9 billion)) at the time of purchase. In the view of the Sub-Advisor, Mellon Equity, many medium-sized companies:
.. are in fast growing industries;
.. offer superior earnings growth potential; and .. are characterized by strong balance sheets and high returns on equity.
The Account may also hold investments in large and small capitalization companies, including emerging and cyclical growth companies. The Account may invest up to 10% of its net assets in securities of foreign companies, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Mellon Equity uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings momentum measures and higher expected earnings per share growth.


The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings "buy," "sell" or "hold." The decision to buy, sell or hold is made by Mellon Equity based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security. In addition, Mellon Equity manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry.


The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



EMERGING MARKET COUNTRIES . Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth and willing to accept the potential for short-term fluctuations in the value of their investments.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999 " 10.67
"2000"  8.10
"2001"  -16.92
"2002"  -26.27
"2003"  40.58
"2004"  11.82                 The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q4 '01  24.12%
                               LOWEST  Q3 '01  -25.25%

The year-to-date return as of March 31, 2005 is -1.52%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP GROWTH ACCOUNT
                            11.82         0.81            N/A             1.62
 Russell Midcap Growth
 Index.................     15.48        -3.36          11.23
 Morningstar Mid-Cap
 Growth Category
 Average ..............     12.93        -3.42          10.25
 * The Account's SEC effective date was May 1, 1998.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.90
 Other Expenses..................    0.02
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.92


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------
                                               1     3     5      10
 MIDCAP GROWTH ACCOUNT                      $94   $293  $509  $1,131

MIDCAP VALUE ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of companies with value characteristics and medium market capitalizations.

MAIN STRATEGIES
The Account invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap Value Index (as of March 31, 2005, this range was between approximately $596 million and $36.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Companies may range from the well-established and well known to the new and unseasoned. The Account may invest up to 10% of its assets in securities of foreign companies.

The stocks are selected using a value oriented investment approach by Neuberger Berman, the Sub-Advisor. Neuberger Berman identifies value stocks in several ways. Factors it considers in identifying value stocks may include:
.. strong fundamentals, such as a company's financial, operational and competitive positions;
.. consistent cash flow; and
.. a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value.


The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



MEDIUM CAPITALIZATIONS . Companies with medium capitalizations may have a limited operating history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2000"  31.03
"2001"  -2.58
"2002"  -9.96
"2003"  36.49
"2004"  22.67                 The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q4 '99  23.54%
                               LOWEST  Q3 '02 -14.54%


The year-to-date return as of March 31, 2005 is 0.54%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP VALUE ACCOUNT .
                            22.67        13.99            N/A             14.20
 Russell Midcap Value
 Index.................     23.71        13.48          15.72
 Morningstar Mid-Cap
 Value Category Average     17.90        11.41          13.40
 * The Account's SEC effective date was May 3, 1999.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    1.05
 Other Expenses..................    0.03
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.08


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------
                                              1     3     5      10
 MIDCAP VALUE ACCOUNT                      $110  $343  $595  $1,317

MONEY MARKET ACCOUNT
The Account has an investment objective of as high a level of current income available from investments in short-term securities as is consistent with preservation of principal and maintenance of liquidity.

MAIN STRATEGIES
The Account invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which the Manager believes present minimal credit risks. At the time the Account purchases each security, it is an "eligible security" as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Account maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Account may sell a security before it matures:
.. to take advantage of market variations;
.. to generate cash to cover sales of Account shares by its shareholders; or .. upon revised credit opinions of the security's issuer.
The sale of a security by the Account before maturity may not be in the best interest of the Account. The sale of portfolio securities is usually a taxable event. The Account does have an ability to borrow money to cover the sale of Account shares.

It is the policy of the Account to be as fully invested as possible to maximize current income. Securities in which the Account invests include:
.. securities issued or guaranteed by the U.S. government, including treasury bills, notes and bonds;
.. securities issued or guaranteed by agencies or instrumentalities of the U.S.
  government. These are backed either by the full faith and credit of the U.S. government or by the credit of the particular agency or instrumentality;
.. bank obligations including:
  . certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or . bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
.. commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;
.. corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Account has 397 days or less remaining to maturity;
.. repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
.. taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Account are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Before the Manager selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.


MAIN RISKS
As with all mutual funds, the value of the Account's assets may rise or fall. Although the Account seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Account. An investment in the Account is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



CREDIT RISK . Credit risk pertains to the issuer's ability to make scheduled principal or interest payments. This may reduce the Account's stream of income and decrease the Account's yield.

INTEREST RATE RISK . The value of the Account's shares is directly impacted by trends in interest rates. If interest rates rise, the value of debt securities generally will fall.


REPURCHASE AGREEMENTS . The Account may invest in repurchase agreements with commercial banks, brokers and dealers considered by the Manager to be creditworthy. Default or insolvency of the other party is a potential risk to the Account.


U.S. GOVERNMENT SPONSORED SECURITIES . The Account may invest in securities issued by government-sponsored enterprises. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


EURODOLLAR AND YANKEE OBLIGATIONS . Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that: a foreign government will not let U.S. dollar-denominated assets leave the country; the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks; and adverse political or economic developments will affect investments in a foreign country.

INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking monthly dividends without incurring much principal risk.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"  5.59
"1996"  5.07
"1997"  5.04
"1998"  5.20
"1999"  4.84
"2000"  6.07
"2001"  3.92
"2002"  1.42
"2003"  0.74
"2004"  0.92
                             TO OBTAIN THE ACCOUNT'S CURRENT YIELD INFORMATION,
                             PLEASE CALL 1-800-247-4123


The year-to-date return as of March 31, 2005 is 0.50%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MONEY MARKET ACCOUNT .
                            0.92          2.59          3.88              3.17
 * The Account's SEC effective date was March 18, 1983.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.48
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.49


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------
                                              1     3     5    10
 MONEY MARKET ACCOUNT                      $50   $157  $274  $616

REAL ESTATE SECURITIES ACCOUNT
The Account seeks to generate a total return by investing primarily in equity securities of companies principally engaged in the real estate industry.

MAIN STRATEGIES
Under normal market conditions, the Account invests at least 80% of its net assets in equity securities of companies principally engaged in the real estate industry. For purposes of the Account's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies.

Real estate investment trusts ("REITs") are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs are characterized as:
.. equity REITs, which primarily own property and generate revenue from rental income;
.. mortgage REITs, which invest in real estate mortgages; and .. hybrid REITs, which combine the characteristics of both equity and mortgage
  REITs.
In selecting securities for the Account, the Manager focuses on equity REITs.

The Account may invest up to 25% of its assets in securities of foreign real estate companies.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


SECTOR RISK . Because the Account invests at least 80% of its net assets in securities of companies principally engaged in the real estate industry, the Account is also subject to sector risk; that is, the possibility that the real estate sector may underperform other sectors or the market as a whole. As more of the Account's portfolio holdings to the real estate sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector. The share price of the Account may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries.

Securities of real estate companies are subject to securities market risks as well as risks similar to those of direct ownership of real estate. These include:
.. declines in the value of real estate
.. risks related to general and local economic conditions
.. dependency on management skills
.. heavy cash flow dependency
.. possible lack of available mortgage funds
.. overbuilding
.. extended vacancies in properties
.. increases in property taxes and operating expenses
.. changes in zoning laws
.. expenses incurred in the cleanup of environmental problems
.. casualty or condemnation losses
.. changes in interest rates

In addition to the risks listed above, equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:
.. may not be diversified with regard to the types of tenants (thus subject to business developments of the tenant(s));
.. may not be diversified with regard to the geographic locations of the properties (thus subject to regional economic developments); and .. are subject to cash flow dependency of its tenants.


FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


INVESTOR PROFILE
The Account may be an appropriate investment for investors who seek a total return, want to invest in companies engaged in the real estate industry and accept the potential for volatile fluctuations in the value of investments.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999" -4.48
"2000" 30.97
"2001"  8.75
"2002"  7.72
"2003" 38.91
"2004" 34.53                  The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q4 '04  17.84%
                               LOWEST  Q3 '99  -8.40%


The year-to-date return as of March 31, 2005 is -6.97%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 REAL ESTATE SECURITIES
 ACCOUNT ..............
                            34.53        23.45            N/A             15.13
 Morgan Stanley REIT
 Index.................     31.49        21.67          14.42
 Morningstar Specialty
 - Real Estate Category
 Average ..............     31.88        21.36          15.10
 * The Account's SEC effective date was May 1, 1998.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.90
 Other Expenses..................    0.00
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.90


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------
                                                1     3     5      10
 REAL ESTATE SECURITIES ACCOUNT              $92   $287  $498  $1,108

SMALLCAP ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of companies with comparatively small market capitalizations.

MAIN STRATEGIES
The Account invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Index (as of March 31, 2005, this range was between approximately $27 million and $6.5 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 20% of its assets in securities of foreign companies.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. Selection is based on fundamental analysis of the company relative to other companies with the focus being on Principal's estimation of forward-looking rates of return.


Principal may purchase securities issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition.


MAIN RISKS
The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999"  43.58
"2000" -11.73
"2001"   2.55
"2002" -27.33
"2003"  36.82
"2004"   9.82                The Account's highest/lowest quarterly returns
                             during this time period were:
                               HIGHEST Q2 '99  26.75%
                               LOWEST  Q3 '01 -25.61%


The year-to-date return as of March 31, 2005 is -2.70%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 SMALLCAP ACCOUNT .....
                            19.82         1.52            N/A             3.16
 Russell 2000 Index ...     18.33         6.61          11.54
 Morningstar Small
 Blend Category Average     18.86        11.84          13.10
 * The Account's SEC effective date was May 1, 1998.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.85
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.86


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------
                                          1     3     5      10
 SMALLCAP ACCOUNT                      $88   $274  $477  $1,061

SMALLCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

The Manager has selected UBS Global AM and Emerald as Sub-Advisors to the
Account.


MAIN STRATEGIES
The Account pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index at the time of purchase (as of March 31, 2005, this range was between approximately $27 million and $6.5 billion)). Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

UBS Global AM seeks to invest in companies that possess dominant market positions or franchises, a major technical edge, or a unique competitive advantage. To this end, UBS Global AM considers earnings revision trends, positive stock price momentum and strong fundamentals when selecting securities. The Account may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.


Utilizing fundamental analysis, Emerald seeks to invest in the common stock of companies with distinct competitive advantages, strong management teams, leadership positions, high revenue and earnings growth rates versus peers, differentiated growth drivers and limited sell-side research.


The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


The Manager may, from time-to-time, reallocate Account assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of Account assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times reallocations may occur by transferring assets in cash or in kind among Sub-Advisors.


MAIN RISKS
The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



SECTOR RISK . UBS Global AM may group companies with similar characteristics into broad categories called sectors. Therefore, the Account is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As UBS Global AM allocates more of the Account's portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.


INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.

INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

UBS Global AM became the Sub-Advisor to the Account on October 1, 2002. On August 24, 2004, Emerald also became Sub-Advisor to the Account.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999"  95.69
"2000"  -13.91
"2001"  -32.01
"2002"  -45.85
"2003"  45.64
"2004"  11.24                The Account's highest/lowest quarterly returns
                             during this time period were:
                               HIGHEST  Q4 '99   59.52%
                               LOWEST   Q3 '01  -37.66%

The year-to-date return as of March 31, 2005 is -4.30%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 SMALLCAP GROWTH
 ACCOUNT ..............
                            11.24        -12.48           N/A             0.51
 Russell 2000 Growth
 Index.................     14.31         -3.57          7.12
 Morningstar Small
 Growth Category
 Average ..............     12.09         -0.55         10.24
 * The Account's SEC effective date was May 1, 1998.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    1.00
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.01


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 SMALLCAP GROWTH
 ACCOUNT                                 $103  $322  $558  $1,236

SMALLCAP VALUE ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
The Account invests primarily in a diversified group of equity securities of small U.S. companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index (as of March 31, 2005, this range was between approximately $41 million and $2.8 billion)) at the time of purchase. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of such companies. Emphasis is given to those companies that exhibit value characteristics. Value securities generally have above average dividend yield and below average price to earnings (P/E) ratios. Up to 10%% of the Account's assets may be invested in foreign securities.

The Sub-Advisor, Morgan, uses quantitative and fundamental research, systematic stock valuation and a disciplined portfolio construction process. It seeks to enhance returns and reduce the volatility in the value of the Account relative to that of the U.S. small company value universe, represented by the Russell 2000/(R)/ Value Index. Morgan continuously screens the small company universe to identify for further analysis those companies that exhibit favorable factor rankings. Such factors include Morgan's dividend discount model rankings, price-to-cashflow, earnings revisions, as well as positive price momentum. Morgan ranks these companies within economic sectors according to their relative attractiveness. Morgan then selects for purchase the companies it feels to be most attractive within each economic sector.


Under normal market conditions, the Account will have sector weightings comparable to that of the U.S. small company value universe though it may under or over-weight selected economic sectors. In addition, as a company moves out of the market capitalization range of the small company universe, it generally becomes a candidate for sale by the Account.


The Account may also purchase securities issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition.


Since the Account has a long-term investment perspective, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading.


MAIN RISKS
The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth and willing to accept volatile fluctuations in the value of their investment. The Account is not designed for investors seeking income or conservation of capital.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999"   21.45
"2000"   23.87
"2001"    6.25
"2002"   -8.86
"2003"   50.61
"2004"   23.08              The Account's highest/lowest quarterly returns
                            during this time period were:
                               HIGHEST Q2 '03  23.76%
                               LOWEST Q3 '98  -19.14%


The year-to-date return as of March 31, 2005 is -3.68%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 SMALLCAP VALUE ACCOUNT     23.08        17.33            N/A             13.26
 Russell 2000 Value
 Index.................     22.25        17.23          15.17
 Morningstar Small
 Value Category Average     20.58        15.81          15.01
 * The Account's SEC effective date was May 1, 1998.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    1.10
 Other Expenses..................    0.03
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.13


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------
                                                1     3     5      10
 SMALLCAP VALUE ACCOUNT                      $115  $359  $622  $1,375

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES

MARKET VOLATILITY . Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.



INTEREST RATE CHANGES . Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.



CREDIT RISK . Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


A reverse repurchase agreement is a money market transaction in which the Account sells securities it holds - usually government securities - to a broker or bank with an agreement that the Account will repurchase the securities at a set price on a set date in the future. Reverse repurchase agreements allow the Account to maintain exposure to a desired security while generating incremental income for the Account.



REPURCHASE AGREEMENTS AND LOANED SECURITIES
Although not a principal investment strategy, each of the Accounts may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Account sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by an Account collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Account holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Account bears a risk of loss. To minimize such risks, the Account enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

Each of the Accounts may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.



CURRENCY CONTRACTS
The Equity Growth Account may enter into currency contracts, currency futures contracts and options, and options on currencies for hedging and other purposes.The Accounts (except Government Securities) may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging purposes and not as a principal investment strategy. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. An Account will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Account (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If an Account's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Account's investment, these techniques could result in a loss. These techniques may increase the volatility of an Account and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Account to deliver or receive currency.


FORWARD COMMITMENTS
Although not a principal investment strategy, each of the Accounts may enter into forward commitment agreements. These agreements call for the Account to purchase or sell a security on a future date at a fixed price. Each of these Accounts may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
Each of the Accounts (except Government Securities and Money Market) may invest up to 5% of its assets in warrants though none of the Accounts use such investments as a principal investment strategy. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

HIGH YIELD SECURITIES
The Bond and MidCap Value may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of an Account to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Account were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, an Account may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which an Account could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Account's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by an Account, the Account may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.

INITIAL PUBLIC OFFERINGS ("IPOS")
Certain of the Funds may invest in IPOs. An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for an Account to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

When an Account's asset base is small, a significant portion of the Account's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Account. As the Account's assets grow, the effect of the Account's investments in IPOs on the Account's performance probably will decline, which could reduce the Account's performance. Because of the price volatility of IPO shares, an Account may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Account's portfolio and lead to increased expenses to the Account, such as commissions and transaction costs. By selling IPO shares, the Account may realize taxable gains it will subsequently distribute to shareholders.


DERIVATIVES
To the extent permitted by its investment objectives and policies, each of the Accounts (except Money Market) may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect an Account from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Accounts may enter into put or call options, future contracts, options on futures contracts and over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps) for both hedging and non-hedging purposes.


Generally, no Account may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Account. The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than an Account's initial investment; and .. the counterparty may fail to perform its obligations.

CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that an Account (except Bond, Limited Term Bond and Money
Market) has the right to exchange for equity securities at a specified conversion price. The option allows the Account to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Account may hold fixed-income securities that are convertible into shares of common stock at a conversion price of

$10 per share. If the market value of the shares of common stock reached $12, the Account could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Account to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Accounts treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Accounts may invest in convertible securities without regard to their ratings.


FOREIGN INVESTING
As a principal investment strategy, the  Diversified International, and
 International SmallCap Accounts may invest
Account assets in securities of foreign companies.The other Accounts (except Government Securities and Money
Market) may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Account seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Account assets is not invested and earning no return. If an Account is unable to make intended security purchases due to settlement problems, the Account may miss attractive investment opportunities. In addition, an Account may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect an Account's investments in those countries. In addition, an Account may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for an Account. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Account investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Accounts intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which an Account has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of an Account's portfolio. An Account may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


An Account may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.

Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Account to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. An Account could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


PORTFOLIO TURNOVER
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in an Account's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Accounts with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Account) and may have an adverse impact on the Account's performance. No turnover rate can be calculated for the Money Market Account because of the short maturities of the securities in which it invests. Turnover rates for each of the other Accounts may be found in the Account's Financial Highlights table.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


PRICING OF ACCOUNT SHARES


Each Account's shares are bought and sold at the current share price. The share price of each Account is calculated each day the New York Stock Exchange ("NYSE") is open (shares are not priced on the days on which the NYSE is closed for trading). The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


For all Accounts, except the Money Market Account, the share price is calculated by:
.. taking the current market value of the total assets of the Account

.. subtracting liabilities of the Account
.. dividing the remainder by the total number of shares owned by the Account.

The securities of the Money Market Account are valued at amortized cost. The calculation procedure is described in the SAI. The Money Market Account reserves the right to determine a share price more than once each day.


NOTES:

.. If current market values are not readily available for a security owned by an
  Account, its fair value is determined using a policy adopted by the Directors. .. An Account's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of an Account investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

DIVIDENDS AND DISTRIBUTIONS


The issuer of an equity security held by an Account may make a dividend payment. When an Account receives a dividend, it increases the net asset value of a share of the Account.


An Account accrues interest daily on its fixed-income securities in anticipation of an interest payment from the issuer of the security. This accrual increases the net asset value of an Account.


The Money Market Account (or any other Account holding commercial paper) amortizes the discount on commercial paper it owns on a daily basis. This increases the net asset value of the Account.


NOTE: As the net asset value of a share of an Account increases, the unit value of the corresponding division also reflects an increase. The number of units you own in the Account are not increased.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


THE MANAGER
Principal Management Corporation serves as the manager for the Fund. In its handling of the business affairs of the Fund, the Manager provides clerical, recordkeeping and bookkeeping services, and keeps the required financial and accounting records. In addition, the Manager is responsible for the portfolio management function for certain Accounts.

For each Account, the sub-advisor, if any, and the person(s) responsible for day-to-day Account management (the portfolio manager) are shown below. The SAI provides information about the portfolio manager's compensation, other accounts under management, and ownership of securities in the Account.


MANAGER: The Manager is an indirect subsidiary of Principal Financial Services,
         Inc. and has managed mutual funds since 1969. As of December 31, 2004, the mutual funds it manages had assets of approximately $16.6 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-2080.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Bond                         William C. Armstrong
                                        Timothy R. Warrick
           Money Market                 Tracy Reeg
                                        Alice Robertson
           Real Estate Securities       Kelly D. Rush




WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong leads the multi-sector/core portfolio management group for a member company of the Principal Financial Group. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.


There are no disclosable limitations on his role.



TRACY REEG. . Ms. Reeg is a portfolio manager at Principal specializing in the management and research areas for the short-term money market portfolios. She joined the firm in 1993. Ms. Reeg received a Bachelor's degree in Finance from the University of Northern Iowa. She is a member of the Life Office Management Association (LOMA) and is a Fellow of the Life Management Institute (FLMI).



ALICE ROBERTSON . Ms. Robertson is a trader for a member company of the Principal Financial Group on its corporate fixed-income trading desk. She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master's degree in Finance and Marketing from DePaul University and her Bachelor's degree in Economics from Northwestern University.



KELLY D. RUSH, CFA . Mr. Rush directs the Real Estate Investment Trust (REIT) activity for a member company of the Principal Financial Group. Mr. Rush joined the Principal Financial Group in 1987 and has been dedicated to public real estate investments since 1995. His experience includes the structuring of public real estate transactions that included commercial mortgage loans and the issuance of unsecured bonds. He received his Master's degree and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



TIMOTHY R. WARRICK, CFA . Mr. Warrick is a co-portfolio manager at Principal with responsibility for the U.S. multi-sector product with focus on the management of U.S. credit instruments. His prior responsibilities with the firm include portfolio management for multiple asset class portfolios, product development and fixed income credit analyst duties. He joined Principal in 1990. In 1996, Mr. Warrick joined ReliaStar Investment Research, Inc. and was responsible for multiple asset classes, including corporate bonds and leveraged bank loans. He rejoined Principal in 1998 as a portfolio manager. He received an MBA in Finance from Drake University and a Bachelor's degree in Accounting and Economics from Simpson College. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research (AIMR).


There are no disclosable limitations on his role.


THE SUB-ADVISORS
The Manager has signed contracts with various Sub-Advisors. Under the Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for a specific Account. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: AllianceBernstein Investment Research and Management ("Bernstein"), a wholly-owned subsidiary of Alliance Capital Management, L.P. ("Alliance"). As of December 31, 2004, Alliance managed $538.0 billion in assets. Bernstein is located at 767 Fifth Avenue, New York, NY 10153 and Alliance is located at 1345 Avenue of the Americas, New York, NY 10105.

                            DAY-TO-DAY
           ACCOUNT          ACCOUNT MANAGEMENT
           -------          ------------------
           LargeCap Value   The management of and investment decisions for the
                            Fund's portfolio are made by the US Value
                            Investment Policy Group, comprised of senior US
                            Value Investment Team members. No one person is
                            principally responsible for making recommendations
                            for the Account's portfolio. The members of the US
                            Value Investment Policy Group with the most
                            significant responsibility for the day-to-day
                            management of the Fund's portfolio are: Marilyn
                            Fedak, John Mahedy, Chris Marx and John Phillips




MARILYN G. FEDAK, CFA . Ms. Fedak was named executive vice president and chief investment officer for U.S. Value Equities of Alliance Capital in 2000. She became chief investment office for U.S. Value Equities and chairman of the Bernstein U.S. Equity Investment Policy Group at Sanford C. Bernstein & Co., Inc. in 1993. She had previously served as a senior portfolio manager since joining the firm in 1984. From 1972 to 1983, she was a portfolio manager and research analyst at Morgan Guaranty Trust Company. She earned a BA from Smith College in 1968 and an MBA from Harvard University in 1972. She has earned the right to use the Chartered Financial Analyst designation.



JOHN MAHEDY, CPA . Mr. Mahedy was named Co-CIO-US Value equities in 2003. He continues to serve as director of research-US Value Equities, a position he has held since 2001. Previously, Mr. Mahedy was a senior research analyst in Bernstein's institutional research and brokerage unit, covering the domestic and international energy industry from 1995 to 2001 and the oil-services industry from 1988 to 1991. He also covered oil services at Morgan Stanley for three years in the early 1990s. Mr. Mahedy was ranked among the top-five oil analysts in the Reuters and Greenwich Associates polls in 1999 and 2000, and he was named to the Institutional Investor All-America Research Team in 1993, 1994 and 1995. Mr. Mahedy began his career as a senior auditor with Peat Marwick Main. He earned a BS and an MBA from New York University.



CHRISTOPHER W. MARX . Mr. Marx joined the firm in 1997 as a research analyst. He covered a variety of industries both domestically and internationally, including chemicals, food, supermarkets, beverages and tobacco. Prior to that, he spent six years as a consultant for Deloitte & Touche and the Boston Consulting Group. Mr. Marx earned an AB in economics from Harvard, and an MBA from the Stanford Graduate School of Business. Location: New York.



JOHN D. PHILLIPS, JR., CFA . Mr. Phillips, Senior Portfolio Manager - U.S. Value Equities, is a member of the Investment Policy Group, and member of the Research Review Committee. He joined the firm in 1994. From 1992 to 1993, he was chairman of the Investment Committee and chief equity officer at Investment Advisers, Inc. in Minneapolis. From 1972 to 1992, he was at State Street Research and Management Co. in Boston, where he progressed from investment research analyst to vice chairman of the Equity Investment Committee. He earned a BA from Hamilton College and an MBA from Harvard University. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Columbus Circle Investors ("CCI") is an affiliate of Principal
         Global Investors LLC and a member of the Principal Financial Group. CCI was founded in 1975. Its address is Metro Center, One Station Place, Stamford, CT 06902. As of December 31, 2004, CCI had approximately $3.9 billion in assets under management.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Growth                       Anthony Rizza




ANTHONY RIZZA, CFA . Mr. Rizza, portfolio manager, joined CCI in 1991. He had previously worked with Connecticut National Bank as a Research Officer. He received a BS in Business from the University of Connecticut. Mr. Rizza has earned the right to use the Chartered Financial Analyst designation and is a member of the Hartford Society of Security Analysts.

SUB-ADVISOR: Emerald Advisers, Inc. ("Emerald") is a subsidiary of Emerald Asset
         Management which is owned by eleven inside shareholders and one outside minority shareholder. Emerald provides professional investment advisory services to institutional investors, high net worth individuals and the general public. As of December 31, 2004, Emerald managed approximately $2.0 billion in assets. Emerald's offices are located at 1703 Oregon Pike Road, Suite 101, Lancaster, Pennsylvania 17601.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Growth              Kenneth G. Mertz
                                        Stacey L. Sears




KENNETH G. MERTZ II, CFA. . Mr. Mertz joined Emerald in 1992 and serves as President of Emerald Advisers, Inc.; Trustee, Vice President and Chief Investment Officer of the Emerald Mutual Funds; and a Partner of the Emerald Organization (1992 - Present). Formerly he served as Chief Investment Officer, Pennsylvania State Employees' Retirement System (1985-1992). Mr. Mertz graduated from Millersville University with a BA in Economics.


Mr. Mertz supervises the entire portfolio management and trading process. As Chief Investment Officer, he has full discretion over all portfolios. Mr. Mertz and Ms. Sears work as a team developing strategy.



STACEY L. SEARS . Ms. Sears joined Emerald in 1991 and serves as Senior Vice President and Portfolio Manager of Emerald Advisers, Inc. and a Partner in the Emerald Organization. She is co-manager of the Emerald Growth Fund and a member of the Portfolio Management team. Additionally, Ms. Sears maintains research coverage of retail, apparel, consumer goods and consumer technology companies. Ms. Sears received a BS in Business Administration from Millersville University and an MBA from Villanova University.


Ms. Sears monitors all portfolios in wrap programs and works with Mr. Mertz in supervising the trading group staff. Mr. Mertz and Ms. Sears work as a team developing strategy.


SUB-ADVISOR: Grantham, Mayo, Van Otterloo & Co. LLC ("GMO") is a privately held global investment management firm servicing clients in the corporate, public, endowment and foundation marketplace located at 40 Rowes Wharf, Boston, MA 02110. As of December 31, 2004, GMO managed $81.5 billion in client assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           LargeCap Growth Equity       U.S. Quantitative Equity Team
                                        with Robert Soucy as the senior
                                        member of the team

Day-to-day management of the Account is the responsibility of the Quantitative Division comprised of several investment professionals associated with the Manager, and no one person is primarily responsible for day-to-day management of the fund. The Division's team members work collaboratively to manage the fund's portfolio.


Mr. Soucy is the senior member of the team who allocates the portfolio among the various team members, oversees the implementation of trades on behalf of the team, reviews the overall composition of the portfolio, and monitors cash flows.


Mr. Soucy has served as the senior member of the Account's portfolio management team since 2004. At GMO, Mr. Soucy is responsible for the portfolio management of all U.S. quantitative equities portfolios. He has served as director of U.S. equity management since 2001. Prior to joining GMO in 1987, he served as a research engineer with Scientific Systems, Inc.


The SAI contains other information about how GMO determines the compensation of the team's senior member, other accounts managed by the team's senior member, and ownership of mutual fund shares by the team's senior member.


SUB-ADVISOR: J.P. Morgan Investment Management Inc. ("Morgan"), 522 Fifth
         Avenue, New York, NY 10036 is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc. which is a wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMorgan") a bank holding company. JPMorgan is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc. which, through Morgan and its other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment advisor to individual and institutional clients. As of December 31, 2004, J.P. Morgan and its subsidiaries had total combined assets under management of approximately $791 billion.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Value               Christopher T. Blum
                                        Dennis S. Ruhl




CHRISTOPHER T. BLUM, CFA . Managing Director of Morgan. Mr. Blum is a portfolio manager in the U.S. Small Cap Equity Group. He rejoined the firm in 2001. Previously, he spent two years as a research analyst responsible for the valuation and acquisition of private equity assets at Pomona Capital. Prior to that, Mr. Blum spent over three years with Morgan where he focused on structured small-cap core and small-cap value accounts. He earned his BBA in Finance at the Bernard M. Baruch School for Business and is a holder of the CFA designation.


There are no disclosable limitations on his role.



DENNIS S. RUHL, CFA . Mr. Ruhl, Vice President of J.P. Morgan, joined the company in 1999. He is a portfolio manager in the U.S. Small Cap Equity Group. His current responsibilities include managing structured small cap core and value accounts. Previously, he worked on quantitative equity research (focusing on trading) as well as business development. Mr. Ruhl earned Bachelor's degrees in Mathematics and Computer Science and a Master's degree in Computer Science, all from MIT. He has earned the right to use the Chartered Financial Analyst designation.


There are no disclosable limitations on his role.


SUB-ADVISOR: Mellon Equity Associates, LLP ("Mellon Equity"), 500 Grant Street,
         Suite 4200, Pittsburgh, PA 15258. Mellon Equity is a wholly owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon has more than $4.0 trillion in assets under management, administration or custody, including $707 billion under management. As of December 31, 2004, Mellon Equity managed approximately $20.1 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Growth                Adam T. Logan
                                        John O'Toole




ADAM T. LOGAN, CFA . Joining the company in 1998, Mr. Logan is a portfolio manager and Vice President of Mellon Equity. Previously, he performed duties as a financial analyst in Mellon Financial Corporation's corporate finance department. He is currently responsible for the management of client portfolios with a specific focus on mid and small capitalization securities. He earned a BA in Finance from Westminster College and an MBA from the Katz Graduate School of Business at the University of Pittsburgh. He has earned the right to use the Chartered Financial Analyst designation.



JOHN O'TOOLE, CFA . Portfolio Manager of The Dreyfus Corporation and Senior Vice President of Mellon Equity Associates LLP (an affiliate of The Dreyfus Corporation) since 1990. Mr. O'Toole holds an MBA in Finance from the University of Chicago and a BA in Economics from the University of Pennsylvania. He is a member of the Association for Investment Management and Research, and the Pittsburgh Society of Financial Analysts. He is a Chartered Financial Analyst.



SUB-ADVISOR: Neuberger Berman Management, Inc. ("Neuberger Berman") is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. Together with Neuberger Berman, the firms manage more than $82.9 billion in total assets (as of December 31, 2004) and continue an asset management history that began in 1939. Neuberger Berman Management, Inc. is an indirect, wholly owned subsidiary of Lehman Brothers Holdings, Inc. Lehman Brothers is located at 745 Seventh Avenue, New York, NY 10019.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Value                 David DiDominico
                                        Andrew Wellington




DAVID M. DIDOMENICO . Mr. DiDomenico is a Vice President of Neuberger Berman Management Inc. and Neuberger Berman, LLC. He has been an Associate Portfolio Manager of the Account since December 2003 and prior to that was an analyst dedicated to the Account since 2002. He held a position at a private equity firm from 1999 to 2002. Prior to 1999 he was an analyst at another investment firm. Mr. DiDomenico holds a MBA from Stanford University as well as a BA in Political Science from the Harvard University.


There are no disclosable limitations on his role.



ANDREW WELLINGTON . Portfolio Manager, Neuberger Berman, since 2001. Mr. Wellington earned a BS from the University of Pennsylvania, Wharton School of Business. He has 12 years of industry experience.


There are no disclosable limitations on his role.

SUB-ADVISOR: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal has been active in retirement plan investing since 1941 and has sub-advised mutual fund assets since 1969. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. As of December 31, 2004, Principal, together with its affiliated asset management companies, had approximately $137.8 billion in asset under management. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Capital Value                John Pihlblad
           Diversified International    Paul H. Blankenhagen
                                        Juliet Cohn
                                        Christopher Ibach
           Government Securities        Brad Fredericks
                                        Lisa Stange
           International SmallCap       Brian W. Pattinson
           Limited Term Bond            Zeid Ayer
                                        Craig Dawson
                                        Martin J. Schafer
           MidCap                       K. William Nolin
           SmallCap                     Todd Sanders




ZEID AYER, PH.D., CFA . Mr. Ayer joined Principal in 2001 and is a senior research analyst and co-manager of the Ultra Short Fixed Income portfolios. He is the global sector head for asset-backed securities (ABS) and non-agency mortgage-backed securities (MBS). Mr. Ayer is also the primary analyst responsible for mortgage-related ABS and non-agency MBS investments. Previously, he was assistant vice president at PNC Financial Services Group. He earned a PhD in Physics from the University of Notre Dame, an MS in Computational Finance from Carnegie Mellon University and a Bachelor's degree in Physics from St. Xavier's College, Bombay University. He has earned the right to use the Chartered Financial Analyst designation.


There are no disclosable limitations on his role.



PAUL H. BLANKENHAGEN, CFA . Mr. Blankenhagen is a portfolio manager at Principal Global Investors. He is responsible for developing portfolio strategy and leading the ongoing management of core international equity portfolios including developed markets portfolios and broad market portfolios. Mr. Blankenhagen is also active in research with an emphasis on the banking and media industries. He joined the firm in 1992 and has been a member of the international equity team since 1995. He was named a portfolio manager in 2000. Mr. Blankenhagen received a Master's degree from Drake University and a Bachelor's degree in Finance from Iowa State University. He holds the Chartered Financial Analyst designation, and is a member of the Association for Investment Management and Research (AIMR) and the Iowa Society of Financial Analysts.


There are no disclosable limitations on his role.



JULIET COHN . Ms. Cohn is a portfolio manager at Principal Global Investors. Prior to joining the firm in 2003, she served as a director and senior portfolio manager at Allianz Dresdner Asset Management, managing both retail and institutional European accounts. Prior to that, she was a fund manager at London firms Capel Cure Myers and Robert Fleming. She earned a bachelor's degree in Mathematics from Trinity College Cambridge England.

There are no disclosable limitations on her role.



CRAIG DAWSON, CFA . Mr. Dawson joined Principal in 1998 and became a portfolio manager in 2002. He manages ultra short, high quality short, stable value and global strategic income portfolios. He previously managed corporate bond portfolios and multi-sector portfolios. He earned an MBA and a Bachelor's degree in Finance from the University of Iowa. Mr. Dawson has earned the right to use the Chartered Financial Analyst designation.


There are no disclosable limitations on his role.



BRAD FREDERICKS. . Mr. Fredericks' responsibilities include general portfolio overview with specific emphasis on structured securities. He joined the firm in 1998 as a financial accountant and moved to his current position in 2002. Prior to that, Mr. Fredericks was an assistant trader at Norwest Mortgage. He received a bachelor's degree in finance from Iowa State University. Mr. Frederick is a Level I candidate for the CFA program and a Fellow of the Life Management Institute (FLMI).


There are no disclosable limitations on his role.



CHRISTOPHER IBACH, CFA . Mr. Ibach joined Principal in 2000 and is an associate portfolio manager and equity research analyst. He specializes in the analysis of international technology companies and is also responsible for coordinating portfolio rebalancing and the application of Principal's Global Research Platform. Previously, he was with Motorola, Inc. Mr. Ibach earned an MBA in Finance and a Bachelor's degree in Electrical Engineering from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.


There are no disclosable limitations on his role.



K. WILLIAM NOLIN, CFA . Mr. Nolin has managed the domestic mid-cap equity portfolios since 1999. His expertise is grounded in the telecommunications, media & entertainment, lodging and consumer non-durables sectors. Mr. Nolin joined the Principal Financial Group in 1993 as an investment credit analyst. He earned his MBA from the Yale School of Management and his Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



BRIAN W. PATTINSON, CFA . Mr. Pattinson is a portfolio manager at Principal. He performs international security analysis and strategy development for the firm's core international equity research effort and also specializes in the information technology and telecommunication sectors. He joined Principal in 1994. Mr. Pattinson earned his MBA and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



JOHN PIHLBLAD, CFA . Mr. Pihlblad is director of quantitative portfolio management for Principal. He has over 24 years experience in creating and managing quantitative investment systems. Prior to joining Principal in 2000, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He received his BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.



TODD SANDERS, CFA . Mr. Sanders is an equity analyst for Principal focused on quantitative research. He joined the firm in 1998. Previously, he was an investment analyst for NISA Investment Advisors and in credit analysis/risk management with the U.S. Central Credit Union. He received an MBA in Finance from Washington University and a Bachelor's degree in Finance/Economics from the University of Missouri-Columbia. He is a member of the International Association of Financial Engineers (IAFE), the Global Association of Risk Professionals
(GARP) and the Association of Investment Management and Research (AIMR). He has earned the right to use the Chartered Financial Analyst designation.



MARTIN J. SCHAFER . Mr. Schafer is a portfolio manager for Principal specializing in managing mortgage-backed securities and high quality short, intermediate and long duration portfolios. Mr. Schafer joined the firm in 1977. In the early 1980s, he developed the firm's secondary mortgage marketing operation and in 1984, he assumed portfolio management responsibility for its residential mortgage portfolio. He began managing mutual fund assets in 1985 and institutional portfolios in 1992. Mr. Schafer holds a Bachelor's degree in Accounting and Finance from the University of Iowa.


There are no disclosable limitations on his role.



LISA A. STANGE, CFA . Ms. Stange is a portfolio manager and strategist for Principal. She is integrally involved in the formulation of broad investment strategy, quantitative research and product development. She joined the firm in 1989. Ms. Stange received an MBA and a bachelor's degree from the University of Iowa. She holds the Chartered Financial Analyst designation and is a member of the Iowa Society of Financial Analysts and the CFA Institute.


There are no disclosable limitations on her role.


SUB-ADVISOR: T. Rowe Price Associates, Inc. ("T. Rowe Price"), a wholly-owned subsidiary of T. Rowe Price Group, Inc., a financial services holding company, has over 68 years of investment management experience. Together with its affiliates, T. Rowe Price had approximately $235.2 billion in assets under management as of December 31, 2004. T. Rowe Price is located at 100 East Pratt Street, Baltimore, MD 21202.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Equity Growth                Robert W. Sharps
           LargeCap Blend               William J. Stromberg
                                        Richard T. Whitney




ROBERT W. SHARPS, CFA, CPA . Mr. Sharps is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price. He is also a Portfolio Manager with the Large-Cap Growth Strategy Team in the Equity Division. Prior to joining the firm in 1997, Mr. Sharps was a Senior Consultant at KPMG Peat Marwick. He earned a BS, summa cum laude, in Accounting from Towson University and an MBA in Finance from the Wharton School, University of Pennsylvania. He has also earned the Chartered Financial Analyst and Certified Public Accountant accreditations.



WILLIAM J. STROMBERG, CFA . Mr. Stromberg is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price, Director of Global Equity Research, and a member of the firm's Equity and International Steering Committees. Prior to joining the firm in 1987, he was employed as a Systems Engineer for the Westinghouse Defense and Electronics Center. He earned a BA from Johns Hopkins University and an MBA from Tuck School of Business at Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation.


Mr. Stromberg serves as a portfolio coordinator for the Fund. Instead of making stock selection decisions, he is responsible for ensuring adherence to portfolio constraints and risk controls, along with managing inter-analyst activity. As the lead portfolio coordinator, Mr. Stromberg has ultimate accountability for the Fund.



RICHARD T. WHITNEY, CFA . Mr. Whitney is a Vice President of T. Rowe Price Group, Inc. and T. Rowe Price, Director of the firm's Quantitative Equity Group and member of the Equity Steering Committee. Prior to joining the firm in 1985, Mr. Whitney was employed by the Chicago Board of Trade and IBM. He earned a BS and an MEE in Electrical Engineering from Rice University and an MBA from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation.


Mr. Whitney serves as a portfolio coordinator for the Fund. Instead of making stock selection decisions, they are responsible for ensuring adherence to portfolio constraints and risk controls, along with managing inter-analyst activity.

SUB-ADVISOR: UBS Global Asset Management (Americas) Inc., a Delaware corporation located at 1 North Wacker, Chicago, IL 60606 ("UBS Global AM"), is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the "Group") of UBS AG. As of December 31, 2004, UBS Global AM managed approximately $61.3 billion in assets and the Group managed approximately $527.4 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Growth              Investment decisions for the
                                        Fund are made by investment
                                        management teams at UBS Global
                                        AM, including Paul A. Graham,
                                        Jr. and David N. Wabnik. No
                                        member of the investment
                                        management team is primarily
                                        responsible for making
                                        recommendations for portfolio
                                        purchases.




PAUL A. GRAHAM, JR., CFA . Mr. Graham joined UBS Global AM in 1994 and has had portfolio management responsibilities since 1994. Mr. Graham is Managing Director, Co-Head of U.S. Small Cap Growth Equity. For eight years prior to joining the firm, he served as a small cap portfolio manager and research analyst at Value Line Asset Management. Mr. Graham received his BA from Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.


There are no disclosable limitations on his role.



DAVID N. WABNIK . Mr. Wabnik joined UBS Global AM in 1995 and has been a portfolio manager since 1995. Mr. Wabnik is Executive Director, Co-Head of U.S. SmallCap Growth Equity. For four years prior to joining the firm, he served as a small cap portfolio manager/senior research analyst at Value Line Asset Management. Mr. Wabnik received his BS from Binghamton University and his MBA from Columbia Business School. He has completed the Certified Financial Analyst Level I exams.


There are no disclosable limitations on his role.


DUTIES OF THE MANAGER AND SUB-ADVISOR
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Account's investment objective and policies. Within the scope of the approved investment program, the Manager or Sub-Advisor advises the Account on its investment policy and determines which securities are bought or sold, and in what amounts.

FEES PAID TO THE MANAGER
The Manager is paid a fee by each Account for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 2004 was:

      Bond                         0.46%     Limited Term Bond         0.50%
      Capital Value                0.60%     MidCap                    0.58%
      Diversified International    0.85%     MidCap Growth             0.90%
      Equity Growth                0.76%     MidCap Value              1.05%
      Government Securities        0.44%     Money Market              0.48%
      Growth                       0.60%     Real Estate Securities    0.90%
      International SmallCap       1.20%     SmallCap                  0.85%
      LargeCap Blend               0.75%     SmallCap Growth           1.00%
      LargeCap Growth Equity       1.00%     SmallCap Value            1.10%
      LargeCap Value               0.75%

FEES PAID TO THE SUB-ADVISOR
The Sub-Advisor fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 2004 was:

      Bond                         0.10%     Limited Term Bond         0.10%
      Capital Value                0.13%     MidCap                    0.14%
      Diversified International    0.11%     MidCap Growth             0.38%
      Equity Growth                0.31%     MidCap Value              0.49%
      Government Securities        0.11%     Money Market              0.08%
      Growth                       0.12%     Real Estate Securities    0.54%
      International SmallCap       0.49%     SmallCap                  0.20%
      LargeCap Blend               0.34%     SmallCap Growth           0.55%
      LargeCap Growth Equity       0.40%     SmallCap Value            0.58%
      LargeCap Value               0.32%






The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors without obtaining shareholder approval. For any Account that is relying on that order, the Manager may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of these Accounts due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. No Account will rely on the order until it receives approval from its shareholders or, in the case of a new Account, the Account's sole initial shareholder before the Account is available to the public, and the Fund states in its prospectus that it intends to rely on the order.
The Equity Growth, LargeCap Blend, LargeCap Growth Equity, LargeCap Value, MidCap Growth, MidCap Value, SmallCap Growth and SmallCap Value Accounts have received the necessary shareholder approval and intend to rely on the order.

GENERAL INFORMATION ABOUT AN ACCOUNT

FREQUENT TRADING AND MARKET-TIMING (ABUSIVE TRADING PRACTICES) The Accounts of the Principal Variable Contracts Fund are not designed for frequent trading or market timing activity. The Fund has adopted fair valuation procedures to be used in the case of significant events, including broad market movements, occuring after the close of a foreign market in which securities are traded. The procedures will be followed if the Manager believes the events will impact the value of the foreign securities. These procedures are intended to discourage market timing transactions in shares of the Accounts.


The Accounts do not knowingly accommodate frequent purchases and redemptions "excessive trading" of Fund shares by investors. If you intend to trade frequently and/or use market timing investment strategies, do not purchase these Accounts. The Company does not accommodate market timing.


Excessive trading activites can:
.. Disrupt the management of the Accounts by;
  . forcing the Account to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the Account; and
  . causing unplanned portfolio turnover; . Hurt the portfolio performance of the Account; and . Increase expenses of the Account due to;
  . increased broker-dealer commissions; and . increased recordkeeping and related costs.
If we are not able to identify such excessive trading practices, the Accounts may be negatively impacted and may cause the investors to suffer the harms described..


Certain Accounts may be at greater risk for abusive trading practices. For example, those Accounts that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage. This risk is particularly relevant to the Diversified International, International Emerging Markets and International SmallCap Accounts but does apply to the purchase of foreign securities by any Account.




As the Accounts of the Principal Variable Contracts Fund are only available through variable annuity or variable life contracts, the Principal Variable Contracts Fund must rely on Principal Life (as sponsor of the variable contract) to monitor customer trading activity to identify and take action against excessive trading. There can be no certainty that Principal Life will identify and prevent excessive trading in all instances. When Principal Life identifies excessive trading, Principal Life will act to curtail such trading in a fair and uniform manner.


If Principal Life, or the Principal Variable Contracts Fund, deem excessive trading practices to be occurring, Principal Life will take action that may include, but is not limited to:
.. Rejecting exchange instructions from shareholder or other person authorized by the shareholder to direct exchanges;
.. Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S. mail only and disallowing requests made via the internet, by facsimile, by overnight courier or by telephone;
.. Limiting the dollar amount of an exchange and/or the number of exchanges during a year;
.. Requiring a holding period of a minimum of 30 days before permitting exchanges among the Accounts where there is evidence of at least one round-trip exchange (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption); and
.. Taking such other action as directed by the Principal Variable Contracts Fund.


The Principal Variable Contracts Fund has reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, Principal Life will reverse an exchange (within three business days of the exchange) and return the account holdings to the positions held prior to the exchange. Principal Life will give you notice in writing in this instance.

ELIGIBLE PURCHASERS
Only certain eligible purchasers may buy shares of the Accounts. Eligible purchasers are limited to 1) separate accounts of Principal Life or of other insurance companies, 2) Principal Life or any of its subsidiaries or affiliates,
3) trustees of other managers of any qualified profit sharing, incentive or bonus plan established by Principal Life or any of its subsidiaries or affiliates for employees of such company, subsidiary or affiliate. Such trustees or managers may buy Account shares only in their capacities as trustees or managers and not for their personal accounts. The Board of Directors of the Fund reserves the right to broaden or limit the designation of eligible purchaser.

Each Account serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Principal Life. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Accounts at the same time. Although neither Principal Life nor the Fund currently foresees any such disadvantage, the Fund's Board of Directors monitors events in order to identify any material conflicts between such policy owners and contract holders. Material conflict could result from, for example, 1) changes in state insurance laws, 2) changes in Federal income tax law, 3) changes in the investment management of an Account, or 4) differences in voting instructions between those given by policy owners and those given by contract holders. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Account shares by one or more of the separate accounts which could have adverse consequences.


SHAREHOLDER RIGHTS
The following information applies to each Account of the Principal Variable Contracts Fund, Inc. Each Account share is eligible to vote, either in person or by proxy, at all shareholder meetings for that Account. This includes the right to vote on the election of directors, selection of independent auditors and other matters submitted to meetings of shareholders of the Account. Each share has equal rights with every other share of the Account as to dividends, earnings, voting, assets and redemption. Shares are fully paid, non-assessable and have no preemptive or conversion rights. Shares of an Account are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of the Fund may remove any director with or without cause by the vote of a majority of the votes entitled to be case at a meeting of all Account shareholders.

The bylaws of the Fund provide that the Board of Directors of the Fund may increase or decrease the aggregate number of shares that the Fund has the authority to issue, without a shareholder vote.


The bylaws of the Fund also provide that the Fund does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the Investment Company Act of 1940: election of directors; approval of an investment advisory agreement; ratification of the selection of independent auditors; and approval of the distribution agreement. The Fund intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.


Shareholder inquiries should be directed to: Principal Variable Contracts Fund, Inc., Principal Financial Group, Des Moines, Iowa 50392-2080.


NON-CUMULATIVE VOTING
The Fund's shares have non-cumulative voting rights. This means that the holders of more than 50% of the shares voting for the election of directors of the Fund can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any directors.

Principal Life votes each Account's shares allocated to each of its separate accounts registered under the Investment Company Act of 1940 and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating that separate account. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account's shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Account shares in its own right.


PURCHASE OF ACCOUNT SHARES
Shares are purchased from Princor Financial Services Corporation, the Fund's principal underwriter. There are no sales charges on shares of the Accounts, however, your variable contract may impose a charge. There are no restrictions on amounts to be invested in shares of the Accounts.

Shareholder accounts for each Account are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Account as evidence of ownership of Account shares. Share certificates are not issued.


SALE OF ACCOUNT SHARES
This section applies to eligible purchasers other than the separate accounts of Principal Life and its subsidiaries.

Each Account sells its shares upon request. There is no charge for the sale. A shareholder sends a written request to the Account requesting the sale of any part or all of the shares. The letter must be signed exactly as the account is registered. If payment is to be made to the registered shareholder or joint shareholder, the Account does not require a signature guarantee. If payment is to be made to another party, the shareholder's signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan association, national securities exchange member or brokerage firm. Shares are redeemed at the net asset value per share next computed after the request is received by the Account in proper and complete form.


Sales proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended during any period when 1) trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for other than weekends and holidays, or 2) an emergency exists, as determined by the SEC, as a result of which a) disposal by a fund of securities owned by it is not reasonably practicable, b) it is not reasonably practicable for a fund to fairly determine the value of its net assets, or c) the SEC permits suspension for the protection of security holders.


If payments are delayed and the instruction is not canceled by the shareholder's written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay. The transaction occurs within five days thereafter.


In addition, payments on surrenders attributable to a premium payment made by check may be delayed up to 15 days. This permits payment to be collected on the check.


RESTRICTED TRANSFERS
Shares of each of the Accounts may be transferred to an eligible purchaser. However, if an Account is requested to transfer shares to other than an eligible purchaser, the Account has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Account must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven-day period.

FINANCIAL STATEMENTS
You will receive an annual financial statement for the Fund, audited by the Fund's independent registered public accounting firm, Ernst & Young LLP. That report is a part of this prospectus. You will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from audited financial statements that were audited by Ernst & Young LLP.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2004       2003       2002        2001           2000
                            ----       ----       ----        ----           ----
BOND ACCOUNT
------------
Net Asset Value,
 Beginning of Period..    $12.31     $12.32     $11.84      $11.78         $10.89
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.51       0.52       0.51       0.56/(c)/       0.85
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.08       0.02       0.54       0.35/(c)/       0.04
                            ----       ----       ----       ----            ----
 Total From Investment
            Operations      0.59       0.54       1.05        0.91           0.89
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.59)     (0.55)     (0.57)      (0.85)            --
    ----                   -----      -----      -----       -----
   Total Dividends and
         Distributions     (0.59)     (0.55)     (0.57)      (0.85)            --
    ----                   -----      -----      -----       -----
Net Asset Value, End
 of Period............    $12.31     $12.31     $12.32      $11.84         $11.78
                          ======     ======     ======      ======         ======
Total Return /(a)/ ...      4.98%      4.59%      9.26%       8.12%          8.17%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $286,684   $263,435   $232,839    $166,658       $116,216
 Ratio of Expenses to
  Average Net Assets..      0.47%      0.47%      0.49%       0.50%          0.51%
 Ratio of Net
  Investment Income to
  Average Net Assets..      4.23%      4.32%      5.02%       5.73%/(c)/     7.47%
 Portfolio Turnover
  Rate................     143.6%      82.1%      63.3%      146.1%          81.5%

                            2004       2003       2002        2001           2000
                            ----       ----       ----        ----           ----
CAPITAL VALUE ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $29.23     $23.60     $27.78      $30.72         $30.74
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.44       0.38       0.39        0.34           0.50
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      3.17       5.63      (4.18)      (2.80)          0.13
                            ----       ----      -----       -----           ----
 Total From Investment
            Operations      3.61       6.01      (3.79)      (2.46)          0.63
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.45)     (0.38)     (0.39)      (0.34)         (0.50)
 Distributions from
  Realized Gains......        --         --         --       (0.14)         (0.15)
    ----                                                     -----          -----
   Total Dividends and
         Distributions     (0.45)     (0.38)     (0.39)      (0.48)         (0.65)
                           -----      -----      -----       -----          -----
Net Asset Value, End
 of Period............    $32.39     $29.23     $23.60      $27.78         $30.72
                          ======     ======     ======      ======         ======
Total Return /(a)/ ...     12.36%     25.49%    (13.66)%     (8.05)%         2.16%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $265,580   $248,253   $206,541    $254,484       $283,325
 Ratio of Expenses to
  Average Net Assets..      0.60%      0.61%      0.61%       0.61%          0.60%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      0.60%      0.61%      0.61%         --             --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.47%      1.47%      1.45%       1.20%          1.54%
 Portfolio Turnover
  Rate................     183.3%     125.7%     142.6%       91.7%         141.8%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without fees paid indirectly.
/(c) /Effective January 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains/losses per share by $.01, and decrease the ratio of net investment income to average net assets by .08%. Financial highlights for prior periods have not been restated to reflect this change in presentation.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2004       2003       2002        2001        2000
                            ----       ----       ----        ----        ----
EQUITY GROWTH ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $14.73     $11.74     $16.29      $20.37      $23.89
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.09       0.06       0.03        0.01        0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.28       2.99      (4.54)      (2.82)      (2.73)
                            ----       ----      -----       -----       -----
 Total From Investment
            Operations      1.37       3.05      (4.51)      (2.81)      (2.71)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.08)     (0.06)     (0.04)      (0.02)         --
 Distributions from
  Realized Gains......        --         --         --       (1.25)      (0.81)
    ----                                                     -----       -----
   Total Dividends and
         Distributions     (0.08)     (0.06)     (0.04)      (1.27)      (0.81)
                           -----      -----      -----       -----       -----
Net Asset Value, End
 of Period............    $16.02     $14.73     $11.74      $16.29      $20.37
                          ======     ======     ======      ======      ======
Total Return /(a)/ ...      9.33%     25.95%    (27.72)%    (14.86)%    (11.71)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $280,700   $272,831   $219,044    $334,401    $383,139
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............      0.72%      0.74%      0.77%       0.75%       0.73%
 Ratio of Gross
  Expenses to Average
  Net Assets..........      0.77%      0.77%        --          --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.59%      0.47%      0.19%       0.06%       0.08%
 Portfolio Turnover
  Rate................     147.7%     130.9%     138.8%       88.8%       69.1%

                            2004       2003       2002        2001        2000
                            ----       ----       ----        ----        ----
GOVERNMENT SECURITIES ACCOUNT
-----------------------------
Net Asset Value,
 Beginning of Period..    $11.77     $12.00     $11.58      $11.43      $10.26
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.44       0.45       0.43        0.51        0.69
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.04)     (0.24)      0.55        0.32        0.48
                           -----      -----       ----        ----        ----
 Total From Investment
            Operations      0.40       0.21       0.98        0.83        1.17
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.53)     (0.44)     (0.52)      (0.68)         --
 Distributions from
  Realized Gains......        --         --      (0.04)         --          --
    ----                                         -----
   Total Dividends and
         Distributions     (0.53)     (0.44)     (0.56)      (0.68)         --
    ----                   -----      -----      -----       -----
Net Asset Value, End
 of Period............    $11.64     $11.77     $12.00      $11.58      $11.43
                          ======     ======     ======      ======      ======
Total Return /(a)/ ...      3.56%      1.84%      8.80%       7.61%      11.40%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $334,034   $368,564   $342,001    $193,254    $127,038
 Ratio of Expenses to
  Average Net Assets..      0.44%      0.44%      0.47%       0.49%       0.51%
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.82%      3.83%      4.87%       5.63%       6.33%
 Portfolio Turnover
  Rate................      67.2%     110.4%      33.8%       45.9%        4.3%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without fees paid indirectly.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2004       2003       2002        2001        2000
                            ----       ----       ----        ----        ----
GROWTH ACCOUNT
--------------
Net Asset Value,
 Beginning of Period..    $10.95      $8.68     $12.24      $16.43      $23.56
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.07       0.03       0.02          --       (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.95       2.26      (3.58)      (4.19)      (2.29)
                            ----       ----      -----       -----       -----
 Total From Investment
            Operations      1.02       2.29      (3.56)      (4.19)      (2.31)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.03)     (0.02)        --          --          --
 Distributions from
  Realized Gains......        --         --         --          --       (4.82)
   -----                                                                 -----
   Total Dividends and
         Distributions     (0.03)     (0.02)        --          --       (4.82)
   ----                    -----      -----                              -----
Net Asset Value, End
 of Period............    $11.94     $10.95      $8.68      $12.24      $16.43
                          ======     ======      =====      ======      ======
Total Return /(a)/ ...      9.38%     26.46%    (29.07)%    (25.50)%    (10.15)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $134,956   $141,107   $124,079    $209,879    $294,762
 Ratio of Expenses to
  Average Net Assets..      0.60%      0.61%      0.61%       0.61%       0.60%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      0.60%      0.61%      0.61%         --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.67%      0.35%      0.18%       0.02%      (0.13)%
 Portfolio Turnover
  Rate................     122.4%      40.8%      27.3%       39.0%       83.5%

                            2004       2003       2002        2001        2000
                            ----       ----       ----        ----        ----
INTERNATIONAL ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $11.48      $8.78     $10.51      $13.90      $15.95
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.17       0.13       0.10        0.09        0.10
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.22       2.67      (1.78)      (3.46)      (1.48)
                            ----       ----      -----       -----       -----
 Total From Investment
            Operations      2.39       2.80      (1.68)      (3.37)      (1.38)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.12)     (0.10)     (0.05)      (0.02)      (0.08)
 Distributions from
  Realized Gains......        --         --         --          --       (0.59)
   ----                                                                  -----
   Total Dividends and
         Distributions     (0.12)     (0.10)     (0.05)      (0.02)      (0.67)
                           -----      -----      -----       -----       -----
Net Asset Value, End
 of Period............    $13.75     $11.48      $8.78      $10.51      $13.90
                          ======     ======      =====      ======      ======
Total Return /(a)/ ...     21.03%     32.33%    (16.07)%    (24.27)%     (8.34)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $226,753   $167,726   $119,222    $145,848    $190,440
 Ratio of Expenses to
  Average Net Assets..      0.96%      0.92%      0.92%       0.92%       0.90%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      0.97%      0.93%      0.93%         --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.39%      1.33%      1.03%       0.78%       0.81%
 Portfolio Turnover
  Rate................     170.1%     111.5%      82.2%       84.3%       99.9%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without fees paid indirectly.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2004      2003      2002           2001       2000
                           ----      ----      ----           ----       ----
INTERNATIONAL SMALLCAP ACCOUNT
------------------------------
Net Asset Value,
 Beginning of Period..   $13.73     $9.06    $10.84         $13.87     $16.66
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.11      0.10      0.08           0.04      (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     4.00      4.72     (1.83)         (3.07)     (1.89)
                           ----      ----     -----          -----      -----
 Total From Investment
            Operations     4.11      4.82     (1.75)         (3.03)     (1.93)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.12)    (0.15)    (0.03)            --         --
 Distributions from
  Realized Gains......       --        --        --             --      (0.86)
  ----                                                                  -----
   Total Dividends and
         Distributions    (0.12)    (0.15)    (0.03)            --      (0.86)
  ----                    -----     -----     -----                     -----
Net Asset Value, End
 of Period............   $17.72    $13.73     $9.06         $10.84     $13.87
                         ======    ======     =====         ======     ======
Total Return /(a)/ ...    30.20%    54.15%   (16.20)%       (21.85)%   (11.50)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $99,833   $66,242   $38,912        $43,674    $50,023
 Ratio of Expenses to
  Average Net Assets..     1.30%     1.33%     1.31%          1.41%      1.44%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.31%     1.33%     1.32%            --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.75%     1.00%     0.77%          0.32%     (0.26)%
 Portfolio Turnover
  Rate................    140.6%    128.9%     73.6%         123.8%     292.7%

                           2004      2003     2002/(D)/
                           ----      ----     ----
LARGECAP BLEND ACCOUNT
----------------------
Net Asset Value,
 Beginning of Period..   $10.37     $8.43    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.13      0.10      0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.92      1.90     (1.57)
                           ----      ----     -----
 Total From Investment
            Operations     1.05      2.00     (1.55)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.11)    (0.06)    (0.02)
 Distributions from
  Realized Gains......    (0.58)       --        --
  ----                    -----
   Total Dividends and
         Distributions    (0.69)    (0.06)    (0.02)
                          -----     -----     -----
Net Asset Value, End
 of Period............   $10.73    $10.37     $8.43
                         ======    ======     =====
Total Return /(a)/ ...    10.36%    23.76%   (15.47)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $90,751   $54,632   $13,927
 Ratio of Expenses to
  Average Net Assets..     0.76%     0.80%     1.00%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     0.78%     0.83%     1.10%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.23%     1.08%     0.86%/(f)/
 Portfolio Turnover
  Rate................     75.6%     56.2%     49.1%/(f)/



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without fees paid indirectly.
/(c) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit.  The expense limit ceased on May 1, 2004.
/(d) /Period from May 1, 2002, date operations commenced, through December 31,
  2002.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2004      2003       2002          2001      2000/(G)/
                           ----      ----       ----          ----      ----
LARGECAP GROWTH EQUITY ACCOUNT
------------------------------
Net Asset Value,
 Beginning of Period..    $4.47     $3.63      $5.44         $7.78     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.01        --      (0.02)        (0.03)        --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.13      0.84      (1.79)        (2.31)     (2.22)
                           ----      ----      -----         -----      -----
 Total From Investment
            Operations     0.14      0.84      (1.81)        (2.34)     (2.22)

Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)       --         --            --         --
 -----                    -----
   Total Dividends and
         Distributions    (0.01)       --         --            --         --
 -----                    -----
Net Asset Value, End
 of Period............    $4.60     $4.47      $3.63         $5.44      $7.78
                          =====     =====      =====         =====      =====
Total Return /(a)/ ...     3.16%    23.14%    (33.27)%      (30.08)%   (22.22)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $31,179   $24,677     $5,572        $5,172     $4,233
 Ratio of Expenses to
  Average Net Assets..     1.04%     1.16%      1.05%         1.10%      1.04%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.05%     1.19%      1.09%         1.11%      1.35%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.28%    (0.13)%    (0.49)%       (0.62)%    (0.22)%/(f)/
 Portfolio Turnover
  Rate................    141.8%     51.1%     183.8%        121.2%     217.6%/(f)/

                           2004      2003      2002/(D)/
                           ----      ----      ----
LARGECAP VALUE  ACCOUNT
-----------------------
Net Asset Value,
 Beginning of Period..   $10.80     $8.52     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.19      0.16       0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.22      2.23      (1.48)
                           ----      ----      -----
 Total From Investment
            Operations     1.41      2.39      (1.42)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.16)    (0.11)     (0.06)
 Distributions from
  Realized Gains......    (0.17)       --         --
  ----                    -----
   Total Dividends and
         Distributions    (0.33)    (0.11)     (0.06)
                          -----     -----      -----
Net Asset Value, End
 of Period............   $11.88    $10.80      $8.52
                         ======    ======      =====
Total Return /(a)/ ...    13.09%    28.05%    (14.24)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $80,721   $47,221    $13,186
 Ratio of Expenses to
  Average Net Assets..     0.75%     0.74%      0.96%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     0.76%     0.79%      1.00%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.65%     1.77%      1.79%/(f)/
 Portfolio Turnover
  Rate................     23.2%     17.1%       5.9%/(f)/



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit.  The expense limit ceased on May 1, 2002.
/(c) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit.  The expense limit ceased on May 1, 2004.
/(d) /Period from May 1, 2002, date operations commenced, through December 31,
  2002.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
/(g) /Period from October 24, 2000, date shares first offered, through December
  31, 2000.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2004      2003/(D)/
                            ----      ----
LIMITED TERM BOND ACCOUNT
-------------------------
Net Asset Value,
 Beginning of Period..     $9.99     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.25       0.13
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.12)     (0.05)
                           -----      -----
 Total From Investment
            Operations      0.13       0.08
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --      (0.09)
   ----                               -----
   Total Dividends and
         Distributions        --      (0.09)
   ----                               -----
Net Asset Value, End
 of Period............    $10.12      $9.99
                          ======      =====
Total Return /(a)/ ...      1.30%      0.78%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $56,241    $20,552
 Ratio of Expenses to
  Average Net Assets..      0.53%      0.57%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...        --       0.57%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.53%      2.15%/(f)/
 Portfolio Turnover
  Rate................      34.8%       5.0%/(f)/

                            2004       2003          2002        2001         2000
                            ----       ----          ----        ----         ----
MIDCAP ACCOUNT
--------------
Net Asset Value,
 Beginning of Period..    $37.56     $28.54        $32.09      $34.47       $36.90
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.39       0.35          0.30        0.24         0.10
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      6.05       9.01         (3.08)      (1.50)        4.76
                            ----       ----         -----       -----         ----
 Total From Investment
            Operations      6.44       9.36         (2.78)      (1.26)        4.86
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.39)     (0.34)        (0.30)      (0.24)       (0.10)
 Distributions from
  Realized Gains......     (3.98)        --         (0.47)      (0.88)       (7.19)
   ----                    -----                    -----       -----        -----
   Total Dividends and
         Distributions     (4.37)     (0.34)        (0.77)      (1.12)       (7.29)
                           -----      -----         -----       -----        -----
Net Asset Value, End
 of Period............    $39.63     $37.56        $28.54      $32.09       $34.47
                          ======     ======        ======      ======       ======
Total Return /(a)/ ...     17.76%     32.81%        (8.75)%     (3.71)%      14.59%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $395,304   $334,204      $248,986    $278,707     $286,681
 Ratio of Expenses to
  Average Net Assets..      0.59%      0.61%         0.62%       0.62%        0.62%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...      0.59%      0.61%         0.62%         --           --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.02%      1.09%         0.98%       0.77%        0.28%
 Portfolio Turnover
  Rate................      38.9%      44.9%         67.9%       73.6%       139.6%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without the Manager's voluntary expense limit.  The expense limit ceased on May 1, 2004.
/(c) /Expense ratio without fees paid indirectly.
/(d) /Period from May 1, 2003, date operations commenced, through December 31,
  2003.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2004       2003       2002       2001        2000
                           ----       ----       ----       ----        ----
MIDCAP GROWTH ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $8.80      $6.26      $8.49     $10.46      $10.66
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.03)     (0.03)     (0.04)     (0.05)       0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.07       2.57      (2.19)     (1.68)       0.77
                           ----       ----      -----      -----        ----
 Total From Investment
            Operations     1.04       2.54      (2.23)     (1.73)       0.79
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --         --         --         --       (0.02)
 Distributions from
  Realized Gains......       --         --         --      (0.24)      (0.97)
  ----                                                     -----       -----
   Total Dividends and
         Distributions       --         --         --      (0.24)      (0.99)
  ----                                                     -----       -----
Net Asset Value, End
 of Period............    $9.84      $8.80      $6.26      $8.49      $10.46
                          =====      =====      =====      =====      ======
Total Return /(a)/ ...    11.82%     40.58%    (26.27)%   (16.92)%      8.10%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $59,674    $54,288    $21,934    $27,838     $25,924
 Ratio of Expenses to
  Average Net Assets..     0.86%      0.91%      0.91%      0.97%       0.96%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     0.92%      0.94%      0.92%        --        1.01%
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.30)%    (0.39)%    (0.55)%    (0.66)%      0.27%
 Portfolio Turnover
  Rate................     47.7%      67.5%      43.1%      55.2%      161.9%

                           2004       2003       2002       2001        2000
                           ----       ----       ----       ----        ----
MIDCAP VALUE ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..   $14.13     $10.48     $11.68     $12.57      $11.11
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.02       0.01         --       0.01          --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     3.10       3.81      (1.16)     (0.35)       3.12
                           ----       ----      -----      -----        ----
 Total From Investment
            Operations     3.12       3.82      (1.16)     (0.34)       3.12
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)     (0.01)        --      (0.01)         --
 Distributions from
  Realized Gains......    (1.86)     (0.16)     (0.04)     (0.54)      (1.66)
                          -----      -----      -----      -----       -----
   Total Dividends and
         Distributions    (1.87)     (0.17)     (0.04)     (0.55)      (1.66)
                          -----      -----      -----      -----       -----
Net Asset Value, End
 of Period............   $15.38     $14.13     $10.48     $11.68      $12.57
                         ======     ======     ======     ======      ======
Total Return /(a)/ ...    22.67%     36.49%     (9.96)%    (2.58)%     31.05%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $78,166    $52,054    $24,766    $11,778      $7,739
 Ratio of Expenses to
  Average Net Assets..     1.05%      1.05%      1.04%      1.36%       1.20%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.08%      1.08%      1.10%        --        1.29%
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.11%      0.11%      0.03%      0.12%       0.02%
 Portfolio Turnover
  Rate................     59.2%      55.5%      75.3%     208.8%      233.2%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit. The expense limit ceased on January 1, 2001.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2004       2003       2002       2001       2000
                            ----       ----       ----       ----       ----
MONEY MARKET ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..    $1.000     $1.000     $1.000     $1.000     $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.009      0.007      0.014      0.039      0.059
                           -----      -----      -----      -----      -----
 Total From Investment
            Operations     0.009      0.007      0.014      0.039      0.059
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.009)    (0.007)    (0.014)    (0.039)    (0.059)
                          ------     ------     ------     ------     ------
   Total Dividends and
         Distributions    (0.009)    (0.007)    (0.014)    (0.039)    (0.059)
                          ------     ------     ------     ------     ------
Net Asset Value, End
 of Period............    $1.000     $1.000     $1.000     $1.000     $1.000
                          ======     ======     ======     ======     ======
Total Return /(a)/ ...      0.92%      0.74%      1.42%      3.92%      6.07%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $140,553   $151,545   $201,455   $180,923   $114,710
 Ratio of Expenses to
  Average Net Assets..      0.49%      0.49%      0.49%      0.50%      0.52%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.91%      0.74%      1.40%      3.70%      5.88%

                            2004       2003       2002       2001       2000
                            ----       ----       ----       ----       ----
REAL ESTATE SECURITIES ACCOUNT
------------------------------
Net Asset Value,
 Beginning of Period
 /(b)/ ...............    $14.90     $11.24     $10.77     $10.29      $8.20
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.39       0.49       0.35       0.42       0.44
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      4.66       3.87       0.48       0.47       2.09
                            ----       ----       ----       ----       ----
 Total From Investment
            Operations      5.05       4.36       0.83       0.89       2.53
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.35)     (0.42)     (0.35)     (0.41)     (0.44)
 Distributions from
  Realized Gains......     (1.72)     (0.28)     (0.01)        --         --
    ----                   -----      -----      -----
   Total Dividends and
         Distributions     (2.07)     (0.70)     (0.36)     (0.41)     (0.44)
                           -----      -----      -----      -----      -----
Net Asset Value, End
 of Period............    $17.88     $14.90     $11.24     $10.77     $10.29
                          ======     ======     ======     ======     ======
Total Return /(a)/ ...     34.53%     38.91%      7.72%      8.75%     30.97%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $146,022    $93,018    $46,358    $22,457    $17,261
 Ratio of Expenses to
  Average Net Assets..      0.90%      0.91%      0.92%      0.92%      0.99%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...      0.90%      0.92%        --         --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.37%      3.83%      3.99%      4.55%      5.29%
 Portfolio Turnover
  Rate................      58.8%      53.9%      54.4%      92.4%      44.7%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Effective March 1, 2004, Real Estate Account changed its name to Real
  Estate Securities Account.
/(c) /Expense ratio without fees paid indirectly.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2004       2003       2002       2001        2000
                           ----       ----       ----       ----        ----
SMALLCAP ACCOUNT
----------------
Net Asset Value,
 Beginning of Period..    $7.97      $5.83      $8.03      $7.83      $10.74
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....       --       0.01       0.01         --        0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.58       2.14      (2.20)      0.20       (1.24)
                           ----       ----      -----       ----       -----
 Total From Investment
            Operations     1.58       2.15      (2.19)      0.20       (1.21)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --      (0.01)     (0.01)        --       (0.02)
 Distributions from
  Realized Gains......       --         --         --         --       (1.68)
  ----                                                                 -----
   Total Dividends and
         Distributions       --      (0.01)     (0.01)        --       (1.70)
  ----                               -----      -----                  -----
Net Asset Value, End
 of Period............    $9.55      $7.97      $5.83      $8.03       $7.83
                          =====      =====      =====      =====       =====
Total Return /(a)/ ...    19.82%     36.82%    (27.33)%     2.55%     (11.73)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $85,115    $65,285    $32,201    $36,493     $30,006
 Ratio of Expenses to
  Average Net Assets..     0.86%      0.95%      0.97%      1.00%       0.90%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     0.86%      0.95%      0.97%        --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.03%      0.09%      0.12%     (0.06)%      0.28%
 Portfolio Turnover
  Rate................    188.7%     162.9%     215.5%     154.5%      135.4%

                           2004       2003       2002       2001        2000
                           ----       ----       ----       ----        ----
SMALLCAP GROWTH ACCOUNT
-----------------------
Net Asset Value,
 Beginning of Period..    $8.36      $5.74     $10.60     $15.59      $19.56
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.06)     (0.04)     (0.05)     (0.10)      (0.08)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.00       2.66      (4.81)     (4.89)      (2.67)
                           ----       ----      -----      -----       -----
 Total From Investment
            Operations     0.94       2.62      (4.86)     (4.99)      (2.75)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......       --         --         --         --       (1.22)
  ----                                                                 -----
   Total Dividends and
         Distributions       --         --         --         --       (1.22)
  ----                                                                 -----
Net Asset Value, End
 of Period............    $9.30      $8.36      $5.74     $10.60      $15.59
                          =====      =====      =====     ======      ======
Total Return /(a)/ ...    11.24%     45.64%    (45.85)%   (32.01)%    (13.91)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $63,453    $55,628    $32,754    $55,966     $68,421
 Ratio of Expenses to
  Average Net Assets..     0.99%      0.99%      0.95%      1.05%       1.02%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     1.01%      1.02%      1.06%        --        1.02%
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.70)%    (0.64)%    (0.68)%    (0.92)%     (0.49)%
 Portfolio Turnover
  Rate................     43.3%      54.1%     287.9%     152.2%       90.8%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without fees paid indirectly.
/(c) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit. The expense limit ceased on January 1, 2001.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2004      2003       2002       2001        2000
                            ----      ----       ----       ----        ----
SMALLCAP VALUE ACCOUNT
----------------------
Net Asset Value,
 Beginning of Period..    $15.04    $10.30     $11.37     $11.26      $10.06
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.03      0.06       0.06       0.09        0.13
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      3.37      5.14      (1.07)      0.60        2.17
                            ----      ----      -----       ----        ----
 Total From Investment
            Operations      3.40      5.20      (1.01)      0.69        2.30
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.03)    (0.05)     (0.06)     (0.09)      (0.12)
 Distributions from
  Realized Gains......     (1.58)    (0.41)        --      (0.49)      (0.98)
  ----                     -----     -----                 -----       -----
   Total Dividends and
         Distributions     (1.61)    (0.46)     (0.06)     (0.58)      (1.10)
                           -----     -----      -----      -----       -----
Net Asset Value, End
 of Period............    $16.83    $15.04     $10.30     $11.37      $11.26
                          ======    ======     ======     ======      ======
Total Return /(a)/ ...     23.08%    50.61%     (8.86)%     6.25%      23.87%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $107,206   $82,135    $44,217    $30,888     $17,358
 Ratio of Expenses to
  Average Net Assets..      1.12%     1.16%      1.28%      1.24%       1.16%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      1.13%     1.18%      1.29%        --        1.34%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.21%     0.50%      0.68%      0.95%       1.31%
 Portfolio Turnover
  Rate................      38.0%     54.0%      77.4%      67.8%      133.0%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit.  The expense limit ceased on January 1, 2001.
See accompanying notes.

                                      228



ADDITIONAL INFORMATION


Additional information about the Fund's (including the Fund's policy regarding the disclosure of portfolio securities) is available in the Statement of Additional Information dated April 29, 2005 and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information and the Fund's annual and semi-annual reports can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. In addition, the Fund's make its SAI and annual and semi-annual reports, free of charge, on http://www.principal.com. To request other information about the Account and to make shareholder inquiries, telephone 1-800-247-4123.


Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


The U.S. government does not insure or guarantee an investment in any of the Accounts. There can be no assurance that the Money Market Account will be able to maintain a stable share price of $1.00 per share.


Shares of the Accounts are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Accounts federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

           Principal Variable Contracts Fund, Inc. SEC File 811-01944

                       SUPPLEMENT DATED NOVEMBER 26, 2005
           TO THE PRINCIPAL VARIABLE CONTRACTS FUND, INC. PROSPECTUS
                              DATED APRIL 29, 2005

(Please note that not all of these Accounts are offered in all variable annuity and variable life contracts.)



LIMITED TERM BOND ACCOUNT
Effective November 21, 2005, all references to the "Limited Term Bond Account" are replaced with "Short-Term Bond Account." This reflects a change to the name of the Account which was approved by the Board of Directors.

LARGECAP STOCK INDEX ACCOUNT
Effective September 26, 2005, Mariateresa Monaco has joined the individual currently responsible for the day-to-day management of the LargeCap Stock Index Account


The portfolio managers for these funds operate as a team, sharing equal authority and responsibility for research and the day-to-day management of the portfolios.



MARIATERESA MONACO . Ms. Monaco is an associate portfolio manager at Principal. Joining Principal in 2005, she works with the asset allocation and indexed funds. Most recently, she was a quantitative equity analyst at Fidelity Management in Boston. During her 10-year career with Fidelity, she co-managed a family of institutional equity funds with $2 billion in assets. Ms. Monaco earned an MBA from the Sloan School of Management at the Massachusetts Institute of Technology and a Master's degree in Electrical Engineering from Northeastern University. She also earned a Master's degree in Electrical Engineering from Politecnico di Torino, Italy, and a diploma in Piano from the Conservatorio di Torino, Italy.


SMALLCAP VALUE ACCOUNT
Effective September 1, 2005, Mellon Equity Associates, LLP ("Mellon Equity") became an additional sub-advisor to the Account.

The description of the SmallCap Value Account is hereby replaced with the following:

SMALLCAP VALUE ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
The Account invests primarily in a diversified group of equity securities of small U.S. companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000/(R)/ Value Index (as of September 30, 2005, this range was between approximately $2 million and $3.7 billion)) at the time of purchase. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of such companies. Emphasis is given to those companies that exhibit value characteristics. Value securities generally have above average dividend yield and below average price to earnings (P/E) ratios. Up to 25% of the Account's assets may be invested in foreign securities.

The Sub-Advisor, Morgan, uses quantitative and fundamental research, systematic stock valuation and a disciplined portfolio construction process. It seeks to enhance returns and reduce the volatility in the value of the Account relative to that of the U.S. small company value universe, represented by the Russell 2000/(R)/ Value Index. Morgan continuously screens the small company universe to identify for further analysis those companies that exhibit favorable factor rankings. Such factors include Morgan's dividend discount model rankings, price-to-cashflow, earnings revisions, as well as positive price momentum. Morgan ranks these companies within economic sectors according to their relative attractiveness. Morgan then selects for purchase the companies it feels to be most attractive within each economic sector.

Under normal market conditions, the portion of the Account sub-advised by Morgan will have sector weightings comparable to that of the U.S. small company value universe though it may under or over-weight selected economic sectors. In addition, as a company moves out of the market capitalization range of the small company universe, it generally becomes a candidate for sale.


Morgan may also purchase securities issued as part of, or during a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition.


In selecting investments for the Account, the Sub-Advisor, Mellon Equity, uses a disciplined investment process that combines fundamental analysis and risk management with a multi-factor model that searches for undervalued stocks. A common definition of an undervalued stock is one selling at a low price relative to its profits and prospective earnings growth. The stock evaluation process uses several different characteristics, including changes in earnings estimates and change in price-to-earnings ratios, in an attempt to identify value among individual stocks.


Rather than using broad economic or market trends, Mellon Equity selects stocks on a company by company basis. To ensure ample diversification, the portion of the Account's assets managed by Mellon Equity are allocated among industries and economic sectors in similar proportions to those of the Index. The portfolio is generally kept broadly diversified in an attempt to capture opportunities that may be realized quickly during periods of above-average market volatility. By maintaining such a diversified stance, stock selection drives performance.


Since the Account has a long-term investment perspective, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading.


MAIN RISKS
The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. If the investor sells Account shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth and willing to accept volatile fluctuations in the value of their investment. The Account is not designed for investors seeking income or conservation of capital.

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.



                                 ACCOUNTS OF THE FUND
                                 --------------------
          BOND ACCOUNT                         LIMITED TERM BOND ACCOUNT
          CAPITAL VALUE ACCOUNT                MIDCAP ACCOUNT
          DIVERSIFIED INTERNATIONAL ACCOUNT    MIDCAP GROWTH ACCOUNT
           (previously International Account)  MIDCAP VALUE ACCOUNT
          GOVERNMENT SECURITIES ACCOUNT        MONEY MARKET ACCOUNT
          LARGECAP GROWTH EQUITY ACCOUNT       SMALLCAP ACCOUNT
          LARGECAP STOCK INDEX ACCOUNT         SMALLCAP GROWTH ACCOUNT





This Prospectus describes a mutual fund organized by Principal Life Insurance Company/(R)/ ("Principal Life"). The Fund provides a choice of investment objectives through the Accounts listed above.





                 The date of this Prospectus is April 29, 2005.

                               TABLE OF CONTENTS

ACCOUNT DESCRIPTIONS....................................................3
  Bond Account..........................................................5

  Capital Value Account.................................................8

  Diversified International Account.....................................10

  Government Securities.................................................12

  LargeCap Growth Equity Account ........................................14

  LargeCap Stock Index Account..........................................16

  Limited Term Bond Account .............................................18

  MidCap Account........................................................21

  MidCap Growth Account.................................................24

  MidCap Value Account..................................................27

  Money Market Account..................................................29

  SmallCap Account......................................................32

  SmallCap Growth Account...............................................34


CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS.........................37

PRICING OF ACCOUNT SHARES...............................................42

DIVIDENDS AND DISTRIBUTIONS.............................................42

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE..........................43
  The Manager...........................................................43

  The Sub-Advisors......................................................44

  Duties of the Manager and Sub-Advisors................................49

  Fees Paid to the Manager..............................................49


GENERAL INFORMATION ABOUT AN ACCOUNT....................................50
  Frequent Trading and Market-Timing (Abusive Trading Practices)........50

  Eligible Purchasers...................................................51

  Shareholder Rights....................................................51

  Non-Cumulative Voting.................................................51

  Purchase of Account Shares............................................52

  Sale of Account Shares................................................52

  Restricted Transfers..................................................52

  Financial Statements..................................................52


FINANCIAL HIGHLIGHTS....................................................52

ADDITIONAL INFORMATION..................................................60

ACCOUNT DESCRIPTIONS


The Principal Variable Contracts Fund (the "Fund") is made up of Accounts. Each Account has its own investment objective. Principal Management Corporation*, the "Manager" of the Fund, has selected a Sub-Advisor for certain Accounts based on the Sub-Advisor's experience with the investment strategy for which it was selected. The Manager seeks to provide a wide range of investment approaches through the Fund.


The Sub-Advisors are:
.. Emerald Advisors, Inc. ("Emerald")
.. Grantham, Mayo, Van Otterloo & Co. LLC ("GMO")
.. Mellon Equity Associates, LLP ("Mellon Equity")
.. Neuberger Berman Management Inc. ("Neuberger Berman")
.. Principal Global Investors LLC ("Principal")
.. UBS Global Asset Management (Americas) Inc. ("UBS Global AM")
  * Principal Management Corporation, Principal, and Principal Life are members of the Principal Financial Group/(R)/.


In the description for each Account, there is important information about the
Account's:


MAIN STRATEGIES AND RISKS
These sections summarize how each Account intends to achieve its investment objective. The Account's primary investment strategy (including the type or types of securities in which the Account invests) is discussed. In addition, there is a discussion of any policy of the Account to concentrate in securities of issuers in a particular industry or group of industries.

A description of the main risks is included with the discussion of each Account. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


Each Account is designed to be a portion of an investor's portfolio. None of the Accounts is intended to be a complete investment program. You should consider the risks of each Account before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS
A bar chart and a table are included with each Account that has annual returns for a full calendar year. They show the Account's annual returns and its long-term performance. The chart shows how the Account's performance has varied from year-to-year. The table compares the Account's performance over time to that of:
.. a broad-based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

An Account's past performance is not necessarily an indication of how the Account will perform in the future.


Call the Principal Variable Contracts Funds at 1-800-247-4123 to get the current 7-day yield for the Money Market

Account.


FEES AND EXPENSES
The annual operating expenses for each Account are deducted from that Account's assets (stated as a percentage of Account assets) and are shown as of the end of the most recent fiscal year. An Account's operating expenses are shown with each Account. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing." The fees and expenses shown do not include the effect of any separate account expenses or other contract level expenses. If such charges were included, overall expenses would be higher and would lower performance.

The examples are intended to help you compare the cost of investing in a particular Account with the cost of investing in other mutual funds. The examples assume you invest $10,000 in an Account for the time periods indicated. The examples also assume that your investment has a 5% total return each year and that the Account's operating expenses are the same as the expenses shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown.


NOTES:

.. No salesperson, dealer or other person is authorized to give information or make representations about an Account other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Variable Contracts Funds, an Account, the Manager or any Sub-Advisor.
.. Investments in these Accounts are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

BOND ACCOUNT
The Account seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

MAIN STRATEGIES
Under normal circumstances, the Account invests at least 80% of its assets in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"). The Account considers the term "bond" to mean any debt security. Under normal circumstances, the Account invests in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;
.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody's or, if not rated, in the opinion of the Manager of comparable quality; and
.. securities issued or guaranteed by the governments of Canada (provincial or federal government) or the United Kingdom payable in U.S. dollars.

The rest of the Account's assets may be invested in:
.. preferred and common stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
.. securities rated less than the four highest grades of S&P or Moody's (i.e.
  less than investment grade (commonly known as "junk bonds")) but not lower than CCC- (S&P) or Caa (Moody's).
Under unusual market or economic conditions, the Account may invest up to 100% of its assets in cash and cash equivalents.

The Account may actively trade securities in an attempt to achieve its investment objective.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


MUNICIPAL SECURITIES . Principal and interest payments of municipal securities may not be guaranteed by the issuing body and may be payable only from monies derived from a particular source. If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and may be temporarily affected by large purchases and sales, including those of the Account. General conditions in the financial markets and the size of a particular offering may also negatively affect the returns of a municipal security.



MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Account.



U.S. GOVERNMENT SPONSORED SECURITIES . The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


PORTFOLIO DURATION. . The average portfolio duration of the Account normally varies within a three- to six-year time frame based on the Manager's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Account is three years, a change of 1% in the market's yield results in a change of approximately 3% in the value of the Account's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration .




INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS).



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs and may have an adverse impact on the Account's performance.The portfolio turnover rate for the Account for the twelve month period ended December 31, 2004 was 143.6%.


As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"   22.17
"1996"    2.36
"1997"   10.60
"1998"    7.69
"1999"   -2.59
"2000"    8.17
"2001"    8.12
"2002"    9.26
"2003"    4.59
"2004"    4.98                The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q2 '95  8.25%
                               LOWEST  Q1 '96 -3.24%

The year-to-date return as of March 31, 2005 is -0.48%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 BOND ACCOUNT .........
                            4.98          7.01          7.37              8.00
 Lehman Brothers
 Aggregate Bond Index .     4.34          7.71          7.72
 Morningstar
 Intermediate-Term Bond
 Category Average......     3.81          6.83          6.92
 * The Account's SEC effective date was December 18, 1987.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.46
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.47


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------
                                            1     3     5    10
 BOND ACCOUNT                            $48   $151  $263  $591

CAPITAL VALUE ACCOUNT
The Account seeks to provide long-term capital appreciation and secondarily growth of investment income.

MAIN STRATEGIES
The Account invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index (as of March 31, 2005 this range was between approximately $511 million and $389.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 20% of Account assets may be invested in foreign securities.

The Account invests in stocks that, in the opinion of the Sub-Advisor, Principal, are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Account are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on four key elements:
.. determination that a stock is selling below its fair market value;
.. early recognition of changes in a company's underlying fundamentals;
.. evaluation of the sustainability of fundamental changes; and .. by monitoring a stock's behavior in the market, evaluation of the timeliness of the investment.

Principal focuses on its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weights of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark. The Account may actively trade securities in an attempt to achieve its investment objective.


MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs and may have an adverse impact on the Account's performance. The portfolio turnover rate for the Account for the twelve month period ended December 31, 2004 was 183.3%.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"  31.91
"1996"  23.50
"1997"  28.53
"1998"  13.58
"1999"  -4.29
"2000"   2.16
"2001"  -8.05
"2002" -13.66
"2003"  25.49
"2004"  12.36                 The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q2 '03  15.52%
                               LOWEST  Q3 '02  -15.10%

The year-to-date return as of March 31, 2005 is 0.44%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 CAPITAL VALUE ACCOUNT
                            12.36         2.72          10.04             12.07
 Russell 1000 Value
 Index.................     16.49         5.27          13.83
 Morningstar Large
 Value Category Average     12.91         4.35          11.35
 * The Account's SEC effective date was May 13, 1970.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.60
 Other Expenses..................    0.00
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.60


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------
                                               1     3     5    10
 CAPITAL VALUE ACCOUNT                      $61   $192  $335  $750

DIVERSIFIED INTERNATIONAL ACCOUNT (PREVIOUSLY INTERNATIONAL ACCOUNT)
The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

MAIN STRATEGIES
The Account invests in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Account invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Account has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However, under normal market conditions, the Account intends to have at least 80% of its assets invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Account does not intend to invest in equity securities of U.S. companies.


Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia (Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.


In choosing investments for the Account, the Sub-Advisor, Principal, pays particular attention to the long-term earnings prospects of the various companies under consideration. Principal then weighs those prospects relative to the price of the security. Principal invests in securities of companies without regard to the company's market capitalization. (Market capitalization is defined as total current market value of a company's outstanding common stock.)


The Account may actively trade securities in an attempt to achieve its investment objective.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same rage of opportunities as more developed countries companies in more developed countries.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs and may have an adverse impact on the Account's performance.The portfolio turnover rate for the Account for the twelve month period ended December 31, 2004 was 170.1%.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"   14.17
"1996"   25.09
"1997"   12.24
"1998"    9.98
"1999"   25.93
"2000"   -8.34
"2001"  -24.27
"2002"  -16.07
"2003"   32.33
"2004"   21.03                The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q2 '03  17.25%
                               LOWEST  Q3 '02  -18.68%

The year-to-date return as of March 31, 2005 is 0.62%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 DIVERSIFIED
 INTERNATIONAL ACCOUNT.     21.03        -1.38          7.55              6.72
 MSCI EAFE (Europe,
 Australia, Far East)
 Index - ND ...........     20.25        -1.13          5.62
 Morningstar Foreign
 Large Blend Category
 Average ..............     17.59        -2.93          6.39
 * The Account's SEC effective date was May 2, 1994.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.85
 Other Expenses..................    0.12
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.97


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------
                                                  1     3     5      10
 DIVERSIFIED INTERNATIONAL ACCOUNT             $99   $309  $536  $1,190

GOVERNMENT SECURITIES ACCOUNT
The Account seeks a high level of current income, liquidity and safety of principal.

MAIN STRATEGIES
The Account seeks to achieve its investment objective by investing primarily (at least 80% of its assets) in securities that are issued by the U.S. Government, its agencies or instrumentalities. The Account may invest in mortgage-backed securities representing an interest in a pool of mortgage loans. These securities are rated AAA by Standard & Poor's Corporation or Aaa by Moody's Investor Services, Inc. or, if unrated, determined by the Sub-Advisor, Principal, to be of equivalent quality.

The Account relies on the professional judgment of Principal to make decisions about the Account's portfolio securities. The basic investment philosophy of Principal is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when Principal believes they no longer represent good long-term value.


The Account may also hold cash and cash equivalents. The size of the Account's cash position depends on various factors, including market conditions and purchases and redemptions of Account shares. A large cash position could impact the ability of the Account to achieve its objective but it also would reduce the Account's exposure in the event of a market downturn and provide liquidity to make additional investments or to meet redemptions.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


U.S. GOVERNMENT SECURITIES . U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Account's securities do not affect interest income on securities already held by the Account, but are reflected in the Account's price per share. Since the magnitude of these fluctuations generally is greater at times when the Account's average maturity is longer, under certain market conditions the Account may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.


INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



U.S. GOVERNMENT SPONSORED SECURITIES . The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates and potentially increasing the volatility of the Account.


In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Account to experience a loss of some or all of the premium.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"  19.07
"1996"   3.35
"1997"  10.39
"1998"   8.27
"1999"  -0.29
"2000"  11.40
"2001"   7.61
"2002"   8.80
"2003"   1.84
"2004"   3.56                The Account's highest/lowest quarterly returns
                             during this time period were:
                               HIGHEST Q2 '95   6.17%
                               LOWEST  Q1 '96  -1.90%

The year-to-date return as of March 31, 2005 is -0.59%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 GOVERNMENT SECURITIES
 ACCOUNT ..............
                            3.56          6.59          7.27              7.61
 Lehman Brothers
 Government/Mortgage
 Index.................     4.08          7.30          7.48
 Morningstar
 Intermediate
 Government Category
 Average ..............     3.39          6.31          6.47
 * The Account's SEC effective date was April 9, 1987.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.44
 Other Expenses..................    0.00
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.44


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------
                                             1         3         5        10
 GOVERNMENT SECURITIES
 ACCOUNT                                 $45      $141      $246      $555

LARGECAP GROWTH EQUITY ACCOUNT
The Account seeks to achieve long-term growth of capital.

MAIN STRATEGIES
The Account invests primarily in common stock of U.S. companies, with a focus on growth stocks. Growth stocks are issues (or securities) that the Sub-Advisor, GMO, believes are fast-growing and whose earnings are believed to likely increase over time. Growth in earnings may lead to an increase in the price of the stock. The Sub-Advisor invests mainly in large companies, although investments can be made in companies of any size.

Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with large market capitalizations. The Account typically makes equity investments in companies chosen from among the 1,000 U.S. exchange-listed companies with the largest market capitalization. Market capitalization is defined as total current market value of a company's outstanding common stock. In addition, the Account may invest up to 25% of its assets in foreign securities, including American Depository Receipts (ADRs), at the time of purchase.


When deciding whether to buy or sell stocks for the Account, GMO considers, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends.


In addition to the main investment strategies described above, GMO may make other investments, such as investments in preferred stocks, convertible securities and debt instruments. These investments may be subject to other risks as described later in this prospectus and/or the Statement of Additional Information.


MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



INTEREST RATE CHANGES . Changes in interest rates may adversely affect the value of an investor's securities. When interest rates rise, the value of preferred securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of preferred securities. Some investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the

Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.

INVESTOR PROFILE
The Account may be an appropriate investment for investors who are seeking long-term growth and are willing to accept the potential for short-term, volatile fluctuations in the value of their investment. This Account is designed as a long-term investment with growth potential.

GMO became the Sub-Advisor to the Account on March 31, 2004.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2001"  -30.08
"2002"  -33.27
"2003"   23.14
"2004"    3.16               The Account's highest/lowest quarterly returns
                             during this time period were:
                               HIGHEST Q4 '01  12.16%
                               LOWEST  Q3 '01 -21.14%

The year-to-date return as of March 31, 2005 is -1.30%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP GROWTH EQUITY
 ACCOUNT ..............
                            3.16           N/A           N/A             -16.88
 Russell 1000 Growth
 Index.................     6.30         -9.29          9.59
 Morningstar Large
 Growth Category
 Average ..............     7.64         -7.64          9.00
 * The Account's SEC effective date was October 24, 2000.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    1.00
 Other Expenses..................    0.05
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.05


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                        1     3     5      10
 LARGECAP GROWTH EQUITY ACCOUNT      $107  $334  $579  $1,283

LARGECAP STOCK INDEX ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's ("S&P") 500 Index. The Sub-Advisor, Principal, attempts to mirror the investment performance of the Index by allocating the Account's assets in approximately the same weightings as the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. As of March 31, 2005, the market capitalization range of the Index was between approximately $566 million and $382.2 billion. Over the long-term, Principal seeks a very close correlation between performance of the Account, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Account uses an indexing strategy and is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Account uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, Principal focuses on tracking the S&P 500. Principal may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.


The correlation between Account and Index performance may be affected by the Account's expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Account shares. The Account may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.

Because of the difficulty and expense of executing relatively small stock trades, the Account may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Account's portfolio may be weighted differently from the S&P 500, particularly if the Account has a small level of assets to invest. In addition, the Account's ability to match the performance of the S&P 500 is affected to some degree by the size and timing of cash flows into and out of the Account. The Account is managed to attempt to minimize such effects.

Principal reserves the right to omit or remove any of the S&P 500 stocks from the Account if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Account if extraordinary events or financial conditions lead Principal to believe that it should not be a part of the Account's assets.

MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.

VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive, rather than active, management style.

NOTE: "Standard & Poor's 500"and "S&P 500/(R)/" are trademarks of The
     McGraw-Hill Companies, Inc. and have been licensed by the Manager. The Account is not sponsored, endorsed, sold or promoted by Standard and Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Account.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2000"  -9.67
"2001" -12.10
"2002" -22.44
"2003"  28.32
"2004"  10.39                 The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q2 '03  15.28%
                               LOWEST  Q3 '02  -17.27%

The year-to-date return as of March 31, 2005 is -2.26%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP STOCK INDEX
 ACCOUNT ..............
                            10.39        -2.69            N/A             -0.90
 S&P 500 Index ........     10.87        -2.30          12.07
 Morningstar Large
 Blend Category Average      9.96        -1.77          10.42
 * The Account's SEC effective date was May 3, 1999.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.35
 Other Expenses..................    0.02
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.37


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------
                                            1     3     5    10
 LARGECAP STOCK INDEX
 ACCOUNT                                 $38   $119  $208  $468

LIMITED TERM BOND ACCOUNT
The Account seeks to provide current income.

MAIN STRATEGIES
The Account invests primarily in high quality, short-term fixed-income securities. The Account considers the term "bond" to mean any debt security. Under normal circumstances, it invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. debt securities of U.S. issuers rated in the three highest grades by Standard
  & Poor's Rating Service or Moody's Investors Service, Inc. or, if unrated, in the opinion of the Sub-Advisor, Principal, of comparable quality; and
.. mortgage-backed securities representing an interest in a pool of mortgage loans.

The rest of the Account's assets may be invested in a variety of financial instruments, including securities in the fourth highest rating category or their equivalent. Securities in the fourth highest category are "investment grade." While they are considered to have adequate capacity to pay interest and repay principal, they do have speculative characteristics. Changes in economic and other conditions are more likely to affect the ability of the issuer to make principal and interest payments than is the case with issuers of higher rated securities.


Under normal circumstances, the Account maintains a dollar-weighted average maturity of not more than five years. In determining the average maturity of the Account's assets, the maturity date of callable or prepayable securities may be adjusted to reflect Principal's judgment regarding the likelihood of the security being called or prepaid.


Under unusual market or economic conditions, the Account may invest up to 100% of its assets in cash and cash equivalents.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



PORTFOLIO DURATION. . The average portfolio duration of the Account normally is less than three years and is based on Principal's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Account is three years, a change of 1% in the market's yield results in a change of approximately 3% in the value of the Account's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration.



U.S. GOVERNMENT SPONSORED SECURITIES . The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.

MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Account.



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs and may have an adverse impact on the Account's performance.The portfolio turnover rate for the Account for the twelve month period ended December 31, 2004 was 34.8%.


As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2004"  1.30

                              The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q1 '04  1.50%
                               LOWEST  Q2 '04  -1.58%


The year-to-date return as of March 31, 2005 is -0.41%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LIMITED TERM BOND
 ACCOUNT..............      1.30           N/A           N/A              1.25
 Lehman Brothers Mutual
 Fund 1-5 Gov't/Credit
 Index.................     1.85          6.21          6.51
 Morningstar Short-Term
 Bond Category Average      1.60          4.91          5.52
 * The Account's SEC effective date was May 1, 2003.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees..................  0.50
 Other Expenses...................  0.03
                                    ----
  TOTAL ACCOUNT OPERATING EXPENSES  0.53


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------
                                            1     3     5    10
 LIMITED TERM BOND
 ACCOUNT                                 $54   $170  $296  $665

MIDCAP ACCOUNT
The Account seeks to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

MAIN STRATEGIES
The Account invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap Index (as of March 31, 2005, this range was between approximately $501 million and $36.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


Principal considers the quality and price of individual issuers rather than forecasting stock market trends in its selection of individual securities. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Principal's estimation of forward-looking rates of return. Up to 10% of Account assets may be invested in foreign securities.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


MAIN RISKS
The Account is subject to the risk that its principal market segment, medium capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"  29.01
"1996"  21.11
"1997"  22.75
"1998"   3.69
"1999"  13.04
"2000"  14.59
"2001"  -3.71
"2002"  -8.75
"2003"  32.81
"2004"  17.76                 The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q4 '99   23.31%
                               LOWEST  Q3 '98  -20.01%


The year-to-date return as of March 31, 2005 is -1.27%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP ACCOUNT .......
                            17.76         9.51          13.47             14.40
 Russell Midcap Index .     20.22         7.59          14.50
 Morningstar Mid-Cap
 Blend Category Average     16.00         7.18          13.16
 * The Account's SEC effective date was December 18, 1987.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.58
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.59


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------
                                         1     3     5    10
 MIDCAP ACCOUNT                       $60   $189  $329  $738

MIDCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap Growth Index (as of March 31, 2005, this range was between approximately $501 million and $36.9 billion)) at the time of purchase. In the view of the Sub-Advisor, Mellon Equity, many medium-sized companies:
.. are in fast growing industries;
.. offer superior earnings growth potential; and .. are characterized by strong balance sheets and high returns on equity.
The Account may also hold investments in large and small capitalization companies, including emerging and cyclical growth companies. The Account may invest up to 10% of its net assets in securities of foreign companies, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Mellon Equity uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings momentum measures and higher expected earnings per share growth.


The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings "buy," "sell" or "hold." The decision to buy, sell or hold is made by Mellon Equity based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security. In addition, Mellon Equity manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry.


The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



EMERGING MARKET COUNTRIES . Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth and willing to accept the potential for short-term fluctuations in the value of their investments.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999"   10.67
"2000"    8.10
"2001"  -16.92
"2002"  -26.27
"2003"   40.58
"2004"   11.82               The Account's highest/lowest quarterly returns
                             during this time period were:
                               HIGHEST Q4 '01  24.12%
                               LOWEST  Q3 '01 -25.25%

The year-to-date return as of March 31, 2005 is -1.52%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP GROWTH ACCOUNT
                            11.82         0.81            N/A             1.62
 Russell Midcap Growth
 Index.................     15.48        -3.36          11.23
 Morningstar Mid-Cap
 Growth Category
 Average ..............     12.93        -3.42          10.25
 * The Account's SEC effective date was May 1, 1998.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.90
 Other Expenses..................    0.02
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.92


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------
                                               1     3     5      10
 MIDCAP GROWTH ACCOUNT                      $94   $293  $509  $1,131

MIDCAP VALUE ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of companies with value characteristics and medium market capitalizations.

MAIN STRATEGIES
The Account invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap Value Index (as of March 31, 2005, this range was between approximately $596 million and $36.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Companies may range from the well-established and well known to the new and unseasoned. The Account may invest up to 10% of its assets in securities of foreign companies.

The stocks are selected using a value oriented investment approach by Neuberger Berman, the Sub-Advisor. Neuberger Berman identifies value stocks in several ways. Factors it considers in identifying value stocks may include:
.. strong fundamentals, such as a company's financial, operational and competitive positions;
.. consistent cash flow; and
.. a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value.


The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



MEDIUM CAPITALIZATIONS . Companies with medium capitalizations may have a limited operating history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2000"   31.03
"2001"   -2.58
"2002"   -9.96
"2003"   36.49
"2004"   22.67                The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q4 '99   23.54%
                               LOWEST  Q3 '02  -14.54%

The year-to-date return as of March 31, 2005 is 0.54%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP VALUE ACCOUNT .
                            22.67        13.99            N/A             14.20
 Russell Midcap Value
 Index.................     23.71        13.48          15.72
 Morningstar Mid-Cap
 Value Category Average     17.90        11.41          13.40
 * The Account's SEC effective date was May 3, 1999.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    1.05
 Other Expenses..................    0.03
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.08


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------
                                              1     3     5      10
 MIDCAP VALUE ACCOUNT                      $110  $343  $595  $1,317

MONEY MARKET ACCOUNT
The Account has an investment objective of as high a level of current income available from investments in short-term securities as is consistent with preservation of principal and maintenance of liquidity.

MAIN STRATEGIES
The Account invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which the Manager believes present minimal credit risks. At the time the Account purchases each security, it is an "eligible security" as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Account maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Account may sell a security before it matures:
.. to take advantage of market variations;
.. to generate cash to cover sales of Account shares by its shareholders; or .. upon revised credit opinions of the security's issuer.
The sale of a security by the Account before maturity may not be in the best interest of the Account. The sale of portfolio securities is usually a taxable event. The Account does have an ability to borrow money to cover the sale of Account shares.

It is the policy of the Account to be as fully invested as possible to maximize current income. Securities in which the Account invests include:
.. securities issued or guaranteed by the U.S. government, including treasury bills, notes and bonds;
.. securities issued or guaranteed by agencies or instrumentalities of the U.S.
  government. These are backed either by the full faith and credit of the U.S. government or by the credit of the particular agency or instrumentality;
.. bank obligations including:
  . certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or . bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
.. commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;
.. corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Account has 397 days or less remaining to maturity;
.. repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
.. taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Account are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Before the Manager selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.


MAIN RISKS
As with all mutual funds, the value of the Account's assets may rise or fall. Although the Account seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Account. An investment in the Account is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



CREDIT RISK . Credit risk pertains to the issuer's ability to make scheduled principal or interest payments. This may reduce the Account's stream of income and decrease the Account's yield.

INTEREST RATE RISK . The value of the Account's shares is directly impacted by trends in interest rates. If interest rates rise, the value of debt securities generally will fall.


REPURCHASE AGREEMENTS . The Account may invest in repurchase agreements with commercial banks, brokers and dealers considered by the Manager to be creditworthy. Default or insolvency of the other party is a potential risk to the Account.


U.S. GOVERNMENT SPONSORED SECURITIES . The Account may invest in securities issued by government-sponsored enterprises. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


EURODOLLAR AND YANKEE OBLIGATIONS . Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that: a foreign government will not let U.S. dollar-denominated assets leave the country; the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks; and adverse political or economic developments will affect investments in a foreign country.

INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking monthly dividends without incurring much principal risk.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"  5.59
"1996"  5.07
"1997"  5.04
"1998"  5.20
"1999"  4.84
"2000"  6.07
"2001"  3.92
"2002"  1.42
"2003"  0.74
"2004"  0.92

                             TO OBTAIN THE ACCOUNT'S CURRENT YIELD INFORMATION,
                             PLEASE CALL 1-800-247-4123

The year-to-date return as of March 31, 2005 is 0.50%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MONEY MARKET ACCOUNT .
                            0.92          2.59          3.88              3.17
 * The Account's SEC effective date was March 18, 1983.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.48
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.49


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------
                                              1     3     5    10
 MONEY MARKET ACCOUNT                      $50   $157  $274  $616

SMALLCAP ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of companies with comparatively small market capitalizations.

MAIN STRATEGIES
The Account invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Index (as of March 31, 2005, this range was between approximately $27 million and $6.5 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 20% of its assets in securities of foreign companies.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. Selection is based on fundamental analysis of the company relative to other companies with the focus being on Principal's estimation of forward-looking rates of return.


Principal may purchase securities issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition.


MAIN RISKS
The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999"   43.58
"2000"  -11.73
"2001"    2.55
"2002"  -27.33
"2003"   36.82
"2004"   19.82                The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q2 '99  26.75%
                               LOWEST  Q3 '01 -25.61%


The year-to-date return as of March 31, 2005 is -2.70%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 SMALLCAP ACCOUNT .....
                            19.82         1.52            N/A             3.16
 Russell 2000 Index ...     18.33         6.61          11.54
 Morningstar Small
 Blend Category Average     18.86        11.84          13.10
 * The Account's SEC effective date was May 1, 1998.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.85
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.86


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------
                                          1     3     5      10
 SMALLCAP ACCOUNT                      $88   $274  $477  $1,061

SMALLCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

The Manager has selected UBS Global AM and Emerald as Sub-Advisors to the
Account.


MAIN STRATEGIES
The Account pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index at the time of purchase (as of March 31, 2005, this range was between approximately $27 million and $6.5 billion)). Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

UBS Global AM seeks to invest in companies that possess dominant market positions or franchises, a major technical edge, or a unique competitive advantage. To this end, UBS Global AM considers earnings revision trends, positive stock price momentum and strong fundamentals when selecting securities. The Account may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.


Utilizing fundamental analysis, Emerald seeks to invest in the common stock of companies with distinct competitive advantages, strong management teams, leadership positions, high revenue and earnings growth rates versus peers, differentiated growth drivers and limited sell-side research.


The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


The Manager may, from time-to-time, reallocate Account assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of Account assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times reallocations may occur by transferring assets in cash or in kind among Sub-Advisors.


MAIN RISKS
The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



SECTOR RISK . UBS Global AM may group companies with similar characteristics into broad categories called sectors. Therefore, the Account is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As UBS Global AM allocates more of the Account's portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.


INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.

INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

UBS Global AM became the Sub-Advisor to the Account on October 1, 2002. On August 24, 2004, Emerald also became Sub-Advisor to the Account.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999 "95.69
"2000"-13.91
"2001"-32.01
"2002"-45.85
"2003 "45.64
"2004 "11.24                  The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q4 '99  59.52%
                               LOWEST  Q3 '01 -37.66%

The year-to-date return as of March 31, 2005 is -4.30%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 SMALLCAP GROWTH
 ACCOUNT ..............
                            11.24        -12.48           N/A             0.51
 Russell 2000 Growth
 Index.................     14.31         -3.57          7.12
 Morningstar Small
 Growth Category
 Average ..............     12.09         -0.55         10.24
 * The Account's SEC effective date was May 1, 1998.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    1.00
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.01


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 SMALLCAP GROWTH
 ACCOUNT                                 $103  $322  $558  $1,236

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES

MARKET VOLATILITY . Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.



INTEREST RATE CHANGES . Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.



CREDIT RISK . Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


A reverse repurchase agreement is a money market transaction in which the Account sells securities it holds - usually government securities - to a broker or bank with an agreement that the Account will repurchase the securities at a set price on a set date in the future. Reverse repurchase agreements allow the Account to maintain exposure to a desired security while generating incremental income for the Account.



REPURCHASE AGREEMENTS AND LOANED SECURITIES
Although not a principal investment strategy, each of the Accounts may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Account sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by an Account collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Account holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Account bears a risk of loss. To minimize such risks, the Account enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

Each of the Accounts may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.



CURRENCY CONTRACTS
The Accounts (except Government Securities) may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging purposes and not as a principal investment strategy. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. An Account will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Account (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If an Account's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Account's investment, these techniques could result in a loss. These techniques may increase the volatility of an Account and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Account to deliver or receive currency.


FORWARD COMMITMENTS
Although not a principal investment strategy, each of the Accounts may enter into forward commitment agreements. These agreements call for the Account to purchase or sell a security on a future date at a fixed price. Each of these Accounts may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
Each of the Accounts (except Money Market) may invest up to 5% of its assets in warrants though none of the Accounts use such investments as a principal investment strategy. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

HIGH YIELD SECURITIES
The Bond and MidCap Value may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of an Account to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Account were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, an Account may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which an Account could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Account's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by an Account, the Account may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.

INITIAL PUBLIC OFFERINGS ("IPOS")
Certain of the Funds may invest in IPOs. An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for an Account to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

When an Account's asset base is small, a significant portion of the Account's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Account. As the Account's assets grow, the effect of the Account's investments in IPOs on the Account's performance probably will decline, which could reduce the Account's performance. Because of the price volatility of IPO shares, an Account may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Account's portfolio and lead to increased expenses to the Account, such as commissions and transaction costs. By selling IPO shares, the Account may realize taxable gains it will subsequently distribute to shareholders.


DERIVATIVES
To the extent permitted by its investment objectives and policies, each of the Accounts (except Money Market) may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect an Account from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Accounts may enter into put or call options, future contracts, options on futures contracts and over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps) for both hedging and non-hedging purposes.


Generally, no Account may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Account. The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than an Account's initial investment; and .. the counterparty may fail to perform its obligations.

CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that an Account (except Bond, Limited Term Bond and Money
Market) has the right to exchange for equity securities at a specified conversion price. The option allows the Account to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Account may hold fixed-income securities that are convertible into shares of common stock at a conversion price of

$10 per share. If the market value of the shares of common stock reached $12, the Account could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Account to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Accounts treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Accounts may invest in convertible securities without regard to their ratings.


FOREIGN INVESTING
As a principal investment strategy, the Diversified International Account may invest Account assets in securities of foreign companies.The other Accounts (except Government Securities and Money Market) may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Account seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Account assets is not invested and earning no return. If an Account is unable to make intended security purchases due to settlement problems, the Account may miss attractive investment opportunities. In addition, an Account may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect an Account's investments in those countries. In addition, an Account may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for an Account. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Account investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Accounts intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which an Account has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of an Account's portfolio. An Account may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


An Account may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.

Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Account to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. An Account could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


PORTFOLIO TURNOVER
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in an Account's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Accounts with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Account) and may have an adverse impact on the Account's performance. No turnover rate can be calculated for the Money Market Account because of the short maturities of the securities in which it invests. Turnover rates for each of the other Accounts may be found in the Account's Financial Highlights table.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


PRICING OF ACCOUNT SHARES


Each Account's shares are bought and sold at the current share price. The share price of each Account is calculated each day the New York Stock Exchange ("NYSE") is open (shares are not priced on the days on which the NYSE is closed for trading). The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


For all Accounts, except the Money Market Account, the share price is calculated by:
.. taking the current market value of the total assets of the Account

.. subtracting liabilities of the Account
.. dividing the remainder by the total number of shares owned by the Account.

The securities of the Money Market Account are valued at amortized cost. The calculation procedure is described in the SAI. The Money Market Account reserves the right to determine a share price more than once each day.


NOTES:

.. If current market values are not readily available for a security owned by an
  Account, its fair value is determined using a policy adopted by the Directors. .. An Account's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of an Account investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

DIVIDENDS AND DISTRIBUTIONS


The issuer of an equity security held by an Account may make a dividend payment. When an Account receives a dividend, it increases the net asset value of a share of the Account.


An Account accrues interest daily on its fixed-income securities in anticipation of an interest payment from the issuer of the security. This accrual increases the net asset value of an Account.


The Money Market Account (or any other Account holding commercial paper) amortizes the discount on commercial paper it owns on a daily basis. This increases the net asset value of the Account.


NOTE: As the net asset value of a share of an Account increases, the unit value of the corresponding division also reflects an increase. The number of units you own in the Account are not increased.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


THE MANAGER
Principal Management Corporation serves as the manager for the Fund. In its handling of the business affairs of the Fund, the Manager provides clerical, recordkeeping and bookkeeping services, and keeps the required financial and accounting records. In addition, the Manager is responsible for the portfolio management function for certain Accounts.

For each Account, the sub-advisor, if any, and the person(s) responsible for day-to-day Account management (the portfolio manager) are shown below. The SAI provides information about the portfolio manager's compensation, other accounts under management, and ownership of securities in the Account.


MANAGER: The Manager is an indirect subsidiary of Principal Financial Services,
         Inc. and has managed mutual funds since 1969. As of December 31, 2004, the mutual funds it manages had assets of approximately $16.6 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-2080.

                                        DAY-TO-DAY
           ACCOUNT                      FUND MANAGEMENT
           -------                      ---------------
           Bond                         William C. Armstrong
                                        Timothy R. Warrick
           Money Market                 Tracy Reeg
                                        Alice Robertson




WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong leads the multi-sector/core portfolio management group for Principal. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.


There are no disclosable limitations on his role.



TRACY REEG. . Ms. Reeg is a portfolio manager at Principal specializing in the management and research areas for the short-term money market portfolios. She joined the firm in 1993. Ms. Reeg received a Bachelor's degree in Finance from the University of Northern Iowa. She is a member of the Life Office Management Association (LOMA) and is a Fellow of the Life Management Institute (FLMI).



ALICE ROBERTSON . Ms. Robertson is a trader for Principal on the corporate fixed-income trading desk. She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master's degree in Finance and Marketing from DePaul University and her Bachelor's degree in Economics from Northwestern University.



TIMOTHY R. WARRICK, CFA . Mr. Warrick is a co-portfolio manager at Principal with responsibility for the U.S. multi-sector product with focus on the management of U.S. credit instruments. His prior responsibilities with the firm include portfolio management for multiple asset class portfolios, product development and fixed income credit analyst duties. He joined Principal in 1990. In 1996, Mr. Warrick joined ReliaStar Investment Research, Inc. and was responsible for multiple asset classes, including corporate bonds and leveraged bank loans. He rejoined Principal in 1998 as a portfolio manager. He received an MBA in Finance from Drake University and a Bachelor's degree in Accounting and Economics from Simpson College. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research (AIMR).


There are no disclosable limitations on his role.


THE SUB-ADVISORS
The Manager has signed contracts with various Sub-Advisors. Under the Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for a specific Account. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: Emerald Advisers, Inc. ("Emerald") is a subsidiary of Emerald Asset
         Management which is owned by eleven inside shareholders and one outside minority shareholder. Emerald provides professional investment advisory services to institutional investors, high net worth individuals and the general public. As of December 31, 2004, Emerald managed approximately $2.0 billion in assets. Emerald's offices are located at 1703 Oregon Pike Road, Suite 101, Lancaster, Pennsylvania 17601.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Growth              Kenneth G. Mertz
                                        Stacey L. Sears




KENNETH G. MERTZ II, CFA. . Mr. Mertz joined Emerald in 1992 and serves as President of Emerald Advisers, Inc.; Trustee, Vice President and Chief Investment Officer of the Emerald Mutual Funds; and a Partner of the Emerald Organization (1992 - Present). Formerly he served as Chief Investment Officer, Pennsylvania State Employees' Retirement System (1985-1992). Mr. Mertz graduated from Millersville University with a BA in Economics.


Mr. Mertz supervises the entire portfolio management and trading process. As Chief Investment Officer, he has full discretion over all portfolios. Mr. Mertz and Ms. Sears work as a team developing strategy.



STACEY L. SEARS . Ms. Sears joined Emerald in 1991 and serves as Senior Vice President and Portfolio Manager of Emerald Advisers, Inc. and a Partner in the Emerald Organization. She is co-manager of the Emerald Growth Fund and a member of the Portfolio Management team. Additionally, Ms. Sears maintains research coverage of retail, apparel, consumer goods and consumer technology companies. Ms. Sears received a BS in Business Administration from Millersville University and an MBA from Villanova University.


Ms. Sears monitors all portfolios in wrap programs and works with Mr. Mertz in supervising the trading group staff. Mr. Mertz and Ms. Sears work as a team developing strategy.


SUB-ADVISOR: Grantham, Mayo, Van Otterloo & Co. LLC ("GMO") is a privately held global investment management firm servicing clients in the corporate, public, endowment and foundation marketplace located at 40 Rowes Wharf, Boston, MA 02110. As of December 31, 2004, GMO managed $81.5 billion in client assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           LargeCap Growth Equity       U.S. Quantitative Equity Team
                                        with Robert Soucy as the senior
                                        member of the team



Day-to-day management of the Account is the responsibility of the Quantitative Division comprised of several investment professionals associated with the Manager, and no one person is primarily responsible for day-to-day management of the fund. The Division's team members work collaboratively to manage the fund's portfolio.


Mr. Soucy is the senior member of the team who allocates the portfolio among the various team members, oversees the implementation of trades on behalf of the team, reviews the overall composition of the portfolio, and monitors cash flows.


Mr. Soucy has served as the senior member of the Account's portfolio management team since 2004. At GMO, Mr. Soucy is responsible for the portfolio management of all U.S. quantitative equities portfolios. He has served as director of U.S. equity management since 2001. Prior to joining GMO in 1987, he served as a research engineer with Scientific Systems, Inc.


The SAI contains other information about how GMO determines the compensation of the team's senior member, other accounts managed by the team's senior member, and ownership of mutual fund shares by the team's senior member.

SUB-ADVISOR: Mellon Equity Associates, LLP ("Mellon Equity"), 500 Grant Street,
         Suite 4200, Pittsburgh, PA 15258. Mellon Equity is a wholly owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon has more than $4.0 trillion in assets under management, administration or custody, including $707 billion under management. As of December 31, 2004, Mellon Equity managed approximately $20.1 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Growth                Adam T. Logan
                                        John O'Toole




ADAM T. LOGAN, CFA . Joining the company in 1998, Mr. Logan is a portfolio manager and Vice President of Mellon Equity. Previously, he performed duties as a financial analyst in Mellon Financial Corporation's corporate finance department. He is currently responsible for the management of client portfolios with a specific focus on mid and small capitalization securities. He earned a BA in Finance from Westminster College and an MBA from the Katz Graduate School of Business at the University of Pittsburgh. He has earned the right to use the Chartered Financial Analyst designation.



JOHN O'TOOLE, CFA . Portfolio Manager of The Dreyfus Corporation and Senior Vice President of Mellon Equity Associates LLP (an affiliate of The Dreyfus Corporation) since 1990. Mr. O'Toole holds an MBA in Finance from the University of Chicago and a BA in Economics from the University of Pennsylvania. He is a member of the Association for Investment Management and Research, and the Pittsburgh Society of Financial Analysts. He is a Chartered Financial Analyst.


SUB-ADVISOR: Neuberger Berman Management, Inc. ("Neuberger Berman") is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. Together with Neuberger Berman, the firms manage more than $82.9 billion in total assets (as of December 31, 2004) and continue an asset management history that began in 1939. Neuberger Berman Management, Inc. is an indirect, wholly owned subsidiary of Lehman Brothers Holdings, Inc. Lehman Brothers is located at 745 Seventh Avenue, New York, NY 10019.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Value                 David DiDominico
                                        Andrew Wellington




DAVID M. DIDOMENICO . Mr. DiDomenico is a Vice President of Neuberger Berman Management Inc. and Neuberger Berman, LLC. He has been an Associate Portfolio Manager of the Account since December 2003 and prior to that was an analyst dedicated to the Account since 2002. He held a position at a private equity firm from 1999 to 2002. Prior to 1999 he was an analyst at another investment firm. Mr. DiDomenico holds a MBA from Stanford University as well as a BA in Political Science from the Harvard University.


There are no disclosable limitations on his role.



ANDREW WELLINGTON . Portfolio Manager, Neuberger Berman, since 2001. Mr. Wellington earned a BS from the University of Pennsylvania, Wharton School of Business. He has 12 years of industry experience.


There are no disclosable limitations on his role.

SUB-ADVISOR: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal has been active in retirement plan investing since 1941 and has sub-advised mutual fund assets since 1969. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. As of December 31, 2004, Principal, together with its affiliated asset management companies, had approximately $137.8 billion in asset under management. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Capital Value                John Pihlblad
           Diversified International    Paul H. Blankenhagen
                                        Juliet Cohn
                                        Christopher Ibach
           Government Securities        Brad Fredericks
                                        Lisa Stange
           LargeCap Stock Index         Dirk Laschanzky
           Limited Term Bond            Zeid Ayer
                                        Craig Dawson
                                        Martin J. Schafer
           MidCap                       K. William Nolin
           SmallCap                     Todd Sanders




ZEID AYER, PH.D., CFA . Mr. Ayer joined Principal in 2001 and is a senior research analyst and co-manager of the Ultra Short Fixed Income portfolios. He is the global sector head for asset-backed securities (ABS) and non-agency mortgage-backed securities (MBS). Mr. Ayer is also the primary analyst responsible for mortgage-related ABS and non-agency MBS investments. Previously, he was assistant vice president at PNC Financial Services Group. He earned a PhD in Physics from the University of Notre Dame, an MS in Computational Finance from Carnegie Mellon University and a Bachelor's degree in Physics from St. Xavier's College, Bombay University. He has earned the right to use the Chartered Financial Analyst designation.


There are no disclosable limitations on his role.



PAUL H. BLANKENHAGEN, CFA . Mr. Blankenhagen is a portfolio manager at Principal Global Investors. He is responsible for developing portfolio strategy and leading the ongoing management of core international equity portfolios including developed markets portfolios and broad market portfolios. Mr. Blankenhagen is also active in research with an emphasis on the banking and media industries. He joined the firm in 1992 and has been a member of the international equity team since 1995. He was named a portfolio manager in 2000. Mr. Blankenhagen received a Master's degree from Drake University and a Bachelor's degree in Finance from Iowa State University. He holds the Chartered Financial Analyst designation, and is a member of the Association for Investment Management and Research (AIMR) and the Iowa Society of Financial Analysts.


There are no disclosable limitations on his role.



CRAIG DAWSON, CFA . Mr. Dawson joined Principal in 1998 and became a portfolio manager in 2002. He manages ultra short, high quality short, stable value and global strategic income portfolios. He previously managed corporate bond portfolios and multi-sector portfolios. He earned an MBA and a Bachelor's degree in Finance from the University of Iowa. Mr. Dawson has earned the right to use the Chartered Financial Analyst designation.

There are no disclosable limitations on his role.



BRAD FREDERICKS. . Mr. Fredericks' responsibilities include general portfolio overview with specific emphasis on structured securities. He joined the firm in 1998 as a financial accountant and moved to his current position in 2002. Prior to that, Mr. Fredericks was an assistant trader at Norwest Mortgage. He received a bachelor's degree in finance from Iowa State University. Mr. Frederick is a Level I candidate for the CFA program and a Fellow of the Life Management Institute (FLMI).


There are no disclosable limitations on his role.



CHRISTOPHER IBACH, CFA . Mr. Ibach joined Principal in 2000 and is an associate portfolio manager and equity research analyst. He specializes in the analysis of international technology companies and is also responsible for coordinating portfolio rebalancing and the application of Principal's Global Research Platform. Previously, he was with Motorola, Inc. Mr. Ibach earned an MBA in Finance and a Bachelor's degree in Electrical Engineering from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.


There are no disclosable limitations on his role.



DIRK LASCHANZKY, CFA . As a portfolio manager at Principal, Mr. Laschanzky is responsible for asset allocation and provides advice to clients concerning their portfolios across all asset classes. Prior to joining Principal in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services where he managed short-term money market funds and was responsible for American Airlines' pension plan investment management. He also served as a financial analyst for American Airlines. He received an MBA and BA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.


There are no disclosable limitations on his role.



K. WILLIAM NOLIN, CFA . Mr. Nolin has managed the domestic mid-cap equity portfolios since 1999. His expertise is grounded in the telecommunications, media & entertainment, lodging and consumer non-durables sectors. Mr. Nolin joined the Principal Financial Group in 1993 as an investment credit analyst. He earned his MBA from the Yale School of Management and his Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



JOHN PIHLBLAD, CFA . Mr. Pihlblad is director of quantitative portfolio management for Principal. He has over 24 years experience in creating and managing quantitative investment systems. Prior to joining Principal in 2000, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He received his BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.



TODD SANDERS, CFA . Mr. Sanders is an equity analyst for Principal focused on quantitative research. He joined the firm in 1998. Previously, he was an investment analyst for NISA Investment Advisors and in credit analysis/risk management with the U.S. Central Credit Union. He received an MBA in Finance from Washington University and a Bachelor's degree in Finance/Economics from the University of Missouri-Columbia. He is a member of the International Association of Financial Engineers (IAFE), the Global Association of Risk Professionals
(GARP) and the Association of Investment Management and Research (AIMR). He has earned the right to use the Chartered Financial Analyst designation.



MARTIN J. SCHAFER . Mr. Schafer is a portfolio manager for a member company of The Principal Financial Group specializing in the management of mortgage-backed securities utilizing an active, total return approach. He joined The Principal Financial Group in 1977. He holds a BBA in Accounting and Finance from the University of Iowa.


There are no disclosable limitations on his role.

LISA A. STANGE, CFA . Ms. Stange is a portfolio manager and strategist for Principal. She is integrally involved in the formulation of broad investment strategy, quantitative research and product development. She joined the firm in 1989. Ms. Stange received an MBA and a bachelor's degree from the University of Iowa. She holds the Chartered Financial Analyst designation and is a member of the Iowa Society of Financial Analysts and the CFA Institute.


There are no disclosable limitations on her role.


SUB-ADVISOR: UBS Global Asset Management (Americas) Inc., a Delaware corporation located at 1 North Wacker, Chicago, IL 60606 ("UBS Global AM"), is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the "Group") of UBS AG. As of December 31, 2004, UBS Global AM managed approximately $61.3 billion in assets and the Group managed approximately $527.4 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Growth              Investment decisions for the
                                        Fund are made by investment
                                        management teams at UBS Global
                                        AM, including Paul A. Graham,
                                        Jr. and David N. Wabnik. No
                                        member of the investment
                                        management team is primarily
                                        responsible for making
                                        recommendations for portfolio
                                        purchases.




PAUL A. GRAHAM, JR., CFA . Mr. Graham joined UBS Global AM in 1994 and has had portfolio management responsibilities since 1994. Mr. Graham is Managing Director, Co-Head of U.S. Small Cap Growth Equity. For eight years prior to joining the firm, he served as a small cap portfolio manager and research analyst at Value Line Asset Management. Mr. Graham received his BA from Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.


There are no disclosable limitations on his role.



DAVID N. WABNIK . Mr. Wabnik joined UBS Global AM in 1995 and has been a portfolio manager since 1995. Mr. Wabnik is Executive Director, Co-Head of U.S. SmallCap Growth Equity. For four years prior to joining the firm, he served as a small cap portfolio manager/senior research analyst at Value Line Asset Management. Mr. Wabnik received his BS from Binghamton University and his MBA from Columbia Business School. He has completed the Certified Financial Analyst Level I exams.


There are no disclosable limitations on his role.


DUTIES OF THE MANAGER AND SUB-ADVISOR
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Account's investment objective and policies. Within the scope of the approved investment program, the Manager or Sub-Advisor advises the Account on its investment policy and determines which securities are bought or sold, and in what amounts.

FEES PAID TO THE MANAGER
The Manager is paid a fee by each Account for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 2004 was:

      Bond                         0.46%     MidCap                    0.58%
      Capital Value                0.60%     MidCap Growth             0.90%
      Diversified International    0.85%     MidCap Value              1.05%
      Government Securities        0.44%     Money Market              0.48%
      LargeCap Growth Equity       1.00%     SmallCap                  0.85%
      LargeCap Stock Index         0.35%     SmallCap Growth           1.00%
      Limited Term Bond            0.50%



FEES PAID TO THE SUB-ADVISOR
The Sub-Advisor fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 2004 was:

      Bond                         0.10%     MidCap                    0.14%
      Capital Value                0.13%     MidCap Growth             0.38%
      Diversified International    0.11%     MidCap Value              0.49%
      Government Securities        0.11%     Money Market              0.08%
      LargeCap Growth Equity       0.40%     SmallCap                  0.20%
      LargeCap Stock Index         0.01%     SmallCap Growth           0.55%
      Limited Term Bond            0.10%






The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors without obtaining shareholder approval. For any Account that is relying on that order, the Manager may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of these Accounts due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. No Account will rely on the order until it receives approval from its shareholders or, in the case of a new Account, the Account's sole initial shareholder before the Account is available to the public, and the Fund states in its prospectus that it intends to rely on the order.

The LargeCap Growth Equity, MidCap Growth, MidCap Value and SmallCap Growth Accounts have received the necessary shareholder approval and intend to rely on the order.

GENERAL INFORMATION ABOUT AN ACCOUNT


FREQUENT TRADING AND MARKET-TIMING (ABUSIVE TRADING PRACTICES) The Accounts of the Principal Variable Contracts Fund are not designed for frequent trading or market timing activity. The Fund has adopted fair valuation procedures to be used in the case of significant events, including broad market movements, occuring after the close of a foreign market in which securities are traded. The procedures will be followed if the Manager believes the events will impact the value of the foreign securities. These procedures are intended to discourage market timing transactions in shares of the Accounts.


The Accounts do not knowingly accommodate frequent purchases and redemptions "excessive trading" of Fund shares by investors. If you intend to trade frequently and/or use market timing investment strategies, do not purchase these Accounts. The Company does not accommodate market timing.


Excessive trading activites can:
.. Disrupt the management of the Accounts by;
  . forcing the Account to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the Account; and
  . causing unplanned portfolio turnover; . Hurt the portfolio performance of the Account; and . Increase expenses of the Account due to;
  . increased broker-dealer commissions; and . increased recordkeeping and related costs.
If we are not able to identify such excessive trading practices, the Accounts may be negatively impacted and may cause the investors to suffer the harms described..


Certain Accounts may be at greater risk for abusive trading practices. For example, those Accounts that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage. This risk is particularly relevant to the Diversified International, International Emerging Markets and International SmallCap Accounts but does apply to the purchase of foreign securities by any Account.




As the Accounts of the Principal Variable Contracts Fund are only available through variable annuity or variable life contracts, the Principal Variable Contracts Fund must rely on Principal Life (as sponsor of the variable contract) to monitor customer trading activity to identify and take action against excessive trading. There can be no certainty that Principal Life will identify and prevent excessive trading in all instances. When Principal Life identifies excessive trading, Principal Life will act to curtail such trading in a fair and uniform manner.


If Principal Life, or the Principal Variable Contracts Fund, deem excessive trading practices to be occurring, Principal Life will take action that may include, but is not limited to:
.. Rejecting exchange instructions from shareholder or other person authorized by the shareholder to direct exchanges;
.. Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S. mail only and disallowing requests made via the internet, by facsimile, by overnight courier or by telephone;
.. Limiting the dollar amount of an exchange and/or the number of exchanges during a year;
.. Requiring a holding period of a minimum of 30 days before permitting exchanges among the Accounts where there is evidence of at least one round-trip exchange (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption); and
.. Taking such other action as directed by the Principal Variable Contracts Fund.




The Principal Variable Contracts Fund has reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, Principal Life will reverse an exchange (within three business days of the exchange) and return the account holdings to the positions held prior to the exchange. Principal Life will give you notice in writing in this instance.

ELIGIBLE PURCHASERS
Only certain eligible purchasers may buy shares of the Accounts. Eligible purchasers are limited to 1) separate accounts of Principal Life or of other insurance companies, 2) Principal Life or any of its subsidiaries or affiliates,
3) trustees of other managers of any qualified profit sharing, incentive or bonus plan established by Principal Life or any of its subsidiaries or affiliates for employees of such company, subsidiary or affiliate. Such trustees or managers may buy Account shares only in their capacities as trustees or managers and not for their personal accounts. The Board of Directors of the Fund reserves the right to broaden or limit the designation of eligible purchaser.

Each Account serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Principal Life. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Accounts at the same time. Although neither Principal Life nor the Fund currently foresees any such disadvantage, the Fund's Board of Directors monitors events in order to identify any material conflicts between such policy owners and contract holders. Material conflict could result from, for example, 1) changes in state insurance laws, 2) changes in Federal income tax law, 3) changes in the investment management of an Account, or 4) differences in voting instructions between those given by policy owners and those given by contract holders. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Account shares by one or more of the separate accounts which could have adverse consequences.


SHAREHOLDER RIGHTS
The following information applies to each Account of the Principal Variable Contracts Fund, Inc. Each Account share is eligible to vote, either in person or by proxy, at all shareholder meetings for that Account. This includes the right to vote on the election of directors, selection of independent auditors and other matters submitted to meetings of shareholders of the Account. Each share has equal rights with every other share of the Account as to dividends, earnings, voting, assets and redemption. Shares are fully paid, non-assessable and have no preemptive or conversion rights. Shares of an Account are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of the Fund may remove any director with or without cause by the vote of a majority of the votes entitled to be case at a meeting of all Account shareholders.

The bylaws of the Fund provide that the Board of Directors of the Fund may increase or decrease the aggregate number of shares that the Fund has the authority to issue, without a shareholder vote.


The bylaws of the Fund also provide that the Fund does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the Investment Company Act of 1940: election of directors; approval of an investment advisory agreement; ratification of the selection of independent auditors; and approval of the distribution agreement. The Fund intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.


Shareholder inquiries should be directed to: Principal Variable Contracts Fund, Inc., Principal Financial Group, Des Moines, Iowa 50392-2080.


NON-CUMULATIVE VOTING
The Fund's shares have non-cumulative voting rights. This means that the holders of more than 50% of the shares voting for the election of directors of the Fund can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any directors.

Principal Life votes each Account's shares allocated to each of its separate accounts registered under the Investment Company Act of 1940 and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating that separate account. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account's shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Account shares in its own right.


PURCHASE OF ACCOUNT SHARES
Shares are purchased from Princor Financial Services Corporation, the Fund's principal underwriter. There are no sales charges on shares of the Accounts, however, your variable contract may impose a charge. There are no restrictions on amounts to be invested in shares of the Accounts.

Shareholder accounts for each Account are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Account as evidence of ownership of Account shares. Share certificates are not issued.


SALE OF ACCOUNT SHARES
This section applies to eligible purchasers other than the separate accounts of Principal Life and its subsidiaries.

Each Account sells its shares upon request. There is no charge for the sale. A shareholder sends a written request to the Account requesting the sale of any part or all of the shares. The letter must be signed exactly as the account is registered. If payment is to be made to the registered shareholder or joint shareholder, the Account does not require a signature guarantee. If payment is to be made to another party, the shareholder's signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan association, national securities exchange member or brokerage firm. Shares are redeemed at the net asset value per share next computed after the request is received by the Account in proper and complete form.


Sales proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended during any period when 1) trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for other than weekends and holidays, or 2) an emergency exists, as determined by the SEC, as a result of which a) disposal by a fund of securities owned by it is not reasonably practicable, b) it is not reasonably practicable for a fund to fairly determine the value of its net assets, or c) the SEC permits suspension for the protection of security holders.


If payments are delayed and the instruction is not canceled by the shareholder's written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay. The transaction occurs within five days thereafter.


In addition, payments on surrenders attributable to a premium payment made by check may be delayed up to 15 days. This permits payment to be collected on the check.


RESTRICTED TRANSFERS
Shares of each of the Accounts may be transferred to an eligible purchaser. However, if an Account is requested to transfer shares to other than an eligible purchaser, the Account has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Account must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven-day period.

FINANCIAL STATEMENTS
You will receive an annual financial statement for the Fund, audited by the Fund's independent registered public accounting firm, Ernst & Young LLP. That report is a part of this prospectus. You will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from audited financial statements that were audited by Ernst & Young LLP.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2004       2003       2002        2001           2000
                            ----       ----       ----        ----           ----
BOND ACCOUNT
------------
Net Asset Value,
 Beginning of Period..    $12.31     $12.32     $11.84      $11.78         $10.89
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.51       0.52       0.51       0.56/(c)/       0.85
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.08       0.02       0.54       0.35/(c)/       0.04
                            ----       ----       ----       ----            ----
 Total From Investment
            Operations      0.59       0.54       1.05        0.91           0.89
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.59)     (0.55)     (0.57)      (0.85)            --
    ----                   -----      -----      -----       -----
   Total Dividends and
         Distributions     (0.59)     (0.55)     (0.57)      (0.85)            --
    ----                   -----      -----      -----       -----
Net Asset Value, End
 of Period............    $12.31     $12.31     $12.32      $11.84         $11.78
                          ======     ======     ======      ======         ======
Total Return /(a)/ ...      4.98%      4.59%      9.26%       8.12%          8.17%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $286,684   $263,435   $232,839    $166,658       $116,216
 Ratio of Expenses to
  Average Net Assets..      0.47%      0.47%      0.49%       0.50%          0.51%
 Ratio of Net
  Investment Income to
  Average Net Assets..      4.23%      4.32%      5.02%       5.73%/(c)/     7.47%
 Portfolio Turnover
  Rate................     143.6%      82.1%      63.3%      146.1%          81.5%

                            2004       2003       2002        2001           2000
                            ----       ----       ----        ----           ----
CAPITAL VALUE ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $29.23     $23.60     $27.78      $30.72         $30.74
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.44       0.38       0.39        0.34           0.50
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      3.17       5.63      (4.18)      (2.80)          0.13
                            ----       ----      -----       -----           ----
 Total From Investment
            Operations      3.61       6.01      (3.79)      (2.46)          0.63
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.45)     (0.38)     (0.39)      (0.34)         (0.50)
 Distributions from
  Realized Gains......        --         --         --       (0.14)         (0.15)
    ----                                                     -----          -----
   Total Dividends and
         Distributions     (0.45)     (0.38)     (0.39)      (0.48)         (0.65)
                           -----      -----      -----       -----          -----
Net Asset Value, End
 of Period............    $32.39     $29.23     $23.60      $27.78         $30.72
                          ======     ======     ======      ======         ======
Total Return /(a)/ ...     12.36%     25.49%    (13.66)%     (8.05)%         2.16%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $265,580   $248,253   $206,541    $254,484       $283,325
 Ratio of Expenses to
  Average Net Assets..      0.60%      0.61%      0.61%       0.61%          0.60%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      0.60%      0.61%      0.61%         --             --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.47%      1.47%      1.45%       1.20%          1.54%
 Portfolio Turnover
  Rate................     183.3%     125.7%     142.6%       91.7%         141.8%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without fees paid indirectly.
/(c) /Effective January 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains/losses per share by $.01, and decrease the ratio of net investment income to average net assets by .08%. Financial highlights for prior periods have not been restated to reflect this change in presentation.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2004       2003       2002        2001        2000
                            ----       ----       ----        ----        ----
GOVERNMENT SECURITIES ACCOUNT
-----------------------------
Net Asset Value,
 Beginning of Period..    $11.77     $12.00     $11.58      $11.43      $10.26
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.44       0.45       0.43        0.51        0.69
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.04)     (0.24)      0.55        0.32        0.48
                           -----      -----       ----        ----        ----
 Total From Investment
            Operations      0.40       0.21       0.98        0.83        1.17
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.53)     (0.44)     (0.52)      (0.68)         --
 Distributions from
  Realized Gains......        --         --      (0.04)         --          --
    ----                                         -----
   Total Dividends and
         Distributions     (0.53)     (0.44)     (0.56)      (0.68)         --
    ----                   -----      -----      -----       -----
Net Asset Value, End
 of Period............    $11.64     $11.77     $12.00      $11.58      $11.43
                          ======     ======     ======      ======      ======
Total Return /(a)/ ...      3.56%      1.84%      8.80%       7.61%      11.40%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $334,034   $368,564   $342,001    $193,254    $127,038
 Ratio of Expenses to
  Average Net Assets..      0.44%      0.44%      0.47%       0.49%       0.51%
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.82%      3.83%      4.87%       5.63%       6.33%
 Portfolio Turnover
  Rate................      67.2%     110.4%      33.8%       45.9%        4.3%

                            2004       2003       2002        2001        2000
                            ----       ----       ----        ----        ----
INTERNATIONAL ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $11.48      $8.78     $10.51      $13.90      $15.95
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.17       0.13       0.10        0.09        0.10
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.22       2.67      (1.78)      (3.46)      (1.48)
                            ----       ----      -----       -----       -----
 Total From Investment
            Operations      2.39       2.80      (1.68)      (3.37)      (1.38)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.12)     (0.10)     (0.05)      (0.02)      (0.08)
 Distributions from
  Realized Gains......        --         --         --          --       (0.59)
    ----                                                                 -----
   Total Dividends and
         Distributions     (0.12)     (0.10)     (0.05)      (0.02)      (0.67)
                           -----      -----      -----       -----       -----
Net Asset Value, End
 of Period............    $13.75     $11.48      $8.78      $10.51      $13.90
                          ======     ======      =====      ======      ======
Total Return /(a)/ ...     21.03%     32.33%    (16.07)%    (24.27)%     (8.34)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $226,753   $167,726   $119,222    $145,848    $190,440
 Ratio of Expenses to
  Average Net Assets..      0.96%      0.92%      0.92%       0.92%       0.90%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      0.97%      0.93%      0.93%         --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.39%      1.33%      1.03%       0.78%       0.81%
 Portfolio Turnover
  Rate................     170.1%     111.5%      82.2%       84.3%       99.9%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without fees paid indirectly.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2004       2003       2002       2001      2000/(D)/
                            ----       ----       ----       ----      ----
LARGECAP GROWTH EQUITY ACCOUNT
------------------------------
Net Asset Value,
 Beginning of Period..     $4.47      $3.63      $5.44      $7.78     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.01         --      (0.02)     (0.03)        --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.13       0.84      (1.79)     (2.31)     (2.22)
                            ----       ----      -----      -----      -----
 Total From Investment
            Operations      0.14       0.84      (1.81)     (2.34)     (2.22)

Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.01)        --         --         --         --
  ------                   -----
   Total Dividends and
         Distributions     (0.01)        --         --         --         --
  ------                   -----
Net Asset Value, End
 of Period............     $4.60      $4.47      $3.63      $5.44      $7.78
                           =====      =====      =====      =====      =====
Total Return /(a)/ ...      3.16%     23.14%    (33.27)%   (30.08)%   (22.22)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $31,179    $24,677     $5,572     $5,172     $4,233
 Ratio of Expenses to
  Average Net Assets..      1.04%      1.16%      1.05%      1.10%      1.04%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      1.05%      1.19%      1.09%      1.11%      1.35%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.28%     (0.13)%    (0.49)%    (0.62)%    (0.22)%/(f)/
 Portfolio Turnover
  Rate................     141.8%      51.1%     183.8%     121.2%     217.6%/(f)/

                            2004       2003       2002       2001       2000
                            ----       ----       ----       ----       ----
LARGECAP STOCK INDEX ACCOUNT
----------------------------
Net Asset Value,
 Beginning of Period..     $8.06      $6.35      $8.29      $9.52     $10.71
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.14       0.10       0.08       0.08       0.10
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.70       1.70      (1.94)     (1.23)     (1.14)
                            ----       ----      -----      -----      -----
 Total From Investment
            Operations      0.84       1.80      (1.86)     (1.15)     (1.04)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.13)     (0.09)     (0.08)     (0.08)     (0.10)
 Distributions from
  Realized Gains......        --         --         --         --      (0.05)
  ------                                                               -----
   Total Dividends and
         Distributions     (0.13)     (0.09)     (0.08)     (0.08)     (0.15)
                           -----      -----      -----      -----      -----
Net Asset Value, End
 of Period............     $8.77      $8.06      $6.35      $8.29      $9.52
                           =====      =====      =====      =====      =====
Total Return /(a)/ ...     10.39%     28.32%    (22.44)%   (12.10)%    (9.67)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $158,237   $118,638    $72,949    $73,881    $59,626
 Ratio of Expenses to
  Average Net Assets..      0.37%      0.39%      0.39%      0.40%      0.40%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...      0.37%      0.39%      0.39%      0.41%      0.46%
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.64%      1.42%      1.22%      1.05%      1.01%
 Portfolio Turnover
  Rate................      20.5%      15.7%      15.1%      10.8%      11.0%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit.  The expense limit ceased on May 1, 2002.
/(c) /Expense ratio without the Manager's voluntary expense limit.
/(d) /Period from October 24, 2000, date shares first offered, through December
  31, 2000.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2004      2003/(D)/
                            ----      ----
LIMITED TERM BOND ACCOUNT
-------------------------
Net Asset Value,
 Beginning of Period..     $9.99     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.25       0.13
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.12)     (0.05)
                           -----      -----
 Total From Investment
            Operations      0.13       0.08
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --      (0.09)
   ----                               -----
   Total Dividends and
         Distributions        --      (0.09)
   ----                               -----
Net Asset Value, End
 of Period............    $10.12      $9.99
                          ======      =====
Total Return /(a)/ ...      1.30%      0.78%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $56,241    $20,552
 Ratio of Expenses to
  Average Net Assets..      0.53%      0.57%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...        --       0.57%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.53%      2.15%/(f)/
 Portfolio Turnover
  Rate................      34.8%       5.0%/(f)/

                            2004       2003          2002        2001         2000
                            ----       ----          ----        ----         ----
MIDCAP ACCOUNT
--------------
Net Asset Value,
 Beginning of Period..    $37.56     $28.54        $32.09      $34.47       $36.90
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.39       0.35          0.30        0.24         0.10
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      6.05       9.01         (3.08)      (1.50)        4.76
                            ----       ----         -----       -----         ----
 Total From Investment
            Operations      6.44       9.36         (2.78)      (1.26)        4.86
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.39)     (0.34)        (0.30)      (0.24)       (0.10)
 Distributions from
  Realized Gains......     (3.98)        --         (0.47)      (0.88)       (7.19)
   ----                    -----                    -----       -----        -----
   Total Dividends and
         Distributions     (4.37)     (0.34)        (0.77)      (1.12)       (7.29)
                           -----      -----         -----       -----        -----
Net Asset Value, End
 of Period............    $39.63     $37.56        $28.54      $32.09       $34.47
                          ======     ======        ======      ======       ======
Total Return /(a)/ ...     17.76%     32.81%        (8.75)%     (3.71)%      14.59%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $395,304   $334,204      $248,986    $278,707     $286,681
 Ratio of Expenses to
  Average Net Assets..      0.59%      0.61%         0.62%       0.62%        0.62%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...      0.59%      0.61%         0.62%         --           --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.02%      1.09%         0.98%       0.77%        0.28%
 Portfolio Turnover
  Rate................      38.9%      44.9%         67.9%       73.6%       139.6%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without the Manager's voluntary expense limit.  The expense limit ceased on May 1, 2004.
/(c) /Expense ratio without fees paid indirectly.
/(d) /Period from May 1, 2003, date operations commenced, through December 31,
  2003.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.


..

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2004       2003       2002       2001        2000
                           ----       ----       ----       ----        ----
MIDCAP GROWTH ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $8.80      $6.26      $8.49     $10.46      $10.66
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.03)     (0.03)     (0.04)     (0.05)       0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.07       2.57      (2.19)     (1.68)       0.77
                           ----       ----      -----      -----        ----
 Total From Investment
            Operations     1.04       2.54      (2.23)     (1.73)       0.79
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --         --         --         --       (0.02)
 Distributions from
  Realized Gains......       --         --         --      (0.24)      (0.97)
  ----                                                     -----       -----
   Total Dividends and
         Distributions       --         --         --      (0.24)      (0.99)
  ----                                                     -----       -----
Net Asset Value, End
 of Period............    $9.84      $8.80      $6.26      $8.49      $10.46
                          =====      =====      =====      =====      ======
Total Return /(a)/ ...    11.82%     40.58%    (26.27)%   (16.92)%      8.10%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $59,674    $54,288    $21,934    $27,838     $25,924
 Ratio of Expenses to
  Average Net Assets..     0.86%      0.91%      0.91%      0.97%       0.96%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     0.92%      0.94%      0.92%        --        1.01%
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.30)%    (0.39)%    (0.55)%    (0.66)%      0.27%
 Portfolio Turnover
  Rate................     47.7%      67.5%      43.1%      55.2%      161.9%

                           2004       2003       2002       2001        2000
                           ----       ----       ----       ----        ----
MIDCAP VALUE ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..   $14.13     $10.48     $11.68     $12.57      $11.11
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.02       0.01         --       0.01          --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     3.10       3.81      (1.16)     (0.35)       3.12
                           ----       ----      -----      -----        ----
 Total From Investment
            Operations     3.12       3.82      (1.16)     (0.34)       3.12
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)     (0.01)        --      (0.01)         --
 Distributions from
  Realized Gains......    (1.86)     (0.16)     (0.04)     (0.54)      (1.66)
                          -----      -----      -----      -----       -----
   Total Dividends and
         Distributions    (1.87)     (0.17)     (0.04)     (0.55)      (1.66)
                          -----      -----      -----      -----       -----
Net Asset Value, End
 of Period............   $15.38     $14.13     $10.48     $11.68      $12.57
                         ======     ======     ======     ======      ======
Total Return /(a)/ ...    22.67%     36.49%     (9.96)%    (2.58)%     31.05%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $78,166    $52,054    $24,766    $11,778      $7,739
 Ratio of Expenses to
  Average Net Assets..     1.05%      1.05%      1.04%      1.36%       1.20%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.08%      1.08%      1.10%        --        1.29%
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.11%      0.11%      0.03%      0.12%       0.02%
 Portfolio Turnover
  Rate................     59.2%      55.5%      75.3%     208.8%      233.2%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit. The expense limit ceased on January 1, 2001.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2004       2003       2002        2001        2000
                            ----       ----       ----        ----        ----
MONEY MARKET ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..    $1.000     $1.000     $1.000      $1.000      $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.009      0.007      0.014       0.039       0.059
                           -----      -----      -----       -----       -----
 Total From Investment
            Operations     0.009      0.007      0.014       0.039       0.059
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.009)    (0.007)    (0.014)     (0.039)     (0.059)
                          ------     ------     ------      ------      ------
   Total Dividends and
         Distributions    (0.009)    (0.007)    (0.014)     (0.039)     (0.059)
                          ------     ------     ------      ------      ------
Net Asset Value, End
 of Period............    $1.000     $1.000     $1.000      $1.000      $1.000
                          ======     ======     ======      ======      ======
Total Return /(a)/ ...      0.92%      0.74%      1.42%       3.92%       6.07%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $140,553   $151,545   $201,455    $180,923    $114,710
 Ratio of Expenses to
  Average Net Assets..      0.49%      0.49%      0.49%       0.50%       0.52%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.91%      0.74%      1.40%       3.70%       5.88%

                            2004       2003       2002        2001        2000
                            ----       ----       ----        ----        ----
SMALLCAP ACCOUNT
----------------
Net Asset Value,
 Beginning of Period..     $7.97      $5.83      $8.03       $7.83      $10.74
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....        --       0.01       0.01          --        0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.58       2.14      (2.20)       0.20       (1.24)
                            ----       ----      -----        ----       -----
 Total From Investment
            Operations      1.58       2.15      (2.19)       0.20       (1.21)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --      (0.01)     (0.01)         --       (0.02)
 Distributions from
  Realized Gains......        --         --         --          --       (1.68)
    ----                                                                 -----
   Total Dividends and
         Distributions        --      (0.01)     (0.01)         --       (1.70)
    ----                              -----      -----                   -----
Net Asset Value, End
 of Period............     $9.55      $7.97      $5.83       $8.03       $7.83
                           =====      =====      =====       =====       =====
Total Return /(a)/ ...     19.82%     36.82%    (27.33)%      2.55%     (11.73)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $85,115    $65,285    $32,201     $36,493     $30,006
 Ratio of Expenses to
  Average Net Assets..      0.86%      0.95%      0.97%       1.00%       0.90%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      0.86%      0.95%      0.97%         --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.03%      0.09%      0.12%      (0.06)%      0.28%
 Portfolio Turnover
  Rate................     188.7%     162.9%     215.5%      154.5%      135.4%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without fees paid indirectly.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2004       2003       2002       2001       2000
                           ----       ----       ----       ----       ----
SMALLCAP GROWTH ACCOUNT
-----------------------
Net Asset Value,
 Beginning of Period..    $8.36      $5.74     $10.60     $15.59     $19.56
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.06)     (0.04)     (0.05)     (0.10)     (0.08)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.00       2.66      (4.81)     (4.89)     (2.67)
                           ----       ----      -----      -----      -----
 Total From Investment
            Operations     0.94       2.62      (4.86)     (4.99)     (2.75)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......       --         --         --         --      (1.22)
  ----                                                                -----
   Total Dividends and
         Distributions       --         --         --         --      (1.22)
  ----                                                                -----
Net Asset Value, End
 of Period............    $9.30      $8.36      $5.74     $10.60     $15.59
                          =====      =====      =====     ======     ======
Total Return /(a)/ ...    11.24%     45.64%    (45.85)%   (32.01)%   (13.91)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $63,453    $55,628    $32,754    $55,966    $68,421
 Ratio of Expenses to
  Average Net Assets..     0.99%      0.99%      0.95%      1.05%      1.02%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.01%      1.02%      1.06%        --       1.02%
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.70)%    (0.64)%    (0.68)%    (0.92)%    (0.49)%
 Portfolio Turnover
  Rate................     43.3%      54.1%     287.9%     152.2%      90.8%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit. The expense limit ceased on January 1, 2001.


                                      128




ADDITIONAL INFORMATION


Additional information about the Fund's (including the Fund's policy regarding the disclosure of portfolio securities) is available in the Statement of Additional Information dated April 29, 2005 and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information and the Fund's annual and semi-annual reports can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. In addition, the Fund's make its SAI and annual and semi-annual reports, free of charge, on http://www.principal.com. To request other information about the Account and to make shareholder inquiries, telephone 1-800-247-4123.


Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


The U.S. government does not insure or guarantee an investment in any of the Accounts. There can be no assurance that the Money Market Account will be able to maintain a stable share price of $1.00 per share.


Shares of the Accounts are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Accounts federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

           Principal Variable Contracts Fund, Inc. SEC File 811-01944

                       SUPPLEMENT DATED NOVEMBER 26, 2005
           TO THE PRINCIPAL VARIABLE CONTRACTS FUND, INC. PROSPECTUS
                              DATED APRIL 29, 2005

(Please note that not all of these Accounts are offered in all variable annuity and variable life contracts.)


Effective November 21, 2005 through April 30, 2007, Principal Management Corporation has contractually agreed to reimburse the total annual expenses of each of the Principal LifeTime Accounts so that the expenses will not exceed a specific percentage (as shown below).

 PRINCIPAL LIFETIME ACCOUNT                            CONTRACTUAL NET EXPENSE
 --------------------------                           -------------------------
 Principal LifeTime 2010                                        0.16%
 Principal LifeTime 2020                                        0.13%
 Principal LifeTime 2030                                        0.16%
 Principal LifeTime 2040                                        0.13%
 Principal LifeTime 2050                                        0.12%
 Principal LifeTime Strategic Income                            0.14%



The following replaces corresponding information found within sections of the April 29, 2005 prospectus. The Examples provided reflect the expense reimbursements only for the period of the contractual agreement and assume that the agreement is not continued after April 30, 2007.

PRINCIPAL LIFETIME 2010 ACCOUNT

 ACCOUNT OPERATING EXPENSES

 Management Fees.....................         0.12
 Other Expenses......................         9.90
                                              ----
     TOTAL ACCOUNT OPERATING EXPENSES        10.02
 Fee Reduction and/or Expense
 Reimbursement.......................         9.86
                                              ----
                         NET EXPENSES         0.16
  The Manager has contractually agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 0.16% through April 30, 2007. The Manager may choose not to continue this arrangement after April 30, 2007.
  As a shareholder in the underlying funds, the Account indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of December 31, 2004, the operating expenses of the underlying funds ranged from 0.37% to 1.05%. The
  Account's investment return is net of the underlying funds' operating expenses.


 EXAMPLE
 The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If the operating expenses of the underlying funds, separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                           NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------------------------------------------
                                                                                   1     3       5      10
 PRINCIPAL LIFETIME 2010 ACCOUNT                                                $16   $772  $2,828  $7,131

PRINCIPAL LIFETIME 2020 ACCOUNT

 ACCOUNT OPERATING EXPENSES

 Management Fees..................         0.12
 Other Expenses...................         8.60
                                           ----
  TOTAL ACCOUNT OPERATING EXPENSES         8.72
 Fee Reduction and/or Expense
 Reimbursement....................         8.59
                                           ----
                      NET EXPENSES         0.13
  The Manager has contractually agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 0.13% through April 30, 2007. The Manager may choose not to continue this arrangement after April 30, 2007.
  As a shareholder in the underlying funds, the Account indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of December 31, 2004, the operating expenses of the underlying funds ranged from 0.37% to 1.13%. The
  Account's investment return is net of the underlying funds' operating expenses.


 EXAMPLE
 The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If the operating expenses of the underlying funds, separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                           NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------------------------------------------
                                                                                   1     3       5      10
 PRINCIPAL LIFETIME 2020 ACCOUNT                                                $13   $673  $2,504  $6,517


PRINCIPAL LIFETIME 2030 ACCOUNT

 ACCOUNT OPERATING EXPENSES

 Management Fees..................         0.12
 Other Expenses...................         2.02
                                           ----
  TOTAL ACCOUNT OPERATING EXPENSES         2.14
 Fee Reduction and/or Expense
 Reimbursement....................         1.98
                                           ----
                      NET EXPENSES         0.16
  The Manager has contractually agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 0.16% through April 30, 2007. The Manager may choose not to continue this arrangement after April 30, 2007.
  As a shareholder in the underlying funds, the Account indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of December 31, 2004, the operating expenses of the underlying funds ranged from 0.37% to 1.13%. The
  Account's investment return is net of the underlying funds' operating expenses.


 EXAMPLE
 The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If the operating expenses of the underlying funds, separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                          NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------------------------------
                                                                                   1     3     5      10
 PRINCIPAL LIFETIME 2030 ACCOUNT                                                $16   $200  $701  $2,084

PRINCIPAL LIFETIME 2040 ACCOUNT

 ACCOUNT OPERATING EXPENSES

 Management Fees..................         0.12
 Other Expenses...................         1.35
                                           ----
  TOTAL ACCOUNT OPERATING EXPENSES         1.47
 Fee Reduction and/or Expense
 Reimbursement....................         1.34
                                           ----
                      NET EXPENSES         0.13
  The Manager has contractually agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 0.13% through April 30, 2007. The Manager may choose not to continue this arrangement after April 30, 2007.
  As a shareholder in the underlying funds, the Account indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of December 31, 2004, the operating expenses of the underlying funds ranged from 0.37% to 1.13%. The
  Account's investment return is net of the underlying funds' operating expenses.


 EXAMPLE
 The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If the operating expenses of the underlying funds, separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                          NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------------------------------
                                                                                   1     3     5      10
 PRINCIPAL LIFETIME 2040 ACCOUNT                                                $13   $143  $491  $1,475


PRINCIPAL LIFETIME 2050 ACCOUNT

 ACCOUNT OPERATING EXPENSES

 Management Fees..................         0.12
 Other Expenses...................         1.37
                                           ----
  TOTAL ACCOUNT OPERATING EXPENSES         1.49
 Fee Reduction and/or Expense
 Reimbursement....................         1.37
                                           ----
                      NET EXPENSES         0.12
  The Manager has contractually agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 0.12% through April 30, 2007. The Manager may choose not to continue this arrangement after April 30, 2007.
  As a shareholder in the underlying funds, the Account indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of December 31, 2004, the operating expenses of the underlying funds ranged from 0.37% to 1.13%. The
  Account's investment return is net of the underlying funds' operating expenses.


 EXAMPLE
 The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If the operating expenses of the underlying funds, separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                          NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------------------------------
                                                                                   1     3     5      10
 PRINCIPAL LIFETIME 2050 ACCOUNT                                                $12   $142  $495  $1,491

PRINCIPAL LIFETIME STRATEGIC INCOME ACCOUNT

 ACCOUNT OPERATING EXPENSES

 Management Fees.....................         0.12
 Other Expenses......................         9.97
                                              ----
     TOTAL ACCOUNT OPERATING EXPENSES        10.09
 Fee Reduction and/or Expense
 Reimbursement.......................         9.95
                                              ----
                         NET EXPENSES         0.14
  The Manager has contractually agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 0.14% through April 30, 2007. The Manager may choose not to continue this arrangement after April 30, 2007.
  As a shareholder in the underlying funds, the Account indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of December 31, 2004, the operating expenses of the underlying funds ranged from 0.37% to 1.05%. The
  Account's investment return is net of the underlying funds' operating expenses.


 EXAMPLE
 The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If the operating expenses of the underlying funds, separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                         NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------
                                                                                 1     3       5      10
 PRINCIPAL LIFETIME STRATEGIC INCOME ACCOUNT                                  $14   $772  $2,841  $7,160


LIMITED TERM BOND ACCOUNT
Effective November 21, 2005, all references to the "Limited Term Bond Account" are replaced with "Short-Term Bond Account." This reflects a change to the name of the Account which was approved by the Board of Directors.

LARGECAP STOCK INDEX ACCOUNT
Effective September 26, 2005, Mariateresa Monaco has joined the individual currently responsible for the day-to-day management of the LargeCap Stock Index Account


The portfolio managers for these funds operate as a team, sharing equal authority and responsibility for research and the day-to-day management of the portfolios.



MARIATERESA MONACO . Ms. Monaco is an associate portfolio manager at Principal. Joining Principal in 2005, she works with the asset allocation and indexed funds. Most recently, she was a quantitative equity analyst at Fidelity Management in Boston. During her 10-year career with Fidelity, she co-managed a family of institutional equity funds with $2 billion in assets. Ms. Monaco earned an MBA from the Sloan School of Management at the Massachusetts Institute of Technology and a Master's degree in Electrical Engineering from Northeastern University. She also earned a Master's degree in Electrical Engineering from Politecnico di Torino, Italy, and a diploma in Piano from the Conservatorio di Torino, Italy.

SMALLCAP VALUE ACCOUNT
Effective September 1, 2005, Mellon Equity Associates, LLP ("Mellon Equity") became an additional sub-advisor to the Account.

The description of the SmallCap Value Account is hereby replaced with the following:

SMALLCAP VALUE ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
The Account invests primarily in a diversified group of equity securities of small U.S. companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000/(R)/ Value Index (as of September 30, 2005, this range was between approximately $2 million and $3.7 billion)) at the time of purchase. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of such companies. Emphasis is given to those companies that exhibit value characteristics. Value securities generally have above average dividend yield and below average price to earnings (P/E) ratios. Up to 25% of the Account's assets may be invested in foreign securities.

The Sub-Advisor, Morgan, uses quantitative and fundamental research, systematic stock valuation and a disciplined portfolio construction process. It seeks to enhance returns and reduce the volatility in the value of the Account relative to that of the U.S. small company value universe, represented by the Russell 2000/(R)/ Value Index. Morgan continuously screens the small company universe to identify for further analysis those companies that exhibit favorable factor rankings. Such factors include Morgan's dividend discount model rankings, price-to-cashflow, earnings revisions, as well as positive price momentum. Morgan ranks these companies within economic sectors according to their relative attractiveness. Morgan then selects for purchase the companies it feels to be most attractive within each economic sector.


Under normal market conditions, the portion of the Account sub-advised by Morgan will have sector weightings comparable to that of the U.S. small company value universe though it may under or over-weight selected economic sectors. In addition, as a company moves out of the market capitalization range of the small company universe, it generally becomes a candidate for sale.


Morgan may also purchase securities issued as part of, or during a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition.


In selecting investments for the Account, the Sub-Advisor, Mellon Equity, uses a disciplined investment process that combines fundamental analysis and risk management with a multi-factor model that searches for undervalued stocks. A common definition of an undervalued stock is one selling at a low price relative to its profits and prospective earnings growth. The stock evaluation process uses several different characteristics, including changes in earnings estimates and change in price-to-earnings ratios, in an attempt to identify value among individual stocks.


Rather than using broad economic or market trends, Mellon Equity selects stocks on a company by company basis. To ensure ample diversification, the portion of the Account's assets managed by Mellon Equity are allocated among industries and economic sectors in similar proportions to those of the Index. The portfolio is generally kept broadly diversified in an attempt to capture opportunities that may be realized quickly during periods of above-average market volatility. By maintaining such a diversified stance, stock selection drives performance.


Since the Account has a long-term investment perspective, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading.

MAIN RISKS
The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. If the investor sells Account shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth and willing to accept volatile fluctuations in the value of their investment. The Account is not designed for investors seeking income or conservation of capital.

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.



                            ACCOUNTS OF THE FUND
                            --------------------
ASSET ALLOCATION ACCOUNT             LIMITED TERM BOND ACCOUNT
BOND ACCOUNT                         MIDCAP ACCOUNT
CAPITAL VALUE ACCOUNT                MIDCAP GROWTH ACCOUNT
DIVERSIFIED INTERNATIONAL ACCOUNT    MIDCAP VALUE ACCOUNT
 (previously International Account)  MONEY MARKET ACCOUNT
EQUITY GROWTH ACCOUNT                PRINCIPAL LIFETIME 2010 ACCOUNT
EQUITY INCOME ACCOUNT                PRINCIPAL LIFETIME 2020 ACCOUNT
EQUITY VALUE ACCOUNT                 PRINCIPAL LIFETIME 2030 ACCOUNT
GOVERNMENT SECURITIES ACCOUNT        PRINCIPAL LIFETIME 2040 ACCOUNT
GROWTH ACCOUNT                       PRINCIPAL LIFETIME 2050 ACCOUNT
INTERNATIONAL EMERGING MARKETS       PRINCIPAL LIFETIME STRATEGIC INCOME
ACCOUNT                              ACCOUNT
INTERNATIONAL SMALLCAP ACCOUNT       REAL ESTATE SECURITIES ACCOUNT
LARGECAP BLEND ACCOUNT               SMALLCAP GROWTH ACCOUNT
LARGECAP STOCK INDEX ACCOUNT         SMALLCAP VALUE ACCOUNT
LARGECAP VALUE ACCOUNT




This Prospectus describes a mutual fund organized by Principal Life Insurance Company/(R)/ ("Principal Life"). The Fund provides a choice of investment objectives through the Accounts listed above.





                 The date of this Prospectus is April 29, 2005.

                               TABLE OF CONTENTS

ACCOUNT DESCRIPTIONS....................................................3
  Asset Allocation Account..............................................5

  Bond Account..........................................................8

  Capital Value Account.................................................11

  Diversified International (f/k/a International) Account...............13

  Equity Growth Account.................................................15

  Equity Income Account .................................................18

  Equity Value Account..................................................21

  Government Securities Account.........................................24

  Growth Account........................................................26

  International Emerging Markets Account................................28

  International SmallCap Account........................................30

  LargeCap Blend Account................................................32

  LargeCap Stock Index Account..........................................35

  LargeCap Value Account................................................37

  Limited Term Bond Account .............................................39

  MidCap Account........................................................42

  MidCap Growth Account.................................................45

  MidCap Value Account..................................................48

  Money Market Account..................................................50

  Principal LifeTime 2010 Account .......................................53

  Principal LifeTime 2020 Account.......................................56

  Principal LifeTime 2030 Account.......................................59

  Principal LifeTime 2040 Account.......................................62

  Principal LifeTime 2050 Account.......................................65

  Principal LifeTime Strategic Income Account...........................68

  Real Estate Securities Account ........................................70

  SmallCap Growth Account...............................................73

  SmallCap Value Account................................................76


CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS.........................79

PRICING OF ACCOUNT SHARES...............................................84

DIVIDENDS AND DISTRIBUTIONS.............................................85

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE..........................85
  The Manager...........................................................85

  The Sub-Advisors......................................................86

  Duties of the Manager and Sub-Advisors................................95

  Fees Paid to the Manager..............................................95


GENERAL INFORMATION ABOUT AN ACCOUNT....................................97
  Frequent Trading and Market-Timing (Abusive Trading Practices)........98

  Eligible Purchasers...................................................98

  Shareholder Rights....................................................98

  Non-Cumulative Voting.................................................99

  Purchase of Account Shares............................................99

  Sale of Account Shares................................................99

  Restricted Transfers..................................................99

  Financial Statements..................................................99


FINANCIAL HIGHLIGHTS....................................................99

ADDITIONAL INFORMATION..................................................114

ACCOUNT DESCRIPTIONS


The Principal Variable Contracts Fund (the "Fund") is made up of Accounts. Each Account has its own investment objective. Principal Management Corporation*, the "Manager" of the Fund, has selected a Sub-Advisor for certain Accounts based on the Sub-Advisor's experience with the investment strategy for which it was selected. The Manager seeks to provide a wide range of investment approaches through the Fund.


The Sub-Advisors are:
.. AllianceBernstein Investment Research and Management ("Bernstein")
.. American Century Investment Management, Inc. ("American Century")
.. Columbus Circle Investors ("CCI")
.. Emerald Advisors, Inc. ("Emerald")
.. J.P. Morgan Investment Management Inc. ("Morgan")
.. Mellon Equity Associates, LLP ("Mellon Equity")
.. Morgan Stanley Investment Management Inc. ("MSIM Inc.")
.. Neuberger Berman Management Inc. ("Neuberger Berman")
.. Principal Global Investors, LLC ("Principal")*
.. T. Rowe Price Associates, Inc. ("T. Rowe Price")
.. UBS Global Asset Management (Americas) Inc. ("UBS Global AM")
  * CCI, Principal, Principal Management Corporation, Princor Financial Services Corporation ("Princor") and Principal Life are members of the Principal Financial Group/(R)/.


In the description for each Account, there is important information about the
Account's:


MAIN STRATEGIES AND RISKS
These sections summarize how each Account intends to achieve its investment objective. The Account's primary investment strategy (including the type or types of securities in which the Account invests) is discussed. In addition, there is a discussion of any policy of the Account to concentrate in securities of issuers in a particular industry or group of industries.

A description of the main risks is included with the discussion of each Account. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


Each Account is designed to be a portion of an investor's portfolio. None of the Accounts is intended to be a complete investment program. You should consider the risks of each Account before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS
A bar chart and a table are included with each Account that has annual returns for a full calendar year. They show the Account's annual returns and its long-term performance. The chart shows how the Account's performance has varied from year-to-year. The table compares the Account's performance over time to that of:
.. a broad-based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

An Account's past performance is not necessarily an indication of how the Account will perform in the future.


Call the Principal Variable Contracts Fund at 1-800-247-4123 to get the current 7-day yield for the Money Market
Account.

FEES AND EXPENSES
The annual operating expenses for each Account are deducted from that Account's assets (stated as a percentage of Account assets) and are shown as of the end of the most recenve fiscal year. An Account's operating expenses are shown with each Account. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing." The fees and expenses shown do not include the effect of any separate account expenses or other contract level expenses. If such charges were included, overall expenses would be higher and would lower performance.

The examples are intended to help you compare the cost of investing in a particular Account with the cost of investing in other mutual funds. The examples assume you invest $10,000 in an Account for the time periods indicated. The examples also assume that your investment has a 5% total return each year and that the Account's operating expenses are the same as the expenses shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown.


NOTES:

.. No salesperson, dealer or other person is authorized to give information or make representations about an Account other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Variable Contracts Fund, an Account, the Manager or any Sub-Advisor.
.. Investments in these Accounts are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ASSET ALLOCATION ACCOUNT
The Account seeks to generate a total investment return consistent with preservation of capital.

MAIN STRATEGIES
The Account invests in a portfolio of securities that is broadly diversified by asset class, global region, country, economic sector, and currency. The Portfolio Manager makes the Account's broad asset allocation decisions and delegates responsibility for selection specific individual securities to the internal, active management teams of the Sub-Advisor, MSIM Inc.

In deciding how to allocate the Account's assets, MSIM Inc. assesses three sets of factors:
.. the relative value of the stock, bond and money markets in the various regions, countries and economic sectors;
.. the long-term dynamic forces that are driving economies, economic sectors, and companies; and
.. the short-term technical forces that are affecting market pricing.
Factors evaluated include growth rates in gross domestic product, inflation and corporation earnings, labor market conditions, interest rate levels, sales growth, return on equity, dividend yields, price to book ratios and currency valuations.

From time-to-time, MSIM Inc. changes the Account's allocation of assets in various ways, including by asset class, by global region, by country, by economic sector and by currency, in order to keep the portfolio in alignment with global investment outlook.


Allocation among asset classes is designed to lessen overall investment risk by diversifying the Account's assets among different types of investments in different markets. MSIM Inc. reallocates among asset classes and eliminates asset classes for a period of time, when in its judgement the shift offers better prospects of achieving the investment objective of the Account. Under normal market conditions, abrupt reallocations among asset classes will not occur.


MSIM Inc. does not allocate a specific percentage of the Account's assets to a class. Over time, it expects the asset mix to be within the following ranges:
.. 25% to 75% in equity securities;
.. 20% to 60% in fixed-income securities; and .. 0% to 40% in money market instruments.
The Account may invest up to 100% of its assets in foreign securities.

Allowable instruments include individual securities (stocks (without regard to the market capitalization of the issuing company) and bonds), equity and interest rate futures, currency forward contracts, futures contracts, Exchange Traded Funds, fixed-income TRAINS and listed options. The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition. MSIM Inc. may utilize currency contracts, currency or index futures or other derivatives for hedging or other purposes, including modifying the Account's exposure to various currency, equity or fixed-income market.

MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.

CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS).



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



HEDGING STRATEGIES . Use of forward foreign currency exchange contracts, currency or index futures or other derivatives involves risks. The contracts may increase the Account's volatility and, thus, could involve a significant risk. If the Sub-Advisor's predictions are inaccurate, the averse consequences to the Account (e.g., a reduction in the


Account's net asset value) may leave the Account in a worse position than if these strategies were not used.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.



U.S. GOVERNMENT SPONSORED SECURITIES . The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs and may have an adverse impact on the Account's performance.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking a moderate risk approach towards long-term growth. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"   20.66
"1996"   12.92
"1997"   18.19
"1998"    9.18
"1999"   19.49
"2000"    1.61
"2001"   -3.92
"2002"  -12.94
"2003"   21.61
"2004"    8.49           The Account's highest/lowest quarterly returns
                         during this time period were:
                               HIGHEST Q2 '03  12.11%
                               LOWEST  Q3 '02  -12.41%

The year-to-date return as of March 31, 2005 is -1.99%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 ASSET ALLOCATION
 ACCOUNT ..............
                             8.49         2.32           8.95             8.49
 S&P 500 Index ........     10.87        -2.30          12.07
 Lehman Brothers
 Aggregate Bond Index .      4.34         7.71           7.72
 MSCI EAFE (Europe,
 Australia, Far East)
 Index - ND ...........     20.25        -1.13           5.62
 Morningstar Moderate
 Allocation Category
 Average ..............      8.62         2.17           9.24
 * The Account's SEC effective date was June 1, 1994.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.80
 Other Expenses..................    0.04
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.84


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------
                                                1     3     5      10
 ASSET ALLOCATION
 ACCOUNT                                     $86   $268  $466  $1,037

BOND ACCOUNT
The Account seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

MAIN STRATEGIES
Under normal circumstances, the Account invests at least 80% of its assets in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"). The Account considers the term "bond" to mean any debt security. Under normal circumstances, the Account invests in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;
.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody's or, if not rated, in the opinion of the Manager of comparable quality; and
.. securities issued or guaranteed by the governments of Canada (provincial or federal government) or the United Kingdom payable in U.S. dollars.

The rest of the Account's assets may be invested in:
.. preferred and common stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
.. securities rated less than the four highest grades of S&P or Moody's (i.e.
  less than investment grade (commonly known as "junk bonds")) but not lower than CCC- (S&P) or Caa (Moody's).
Under unusual market or economic conditions, the Account may invest up to 100% of its assets in cash and cash equivalents.

The Account may actively trade securities in an attempt to achieve its investment objective.


During the fiscal year ended December 31, 2004, the average ratings of the Account's assets, based on market value at each month-end, were as follows (all ratings are by Moody's):

55.65% in securities      18.26% in securities       0.46% in securities rated
rated Aaa                 rated Baa                  Caa
4.96% in securities       4.20% in securities rated  0.01% in securities rated
rated Aa                  Ba                         D
12.03% in securities      4.43% in securities rated
rated A                   B



MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


MUNICIPAL SECURITIES . Principal and interest payments of municipal securities may not be guaranteed by the issuing body and may be payable only from monies derived from a particular source. If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and may be temporarily affected by large purchases and sales, including those of the Account. General conditions in the financial markets and the size of a particular offering may also negatively affect the returns of a municipal security.



MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Account.



U.S. GOVERNMENT SPONSORED SECURITIES . The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.

PORTFOLIO DURATION. . The average portfolio duration of the Account normally varies within a three- to six-year time frame based on the Manager's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Account is three years, a change of 1% in the market's yield results in a change of approximately 3% in the value of the Account's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration .




INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS).



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs and may have an adverse impact on the Account's performance.The portfolio turnover rate for the Account for the twelve month period ended December 31, 2004 was 143.6%.


As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"  22.17
"1996"   2.36
"1997"  10.60
"1998"   7.69
"1999"  -2.59
"2000"   8.17
"2001"   8.12
"2002"   9.26
"2003"   4.59
"2004"   4.98             The Account's highest/lowest quarterly returns
                          during this time period were:
                               HIGHEST  Q2 '95   8.25%
                               LOWEST   Q1 '96  -3.24%

The year-to-date return as of March 31, 2005 is -0.48%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 BOND ACCOUNT .........
                            4.98          7.01          7.37              8.00
 Lehman Brothers
 Aggregate Bond Index .     4.34          7.71          7.72
 Morningstar
 Intermediate-Term Bond
 Category Average......     3.81          6.83          6.92
 * The Account's SEC effective date was December 18, 1987.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.46
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.47


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------
                                            1     3     5    10
 BOND ACCOUNT                            $48   $151  $263  $591

CAPITAL VALUE ACCOUNT
The Account seeks to provide long-term capital appreciation and secondarily growth of investment income.

MAIN STRATEGIES
The Account invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index (as of March 31, 2005 this range was between approximately $511 million and $389.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 20% of Account assets may be invested in foreign securities.

The Account invests in stocks that, in the opinion of the Sub-Advisor, Principal, are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Account are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on four key elements:
.. determination that a stock is selling below its fair market value;
.. early recognition of changes in a company's underlying fundamentals;
.. evaluation of the sustainability of fundamental changes; and .. by monitoring a stock's behavior in the market, evaluation of the timeliness of the investment.

Principal focuses on its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weights of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark. The Account may actively trade securities in an attempt to achieve its investment objective.


MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs and may have an adverse impact on the Account's performance. The portfolio turnover rate for the Account for the twelve month period ended December 31, 2004 was 183.3%.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"   31.91
"1996"   23.50
"1997"   28.53
"1998"   13.58
"1999"   -4.29
"2000"    2.16
"2001"   -8.05
"2002"  -13.66
"2003"   25.49
"2004"   12.36           The Account's highest/lowest quarterly returns
                         during this time period were:
                               HIGHEST Q2 '03   15.52%
                               LOWEST  Q3 '02  -15.10%

The year-to-date return as of March 31, 2005 is 0.44%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 CAPITAL VALUE ACCOUNT
                            12.36         2.72          10.04             12.07
 Russell 1000 Value
 Index.................     16.49         5.27          13.83
 Morningstar Large
 Value Category Average     12.91         4.35          11.35
 * The Account's SEC effective date was May 13, 1970.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.60
 Other Expenses..................    0.00
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.60


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------
                                               1     3     5    10
 CAPITAL VALUE ACCOUNT                      $61   $192  $335  $750

DIVERSIFIED INTERNATIONAL ACCOUNT (PREVIOUSLY INTERNATIONAL ACCOUNT)
The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

MAIN STRATEGIES
The Account invests in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Account invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Account has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However, under normal market conditions, the Account intends to have at least 80% of its assets invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Account does not intend to invest in equity securities of U.S. companies.


Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia (Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.


In choosing investments for the Account, the Sub-Advisor, Principal, pays particular attention to the long-term earnings prospects of the various companies under consideration. Principal then weighs those prospects relative to the price of the security. Principal invests in securities of companies without regard to the company's market capitalization. (Market capitalization is defined as total current market value of a company's outstanding common stock.)


The Account may actively trade securities in an attempt to achieve its investment objective.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same rage of opportunities as more developed countries companies in more developed countries.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs and may have an adverse impact on the Account's performance.The portfolio turnover rate for the Account for the twelve month period ended December 31, 2004 was 170.1%.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"   14.17
"1996"   25.09
"1997"   12.24
"1998"    9.98
"1999"   25.93
"2000"   -8.34
"2001"  -24.27
"2002"  -16.07
"2003"   32.33
"2004"   21.03
                              The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q2 '03  17.25%
                               LOWEST  Q3 '02  -18.68%


The year-to-date return as of March 31, 2005 is 0.62%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 DIVERSIFIED
 INTERNATIONAL ACCOUNT.     21.03        -1.38          7.55              6.72
 MSCI EAFE (Europe,
 Australia, Far East)
 Index - ND ...........     20.25        -1.13          5.62
 Morningstar Foreign
 Large Blend Category
 Average ..............     17.59        -2.93          6.39
 * The Account's SEC effective date was May 2, 1994.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.85
 Other Expenses..................    0.12
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.97


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------
                                                  1     3     5      10
 DIVERSIFIED INTERNATIONAL ACCOUNT             $99   $309  $536  $1,190

EQUITY GROWTH ACCOUNT
The Account seeks to provide long-term capital appreciation by investing primarily in equity securities.

MAIN STRATEGIES
The Account seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that exhibit strong growth and free cash flow potential. These companies are generally characterized as "growth" companies. Under normal market conditions, the Account invests at least 80% of its net assets in equity securities of companies with market capitalizations within the range of companies in the Russell 1000 Growth Index (as of March 31, 2005, this range was between approximately $501 million and $380.6 billion) at the time of purchase. The Account's investments in foreign companies will be limited to 25% of its total assets. The Account may also purchase futures and options, in keeping with Account objectives.

The Sub-Advisor, T. Rowe Price, generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.


In pursuing its investment objective, the Sub-Advisor has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Sub-Advisor believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


The Account may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities. The Account may actively trade securities in an attempt to achieve its investment objective.


Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing fund overall exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices, and foreign currencies.


MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is affected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more vulnerable than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the

Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Investments in futures and options, if any, are subject to additional volatility and potential losses.



HEDGING STRATEGIES . The Account may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Account may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Account. However, the Account's performance could be worse than if the Account had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Account total return; and the potential loss from the use of futures can exceed a Account's initial investment in such contracts.



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs and may have an adverse impact on the Account's performance.The portfolio turnover rate for the Account for the twelve month period ended December 31, 2004 was 147.7%.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

T. Rowe Price became the Sub-Advisor to the Account on August 24, 2004.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"   44.19
"1996"   28.05
"1997"   30.86
"1998"   18.95
"1999"   39.50
"2000"  -11.71
"2001"  -14.86
"2002"  -27.72
"2003"   25.95
"2004"    9.33         The Account's highest/lowest quarterly returns
                       during this time period were:
                               HIGHEST Q4 '98  22.68%
                               LOWEST  Q1 '01 -18.25%


The year-to-date return as of March 31, 2005 is -6.68%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 EQUITY GROWTH ACCOUNT
                            9.33         -5.64          11.61             11.21
 Russell 1000 Growth
 Index.................     6.30         -9.29           9.59
 Morningstar Large
 Growth Category
 Average ..............     7.64         -7.64           9.00
 * The Account's SEC effective date was June 1, 1994.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.76
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.77


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------
                                               1     3     5    10
 EQUITY GROWTH ACCOUNT                      $79   $246  $428  $954

EQUITY INCOME ACCOUNT
The Account seeks to achieve high current income and long-term growth of income and capital.

MAIN STRATEGIES
The Account seeks to achieve its objective by investing primarily in equity securities (such as common stocks), preferred securities, shares of real estate investment trusts (REITs) and convertible securities. In selecting securities, the Sub-Advisor, Principal, places an emphasis on securities with potentially high dividend yields. Under normal market conditions, the Account invests at least 80% of its assets in equity securities. In addition, under normal market conditions, at least 25% of the assets of the Account are invested in securities of companies in the utilities industry with no policy to concentrate its assets in any segment of the utilities industry. The Account may invest up to 20% of its assets in securities of foreign companies.

When determining how to invest the Account's assets in equity securities, Principal seeks stocks that it believes are undervalued in the marketplace at the time of purchase. Securities for the Account are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on:
.. the determination that a stock is selling below its fair market value;
.. an early recognition of changes in a company's underlying fundamentals;
.. an evaluation of the sustainability of fundamental changes; and .. monitoring a stock's behavior in the market.

In selecting preferred securities for the Account, Principal focuses on the financial services industry (i.e., banking, insurance and commercial finance). For a security to be considered for the Account, Principal will assess the credit risk within the context of the yield available on the preferred security. The sub-advisor also may consider whether the companies' securities have a favorable income-paying history and whether income payments are expected to continue to increase.

REITs are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. In selecting REITs for the Account, Principal focuses on equity REITs which primarily own property and generate revenue from rental income. Principal seeks to diversify the Account's REIT holdings by property types (e.g. apartment REITs, mall REITs, office and industrial REITs).

MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



INTEREST RATE CHANGES . Changes in interest rates may adversely affect the value of an investor's securities. When interest rates rise, the value of preferred securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of preferred securities. Some investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.



PREPAYMENT OR CALL RISK . Some investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.

SECTOR RISK . Because the Account invests at least 25% of its assets in utility securities, the Account is also subject to sector risk; that is, the possibility that the utilities sector may under perform other sectors or the market as a whole. As Principal allocates more of the Account's portfolio holdings to the utilities sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector. The share price of the Account may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



EQUITY REITS . Equity REITs are affected by the changes in the value of the properties owned by the trust. In addition, they:
.. may not be diversified with regard to the types of tenants (thus subject to business developments of the tenant(s));
.. may not be diversified with regard to the geographic locations of the properties (thus subject to regional economic developments); and .. are subject to cash flow dependency of its tenants.

The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the

Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account may be an appropriate investment for investors who seek dividends to generate income or to be reinvested for growth and accept fluctuations in the value of investments.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999"    2.29
"2000"   19.18
"2001"  -27.70
"2002"  -12.61
"2003"   13.83
"2004"   17.60            The Account's highest/lowest quarterly returns
                          during this time period were:
                                 HIGHEST  Q3 '00   18.18%
                                 LOWEST   Q3 '01  -16.65%

The year-to-date return as of March 31, 2005 is -1.00%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                                      PAST 1 YEAR           PAST 5 YEARS           PAST 10 YEARS             LIFE OF ACCOUNT*
 EQUITY INCOME ACCOUNT .........
                                         17.60                   0.16                    N/A                       2.64
 Russell 1000 Value Index/(1)/ .         16.49                   5.27                  13.83
 Lehman Brothers Aggregate Bond
 Index..........................          4.34                   7.71                   7.72
 S&P 500 Index .................         10.87                  -2.30                  12.07
 Morningstar Moderate Allocation
 Category Average...............          8.62                   2.17                   9.24
 * The Account's SEC effective date was May 1, 1998.
 (1)
  The index against which the Account measures its performance is now the Russell 1000 Value Index. The Manager, the sub-adviser and the portfolio manager believe this index is the single most representative measure of the Account's performance given that the fund invests a larger proportion of its assets in equity securities of the type included in this index than in any other type of security. The previous index, a 50/ 50 blend of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index, is less appropriate because the Account invests no more than 20 percent of its assets in fixed income securities and because the
  Account's equity securities have a greater value orientation than represented by the S&P 500 Index.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.60
 Other Expenses..................    0.02
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.62


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------
                                               1     3     5    10
 EQUITY INCOME ACCOUNT                      $63   $199  $346  $774

EQUITY VALUE ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
The Account invests primarily in common stocks and other equity securities of large capitalization companies. Under normal market conditions, the Account invests at least 80% of its net assets in securities of companies with market capitalizations similar to companies in the Russell 1000 Index (as of March 31, 2005, this range was between approximately $501 million and $389.8 billion) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

The Sub-Advisor, American Century, uses a value investment strategy that looks for companies that are temporarily out of favor in the market. The Sub-Advisor attempts to purchase the stocks of these undervalued companies and hold the stocks until they have returned to favor in the market and their stock price has gone up.

Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, the Sub-Advisor looks for companies with earnings, cash flows and/or assets that may not be reflected accurately in the companies' stock prices or may be outside the companies' historical ranges. The Sub-Advisor also may consider whether the companies' securities have a favorable income-paying history and whether income payments are expected to continue or increase.


When the Sub-Advisor believes it is prudent, the Account may invest a portion of its assets in convertible debt securities, equity-equivalent securities, foreign securities, debt securities of companies, debt obligations of governments and their agencies, non-leveraged futures contracts and other similar securities. Futures contracts, a type of derivative security, can help the Account's cash assets remain liquid while performing more like stocks. The Account has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments. For example, the Sub-Advisor cannot invest in a derivative security if it would be possible for the Account to lose more money than it invested.


The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition. The Account may actively trade securities in an attempt to achieve its investment objective.


In the event of exceptional market or economic conditions, the Account may, as a temporary defensive measure, invest all or a substantial portion of its assets in cash or short-term debt securities.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.

CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . Use of forward foreign currency exchange contracts, currency or index futures or other derivatives involves risks. The contracts may increase the Account's volatility and, thus, could involve a significant risk. If the Sub-Advisor's predictions are inaccurate, the averse consequences to the Account (e.g., a reduction in the Account's net asset value) may leave the Account in a worse position than if these strategies were not used.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. A high turnover rate may increase the Account's trading costs and may have an adverse impact on the Account's performance. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs and may have an adverse impact on the Account's performance.



TEMPORARY DEFENSIVE STRATEGIES . To the extent the Account assumes a defensive position, the Account may succeed in avoiding losses but it will not be pursuing its objective of capital growth and may fail to achieve its investment objective.


As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but prefer investing in companies that appear to be considered undervalued relative to similar companies.

As the inception date of the Account is August 30, 2004, limited historical performance data is available.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                               PAST 1 YEAR        PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 EQUITY VALUE ACCOUNT .
                                    N/A                N/A            N/A           11.40
 Russell 1000 Value
 Index ................           16.49               5.27          13.83
 Morningstar Large
 Value Category Average           12.91               4.35          11.35
  Index performance does not reflect deductions
  for fees, expenses or taxes.
 * The Account's SEC effective date was August 30, 2004.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEARS
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees..................         0.85
 Other Expenses...................         0.45
                                           ----
  TOTAL ACCOUNT OPERATING EXPENSES         1.30
  The Manager has voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 1.10% through April 30, 2006. The Manager may not continue this arrangement after May 1, 2006.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 EQUITY VALUE ACCOUNT                    $132  $412  $713  $1,568

GOVERNMENT SECURITIES ACCOUNT
The Account seeks a high level of current income, liquidity and safety of principal.

MAIN STRATEGIES
The Account seeks to achieve its investment objective by investing primarily (at least 80% of its assets) in securities that are issued by the U.S. Government, its agencies or instrumentalities. The Account may invest in mortgage-backed securities representing an interest in a pool of mortgage loans. These securities are rated AAA by Standard & Poor's Corporation or Aaa by Moody's Investor Services, Inc. or, if unrated, determined by the Sub-Advisor, Principal, to be of equivalent quality.

The Account relies on the professional judgment of Principal to make decisions about the Account's portfolio securities. The basic investment philosophy of Principal is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when Principal believes they no longer represent good long-term value.


The Account may also hold cash and cash equivalents. The size of the Account's cash position depends on various factors, including market conditions and purchases and redemptions of Account shares. A large cash position could impact the ability of the Account to achieve its objective but it also would reduce the Account's exposure in the event of a market downturn and provide liquidity to make additional investments or to meet redemptions.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


U.S. GOVERNMENT SECURITIES . U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Account's securities do not affect interest income on securities already held by the Account, but are reflected in the Account's price per share. Since the magnitude of these fluctuations generally is greater at times when the Account's average maturity is longer, under certain market conditions the Account may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.


INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



U.S. GOVERNMENT SPONSORED SECURITIES . The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates and potentially increasing the volatility of the Account.


In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Account to experience a loss of some or all of the premium.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"  19.07
"1996"   3.35
"1997"  10.39
"1998"   8.27
"1999"  -0.29
"2000"  11.40
"2001"   7.61
"2002"   8.80
"2003"   1.84
"2004"   3.56          The Account's highest/lowest quarterly returns
                       during this time period were:
                               HIGHEST Q2 '95   6.17%
                               LOWEST  Q1 '96  -1.90%


The year-to-date return as of March 31, 2005 is -0.59%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 GOVERNMENT SECURITIES
 ACCOUNT ..............
                            3.56          6.59          7.27              7.61
 Lehman Brothers
 Government/Mortgage
 Index.................     4.08          7.30          7.48
 Morningstar
 Intermediate
 Government Category
 Average ..............     3.39          6.31          6.47
 * The Account's SEC effective date was April 9, 1987.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.44
 Other Expenses..................    0.00
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.44


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------
                                             1         3         5        10
 GOVERNMENT SECURITIES
 ACCOUNT                                 $45      $141      $246      $555

GROWTH ACCOUNT
The Account seeks long-term growth of capital through the purchase primarily of common stocks, but the Account may invest in other securities.

MAIN STRATEGIES
The Account invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index (as of March 31, 2005 this range was between approximately $501 million and $380.6 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Sub-Advisor, CCI, uses a bottom-up approach (focusing on individual stock selection rather than forecasting stock market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on fundamental analysis of a company relative to other companies with the focus being on CCI's assessment of current and future sales growth and operating margins. Companies meeting these criteria typically have progressed beyond the development stage and are focused on growing the business. Up to 10% of Account assets may be invested in foreign securities.


CCI places strong emphasis on companies it believes are guided by high quality management teams with a proven ability to execute. In addition, the Account attempts to identify and emphasize those companies that are market leaders possessing the ability to control pricing and margins in their respective industries. CCI constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

CCI became the Sub-Advisor to the Account on January 3, 2005.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"   25.62
"1996"   12.51
"1997"   26.96
"1998"   21.36
"1999"   16.44
"2000"  -10.15
"2001"  -25.50
"2002"  -29.07
"2003"   26.46
"2004"    9.38          The Account's highest/lowest quarterly returns
                        during this time period were:
                               HIGHEST Q4 '98  21.35%
                               LOWEST  Q1 '01 -23.55%

The year-to-date return as of March 31, 2005 is -1.40%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 GROWTH ACCOUNT .......
                            9.38         -8.07          5.23              5.42
 Russell 1000 Growth
 Index.................     6.30         -9.29          9.59
 Morningstar Large
 Growth Category
 Average ..............     7.64         -7.64          9.00
 * The Account's SEC effective date was May 2, 1994.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.60
 Other Expenses..................    0.00
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.60


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------
                                         1     3     5    10
 GROWTH ACCOUNT                       $61   $192  $335  $750

INTERNATIONAL EMERGING MARKETS ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of issuers in emerging market countries.

MAIN STRATEGIES
The Account seeks to achieve its objective by investing in common stocks of companies in emerging market countries. For this Account, the term "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World Bank) and the International Financial Corporation). These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. Principal, the Sub-Advisor, focuses on those emerging market countries that it believes have strongly developing economies and markets which are becoming more sophisticated.

Under normal conditions, at least 80% of the Account's assets are invested in emerging market country equity securities. The Account invests in securities of:
.. companies with their principal place of business or principal office in emerging market countries;
.. companies for which the principal securities trading market is an emerging market country; or
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced in emerging market countries or sales made in emerging market countries.

MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



EMERGING MARKET COUNTRIES . Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.

INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital in securities of emerging market countries who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2001"  -4.24
"2002"  -7.63
"2003"  57.20
"2004"  24.89          The Account's highest/lowest quarterly returns
                       during this time period were:
                              HIGHEST  Q4 '01   26.63%
                              LOWEST   Q3 '01  -23.90%


The year-to-date return as of March 31, 2005 is 1.60%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 INTERNATIONAL EMERGING
 MARKETS ACCOUNT.......     24.89          N/A           N/A              12.38
 MSCI Emerging Markets
 Free Index - ID ......     22.45         2.09          0.98
 Morningstar
 Diversified Emerging
 Markets Category
 Average ..............     23.75         4.29          4.71
 * The Account's SEC effective date was October 24, 2000.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    1.25
 Other Expenses..................    0.30
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.55


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------
                                              1     3     5      10
 INTERNATIONAL EMERGING MARKETS ACCOUNT    $158  $490  $845  $1,845

INTERNATIONAL SMALLCAP ACCOUNT
The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

MAIN STRATEGIES
The Account invests primarily in equity securities of non-U.S. companies with comparatively smaller market capitalizations. Under normal market conditions, the Account invests at least 80% of its assets in securities of companies similar in size to companies included in the Citigroup Extended Market Index
(EMI) World ex US (as of March 31, 2005 this range was between approximately $13 million and $15.1 billion). Market capitalization is defined as total current market value of a company's outstanding common stock.

The Account invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Sub-Advisor, Principal, diversifies the Account's investments geographically. There is no limitation on the percentage of assets that may be invested in one country or denominated in any one currency. However, under normal market circumstances, the Account intends to invest at least 65% of its assets in securities of companies of at least three countries.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.

INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital in smaller companies outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999"   93.81
"2000"  -11.50
"2001"  -21.85
"2002"  -16.20
"2003"   54.15
"2004"   30.20         The Account's highest/lowest quarterly returns
                       during this time period were:
                               HIGHEST  Q4 '99  36.59%
                               LOWEST   Q3 '01 -21.49%

The year-to-date return as of March 31, 2005 is 3.41%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 INTERNATIONAL SMALLCAP
 ACCOUNT ..............
                            30.20         3.07            N/A             11.13
 Citigroup Extended
 Market Index (EMI)
 World ex US ..........     28.76         6.76           6.98
 Morningstar Foreign
 Small/Mid Growth
 Category Average......     23.97        -0.32          12.55
 * The Account's SEC effective date was May 1, 1998.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    1.20
 Other Expenses..................    0.11
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.31


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 INTERNATIONAL SMALLCAP
 ACCOUNT                                 $133  $415  $718  $1,579

LARGECAP BLEND ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
The Account pursues its investment objective by investing primarily in equity securities of U.S. companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations within the range of companies in the S&P 500 Index (as of March 31, 2005 this range was between approximately $566 million and $382.2 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The market capitalization of companies in the Account's portfolio and the S&P 500 Index will change over time, and the Account will not automatically sell or cease to purchase a stock of a company it already owns just because the company's market capitalization grows or falls outside of the index range.


The Account's Sub-Advisor, T. Rowe Price, uses a disciplined portfolio construction process whereby it weights each sector approximately the same as the Standard & Poor's 500 Stock Index ("S&P 500 Index"). Individual holdings within each sector, and their weights within the portfolio, can vary substantially from the S&P 500 Index.


A team of equity analysts is directly responsible for selecting stocks for the Account. Analysts select stocks from the industries they cover based on rigorous fundamental analysis that assesses the quality of the business franchise, earnings growth potential for the company, and stock valuation. The Account seeks to take full advantage of the analysts' focused expertise in their industries. A team of portfolio managers supervises the analysts and has the responsibility for the overall structure of the Account and coordinating Account investments. They also oversee the quantitative analysis that helps the analysts manage their industry-specific portfolios.


Companies with similar characteristics may be grouped together in broad categories called sectors. In determining the amount to invest in a security, T. Rowe Price limits the Account's exposure to each business sector that comprises the S&P 500 Index.


In pursuing its investment objective, the Account's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


The Account will generally remain fully invested (less than 5% cash reserves) and will be sector neutral when compared to the S&P 500 Index. While the majority of assets will be invested in large-capitalization U.S. common stocks, small- and mid-capitalization and foreign stocks (up to 25% of total assets) may also be purchased in keeping with Account objectives. Futures and options may be employed from time to time to manage flows of cash into and out of the Account. Securities may be sold for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.


MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.

GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more vulnerable than non-growth stocks to market changes.



VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



SECTOR RISK . The Sub-Advisor may group companies with similar characteristics into broad categories called sectors. Therefore, the Account is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As the Sub-Advisor allocates more of the Account's portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term. Investments in futures and options, if any, are subject to additional volatility and potential losses.



HEDGING STRATEGIES . The Account may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Account may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Account. However, the Account's performance could be worse than if the Account had not used such instruments if the Sub-Advisor's judgment proves incorrect.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in an aggressively managed portfolio of common stocks, but who prefer investing in larger, established companies.

T. Rowe Price became the Sub-Advisor to the Account effective March 9, 2004.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2003"  23.76
"2004"  10.36


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q2 '03   14.07%
                               LOWEST  Q3 '02  -15.51%

The year-to-date return as of March 31, 2005 is -2.28%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP BLEND ACCOUNT     10.36          N/A            N/A             5.53
 S&P 500 Index ........     10.87        -2.30          12.07
 Morningstar Large
 Blend Category Average      9.96        -1.77          10.42
 * The Account's SEC effective date was May 1, 2002.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees..................  0.75
 Other Expenses...................  0.03
                                    ----
  TOTAL ACCOUNT OPERATING EXPENSES  0.78


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------
                                            1     3     5    10
 LARGECAP BLEND ACCOUNT                  $80   $249  $433  $966

LARGECAP STOCK INDEX ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's ("S&P") 500 Index. The Sub-Advisor, Principal, attempts to mirror the investment performance of the Index by allocating the Account's assets in approximately the same weightings as the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. As of March 31, 2005, the market capitalization range of the Index was between approximately $566 million and $382.2 billion. Over the long-term, Principal seeks a very close correlation between performance of the Account, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Account uses an indexing strategy and is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Account uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, Principal focuses on tracking the S&P 500. Principal may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.


The correlation between Account and Index performance may be affected by the Account's expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Account shares. The Account may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.

Because of the difficulty and expense of executing relatively small stock trades, the Account may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Account's portfolio may be weighted differently from the S&P 500, particularly if the Account has a small level of assets to invest. In addition, the Account's ability to match the performance of the S&P 500 is affected to some degree by the size and timing of cash flows into and out of the Account. The Account is managed to attempt to minimize such effects.

Principal reserves the right to omit or remove any of the S&P 500 stocks from the Account if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Account if extraordinary events or financial conditions lead Principal to believe that it should not be a part of the Account's assets.

MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.

VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive, rather than active, management style.

NOTE: "Standard & Poor's 500"and "S&P 500/(R)/" are trademarks of The
     McGraw-Hill Companies, Inc. and have been licensed by the Manager. The Account is not sponsored, endorsed, sold or promoted by Standard and Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Account.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2000"   -9.67
"2001"  -12.10
"2002"  -22.44
"2003"   28.32
"2004"   10.39
                         The Account's highest/lowest quarterly returns
                         during this time period were:
                               HIGHEST Q2 '03  15.28%
                               LOWEST  Q3 '02  -17.27%

The year-to-date return as of March 31, 2005 is -2.26%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP STOCK INDEX
 ACCOUNT ..............
                            10.39        -2.69            N/A             -0.90
 S&P 500 Index ........     10.87        -2.30          12.07
 Morningstar Large
 Blend Category Average      9.96        -1.77          10.42
 * The Account's SEC effective date was May 3, 1999.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.35
 Other Expenses..................    0.02
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.37


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------
                                            1     3     5    10
 LARGECAP STOCK INDEX
 ACCOUNT                                 $38   $119  $208  $468

LARGECAP VALUE ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
The Account invests primarily in undervalued equity securities of companies among the 750 largest by market capitalization that the Sub-Advisor, Bernstein, believes offer above-average potential for growth in future earnings. Under normal market conditions, the Account generally invests at least 80% of its assets in companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index (as of March 31, 2005, this range was between approximately $511 million and $389.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

Bernstein employs an investment strategy, generally described as "value" investing, that involves seeking securities that:
.. exhibit low financial ratios (particularly stock price-to-book value
  (liquidation value), but also stock price-to-earnings and stock price-to-cash flow);
.. can be acquired for less than what Bernstein believes is the issuer's intrinsic value; or
.. whose price appears attractive relative to the value of the dividends expected to be paid by the issuer in the future.

Value oriented investing entails a strong "sell discipline" in that it generally requires the sale of securities that have reached their intrinsic value or a target financial ratio. Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to Bernstein to have strong potential for capital appreciation or securities of "special situation" companies. A special situation company is one that Bernstein believes has potential for significant future earnings growth but has not performed well in the recent past. These situations include companies with management changes, corporate or asset restructuring or significantly undervalued assets. For Bernstein, identifying special situation companies and establishing an issuer's intrinsic value involves fundamental research about such companies and issuers.


MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but prefer investing in companies that appear to be considered undervalued relative to similar companies.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2003"  28.05
"2004"  13.09
                          The Account's highest/lowest quarterly returns
                          during this time period were:
                               HIGHEST Q2 '03  16.19%
                               LOWEST  Q3 '02  -18.55%


The year-to-date return as of March 31, 2005 is -0.58%.

AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP VALUE ACCOUNT     13.09          N/A            N/A             8.46
 Russell 1000 Value
 Index.................     16.49         5.27          13.83
 Morningstar Large
 Value Category Average     12.91         4.35          11.35
 * The Account's SEC effective date was May 1, 2002.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................   0.75
 Other Expenses..................   0.01
                                    ----
  TOTAL ACCOUNT OPERATING EXPENSES  0.76


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------
                                            1     3     5    10
 LARGECAP VALUE ACCOUNT                  $78   $243  $422  $942

LIMITED TERM BOND ACCOUNT
The Account seeks to provide current income.

MAIN STRATEGIES
The Account invests primarily in high quality, short-term fixed-income securities. The Account considers the term "bond" to mean any debt security. Under normal circumstances, it invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. debt securities of U.S. issuers rated in the three highest grades by Standard
  & Poor's Rating Service or Moody's Investors Service, Inc. or, if unrated, in the opinion of the Sub-Advisor, Principal, of comparable quality; and
.. mortgage-backed securities representing an interest in a pool of mortgage loans.

The rest of the Account's assets may be invested in a variety of financial instruments, including securities in the fourth highest rating category or their equivalent. Securities in the fourth highest category are "investment grade." While they are considered to have adequate capacity to pay interest and repay principal, they do have speculative characteristics. Changes in economic and other conditions are more likely to affect the ability of the issuer to make principal and interest payments than is the case with issuers of higher rated securities.


Under normal circumstances, the Account maintains a dollar-weighted average maturity of not more than five years. In determining the average maturity of the Account's assets, the maturity date of callable or prepayable securities may be adjusted to reflect Principal's judgment regarding the likelihood of the security being called or prepaid.


Under unusual market or economic conditions, the Account may invest up to 100% of its assets in cash and cash equivalents.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



PORTFOLIO DURATION. . The average portfolio duration of the Account normally is less than three years and is based on Principal's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Account is three years, a change of 1% in the market's yield results in a change of approximately 3% in the value of the Account's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration.



U.S. GOVERNMENT SPONSORED SECURITIES . The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.

MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Account.



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs and may have an adverse impact on the Account's performance.The portfolio turnover rate for the Account for the twelve month period ended December 31, 2004 was 34.8%.


As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2004"1.30

                        The Account's highest/lowest quarterly returns
                        during this time period were:
                               HIGHEST Q1 '04   1.50%
                               LOWEST  Q2 '04  -1.58%


The year-to-date return as of March 31, 2005 is -0.41%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LIMITED TERM BOND
 ACCOUNT...............     1.30           N/A           N/A              1.25
 Lehman Brothers Mutual
 Fund 1-5 Gov't/Credit
 Index.................     1.85          6.21          6.51
 Morningstar Short-Term
 Bond Category Average      1.60          4.91          5.52
 * The Account's SEC effective date was May 1, 2003.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees..................  0.50
 Other Expenses...................  0.03
                                    ----
  TOTAL ACCOUNT OPERATING EXPENSES  0.53


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------
                                            1     3     5    10
 LIMITED TERM BOND
 ACCOUNT                                 $54   $170  $296  $665

MIDCAP ACCOUNT
The Account seeks to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

MAIN STRATEGIES
The Account invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap Index (as of March 31, 2005, this range was between approximately $501 million and $36.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


Principal considers the quality and price of individual issuers rather than forecasting stock market trends in its selection of individual securities. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Principal's estimation of forward-looking rates of return. Up to 10% of Account assets may be invested in foreign securities.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


MAIN RISKS
The Account is subject to the risk that its principal market segment, medium capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"   29.01
"1996"   21.11
"1997"   22.75
"1998"    3.69
"1999"   13.04
"2000"   14.59
"2001"   -3.71
"2002"   -8.75
"2003"   32.81
"2004"   17.76         The Account's highest/lowest quarterly returns
                       during this time period were:
                               HIGHEST  Q4 '99   23.31%
                               LOWEST   Q3 '98  -20.01%

The year-to-date return as of March 31, 2005 is -1.27%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP ACCOUNT .......
                            17.76         9.51          13.47             14.40
 Russell Midcap Index .     20.22         7.59          14.50
 Morningstar Mid-Cap
 Blend Category Average     16.00         7.18          13.16
 * The Account's SEC effective date was December 18, 1987.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.58
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.59


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------
                                         1     3     5    10
 MIDCAP ACCOUNT                       $60   $189  $329  $738

MIDCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap Growth Index (as of March 31, 2005, this range was between approximately $501 million and $36.9 billion)) at the time of purchase. In the view of the Sub-Advisor, Mellon Equity, many medium-sized companies:
.. are in fast growing industries;
.. offer superior earnings growth potential; and .. are characterized by strong balance sheets and high returns on equity.
The Account may also hold investments in large and small capitalization companies, including emerging and cyclical growth companies. The Account may invest up to 10% of its net assets in securities of foreign companies, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Mellon Equity uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings momentum measures and higher expected earnings per share growth.


The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings "buy," "sell" or "hold." The decision to buy, sell or hold is made by Mellon Equity based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security. In addition, Mellon Equity manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry.


The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



EMERGING MARKET COUNTRIES . Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth and willing to accept the potential for short-term fluctuations in the value of their investments.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999"   10.67
"2000"    8.10
"2001"  -16.92
"2002"  -26.27
"2003"   40.58
"2004"   11.82           The Account's highest/lowest quarterly returns
                         during this time period were:
                                 HIGHEST  Q4 '01   24.12%
                                 LOWEST   Q3 '01  -25.25%

The year-to-date return as of March 31, 2005 is -1.52%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP GROWTH ACCOUNT
                            11.82         0.81            N/A             1.62
 Russell Midcap Growth
 Index.................     15.48        -3.36          11.23
 Morningstar Mid-Cap
 Growth Category
 Average ..............     12.93        -3.42          10.25
 * The Account's SEC effective date was May 1, 1998.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.90
 Other Expenses..................    0.02
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.92


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------
                                               1     3     5      10
 MIDCAP GROWTH ACCOUNT                      $94   $293  $509  $1,131

MIDCAP VALUE ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of companies with value characteristics and market capitalizations.

MAIN STRATEGIES
The Account invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap Value Index (as of March 31, 2005, this range was between approximately $596 million and $36.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Companies may range from the well-established and well known to the new and unseasoned. The Account may invest up to 10% of its assets in securities of foreign companies.

The stocks are selected using a value oriented investment approach by Neuberger Berman, the Sub-Advisor. Neuberger Berman identifies value stocks in several ways. Factors it considers in identifying value stocks may include:
.. strong fundamentals, such as a company's financial, operational and competitive positions;
.. consistent cash flow; and
.. a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value.


The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



MEDIUM CAPITALIZATIONS . Companies with medium capitalizations may have a limited operating history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2000"  31.03
"2001"  -2.58
"2002"  -9.96
"2003"  36.49
"2004"  22.67         The Account's highest/lowest quarterly returns
                      during this time period were:
                           HIGHEST  Q4 '99   23.54%
                           LOWEST   Q3 '02  -14.54%

The year-to-date return as of March 31, 2005 is 0.54%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP VALUE ACCOUNT .
                            22.67        13.99            N/A             14.20
 Russell Midcap Value
 Index.................     23.71        13.48          15.72
 Morningstar Mid-Cap
 Value Category Average     17.90        11.41          13.40
 * The Account's SEC effective date was May 3, 1999.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    1.05
 Other Expenses..................    0.03
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.08


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------
                                              1     3     5      10
 MIDCAP VALUE ACCOUNT                      $110  $343  $595  $1,317

MONEY MARKET ACCOUNT
The Account has an investment objective of as high a level of current income available from investments in short-term securities as is consistent with preservation of principal and maintenance of liquidity.

MAIN STRATEGIES
The Account invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which the Manager believes present minimal credit risks. At the time the Account purchases each security, it is an "eligible security" as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Account maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Account may sell a security before it matures:
.. to take advantage of market variations;
.. to generate cash to cover sales of Account shares by its shareholders; or .. upon revised credit opinions of the security's issuer.
The sale of a security by the Account before maturity may not be in the best interest of the Account. The sale of portfolio securities is usually a taxable event. The Account does have an ability to borrow money to cover the sale of Account shares.

It is the policy of the Account to be as fully invested as possible to maximize current income. Securities in which the Account invests include:
.. securities issued or guaranteed by the U.S. government, including treasury bills, notes and bonds;
.. securities issued or guaranteed by agencies or instrumentalities of the U.S.
  government. These are backed either by the full faith and credit of the U.S. government or by the credit of the particular agency or instrumentality;
.. bank obligations including:
  . certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or . bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
.. commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;
.. corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Account has 397 days or less remaining to maturity;
.. repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
.. taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Account are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Before the Manager selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.


MAIN RISKS
As with all mutual funds, the value of the Account's assets may rise or fall. Although the Account seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Account. An investment in the Account is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



CREDIT RISK . Credit risk pertains to the issuer's ability to make scheduled principal or interest payments. This may reduce the Account's stream of income and decrease the Account's yield.

INTEREST RATE RISK . The value of the Account's shares is directly impacted by trends in interest rates. If interest rates rise, the value of debt securities generally will fall.


REPURCHASE AGREEMENTS . The Account may invest in repurchase agreements with commercial banks, brokers and dealers considered by the Manager to be creditworthy. Default or insolvency of the other party is a potential risk to the Account.


U.S. GOVERNMENT SPONSORED SECURITIES . The Account may invest in securities issued by government-sponsored enterprises. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


EURODOLLAR AND YANKEE OBLIGATIONS . Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that: a foreign government will not let U.S. dollar-denominated assets leave the country; the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks; and adverse political or economic developments will affect investments in a foreign country.

INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking monthly dividends without incurring much principal risk.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"  5.59
"1996"  5.07
"1997"  5.04
"1998"  5.20
"1999"  4.84
"2000"  6.07
"2001"  3.92
"2002"  1.42
"2003"  0.74
"2004"  0.92
                             TO OBTAIN THE ACCOUNT'S CURRENT YIELD INFORMATION,
                             PLEASE CALL 1-800-247-4123

The year-to-date return as of March 31, 2005 is 0.50%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MONEY MARKET ACCOUNT .
                            0.92          2.59          3.88              3.17
 * The Account's SEC effective date was March 18, 1983.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.48
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.49


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------
                                              1     3     5    10
 MONEY MARKET ACCOUNT                      $50   $157  $274  $616

PRINCIPAL LIFETIME 2010 ACCOUNT
The Account seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES
To pursue its goal, the Account invests in shares of other Principal Variable Contracts Fund Accounts (the "underlying funds"). The underlying funds are intended to give the Account broad exposure to the domestic and foreign equity and fixed-income markets.

Over time, shifts in the allocations to the underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the underlying fund allocations may also occur when market forces change allocations in ways the Sub-Advisor, Principal, considers likely to help the Account achieve its investment objective.


In deciding how to allocate the Account's assets among the underlying funds at any time, Principal considers long-term asset class returns, volatility assumptions and the Account's target time horizon. There are no minimum or maximum percentages in which the Account must invest in any underlying fund. As the Account is weighted toward underlying funds that invest in fixed-income securities (see table below), the Account is more subject to the risk of interest rate changes and credit risk than to the risks associated with a stock funds. At any time, Principal may add or substitute underlying funds in which the Account invests.


Principal intends to gradually shift the Account's allocation among the underlying funds so that within five to ten years after the year 2010, the Account's underlying fund allocation matches the underlying fund allocation of the Principal LifeTime Strategic Income Account, an Account that invests primarily in underlying funds that invest in fixed-income securities. At that time, the Account may be combined with the Principal LifeTime Strategic Income Account. The Board of Directors would need to determine at the time of the proposed combination that the combining of the Accounts is in the best interests of the Accounts' shareholders. If the Board determines that the proposed combination is appropriate, it will seek, if necessary: 1) an order permitting the combination of the Accounts from the Securities and Exchange Commission; 2) submit the issue to a vote of the shareholders; 3) or a combination of both 1 and 2.


MAIN RISKS
The net asset value of the Account's shares is affected by changes in the value of the securities it owns.The Account's investments are concentrated in the underlying funds and, as a result, the Account's performance is directly related to their performance. The Account's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Account is subject to the particular risks of the underlying funds in the proportions in which the Account invests in them.

As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



INTEREST RATE CHANGES . The value of fixed-income securities held by an underlying fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an underlying fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities in which an underlying fund may invest that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS).



U.S. GOVERNMENT SPONSORED SECURITIES . An underlying fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.



STOCK MARKET VOLATILITY . The prices of equity securities held by an underlying fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



FOREIGN INVESTING . The underlying funds may invest in foreign securities. Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



SMALL AND MEDIUM CAPITALIZATIONS . The underlying funds may invest in small and medium capitalization companies. Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



HEDGING STRATEGIES . Use of forward foreign currency exchange contracts, currency or index futures or other derivatives involves risks. The contracts may increase the underlying fund's volatility and, thus, could involve a significant risk. If the Sub-Advisor's predictions are inaccurate, the averse consequences to the underlying fund (e.g., a reduction in the underlying fund's net asset value) may leave the underlying fund in a worse position than if these strategies were not used.



INITIAL PUBLIC OFFERINGS ("IPOS") . An underlying fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.



The Account's broad diversification is designed to cushion severe losses in any one investment sector and moderate the Account's overall price swings. However, the Account's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account may be an appropriate investment for investors expecting to retire around the year 2010 or fund a cashflow need in the year 2010.

UNDERLYING FUND ALLOCATION
As of December 31, 2004, the Account's assets were allocated among the underlying funds as follows:

      Bond                         29.2%    LargeCap Stock Index        10.6%
      Capital Value                 3.1     LargeCap Value               5.7
      Diversified International     6.9     Money Market                 8.7
      Equity Income                 8.3     Real Estate Securities      14.2
      LargeCap Growth Equity        8.6     SmallCap                     4.7



Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.66%. The combined total expenses for the Account may be higher or lower depending on the allocation of its assets among the underlying funds.

As the inception date of the Account is August 30, 2004, limited historical performance data is available.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                            PAST 1 YEAR     PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 PRINCIPAL LIFETIME
 2010 ACCOUNT..........       N/A              N/A              N/A            9.31
 S&P 500 Index ........        10.87            -2.30         12.07
 Lehman Brothers
 Aggregate Bond Index .         4.34             7.71          7.72
 Morningstar
 Conservative
 Allocation Category
 Average ..............         5.71             3.80          7.87
  Index performance does not reflect
  deductions for fees, expenses or taxes.
 * The Account's SEC effective date was August 30, 2004.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................          0.12
 Other Expenses..................          9.90
                                           ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES         10.02
  The Manager has voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 0.16% through April 30, 2006. The Manager may not continue this arrangement after May 1, 2006.
  The Account as a shareholder in the underlying funds, indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of December 31, 2004, the operating expenses of the underlying funds ranged from 0.37% to 1.05%. The
  Account's investment return is net of the underlying funds' operating expenses.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If the operating expenses of the underlying funds, separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------
                                                                                   1       3       5      10
 PRINCIPAL LIFETIME 2010 ACCOUNT                                                $977  $2,786  $4,418  $7,833

PRINCIPAL LIFETIME 2020 ACCOUNT
The Account seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES

To pursue its goal, the Account invests in shares of other Principal Variable Contracts Fund Accounts (the "underlying funds"). The underlying funds are intended to give the Account broad exposure to the domestic and foreign equity and fixed-income markets.

Over time, shifts in the allocations to the underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the underlying fund allocations may also occur when market forces change allocations in ways the Sub-Advisor, Principal, considers likely to help the Account achieve its investment objective.


In deciding how to allocate the Account's assets among the underlying funds at any time, Principal considers long-term asset class returns, volatility assumptions and the Account's target time horizon. There are no minimum or maximum percentages in which the Account must invest in any underlying fund. As the Account is weighted toward underlying funds that invest in equity securities (see table below), the Account is more subject to the risks associated with stock funds than to the risk of interest rate changes and credit risk. At any time, Principal may add or substitute underlying funds in which the Account invests.


Principal intends to gradually shift the Account's allocation among the underlying funds so that within five to ten years after the year 2020, the Account's underlying fund allocation matches the underlying fund allocation of the Principal LifeTime Strategic Income Account, an Account that invests primarily in underlying funds that invest in fixed-income securities. At that time, the Account may be combined with the Principal LifeTime Strategic Income Account. The Board of Directors would need to determine at the time of the proposed combination that the combining of the Accounts is in the best interests of the Accounts' shareholders. If the Board determines that the proposed combination is appropriate, it will seek, if necessary: 1) an order permitting the combination of the Accounts from the Securities and Exchange Commission; 2) submit the issue to a vote of the shareholders; 3) or a combination of both 1 and 2.


MAIN RISKS
The net asset value of the Account's shares is affected by changes in the value of the securities it owns. The Account's investments are concentrated in the underlying funds and, as a result, the Account's performance is directly related to their performance. The Account's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Account is subject to the particular risks of the underlying funds in the proportions in which the Account invests in them. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The prices of equity securities held by an underlying fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . An underlying fund may invest in small and medium capitalization companies. Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



FOREIGN INVESTING . An underlying fund may invest in foreign securities. Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . Use of forward foreign currency exchange contracts, currency or index futures or other derivatives involves risks. The contracts may increase the underlying fund's volatility and, thus, could involve a significant risk. If the Sub-Advisor's predictions are inaccurate, the averse consequences to the underlying fund (e.g., a reduction in the underlying fund's net asset value) may leave the underlying fund in a worse position than if these strategies were not used.



INITIAL PUBLIC OFFERINGS ("IPOS") . An underlying fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.



INTEREST RATE CHANGES . The value of fixed-income securities held by an underlying fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an underlying fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS)



U.S. GOVERNMENT SPONSORED SECURITIES . An underlying fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors expecting to retire around the year 2020 or fund a cashflow need in the year 2020.

UNDERLYING FUND ALLOCATION
As of December 31, 2004, the Account's assets were allocated among the underlying funds as follows:

      Bond                         25.3%    LargeCap Value               8.3%
      Capital Value                 4.5     Real Estate Securities      10.0
      Diversified International    10.1     SmallCap                     2.5
      Equity Income                 7.4     SmallCap Growth              1.5
      LargeCap Growth Equity       12.3     SmallCap Value               1.6
      LargeCap Stock Index         16.5



Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.69%. The combined total expenses for the Account may be higher or lower depending on the allocation of its assets among the underlying funds.

As the inception date of the Account is August 30, 2004, limited historical performance data is available.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                             PAST 1 YEAR      PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 PRINCIPAL LIFETIME
 2020 ACCOUNT..........        N/A               N/A              N/A           10.62
 S&P 500 Index ........         10.87             -2.30         12.07
 Lehman Brothers
 Aggregate Bond Index .          4.34              7.71          7.72
 Morningstar Moderate
 Allocation Category
 Average ..............          8.62              2.17          9.24
  Index performance does not reflect
  deductions for fees, expenses or taxes.
 * The Account's SEC effective date was August 30, 2004.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees..................         0.12
 Other Expenses...................         8.60
                                           ----
  TOTAL ACCOUNT OPERATING EXPENSES         8.72
  The Manager has voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 0.13% through April 30, 2006. The Manager may not continue this arrangement after May 1, 2006.
  The Account as a shareholder in the underlying funds, indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of December 31, 2004, the operating expenses of the underlying funds ranged from 0.37% to 1.13%. The
  Account's investment return is net of the underlying funds' operating expenses.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If the operating expenses of the underlying funds, separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------
                                                                                   1       3       5      10
 PRINCIPAL LIFETIME 2020 ACCOUNT                                                $856  $2,473  $3,972  $7,258

PRINCIPAL LIFETIME 2030 ACCOUNT
The Account seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES


To pursue its goal, the Account invests in shares of other Principal Variable Contracts Fund Accounts (the "underlying funds"). The underlying funds are intended to give the Account broad exposure to the domestic and foreign equity and fixed-income markets.

Over time, shifts in the allocations to the underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the underlying fund allocations may also occur when market forces change allocations in ways the Sub-Advisor, Principal, considers likely to help the Account achieve its investment objective.


In deciding how to allocate the Account's assets among the underlying funds at any time, Principal considers long-term asset class returns, volatility assumptions and the Account's target time horizon. There are no minimum or maximum percentages in which the Account must invest in any underlying fund. As the Account is weighted toward underlying funds that invest in equity securities (see table below), the Account is more subject to the risks associated with stock funds than to the risk of interest rate changes and credit risk. At any time, Principal may add or substitute underlying funds in which the Account invests.


Principal intends to gradually shift the Account's allocation among the underlying funds so that within five to ten years after the year 2030, the Account's underlying fund allocation matches the underlying fund allocation of the Principal LifeTime Strategic Income Account, an Account that invests primarily in underlying funds that invest in fixed-income securities. At that time, the Account may be combined with the Principal LifeTime Strategic Income Account. The Board of Directors would need to determine at the time of the proposed combination that the combining of the Accounts is in the best interests of the Accounts' shareholders. If the Board determines that the proposed combination is appropriate, it will seek, if necessary: 1) an order permitting the combination of the Accounts from the Securities and Exchange Commission; 2) submit the issue to a vote of the shareholders; 3) or a combination of both 1 and 2.


MAIN RISKS
The net asset value of the Account's shares is affected by changes in the value of the securities it owns. The Account's investments are concentrated in the underlying funds and, as a result, the Account's performance is directly related to their performance. The Account's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Account is subject to the particular risks of the underlying funds in the proportions in which the Account invests in them. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The prices of equity securities held by an underlying fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . An underlying fund may invest in small and medium capitalization companies. Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



FOREIGN INVESTING . An underlying fund may invest in foreign securities. Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . Use of forward foreign currency exchange contracts, currency or index futures or other derivatives involves risks. The contracts may increase the underlying fund's volatility and, thus, could involve a significant risk. If the Sub-Advisor's predictions are inaccurate, the averse consequences to the underlying fund (e.g., a reduction in the underlying fund's net asset value) may leave the underlying fund in a worse position than if these strategies were not used.



INITIAL PUBLIC OFFERINGS ("IPOS") . An underlying fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.



INTEREST RATE CHANGES . The value of fixed-income securities held by an underlying fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an underlying fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities in which an underlying fund may invest that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS)



U.S. GOVERNMENT SPONSORED SECURITIES . An underlying fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors expecting to retire around the year 2030 or fund a cashflow need in the year 2030.

UNDERLYING FUND ALLOCATION
As of December 31, 2004, the Account's assets were allocated among the underlying funds as follows:

      Bond                         20.1%    LargeCap Value              9.6%
      Capital Value                 5.1     Real Estate Securities      8.0
      Diversified International    11.4     SmallCap                    3.1
      Equity Income                 5.2     SmallCap Growth             1.9
      LargeCap Growth Equity       14.3     SmallCap Value              1.9
      LargeCap Stock Index         19.4



Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.70%. The combined total expenses for the Account may be higher or lower depending on the allocation of its assets among the underlying funds.

As the inception date of the Account is August 30, 2004, limited historical performance data is available.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                             PAST 1 YEAR      PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 PRINCIPAL LIFETIME
 2030 ACCOUNT..........        N/A               N/A              N/A           10.60
 S&P 500 Index ........         10.87             -2.30         12.07
 Lehman Brothers
 Aggregate Bond Index .          4.34              7.71          7.72
 Morningstar Moderate
 Allocation Category
 Average ..............          8.62              2.17          9.24
  Index performance does not reflect
  deductions for fees, expenses or taxes.
 * The Account's SEC effective date was August 30, 2004.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees..................         0.12
 Other Expenses...................         2.02
                                           ----
  TOTAL ACCOUNT OPERATING EXPENSES         2.14
  The Manager has voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 0.16% through April 30, 2006. The Manager may not continue this arrangement after May 1, 2006.
  The Account as a shareholder in the underlying funds, indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of December 31, 2004, the operating expenses of the underlying funds ranged from 0.37% to 1.13%. The
  Account's investment return is net of the underlying funds' operating expenses.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If the operating expenses of the underlying funds, separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                           NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------------------------------------------
                                                                                   1     3       5      10
 PRINCIPAL LIFETIME 2030 ACCOUNT                                                $217  $670  $1,149  $2,472

PRINCIPAL LIFETIME 2040 ACCOUNT
The Account seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES


To pursue its goal, the Account invests in shares of other Principal Variable Contracts Fund Accounts (the "underlying funds"). The underlying funds are intended to give the Account broad exposure to the domestic and foreign equity and fixed-income markets.

Over time, shifts in the allocations to the underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the underlying fund allocations may also occur when market forces change allocations in ways the Sub-Advisor, Principal, considers likely to help the Account achieve its investment objective.


In deciding how to allocate the Account's assets among the underlying funds at any time, Principal considers long-term asset class returns, volatility assumptions and the Account's target time horizon. There are no minimum or maximum percentages in which the Account must invest in any underlying fund. As the Account is heavily weighted toward underlying funds that invest in equity securities (see table below), the Account is subject to the risks associated with stock funds. The Account also invests to a limited degree in underlying funds that invest in fixed-income securities. At any time, Principal may add or substitute underlying funds in which the Account invests.


Principal intends to gradually shift the Account's allocation among the underlying funds so that within five to ten years after the year 2040, the Account's underlying fund allocation matches the underlying fund allocation of the Principal LifeTime Strategic Income Account, an Account that invests primarily in underlying funds that invest in fixed-income securities. At that time, the Account may be combined with the Principal LifeTime Strategic Income Account. The Board of Directors would need to determine at the time of the proposed combination that the combining of the Accounts is in the best interests of the Accounts' shareholders. If the Board determines that the proposed combination is appropriate, it will seek, if necessary: 1) an order permitting the combination of the Account's from the Securities and Exchange Commission; 2) submit the issue to a vote of the shareholders; 3) or a combination of both 1 and 2.


MAIN RISKS
The net asset value of the Account's shares is affected by changes in the value of the securities it owns. The Account's investments are concentrated in the underlying funds and, as a result, the Account's performance is directly related to their performance. The Account's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Account is subject to the particular risks of the underlying funds in the proportions in which the Account invests in them. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The prices of equity securities held by an underlying fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . An underlying fund may invest in small and medium capitalization companies. Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



FOREIGN INVESTING . The underlying funds may invest in foreign securities. Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . Use of forward foreign currency exchange contracts, currency or index futures or other derivatives involves risks. The contracts may increase the underlying fund's volatility and, thus, could involve a significant risk. If the Sub-Advisor's predictions are inaccurate, the averse consequences to the underlying fund (e.g., a reduction in the underlying fund's net asset value) may leave the Account in a worse position than if these strategies were not used.



INITIAL PUBLIC OFFERINGS ("IPOS") . An underlying fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


FIXED-INCOME RISKS
.. Interest rate changes. The value of fixed-income securities held by an underlying fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.
.. Credit risk. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an underlying fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.
.. High yield securities. Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS)
.. U.S. Government Sponsored Securities. An underlying fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors expecting to retire around the year 2040 or fund a cashflow need in the year 2040.

UNDERLYING FUND ALLOCATION
As of December 31, 2004, the Account's assets were allocated among the underlying funds as follows:

      Bond                         12.5%    LargeCap Value              11.5%
      Capital Value                 6.0     Real Estate Securities       5.2
      Diversified International    13.0     SmallCap                     3.6
      Equity Income                 3.7     SmallCap Growth              2.5
      LargeCap Growth Equity       16.7     SmallCap Value               2.6
      LargeCap Stock Index         22.7



Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.72%. The combined total expenses for the Account may be higher or lower depending on the allocation of its assets among the underlying funds.

As the inception date of the Account is August 30, 2004, limited historical performance data is available.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                             PAST 1 YEAR      PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 PRINCIPAL LIFETIME
 2040 ACCOUNT..........        N/A               N/A              N/A           11.78
 S&P 500 Index ........         10.87             -2.30         12.07
 Lehman Brothers
 Aggregate Bond Index .          4.34              7.71          7.72
 Morningstar Moderate
 Allocation Category
 Average ..............          8.62              2.17          9.24
  Index performance does not reflect
  deductions for fees, expenses or taxes.
 * The Account's SEC effective date was August 30, 2004.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees..................         0.12
 Other Expenses...................         1.35
                                           ----
  TOTAL ACCOUNT OPERATING EXPENSES         1.47
  The Manager has voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 0.13% through April 30, 2006. The Manager may not continue this arrangement after May 1, 2006.
  The Account as a shareholder in the underlying funds, indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of December 31, 2004, the operating expenses of the underlying funds ranged from 0.37% to 1.13%. The
  Account's investment return is net of the underlying funds' operating expenses.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If the operating expenses of the underlying funds, separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                          NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------------------------------
                                                                                   1     3     5      10
 PRINCIPAL LIFETIME 2040 ACCOUNT                                                $150  $465  $803  $1,757

PRINCIPAL LIFETIME 2050 ACCOUNT
The Account seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES

To pursue its goal, the Account invests in shares of other Principal Variable Contracts Fund Accounts (the "underlying funds"). The underlying funds are intended to give the Account broad exposure to the domestic and foreign equity and fixed-income markets. At any time, the Sub-Advisor, Principal, may add or substitute underlying funds in which the Account invests.

Over time, shifts in the allocations to the underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the underlying fund allocations may also occur when market forces change allocations in ways the Sub-Advisor, Principal, considers likely to help the Account achieve its investment objective.


In deciding how to allocate the Account's assets among the underlying funds at any time, Principal considers long-term asset class returns, volatility assumptions and the Account's target time horizon. There are no minimum or maximum percentages in which the Account must invest in any underlying fund. As the Account primarily invests in underlying funds that invest in equity securities (see table below), the primarily risks of the Account are those associated with stock funds. The Account also invests in fixed-income underlying funds. At any time, Principal may add or substitute underlying funds in which the Account invests.


Principal intends to gradually shift the Account's allocation among the underlying funds so that within five to ten years after the year 2050, the Account's underlying fund allocation matches the underlying fund allocation of the Principal LifeTime Strategic Income Account, an Account that invests primarily in underlying funds that invest in fixed-income securities. At that time, the Account may be combined with the Principal LifeTime Strategic Income Account. The Board of Directors would need to determine at the time of the proposed combination that the combining of the Accounts is in the best interests of the Accounts' shareholders. If the Board determines that the proposed combination is appropriate, it will seek, if necessary: 1) an order permitting the combination of the Accounts from the Securities and Exchange Commission; 2) submit the issue to a vote of the shareholders; 3) or a combination of both 1 and 2.


MAIN RISKS
The net asset value of the Account's shares is affected by changes in the value of the securities it owns. The Account's investments are concentrated in the underlying funds and, as a result, the Account's performance is directly related to their performance. The Account's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Account is subject to the particular risks of the underlying funds in the proportions in which the Account invests in them. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The prices of equity securities held by an underlying fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . The underlying funds may invest in small and medium capitalization companies. Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



FOREIGN INVESTING . The underlying funds may invest in foreign securities. Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.

HEDGING STRATEGIES . Use of forward foreign currency exchange contracts, currency or index futures or other derivatives involves risks. The contracts may increase the underlying fund's volatility and, thus, could involve a significant risk. If the Sub-Advisor's predictions are inaccurate, the averse consequences to the underlying fund (e.g., a reduction in the underlying fund's net asset value) may leave the underlying fund in a worse position than if these strategies were not used.



INITIAL PUBLIC OFFERINGS ("IPOS") . The underlying fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


FIXED-INCOME RISKS
.. Interest rate changes. The value of fixed-income securities held by an underlying fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.
.. Credit risk. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an underlying fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.
.. High yield securities. Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS)
.. U.S. Government Sponsored Securities. An underlying fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors expecting to retire around the year 2050 or fund a cashflow need in the year 2050.

UNDERLYING FUND ALLOCATION
As of December 31, 2004, the Account's assets were allocated among the underlying funds as follows:

      Bond                          6.8%    LargeCap Value              12.5%
      Capital Value                 6.8     Real Estate Securities       2.4
      Diversified International    15.6     SmallCap                     4.2
      Equity Income                 2.1     SmallCap Growth              3.2
      LargeCap Growth Equity       18.4     SmallCap Value               3.1
      LargeCap Stock Index         24.9



Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.74%. The combined total expenses for the Account may be higher or lower depending on the allocation of its assets among the underlying funds.

As the inception date of the Account is August 30, 2004, limited historical performance data is available.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                               PAST 1 YEAR        PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 PRINCIPAL LIFETIME
 2050 ACCOUNT..........          N/A                 N/A              N/A           11.74
 S&P 500 Index ........           10.87               -2.30         12.07
 Lehman Brothers
 Aggregate Bond Index .            4.34                7.71          7.72
 Morningstar Large
 Blend Category Average            9.96               -1.77         10.42
  Index performance does not reflect deductions
  for fees, expenses or taxes.
 * The Account's SEC effective date was August 30, 2004.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees..................         0.12
 Other Expenses...................         1.37
                                           ----
  TOTAL ACCOUNT OPERATING EXPENSES         1.49
  The Manager has voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 0.12% through April 30, 2006. The Manager may not continue this arrangement after May 1, 2006.
  The Account as a shareholder in the underlying funds, indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of December 31, 2004, the operating expenses of the underlying funds ranged from 0.37% to 1.13%. The
  Account's investment return is net of the underlying funds' operating expenses.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If the operating expenses of the underlying funds, separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                          NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------------------------------
                                                                                   1     3     5      10
 PRINCIPAL LIFETIME 2050 ACCOUNT                                                $152  $471  $813  $1,779

PRINCIPAL LIFETIME STRATEGIC INCOME ACCOUNT
The Account seeks high current income.


MAIN STRATEGIES
To pursue its goal, the Account invests in shares of other Principal Variable Contracts Fund Accounts (the "underlying funds"). The underlying funds are intended to give the Account moderate exposure to the domestic and foreign equity and fixed-income markets. At any time, the Sub-Advisor, Principal, may add or substitute underlying funds in which the Account invests.

In deciding how to allocate the Account's assets among the underlying funds at any time, Principal considers long-term asset class returns and volatility assumptions. As the Account invests primarily in underlying funds that invest in fixed-income securities (see table below), the Account is subject to the risk of interest rate changes and credit risks associated with fixed-income securities. The Account may also invest in underlying funds which invest primarily in equity securities.


MAIN RISKS
The Account's investments are concentrated in the underlying funds and, as a result, the Account's performance is directly related to their performance. The Account's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Account is subject to the particular risks of the underlying funds in the proportions in which the Account invests in them. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



INTEREST RATE CHANGES . The value of fixed-income securities held by an underlying fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an underlying fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS).



U.S. GOVERNMENT SPONSORED SECURITIES . An underlying fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


EQUITY SECURITY RISKS
.. Stock market volatility. The net asset value of the underlying fund shares is affected by changes in the value of the securities it owns. The prices of equity securities may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.
.. Foreign investing. The underlying funds may invest in foreign securities.
  Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries may negatively impact the portfolio. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.
.. Small and Medium Capitalizations. The underlying funds may invest in small and medium capitalization companies. Companies with small capitalizations are often companies with a limited operation history. Smaller capitalization companies securities may be more volatile in price than larger company securities, especially over the short-term.
.. Hedging strategies. Use of forward foreign currency exchange contracts, currency or index futures or other derivatives involves risks.

.. Initial Public Offerings ("IPOs"). An underlying fund's purchase of shares issued in IPOs exposes an underlying fund to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors in retirement.

UNDERLYING FUND ALLOCATION
As of December 31, 2004, the Account's assets were allocated among the underlying funds as follows:

      Bond                         34.1%    LargeCap Stock Index         5.4%
      Capital Value                 1.6     LargeCap Value               2.9
      Diversified International     3.8     Money Market                18.9
      Equity Income                 7.9     Real Estate Securities      19.1
      LargeCap Growth Equity        4.2     SmallCap                     2.1



Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.62%. The combined total expenses for the Account may be higher or lower depending on the allocation of its assets among the underlying funds.
As the inception date of the Account is August 30, 2004, limited historical performance data is available.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                            PAST 1 YEAR     PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 PRINCIPAL LIFETIME
 STRATEGIC INCOME
 ACCOUNT ..............
                              N/A              N/A              N/A            7.66
 S&P 500 Index ........        10.87            -2.30         12.07
 Lehman Brothers
 Aggregate Bond Index .         4.34             7.71          7.72
 Morningstar
 Conservative
 Allocation Category
 Average ..............         5.71             3.80          7.87
  Index performance does not reflect
  deductions for fees, expenses or taxes.
 * The Account's SEC effective date was August 30, 2004.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................          0.12
 Other Expenses..................          9.97
                                           ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES         10.09
  The Manager has voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 0.14% through April 30, 2006. The Manager may not continue this arrangement after May 1, 2006.
  The Account as a shareholder in the underlying funds, indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of December 31, 2004, the operating expenses of the underlying funds ranged from 0.37% to 1.05%. The
  Account's investment return is net of the underlying funds' operating expenses.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If the operating expenses of the underlying funds, separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                          NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------------------------------
                                                                                 1       3       5      10
 PRINCIPAL LIFETIME STRATEGIC INCOME ACCOUNT                                  $983  $2,802  $4,441  $7,861

REAL ESTATE SECURITIES ACCOUNT
The Account seeks to generate a total return by investing primarily in equity securities of companies principally engaged in the real estate industry.

MAIN STRATEGIES
Under normal market conditions, the Account invests at least 80% of its net assets in equity securities of companies principally engaged in the real estate industry. For purposes of the Account's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies.

Real estate investment trusts ("REITs") are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs are characterized as:
.. equity REITs, which primarily own property and generate revenue from rental income;
.. mortgage REITs, which invest in real estate mortgages; and .. hybrid REITs, which combine the characteristics of both equity and mortgage
  REITs.
In selecting securities for the Account, the Manager focuses on equity REITs.

The Account may invest up to 25% of its assets in securities of foreign real estate companies.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


SECTOR RISK . Because the Account invests at least 80% of its net assets in securities of companies principally engaged in the real estate industry, the Account is also subject to sector risk; that is, the possibility that the real estate sector may underperform other sectors or the market as a whole. As more of the Account's portfolio holdings to the real estate sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector. The share price of the Account may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries.

Securities of real estate companies are subject to securities market risks as well as risks similar to those of direct ownership of real estate. These include:
.. declines in the value of real estate
.. risks related to general and local economic conditions
.. dependency on management skills
.. heavy cash flow dependency
.. possible lack of available mortgage funds
.. overbuilding
.. extended vacancies in properties
.. increases in property taxes and operating expenses
.. changes in zoning laws
.. expenses incurred in the cleanup of environmental problems
.. casualty or condemnation losses
.. changes in interest rates

In addition to the risks listed above, equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:
.. may not be diversified with regard to the types of tenants (thus subject to business developments of the tenant(s));
.. may not be diversified with regard to the geographic locations of the properties (thus subject to regional economic developments); and .. are subject to cash flow dependency of its tenants.


FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


INVESTOR PROFILE
The Account may be an appropriate investment for investors who seek a total return, want to invest in companies engaged in the real estate industry and accept the potential for volatile fluctuations in the value of investments.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999"  -4.48
"2000"  30.97
"2001"  8.75
"2002"  7.72
"2003"  38.91
"2004"  34.53
                          The Account's highest/lowest quarterly returns
                          during this time period were:
                               HIGHEST Q4 '04  17.84%
                               LOWEST  Q3 '99  -8.40%

The year-to-date return as of March 31, 2005 is -6.97%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 REAL ESTATE SECURITIES
 ACCOUNT ..............
                            34.53        23.45            N/A             15.13
 Morgan Stanley REIT
 Index.................     31.49        21.67          14.42
 Morningstar Specialty
 - Real Estate Category
 Average ..............     31.88        21.36          15.10
 * The Account's SEC effective date was May 1, 1998.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.90
 Other Expenses..................    0.00
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.90


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------
                                                1     3     5      10
 REAL ESTATE SECURITIES ACCOUNT              $92   $287  $498  $1,108

SMALLCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

The Manager has selected UBS Global AM and Emerald as Sub-Advisors to the
Account.


MAIN STRATEGIES
The Account pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index at the time of purchase (as of March 31, 2005, this range was between approximately $27 million and $6.5 billion)). Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

UBS Global AM seeks to invest in companies that possess dominant market positions or franchises, a major technical edge, or a unique competitive advantage. To this end, UBS Global AM considers earnings revision trends, positive stock price momentum and strong fundamentals when selecting securities. The Account may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.


Utilizing fundamental analysis, Emerald seeks to invest in the common stock of companies with distinct competitive advantages, strong management teams, leadership positions, high revenue and earnings growth rates versus peers, differentiated growth drivers and limited sell-side research.


The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


The Manager may, from time-to-time, reallocate Account assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of Account assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times reallocations may occur by transferring assets in cash or in kind among Sub-Advisors.


MAIN RISKS
The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



SECTOR RISK . UBS Global AM may group companies with similar characteristics into broad categories called sectors. Therefore, the Account is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As UBS Global AM allocates more of the Account's portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.

INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

UBS Global AM became the Sub-Advisor to the Account on October 1, 2002. On August 24, 2004, Emerald also became Sub-Advisor to the Account.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999"   95.69
"2000"  -13.91
"2001"  -32.01
"2002"  -45.85
"2003"   45.64
"2004"   11.24          The Account's highest/lowest quarterly returns
                        during this time period were:
                              HIGHEST  Q4 '99   59.52%
                              LOWEST   Q3 '01  -37.66%

The year-to-date return as of March 31, 2005 is -4.30%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 SMALLCAP GROWTH
 ACCOUNT ..............
                            11.24        -12.48           N/A             0.51
 Russell 2000 Growth
 Index.................     14.31         -3.57          7.12
 Morningstar Small
 Growth Category
 Average ..............     12.09         -0.55         10.24
 * The Account's SEC effective date was May 1, 1998.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    1.00
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.01


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 SMALLCAP GROWTH
 ACCOUNT                                 $103  $322  $558  $1,236

SMALLCAP VALUE ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
The Account invests primarily in a diversified group of equity securities of small U.S. companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index (as of March 31, 2005, this range was between approximately $41 million and $2.8 billion)) at the time of purchase. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of such companies. Emphasis is given to those companies that exhibit value characteristics. Value securities generally have above average dividend yield and below average price to earnings (P/E) ratios. Up to 10%% of the Account's assets may be invested in foreign securities.

The Sub-Advisor, Morgan, uses quantitative and fundamental research, systematic stock valuation and a disciplined portfolio construction process. It seeks to enhance returns and reduce the volatility in the value of the Account relative to that of the U.S. small company value universe, represented by the Russell 2000/(R)/ Value Index. Morgan continuously screens the small company universe to identify for further analysis those companies that exhibit favorable factor rankings. Such factors include Morgan's dividend discount model rankings, price-to-cashflow, earnings revisions, as well as positive price momentum. Morgan ranks these companies within economic sectors according to their relative attractiveness. Morgan then selects for purchase the companies it feels to be most attractive within each economic sector.


Under normal market conditions, the Account will have sector weightings comparable to that of the U.S. small company value universe though it may under or over-weight selected economic sectors. In addition, as a company moves out of the market capitalization range of the small company universe, it generally becomes a candidate for sale by the Account.


The Account may also purchase securities issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition.


Since the Account has a long-term investment perspective, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading.


MAIN RISKS
The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth and willing to accept volatile fluctuations in the value of their investment. The Account is not designed for investors seeking income or conservation of capital.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999"  21.45
"2000"  23.87
"2001"  6.25
"2002"  -8.86
"2003"  50.61
"2004"  23.08                The Account's highest/lowest quarterly returns
                             during this time period were:
                                HIGHEST Q2 '03   23.76%
                                LOWEST Q3  '98  -19.14%

The year-to-date return as of March 31, 2005 is -3.68%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 SMALLCAP VALUE ACCOUNT     23.08        17.33            N/A             13.26
 Russell 2000 Value
 Index.................     22.25        17.23          15.17
 Morningstar Small
 Value Category Average     20.58        15.81          15.01
 * The Account's SEC effective date was May 1, 1998.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    1.10
 Other Expenses..................    0.03
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.13


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------
                                                1     3     5      10
 SMALLCAP VALUE ACCOUNT                      $115  $359  $622  $1,375

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The information in this section does not directly apply to the Principal LifeTime Accounts. It does apply to the underlying funds in which the LifeTime Accounts invest.The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES

MARKET VOLATILITY . Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.



INTEREST RATE CHANGES . Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.



CREDIT RISK . Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


A reverse repurchase agreement is a money market transaction in which the Account sells securities it holds - usually government securities - to a broker or bank with an agreement that the Account will repurchase the securities at a set price on a set date in the future. Reverse repurchase agreements allow the Account to maintain exposure to a desired security while generating incremental income for the Account.


REPURCHASE AGREEMENTS AND LOANED SECURITIES
Although not a principal investment strategy, each of the Accounts may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Account sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by an Account collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Account holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Account bears a risk of loss. To minimize such risks, the Account enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

Each of the Accounts may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.



CURRENCY CONTRACTS
The Asset Allocation and Equity Growth Accounts may enter into currency contracts, currency futures contracts and options, and options on currencies for hedging and other purposes.The Accounts (except Government Securities) may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging purposes and not as a principal investment strategy. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. An Account will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Account (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If an Account's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Account's investment, these techniques could result in a loss. These techniques may increase the volatility of an Account and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Account to deliver or receive currency.


FORWARD COMMITMENTS
Although not a principal investment strategy, each of the Accounts may enter into forward commitment agreements. These agreements call for the Account to purchase or sell a security on a future date at a fixed price. Each of these Accounts may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
Each of the Accounts (except Government Securities and Money Market) may invest up to 5% of its assets in warrants though none of the Accounts use such investments as a principal investment strategy. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

HIGH YIELD SECURITIES
The Asset Allocation, Bond and MidCap Value Accounts may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of an Account to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Account were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, an Account may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which an Account could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Account's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by an Account, the Account may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.

INITIAL PUBLIC OFFERINGS ("IPOS")
Certain of the Funds may invest in IPOs. An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for an Account to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

When an Account's asset base is small, a significant portion of the Account's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Account. As the Account's assets grow, the effect of the Account's investments in IPOs on the Account's performance probably will decline, which could reduce the Account's performance. Because of the price volatility of IPO shares, an Account may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Account's portfolio and lead to increased expenses to the Account, such as commissions and transaction costs. By selling IPO shares, the Account may realize taxable gains it will subsequently distribute to shareholders.


DERIVATIVES
To the extent permitted by its investment objectives and policies, each of the Accounts (except Money Market) may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect an Account from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Accounts may enter into put or call options, future contracts, options on futures contracts and over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps) for both hedging and non-hedging purposes.


Generally, no Account may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Account. The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than an Account's initial investment; and .. the counterparty may fail to perform its obligations.

CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that an Account (except Bond, Limited Term Bond and Money
Market) has the right to exchange for equity securities at a specified conversion price. The option allows the Account to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Account may hold fixed-income securities that are convertible into shares of common stock at a conversion price of

$10 per share. If the market value of the shares of common stock reached $12, the Account could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Account to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Accounts treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Accounts may invest in convertible securities without regard to their ratings.


FOREIGN INVESTING
As a principal investment strategy, the Asset Allocation, Diversified International, International Emerging Markets and
International SmallCap Accounts may invest Account assets in securities of foreign companies.The other Accounts
(except Government Securities and Money Market) may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Account seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Account assets is not invested and earning no return. If an Account is unable to make intended security purchases due to settlement problems, the Account may miss attractive investment opportunities. In addition, an Account may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect an Account's investments in those countries. In addition, an Account may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for an Account. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Account investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Accounts intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which an Account has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of an Account's portfolio. An Account may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


An Account may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.

Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Account to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. An Account could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


LIFETIME ACCOUNTS
The performance and risks of each LifeTime Account directly corresponds to the performance and risks of the underlying funds in which the Account invests. By investing in many underlying funds, the LifeTime Accounts have partial exposure to the risks of many different areas of the market. The more a LifeTime Account allocates to stock funds, the greater the expected risk.

For Accounts that are farthest from their stated retirement dates, allocations to stocks are relatively high so that investors may benefit from their long-term growth potential, while allocations to fixed-income securities are relatively low. This approach is designed to help investors accumulate the assets needed during their retirement years. Principal intends to gradually shift each LifeTime Account's (except the Lifetime Strategic Income Account) allocation among the underlying funds so that within five to ten years after the stated retirement date, the Account's underlying fund allocation matches the underlying fund allocation of the Principal LifeTime Strategic Income Account.


If you are considering investing in a LifeTime Account, you should take into account your estimated retirement date and risk tolerance. In general, each LifeTime Account is managed with the assumption that the investor will invest in a LifeTime Account whose stated date is closest to the date the shareholder retires. Choosing an Account targeting an earlier date represents a more conservative choice; targeting an Account with a later date represents a more aggressive choice. It is important to note that the retirement year of the Account you select should not necessarily represent the specific year you intend to start drawing retirement assets. It should be a guide only. Generally, the potential for higher returns over time is accompanied by the higher risk of a decline in the value of your principal. Investors should realize that the LifeTime Accounts are not a complete solution to their retirement needs. Investors must weigh many factors when considering when to retire, what their retirement needs will be, and what sources of income they may have.

Each LifeTime Account indirectly bears its pro-rata share of the expenses of the underlying funds as well as directly incurring expenses. Therefore, investment in a LifeTime Account is more costly than investing directly in the underlying funds.


PORTFOLIO TURNOVER
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in an Account's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Accounts with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Account) and may have an adverse impact on the Account's performance. No turnover rate can be calculated for the Money Market Account because of the short maturities of the securities in which it invests. Turnover rates for each of the other Accounts may be found in the Account's Financial Highlights table.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


PRICING OF ACCOUNT SHARES


Each Account's shares are bought and sold at the current share price. The share price of each Account is calculated each day the New York Stock Exchange ("NYSE") is open (shares are not priced on the days on which the NYSE is closed for trading). The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


For all Accounts, except the Money Market Account, the share price is calculated by:
.. taking the current market value of the total assets of the Account
.. subtracting liabilities of the Account
.. dividing the remainder by the total number of shares owned by the Account.

The securities of the Money Market Account are valued at amortized cost. The calculation procedure is described in the SAI. The Money Market Account reserves the right to determine a share price more than once each day.


NOTES:

.. If current market values are not readily available for a security owned by an
  Account, its fair value is determined using a policy adopted by the Directors. .. An Account's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of an Account investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

DIVIDENDS AND DISTRIBUTIONS


The issuer of an equity security held by an Account may make a dividend payment. When an Account receives a dividend, it increases the net asset value of a share of the Account.

An Account accrues interest daily on its fixed-income securities in anticipation of an interest payment from the issuer of the security. This accrual increases the net asset value of an Account.


The Money Market Account (or any other Account holding commercial paper) amortizes the discount on commercial paper it owns on a daily basis. This increases the net asset value of the Account.


NOTE: As the net asset value of a share of an Account increases, the unit value of the corresponding division also reflects an increase. The number of units you own in the Account are not increased.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


THE MANAGER
Principal Management Corporation serves as the manager for the Fund. In its handling of the business affairs of the Fund, the Manager provides clerical, recordkeeping and bookkeeping services, and keeps the required financial and accounting records. In addition, the Manager is responsible for the portfolio management function for certain Accounts.

For each Account, the sub-advisor, if any, and the person(s) responsible for day-to-day Account management (the portfolio manager) are shown below. The SAI provides information about the portfolio manager's compensation, other accounts under management, and ownership of securities in the Account.


MANAGER: The Manager is an indirect subsidiary of Principal Financial Services,
         Inc. and has managed mutual funds since 1969. As of December 31, 2004, the mutual funds it manages had assets of approximately $16.6 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-2080.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Bond                         William C. Armstrong
                                        Timothy R. Warrick
           Money Market                 Tracy Reeg
                                        Alice Robertson
           Real Estate Securities       Kelly D. Rush




WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong leads the multi-sector/core portfolio management group for a member company of the Principal Financial Group. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.


There are no disclosable limitations on his role.



TRACY REEG. . Ms. Reeg is a portfolio manager at Principal specializing in the management and research areas for the short-term money market portfolios. She joined the firm in 1993. Ms. Reeg received a Bachelor's degree in Finance from the University of Northern Iowa. She is a member of the Life Office Management Association (LOMA) and is a Fellow of the Life Management Institute (FLMI).



ALICE ROBERTSON . Ms. Robertson is a trader for Principal on the corporate fixed-income trading desk. She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master's degree in Finance and Marketing from DePaul University and her Bachelor's degree in Economics from Northwestern University.

KELLY D. RUSH, CFA . Mr. Rush directs the Real Estate Investment Trust (REIT) activity for Principal - REI. Mr. Rush joined the Principal Financial Group in 1987 and has been dedicated to public real estate investments since 1995. His experience includes the structuring of public real estate transactions that included commercial mortgage loans and the issuance of unsecured bonds. He received his Master's degree and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



TIMOTHY R. WARRICK, CFA . Mr. Warrick is a co-portfolio manager at Principal with responsibility for the U.S. multi-sector product with focus on the management of U.S. credit instruments. His prior responsibilities with the firm include portfolio management for multiple asset class portfolios, product development and fixed income credit analyst duties. He joined Principal in 1990. In 1996, Mr. Warrick joined ReliaStar Investment Research, Inc. and was responsible for multiple asset classes, including corporate bonds and leveraged bank loans. He rejoined Principal in 1998 as a portfolio manager. He received an MBA in Finance from Drake University and a Bachelor's degree in Accounting and Economics from Simpson College. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research (AIMR).


There are no disclosable limitations on his role.


THE SUB-ADVISORS
The Manager has signed contracts with various Sub-Advisors. Under the Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for a specific Account. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: American Century Investment Management, Inc. ("American Century") was founded in 1958. Its office is located in the American Century Tower at 4500 Main Street, Kansas City, MO 64111. As of December 31, 2004, American Century managed $97.9 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Equity Value                 Brendan Healy, CFA
                                        Mark Mallon, CFA
                                        Charles A. Ritter, CFA




BRENDAN HEALY, CFA . Mr. Healy, Portfolio Manager, has been a member of the team that manages Large Company Value since he joined American Century in April 2000 and has been a Portfolio Manager since February 2004. Before joining American Century, he spent six years with USAA Investment Management Company as an Equity Analyst. He has a Bachelor's degree in Mechanical Engineering from the University of Arizona and an MBA from the University of Texas-Austin. He has earned the right to use the Chartered Financial Analyst designation.


There are no disclosable limitations on his role.



MARK MALLON, CFA . Mr. Mallon, Chief Investment Officer and Executive Vice President, has been a member of the team that manages Large Company Value since its inception in July 1999. He joined American Century in April 1997. Before joining American Century, he spent 19 years at Federated Investors, most recently serving as President and Portfolio Manager of Federated Investment Counseling. Mr. Mallon has a Bachelor of Arts from Westminster College and an MBA from Cornell University. He has earned the right to use the Chartered Financial Analyst designation.


There are no disclosable limitations on his role.



CHARLES A. RITTER, CFA . Mr. Ritter, Vice President and Senior Portfolio Manager, has been a member of the team that manages Large Company Value since its inception in July 1999. He joined American Century in December 1998.

Before joining American Century, he spent 15 years with Federated Investors, most recently serving as a Vice President and Portfolio Manager for the company. He has a Bachelor's degree in Mathematics and a Master's degree in Economics from Carnegie Mellon University as well as an MBA from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation.


There are no disclosable limitations on his role.


SUB-ADVISOR: AllianceBernstein Investment Research and Management ("Bernstein"), a wholly-owned subsidiary of Alliance Capital Management, L.P. ("Alliance"). As of December 31, 2004, Alliance managed $538.0 billion in assets. Bernstein is located at 767 Fifth Avenue, New York, NY 10153 and Alliance is located at 1345 Avenue of the Americas, New York, NY 10105.

                            DAY-TO-DAY
           ACCOUNT          ACCOUNT MANAGEMENT
           -------          ------------------
           LargeCap Value   The management of and investment decisions for the
                            Fund's portfolio are made by the US Value
                            Investment Policy Group, comprised of senior US
                            Value Investment Team members. No one person is
                            principally responsible for making recommendations
                            for the Account's portfolio. The members of the US
                            Value Investment Policy Group with the most
                            significant responsibility for the day-to-day
                            management of the Fund's portfolio are: Marilyn
                            Fedak, John Mahedy, Chris Marx and John Phillips




MARILYN G. FEDAK, CFA . Ms. Fedak was named executive vice president and chief investment officer for U.S. Value Equities of Alliance Capital in 2000. She became chief investment office for U.S. Value Equities and chairman of the Bernstein U.S. Equity Investment Policy Group at Sanford C. Bernstein & Co., Inc. in 1993. She had previously served as a senior portfolio manager since joining the firm in 1984. From 1972 to 1983, she was a portfolio manager and research analyst at Morgan Guaranty Trust Company. She earned a BA from Smith College in 1968 and an MBA from Harvard University in 1972. She has earned the right to use the Chartered Financial Analyst designation.



JOHN MAHEDY, CPA . Mr. Mahedy was named Co-CIO-US Value equities in 2003. He continues to serve as director of research-US Value Equities, a position he has held since 2001. Previously, Mr. Mahedy was a senior research analyst in Bernstein's institutional research and brokerage unit, covering the domestic and international energy industry from 1995 to 2001 and the oil-services industry from 1988 to 1991. He also covered oil services at Morgan Stanley for three years in the early 1990s. Mr. Mahedy was ranked among the top-five oil analysts in the Reuters and Greenwich Associates polls in 1999 and 2000, and he was named to the Institutional Investor All-America Research Team in 1993, 1994 and 1995. Mr. Mahedy began his career as a senior auditor with Peat Marwick Main. He earned a BS and an MBA from New York University.



CHRISTOPHER W. MARX . Mr. Marx joined the firm in 1997 as a research analyst. He covered a variety of industries both domestically and internationally, including chemicals, food, supermarkets, beverages and tobacco. Prior to that, he spent six years as a consultant for Deloitte & Touche and the Boston Consulting Group. Mr. Marx earned an AB in economics from Harvard, and an MBA from the Stanford Graduate School of Business. Location: New York.



JOHN D. PHILLIPS, JR., CFA . Mr. Phillips, Senior Portfolio Manager - U.S. Value Equities, is a member of the Investment Policy Group, and member of the Research Review Committee. He joined the firm in 1994. From 1992 to 1993, he was chairman of the Investment Committee and chief equity officer at Investment Advisers, Inc. in Minneapolis. From 1972 to 1992, he was at State Street Research and Management Co. in Boston, where he progressed from investment research analyst to vice chairman of the Equity Investment Committee. He earned a BA from Hamilton College and an MBA from Harvard University. He has earned the right to use the Chartered Financial Analyst designation.

SUB-ADVISOR: Columbus Circle Investors ("CCI") is an affiliate of Principal
         Global Investors LLC and a member of the Principal Financial Group. CCI was founded in 1975. Its address is Metro Center, One Station Place, Stamford, CT 06902. As of December 31, 2004, CCI had approximately $3.9 billion in assets under management.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Growth                       Anthony Rizza




ANTHONY RIZZA, CFA . Mr. Rizza, portfolio manager, joined CCI in 1991. He had previously worked with Connecticut National Bank as a Research Officer. He received a BS in Business from the University of Connecticut. Mr. Rizza has earned the right to use the Chartered Financial Analyst designation and is a member of the Hartford Society of Security Analysts.

SUB-ADVISOR: Emerald Advisers, Inc. ("Emerald") is a subsidiary of Emerald Asset
         Management which is owned by eleven inside shareholders and one outside minority shareholder. Emerald provides professional investment advisory services to institutional investors, high net worth individuals and the general public. As of December 31, 2004, Emerald managed approximately $2.0 billion in assets. Emerald's offices are located at 1703 Oregon Pike Road, Suite 101, Lancaster, Pennsylvania 17601.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Growth              Kenneth G. Mertz
                                        Stacey L. Sears




KENNETH G. MERTZ II, CFA. . Mr. Mertz joined Emerald in 1992 and serves as President of Emerald Advisers, Inc.; Trustee, Vice President and Chief Investment Officer of the Emerald Mutual Funds; and a Partner of the Emerald Organization (1992 - Present). Formerly he served as Chief Investment Officer, Pennsylvania State Employees' Retirement System (1985-1992). Mr. Mertz graduated from Millersville University with a BA in Economics.


Mr. Mertz supervises the entire portfolio management and trading process. As Chief Investment Officer, he has full discretion over all portfolios. Mr. Mertz and Ms. Sears work as a team developing strategy.



STACEY L. SEARS . Ms. Sears joined Emerald in 1991 and serves as Senior Vice President and Portfolio Manager of Emerald Advisers, Inc. and a Partner in the Emerald Organization. She is co-manager of the Emerald Growth Fund and a member of the Portfolio Management team. Additionally, Ms. Sears maintains research coverage of retail, apparel, consumer goods and consumer technology companies. Ms. Sears received a BS in Business Administration from Millersville University and an MBA from Villanova University.


Ms. Sears monitors all portfolios in wrap programs and works with Mr. Mertz in supervising the trading group staff. Mr. Mertz and Ms. Sears work as a team developing strategy.


SUB-ADVISOR: J.P. Morgan Investment Management Inc. ("Morgan"), 522 Fifth
         Avenue, New York, NY 10036 is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc. which is a wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMorgan") a bank holding company. JPMorgan is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc. which, through Morgan and its other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment advisor to individual and institutional clients. As of December 31, 2004, J.P. Morgan and its subsidiaries had total combined assets under management of approximately $791 billion.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Value               Christopher T. Blum
                                        Dennis S. Ruhl




CHRISTOPHER T. BLUM, CFA . Managing Director of Morgan. Mr. Blum is a portfolio manager in the U.S. Small Cap Equity Group. He rejoined the firm in 2001. Previously, he spent two years as a research analyst responsible for the valuation and acquisition of private equity assets at Pomona Capital. Prior to that, Mr. Blum spent over three years with Morgan where he focused on structured small-cap core and small-cap value accounts. He earned his BBA in Finance at the Bernard M. Baruch School for Business and is a holder of the CFA designation.


There are no disclosable limitations on his role.



DENNIS S. RUHL, CFA . Mr. Ruhl, Vice President of J.P. Morgan, joined the company in 1999. He is a portfolio manager in the U.S. Small Cap Equity Group. His current responsibilities include managing structured small cap core and value accounts. Previously, he worked on quantitative equity research (focusing on trading) as well as business development. Mr. Ruhl earned Bachelor's degrees in Mathematics and Computer Science and a Master's degree in Computer Science, all from MIT. He has earned the right to use the Chartered Financial Analyst designation.


There are no disclosable limitations on his role.


SUB-ADVISOR: Mellon Equity Associates, LLP ("Mellon Equity"), 500 Grant Street,
         Suite 4200, Pittsburgh, PA 15258. Mellon Equity is a wholly owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon has more than $4.0 trillion in assets under management, administration or custody, including $707 billion under management. As of December 31, 2004, Mellon Equity managed approximately $20.1 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Growth                Adam T. Logan
                                        John O'Toole




ADAM T. LOGAN, CFA . Joining the company in 1998, Mr. Logan is a portfolio manager and Vice President of Mellon Equity. Previously, he performed duties as a financial analyst in Mellon Financial Corporation's corporate finance department. He is currently responsible for the management of client portfolios with a specific focus on mid and small capitalization securities. He earned a BA in Finance from Westminster College and an MBA from the Katz Graduate School of Business at the University of Pittsburgh. He has earned the right to use the Chartered Financial Analyst designation.



JOHN O'TOOLE, CFA . Portfolio Manager of The Dreyfus Corporation and Senior Vice President of Mellon Equity Associates LLP (an affiliate of The Dreyfus Corporation) since 1990. Mr. O'Toole holds an MBA in Finance from the University of Chicago and a BA in Economics from the University of Pennsylvania. He is a member of the Association for Investment Management and Research, and the Pittsburgh Society of Financial Analysts. He is a Chartered Financial Analyst.

SUB-ADVISOR: Morgan Stanley Investment Management Inc. ("MSIM Inc."), with principal offices at 1221 Avenue of the Americas, New York, NY 10020, provides a broad range of portfolio management services to customers in the U.S. and abroad. As of December 31, 2004, MSIM Inc., together with its affiliated asset management companies, had approximately $431 billion in asset under management.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Asset Allocation             Francine J. Bovich
                                        Que T. Nguyen




FRANCINE J. BOVICH . Ms. Bovich is Managing Director of Morgan Stanley and Morgan Stanley & Co. Incorporated since 1997. Principal 1993-1996. Ms. Bovich holds a BA in Economics from Connecticut College, and an MBA in Finance from New York University.


Ms. Bovich is a joint portfolio manager of the Fund. Ms. Bovich is responsible for the overall allocation of the Fund's assets among equities, bonds and money market instruments.



QUE T. NGUYEN, CFA . Ms. Nguyen joined Morgan Stanley in 1997 and has 14 years of investment experience. She is a portfolio manager for our Asset Allocation portfolio. Prior to joining the Firm, she was Vice President in the Asset Allocation Group at State Street Global Advisors. Previously, she was a consultant in the Research Department at Barra, Inc. working in Berkeley, California and London, England. Ms. Nguyen received a B.A. with honors from Harvard University in Applied Mathematics. She holds the Chartered Financial Analyst designation.


Ms. Nguyen is a joint portfolio manager of the Fund. Ms. Nguyen is responsible for the overall allocation of the Fund's assets among equities, bonds and money market instruments.


SUB-ADVISOR: Neuberger Berman Management, Inc. ("Neuberger Berman") is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. Together with Neuberger Berman, the firms manage more than $82.9 billion in total assets (as of December 31, 2004) and continue an asset management history that began in 1939. Neuberger Berman Management, Inc. is an indirect, wholly owned subsidiary of Lehman Brothers Holdings, Inc. Lehman Brothers is located at 745 Seventh Avenue, New York, NY 10019.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Value                 David DiDominico
                                        Andrew Wellington




DAVID M. DIDOMENICO . Mr. DiDomenico is a Vice President of Neuberger Berman Management Inc. and Neuberger Berman, LLC. He has been an Associate Portfolio Manager of the Account since December 2003 and prior to that was an analyst dedicated to the Account since 2002. He held a position at a private equity firm from 1999 to 2002. Prior to 1999 he was an analyst at another investment firm. Mr. DiDomenico holds a MBA from Stanford University as well as a BA in Political Science from the Harvard University.


There are no disclosable limitations on his role.



ANDREW WELLINGTON . Portfolio Manager, Neuberger Berman, since 2001. Mr. Wellington earned a BS from the University of Pennsylvania, Wharton School of Business. He has 12 years of industry experience.

There are no disclosable limitations on his role.


SUB-ADVISOR: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal has been active in retirement plan investing since 1941 and has sub-advised mutual fund assets since 1969. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. As of December 31, 2004, Principal, together with its affiliated asset management companies, had approximately $137.8 billion in asset under management. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.

                                                DAY-TO-DAY
           ACCOUNT                              ACCOUNT MANAGEMENT
           -------                              ------------------
           Capital Value                        John Pihlblad
           Diversified International            Paul H. Blankenhagen
                                                Juliet Cohn
                                                Christopher Ibach
           Equity Income                        Dirk Laschanzky
           Government Securities                Brad Fredericks
                                                Lisa Stange
           International Emerging Markets       Michael A. Marusiak
                                                Michael L. Reynal
           International SmallCap               Brian W. Pattinson
           LargeCap Stock Index                 Dirk Laschanzky
           Limited Term Bond                    Zeid Ayer
                                                Craig Dawson
                                                Martin J. Schafer
           MidCap                               K. William Nolin
           Principal LifeTime 2010              Dirk Laschanzky
           Principal LifeTime 2020              Dirk Laschanzky
           Principal LifeTime 2030              Dirk Laschanzky
           Principal LifeTime 2040              Dirk Laschanzky
           Principal LifeTime 2050              Dirk Laschanzky
           Principal LifeTime Strategic Income  Dirk Laschanzky




ZEID AYER, PH.D., CFA . Mr. Ayer joined Principal in 2001 and is a senior research analyst and co-manager of the Ultra Short Fixed Income portfolios. He is the global sector head for asset-backed securities (ABS) and non-agency mortgage-backed securities (MBS). Mr. Ayer is also the primary analyst responsible for mortgage-related ABS and non-agency MBS investments. Previously, he was assistant vice president at PNC Financial Services Group. He earned a PhD in Physics from the University of Notre Dame, an MS in Computational Finance from Carnegie Mellon University and a Bachelor's degree in Physics from St. Xavier's College, Bombay University. He has earned the right to use the Chartered Financial Analyst designation.


There are no disclosable limitations on his role.



PAUL H. BLANKENHAGEN, CFA . Mr. Blankenhagen is a portfolio manager at Principal Global Investors. He is responsible for developing portfolio strategy and leading the ongoing management of core international equity portfolios including developed markets portfolios and broad market portfolios. Mr. Blankenhagen is also active in research with an emphasis on the banking and media industries. He joined the firm in 1992 and has been a member of the international equity team since 1995. He was named a portfolio manager in 2000. Mr. Blankenhagen received a Master's degree from Drake University and a Bachelor's degree in Finance from Iowa State University. He holds the Chartered Financial Analyst designation, and is a member of the Association for Investment Management and Research (AIMR) and the Iowa Society of Financial Analysts.


There are no disclosable limitations on his role.



JULIET COHN . Ms. Cohn is a portfolio manager at Principal Global Investors. Prior to joining the firm in 2003, she served as a director and senior portfolio manager at Allianz Dresdner Asset Management, managing both retail and institutional European accounts. Prior to that, she was a fund manager at London firms Capel Cure Myers and Robert Fleming. She earned a bachelor's degree in Mathematics from Trinity College Cambridge England.


There are no disclosable limitations on her role.



CRAIG DAWSON, CFA . Mr. Dawson joined Principal in 1998 and became a portfolio manager in 2002. He manages ultra short, high quality short, stable value and global strategic income portfolios. He previously managed corporate bond portfolios and multi-sector portfolios. He earned an MBA and a Bachelor's degree in Finance from the University of Iowa. Mr. Dawson has earned the right to use the Chartered Financial Analyst designation.


There are no disclosable limitations on his role.



BRAD FREDERICKS. . Mr. Fredericks' responsibilities include general portfolio overview with specific emphasis on structured securities. He joined the firm in 1998 as a financial accountant and moved to his current position in 2002. Prior to that, Mr. Fredericks was an assistant trader at Norwest Mortgage. He received a bachelor's degree in finance from Iowa State University. Mr. Frederick is a Level I candidate for the CFA program and a Fellow of the Life Management Institute (FLMI).


There are no disclosable limitations on his role.



CHRISTOPHER IBACH, CFA . Mr. Ibach joined Principal in 2000 and is an associate portfolio manager and equity research analyst. He specializes in the analysis of international technology companies and is also responsible for coordinating portfolio rebalancing and the application of Principal's Global Research Platform. Previously, he was with Motorola, Inc. Mr. Ibach earned an MBA in Finance and a Bachelor's degree in Electrical Engineering from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.


There are no disclosable limitations on his role.



DIRK LASCHANZKY, CFA . As a portfolio manager at Principal, Mr. Laschanzky is responsible for asset allocation and provides advice to clients concerning their portfolios across all asset classes. Prior to joining Principal in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services where he managed short-term money market funds and was responsible for American Airlines' pension plan investment management. He also served as a financial analyst for American Airlines. He received an MBA and BA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.


There are no disclosable limitations on his role.



MICHAEL A. MARUSIAK . Mr. Marusiak joined Principal in 2000, specializing in the international emerging markets sector. Prior to joining Principal, he was an analyst on Trust Company of the West's global fund management team. He also worked with SBC Warburg of London as a research analyst responsible for Eastern Europe, the Middle East and Africa. He earned an MIA in International Finance from the Columbia University School of International and Public Affairs and a BA in Business Administration and Finance from Simon Fraser University of Burnaby, British Columbia.

There are no disclosable limitations on his role.



K. WILLIAM NOLIN, CFA . Mr. Nolin has managed the domestic mid-cap equity portfolios since 1999. His expertise is grounded in the telecommunications, media & entertainment, lodging and consumer non-durables sectors. Mr. Nolin joined the Principal Financial Group in 1993 as an investment credit analyst. He earned his MBA from the Yale School of Management and his Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



BRIAN W. PATTINSON, CFA . Mr. Pattinson is a portfolio manager at Principal. He performs international security analysis and strategy development for the firm's core international equity research effort and also specializes in the information technology and telecommunication sectors. He joined Principal in 1994. Mr. Pattinson earned his MBA and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



JOHN PIHLBLAD, CFA . Mr. Pihlblad is director of quantitative portfolio management for Principal. He has over 24 years experience in creating and managing quantitative investment systems. Prior to joining Principal in 2000, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He received his BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.



MICHAEL L. REYNAL . Mr. Reynal joined Principal in 2001, specializing in emerging markets portfolios. Prior to joining Principal, he was responsible for equity investments in Latin America, the Mediterranean and the Balkans while at Wafra Investment Advisory Group, Inc. in New York. He also spent four years with Paribas Capital Markets in New York as the head of the equity trading desk, and three years with Barclays do Zoete Weed in London, focusing on Latin American equity trading. Mr. Reynal received an MBA from the Amos Tuck School at Dartmouth College in New Hampshire, a BA/MA in History from Christ's College at Cambridge University in England and a BA in History from Middlebury College in Vermont.


There are no disclosable limitations on his role.



MARTIN J. SCHAFER . Mr. Schafer is a portfolio manager for Principal specializing in managing mortgage-backed securities and high quality short, intermediate and long duration portfolios. Mr. Schafer joined the firm in 1977. In the early 1980s, he developed the firm's secondary mortgage marketing operation and in 1984, he assumed portfolio management responsibility for its residential mortgage portfolio. He began managing mutual fund assets in 1985 and institutional portfolios in 1992. Mr. Schafer holds a Bachelor's degree in Accounting and Finance from the University of Iowa.


There are no disclosable limitations on his role.



LISA A. STANGE, CFA . Ms. Stange is a portfolio manager and strategist for Principal. She is integrally involved in the formulation of broad investment strategy, quantitative research and product development. She joined the firm in 1989. Ms. Stange received an MBA and a bachelor's degree from the University of Iowa. She holds the Chartered Financial Analyst designation and is a member of the Iowa Society of Financial Analysts and the CFA Institute.


There are no disclosable limitations on her role.


SUB-ADVISOR: T. Rowe Price Associates, Inc. ("T. Rowe Price"), a wholly-owned subsidiary of T. Rowe Price Group, Inc., a financial services holding company, has over 68 years of investment management experience. Together with its affiliates, T. Rowe Price had approximately $235.2 billion in assets under management as of December 31, 2004. T. Rowe Price is located at 100 East Pratt Street, Baltimore, MD 21202.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Equity Growth                Robert W. Sharps
           LargeCap Blend               William J. Stromberg
                                        Richard T. Whitney




ROBERT W. SHARPS, CFA, CPA . Mr. Sharps is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price. He is also a Portfolio Manager with the Large-Cap Growth Strategy Team in the Equity Division. Prior to joining the firm in 1997, Mr. Sharps was a Senior Consultant at KPMG Peat Marwick. He earned a BS, summa cum laude, in Accounting from Towson University and an MBA in Finance from the Wharton School, University of Pennsylvania. He has also earned the Chartered Financial Analyst and Certified Public Accountant accreditations.



WILLIAM J. STROMBERG, CFA . Mr. Stromberg is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price, Director of Global Equity Research, and a member of the firm's Equity and International Steering Committees. Prior to joining the firm in 1987, he was employed as a Systems Engineer for the Westinghouse Defense and Electronics Center. He earned a BA from Johns Hopkins University and an MBA from Tuck School of Business at Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation.


Mr. Stromberg serves as a portfolio coordinator for the Fund. Instead of making stock selection decisions, he is responsible for ensuring adherence to portfolio constraints and risk controls, along with managing inter-analyst activity. As the lead portfolio coordinator, Mr. Stromberg has ultimate accountability for the Fund.



RICHARD T. WHITNEY, CFA . Mr. Whitney is a Vice President of T. Rowe Price Group, Inc. and T. Rowe Price, Director of the firm's Quantitative Equity Group and member of the Equity Steering Committee. Prior to joining the firm in 1985, Mr. Whitney was employed by the Chicago Board of Trade and IBM. He earned a BS and an MEE in Electrical Engineering from Rice University and an MBA from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation.


Mr. Whitney serves as a portfolio coordinator for the Fund. Instead of making stock selection decisions, they are responsible for ensuring adherence to portfolio constraints and risk controls, along with managing inter-analyst activity.


SUB-ADVISOR: UBS Global Asset Management (Americas) Inc., a Delaware corporation located at 1 North Wacker, Chicago, IL 60606 ("UBS Global AM"), is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the "Group") of UBS AG. As of December 31, 2004, UBS Global AM managed approximately $61.3 billion in assets and the Group managed approximately $527.4 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Growth              Investment decisions for the
                                        Fund are made by investment
                                        management teams at UBS Global
                                        AM, including Paul A. Graham,
                                        Jr. and David N. Wabnik. No
                                        member of the investment
                                        management team is primarily
                                        responsible for making
                                        recommendations for portfolio
                                        purchases.

PAUL A. GRAHAM, JR., CFA . Mr. Graham joined UBS Global AM in 1994 and has had portfolio management responsibilities since 1994. Mr. Graham is Managing Director, Co-Head of U.S. Small Cap Growth Equity. For eight years prior to joining the firm, he served as a small cap portfolio manager and research analyst at Value Line Asset Management. Mr. Graham received his BA from Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.


There are no disclosable limitations on his role.



DAVID N. WABNIK . Mr. Wabnik joined UBS Global AM in 1995 and has been a portfolio manager since 1995. Mr. Wabnik is Executive Director, Co-Head of U.S. SmallCap Growth Equity. For four years prior to joining the firm, he served as a small cap portfolio manager/senior research analyst at Value Line Asset Management. Mr. Wabnik received his BS from Binghamton University and his MBA from Columbia Business School. He has completed the Certified Financial Analyst Level I exams.


There are no disclosable limitations on his role.


DUTIES OF THE MANAGER AND SUB-ADVISOR
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Account's investment objective and policies. Within the scope of the approved investment program, the Manager or Sub-Advisor advises the Account on its investment policy and determines which securities are bought or sold, and in what amounts.

FEES PAID TO THE MANAGER
The Manager is paid a fee by each Account for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 2004 was:

      Asset Allocation          0.80%   Limited Term Bond               0.50%
      Bond                      0.46%   MidCap                          0.58%
      Capital Value             0.60%   MidCap Growth                   0.90%
      Diversified                       MidCap Value
      International             0.85%                                   1.05%
      Equity Growth             0.76%   Money Market                    0.48%
      Equity Income             0.60%   Principal LifeTime 2010         0.12%
      Equity Value              0.85%   Principal LifeTime 2020         0.12%
      Government Securities     0.44%   Principal LifeTime 2030         0.12%
      Growth                    0.60%   Principal LifeTime 2040         0.12%
      International Emerging            Principal LifeTime 2050
      Markets                   1.25%                                   0.12%
      International SmallCap            Principal LifeTime Strategic
                                1.20%   Income                          0.12%
      LargeCap Blend            0.75%   Real Estate Securities          0.90%
      LargeCap Stock Index      0.35%   SmallCap Growth                 1.00%
      LargeCap Value            0.75%   SmallCap Value                  1.10%



FEES PAID TO THE SUB-ADVISOR
The Sub-Advisor fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 2004 was:

      Asset Allocation          0.36%   Limited Term Bond               0.10%

      Bond                      0.10%   MidCap                          0.14%

      Capital Value             0.13%   MidCap Growth                   0.38%

      Diversified                       MidCap Value
      International             0.11%                                   0.49%
      Equity Growth             0.31%   Money Market                    0.08%

      Equity Income             0.20%   Principal LifeTime 2010         0.00%

      Equity Value              0.40%   Principal LifeTime 2020         0.00%

      Government Securities     0.11%   Principal LifeTime 2030         0.02%

      Growth                    0.12%   Principal LifeTime 2040         0.03%

      International Emerging            Principal LifeTime 2050
      Markets                   0.48%                                   0.04%
      International SmallCap            Principal LifeTime Strategic
                                0.49%   Income                          0.00%
      LargeCap Blend            0.34%   Real Estate Securities          0.54%

      LargeCap Stock Index      0.01%   SmallCap Growth                 0.55%

      LargeCap Value            0.32%   SmallCap Value                  0.58%


The Fund also entered into an agreement with the Manager for the Equity Value, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income Accounts which were added to the Fund as of August 30, 2004. Under that agreement, the Fund will pay the Manager 0.85% for the Equity Value Account and 0.1225% for each of the Principal LifeTime Accounts (an annual rate calculated as a percentage of the average daily net assets).


The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors without obtaining shareholder approval. For any Account that is relying on that order, the Manager may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of these Accounts due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. No Account will rely on the order until it receives approval from its shareholders or, in the case of a new Account, the Account's sole initial shareholder before the Account is available to the public, and the Fund states in its prospectus that it intends to rely on the order.

The Asset Allocation, Equity Growth, Equity Value, LargeCap Blend, LargeCap Value, MidCap Growth, MidCap Value, SmallCap Growth and SmallCap Value Accounts have received the necessary shareholder approval and intend to rely on the order.

GENERAL INFORMATION ABOUT AN ACCOUNT


FREQUENT TRADING AND MARKET-TIMING (ABUSIVE TRADING PRACTICES) The Accounts of the Principal Variable Contracts Fund are not designed for frequent trading or market timing activity. The Fund has adopted fair valuation procedures to be used in the case of significant events, including broad market movements, occuring after the close of a foreign market in which securities are traded. The procedures will be followed if the Manager believes the events will impact the value of the foreign securities. These procedures are intended to discourage market timing transactions in shares of the Accounts.


The Accounts do not knowingly accommodate frequent purchases and redemptions "excessive trading" of Fund shares by investors. If you intend to trade frequently and/or use market timing investment strategies, do not purchase these Accounts. The Company does not accommodate market timing.


Excessive trading activites can:
.. Disrupt the management of the Accounts by;
  . forcing the Account to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the Account; and
  . causing unplanned portfolio turnover; . Hurt the portfolio performance of the Account; and . Increase expenses of the Account due to;
  . increased broker-dealer commissions; and . increased recordkeeping and related costs.
If we are not able to identify such excessive trading practices, the Accounts may be negatively impacted and may cause the investors to suffer the harms described..


Certain Accounts may be at greater risk for abusive trading practices. For example, those Accounts that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage. This risk is particularly relevant to the Diversified International, International Emerging Markets and International SmallCap Accounts but does apply to the purchase of foreign securities by any Account.




As the Accounts of the Principal Variable Contracts Fund are only available through variable annuity or variable life contracts, the Principal Variable Contracts Fund must rely on Principal Life (as sponsor of the variable contract) to monitor customer trading activity to identify and take action against excessive trading. There can be no certainty that Principal Life will identify and prevent excessive trading in all instances. When Principal Life identifies excessive trading, Principal Life will act to curtail such trading in a fair and uniform manner.


If Principal Life, or the Principal Variable Contracts Fund, deem excessive trading practices to be occurring, Principal Life will take action that may include, but is not limited to:
.. Rejecting exchange instructions from shareholder or other person authorized by the shareholder to direct exchanges;
.. Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S. mail only and disallowing requests made via the internet, by facsimile, by overnight courier or by telephone;
.. Limiting the dollar amount of an exchange and/or the number of exchanges during a year;
.. Requiring a holding period of a minimum of 30 days before permitting exchanges among the Accounts where there is evidence of at least one round-trip exchange (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption); and
.. Taking such other action as directed by the Principal Variable Contracts Fund.




The Principal Variable Contracts Fund has reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, Principal Life will reverse an exchange (within three business days of the exchange) and return the account holdings to the positions held prior to the exchange. Principal Life will give you notice in writing in this instance.

ELIGIBLE PURCHASERS
Only certain eligible purchasers may buy shares of the Accounts. Eligible purchasers are limited to 1) separate accounts of Principal Life or of other insurance companies, 2) Principal Life or any of its subsidiaries or affiliates,
3) trustees of other managers of any qualified profit sharing, incentive or bonus plan established by Principal Life or any of its subsidiaries or affiliates for employees of such company, subsidiary or affiliate. Such trustees or managers may buy Account shares only in their capacities as trustees or managers and not for their personal accounts. The Board of Directors of the Fund reserves the right to broaden or limit the designation of eligible purchaser.

Each Account serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Principal Life. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Accounts at the same time. Although neither Principal Life nor the Fund currently foresees any such disadvantage, the Fund's Board of Directors monitors events in order to identify any material conflicts between such policy owners and contract holders. Material conflict could result from, for example, 1) changes in state insurance laws, 2) changes in Federal income tax law, 3) changes in the investment management of an Account, or 4) differences in voting instructions between those given by policy owners and those given by contract holders. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Account shares by one or more of the separate accounts which could have adverse consequences.


SHAREHOLDER RIGHTS
The following information applies to each Account of the Principal Variable Contracts Fund, Inc. Each Account share is eligible to vote, either in person or by proxy, at all shareholder meetings for that Account. This includes the right to vote on the election of directors, selection of independent auditors and other matters submitted to meetings of shareholders of the Account. Each share has equal rights with every other share of the Account as to dividends, earnings, voting, assets and redemption. Shares are fully paid, non-assessable and have no preemptive or conversion rights. Shares of an Account are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of the Fund may remove any director with or without cause by the vote of a majority of the votes entitled to be case at a meeting of all Account shareholders.

The bylaws of the Fund provide that the Board of Directors of the Fund may increase or decrease the aggregate number of shares that the Fund has the authority to issue, without a shareholder vote.


The bylaws of the Fund also provide that the Fund does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the Investment Company Act of 1940: election of directors; approval of an investment advisory agreement; ratification of the selection of independent auditors; and approval of the distribution agreement. The Fund intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.


Shareholder inquiries should be directed to: Principal Variable Contracts Fund, Inc., Principal Financial Group, Des Moines, Iowa 50392-2080.


NON-CUMULATIVE VOTING
The Fund's shares have non-cumulative voting rights. This means that the holders of more than 50% of the shares voting for the election of directors of the Fund can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any directors.

Principal Life votes each Account's shares allocated to each of its separate accounts registered under the Investment Company Act of 1940 and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating that separate account. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account's shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Account shares in its own right.


PURCHASE OF ACCOUNT SHARES
Shares are purchased from Princor Financial Services Corporation, the Fund's principal underwriter. There are no sales charges on shares of the Accounts, however, your variable contract may impose a charge. There are no restrictions on amounts to be invested in shares of the Accounts.

Shareholder accounts for each Account are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Account as evidence of ownership of Account shares. Share certificates are not issued.


SALE OF ACCOUNT SHARES
This section applies to eligible purchasers other than the separate accounts of Principal Life and its subsidiaries.

Each Account sells its shares upon request. There is no charge for the sale. A shareholder sends a written request to the Account requesting the sale of any part or all of the shares. The letter must be signed exactly as the account is registered. If payment is to be made to the registered shareholder or joint shareholder, the Account does not require a signature guarantee. If payment is to be made to another party, the shareholder's signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan association, national securities exchange member or brokerage firm. Shares are redeemed at the net asset value per share next computed after the request is received by the Account in proper and complete form.


Sales proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended during any period when 1) trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for other than weekends and holidays, or 2) an emergency exists, as determined by the SEC, as a result of which a) disposal by a fund of securities owned by it is not reasonably practicable, b) it is not reasonably practicable for a fund to fairly determine the value of its net assets, or c) the SEC permits suspension for the protection of security holders.


If payments are delayed and the instruction is not canceled by the shareholder's written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay. The transaction occurs within five days thereafter.


In addition, payments on surrenders attributable to a premium payment made by check may be delayed up to 15 days. This permits payment to be collected on the check.


RESTRICTED TRANSFERS
Shares of each of the Accounts may be transferred to an eligible purchaser. However, if an Account is requested to transfer shares to other than an eligible purchaser, the Account has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Account must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven-day period.

FINANCIAL STATEMENTS
You will receive an annual financial statement for the Fund, audited by the Fund's independent registered public accounting firm, Ernst & Young LLP. That report is a part of this prospectus. You will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from audited financial statements that were audited by Ernst & Young LLP.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2004       2003       2002        2001          2000
                            ----       ----       ----        ----          ----
ASSET ALLOCATION ACCOUNT
------------------------
Net Asset Value,
 Beginning of Period..    $11.70      $9.82     $11.28      $12.02        $13.23
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.14       0.15       0.20        0.24          0.35
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.82       1.92      (1.66)      (0.71)        (0.17)
                            ----       ----      -----       -----         -----
 Total From Investment
            Operations      0.96       2.07      (1.46)      (0.47)         0.18
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.38)     (0.19)        --       (0.24)        (0.34)
 Distributions from
  Realized Gains......        --         --         --       (0.03)        (1.05)
    ----                                                     -----         -----
   Total Dividends and
         Distributions     (0.38)     (0.19)        --       (0.27)        (1.39)
    ----                   -----      -----                  -----         -----
Net Asset Value, End
 of Period............    $12.28     $11.70      $9.82      $11.28        $12.02
                          ======     ======      =====      ======        ======
Total Return /(a)/ ...      8.49%     21.61%    (12.94)%     (3.92)%        1.61%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $103,131    $98,006    $82,409    $101,904       $94,905
 Ratio of Expenses to
  Average Net Assets..      0.84%      0.85%      0.84%       0.85%         0.84%
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.19%      1.49%      1.79%       2.23%         2.67%
 Portfolio Turnover
  Rate................     127.0%     186.0%     255.3%      182.4%         67.8%

                            2004       2003       2002        2001          2000
                            ----       ----       ----        ----          ----
BOND ACCOUNT
------------
Net Asset Value,
 Beginning of Period..    $12.31     $12.32     $11.84      $11.78        $10.89
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.51       0.52       0.51       0.56/(b)/      0.85
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.08       0.02       0.54       0.35/(b)/      0.04
                            ----       ----       ----       ----           ----
 Total From Investment
            Operations      0.59       0.54       1.05        0.91          0.89
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.59)     (0.55)     (0.57)      (0.85)           --
    ----                   -----      -----      -----       -----
   Total Dividends and
         Distributions     (0.59)     (0.55)     (0.57)      (0.85)           --
    ----                   -----      -----      -----       -----
Net Asset Value, End
 of Period............    $12.31     $12.31     $12.32      $11.84        $11.78
                          ======     ======     ======      ======        ======
Total Return /(a)/ ...      4.98%      4.59%      9.26%       8.12%         8.17%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $286,684   $263,435   $232,839    $166,658      $116,216
 Ratio of Expenses to
  Average Net Assets..      0.47%      0.47%      0.49%       0.50%         0.51%
 Ratio of Net
  Investment Income to
  Average Net Assets..      4.23%      4.32%      5.02%       5.73%/(b)/    7.47%
 Portfolio Turnover
  Rate................     143.6%      82.1%      63.3%      146.1%         81.5%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Effective January 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains/losses per share by $.01, and decrease the ratio of net investment income to average net assets by .08%. Financial highlights for prior periods have not been restated to reflect this change in presentation.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2004       2003       2002        2001        2000
                            ----       ----       ----        ----        ----
CAPITAL VALUE ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $29.23     $23.60     $27.78      $30.72      $30.74
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.44       0.38       0.39        0.34        0.50
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      3.17       5.63      (4.18)      (2.80)       0.13
                            ----       ----      -----       -----        ----
 Total From Investment
            Operations      3.61       6.01      (3.79)      (2.46)       0.63
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.45)     (0.38)     (0.39)      (0.34)      (0.50)
 Distributions from
  Realized Gains......        --         --         --       (0.14)      (0.15)
   ----                                                      -----       -----
   Total Dividends and
         Distributions     (0.45)     (0.38)     (0.39)      (0.48)      (0.65)
                           -----      -----      -----       -----       -----
Net Asset Value, End
 of Period............    $32.39     $29.23     $23.60      $27.78      $30.72
                          ======     ======     ======      ======      ======
Total Return /(a)/ ...     12.36%     25.49%    (13.66)%     (8.05)%      2.16%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $265,580   $248,253   $206,541    $254,484    $283,325
 Ratio of Expenses to
  Average Net Assets..      0.60%      0.61%      0.61%       0.61%       0.60%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      0.60%      0.61%      0.61%         --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.47%      1.47%      1.45%       1.20%       1.54%
 Portfolio Turnover
  Rate................     183.3%     125.7%     142.6%       91.7%      141.8%

                            2004       2003       2002        2001        2000
                            ----       ----       ----        ----        ----
EQUITY GROWTH ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $14.73     $11.74     $16.29      $20.37      $23.89
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.09       0.06       0.03        0.01        0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.28       2.99      (4.54)      (2.82)      (2.73)
                            ----       ----      -----       -----       -----
 Total From Investment
            Operations      1.37       3.05      (4.51)      (2.81)      (2.71)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.08)     (0.06)     (0.04)      (0.02)         --
 Distributions from
  Realized Gains......        --         --         --       (1.25)      (0.81)
   ----                                                      -----       -----
   Total Dividends and
         Distributions     (0.08)     (0.06)     (0.04)      (1.27)      (0.81)
                           -----      -----      -----       -----       -----
Net Asset Value, End
 of Period............    $16.02     $14.73     $11.74      $16.29      $20.37
                          ======     ======     ======      ======      ======
Total Return /(a)/ ...      9.33%     25.95%    (27.72)%    (14.86)%    (11.71)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $280,700   $272,831   $219,044    $334,401    $383,139
 Ratio of Expenses to
  Average Net Assets..      0.72%      0.74%      0.77%       0.75%       0.73%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      0.77%      0.77%        --          --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.59%      0.47%      0.19%       0.06%       0.08%
 Portfolio Turnover
  Rate................     147.7%     130.9%     138.8%       88.8%       69.1%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without fees paid indirectly.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2004         2003      2002       2001       2000
                           ----         ----      ----       ----       ----
EQUITY INCOME ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period
 /(a)/ ...............    $7.93        $7.26     $8.73     $12.43     $10.90
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.34         0.34      0.37       0.25       0.24
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.05         0.66     (1.47)     (3.70)      1.81
                           ----         ----     -----      -----       ----
 Total From Investment
            Operations     1.39         1.00     (1.10)     (3.45)      2.05
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.31)       (0.33)    (0.37)     (0.25)     (0.24)
 Distributions from
  Realized Gains......       --           --        --         --      (0.28)
  ----                                                                 -----
   Total Dividends and
         Distributions    (0.31)       (0.33)    (0.37)     (0.25)     (0.52)
                          -----        -----     -----      -----      -----
Net Asset Value, End
 of Period............    $9.01        $7.93     $7.26      $8.73     $12.43
                          =====        =====     =====      =====     ======
Total Return /(b)/ ...    17.60%       13.83%   (12.61)%   (27.70)%    19.18%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $44,572      $30,255   $25,079    $33,802    $43,725
 Ratio of Expenses to
  Average Net Assets..     0.62%        0.61%     0.62%      0.62%      0.63%
 Ratio of Net
  Investment Income to
  Average Net Assets..     4.13%        4.54%     4.40%      2.22%      2.32%
 Portfolio Turnover
  Rate................    137.2%        22.5%     66.4%     104.2%     146.7%

                          2004/(C)/
                          ----
EQUITY VALUE ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.08
                           ----
 Total From Investment
            Operations     1.14
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.06)
 Distributions from
  Realized Gains......    (0.01)
                          -----
   Total Dividends and
         Distributions    (0.07)
                          -----
Net Asset Value, End
 of Period............   $11.07
                         ======
Total Return /(b)/ ...    11.40%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $2,213
 Ratio of Expenses to
  Average Net Assets..     1.10%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(f)/ ...     1.30%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.72%/(e)/
 Portfolio Turnover
  Rate................     25.4%/(e)/



/(a) /Effective March 1, 2004, Utilities Account changed its name to Equity
  Income Account.
/(b) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(c) /Period from August 30, 2004, date operations commenced, through December
  31, 2004.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Expense ratio without the Manager's voluntary expense limit.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2004       2003       2002        2001        2000
                            ----       ----       ----        ----        ----
GOVERNMENT SECURITIES ACCOUNT
-----------------------------
Net Asset Value,
 Beginning of Period..    $11.77     $12.00     $11.58      $11.43      $10.26
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.44       0.45       0.43        0.51        0.69
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.04)     (0.24)      0.55        0.32        0.48
                           -----      -----       ----        ----        ----
 Total From Investment
            Operations      0.40       0.21       0.98        0.83        1.17
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.53)     (0.44)     (0.52)      (0.68)         --
 Distributions from
  Realized Gains......        --         --      (0.04)         --          --
    ----                                         -----
   Total Dividends and
         Distributions     (0.53)     (0.44)     (0.56)      (0.68)         --
    ----                   -----      -----      -----       -----
Net Asset Value, End
 of Period............    $11.64     $11.77     $12.00      $11.58      $11.43
                          ======     ======     ======      ======      ======
Total Return /(a)/ ...      3.56%      1.84%      8.80%       7.61%      11.40%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $334,034   $368,564   $342,001    $193,254    $127,038
 Ratio of Expenses to
  Average Net Assets..      0.44%      0.44%      0.47%       0.49%       0.51%
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.82%      3.83%      4.87%       5.63%       6.33%
 Portfolio Turnover
  Rate................      67.2%     110.4%      33.8%       45.9%        4.3%

                            2004       2003       2002        2001        2000
                            ----       ----       ----        ----        ----
GROWTH ACCOUNT
--------------
Net Asset Value,
 Beginning of Period..    $10.95      $8.68     $12.24      $16.43      $23.56
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.07       0.03       0.02          --       (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.95       2.26      (3.58)      (4.19)      (2.29)
                            ----       ----      -----       -----       -----
 Total From Investment
            Operations      1.02       2.29      (3.56)      (4.19)      (2.31)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.03)     (0.02)        --          --          --
 Distributions from
  Realized Gains......        --         --         --          --       (4.82)
    ----                                                                 -----
   Total Dividends and
         Distributions     (0.03)     (0.02)        --          --       (4.82)
    ----                   -----      -----                              -----
Net Asset Value, End
 of Period............    $11.94     $10.95      $8.68      $12.24      $16.43
                          ======     ======      =====      ======      ======
Total Return /(a)/ ...      9.38%     26.46%    (29.07)%    (25.50)%    (10.15)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $134,956   $141,107   $124,079    $209,879    $294,762
 Ratio of Expenses to
  Average Net Assets..      0.60%      0.61%      0.61%       0.61%       0.60%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      0.60%      0.61%      0.61%         --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.67%      0.35%      0.18%       0.02%      (0.13)%
 Portfolio Turnover
  Rate................     122.4%      40.8%      27.3%       39.0%       83.5%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without fees paid indirectly.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2004       2003       2002        2001        2000
                            ----       ----       ----        ----        ----
INTERNATIONAL ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $11.48      $8.78     $10.51      $13.90      $15.95
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.17       0.13       0.10        0.09        0.10
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.22       2.67      (1.78)      (3.46)      (1.48)
                            ----       ----      -----       -----       -----
 Total From Investment
            Operations      2.39       2.80      (1.68)      (3.37)      (1.38)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.12)     (0.10)     (0.05)      (0.02)      (0.08)
 Distributions from
  Realized Gains......        --         --         --          --       (0.59)
    ----                                                                 -----
   Total Dividends and
         Distributions     (0.12)     (0.10)     (0.05)      (0.02)      (0.67)
                           -----      -----      -----       -----       -----
Net Asset Value, End
 of Period............    $13.75     $11.48      $8.78      $10.51      $13.90
                          ======     ======      =====      ======      ======
Total Return /(a)/ ...     21.03%     32.33%    (16.07)%    (24.27)%     (8.34)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $226,753   $167,726   $119,222    $145,848    $190,440
 Ratio of Expenses to
  Average Net Assets..      0.96%      0.92%      0.92%       0.92%       0.90%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      0.97%      0.93%      0.93%         --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.39%      1.33%      1.03%       0.78%       0.81%
 Portfolio Turnover
  Rate................     170.1%     111.5%      82.2%       84.3%       99.9%

                            2004       2003       2002        2001       2000/(D)/
                            ----       ----       ----        ----       ----
INTERNATIONAL EMERGING MARKETS ACCOUNT
--------------------------------------
Net Asset Value,
 Beginning of Period..    $12.86      $8.24      $8.93       $9.37      $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.12       0.11       0.02        0.08        0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      3.04       4.60      (0.70)      (0.48)      (0.63)
                            ----       ----      -----       -----       -----
 Total From Investment
            Operations      3.16       4.71      (0.68)      (0.40)      (0.61)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.10)     (0.08)        --       (0.04)      (0.02)
 Tax Return of Capital
  Distributions /(c)/.        --      (0.01)     (0.01)         --          --
 Distributions from
  Realized Gains......     (1.14)        --         --          --          --
    ----                   -----
   Total Dividends and
         Distributions     (1.24)     (0.09)     (0.01)      (0.04)      (0.02)
                           -----      -----      -----       -----       -----
Net Asset Value, End
 of Period............    $14.78     $12.86      $8.24       $8.93       $9.37
                          ======     ======      =====       =====       =====
Total Return /(a)/ ...     24.89%     57.20%     (7.63)%     (4.24)%     (6.14)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $43,502    $23,972    $10,835      $6,964      $4,883
 Ratio of Expenses to
  Average Net Assets..      1.53%      1.71%      1.60%       1.35%       1.34%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(g)/ ...      1.55%      1.84%      2.26%       2.33%       1.65%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.87%      1.16%      0.39%       0.97%       1.06%/(f)/
 Portfolio Turnover
  Rate................     171.0%     112.4%     147.7%      137.4%       44.0%/(f)/



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without fees paid indirectly.
/(c) /See "Distributions to Shareholders" in Notes to Financial Statements. /(d) /Period from October 24, 2000, date shares first offered, through December
  31, 2000.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
/(g) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit. The expense limit was increased on May 1, 2002, and May 1, 2003, and ceased on May 1, 2004.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2004      2003      2002           2001       2000
                           ----      ----      ----           ----       ----
INTERNATIONAL SMALLCAP ACCOUNT
------------------------------
Net Asset Value,
 Beginning of Period..   $13.73     $9.06    $10.84         $13.87     $16.66
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.11      0.10      0.08           0.04      (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     4.00      4.72     (1.83)         (3.07)     (1.89)
                           ----      ----     -----          -----      -----
 Total From Investment
            Operations     4.11      4.82     (1.75)         (3.03)     (1.93)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.12)    (0.15)    (0.03)            --         --
 Distributions from
  Realized Gains......       --        --        --             --      (0.86)
  ----                                                                  -----
   Total Dividends and
         Distributions    (0.12)    (0.15)    (0.03)            --      (0.86)
  ----                    -----     -----     -----                     -----
Net Asset Value, End
 of Period............   $17.72    $13.73     $9.06         $10.84     $13.87
                         ======    ======     =====         ======     ======
Total Return /(a)/ ...    30.20%    54.15%   (16.20)%       (21.85)%   (11.50)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $99,833   $66,242   $38,912        $43,674    $50,023
 Ratio of Expenses to
  Average Net Assets..     1.30%     1.33%     1.31%          1.41%      1.44%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.31%     1.33%     1.32%            --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.75%     1.00%     0.77%          0.32%     (0.26)%
 Portfolio Turnover
  Rate................    140.6%    128.9%     73.6%         123.8%     292.7%

                           2004      2003     2002/(D)/
                           ----      ----     ----
LARGECAP BLEND ACCOUNT
----------------------
Net Asset Value,
 Beginning of Period..   $10.37     $8.43    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.13      0.10      0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.92      1.90     (1.57)
                           ----      ----     -----
 Total From Investment
            Operations     1.05      2.00     (1.55)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.11)    (0.06)    (0.02)
 Distributions from
  Realized Gains......    (0.58)       --        --
  ----                    -----
   Total Dividends and
         Distributions    (0.69)    (0.06)    (0.02)
                          -----     -----     -----
Net Asset Value, End
 of Period............   $10.73    $10.37     $8.43
                         ======    ======     =====
Total Return /(a)/ ...    10.36%    23.76%   (15.47)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $90,751   $54,632   $13,927
 Ratio of Expenses to
  Average Net Assets..     0.76%     0.80%     1.00%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     0.78%     0.83%     1.10%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.23%     1.08%     0.86%/(f)/
 Portfolio Turnover
  Rate................     75.6%     56.2%     49.1%/(f)/



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without fees paid indirectly.
/(c) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit.  The expense limit ceased on May 1, 2004.
/(d) /Period from May 1, 2002, date operations commenced, through December 31,
  2002.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2004       2003      2002           2001        2000
                            ----       ----      ----           ----        ----
LARGECAP STOCK INDEX ACCOUNT
----------------------------
Net Asset Value,
 Beginning of Period..     $8.06      $6.35     $8.29          $9.52      $10.71
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.14       0.10      0.08           0.08        0.10
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.70       1.70     (1.94)         (1.23)      (1.14)
                            ----       ----     -----          -----       -----
 Total From Investment
            Operations      0.84       1.80     (1.86)         (1.15)      (1.04)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.13)     (0.09)    (0.08)         (0.08)      (0.10)
 Distributions from
  Realized Gains......        --         --        --             --       (0.05)
  ------                                                                   -----
   Total Dividends and
         Distributions     (0.13)     (0.09)    (0.08)         (0.08)      (0.15)
                           -----      -----     -----          -----       -----
Net Asset Value, End
 of Period............     $8.77      $8.06     $6.35          $8.29       $9.52
                           =====      =====     =====          =====       =====
Total Return /(a)/ ...     10.39%     28.32%   (22.44)%       (12.10)%     (9.67)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $158,237   $118,638   $72,949        $73,881     $59,626
 Ratio of Expenses to
  Average Net Assets..      0.37%      0.39%     0.39%          0.40%       0.40%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      0.37%      0.39%     0.39%          0.41%       0.46%
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.64%      1.42%     1.22%          1.05%       1.01%
 Portfolio Turnover
  Rate................      20.5%      15.7%     15.1%          10.8%       11.0%

                            2004       2003     2002/(D)/
                            ----       ----     ----
LARGECAP VALUE ACCOUNT
----------------------
Net Asset Value,
 Beginning of Period..    $10.80      $8.52    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.19       0.16      0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.22       2.23     (1.48)
                            ----       ----     -----
 Total From Investment
            Operations      1.41       2.39     (1.42)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.16)     (0.11)    (0.06)
 Distributions from
  Realized Gains......     (0.17)        --        --
  ------                   -----
   Total Dividends and
         Distributions     (0.33)     (0.11)    (0.06)
                           -----      -----     -----
Net Asset Value, End
 of Period............    $11.88     $10.80     $8.52
                          ======     ======     =====
Total Return /(a)/ ...     13.09%     28.05%   (14.24)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $80,721    $47,221   $13,186
 Ratio of Expenses to
  Average Net Assets..      0.75%      0.74%     0.96%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...      0.76%      0.79%     1.00%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.65%      1.77%     1.79%/(f)/
 Portfolio Turnover
  Rate................      23.2%      17.1%      5.9%/(f)/



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without the Manager's voluntary expense limit.
/(c) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit. The expense limit ceased on May 1, 2004.
/(d) /Period from May 1, 2002, date operations commenced, through December 31,
  2002.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2004      2003/(D)/
                            ----      ----
LIMITED TERM BOND ACCOUNT
-------------------------
Net Asset Value,
 Beginning of Period..     $9.99     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.25       0.13
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.12)     (0.05)
                           -----      -----
 Total From Investment
            Operations      0.13       0.08
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --      (0.09)
   ----                               -----
   Total Dividends and
         Distributions        --      (0.09)
   ----                               -----
Net Asset Value, End
 of Period............    $10.12      $9.99
                          ======      =====
Total Return /(a)/ ...      1.30%      0.78%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $56,241    $20,552
 Ratio of Expenses to
  Average Net Assets..      0.53%      0.57%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...        --       0.57%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.53%      2.15%/(f)/
 Portfolio Turnover
  Rate................      34.8%       5.0%/(f)/

                            2004       2003          2002        2001         2000
                            ----       ----          ----        ----         ----
MIDCAP ACCOUNT
--------------
Net Asset Value,
 Beginning of Period..    $37.56     $28.54        $32.09      $34.47       $36.90
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.39       0.35          0.30        0.24         0.10
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      6.05       9.01         (3.08)      (1.50)        4.76
                            ----       ----         -----       -----         ----
 Total From Investment
            Operations      6.44       9.36         (2.78)      (1.26)        4.86
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.39)     (0.34)        (0.30)      (0.24)       (0.10)
 Distributions from
  Realized Gains......     (3.98)        --         (0.47)      (0.88)       (7.19)
   ----                    -----                    -----       -----        -----
   Total Dividends and
         Distributions     (4.37)     (0.34)        (0.77)      (1.12)       (7.29)
                           -----      -----         -----       -----        -----
Net Asset Value, End
 of Period............    $39.63     $37.56        $28.54      $32.09       $34.47
                          ======     ======        ======      ======       ======
Total Return /(a)/ ...     17.76%     32.81%        (8.75)%     (3.71)%      14.59%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $395,304   $334,204      $248,986    $278,707     $286,681
 Ratio of Expenses to
  Average Net Assets..      0.59%      0.61%         0.62%       0.62%        0.62%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...      0.59%      0.61%         0.62%         --           --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.02%      1.09%         0.98%       0.77%        0.28%
 Portfolio Turnover
  Rate................      38.9%      44.9%         67.9%       73.6%       139.6%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without the Manager's voluntary expense limit.  The expense limit ceased on May 1, 2004.
/(c) /Expense ratio without fees paid indirectly.
/(d) /Period from May 1, 2003, date operations commenced, through December 31,
  2003.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.


See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2004       2003       2002       2001        2000
                           ----       ----       ----       ----        ----
MIDCAP GROWTH ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $8.80      $6.26      $8.49     $10.46      $10.66
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.03)     (0.03)     (0.04)     (0.05)       0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.07       2.57      (2.19)     (1.68)       0.77
                           ----       ----      -----      -----        ----
 Total From Investment
            Operations     1.04       2.54      (2.23)     (1.73)       0.79
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --         --         --         --       (0.02)
 Distributions from
  Realized Gains......       --         --         --      (0.24)      (0.97)
  ----                                                     -----       -----
   Total Dividends and
         Distributions       --         --         --      (0.24)      (0.99)
  ----                                                     -----       -----
Net Asset Value, End
 of Period............    $9.84      $8.80      $6.26      $8.49      $10.46
                          =====      =====      =====      =====      ======
Total Return /(a)/ ...    11.82%     40.58%    (26.27)%   (16.92)%      8.10%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $59,674    $54,288    $21,934    $27,838     $25,924
 Ratio of Expenses to
  Average Net Assets..     0.86%      0.91%      0.91%      0.97%       0.96%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     0.92%      0.94%      0.92%        --        1.01%
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.30)%    (0.39)%    (0.55)%    (0.66)%      0.27%
 Portfolio Turnover
  Rate................     47.7%      67.5%      43.1%      55.2%      161.9%

                           2004       2003       2002       2001        2000
                           ----       ----       ----       ----        ----
MIDCAP VALUE ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..   $14.13     $10.48     $11.68     $12.57      $11.11
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.02       0.01         --       0.01          --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     3.10       3.81      (1.16)     (0.35)       3.12
                           ----       ----      -----      -----        ----
 Total From Investment
            Operations     3.12       3.82      (1.16)     (0.34)       3.12
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)     (0.01)        --      (0.01)         --
 Distributions from
  Realized Gains......    (1.86)     (0.16)     (0.04)     (0.54)      (1.66)
                          -----      -----      -----      -----       -----
   Total Dividends and
         Distributions    (1.87)     (0.17)     (0.04)     (0.55)      (1.66)
                          -----      -----      -----      -----       -----
Net Asset Value, End
 of Period............   $15.38     $14.13     $10.48     $11.68      $12.57
                         ======     ======     ======     ======      ======
Total Return /(a)/ ...    22.67%     36.49%     (9.96)%    (2.58)%     31.05%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $78,166    $52,054    $24,766    $11,778      $7,739
 Ratio of Expenses to
  Average Net Assets..     1.05%      1.05%      1.04%      1.36%       1.20%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.08%      1.08%      1.10%        --        1.29%
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.11%      0.11%      0.03%      0.12%       0.02%
 Portfolio Turnover
  Rate................     59.2%      55.5%      75.3%     208.8%      233.2%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit. The expense limit ceased on January 1, 2001.

See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2004          2003       2002       2001       2000
                            ----          ----       ----       ----       ----
MONEY MARKET ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..    $1.000        $1.000     $1.000     $1.000     $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.009         0.007      0.014      0.039      0.059
                           -----         -----      -----      -----      -----
 Total From Investment
            Operations     0.009         0.007      0.014      0.039      0.059
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.009)       (0.007)    (0.014)    (0.039)    (0.059)
                          ------        ------     ------     ------     ------
   Total Dividends and
         Distributions    (0.009)       (0.007)    (0.014)    (0.039)    (0.059)
                          ------        ------     ------     ------     ------
Net Asset Value, End
 of Period............    $1.000        $1.000     $1.000     $1.000     $1.000
                          ======        ======     ======     ======     ======
Total Return /(a)/ ...      0.92%         0.74%      1.42%      3.92%      6.07%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $140,553      $151,545   $201,455   $180,923   $114,710
 Ratio of Expenses to
  Average Net Assets..      0.49%         0.49%      0.49%      0.50%      0.52%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.91%         0.74%      1.40%      3.70%      5.88%

                           2004/(D)/
                           ----
PRINCIPAL LIFETIME 2010 ACCOUNT
-------------------------------
Net Asset Value,
 Beginning of Period..    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.11
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.82
                            ----
 Total From Investment
            Operations      0.93
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.09)
                           -----
   Total Dividends and
         Distributions     (0.09)
                           -----
Net Asset Value, End
 of Period............    $10.84
                          ======
Total Return /(a)/ ...      9.31%/(e)/       /
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........       $11
 Ratio of Expenses to
  Average Net Assets
  /(b)/                     0.16%/(f)/       /
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/
  /(c)/ ..............     10.02%/(f)/       /
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.21%/(f)/       /
 Portfolio Turnover
  Rate................       3.0%/(f)/       /



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Does not include expenses of the investment companies in which the Fund invests.
/(c) /Expense ratio without the Manager's voluntary expense limit.
/(d) /Period from August 30, 2004, date operations commenced, through December
  31, 2004.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                         2004/(D)/
                         ----
PRINCIPAL LIFETIME 2020 ACCOUNT
-------------------------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.13
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.93
                          ----
 Total From Investment
            Operations    1.06
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.09)
                         -----
   Total Dividends and
         Distributions   (0.09)
                         -----
Net Asset Value, End
 of Period............  $10.97
                        ======
Total Return /(a)/ ...   10.62%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $15
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............    0.13%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/
  /(c)/ ..............    8.72%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    3.65%/(f)/
 Portfolio Turnover
  Rate................     2.6%/(f)/

                         2004/(D)/
                         ----
PRINCIPAL LIFETIME 2030 ACCOUNT
-------------------------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.30
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.76
                          ----
 Total From Investment
            Operations    1.06
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.09)
                         -----
   Total Dividends and
         Distributions   (0.09)
                         -----
Net Asset Value, End
 of Period............  $10.97
                        ======
Total Return /(a)/ ...   10.60%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $151
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............    0.16%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/
  /(c)/ ..............    2.14%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    8.58%/(f)/
 Portfolio Turnover
  Rate................     4.8%/(f)/



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Does not include expenses of the investment companies in which the Account invests.
/(c) /Expense ratio without the Manager's voluntary expense limit.
/(d) /Period from August 30, 2004, date shares first offered, through December
  31, 2004.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                         2004/(D)/
                         ----
PRINCIPAL LIFETIME 2040 ACCOUNT
-------------------------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.19
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.99
                          ----
 Total From Investment
            Operations    1.18
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.09)
  ----
   Total Dividends and
         Distributions   (0.09)
                         -----
Net Asset Value, End
 of Period............  $11.09
                        ======
Total Return /(a)/ ...   11.78%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $147
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............    0.14%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b) (c)/    1.47%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    5.35%/(f)/
 Portfolio Turnover
  Rate................     9.4%/(f)/

                         2004/(D)/
                         ----
PRINCIPAL LIFETIME 2050 ACCOUNT
-------------------------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.11
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    1.06
                          ----
 Total From Investment
            Operations    1.17
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.08)
  ----
   Total Dividends and
         Distributions   (0.08)
                         -----
Net Asset Value, End
 of Period............  $11.09
                        ======
Total Return /(a)/ ...   11.74%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $88
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............    0.13%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b) (c)/    1.49%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    3.04%/(f)/
 Portfolio Turnover
  Rate................    13.0%/(f)/



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Does not include expenses of the investment companies in which the Account invests.
/(c) /Expense ratio without the Manager's voluntary expense limit.
/(d) /Period from August 30, 2004, date operations commenced, through December
  31, 2004.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2004/(F)/
                           ----
PRINCIPAL LIFETIME STRATEGIC INCOME ACCOUNT
-------------------------------------------
Net Asset Value,
 Beginning of Period..    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.12
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.65
                            ----
 Total From Investment
            Operations      0.77
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.09)
                           -----
   Total Dividends and
         Distributions     (0.09)
                           -----
Net Asset Value, End
 of Period............    $10.68
                          ======
Total Return /(a)/ ...      7.66%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........       $11
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............      0.14%/(h)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b) (c)/     10.09%/(h)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.30%/(h)/
 Portfolio Turnover
  Rate................       2.9%/(h)/

                            2004         2003      2002      2001      2000
                            ----         ----      ----      ----      ----
REAL ESTATE SECURITIES ACCOUNT
------------------------------
Net Asset Value,
 Beginning of Period
 /(d)/ ...............    $14.90       $11.24    $10.77    $10.29     $8.20
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.39         0.49      0.35      0.42      0.44
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      4.66         3.87      0.48      0.47      2.09
                            ----         ----      ----      ----      ----
 Total From Investment
            Operations      5.05         4.36      0.83      0.89      2.53
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.35)       (0.42)    (0.35)    (0.41)    (0.44)
 Distributions from
  Realized Gains......     (1.72)       (0.28)    (0.01)       --        --
  ----                     -----        -----     -----
   Total Dividends and
         Distributions     (2.07)       (0.70)    (0.36)    (0.41)    (0.44)
                           -----        -----     -----     -----     -----
Net Asset Value, End
 of Period............    $17.88       $14.90    $11.24    $10.77    $10.29
                          ======       ======    ======    ======    ======
Total Return /(a)/ ...     34.53%       38.91%     7.72%     8.75%    30.97%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $146,022      $93,018   $46,358   $22,457   $17,261
 Ratio of Expenses to
  Average Net Assets..      0.90%        0.91%     0.92%     0.92%     0.99%
 Ratio of Gross
  Expenses to Average
  Net Assets /(e)/ ...      0.90%        0.92%       --        --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.37%        3.83%     3.99%     4.55%     5.29%
 Portfolio Turnover
  Rate................      58.8%        53.9%     54.4%     92.4%     44.7%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Does not include expenses of the investment companies in which the Account invests.
/(c) /Expense ratio without the Manager's voluntary expense limit.
/(d) /Effective March 1, 2004, Real Estate Account changed its name to Real
  Estate Securities Account.
/(e) /Expense ratio without fees paid indirectly.
/(f) /Period from August 30, 2004, date operations commenced, through December
  31, 2004.
/(g) /Total return amounts have not been annualized.
/(h) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2004       2003       2002       2001       2000
                            ----       ----       ----       ----       ----
SMALLCAP GROWTH ACCOUNT
-----------------------
Net Asset Value,
 Beginning of Period..     $8.36      $5.74     $10.60     $15.59     $19.56
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     (0.06)     (0.04)     (0.05)     (0.10)     (0.08)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.00       2.66      (4.81)     (4.89)     (2.67)
                            ----       ----      -----      -----      -----
 Total From Investment
            Operations      0.94       2.62      (4.86)     (4.99)     (2.75)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......        --         --         --         --      (1.22)
  ------                                                               -----
   Total Dividends and
         Distributions        --         --         --         --      (1.22)
  ------                                                               -----
Net Asset Value, End
 of Period............     $9.30      $8.36      $5.74     $10.60     $15.59
                           =====      =====      =====     ======     ======
Total Return /(a)/ ...     11.24%     45.64%    (45.85)%   (32.01)%   (13.91)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $63,453    $55,628    $32,754    $55,966    $68,421
 Ratio of Expenses to
  Average Net Assets..      0.99%      0.99%      0.95%      1.05%      1.02%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      1.01%      1.02%      1.06%        --       1.02%
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.70)%    (0.64)%    (0.68)%    (0.92)%    (0.49)%
 Portfolio Turnover
  Rate................      43.3%      54.1%     287.9%     152.2%      90.8%

                            2004       2003       2002       2001       2000
                            ----       ----       ----       ----       ----
SMALLCAP VALUE ACCOUNT
----------------------
Net Asset Value,
 Beginning of Period..    $15.04     $10.30     $11.37     $11.26     $10.06
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.03       0.06       0.06       0.09       0.13
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      3.37       5.14      (1.07)      0.60       2.17
                            ----       ----      -----       ----       ----
 Total From Investment
            Operations      3.40       5.20      (1.01)      0.69       2.30
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.03)     (0.05)     (0.06)     (0.09)     (0.12)
 Distributions from
  Realized Gains......     (1.58)     (0.41)        --      (0.49)     (0.98)
  ----                     -----      -----                 -----      -----
   Total Dividends and
         Distributions     (1.61)     (0.46)     (0.06)     (0.58)     (1.10)
                           -----      -----      -----      -----      -----
Net Asset Value, End
 of Period............    $16.83     $15.04     $10.30     $11.37     $11.26
                          ======     ======     ======     ======     ======
Total Return /(a)/ ...     23.08%     50.61%     (8.86)%     6.25%     23.87%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $107,206    $82,135    $44,217    $30,888    $17,358
 Ratio of Expenses to
  Average Net Assets..      1.12%      1.16%      1.28%      1.24%      1.16%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      1.13%      1.18%      1.29%        --       1.34%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.21%      0.50%      0.68%      0.95%      1.31%
 Portfolio Turnover
  Rate................      38.0%      54.0%      77.4%      67.8%     133.0%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit. The expense limit ceased on January 1, 2001.


                                      128




ADDITIONAL INFORMATION


Additional information about the Fund's (including the Fund's policy regarding the disclosure of portfolio securities) is available in the Statement of Additional Information dated April 29, 2005 and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information and the Fund's annual and semi-annual reports can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. In addition, the Fund's make its SAI and annual and semi-annual reports, free of charge, on http://www.principal.com. To request other information about the Account and to make shareholder inquiries, telephone 1-800-247-4123.


Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


The U.S. government does not insure or guarantee an investment in any of the Accounts. There can be no assurance that the Money Market Account will be able to maintain a stable share price of $1.00 per share.


Shares of the Accounts are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Accounts federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

           Principal Variable Contracts Fund, Inc. SEC File 811-01944

                       SUPPLEMENT DATED NOVEMBER 26, 2005
           TO THE PRINCIPAL VARIABLE CONTRACTS FUND, INC. PROSPECTUS
                              DATED APRIL 29, 2005

(Please note that not all of these Accounts are offered in all variable annuity and variable life contracts.)



LIMITED TERM BOND ACCOUNT
Effective November 21, 2005, all references to the "Limited Term Bond Account" are replaced with "Short-Term Bond Account." This reflects a change to the name of the Account which was approved by the Board of Directors.

LARGECAP STOCK INDEX ACCOUNT
Effective September 26, 2005, Mariateresa Monaco has joined the individual currently responsible for the day-to-day management of the LargeCap Stock Index Account


The portfolio managers for these funds operate as a team, sharing equal authority and responsibility for research and the day-to-day management of the portfolios.



MARIATERESA MONACO . Ms. Monaco is an associate portfolio manager at Principal. Joining Principal in 2005, she works with the asset allocation and indexed funds. Most recently, she was a quantitative equity analyst at Fidelity Management in Boston. During her 10-year career with Fidelity, she co-managed a family of institutional equity funds with $2 billion in assets. Ms. Monaco earned an MBA from the Sloan School of Management at the Massachusetts Institute of Technology and a Master's degree in Electrical Engineering from Northeastern University. She also earned a Master's degree in Electrical Engineering from Politecnico di Torino, Italy, and a diploma in Piano from the Conservatorio di Torino, Italy.


SMALLCAP VALUE ACCOUNT
Effective September 1, 2005, Mellon Equity Associates, LLP ("Mellon Equity") became an additional sub-advisor to the Account.

The description of the SmallCap Value Account is hereby replaced with the following:

SMALLCAP VALUE ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
The Account invests primarily in a diversified group of equity securities of small U.S. companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000/(R)/ Value Index (as of September 30, 2005, this range was between approximately $2 million and $3.7 billion)) at the time of purchase. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of such companies. Emphasis is given to those companies that exhibit value characteristics. Value securities generally have above average dividend yield and below average price to earnings (P/E) ratios. Up to 25% of the Account's assets may be invested in foreign securities.

The Sub-Advisor, Morgan, uses quantitative and fundamental research, systematic stock valuation and a disciplined portfolio construction process. It seeks to enhance returns and reduce the volatility in the value of the Account relative to that of the U.S. small company value universe, represented by the Russell 2000/(R)/ Value Index. Morgan continuously screens the small company universe to identify for further analysis those companies that exhibit favorable factor rankings. Such factors include Morgan's dividend discount model rankings, price-to-cashflow, earnings revisions, as well as positive price momentum. Morgan ranks these companies within economic sectors according to their relative attractiveness. Morgan then selects for purchase the companies it feels to be most attractive within each economic sector.

Under normal market conditions, the portion of the Account sub-advised by Morgan will have sector weightings comparable to that of the U.S. small company value universe though it may under or over-weight selected economic sectors. In addition, as a company moves out of the market capitalization range of the small company universe, it generally becomes a candidate for sale.


Morgan may also purchase securities issued as part of, or during a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition.


In selecting investments for the Account, the Sub-Advisor, Mellon Equity, uses a disciplined investment process that combines fundamental analysis and risk management with a multi-factor model that searches for undervalued stocks. A common definition of an undervalued stock is one selling at a low price relative to its profits and prospective earnings growth. The stock evaluation process uses several different characteristics, including changes in earnings estimates and change in price-to-earnings ratios, in an attempt to identify value among individual stocks.


Rather than using broad economic or market trends, Mellon Equity selects stocks on a company by company basis. To ensure ample diversification, the portion of the Account's assets managed by Mellon Equity are allocated among industries and economic sectors in similar proportions to those of the Index. The portfolio is generally kept broadly diversified in an attempt to capture opportunities that may be realized quickly during periods of above-average market volatility. By maintaining such a diversified stance, stock selection drives performance.


Since the Account has a long-term investment perspective, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading.


MAIN RISKS
The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. If the investor sells Account shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth and willing to accept volatile fluctuations in the value of their investment. The Account is not designed for investors seeking income or conservation of capital.

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.



                                 ACCOUNTS OF THE FUND
                                 --------------------
          BALANCED ACCOUNT                     GOVERNMENT SECURITIES ACCOUNT
          BOND ACCOUNT                         GROWTH ACCOUNT
          CAPITAL VALUE ACCOUNT                MIDCAP ACCOUNT
          DIVERSIFIED INTERNATIONAL ACCOUNT    MONEY MARKET ACCOUNT
           (previously International Account)




This Prospectus describes a mutual fund organized by Principal Life Insurance Company/(R)/ ("Principal Life"). The Fund provides a choice of investment objectives through the Accounts listed above.





                 The date of this Prospectus is April 29, 2005.

                               TABLE OF CONTENTS


ACCOUNT DESCRIPTIONS....................................................3
  Balanced Account......................................................5

  Bond Account..........................................................8

  Capital Value Account.................................................11

  Diversified International (f/k/a International) Account...............13

  Government Securities Account.........................................15

  Growth Account........................................................17

  MidCap Account........................................................19

  Money Market Account..................................................22


CERTAIN INVESTMENT STRATEGIES...........................................25

PRICING OF ACCOUNT SHARES...............................................30

DIVIDENDS AND DISTRIBUTIONS.............................................30

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE..........................31
  The Manager...........................................................31

  The Sub-Advisors......................................................32

  Duties of the Manager and Sub-Advisors................................34

  Fees Paid to the Manager..............................................34


GENERAL INFORMATION ABOUT AN ACCOUNT....................................35

  Frequent Trading and Market-Timing (Abusive Trading Practices)........35

  Eligible Purchasers...................................................36

  Shareholder Rights....................................................36

  Non-Cumulative Voting.................................................37

  Purchase of Account Shares............................................37

  Sale of Account Shares................................................37

  Restricted Transfers..................................................38

  Financial Statements..................................................38


FINANCIAL HIGHLIGHTS....................................................38

ADDITIONAL INFORMATION..................................................43

ACCOUNT DESCRIPTIONS


The Principal Variable Contracts Fund (the "Fund") is made up of Accounts. Each Account has its own investment objective. Principal Management Corporation*, the "Manager" of the Fund, has selected a Sub-Advisor for certain Accounts based on the Sub-Advisor's experience with the investment strategy for which it was selected. The Manager seeks to provide a wide range of investment approaches through the Fund.


The Sub-Advisors are:
.. Columbus Circle Investors ("CCI")
.. Principal Global Investors, LLC ("Principal")*
  * CCI, Principal, Principal Management Corporation, Princor Financial Services Corporation ("Princor") and Principal Life are members of the Principal Financial Group/(R)/.


In the description for each Account, there is important information about the
Account's:


MAIN STRATEGIES AND RISKS
These sections summarize how each Account intends to achieve its investment objective. The Account's primary investment strategy (including the type or types of securities in which the Account invests) is discussed. In addition, there is a discussion of any policy of the Account to concentrate in securities of issuers in a particular industry or group of industries.

A description of the main risks is included with the discussion of each Account. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


Each Account is designed to be a portion of an investor's portfolio. None of the Accounts is intended to be a complete investment program. You should consider the risks of each Account before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS
A bar chart and a table are included with each Account that has annual returns for a full calendar year. They show the Account's annual returns and its long-term performance. The chart shows how the Account's performance has varied from year-to-year. The table compares the Account's performance over time to that of:
.. a broad-based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

An Account's past performance is not necessarily an indication of how the Account will perform in the future.


Call the Principal Variable Contracts Funds at 1-800-247-4123 to get the current 7-day yield for the Money Market

Account.


FEES AND EXPENSES
The annual operating expenses for each Account are deducted from that Account's assets (stated as a percentage of Account assets) and are shown as of the end of the most recenve fiscal year. An Account's operating expenses are shown with each Account. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing." The fees and expenses shown do not include the effect of any separate account expenses or other contract level expenses. If such charges were included, overall expenses would be higher and would lower performance.

The examples are intended to help you compare the cost of investing in a particular Account with the cost of investing in other mutual funds. The examples assume you invest $10,000 in an Account for the time periods indicated. The examples also assume that your investment has a 5% total return each year and that the Account's operating expenses are the same as the expenses shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown.


NOTES:

.. No salesperson, dealer or other person is authorized to give information or make representations about an Account other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Variable Contracts Funds, an Account, the Manager or any Sub-Advisor.
.. Investments in these Accounts are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

BALANCED ACCOUNT
The Account seeks to generate a total return consisting of current income and capital appreciation.

MAIN STRATEGIES
The Account seeks growth of capital and current income by investing primarily in common stocks and corporate bonds. It may also invest in other equity securities, government bonds and notes (obligations of the U.S. government or its agencies or instrumentalities) and cash. Though the percentages in each category are not fixed, common stocks generally represent 40% to 70% of the Account's assets. The remainder of the Account's assets is invested in bonds and cash.

In making its selection of common stocks, the Sub-Advisor, Principal, looks for companies that have predictable earnings and which, based on growth prospects, it believes are undervalued in the marketplace. Principal buys stocks with the objective of long-term capital appreciation. From time to time, Principal purchases stocks with the expectation of price appreciation over the short-term. In response to changes in economic conditions, Principal may change the make-up of the portfolio and emphasize different market sectors by buying and selling the portfolio's stocks. The Account may invest up to 10% of its assets in securities of foreign companies.


Fixed-income securities are purchased to generate income and for capital appreciation purposes when Principal thinks that declining interest rates may increase market value. Deep discount bonds (those which sell at a substantial discount from their face amount) are also purchased to generate capital appreciation. The Account may invest in bonds with speculative characteristics but does not intend to invest more than 10% of its assets in securities rated below BBB by Standard & Poor's Rating Service or Baa by Moody's Investors Service, Inc. Fixed-income securities that are not investment grade are commonly referred to as "junk bonds" or high yield securities.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as "junk bonds" or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS)



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



U.S. GOVERNMENT SPONSORED SECURITIES . The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Account.


Because the Account invests in both stocks and bonds, the Account may under perform stock funds when stocks are in favor and under perform bond funds when bonds are in favor. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking current income as well as long-term growth of capital.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"  24.58
"1996"  13.13
"1997"  17.93
"1998"  11.91
"1999"   2.40
"2000"   0.13
"2001"  -6.96
"2002" -13.18
"2003"  18.82
"2004"  10.05                 The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q2 '03  9.82%
                               LOWEST  Q3 '02  -9.61%

The year-to-date return as of March 31, 2005 is -0.72%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 BALANCED ACCOUNT .....
                            10.05         1.13           7.25             8.53
 60% S&P 500 Index/40%
 Lehman Brothers
 Aggregate Bond
 Index.................      8.32         1.97          10.65
 Morningstar Moderate
 Allocation Category
 Average ..............      8.62         2.17           9.24
 * The Account's SEC effective date was December 18, 1987.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.59
 Other Expenses..................    0.04
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.63


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                          1     3     5    10
 BALANCED ACCOUNT                      $64   $202  $351  $786

BOND ACCOUNT
The Account seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

MAIN STRATEGIES
Under normal circumstances, the Account invests at least 80% of its assets in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"). The Account considers the term "bond" to mean any debt security. Under normal circumstances, the Account invests in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;
.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody's or, if not rated, in the opinion of the Manager of comparable quality; and
.. securities issued or guaranteed by the governments of Canada (provincial or federal government) or the United Kingdom payable in U.S. dollars.

The rest of the Account's assets may be invested in:
.. preferred and common stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
.. securities rated less than the four highest grades of S&P or Moody's (i.e.
  less than investment grade (commonly known as "junk bonds")) but not lower than CCC- (S&P) or Caa (Moody's).
Under unusual market or economic conditions, the Account may invest up to 100% of its assets in cash and cash equivalents.

The Account may actively trade securities in an attempt to achieve its investment objective.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


MUNICIPAL SECURITIES . Principal and interest payments of municipal securities may not be guaranteed by the issuing body and may be payable only from monies derived from a particular source. If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and may be temporarily affected by large purchases and sales, including those of the Account. General conditions in the financial markets and the size of a particular offering may also negatively affect the returns of a municipal security.



MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Account.



U.S. GOVERNMENT SPONSORED SECURITIES . The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


PORTFOLIO DURATION. . The average portfolio duration of the Account normally varies within a three- to six-year time frame based on the Manager's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Account is three years, a change of 1% in the market's yield results in a change of approximately 3% in the value of the Account's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration .




INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS).



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs and may have an adverse impact on the Account's performance.The portfolio turnover rate for the Account for the twelve month period ended December 31, 2004 was 143.6%.


As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"  22.17
"1996"   2.36
"1997"  10.60
"1998"   7.69
"1999"  -2.59
"2000"   8.17
"2001"   8.12
"2002"   9.26
"2003"   4.59
"2004"   4.98               The Account's highest/lowest quarterly returns
                            during this time period were:
                               HIGHEST Q2 '95  8.25%
                               LOWEST  Q1 '96 -3.24%

The year-to-date return as of March 31, 2005 is -0.48%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 BOND ACCOUNT .........
                            4.98          7.01          7.37              8.00
 Lehman Brothers
 Aggregate Bond Index .     4.34          7.71          7.72
 Morningstar
 Intermediate-Term Bond
 Category Average......     3.81          6.83          6.92
 * The Account's SEC effective date was December 18, 1987.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.46
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.47


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------
                                            1     3     5    10
 BOND ACCOUNT                            $48   $151  $263  $591

CAPITAL VALUE ACCOUNT
The Account seeks to provide long-term capital appreciation and secondarily growth of investment income.

MAIN STRATEGIES
The Account invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index (as of March 31, 2005 this range was between approximately $511 million and $389.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 20% of Account assets may be invested in foreign securities.

The Account invests in stocks that, in the opinion of the Sub-Advisor, Principal, are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Account are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on four key elements:
.. determination that a stock is selling below its fair market value;
.. early recognition of changes in a company's underlying fundamentals;
.. evaluation of the sustainability of fundamental changes; and .. by monitoring a stock's behavior in the market, evaluation of the timeliness of the investment.

Principal focuses on its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weights of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark. The Account may actively trade securities in an attempt to achieve its investment objective.


MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs and may have an adverse impact on the Account's performance. The portfolio turnover rate for the Account for the twelve month period ended December 31, 2004 was 183.3%.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"   31.91
"1996"   23.50
"1997"   28.53
"1998"   13.58
"1999"   -4.29
"2000"    2.16
"2001"   -8.05
"2002"  -13.66
"2003"   25.49
"2004"   12.36           The Account's highest/lowest quarterly returns
                         during this time period were:
                               HIGHEST Q2 '03  15.52%
                               LOWEST  Q3 '02  -15.10%

The year-to-date return as of March 31, 2005 is 0.44%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 CAPITAL VALUE ACCOUNT
                            12.36         2.72          10.04             12.07
 Russell 1000 Value
 Index.................     16.49         5.27          13.83
 Morningstar Large
 Value Category Average     12.91         4.35          11.35
 * The Account's SEC effective date was May 13, 1970.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.60
 Other Expenses..................    0.00
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.60


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------
                                               1     3     5    10
 CAPITAL VALUE ACCOUNT                      $61   $192  $335  $750

DIVERSIFIED INTERNATIONAL ACCOUNT (PREVIOUSLY INTERNATIONAL ACCOUNT)
The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

MAIN STRATEGIES
The Account invests in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Account invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Account has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However, under normal market conditions, the Account intends to have at least 80% of its assets invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Account does not intend to invest in equity securities of U.S. companies.


Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia (Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.


In choosing investments for the Account, the Sub-Advisor, Principal, pays particular attention to the long-term earnings prospects of the various companies under consideration. Principal then weighs those prospects relative to the price of the security. Principal invests in securities of companies without regard to the company's market capitalization. (Market capitalization is defined as total current market value of a company's outstanding common stock.)


The Account may actively trade securities in an attempt to achieve its investment objective.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same rage of opportunities as more developed countries companies in more developed countries.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs and may have an adverse impact on the Account's performance.The portfolio turnover rate for the Account for the twelve month period ended December 31, 2004 was 170.1%.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"  14.17
"1996"  25.09
"1997"  12.24
"1998"   9.98
"1999"  25.93
"2000"  -8.34
"2001" -24.27
"2002" -16.07
"2003"  32.33
"2004"  21.03                The Account's highest/lowest quarterly returns
                             during this time period were:
                               HIGHEST Q2 '03  17.25%
                               LOWEST  Q3 '02  -18.68%

The year-to-date return as of March 31, 2005 is 0.62%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 DIVERSIFIED
 INTERNATIONAL ACCOUNT.     21.03        -1.38          7.55              6.72
 MSCI EAFE (Europe,
 Australia, Far East)
 Index - ND ...........     20.25        -1.13          5.62
 Morningstar Foreign
 Large Blend Category
 Average ..............     17.59        -2.93          6.39
 * The Account's SEC effective date was May 2, 1994.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.85
 Other Expenses..................    0.12
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.97


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------
                                                  1     3     5      10
 DIVERSIFIED INTERNATIONAL ACCOUNT             $99   $309  $536  $1,190

GOVERNMENT SECURITIES ACCOUNT
The Account seeks a high level of current income, liquidity and safety of principal.

MAIN STRATEGIES
The Account seeks to achieve its investment objective by investing primarily (at least 80% of its assets) in securities that are issued by the U.S. Government, its agencies or instrumentalities. The Account may invest in mortgage-backed securities representing an interest in a pool of mortgage loans. These securities are rated AAA by Standard & Poor's Corporation or Aaa by Moody's Investor Services, Inc. or, if unrated, determined by the Sub-Advisor, Principal, to be of equivalent quality.

The Account relies on the professional judgment of Principal to make decisions about the Account's portfolio securities. The basic investment philosophy of Principal is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when Principal believes they no longer represent good long-term value.


The Account may also hold cash and cash equivalents. The size of the Account's cash position depends on various factors, including market conditions and purchases and redemptions of Account shares. A large cash position could impact the ability of the Account to achieve its objective but it also would reduce the Account's exposure in the event of a market downturn and provide liquidity to make additional investments or to meet redemptions.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


U.S. GOVERNMENT SECURITIES . U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Account's securities do not affect interest income on securities already held by the Account, but are reflected in the Account's price per share. Since the magnitude of these fluctuations generally is greater at times when the Account's average maturity is longer, under certain market conditions the Account may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.


INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



U.S. GOVERNMENT SPONSORED SECURITIES . The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates and potentially increasing the volatility of the Account.


In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Account to experience a loss of some or all of the premium.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"  19.07
"1996"   3.35
"1997"  10.39
"1998"   8.27
"1999"  -0.29
"2000"  11.40
"2001"   7.61
"2002"   8.80
"2003"   1.84
"2004"   3.56                The Account's highest/lowest quarterly returns
                             during this time period were:
                               HIGHEST Q2 '95   6.17%
                               LOWEST  Q1 '96  -1.90%


The year-to-date return as of March 31, 2005 is -0.59%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 GOVERNMENT SECURITIES
 ACCOUNT ..............
                            3.56          6.59          7.27              7.61
 Lehman Brothers
 Government/Mortgage
 Index.................     4.08          7.30          7.48
 Morningstar
 Intermediate
 Government Category
 Average ..............     3.39          6.31          6.47
 * The Account's SEC effective date was April 9, 1987.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.44
 Other Expenses..................    0.00
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.44


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------
                                             1         3         5        10
 GOVERNMENT SECURITIES
 ACCOUNT                                 $45      $141      $246      $555

GROWTH ACCOUNT
The Account seeks long-term growth of capital through the purchase primarily of common stocks, but the Account may invest in other securities.

MAIN STRATEGIES
The Account invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index (as of March 31, 2005 this range was between approximately $501 million and $380.6 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Sub-Advisor, CCI, uses a bottom-up approach (focusing on individual stock selection rather than forecasting stock market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on fundamental analysis of a company relative to other companies with the focus being on CCI's assessment of current and future sales growth and operating margins. Companies meeting these criteria typically have progressed beyond the development stage and are focused on growing the business. Up to 10% of Account assets may be invested in foreign securities.


CCI places strong emphasis on companies it believes are guided by high quality management teams with a proven ability to execute. In addition, the Account attempts to identify and emphasize those companies that are market leaders possessing the ability to control pricing and margins in their respective industries. CCI constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

CCI became the Sub-Advisor to the Account on January 3, 2005.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"   25.62
"1996"   12.51
"1997"   26.96
"1998"   21.36
"1999"   16.44
"2000"  -10.15
"2001"  -25.50
"2002"  -29.07
"2003"   26.46
"2004"    9.38               The Account's highest/lowest quarterly returns
                             during this time period were:
                               HIGHEST Q4 '98   21.35%
                               LOWEST  Q1 '01  -23.55%

The year-to-date return as of March 31, 2005 is -1.40%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 GROWTH ACCOUNT .......
                            9.38         -8.07          5.23              5.42
 Russell 1000 Growth
 Index.................     6.30         -9.29          9.59
 Morningstar Large
 Growth Category
 Average ..............     7.64         -7.64          9.00
 * The Account's SEC effective date was May 2, 1994.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.60
 Other Expenses..................    0.00
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.60


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------
                                         1     3     5    10
 GROWTH ACCOUNT                       $61   $192  $335  $750

MIDCAP ACCOUNT
The Account seeks to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

MAIN STRATEGIES
The Account invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap Index (as of March 31, 2005, this range was between approximately $501 million and $36.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


Principal considers the quality and price of individual issuers rather than forecasting stock market trends in its selection of individual securities. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Principal's estimation of forward-looking rates of return. Up to 10% of Account assets may be invested in foreign securities.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


MAIN RISKS
The Account is subject to the risk that its principal market segment, medium capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"  29.01
"1996"  21.11
"1997"  22.75
"1998"   3.69
"1999"  13.04
"2000"  14.59
"2001"  -3.71
"2002"  -8.75
"2003"  32.81
"2004"  17.76              The Account's highest/lowest quarterly returns
                           during this time period were:
                               HIGHEST  Q4 '99   23.31%
                               LOWEST   Q3 '98  -20.01%

The year-to-date return as of March 31, 2005 is -1.27%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP ACCOUNT .......
                            17.76         9.51          13.47             14.40
 Russell Midcap Index .     20.22         7.59          14.50
 Morningstar Mid-Cap
 Blend Category Average     16.00         7.18          13.16
 * The Account's SEC effective date was December 18, 1987.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.58
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.59


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------
                                         1     3     5    10
 MIDCAP ACCOUNT                       $60   $189  $329  $738

MONEY MARKET ACCOUNT
The Account has an investment objective of as high a level of current income available from investments in short-term securities as is consistent with preservation of principal and maintenance of liquidity.

MAIN STRATEGIES
The Account invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which the Manager believes present minimal credit risks. At the time the Account purchases each security, it is an "eligible security" as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Account maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Account may sell a security before it matures:
.. to take advantage of market variations;
.. to generate cash to cover sales of Account shares by its shareholders; or .. upon revised credit opinions of the security's issuer.
The sale of a security by the Account before maturity may not be in the best interest of the Account. The sale of portfolio securities is usually a taxable event. The Account does have an ability to borrow money to cover the sale of Account shares.

It is the policy of the Account to be as fully invested as possible to maximize current income. Securities in which the Account invests include:
.. securities issued or guaranteed by the U.S. government, including treasury bills, notes and bonds;
.. securities issued or guaranteed by agencies or instrumentalities of the U.S.
  government. These are backed either by the full faith and credit of the U.S. government or by the credit of the particular agency or instrumentality;
.. bank obligations including:
  . certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or . bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
.. commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;
.. corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Account has 397 days or less remaining to maturity;
.. repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
.. taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Account are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Before the Manager selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.


MAIN RISKS
As with all mutual funds, the value of the Account's assets may rise or fall. Although the Account seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Account. An investment in the Account is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



CREDIT RISK . Credit risk pertains to the issuer's ability to make scheduled principal or interest payments. This may reduce the Account's stream of income and decrease the Account's yield.

INTEREST RATE RISK . The value of the Account's shares is directly impacted by trends in interest rates. If interest rates rise, the value of debt securities generally will fall.


REPURCHASE AGREEMENTS . The Account may invest in repurchase agreements with commercial banks, brokers and dealers considered by the Manager to be creditworthy. Default or insolvency of the other party is a potential risk to the Account.


U.S. GOVERNMENT SPONSORED SECURITIES . The Account may invest in securities issued by government-sponsored enterprises. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


EURODOLLAR AND YANKEE OBLIGATIONS . Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that: a foreign government will not let U.S. dollar-denominated assets leave the country; the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks; and adverse political or economic developments will affect investments in a foreign country.

INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking monthly dividends without incurring much principal risk.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"   5.59
"1996"   5.07
"1997"   5.04
"1998"   5.20
"1999"   4.84
"2000"   6.07
"2001"   3.92
"2002"   1.42
"2003"   0.74
"2004"   0.92
                             TO OBTAIN THE ACCOUNT'S CURRENT YIELD INFORMATION,
                             PLEASE CALL 1-800-247-4123


The year-to-date return as of March 31, 2005 is 0.50%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MONEY MARKET ACCOUNT .
                            0.92          2.59          3.88              3.17
 * The Account's SEC effective date was March 18, 1983.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.48
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.49


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------
                                              1     3     5    10
 MONEY MARKET ACCOUNT                      $50   $157  $274  $616

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES

MARKET VOLATILITY . Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.



INTEREST RATE CHANGES . Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.



CREDIT RISK . Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


A reverse repurchase agreement is a money market transaction in which the Account sells securities it holds - usually government securities - to a broker or bank with an agreement that the Account will repurchase the securities at a set price on a set date in the future. Reverse repurchase agreements allow the Account to maintain exposure to a desired security while generating incremental income for the Account.


REPURCHASE AGREEMENTS AND LOANED SECURITIES
Although not a principal investment strategy, each of the Accounts may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Account sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by an Account collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Account holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Account bears a risk of loss. To minimize such risks, the Account enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

Each of the Accounts may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.



CURRENCY CONTRACTS
The Accounts (except Government Securities) may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging purposes and not as a principal investment strategy. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. An Account will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Account (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If an Account's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Account's investment, these techniques could result in a loss. These techniques may increase the volatility of an Account and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Account to deliver or receive currency.


FORWARD COMMITMENTS
Although not a principal investment strategy, each of the Accounts may enter into forward commitment agreements. These agreements call for the Account to purchase or sell a security on a future date at a fixed price. Each of these Accounts may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
Each of the Accounts (except Government Securities and Money Market) may invest up to 5% of its assets in warrants though none of the Accounts use such investments as a principal investment strategy. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

HIGH YIELD SECURITIES
The Balanced and Bond Accounts may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of an Account to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Account were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, an Account may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which an Account could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Account's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by an Account, the Account may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.

INITIAL PUBLIC OFFERINGS ("IPOS")
Certain of the Funds may invest in IPOs. An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for an Account to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

When an Account's asset base is small, a significant portion of the Account's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Account. As the Account's assets grow, the effect of the Account's investments in IPOs on the Account's performance probably will decline, which could reduce the Account's performance. Because of the price volatility of IPO shares, an Account may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Account's portfolio and lead to increased expenses to the Account, such as commissions and transaction costs. By selling IPO shares, the Account may realize taxable gains it will subsequently distribute to shareholders.


DERIVATIVES
To the extent permitted by its investment objectives and policies, each of the Accounts (except Money Market) may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect an Account from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Accounts may enter into put or call options, future contracts, options on futures contracts and over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps) for both hedging and non-hedging purposes.


Generally, no Account may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Account. The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than an Account's initial investment; and .. the counterparty may fail to perform its obligations.

CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that an Account (except Bond and Money Market) has the right to exchange for equity securities at a specified conversion price. The option allows the Account to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Account may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Account could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Account to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Accounts treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Accounts may invest in convertible securities without regard to their ratings.


FOREIGN INVESTING
As a principal investment strategy, the Diversified International Account may invest Account assets in securities of foreign companies.The other Accounts (except Government Securities and Money Market) may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Account seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Account assets is not invested and earning no return. If an Account is unable to make intended security purchases due to settlement problems, the Account may miss attractive investment opportunities. In addition, an Account may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect an Account's investments in those countries. In addition, an Account may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for an Account. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Account investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Accounts intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which an Account has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of an Account's portfolio. An Account may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


An Account may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.

Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Account to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. An Account could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


PORTFOLIO TURNOVER
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in an Account's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Accounts with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Account) and may have an adverse impact on the Account's performance. No turnover rate can be calculated for the Money Market Account because of the short maturities of the securities in which it invests. Turnover rates for each of the other Accounts may be found in the Account's Financial Highlights table.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


PRICING OF ACCOUNT SHARES


Each Account's shares are bought and sold at the current share price. The share price of each Account is calculated each day the New York Stock Exchange ("NYSE") is open (shares are not priced on the days on which the NYSE is closed for trading). The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


For all Accounts, except the Money Market Account, the share price is calculated by:
.. taking the current market value of the total assets of the Account

.. subtracting liabilities of the Account
.. dividing the remainder by the total number of shares owned by the Account.

The securities of the Money Market Account are valued at amortized cost. The calculation procedure is described in the SAI. The Money Market Account reserves the right to determine a share price more than once each day.


NOTES:

.. If current market values are not readily available for a security owned by an
  Account, its fair value is determined using a policy adopted by the Directors. .. An Account's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of an Account investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

DIVIDENDS AND DISTRIBUTIONS


The issuer of an equity security held by an Account may make a dividend payment. When an Account receives a dividend, it increases the net asset value of a share of the Account.


An Account accrues interest daily on its fixed-income securities in anticipation of an interest payment from the issuer of the security. This accrual increases the net asset value of an Account.


The Money Market Account (or any other Account holding commercial paper) amortizes the discount on commercial paper it owns on a daily basis. This increases the net asset value of the Account.


NOTE: As the net asset value of a share of an Account increases, the unit value of the corresponding division also reflects an increase. The number of units you own in the Account are not increased.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


THE MANAGER
Principal Management Corporation serves as the manager for the Fund. In its handling of the business affairs of the Fund, the Manager provides clerical, recordkeeping and bookkeeping services, and keeps the required financial and accounting records. In addition, the Manager is responsible for the portfolio management function for certain Accounts.

For each Account, the sub-advisor, if any, and the person(s) responsible for day-to-day Account management (the portfolio manager) are shown below. The SAI provides information about the portfolio manager's compensation, other accounts under management, and ownership of securities in the Account.


MANAGER: The Manager is an indirect subsidiary of Principal Financial Services,
         Inc. and has managed mutual funds since 1969. As of December 31, 2004, the mutual funds it manages had assets of approximately $16.6 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-2080.

                                        DAY-TO-DAY
           ACCOUNT                      FUND MANAGEMENT
           -------                      ---------------
           Bond                         William C. Armstrong
                                        Timothy R. Warrick
           Money Market                 Tracy Reeg
                                        Alice Robertson




WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong leads the multi-sector/core portfolio management group for a member company of the Principal Financial Group. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.


There are no disclosable limitations on his role.



TRACY REEG. . Ms. Reeg is a portfolio manager at Principal specializing in the management and research areas for the short-term money market portfolios. She joined the firm in 1993. Ms. Reeg received a Bachelor's degree in Finance from the University of Northern Iowa. She is a member of the Life Office Management Association (LOMA) and is a Fellow of the Life Management Institute (FLMI).



ALICE ROBERTSON . Ms. Robertson is a trader for Principal on the corporate fixed-income trading desk. She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master's degree in Finance and Marketing from DePaul University and her Bachelor's degree in Economics from Northwestern University.



TIMOTHY R. WARRICK, CFA . Mr. Warrick is a co-portfolio manager for a member company of the Principal Financial Group with responsibility for the U.S. multi-sector product with focus on the management of U.S. credit instruments. His prior responsibilities with the firm include portfolio management for multiple asset class portfolios, product development and fixed income credit analyst duties. He joined the Principal Financial Group in 1990. In 1996, Mr. Warrick joined ReliaStar Investment Research, Inc. and was responsible for multiple asset classes, including corporate bonds and leveraged bank loans. He rejoined the Principal Financial Group in 1998 as a portfolio manager. He received an MBA in finance from Drake University and a bachelor's degree in accounting and economics from Simpson College. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research (AIMR).


There are no disclosable limitations on his role.


THE SUB-ADVISORS
The Manager has signed contracts with various Sub-Advisors. Under the Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for a specific Account. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: Columbus Circle Investors ("CCI") is an affiliate of Principal
         Global Investors LLC and a member of the Principal Financial Group. CCI was founded in 1975. Its address is Metro Center, One Station Place, Stamford, CT 06902. As of December 31, 2004, CCI had approximately $3.9 billion in assets under management.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Growth                       Anthony Rizza




ANTHONY RIZZA, CFA . Mr. Rizza, portfolio manager, joined CCI in 1991. He had previously worked with Connecticut National Bank as a Research Officer. He received a BS in Business from the University of Connecticut. Mr. Rizza has earned the right to use the Chartered Financial Analyst designation and is a member of the Hartford Society of Security Analysts.

SUB-ADVISOR: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal has been active in retirement plan investing since 1941 and has sub-advised mutual fund assets since 1969. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. As of December 31, 2004, Principal, together with its affiliated asset management companies, had approximately $137.8 billion in asset under management. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Balanced                     Paul A. Dow
                                        Dirk Laschanzky
           Capital Value                John Pihlblad
           Diversified International    Paul H. Blankenhagen
                                        Juliet Cohn
                                        Christopher Ibach
           Government Securities        Brad Fredericks
                                        Lisa Stange
           MidCap                       K. William Nolin




PAUL H. BLANKENHAGEN, CFA . Mr. Blankenhagen is a portfolio manager at Principal Global Investors. He is responsible for developing portfolio strategy and leading the ongoing management of core international equity portfolios including developed markets portfolios and broad market portfolios. Mr. Blankenhagen is also active in research with an emphasis on the banking and media industries. He joined the firm in 1992 and has been a member of the international equity team since 1995. He was named a portfolio manager in 2000. Mr. Blankenhagen received a Master's degree from Drake University and a Bachelor's degree in Finance from Iowa State University. He holds the Chartered Financial Analyst designation, and is a member of the Association for Investment Management and Research (AIMR) and the Iowa Society of Financial Analysts.


There are no disclosable limitations on his role.



JULIET COHN . Ms. Cohn is a portfolio manager at Principal Global Investors. Prior to joining the firm in 2003, she served as a director and senior portfolio manager at Allianz Dresdner Asset Management, managing both retail and institutional European accounts. Prior to that, she was a fund manager at London firms Capel Cure Myers and Robert Fleming. She earned a bachelor's degree in Mathematics from Trinity College Cambridge England.


There are no disclosable limitations on her role.

PAUL A. DOW, CFA . Mr. Dow is managing director of US equities for Principal Global Investors. He joined the firm in January 2002, with over 28 years of prior experience in institutional asset management, including over 17 years direct experience in the management of institutional equity portfolios. Most recently Mr. Dow spent over a decade with First American Asset Management, and its predecessor Piper Capital Management, where he held various positions including, head of equities, chief investment officer, president and chief executive. He received a Bachelor's degree from Southwest Missouri State University. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research (AIMR).


There are no disclosable limitations on his role.



BRAD FREDERICKS. . Mr. Fredericks' responsibilities include general portfolio overview with specific emphasis on structured securities. He joined the firm in 1998 as a financial accountant and moved to his current position in 2002. Prior to that, Mr. Fredericks was an assistant trader at Norwest Mortgage. He received a bachelor's degree in finance from Iowa State University. Mr. Frederick is a Level I candidate for the CFA program and a Fellow of the Life Management Institute (FLMI).


There are no disclosable limitations on his role.



CHRISTOPHER IBACH, CFA . Mr. Ibach joined Principal in 2000 and is an associate portfolio manager and equity research analyst. He specializes in the analysis of international technology companies and is also responsible for coordinating portfolio rebalancing and the application of Principal's Global Research Platform. Previously, he was with Motorola, Inc. Mr. Ibach earned an MBA in Finance and a Bachelor's degree in Electrical Engineering from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.


There are no disclosable limitations on his role.



DIRK LASCHANZKY, CFA . As a portfolio manager at Principal, Mr. Laschanzky is responsible for asset allocation and provides advice to clients concerning their portfolios across all asset classes. Prior to joining Principal in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services where he managed short-term money market funds and was responsible for American Airlines' pension plan investment management. He also served as a financial analyst for American Airlines. He received an MBA and BA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.


There are no disclosable limitations on his role.



K. WILLIAM NOLIN, CFA . Mr. Nolin has managed the domestic mid-cap equity portfolios since 1999. His expertise is grounded in the telecommunications, media & entertainment, lodging and consumer non-durables sectors. Mr. Nolin joined the Principal Financial Group in 1993 as an investment credit analyst. He earned his MBA from the Yale School of Management and his Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



JOHN PIHLBLAD, CFA . Mr. Pihlblad is director of quantitative portfolio management for Principal. He has over 24 years experience in creating and managing quantitative investment systems. Prior to joining Principal in 2000, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He received his BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.



MARTIN J. SCHAFER . Mr. Schafer is a portfolio manager for Principal specializing in managing mortgage-backed securities and high quality short, intermediate and long duration portfolios. Mr. Schafer joined the firm in 1977. In the early 1980s, he developed the firm's secondary mortgage marketing operation and in 1984, he assumed portfolio management responsibility for its residential mortgage portfolio. He began managing mutual fund assets in 1985 and institutional portfolios in 1992. Mr. Schafer holds a Bachelor's degree in Accounting and Finance from the University of Iowa.

There are no disclosable limitations on his role.



LISA A. STANGE, CFA . Ms. Stange is a portfolio manager and strategist for Principal. She is integrally involved in the formulation of broad investment strategy, quantitative research and product development. She joined the firm in 1989. Ms. Stange received an MBA and a bachelor's degree from the University of Iowa. She holds the Chartered Financial Analyst designation and is a member of the Iowa Society of Financial Analysts and the CFA Institute.


There are no disclosable limitations on her role.


DUTIES OF THE MANAGER AND SUB-ADVISOR
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Account's investment objective and policies. Within the scope of the approved investment program, the Manager or Sub-Advisor advises the Account on its investment policy and determines which securities are bought or sold, and in what amounts.

FEES PAID TO THE MANAGER
The Manager is paid a fee by each Account for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 2004 was:

      Balanced                   0.59%   Government Securities       0.44%
      Bond                       0.46%   Growth                      0.60%
      Capital Value              0.60%   MidCap                      0.58%
      Diversified International  0.85%   Money Market                0.48%


FEES PAID TO THE SUB-ADVISORThe Sub-Advisor fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 2004 was:

      Balanced                   0.10%   Government Securities       0.11%
      Bond                       0.10%   Growth                      0.12%
      Capital Value              0.13%   MidCap                      0.14%
      Diversified International  0.11%   Money Market                0.08%



The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors without obtaining shareholder approval. For any Account that is relying on that order, the Manager may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of these Accounts due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. No Account will rely on the order until it receives approval from its shareholders or, in the case of a new Account, the Account's sole initial shareholder before the Account is available to the public, and the Fund states in its prospectus that it intends to rely on the order.

GENERAL INFORMATION ABOUT AN ACCOUNT


FREQUENT TRADING AND MARKET-TIMING (ABUSIVE TRADING PRACTICES) The Accounts of the Principal Variable Contracts Fund are not designed for frequent trading or market timing activity. The Fund has adopted fair valuation procedures to be used in the case of significant events, including broad market movements, occuring after the close of a foreign market in which securities are traded. The procedures will be followed if the Manager believes the events will impact the value of the foreign securities. These procedures are intended to discourage market timing transactions in shares of the Accounts.


The Accounts do not knowingly accommodate frequent purchases and redemptions "excessive trading" of Fund shares by investors. If you intend to trade frequently and/or use market timing investment strategies, do not purchase these Accounts. The Company does not accommodate market timing.


Excessive trading activites can:
.. Disrupt the management of the Accounts by;
  . forcing the Account to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the Account; and
  . causing unplanned portfolio turnover; . Hurt the portfolio performance of the Account; and . Increase expenses of the Account due to;
  . increased broker-dealer commissions; and . increased recordkeeping and related costs.
If we are not able to identify such excessive trading practices, the Accounts may be negatively impacted and may cause the investors to suffer the harms described..


Certain Accounts may be at greater risk for abusive trading practices. For example, those Accounts that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage. This risk is particularly relevant to the Diversified International, International Emerging Markets and International SmallCap Accounts but does apply to the purchase of foreign securities by any Account.




As the Accounts of the Principal Variable Contracts Fund are only available through variable annuity or variable life contracts, the Principal Variable Contracts Fund must rely on Principal Life (as sponsor of the variable contract) to monitor customer trading activity to identify and take action against excessive trading. There can be no certainty that Principal Life will identify and prevent excessive trading in all instances. When Principal Life identifies excessive trading, Principal Life will act to curtail such trading in a fair and uniform manner.


If Principal Life, or the Principal Variable Contracts Fund, deem excessive trading practices to be occurring, Principal Life will take action that may include, but is not limited to:
.. Rejecting exchange instructions from shareholder or other person authorized by the shareholder to direct exchanges;
.. Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S. mail only and disallowing requests made via the internet, by facsimile, by overnight courier or by telephone;
.. Limiting the dollar amount of an exchange and/or the number of exchanges during a year;
.. Requiring a holding period of a minimum of 30 days before permitting exchanges among the Accounts where there is evidence of at least one round-trip exchange (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption); and
.. Taking such other action as directed by the Principal Variable Contracts Fund.




The Principal Variable Contracts Fund has reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, Principal Life will reverse an exchange (within three business days of the exchange) and return the account holdings to the positions held prior to the exchange. Principal Life will give you notice in writing in this instance.

ELIGIBLE PURCHASERS
Only certain eligible purchasers may buy shares of the Accounts. Eligible purchasers are limited to 1) separate accounts of Principal Life or of other insurance companies, 2) Principal Life or any of its subsidiaries or affiliates,
3) trustees of other managers of any qualified profit sharing, incentive or bonus plan established by Principal Life or any of its subsidiaries or affiliates for employees of such company, subsidiary or affiliate. Such trustees or managers may buy Account shares only in their capacities as trustees or managers and not for their personal accounts. The Board of Directors of the Fund reserves the right to broaden or limit the designation of eligible purchaser.

Each Account serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Principal Life. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Accounts at the same time. Although neither Principal Life nor the Fund currently foresees any such disadvantage, the Fund's Board of Directors monitors events in order to identify any material conflicts between such policy owners and contract holders. Material conflict could result from, for example, 1) changes in state insurance laws, 2) changes in Federal income tax law, 3) changes in the investment management of an Account, or 4) differences in voting instructions between those given by policy owners and those given by contract holders. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Account shares by one or more of the separate accounts which could have adverse consequences.


SHAREHOLDER RIGHTS
The following information applies to each Account of the Principal Variable Contracts Fund, Inc. Each Account share is eligible to vote, either in person or by proxy, at all shareholder meetings for that Account. This includes the right to vote on the election of directors, selection of independent auditors and other matters submitted to meetings of shareholders of the Account. Each share has equal rights with every other share of the Account as to dividends, earnings, voting, assets and redemption. Shares are fully paid, non-assessable and have no preemptive or conversion rights. Shares of an Account are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of the Fund may remove any director with or without cause by the vote of a majority of the votes entitled to be case at a meeting of all Account shareholders.

The bylaws of the Fund provide that the Board of Directors of the Fund may increase or decrease the aggregate number of shares that the Fund has the authority to issue, without a shareholder vote.


The bylaws of the Fund also provide that the Fund does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the Investment Company Act of 1940: election of directors; approval of an investment advisory agreement; ratification of the selection of independent auditors; and approval of the distribution agreement. The Fund intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.


Shareholder inquiries should be directed to: Principal Variable Contracts Fund, Inc., Principal Financial Group, Des Moines, Iowa 50392-2080.


NON-CUMULATIVE VOTING
The Fund's shares have non-cumulative voting rights. This means that the holders of more than 50% of the shares voting for the election of directors of the Fund can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any directors.

Principal Life votes each Account's shares allocated to each of its separate accounts registered under the Investment Company Act of 1940 and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating that separate account. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account's shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Account shares in its own right.


PURCHASE OF ACCOUNT SHARES
Shares are purchased from Princor Financial Services Corporation, the Fund's principal underwriter. There are no sales charges on shares of the Accounts, however, your variable contract may impose a charge. There are no restrictions on amounts to be invested in shares of the Accounts.

Shareholder accounts for each Account are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Account as evidence of ownership of Account shares. Share certificates are not issued.


SALE OF ACCOUNT SHARES
This section applies to eligible purchasers other than the separate accounts of Principal Life and its subsidiaries.

Each Account sells its shares upon request. There is no charge for the sale. A shareholder sends a written request to the Account requesting the sale of any part or all of the shares. The letter must be signed exactly as the account is registered. If payment is to be made to the registered shareholder or joint shareholder, the Account does not require a signature guarantee. If payment is to be made to another party, the shareholder's signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan association, national securities exchange member or brokerage firm. Shares are redeemed at the net asset value per share next computed after the request is received by the Account in proper and complete form.


Sales proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended during any period when 1) trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for other than weekends and holidays, or 2) an emergency exists, as determined by the SEC, as a result of which a) disposal by a fund of securities owned by it is not reasonably practicable, b) it is not reasonably practicable for a fund to fairly determine the value of its net assets, or c) the SEC permits suspension for the protection of security holders.


If payments are delayed and the instruction is not canceled by the shareholder's written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay. The transaction occurs within five days thereafter.


In addition, payments on surrenders attributable to a premium payment made by check may be delayed up to 15 days. This permits payment to be collected on the check.


RESTRICTED TRANSFERS
Shares of each of the Accounts may be transferred to an eligible purchaser. However, if an Account is requested to transfer shares to other than an eligible purchaser, the Account has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Account must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven-day period.

FINANCIAL STATEMENTS
You will receive an annual financial statement for the Fund, audited by the Fund's independent registered public accounting firm, Ernst & Young LLP. That report is a part of this prospectus. You will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from audited financial statements that were audited by Ernst & Young LLP.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2004       2003       2002        2001          2000
                            ----       ----       ----        ----          ----
BALANCED ACCOUNT
----------------
Net Asset Value,
 Beginning of Period..    $13.31     $11.56     $13.73      $15.43        $15.41
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.31       0.27       0.34       0.40/(c)/      0.45
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.00       1.83      (2.11)      (1.42)/(c)/   (0.43)
                            ----       ----      -----       -----         -----
 Total From Investment
            Operations      1.31       2.10      (1.77)      (1.02)         0.02
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.28)     (0.35)     (0.40)      (0.47)           --
 Distributions from
  Realized Gains......        --         --         --       (0.21)           --
   -----                                                     -----
   Total Dividends and
         Distributions     (0.28)     (0.35)     (0.40)      (0.68)           --
   ----                    -----      -----      -----       -----
Net Asset Value, End
 of Period............    $14.34     $13.31     $11.56      $13.73        $15.43
                          ======     ======     ======      ======        ======
Total Return /(a)/ ...     10.05%     18.82%    (13.18)%     (6.96)%        0.13%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $126,548   $124,735   $110,545    $144,214      $167,595
 Ratio of Expenses to
  Average Net Assets..      0.63%      0.65%      0.61%       0.61%         0.60%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      0.63%      0.65%      0.62%         --            --
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.32%      2.23%      2.52%       2.73%/(c)/    2.74%
 Portfolio Turnover
  Rate................     128.3%     114.3%      87.8%      114.3%         62.6%

                            2004       2003       2002        2001          2000
                            ----       ----       ----        ----          ----
BOND ACCOUNT
------------
Net Asset Value,
 Beginning of Period..    $12.31     $12.32     $11.84      $11.78        $10.89
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.51       0.52       0.51       0.56/(c)/      0.85
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.08       0.02       0.54       0.35/(c)/      0.04
                            ----       ----       ----       ----           ----
 Total From Investment
            Operations      0.59       0.54       1.05        0.91          0.89
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.59)     (0.55)     (0.57)      (0.85)           --
   ----                    -----      -----      -----       -----
   Total Dividends and
         Distributions     (0.59)     (0.55)     (0.57)      (0.85)           --
   ----                    -----      -----      -----       -----
Net Asset Value, End
 of Period............    $12.31     $12.31     $12.32      $11.84        $11.78
                          ======     ======     ======      ======        ======
Total Return /(a)/ ...      4.98%      4.59%      9.26%       8.12%         8.17%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $286,684   $263,435   $232,839    $166,658      $116,216
 Ratio of Expenses to
  Average Net Assets..      0.47%      0.47%      0.49%       0.50%         0.51%
 Ratio of Net
  Investment Income to
  Average Net Assets..      4.23%      4.32%      5.02%       5.73%/(c)/    7.47%
 Portfolio Turnover
  Rate................     143.6%      82.1%      63.3%      146.1%         81.5%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without fees paid indirectly.
/(c) /Effective January 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains/losses per share by $.01, and decrease the ratio of net investment income to average net assets by .08%. Financial highlights for prior periods have not been restated to reflect this change in presentation.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2004       2003       2002        2001        2000
                            ----       ----       ----        ----        ----
CAPITAL VALUE ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $29.23     $23.60     $27.78      $30.72      $30.74
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.44       0.38       0.39        0.34        0.50
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      3.17       5.63      (4.18)      (2.80)       0.13
                            ----       ----      -----       -----        ----
 Total From Investment
            Operations      3.61       6.01      (3.79)      (2.46)       0.63
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.45)     (0.38)     (0.39)      (0.34)      (0.50)
 Distributions from
  Realized Gains......        --         --         --       (0.14)      (0.15)
    ----                                                     -----       -----
   Total Dividends and
         Distributions     (0.45)     (0.38)     (0.39)      (0.48)      (0.65)
                           -----      -----      -----       -----       -----
Net Asset Value, End
 of Period............    $32.39     $29.23     $23.60      $27.78      $30.72
                          ======     ======     ======      ======      ======
Total Return /(a)/ ...     12.36%     25.49%    (13.66)%     (8.05)%      2.16%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $265,580   $248,253   $206,541    $254,484    $283,325
 Ratio of Expenses to
  Average Net Assets..      0.60%      0.61%      0.61%       0.61%       0.60%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      0.60%      0.61%      0.61%         --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.47%      1.47%      1.45%       1.20%       1.54%
 Portfolio Turnover
  Rate................     183.3%     125.7%     142.6%       91.7%      141.8%

                            2004       2003       2002        2001        2000
                            ----       ----       ----        ----        ----
GOVERNMENT SECURITIES ACCOUNT
-----------------------------
Net Asset Value,
 Beginning of Period..    $11.77     $12.00     $11.58      $11.43      $10.26
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.44       0.45       0.43        0.51        0.69
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.04)     (0.24)      0.55        0.32        0.48
                           -----      -----       ----        ----        ----
 Total From Investment
            Operations      0.40       0.21       0.98        0.83        1.17
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.53)     (0.44)     (0.52)      (0.68)         --
 Distributions from
  Realized Gains......        --         --      (0.04)         --          --
    ----                                         -----
   Total Dividends and
         Distributions     (0.53)     (0.44)     (0.56)      (0.68)         --
    ----                   -----      -----      -----       -----
Net Asset Value, End
 of Period............    $11.64     $11.77     $12.00      $11.58      $11.43
                          ======     ======     ======      ======      ======
Total Return /(a)/ ...      3.56%      1.84%      8.80%       7.61%      11.40%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $334,034   $368,564   $342,001    $193,254    $127,038
 Ratio of Expenses to
  Average Net Assets..      0.44%      0.44%      0.47%       0.49%       0.51%
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.82%      3.83%      4.87%       5.63%       6.33%
 Portfolio Turnover
  Rate................      67.2%     110.4%      33.8%       45.9%        4.3%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without fees paid indirectly.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2004       2003       2002        2001        2000
                            ----       ----       ----        ----        ----
GROWTH ACCOUNT
--------------
Net Asset Value,
 Beginning of Period..    $10.95      $8.68     $12.24      $16.43      $23.56
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.07       0.03       0.02          --       (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.95       2.26      (3.58)      (4.19)      (2.29)
                            ----       ----      -----       -----       -----
 Total From Investment
            Operations      1.02       2.29      (3.56)      (4.19)      (2.31)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.03)     (0.02)        --          --          --
 Distributions from
  Realized Gains......        --         --         --          --       (4.82)
   -----                                                                 -----
   Total Dividends and
         Distributions     (0.03)     (0.02)        --          --       (4.82)
   ----                    -----      -----                              -----
Net Asset Value, End
 of Period............    $11.94     $10.95      $8.68      $12.24      $16.43
                          ======     ======      =====      ======      ======
Total Return /(a)/ ...      9.38%     26.46%    (29.07)%    (25.50)%    (10.15)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $134,956   $141,107   $124,079    $209,879    $294,762
 Ratio of Expenses to
  Average Net Assets..      0.60%      0.61%      0.61%       0.61%       0.60%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      0.60%      0.61%      0.61%         --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.67%      0.35%      0.18%       0.02%      (0.13)%
 Portfolio Turnover
  Rate................     122.4%      40.8%      27.3%       39.0%       83.5%

                            2004       2003       2002        2001        2000
                            ----       ----       ----        ----        ----
INTERNATIONAL ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $11.48      $8.78     $10.51      $13.90      $15.95
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.17       0.13       0.10        0.09        0.10
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.22       2.67      (1.78)      (3.46)      (1.48)
                            ----       ----      -----       -----       -----
 Total From Investment
            Operations      2.39       2.80      (1.68)      (3.37)      (1.38)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.12)     (0.10)     (0.05)      (0.02)      (0.08)
 Distributions from
  Realized Gains......        --         --         --          --       (0.59)
   ----                                                                  -----
   Total Dividends and
         Distributions     (0.12)     (0.10)     (0.05)      (0.02)      (0.67)
                           -----      -----      -----       -----       -----
Net Asset Value, End
 of Period............    $13.75     $11.48      $8.78      $10.51      $13.90
                          ======     ======      =====      ======      ======
Total Return /(a)/ ...     21.03%     32.33%    (16.07)%    (24.27)%     (8.34)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $226,753   $167,726   $119,222    $145,848    $190,440
 Ratio of Expenses to
  Average Net Assets..      0.96%      0.92%      0.92%       0.92%       0.90%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      0.97%      0.93%      0.93%         --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.39%      1.33%      1.03%       0.78%       0.81%
 Portfolio Turnover
  Rate................     170.1%     111.5%      82.2%       84.3%       99.9%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without fees paid indirectly.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2004       2003       2002        2001        2000
                            ----       ----       ----        ----        ----
MIDCAP ACCOUNT
--------------
Net Asset Value,
 Beginning of Period..    $37.56     $28.54     $32.09      $34.47      $36.90
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.39       0.35       0.30        0.24        0.10
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      6.05       9.01      (3.08)      (1.50)       4.76
                            ----       ----      -----       -----        ----
 Total From Investment
            Operations      6.44       9.36      (2.78)      (1.26)       4.86
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.39)     (0.34)     (0.30)      (0.24)      (0.10)
 Distributions from
  Realized Gains......     (3.98)        --      (0.47)      (0.88)      (7.19)
    ----                   -----                 -----       -----       -----
   Total Dividends and
         Distributions     (4.37)     (0.34)     (0.77)      (1.12)      (7.29)
                           -----      -----      -----       -----       -----
Net Asset Value, End
 of Period............    $39.63     $37.56     $28.54      $32.09      $34.47
                          ======     ======     ======      ======      ======
Total Return /(a)/ ...     17.76%     32.81%     (8.75)%     (3.71)%     14.59%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $395,304   $334,204   $248,986    $278,707    $286,681
 Ratio of Expenses to
  Average Net Assets..      0.59%      0.61%      0.62%       0.62%       0.62%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      0.59%      0.61%      0.62%         --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.02%      1.09%      0.98%       0.77%       0.28%
 Portfolio Turnover
  Rate................      38.9%      44.9%      67.9%       73.6%      139.6%

                            2004       2003       2002        2001        2000
                            ----       ----       ----        ----        ----
MONEY MARKET ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..    $1.000     $1.000     $1.000      $1.000      $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.009      0.007      0.014       0.039       0.059
                           -----      -----      -----       -----       -----
 Total From Investment
            Operations     0.009      0.007      0.014       0.039       0.059
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.009)    (0.007)    (0.014)     (0.039)     (0.059)
                          ------     ------     ------      ------      ------
   Total Dividends and
         Distributions    (0.009)    (0.007)    (0.014)     (0.039)     (0.059)
                          ------     ------     ------      ------      ------
Net Asset Value, End
 of Period............    $1.000     $1.000     $1.000      $1.000      $1.000
                          ======     ======     ======      ======      ======
Total Return /(a)/ ...      0.92%      0.74%      1.42%       3.92%       6.07%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $140,553   $151,545   $201,455    $180,923    $114,710
 Ratio of Expenses to
  Average Net Assets..      0.49%      0.49%      0.49%       0.50%       0.52%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.91%      0.74%      1.40%       3.70%       5.88%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without fees paid indirectly.


                                      128




ADDITIONAL INFORMATION


Additional information about the Fund's (including the Fund's policy regarding the disclosure of portfolio securities) is available in the Statement of Additional Information dated April 29, 2005 and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information and the Fund's annual and semi-annual reports can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. In addition, the Fund's make its SAI and annual and semi-annual reports, free of charge, on http://www.principal.com. To request other information about the Account and to make shareholder inquiries, telephone 1-800-247-4123.


Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


The U.S. government does not insure or guarantee an investment in any of the Accounts. There can be no assurance that the Money Market Account will be able to maintain a stable share price of $1.00 per share.


Shares of the Accounts are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Accounts federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

           Principal Variable Contracts Fund, Inc. SEC File 811-01944

                       SUPPLEMENT DATED NOVEMBER 26, 2005
           TO THE PRINCIPAL VARIABLE CONTRACTS FUND, INC. PROSPECTUS
                              DATED APRIL 29, 2005

(Please note that not all of these Accounts are offered in all variable annuity and variable life contracts.)



LIMITED TERM BOND ACCOUNT
Effective November 21, 2005, all references to the "Limited Term Bond Account" are replaced with "Short-Term Bond Account." This reflects a change to the name of the Account which was approved by the Board of Directors.

LARGECAP STOCK INDEX ACCOUNT
Effective September 26, 2005, Mariateresa Monaco has joined the individual currently responsible for the day-to-day management of the LargeCap Stock Index Account


The portfolio managers for these funds operate as a team, sharing equal authority and responsibility for research and the day-to-day management of the portfolios.



MARIATERESA MONACO . Ms. Monaco is an associate portfolio manager at Principal. Joining Principal in 2005, she works with the asset allocation and indexed funds. Most recently, she was a quantitative equity analyst at Fidelity Management in Boston. During her 10-year career with Fidelity, she co-managed a family of institutional equity funds with $2 billion in assets. Ms. Monaco earned an MBA from the Sloan School of Management at the Massachusetts Institute of Technology and a Master's degree in Electrical Engineering from Northeastern University. She also earned a Master's degree in Electrical Engineering from Politecnico di Torino, Italy, and a diploma in Piano from the Conservatorio di Torino, Italy.


SMALLCAP VALUE ACCOUNT
Effective September 1, 2005, Mellon Equity Associates, LLP ("Mellon Equity") became an additional sub-advisor to the Account.

The description of the SmallCap Value Account is hereby replaced with the following:

SMALLCAP VALUE ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
The Account invests primarily in a diversified group of equity securities of small U.S. companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000/(R)/ Value Index (as of September 30, 2005, this range was between approximately $2 million and $3.7 billion)) at the time of purchase. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of such companies. Emphasis is given to those companies that exhibit value characteristics. Value securities generally have above average dividend yield and below average price to earnings (P/E) ratios. Up to 25% of the Account's assets may be invested in foreign securities.

The Sub-Advisor, Morgan, uses quantitative and fundamental research, systematic stock valuation and a disciplined portfolio construction process. It seeks to enhance returns and reduce the volatility in the value of the Account relative to that of the U.S. small company value universe, represented by the Russell 2000/(R)/ Value Index. Morgan continuously screens the small company universe to identify for further analysis those companies that exhibit favorable factor rankings. Such factors include Morgan's dividend discount model rankings, price-to-cashflow, earnings revisions, as well as positive price momentum. Morgan ranks these companies within economic sectors according to their relative attractiveness. Morgan then selects for purchase the companies it feels to be most attractive within each economic sector.

Under normal market conditions, the portion of the Account sub-advised by Morgan will have sector weightings comparable to that of the U.S. small company value universe though it may under or over-weight selected economic sectors. In addition, as a company moves out of the market capitalization range of the small company universe, it generally becomes a candidate for sale.


Morgan may also purchase securities issued as part of, or during a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition.


In selecting investments for the Account, the Sub-Advisor, Mellon Equity, uses a disciplined investment process that combines fundamental analysis and risk management with a multi-factor model that searches for undervalued stocks. A common definition of an undervalued stock is one selling at a low price relative to its profits and prospective earnings growth. The stock evaluation process uses several different characteristics, including changes in earnings estimates and change in price-to-earnings ratios, in an attempt to identify value among individual stocks.


Rather than using broad economic or market trends, Mellon Equity selects stocks on a company by company basis. To ensure ample diversification, the portion of the Account's assets managed by Mellon Equity are allocated among industries and economic sectors in similar proportions to those of the Index. The portfolio is generally kept broadly diversified in an attempt to capture opportunities that may be realized quickly during periods of above-average market volatility. By maintaining such a diversified stance, stock selection drives performance.


Since the Account has a long-term investment perspective, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading.


MAIN RISKS
The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. If the investor sells Account shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth and willing to accept volatile fluctuations in the value of their investment. The Account is not designed for investors seeking income or conservation of capital.

                                       2
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.



                                 ACCOUNTS OF THE FUND
                                 --------------------
          ASSET ALLOCATION ACCOUNT              LARGECAP GROWTH EQUITY ACCOUNT
          BALANCED ACCOUNT                      LARGECAP STOCK INDEX ACCOUNT
          BOND ACCOUNT                          LARGECAP VALUE ACCOUNT
          CAPITAL VALUE ACCOUNT                 LIMITED TERM BOND ACCOUNT
          DIVERSIFIED INTERNATIONAL ACCOUNT     MIDCAP ACCOUNT
           (previously International Account)   MIDCAP GROWTH ACCOUNT
          EQUITY GROWTH ACCOUNT                 MIDCAP VALUE ACCOUNT
          EQUITY INCOME ACCOUNT                 MONEY MARKET ACCOUNT
          GOVERNMENT SECURITIES ACCOUNT         REAL ESTATE SECURITIES ACCOUNT
          GROWTH ACCOUNT                        SMALLCAP ACCOUNT
          INTERNATIONAL EMERGING MARKETS        SMALLCAP GROWTH ACCOUNT
          ACCOUNT
          INTERNATIONAL SMALLCAP ACCOUNT        SMALLCAP VALUE ACCOUNT
          LARGECAP BLEND ACCOUNT





This Prospectus describes a mutual fund organized by Principal Life Insurance Company/(R)/ ("Principal Life"). The Fund provides a choice of investment objectives through the Accounts listed above.





                 The date of this Prospectus is April 29, 2005.

This is a blank page

                               TABLE OF CONTENTS

ACCOUNT DESCRIPTIONS
  Asset Allocation Account..............................................6

  Balanced Account......................................................9

  Bond Account..........................................................12

  Capital Value Account.................................................15

  Diversified International (f/k/a International) Account...............17

  Equity Growth Account.................................................20

  Equity Income Account.................................................23

  Government Securities Account.........................................26

  Growth Account........................................................28

  International Emerging Markets Account................................30

  International SmallCap Account........................................32

  LargeCap Blend Account................................................34

  LargeCap Growth Equity Account ........................................37

  LargeCap Stock Index Account..........................................39

  LargeCap Value Account................................................41

  Limited Term Bond Account .............................................43

  MidCap Account........................................................46

  MidCap Growth Account.................................................49

  MidCap Value Account..................................................52

  Money Market Account..................................................54

  Real Estate Securities Account........................................58

  SmallCap Account......................................................60

  SmallCap Growth Account...............................................62

  SmallCap Value Account................................................65


CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS.........................68

PRICING OF ACCOUNT SHARES...............................................73

DIVIDENDS AND DISTRIBUTIONS.............................................73

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE..........................74
  The Manager...........................................................74

  The Sub-Advisors......................................................75

  Duties of the Manager and Sub-Advisors................................84

  Fees Paid to the Manager..............................................84


GENERAL INFORMATION ABOUT AN ACCOUNT....................................86
  Frequent Trading and Market-Timing (Abusive Trading Practices)........87

  Eligible Purchasers...................................................87

  Shareholder Rights....................................................87

  Non-Cumulative Voting.................................................88

  Purchase of Account Shares............................................88

  Sale of Account Shares................................................88

  Restricted Transfers..................................................88

  Financial Statements..................................................88


FINANCIAL HIGHLIGHTS....................................................88

ADDITIONAL INFORMATION..................................................101

ACCOUNT DESCRIPTIONS


The Principal Variable Contracts Fund (the "Fund") is made up of Accounts. Each Account has its own investment objective. Principal Management Corporation*, the "Manager" of the Fund, has selected a Sub-Advisor for certain Accounts based on the Sub-Advisor's experience with the investment strategy for which it was selected. The Manager seeks to provide a wide range of investment approaches through the Fund.


The Sub-Advisors are:
.. AllianceBernstein Investment Research and Management ("Bernstein")
.. American Century Investment Management, Inc. ("American Century")
.. Columbus Circle Investors ("CCI")
.. Emerald Advisers, Inc. ("Emerald")
.. Grantham, Mayo, Van Otterloo & Co. LLC ("GMO")
.. J.P. Morgan Investment Management Inc. ("Morgan")
.. Mellon Equity Associates, LLP ("Mellon Equity")
.. Morgan Stanley Investment Management Inc. ("MSIM Inc.")
.. Neuberger Berman Management Inc. ("Neuberger Berman")
.. Principal Global Investors, LLC ("Principal")*
.. T. Rowe Price Associates, Inc. ("T. Rowe Price")
.. UBS Global Asset Management (Americas) Inc. ("UBS Global AM")
  * CCI, Principal, Principal Management Corporation, Princor Financial Services Corporation ("Princor") and Principal Life are members of the Principal Financial Group/(R)/.


In the description for each Account, there is important information about the
Account's:


MAIN STRATEGIES AND RISKS
These sections summarize how each Account intends to achieve its investment objective. The Account's primary investment strategy (including the type or types of securities in which the Account invests) is discussed. In addition, there is a discussion of any policy of the Account to concentrate in securities of issuers in a particular industry or group of industries.

A description of the main risks is included with the discussion of each Account. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


Each Account is designed to be a portion of an investor's portfolio. None of the Accounts is intended to be a complete investment program. You should consider the risks of each Account before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS
A bar chart and a table are included with each Account that has annual returns for a full calendar year. They show the Account's annual returns and its long-term performance. The chart shows how the Account's performance has varied from year-to-year. The table compares the Account's performance over time to that of:
.. a broad-based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

An Account's past performance is not necessarily an indication of how the Account will perform in the future.


Call the Principal Variable Contracts Fund at 1-800-247-4123 to get the current 7-day yield for the Money Market
Account.

FEES AND EXPENSES
The annual operating expenses for each Account are deducted from that Account's assets (stated as a percentage of Account assets) and are shown as of the end of the most recent fiscal year. An Account's operating expenses are shown with each Account. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing." The fees and expenses shown do not include the effect of any separate account expenses or other contract level expenses. If such charges were included, overall expenses would be higher and would lower performance.

The examples are intended to help you compare the cost of investing in a particular Account with the cost of investing in other mutual funds. The examples assume you invest $10,000 in an Account for the time periods indicated. The examples also assume that your investment has a 5% total return each year and that the Account's operating expenses are the same as the expenses shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown.


NOTES:

.. No salesperson, dealer or other person is authorized to give information or make representations about an Account other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Variable Contracts Fund, an Account, the Manager or any Sub-Advisor.
.. Investments in these Accounts are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ASSET ALLOCATION ACCOUNT
The Account seeks to generate a total investment return consistent with preservation of capital.

MAIN STRATEGIES
The Account invests in a portfolio of securities that is broadly diversified by asset class, global region, country, economic sector, and currency. The Portfolio Manager makes the Account's broad asset allocation decisions and delegates responsibility for selection specific individual securities to the internal, active management teams of the Sub-Advisor, MSIM Inc.

In deciding how to allocate the Account's assets, MSIM Inc. assesses three sets of factors:
.. the relative value of the stock, bond and money markets in the various regions, countries and economic sectors;
.. the long-term dynamic forces that are driving economies, economic sectors, and companies; and
.. the short-term technical forces that are affecting market pricing.
Factors evaluated include growth rates in gross domestic product, inflation and corporation earnings, labor market conditions, interest rate levels, sales growth, return on equity, dividend yields, price to book ratios and currency valuations.

From time-to-time, MSIM Inc. changes the Account's allocation of assets in various ways, including by asset class, by global region, by country, by economic sector and by currency, in order to keep the portfolio in alignment with global investment outlook.


Allocation among asset classes is designed to lessen overall investment risk by diversifying the Account's assets among different types of investments in different markets. MSIM Inc. reallocates among asset classes and eliminates asset classes for a period of time, when in its judgement the shift offers better prospects of achieving the investment objective of the Account. Under normal market conditions, abrupt reallocations among asset classes will not occur.


MSIM Inc. does not allocate a specific percentage of the Account's assets to a class. Over time, it expects the asset mix to be within the following ranges:
.. 25% to 75% in equity securities;
.. 20% to 60% in fixed-income securities; and .. 0% to 40% in money market instruments.
The Account may invest up to 100% of its assets in foreign securities.

Allowable instruments include individual securities (stocks (without regard to the market capitalization of the issuing company) and bonds), equity and interest rate futures, currency forward contracts, futures contracts, Exchange Traded Funds, fixed-income TRAINS and listed options. The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition. MSIM Inc. may utilize currency contracts, currency or index futures or other derivatives for hedging or other purposes, including modifying the Account's exposure to various currency, equity or fixed-income market.

MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.

CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS).



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



HEDGING STRATEGIES . Use of forward foreign currency exchange contracts, currency or index futures or other derivatives involves risks. The contracts may increase the Account's volatility and, thus, could involve a significant risk. If the Sub-Advisor's predictions are inaccurate, the averse consequences to the Account (e.g., a reduction in the Account's net asset value) may leave the Account in a worse position than if these strategies were not used.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.



U.S. GOVERNMENT SPONSORED SECURITIES . The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs and may have an adverse impact on the Account's performance.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking a moderate risk approach towards long-term growth. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"  20.66
"1996"  12.92
"1997"  18.19
"1998"  9.18
"1999"  19.49
"2000"  1.61
"2001"  -3.92
"2002"  -12.94
"2003"  21.61
"2004"  8.49            The Account's highest/lowest quarterly returns
                        during this time period were:
                               HIGHEST Q2 '03  12.11%
                               LOWEST  Q3 '02  -12.41%

The year-to-date return as of March 31, 2005 is -1.99%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 ASSET ALLOCATION
 ACCOUNT ..............
                             8.49         2.32           8.95             8.49
 S&P 500 Index ........     10.87        -2.30          12.07
 Lehman Brothers
 Aggregate Bond Index .      4.34         7.71           7.72
 MSCI EAFE (Europe,
 Australia, Far East)
 Index - ND ...........     20.25        -1.13           5.62
 Morningstar Moderate
 Allocation Category
 Average ..............      8.62         2.17           9.24
 * The Account's SEC effective date was June 1, 1994.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.80
 Other Expenses..................    0.04
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.84


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------
                                                1     3     5      10
 ASSET ALLOCATION
 ACCOUNT                                     $86   $268  $466  $1,037

BALANCED ACCOUNT
The Account seeks to generate a total return consisting of current income and capital appreciation.

MAIN STRATEGIES
The Account seeks growth of capital and current income by investing primarily in common stocks and corporate bonds. It may also invest in other equity securities, government bonds and notes (obligations of the U.S. government or its agencies or instrumentalities) and cash. Though the percentages in each category are not fixed, common stocks generally represent 40% to 70% of the Account's assets. The remainder of the Account's assets is invested in bonds and cash.

In making its selection of common stocks, the Sub-Advisor, Principal, looks for companies that have predictable earnings and which, based on growth prospects, it believes are undervalued in the marketplace. Principal buys stocks with the objective of long-term capital appreciation. From time to time, Principal purchases stocks with the expectation of price appreciation over the short-term. In response to changes in economic conditions, Principal may change the make-up of the portfolio and emphasize different market sectors by buying and selling the portfolio's stocks. The Account may invest up to 10% of its assets in securities of foreign companies.


Fixed-income securities are purchased to generate income and for capital appreciation purposes when Principal thinks that declining interest rates may increase market value. Deep discount bonds (those which sell at a substantial discount from their face amount) are also purchased to generate capital appreciation. The Account may invest in bonds with speculative characteristics but does not intend to invest more than 10% of its assets in securities rated below BBB by Standard & Poor's Rating Service or Baa by Moody's Investors Service, Inc. Fixed-income securities that are not investment grade are commonly referred to as "junk bonds" or high yield securities.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as "junk bonds" or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS)



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



U.S. GOVERNMENT SPONSORED SECURITIES . The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Account.


Because the Account invests in both stocks and bonds, the Account may under perform stock funds when stocks are in favor and under perform bond funds when bonds are in favor. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking current income as well as long-term growth of capital.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"  24.58
"1996"  13.13
"1997"  17.93
"1998"  11.91
"1999"   2.40
"2000"   0.13
"2001"  -6.96
"2002" -13.18
"2003"  18.82
"2004"  10.05
                              The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q2 '03  9.82%
                               LOWEST  Q3 '02  -9.61%

The year-to-date return as of March 31, 2005 is -0.72%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 BALANCED ACCOUNT .....
                            10.05         1.13           7.25             8.53
 60% S&P 500 Index/40%
 Lehman Brothers
 Aggregate Bond
 Index.................      8.32         1.97          10.65
 Morningstar Moderate
 Allocation Category
 Average ..............      8.62         2.17           9.24
 * The Account's SEC effective date was December 18, 1987.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.59
 Other Expenses..................    0.04
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.63


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                          1     3     5    10
 BALANCED ACCOUNT                      $64   $202  $351  $786

BOND ACCOUNT
The Account seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

MAIN STRATEGIES
Under normal circumstances, the Account invests at least 80% of its assets in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"). The Account considers the term "bond" to mean any debt security. Under normal circumstances, the Account invests in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;
.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody's or, if not rated, in the opinion of the Manager of comparable quality; and
.. securities issued or guaranteed by the governments of Canada (provincial or federal government) or the United Kingdom payable in U.S. dollars.

The rest of the Account's assets may be invested in:
.. preferred and common stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
.. securities rated less than the four highest grades of S&P or Moody's (i.e.
  less than investment grade (commonly known as "junk bonds")) but not lower than CCC- (S&P) or Caa (Moody's).
Under unusual market or economic conditions, the Account may invest up to 100% of its assets in cash and cash equivalents.

The Account may actively trade securities in an attempt to achieve its investment objective.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


MUNICIPAL SECURITIES . Principal and interest payments of municipal securities may not be guaranteed by the issuing body and may be payable only from monies derived from a particular source. If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and may be temporarily affected by large purchases and sales, including those of the Account. General conditions in the financial markets and the size of a particular offering may also negatively affect the returns of a municipal security.



MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Account.



U.S. GOVERNMENT SPONSORED SECURITIES . The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


PORTFOLIO DURATION. . The average portfolio duration of the Account normally varies within a three- to six-year time frame based on the Manager's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Account is three years, a change of 1% in the market's yield results in a change of approximately 3% in the value of the Account's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration .




INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS).



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs and may have an adverse impact on the Account's performance. The portfolio turnover rate for the Account for the twelve month period ended December 31, 2004 was 143.6%.


As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"  22.17
"1996"   2.36
"1997"  10.60
"1998"   7.69
"1999"  -2.59
"2000"   8.17
"2001"   8.12
"2002"   9.26
"2003"   4.59
"2004"   4.98             The Account's highest/lowest quarterly returns
                          during this time period were:
                               HIGHEST  Q2 '95  8.25%
                               LOWEST   Q1 '96 -3.24%

The year-to-date return as of March 31, 2005 is -0.48%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 BOND ACCOUNT .........
                            4.98          7.01          7.37              8.00
 Lehman Brothers
 Aggregate Bond Index .     4.34          7.71          7.72
 Morningstar
 Intermediate-Term Bond
 Category Average......     3.81          6.83          6.92
 * The Account's SEC effective date was December 18, 1987.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.46
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.47


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------
                                            1     3     5    10
 BOND ACCOUNT                            $48   $151  $263  $591

CAPITAL VALUE ACCOUNT
The Account seeks to provide long-term capital appreciation and secondarily growth of investment income.

MAIN STRATEGIES
The Account invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index (as of March 31, 2005 this range was between approximately $511 million and $389.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 20% of Account assets may be invested in foreign securities.

The Account invests in stocks that, in the opinion of the Sub-Advisor, Principal, are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Account are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on four key elements:
.. determination that a stock is selling below its fair market value;
.. early recognition of changes in a company's underlying fundamentals;
.. evaluation of the sustainability of fundamental changes; and .. by monitoring a stock's behavior in the market, evaluation of the timeliness of the investment.

Principal focuses on its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weights of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark. The Account may actively trade securities in an attempt to achieve its investment objective.


MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs and may have an adverse impact on the Account's performance. The portfolio turnover rate for the Account for the twelve month period ended December 31, 2004 was 183.3%.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"  31.91
"1996"  23.50
"1997"  28.53
"1998"  13.58
"1999"  -4.29
"2000"   2.16
"2001"  -8.05
"2002" -13.66
"2003"  25.49
"2004"  12.36             The Account's highest/lowest quarterly returns
                        during this time period were:
                               HIGHEST Q2 '03  15.52%
                               LOWEST  Q3 '02  -15.10%


The year-to-date return as of March 31, 2005 is 0.44%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 CAPITAL VALUE ACCOUNT
                            12.36         2.72          10.04             12.07
 Russell 1000 Value
 Index.................     16.49         5.27          13.83
 Morningstar Large
 Value Category Average     12.91         4.35          11.35
 * The Account's SEC effective date was May 13, 1970.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.60
 Other Expenses..................    0.00
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.60


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------
                                               1     3     5    10
 CAPITAL VALUE ACCOUNT                      $61   $192  $335  $750

DIVERSIFIED INTERNATIONAL ACCOUNT (PREVIOUSLY INTERNATIONAL ACCOUNT)
The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

MAIN STRATEGIES
The Account invests in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Account invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Account has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However, under normal market conditions, the Account intends to have at least 80% of its assets invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Account does not intend to invest in equity securities of U.S. companies.


Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia (Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.


In choosing investments for the Account, the Sub-Advisor, Principal, pays particular attention to the long-term earnings prospects of the various companies under consideration. Principal then weighs those prospects relative to the price of the security. Principal invests in securities of companies without regard to the company's market capitalization. (Market capitalization is defined as total current market value of a company's outstanding common stock.)


The Account may actively trade securities in an attempt to achieve its investment objective.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same rage of opportunities as more developed countries companies in more developed countries.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs and may have an adverse impact on the Account's performance.The portfolio turnover rate for the Account for the twelve month period ended December 31, 2004 was 170.1%.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"   14.17
"1996"   25.09
"1997"   12.24
"1998"    9.98
"1999"   25.93
"2000"   -8.34
"2001"  -24.27
"2002"  -16.07
"2003"   32.33
"2004"   21.03           The Account's highest/lowest quarterly returns
                         during this time period were:
                               HIGHEST Q2 '03   17.25%
                               LOWEST  Q3 '02  -18.68%

The year-to-date return as of March 31, 2005 is 0.62%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 DIVERSIFIED
 INTERNATIONAL ACCOUNT.     21.03        -1.38          7.55              6.72
 MSCI EAFE (Europe,
 Australia, Far East)
 Index - ND ...........     20.25        -1.13          5.62
 Morningstar Foreign
 Large Blend Category
 Average ..............     17.59        -2.93          6.39
 * The Account's SEC effective date was May 2, 1994.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.85
 Other Expenses..................    0.12
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.97


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------
                                                  1     3     5      10
 DIVERSIFIED INTERNATIONAL ACCOUNT             $99   $309  $536  $1,190

EQUITY GROWTH ACCOUNT
The Account seeks to provide long-term capital appreciation by investing primarily in equity securities.

MAIN STRATEGIES
The Account seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that exhibit strong growth and free cash flow potential. These companies are generally characterized as "growth" companies. Under normal market conditions, the Account invests at least 80% of its net assets in equity securities of companies with market capitalizations within the range of companies in the Russell 1000 Growth Index (as of March 31, 2005, this range was between approximately $501 million and $380.6 billion) at the time of purchase. The Account's investments in foreign companies will be limited to 25% of its total assets. The Account may also purchase futures and options, in keeping with Account objectives.

The Sub-Advisor, T. Rowe Price, generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.


In pursuing its investment objective, the Sub-Advisor has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Sub-Advisor believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


The Account may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities. The Account may actively trade securities in an attempt to achieve its investment objective.


Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing fund overall exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices, and foreign currencies.


MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is affected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more vulnerable than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the

Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Investments in futures and options, if any, are subject to additional volatility and potential losses.



HEDGING STRATEGIES . The Account may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Account may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Account. However, the Account's performance could be worse than if the Account had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Account total return; and the potential loss from the use of futures can exceed a Account's initial investment in such contracts.



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs and may have an adverse impact on the Account's performance.The portfolio turnover rate for the Account for the twelve month period ended December 31, 2004 was 147.7%.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

T. Rowe Price became the Sub-Advisor to the Account on August 24, 2004.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"   44.19
"1996"   28.05
"1997"   30.86
"1998"   18.95
"1999"   39.50
"2000"  -11.71
"2001"  -14.86
"2002"  -27.72
"2003"   25.95
"2004"    9.33         The Account's highest/lowest quarterly returns
                       during this time period were:
                               HIGHEST Q4 '98  22.68%
                               LOWEST  Q1 '01 -18.25%

The year-to-date return as of March 31, 2005 is -6.68%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 EQUITY GROWTH ACCOUNT
                            9.33         -5.64          11.61             11.21
 Russell 1000 Growth
 Index.................     6.30         -9.29           9.59
 Morningstar Large
 Growth Category
 Average ..............     7.64         -7.64           9.00
 * The Account's SEC effective date was June 1, 1994.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.76
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.77


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------
                                               1     3     5    10
 EQUITY GROWTH ACCOUNT                      $79   $246  $428  $954

EQUITY INCOME ACCOUNT
The Account seeks to achieve high current income and long-term growth of income and capital.

MAIN STRATEGIES
The Account seeks to achieve its objective by investing primarily in equity securities (such as common stocks), preferred securities, shares of real estate investment trusts (REITs) and convertible securities. In selecting securities, the Sub-Advisor, Principal, places an emphasis on securities with potentially high dividend yields. Under normal market conditions, the Account invests at least 80% of its assets in equity securities. In addition, under normal market conditions, at least 25% of the assets of the Account are invested in securities of companies in the utilities industry with no policy to concentrate its assets in any segment of the utilities industry. The Account may invest up to 20% of its assets in securities of foreign companies.

When determining how to invest the Account's assets in equity securities, Principal seeks stocks that it believes are undervalued in the marketplace at the time of purchase. Securities for the Account are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on:
.. the determination that a stock is selling below its fair market value;
.. an early recognition of changes in a company's underlying fundamentals;
.. an evaluation of the sustainability of fundamental changes; and .. monitoring a stock's behavior in the market.

In selecting preferred securities for the Account, Principal focuses on the financial services industry (i.e., banking, insurance and commercial finance). For a security to be considered for the Account, Principal will assess the credit risk within the context of the yield available on the preferred security. The sub-advisor also may consider whether the companies' securities have a favorable income-paying history and whether income payments are expected to continue to increase.

REITs are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. In selecting REITs for the Account, Principal focuses on equity REITs which primarily own property and generate revenue from rental income. Principal seeks to diversify the Account's REIT holdings by property types (e.g. apartment REITs, mall REITs, office and industrial REITs).

MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



INTEREST RATE CHANGES . Changes in interest rates may adversely affect the value of an investor's securities. When interest rates rise, the value of preferred securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of preferred securities. Some investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.



PREPAYMENT OR CALL RISK . Some investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.

SECTOR RISK . Because the Account invests at least 25% of its assets in utility securities, the Account is also subject to sector risk; that is, the possibility that the utilities sector may under perform other sectors or the market as a whole. As Principal allocates more of the Account's portfolio holdings to the utilities sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector. The share price of the Account may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



EQUITY REITS . Equity REITs are affected by the changes in the value of the properties owned by the trust. In addition, they:
.. may not be diversified with regard to the types of tenants (thus subject to business developments of the tenant(s));
.. may not be diversified with regard to the geographic locations of the properties (thus subject to regional economic developments); and .. are subject to cash flow dependency of its tenants.

The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the

Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account may be an appropriate investment for investors who seek dividends to generate income or to be reinvested for growth and accept fluctuations in the value of investments.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999"    2.29
"2000"   19.18
"2001"  -27.70
"2002"  -12.61
"2003"   13.83
"2004"   17.60        The Account's highest/lowest quarterly returns
                      during this time period were:
                            HIGHEST Q3 '00  18.18%
                            LOWEST  Q3 '01 -16.65%

The year-to-date return as of March 31, 2005 is -1.00%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                                      PAST 1 YEAR           PAST 5 YEARS           PAST 10 YEARS             LIFE OF ACCOUNT*
 EQUITY INCOME ACCOUNT .........
                                         17.60                   0.16                    N/A                       2.64
 Russell 1000 Value Index/(1)/ .         16.49                   5.27                  13.83
 Lehman Brothers Aggregate Bond
 Index..........................          4.34                   7.71                   7.72
 S&P 500 Index .................         10.87                  -2.30                  12.07
 Morningstar Moderate Allocation
 Category Average...............          8.62                   2.17                   9.24
 * The Account's SEC effective date was May 1, 1998.
 (1)
  The index against which the Account measures its performance is now the Russell 1000 Value Index. The Manager, the sub-adviser and the portfolio manager believe this index is the single most representative measure of the Account's performance given that the fund invests a larger proportion of its assets in equity securities of the type included in this index than in any other type of security. The previous index, a 50/ 50 blend of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index, is less appropriate because the Account invests no more than 20 percent of its assets in fixed income securities and because the
  Account's equity securities have a greater value orientation than represented by the S&P 500 Index.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.60
 Other Expenses..................    0.02
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.62


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------
                                               1     3     5    10
 EQUITY INCOME ACCOUNT                      $63   $199  $346  $774

GOVERNMENT SECURITIES ACCOUNT
The Account seeks a high level of current income, liquidity and safety of principal.

MAIN STRATEGIES
The Account seeks to achieve its investment objective by investing primarily (at least 80% of its assets) in securities that are issued by the U.S. Government, its agencies or instrumentalities. The Account may invest in mortgage-backed securities representing an interest in a pool of mortgage loans. These securities are rated AAA by Standard & Poor's Corporation or Aaa by Moody's Investor Services, Inc. or, if unrated, determined by the Sub-Advisor, Principal, to be of equivalent quality.

The Account relies on the professional judgment of Principal to make decisions about the Account's portfolio securities. The basic investment philosophy of Principal is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when Principal believes they no longer represent good long-term value.


The Account may also hold cash and cash equivalents. The size of the Account's cash position depends on various factors, including market conditions and purchases and redemptions of Account shares. A large cash position could impact the ability of the Account to achieve its objective but it also would reduce the Account's exposure in the event of a market downturn and provide liquidity to make additional investments or to meet redemptions.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


U.S. GOVERNMENT SECURITIES . U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Account's securities do not affect interest income on securities already held by the Account, but are reflected in the Account's price per share. Since the magnitude of these fluctuations generally is greater at times when the Account's average maturity is longer, under certain market conditions the Account may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.


INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



U.S. GOVERNMENT SPONSORED SECURITIES . The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates and potentially increasing the volatility of the Account.


In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Account to experience a loss of some or all of the premium.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"  19.07
"1996"   3.35
"1997"  10.39
"1998"   8.27
"1999"  -0.29
"2000"  11.40
"2001"   7.61
"2002"   8.80
"2003"   1.84
"2004"   3.56       The Account's highest/lowest quarterly returns
                    during this time period were:
                          HIGHEST Q2 '95   6.17%
                          LOWEST  Q1 '96  -1.90%

The year-to-date return as of March 31, 2005 is -0.59%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 GOVERNMENT SECURITIES
 ACCOUNT ..............
                            3.56          6.59          7.27              7.61
 Lehman Brothers
 Government/Mortgage
 Index.................     4.08          7.30          7.48
 Morningstar
 Intermediate
 Government Category
 Average ..............     3.39          6.31          6.47
 * The Account's SEC effective date was April 9, 1987.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.44
 Other Expenses..................    0.00
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.44


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------
                                             1         3         5        10
 GOVERNMENT SECURITIES
 ACCOUNT                                 $45      $141      $246      $555

GROWTH ACCOUNT
The Account seeks long-term growth of capital through the purchase primarily of common stocks, but the Account may invest in other securities.

MAIN STRATEGIES
The Account invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index (as of March 31, 2005 this range was between approximately $501 million and $380.6 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Sub-Advisor, CCI, uses a bottom-up approach (focusing on individual stock selection rather than forecasting stock market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on fundamental analysis of a company relative to other companies with the focus being on CCI's assessment of current and future sales growth and operating margins. Companies meeting these criteria typically have progressed beyond the development stage and are focused on growing the business. Up to 10% of Account assets may be invested in foreign securities.


CCI places strong emphasis on companies it believes are guided by high quality management teams with a proven ability to execute. In addition, the Account attempts to identify and emphasize those companies that are market leaders possessing the ability to control pricing and margins in their respective industries. CCI constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

CCI became the Sub-Advisor to the Account on January 3, 2005.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"   25.62
"1996"   12.51
"1997"   26.96
"1998"   21.36
"1999"   16.44
"2000"  -10.15
"2001"  -25.50
"2002"  -29.07
"2003"   26.46
"2004"    9.38          The Account's highest/lowest quarterly returns
                        during this time period were:
                               HIGHEST Q4 '98  21.35%
                               LOWEST  Q1 '01 -23.55%

The year-to-date return as of March 31, 2005 is -1.40%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 GROWTH ACCOUNT .......
                            9.38         -8.07          5.23              5.42
 Russell 1000 Growth
 Index.................     6.30         -9.29          9.59
 Morningstar Large
 Growth Category
 Average ..............     7.64         -7.64          9.00
 * The Account's SEC effective date was May 2, 1994.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.60
 Other Expenses..................    0.00
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.60


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------
                                         1     3     5    10
 GROWTH ACCOUNT                       $61   $192  $335  $750

INTERNATIONAL EMERGING MARKETS ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of issuers in emerging market countries.

MAIN STRATEGIES
The Account seeks to achieve its objective by investing in common stocks of companies in emerging market countries. For this Account, the term "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World Bank) and the International Financial Corporation). These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. Principal, the Sub-Advisor, focuses on those emerging market countries that it believes have strongly developing economies and markets which are becoming more sophisticated.

Under normal conditions, at least 80% of the Account's assets are invested in emerging market country equity securities. The Account invests in securities of:
.. companies with their principal place of business or principal office in emerging market countries;
.. companies for which the principal securities trading market is an emerging market country; or
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced in emerging market countries or sales made in emerging market countries.

MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



EMERGING MARKET COUNTRIES . Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.

INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital in securities of emerging market countries who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2001"  -4.24
"2002"  -7.63
"2003"  57.20
"2004"  24.89            The Account's highest/lowest quarterly returns
                         during this time period were:
                             HIGHEST Q4 '01  26.63%
                             LOWEST  Q3 '01 -23.90%

The year-to-date return as of March 31, 2005 is 1.60%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 INTERNATIONAL EMERGING
 MARKETS ACCOUNT.......     24.89          N/A           N/A              12.38
 MSCI Emerging Markets
 Free Index - ID ......     22.45         2.09          0.98
 Morningstar
 Diversified Emerging
 Markets Category
 Average ..............     23.75         4.29          4.71
 * The Account's SEC effective date was October 24, 2000.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    1.25
 Other Expenses..................    0.30
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.55


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------
                                              1     3     5      10
 INTERNATIONAL EMERGING MARKETS ACCOUNT    $158  $490  $845  $1,845

INTERNATIONAL SMALLCAP ACCOUNT
The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

MAIN STRATEGIES
The Account invests primarily in equity securities of non-U.S. companies with comparatively smaller market capitalizations. Under normal market conditions, the Account invests at least 80% of its assets in securities of companies similar in size to companies included in the Citigroup Extended Market Index
(EMI) World ex US (as of March 31, 2005 this range was between approximately $13 million and $15.1 billion). Market capitalization is defined as total current market value of a company's outstanding common stock.

The Account invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Sub-Advisor, Principal, diversifies the Account's investments geographically. There is no limitation on the percentage of assets that may be invested in one country or denominated in any one currency. However, under normal market circumstances, the Account intends to invest at least 65% of its assets in securities of companies of at least three countries.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.

INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital in smaller companies outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999"   93.81
"2000"  -11.50
"2001"  -21.85
"2002"  -16.20
"2003"   54.15
"2004"   30.20        The Account's highest/lowest quarterly returns
                      during this time period were:
                             HIGHEST  Q4 '99   36.59%
                             LOWEST   Q3 '01  -21.49%


The year-to-date return as of March 31, 2005 is 3.41%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 INTERNATIONAL SMALLCAP
 ACCOUNT ..............
                            30.20         3.07            N/A             11.13
 Citigroup Extended
 Market Index (EMI)
 World ex US ..........     28.76         6.76           6.98
 Morningstar Foreign
 Small/Mid Growth
 Category Average......     23.97        -0.32          12.55
 * The Account's SEC effective date was May 1, 1998.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    1.20
 Other Expenses..................    0.11
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.31


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 INTERNATIONAL SMALLCAP
 ACCOUNT                                 $133  $415  $718  $1,579

LARGECAP BLEND ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
The Account pursues its investment objective by investing primarily in equity securities of U.S. companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations within the range of companies in the S&P 500 Index (as of March 31, 2005 this range was between approximately $566 million and $382.2 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The market capitalization of companies in the Account's portfolio and the S&P 500 Index will change over time, and the Account will not automatically sell or cease to purchase a stock of a company it already owns just because the company's market capitalization grows or falls outside of the index range.


The Account's Sub-Advisor, T. Rowe Price, uses a disciplined portfolio construction process whereby it weights each sector approximately the same as the Standard & Poor's 500 Stock Index ("S&P 500 Index"). Individual holdings within each sector, and their weights within the portfolio, can vary substantially from the S&P 500 Index.


A team of equity analysts is directly responsible for selecting stocks for the Account. Analysts select stocks from the industries they cover based on rigorous fundamental analysis that assesses the quality of the business franchise, earnings growth potential for the company, and stock valuation. The Account seeks to take full advantage of the analysts' focused expertise in their industries. A team of portfolio managers supervises the analysts and has the responsibility for the overall structure of the Account and coordinating Account investments. They also oversee the quantitative analysis that helps the analysts manage their industry-specific portfolios.


Companies with similar characteristics may be grouped together in broad categories called sectors. In determining the amount to invest in a security, T. Rowe Price limits the Account's exposure to each business sector that comprises the S&P 500 Index.


In pursuing its investment objective, the Account's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


The Account will generally remain fully invested (less than 5% cash reserves) and will be sector neutral when compared to the S&P 500 Index. While the majority of assets will be invested in large-capitalization U.S. common stocks, small- and mid-capitalization and foreign stocks (up to 25% of total assets) may also be purchased in keeping with Account objectives. Futures and options may be employed from time to time to manage flows of cash into and out of the Account. Securities may be sold for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.


MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.

GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more vulnerable than non-growth stocks to market changes.



VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



SECTOR RISK . The Sub-Advisor may group companies with similar characteristics into broad categories called sectors. Therefore, the Account is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As the Sub-Advisor allocates more of the Account's portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term. Investments in futures and options, if any, are subject to additional volatility and potential losses.



HEDGING STRATEGIES . The Account may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Account may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Account. However, the Account's performance could be worse than if the Account had not used such instruments if the Sub-Advisor's judgment proves incorrect.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in an aggressively managed portfolio of common stocks, but who prefer investing in larger, established companies.

T. Rowe Price became the Sub-Advisor to the Account effective March 9, 2004.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2003"23.76
"2004"10.36
                        The Account's highest/lowest quarterly returns
                        during this time period were:
                               HIGHEST Q2 '03   14.07%
                               LOWEST  Q3 '02  -15.51%


The year-to-date return as of March 31, 2005 is -2.28%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP BLEND ACCOUNT     10.36          N/A            N/A             5.53
 S&P 500 Index ........     10.87        -2.30          12.07
 Morningstar Large
 Blend Category Average      9.96        -1.77          10.42
 * The Account's SEC effective date was May 1, 2002.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees..................  0.75
 Other Expenses...................  0.03
                                    ----
  TOTAL ACCOUNT OPERATING EXPENSES  0.78


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------
                                            1     3     5    10
 LARGECAP BLEND ACCOUNT                  $80   $249  $433  $966

LARGECAP GROWTH EQUITY ACCOUNT
The Account seeks to achieve long-term growth of capital.

MAIN STRATEGIES
The Account invests primarily in common stock of U.S. companies, with a focus on growth stocks. Growth stocks are issues (or securities) that the Sub-Advisor, GMO, believes are fast-growing and whose earnings are believed to likely increase over time. Growth in earnings may lead to an increase in the price of the stock. The Sub-Advisor invests mainly in large companies, although investments can be made in companies of any size.

Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with large market capitalizations. The Account typically makes equity investments in companies chosen from among the 1,000 U.S. exchange-listed companies with the largest market capitalization. Market capitalization is defined as total current market value of a company's outstanding common stock. In addition, the Account may invest up to 25% of its assets in foreign securities, including American Depository Receipts (ADRs), at the time of purchase.


When deciding whether to buy or sell stocks for the Account, GMO considers, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends.


In addition to the main investment strategies described above, GMO may make other investments, such as investments in preferred stocks, convertible securities and debt instruments. These investments may be subject to other risks as described later in this prospectus and/or the Statement of Additional Information.


MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



INTEREST RATE CHANGES . Changes in interest rates may adversely affect the value of an investor's securities. When interest rates rise, the value of preferred securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of preferred securities. Some investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the

Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.

INVESTOR PROFILE
The Account may be an appropriate investment for investors who are seeking long-term growth and are willing to accept the potential for short-term, volatile fluctuations in the value of their investment. This Account is designed as a long-term investment with growth potential.

GMO became the Sub-Advisor to the Account on March 31, 2004.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2001"  -30.08
"2002"  -33.27
"2003"   23.14
"2004"    3.16           The Account's highest/lowest quarterly returns
                         during this time period were:
                            HIGHEST Q4 '01  12.16%
                            LOWEST  Q3 '01 -21.14%

The year-to-date return as of March 31, 2005 is -1.30%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP GROWTH EQUITY
 ACCOUNT ..............
                            3.16           N/A           N/A             -16.88
 Russell 1000 Growth
 Index.................     6.30         -9.29          9.59
 Morningstar Large
 Growth Category
 Average ..............     7.64         -7.64          9.00
 * The Account's SEC effective date was October 24, 2000.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    1.00
 Other Expenses..................    0.05
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.05


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                        1     3     5      10
 LARGECAP GROWTH EQUITY ACCOUNT      $107  $334  $579  $1,283

LARGECAP STOCK INDEX ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's ("S&P") 500 Index. The Sub-Advisor, Principal, attempts to mirror the investment performance of the Index by allocating the Account's assets in approximately the same weightings as the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. As of March 31, 2005, the market capitalization range of the Index was between approximately $566 million and $382.2 billion. Over the long-term, Principal seeks a very close correlation between performance of the Account, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Account uses an indexing strategy and is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Account uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, Principal focuses on tracking the S&P 500. Principal may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.


The correlation between Account and Index performance may be affected by the Account's expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Account shares. The Account may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.

Because of the difficulty and expense of executing relatively small stock trades, the Account may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Account's portfolio may be weighted differently from the S&P 500, particularly if the Account has a small level of assets to invest. In addition, the Account's ability to match the performance of the S&P 500 is affected to some degree by the size and timing of cash flows into and out of the Account. The Account is managed to attempt to minimize such effects.

Principal reserves the right to omit or remove any of the S&P 500 stocks from the Account if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Account if extraordinary events or financial conditions lead Principal to believe that it should not be a part of the Account's assets.

MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.

VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive, rather than active, management style.

NOTE: "Standard & Poor's 500"and "S&P 500/(R)/" are trademarks of The
     McGraw-Hill Companies, Inc. and have been licensed by the Manager. The Account is not sponsored, endorsed, sold or promoted by Standard and Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Account.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2000"   -9.67
"2001"  -12.10
"2002"  -22.44
"2003"   28.32
"2004"   10.39              The Account's highest/lowest quarterly returns
                            during this time period were:
                               HIGHEST Q2 '03  15.28%
                               LOWEST  Q3 '02  -17.27%

The year-to-date return as of March 31, 2005 is -2.26%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP STOCK INDEX
 ACCOUNT ..............
                            10.39        -2.69            N/A             -0.90
 S&P 500 Index ........     10.87        -2.30          12.07
 Morningstar Large
 Blend Category Average      9.96        -1.77          10.42
 * The Account's SEC effective date was May 3, 1999.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.35
 Other Expenses..................    0.02
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.37


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------
                                            1     3     5    10
 LARGECAP STOCK INDEX
 ACCOUNT                                 $38   $119  $208  $468

LARGECAP VALUE ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
The Account invests primarily in undervalued equity securities of companies among the 750 largest by market capitalization that the Sub-Advisor, Bernstein, believes offer above-average potential for growth in future earnings. Under normal market conditions, the Account generally invests at least 80% of its assets in companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index (as of March 31, 2005, this range was between approximately $511 million and $389.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

Bernstein employs an investment strategy, generally described as "value" investing, that involves seeking securities that:
.. exhibit low financial ratios (particularly stock price-to-book value
  (liquidation value), but also stock price-to-earnings and stock price-to-cash flow);
.. can be acquired for less than what Bernstein believes is the issuer's intrinsic value; or
.. whose price appears attractive relative to the value of the dividends expected to be paid by the issuer in the future.

Value oriented investing entails a strong "sell discipline" in that it generally requires the sale of securities that have reached their intrinsic value or a target financial ratio. Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to Bernstein to have strong potential for capital appreciation or securities of "special situation" companies. A special situation company is one that Bernstein believes has potential for significant future earnings growth but has not performed well in the recent past. These situations include companies with management changes, corporate or asset restructuring or significantly undervalued assets. For Bernstein, identifying special situation companies and establishing an issuer's intrinsic value involves fundamental research about such companies and issuers.


MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but prefer investing in companies that appear to be considered undervalued relative to similar companies.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2003"   28.05
"2004"   13.09
                         The Account's highest/lowest quarterly returns
                         during this time period were:
                               HIGHEST Q2 '03  16.19%
                               LOWEST  Q3 '02  -18.55%


The year-to-date return as of March 31, 2005 is -0.58%.

AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP VALUE ACCOUNT     13.09          N/A            N/A             8.46
 Russell 1000 Value
 Index.................     16.49         5.27          13.83
 Morningstar Large
 Value Category Average     12.91         4.35          11.35
 * The Account's SEC effective date was May 1, 2002.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................   0.75
 Other Expenses..................   0.01
                                    ----
  TOTAL ACCOUNT OPERATING EXPENSES  0.76


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------
                                            1     3     5    10
 LARGECAP VALUE ACCOUNT                  $78   $243  $422  $942

LIMITED TERM BOND ACCOUNT
The Account seeks to provide current income.

MAIN STRATEGIES
The Account invests primarily in high quality, short-term fixed-income securities. The Account considers the term "bond" to mean any debt security. Under normal circumstances, it invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. debt securities of U.S. issuers rated in the three highest grades by Standard
  & Poor's Rating Service or Moody's Investors Service, Inc. or, if unrated, in the opinion of the Sub-Advisor, Principal, of comparable quality; and
.. mortgage-backed securities representing an interest in a pool of mortgage loans.

The rest of the Account's assets may be invested in a variety of financial instruments, including securities in the fourth highest rating category or their equivalent. Securities in the fourth highest category are "investment grade." While they are considered to have adequate capacity to pay interest and repay principal, they do have speculative characteristics. Changes in economic and other conditions are more likely to affect the ability of the issuer to make principal and interest payments than is the case with issuers of higher rated securities.


Under normal circumstances, the Account maintains a dollar-weighted average maturity of not more than five years. In determining the average maturity of the Account's assets, the maturity date of callable or prepayable securities may be adjusted to reflect Principal's judgment regarding the likelihood of the security being called or prepaid.


Under unusual market or economic conditions, the Account may invest up to 100% of its assets in cash and cash equivalents.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



PORTFOLIO DURATION. . The average portfolio duration of the Account normally is less than three years and is based on Principal's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Account is three years, a change of 1% in the market's yield results in a change of approximately 3% in the value of the Account's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration.



U.S. GOVERNMENT SPONSORED SECURITIES . The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.

MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Account.



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs and may have an adverse impact on the Account's performance.The portfolio turnover rate for the Account for the twelve month period ended December 31, 2004 was 34.5%.


As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2004"1.30

                     The Account's highest/lowest quarterly returns
                     during this time period were:
                               HIGHEST Q1 '04  1.50%
                               LOWEST  Q2 '04  -1.58%


The year-to-date return as of March 31, 2005 is -0.41%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LIMITED TERM BOND
 ACCOUNT...............     1.30           N/A           N/A              1.25
 Lehman Brothers Mutual
 Fund 1-5 Gov't/Credit
 Index.................     1.85          6.21          6.51
 Morningstar Short-Term
 Bond Category Average      1.60          4.91          5.52
 * The Account's SEC effective date was May 1, 2003.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees..................  0.50
 Other Expenses...................  0.03
                                    ----
  TOTAL ACCOUNT OPERATING EXPENSES  0.53


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------
                                            1     3     5    10
 LIMITED TERM BOND
 ACCOUNT                                 $54   $170  $296  $665

MIDCAP ACCOUNT
The Account seeks to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

MAIN STRATEGIES
The Account invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap Index (as of March 31, 2005, this range was between approximately $501 million and $36.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


Principal considers the quality and price of individual issuers rather than forecasting stock market trends in its selection of individual securities. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Principal's estimation of forward-looking rates of return. Up to 10% of Account assets may be invested in foreign securities.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


MAIN RISKS
The Account is subject to the risk that its principal market segment, medium capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"  29.01
"1996"  21.11
"1997"  22.75
"1998"   3.69
"1999"  13.04
"2000"  14.59
"2001"  -3.71
"2002"  -8.75
"2003"  32.81
"2004"  17.76              The Account's highest/lowest quarterly returns
                         during this time period were:
                               HIGHESTQ4 '9923.31%
                               LOWEST Q3 '98-20.01%

The year-to-date return as of March 31, 2005 is -1.27%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP ACCOUNT .......
                            17.76         9.51          13.47             14.40
 Russell Midcap Index .     20.22         7.59          14.50
 Morningstar Mid-Cap
 Blend Category Average     16.00         7.18          13.16
 * The Account's SEC effective date was December 18, 1987.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.58
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.59


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------
                                         1     3     5    10
 MIDCAP ACCOUNT                       $60   $189  $329  $738

MIDCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap Growth Index (as of March 31, 2005, this range was between approximately $501 million and $36.9 billion)) at the time of purchase. In the view of the Sub-Advisor, Mellon Equity, many medium-sized companies:
.. are in fast growing industries;
.. offer superior earnings growth potential; and .. are characterized by strong balance sheets and high returns on equity.
The Account may also hold investments in large and small capitalization companies, including emerging and cyclical growth companies. The Account may invest up to 10% of its net assets in securities of foreign companies, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Mellon Equity uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings momentum measures and higher expected earnings per share growth.


The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings "buy," "sell" or "hold." The decision to buy, sell or hold is made by Mellon Equity based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security. In addition, Mellon Equity manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry.


The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



EMERGING MARKET COUNTRIES . Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth and willing to accept the potential for short-term fluctuations in the value of their investments.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999"   10.67
"2000"    8.10
"2001"  -16.92
"2002"  -26.27
"2003"   40.58
"2004"   11.82              The Account's highest/lowest quarterly returns
                            during this time period were:
                                 HIGHESTQ4 '0124.12%
                                 LOWEST Q3 '01-25.25%

The year-to-date return as of March 31, 2005 is -1.52%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP GROWTH ACCOUNT
                            11.82         0.81            N/A             1.62
 Russell Midcap Growth
 Index.................     15.48        -3.36          11.23
 Morningstar Mid-Cap
 Growth Category
 Average ..............     12.93        -3.42          10.25
 * The Account's SEC effective date was May 1, 1998.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.90
 Other Expenses..................    0.02
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.92


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------
                                               1     3     5      10
 MIDCAP GROWTH ACCOUNT                      $94   $293  $509  $1,131

MIDCAP VALUE ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of companies with value characteristics and market capitalizations.

MAIN STRATEGIES
The Account invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap Value Index (as of March 31, 2005, this range was between approximately $596 million and $36.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Companies may range from the well-established and well known to the new and unseasoned. The Account may invest up to 10% of its assets in securities of foreign companies.

The stocks are selected using a value oriented investment approach by Neuberger Berman, the Sub-Advisor. Neuberger Berman identifies value stocks in several ways. Factors it considers in identifying value stocks may include:
.. strong fundamentals, such as a company's financial, operational and competitive positions;
.. consistent cash flow; and
.. a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value.


The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



MEDIUM CAPITALIZATIONS . Companies with medium capitalizations may have a limited operating history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2000"  31.03
"2001"  -2.58
"2002"  -9.96
"2003"  36.49
"2004"  22.67              The Account's highest/lowest quarterly returns
                           during this time period were:
                                 HIGHESTQ4 '9923.54%
                                 LOWEST  Q3 '02  -14.54%

The year-to-date return as of March 31, 2005 is 0.54%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP VALUE ACCOUNT .
                            22.67        13.99            N/A             14.20
 Russell Midcap Value
 Index.................     23.71        13.48          15.72
 Morningstar Mid-Cap
 Value Category Average     17.90        11.41          13.40
 * The Account's SEC effective date was May 3, 1999.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    1.05
 Other Expenses..................    0.03
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.08


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------
                                              1     3     5      10
 MIDCAP VALUE ACCOUNT                      $110  $343  $595  $1,317

MONEY MARKET ACCOUNT
The Account has an investment objective of as high a level of current income available from investments in short-term securities as is consistent with preservation of principal and maintenance of liquidity.

MAIN STRATEGIES
The Account invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which the Manager believes present minimal credit risks. At the time the Account purchases each security, it is an "eligible security" as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Account maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Account may sell a security before it matures:
.. to take advantage of market variations;
.. to generate cash to cover sales of Account shares by its shareholders; or .. upon revised credit opinions of the security's issuer.
The sale of a security by the Account before maturity may not be in the best interest of the Account. The sale of portfolio securities is usually a taxable event. The Account does have an ability to borrow money to cover the sale of Account shares.

It is the policy of the Account to be as fully invested as possible to maximize current income. Securities in which the Account invests include:
.. securities issued or guaranteed by the U.S. government, including treasury bills, notes and bonds;
.. securities issued or guaranteed by agencies or instrumentalities of the U.S.
  government. These are backed either by the full faith and credit of the U.S. government or by the credit of the particular agency or instrumentality;
.. bank obligations including:
  . certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or . bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
.. commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;
.. corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Account has 397 days or less remaining to maturity;
.. repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
.. taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Account are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Before the Manager selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.


MAIN RISKS
As with all mutual funds, the value of the Account's assets may rise or fall. Although the Account seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Account. An investment in the Account is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



CREDIT RISK . Credit risk pertains to the issuer's ability to make scheduled principal or interest payments. This may reduce the Account's stream of income and decrease the Account's yield.

INTEREST RATE RISK . The value of the Account's shares is directly impacted by trends in interest rates. If interest rates rise, the value of debt securities generally will fall.


REPURCHASE AGREEMENTS . The Account may invest in repurchase agreements with commercial banks, brokers and dealers considered by the Manager to be creditworthy. Default or insolvency of the other party is a potential risk to the Account.


U.S. GOVERNMENT SPONSORED SECURITIES . The Account may invest in securities issued by government-sponsored enterprises. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


EURODOLLAR AND YANKEE OBLIGATIONS . Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that: a foreign government will not let U.S. dollar-denominated assets leave the country; the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks; and adverse political or economic developments will affect investments in a foreign country.

INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking monthly dividends without incurring much principal risk.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"  5.59
"1996"  5.07
"1997"  5.04
"1998"  5.20
"1999"  4.84
"2000"  6.07
"2001"  3.92
"2002"  1.42
"2003"  0.74
"2004"  0.92
                             TO OBTAIN THE ACCOUNT'S CURRENT YIELD INFORMATION,
                             PLEASE CALL 1-800-247-4123

The year-to-date return as of March 31, 2005 is 0.50%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MONEY MARKET ACCOUNT .
                            0.92          2.59          3.88              3.17
 * The Account's SEC effective date was March 18, 1983.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.48
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.49


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------
                                              1     3     5    10
 MONEY MARKET ACCOUNT                      $50   $157  $274  $616

REAL ESTATE SECURITIES ACCOUNT
The Account seeks to generate a total return by investing primarily in equity securities of companies principally engaged in the real estate industry.

MAIN STRATEGIES
Under normal market conditions, the Account invests at least 80% of its net assets in equity securities of companies principally engaged in the real estate industry. For purposes of the Account's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies.

Real estate investment trusts ("REITs") are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs are characterized as:
.. equity REITs, which primarily own property and generate revenue from rental income;
.. mortgage REITs, which invest in real estate mortgages; and .. hybrid REITs, which combine the characteristics of both equity and mortgage
  REITs.
In selecting securities for the Account, the Manager focuses on equity REITs.

The Account may invest up to 25% of its assets in securities of foreign real estate companies.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


SECTOR RISK . Because the Account invests at least 80% of its net assets in securities of companies principally engaged in the real estate industry, the Account is also subject to sector risk; that is, the possibility that the real estate sector may underperform other sectors or the market as a whole. As more of the Account's portfolio holdings to the real estate sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector. The share price of the Account may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries.

Securities of real estate companies are subject to securities market risks as well as risks similar to those of direct ownership of real estate. These include:
.. declines in the value of real estate
.. risks related to general and local economic conditions
.. dependency on management skills
.. heavy cash flow dependency
.. possible lack of available mortgage funds
.. overbuilding
.. extended vacancies in properties
.. increases in property taxes and operating expenses
.. changes in zoning laws
.. expenses incurred in the cleanup of environmental problems
.. casualty or condemnation losses
.. changes in interest rates

In addition to the risks listed above, equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:
.. may not be diversified with regard to the types of tenants (thus subject to business developments of the tenant(s));
.. may not be diversified with regard to the geographic locations of the properties (thus subject to regional economic developments); and .. are subject to cash flow dependency of its tenants.


FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


INVESTOR PROFILE
The Account may be an appropriate investment for investors who seek a total return, want to invest in companies engaged in the real estate industry and accept the potential for volatile fluctuations in the value of investments.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999"  -4.48
"2000"  30.97
"2001"   8.75
"2002"   7.72
"2003"  38.91
"2004"   34.53              The Account's highest/lowest quarterly returns
                            during this time period were:
                                 HIGHEST Q4 '04  17.84%
                                 LOWEST Q3 '99-8.40%


The year-to-date return as of March 31, 2005 is -6.97%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 REAL ESTATE SECURITIES
 ACCOUNT ..............
                            34.53        23.45            N/A             15.13
 Morgan Stanley REIT
 Index.................     31.49        21.67          14.42
 Morningstar Specialty
 - Real Estate Category
 Average ..............     31.88        21.36          15.10
 * The Account's SEC effective date was May 1, 1998.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.90
 Other Expenses..................    0.00
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.90


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------
                                                1     3     5      10
 REAL ESTATE SECURITIES ACCOUNT              $92   $287  $498  $1,108

SMALLCAP ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of companies with comparatively small market capitalizations.

MAIN STRATEGIES
The Account invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Index (as of March 31, 2005, this range was between approximately $27 million and $6.5 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 20% of its assets in securities of foreign companies.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. Selection is based on fundamental analysis of the company relative to other companies with the focus being on Principal's estimation of forward-looking rates of return.


Principal may purchase securities issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition.


MAIN RISKS
The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999"   43.58
"2000"  -11.73
"2001"    2.55
"2002"  -27.33
"2003"   36.82
"2004"   19.82           The Account's highest/lowest quarterly returns
                         during this time period were:
                                 HIGHESTQ2 '9926.75%
                                 LOWEST Q3 '01-25.61%

The year-to-date return as of March 31, 2005 is -2.70%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 SMALLCAP ACCOUNT .....
                            19.82         1.52            N/A             3.16
 Russell 2000 Index ...     18.33         6.61          11.54
 Morningstar Small
 Blend Category Average     18.86        11.84          13.10
 * The Account's SEC effective date was May 1, 1998.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.85
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.86


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------
                                          1     3     5      10
 SMALLCAP ACCOUNT                      $88   $274  $477  $1,061

SMALLCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

The Manager has selected UBS Global AM and Emerald as Sub-Advisors to the
Account.


MAIN STRATEGIES
The Account pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index at the time of purchase (as of March 31, 2005, this range was between approximately $27 million and $6.5 billion)). Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

UBS Global AM seeks to invest in companies that possess dominant market positions or franchises, a major technical edge, or a unique competitive advantage. To this end, UBS Global AM considers earnings revision trends, positive stock price momentum and strong fundamentals when selecting securities. The Account may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.


Utilizing fundamental analysis, Emerald seeks to invest in the common stock of companies with distinct competitive advantages, strong management teams, leadership positions, high revenue and earnings growth rates versus peers, differentiated growth drivers and limited sell-side research.


The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


The Manager may, from time-to-time, reallocate Account assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of Account assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times reallocations may occur by transferring assets in cash or in kind among Sub-Advisors.


MAIN RISKS
The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



SECTOR RISK . UBS Global AM may group companies with similar characteristics into broad categories called sectors. Therefore, the Account is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As UBS Global AM allocates more of the Account's portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.

INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

UBS Global AM became the Sub-Advisor to the Account on October 1, 2002. On August 24, 2004, Emerald also became Sub-Advisor to the Account.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999"   95.69
"2000"  -13.91
"2001"  -32.01
"2002"  -45.85
"2003"   45.64
"2004"   11.24               The Account's highest/lowest quarterly returns
                             during this
                                time period were:
                                 HIGHEST Q4 '99  59.52%
                                 LOWEST  Q3 '01 -37.66%

The year-to-date return as of March 31, 2005 is -4.30%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 SMALLCAP GROWTH
 ACCOUNT ..............
                            11.24        -12.48           N/A             0.51
 Russell 2000 Growth
 Index.................     14.31         -3.57          7.12
 Morningstar Small
 Growth Category
 Average ..............     12.09         -0.55         10.24
 * The Account's SEC effective date was May 1, 1998.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    1.00
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.01


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 SMALLCAP GROWTH
 ACCOUNT                                 $103  $322  $558  $1,236

SMALLCAP VALUE ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
The Account invests primarily in a diversified group of equity securities of small U.S. companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index (as of March 31, 2005, this range was between approximately $41 million and $2.8 billion)) at the time of purchase. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of such companies. Emphasis is given to those companies that exhibit value characteristics. Value securities generally have above average dividend yield and below average price to earnings (P/E) ratios. Up to 10%% of the Account's assets may be invested in foreign securities.

The Sub-Advisor, Morgan, uses quantitative and fundamental research, systematic stock valuation and a disciplined portfolio construction process. It seeks to enhance returns and reduce the volatility in the value of the Account relative to that of the U.S. small company value universe, represented by the Russell 2000/(R)/ Value Index. Morgan continuously screens the small company universe to identify for further analysis those companies that exhibit favorable factor rankings. Such factors include Morgan's dividend discount model rankings, price-to-cashflow, earnings revisions, as well as positive price momentum. Morgan ranks these companies within economic sectors according to their relative attractiveness. Morgan then selects for purchase the companies it feels to be most attractive within each economic sector.


Under normal market conditions, the Account will have sector weightings comparable to that of the U.S. small company value universe though it may under or over-weight selected economic sectors. In addition, as a company moves out of the market capitalization range of the small company universe, it generally becomes a candidate for sale by the Account.


The Account may also purchase securities issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition.


Since the Account has a long-term investment perspective, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading.


MAIN RISKS
The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth and willing to accept volatile fluctuations in the value of their investment. The Account is not designed for investors seeking income or conservation of capital.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999"  21.45
"2000"  23.87
"2001"   6.25
"2002"  -8.86
"2003"  50.61
"2004"  23.08               The Account's highest/lowest quarterly returns
                            during this time period were:
                                 HIGHEST Q2 '03   23.76%
                                 LOWEST  Q3 '98  -19.14%

The year-to-date return as of March 31, 2005 is -3.68%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 SMALLCAP VALUE ACCOUNT     23.08        17.33            N/A             13.26
 Russell 2000 Value
 Index.................     22.25        17.23          15.17
 Morningstar Small
 Value Category Average     20.58        15.81          15.01
 * The Account's SEC effective date was May 1, 1998.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    1.10
 Other Expenses..................    0.03
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.13


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------
                                                1     3     5      10
 SMALLCAP VALUE ACCOUNT                      $115  $359  $622  $1,375

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES

MARKET VOLATILITY . Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.



INTEREST RATE CHANGES . Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.



CREDIT RISK . Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


A reverse repurchase agreement is a money market transaction in which the Account sells securities it holds - usually government securities - to a broker or bank with an agreement that the Account will repurchase the securities at a set price on a set date in the future. Reverse repurchase agreements allow the Account to maintain exposure to a desired securities while generating incremental income for the Account.



REPURCHASE AGREEMENTS AND LOANED SECURITIES
Although not a principal investment strategy, each of the Accounts may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Account sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by an Account collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Account holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Account bears a risk of loss. To minimize such risks, the Account enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

Each of the Accounts may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.



CURRENCY CONTRACTS
The Asset Allocation and Equity Growth Accounts may enter into currency contracts, currency futures contracts and options, and options on currencies for hedging and other purposes.The Accounts (except Government Securities) may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging purposes and not as a principal investment strategy. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. An

Account will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Account (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If an Account's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Account's investment, these techniques could result in a loss. These techniques may increase the volatility of an Account and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Account to deliver or receive currency.


FORWARD COMMITMENTS
Although not a principal investment strategy, each of the Accounts may enter into forward commitment agreements. These agreements call for the Account to purchase or sell a security on a future date at a fixed price. Each of these Accounts may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
Each of the Accounts (except Government Securities and Money Market) may invest up to 5% of its assets in warrants though none of the Accounts use such investments as a principal investment strategy. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

HIGH YIELD SECURITIES
The Asset Allocation, Balanced, Bond and MidCap Value may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of an Account to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Account were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, an Account may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which an Account could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Account's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by an Account, the Account may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.

INITIAL PUBLIC OFFERINGS ("IPOS")
Certain of the Funds may invest in IPOs. An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for an Account to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

When an Account's asset base is small, a significant portion of the Account's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Account. As the Account's assets grow, the effect of the Account's investments in IPOs on the Account's performance probably will decline, which could reduce the Account's performance. Because of the price volatility of IPO shares, an Account may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Account's portfolio and lead to increased expenses to the Account, such as commissions and transaction costs. By selling IPO shares, the Account may realize taxable gains it will subsequently distribute to shareholders.


DERIVATIVES
To the extent permitted by its investment objectives and policies, each of the Accounts (except Money Market) may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect an Account from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Accounts may enter into put or call options, future contracts, options on futures contracts and over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps) for both hedging and non-hedging purposes.


Generally, no Account may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Account. The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than an Account's initial investment; and .. the counterparty may fail to perform its obligations.

CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that an Account (except Bond, Limited Term Bond and Money
Market) has the right to exchange for equity securities at a specified conversion price. The option allows the Account to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Account may hold fixed-income securities that are convertible into shares of common stock at a conversion price of

$10 per share. If the market value of the shares of common stock reached $12, the Account could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Account to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Accounts treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Accounts may invest in convertible securities without regard to their ratings.


FOREIGN INVESTING
As a principal investment strategy, the Asset Allocation, Diversified International, International Emerging Markets and
International SmallCap Accounts may invest Account assets in securities of foreign companies.The other Accounts
(except Government Securities and Money Market) may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Account seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Account assets is not invested and earning no return. If an Account is unable to make intended security purchases due to settlement problems, the Account may miss attractive investment opportunities. In addition, an Account may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect an Account's investments in those countries. In addition, an Account may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for an Account. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Account investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Accounts intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which an Account has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of an Account's portfolio. An Account may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


An Account may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.

Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Account to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. An Account could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


PORTFOLIO TURNOVER
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in an Account's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Accounts with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Account) and may have an adverse impact on the Account's performance. No turnover rate can be calculated for the Money Market Account because of the short maturities of the securities in which it invests. Turnover rates for each of the other Accounts may be found in the Account's Financial Highlights table.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


PRICING OF ACCOUNT SHARES


Each Account's shares are bought and sold at the current share price. The share price of each Account is calculated each day the New York Stock Exchange ("NYSE") is open (shares are not priced on the days on which the NYSE is closed for trading). The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


For all Accounts, except the Money Market Account, the share price is calculated by:
.. taking the current market value of the total assets of the Account

.. subtracting liabilities of the Account
.. dividing the remainder by the total number of shares owned by the Account.

The securities of the Money Market Account are valued at amortized cost. The calculation procedure is described in the SAI. The Money Market Account reserves the right to determine a share price more than once each day.


NOTES:

.. If current market values are not readily available for a security owned by an
  Account, its fair value is determined using a policy adopted by the Directors. .. An Account's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of an Account investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

DIVIDENDS AND DISTRIBUTIONS


The issuer of an equity security held by an Account may make a dividend payment. When an Account receives a dividend, it increases the net asset value of a share of the Account.


An Account accrues interest daily on its fixed-income securities in anticipation of an interest payment from the issuer of the security. This accrual increases the net asset value of an Account.


The Money Market Account (or any other Account holding commercial paper) amortizes the discount on commercial paper it owns on a daily basis. This increases the net asset value of the Account.


NOTE: As the net asset value of a share of an Account increases, the unit value of the corresponding division also reflects an increase. The number of units you own in the Account are not increased.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


THE MANAGER
Principal Management Corporation serves as the manager for the Fund. In its handling of the business affairs of the Fund, the Manager provides clerical, recordkeeping and bookkeeping services, and keeps the required financial and accounting records. In addition, the Manager is responsible for the portfolio management function for certain Accounts.

For each Account, the sub-advisor, if any, and the person(s) responsible for day-to-day Account management (the portfolio manager) are shown below. The SAI provides information about the portfolio manager's compensation, other accounts under management, and ownership of securities in the Account.


MANAGER: The Manager is an indirect subsidiary of Principal Financial Services,
         Inc. and has managed mutual funds since 1969. As of December 31, 2004, the mutual funds it manages had assets of approximately $16.6 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-2080.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Bond                         William C. Armstrong
                                        Timothy R. Warrick
           Money Market                 Tracy Reeg
                                        Alice Robertson
           Real Estate Securities       Kelly D. Rush




WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong leads the multi-sector/core portfolio management group for a member company of the Principal Financial Group. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.


There are no disclosable limitations on his role.



TRACY REEG. . Ms. Reeg is a portfolio manager at Principal specializing in the management and research areas for the short-term money market portfolios. She joined the firm in 1993. Ms. Reeg received a Bachelor's degree in Finance from the University of Northern Iowa. She is a member of the Life Office Management Association (LOMA) and is a Fellow of the Life Management Institute (FLMI).



ALICE ROBERTSON . Ms. Robertson is a trader for a member company of the Principal Financial Group on its corporate fixed-income trading desk. She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master's degree in Finance and Marketing from DePaul University and her Bachelor's degree in Economics from Northwestern University.



KELLY D. RUSH, CFA . Mr. Rush directs the Real Estate Investment Trust (REIT) activity for a member company of the Principal Financial Group. Mr. Rush joined the Principal Financial Group in 1987 and has been dedicated to public real estate investments since 1995. His experience includes the structuring of public real estate transactions that included commercial mortgage loans and the issuance of unsecured bonds. He received his Master's degree and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



TIMOTHY R. WARRICK, CFA . Mr. Warrick is a co-portfolio manager at Principal with responsibility for the U.S. multi-sector product with focus on the management of U.S. credit instruments. His prior responsibilities with the firm include portfolio management for multiple asset class portfolios, product development and fixed income credit analyst duties. He joined Principal in 1990. In 1996, Mr. Warrick joined ReliaStar Investment Research, Inc. and was responsible for multiple asset classes, including corporate bonds and leveraged bank loans. He rejoined Principal in 1998 as a portfolio manager. He received an MBA in Finance from Drake University and a Bachelor's degree in Accounting and Economics from Simpson College. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research (AIMR).


There are no disclosable limitations on his role.


THE SUB-ADVISORS
The Manager has signed contracts with various Sub-Advisors. Under the Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for a specific Account. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: AllianceBernstein Investment Research and Management ("Bernstein"), a wholly-owned subsidiary of Alliance Capital Management, L.P. ("Alliance"). As of December 31, 2004, Alliance managed $538.0 billion in assets. Bernstein is located at 767 Fifth Avenue, New York, NY 10153 and Alliance is located at 1345 Avenue of the Americas, New York, NY 10105.

                            DAY-TO-DAY
           ACCOUNT          ACCOUNT MANAGEMENT
           -------          ------------------
           LargeCap Value   The management of and investment decisions for the
                            Fund's portfolio are made by the US Value
                            Investment Policy Group, comprised of senior US
                            Value Investment Team members. No one person is
                            principally responsible for making recommendations
                            for the Account's portfolio. The members of the US
                            Value Investment Policy Group with the most
                            significant responsibility for the day-to-day
                            management of the Fund's portfolio are: Marilyn
                            Fedak, John Mahedy, Chris Marx and John Phillips




MARILYN G. FEDAK, CFA . Ms. Fedak was named executive vice president and chief investment officer for U.S. Value Equities of Alliance Capital in 2000. She became chief investment office for U.S. Value Equities and chairman of the Bernstein U.S. Equity Investment Policy Group at Sanford C. Bernstein & Co., Inc. in 1993. She had previously served as a senior portfolio manager since joining the firm in 1984. From 1972 to 1983, she was a portfolio manager and research analyst at Morgan Guaranty Trust Company. She earned a BA from Smith College in 1968 and an MBA from Harvard University in 1972. She has earned the right to use the Chartered Financial Analyst designation.



JOHN MAHEDY, CPA . Mr. Mahedy was named Co-CIO-US Value equities in 2003. He continues to serve as director of research-US Value Equities, a position he has held since 2001. Previously, Mr. Mahedy was a senior research analyst in Bernstein's institutional research and brokerage unit, covering the domestic and international energy industry from 1995 to 2001 and the oil-services industry from 1988 to 1991. He also covered oil services at Morgan Stanley for three years in the early 1990s. Mr. Mahedy was ranked among the top-five oil analysts in the Reuters and Greenwich Associates polls in 1999 and 2000, and he was named to the Institutional Investor All-America Research Team in 1993, 1994 and 1995. Mr. Mahedy began his career as a senior auditor with Peat Marwick Main. He earned a BS and an MBA from New York University.



CHRISTOPHER W. MARX . Mr. Marx joined the firm in 1997 as a research analyst. He covered a variety of industries both domestically and internationally, including chemicals, food, supermarkets, beverages and tobacco. Prior to that, he spent six years as a consultant for Deloitte & Touche and the Boston Consulting Group. Mr. Marx earned an AB in economics from Harvard, and an MBA from the Stanford Graduate School of Business. Location: New York.



JOHN D. PHILLIPS, JR., CFA . Mr. Phillips, Senior Portfolio Manager - U.S. Value Equities, is a member of the Investment Policy Group, and member of the Research Review Committee. He joined the firm in 1994. From 1992 to 1993, he was chairman of the Investment Committee and chief equity officer at Investment Advisers, Inc. in Minneapolis. From 1972 to 1992, he was at State Street Research and Management Co. in Boston, where he progressed from investment research analyst to vice chairman of the Equity Investment Committee. He earned a BA from Hamilton College and an MBA from Harvard University. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Columbus Circle Investors ("CCI") is an affiliate of Principal
         Global Investors LLC and a member of the Principal Financial Group. CCI was founded in 1975. Its address is Metro Center, One Station Place, Stamford, CT 06902. As of December 31, 2004, CCI had approximately $3.9 billion in assets under management.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Growth                       Anthony Rizza




ANTHONY RIZZA, CFA . Mr. Rizza, portfolio manager, joined CCI in 1991. He had previously worked with Connecticut National Bank as a Research Officer. He received a BS in Business from the University of Connecticut. Mr. Rizza has earned the right to use the Chartered Financial Analyst designation and is a member of the Hartford Society of Security Analysts.

SUB-ADVISOR: Emerald Advisers, Inc. ("Emerald") is a subsidiary of Emerald Asset
         Management which is owned by eleven inside shareholders and one outside minority shareholder. Emerald provides professional investment advisory services to institutional investors, high net worth individuals and the general public. As of December 31, 2004, Emerald managed approximately $2.0 billion in assets. Emerald's offices are located at 1703 Oregon Pike Road, Suite 101, Lancaster, Pennsylvania 17601.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Growth              Kenneth G. Mertz
                                        Stacey L. Sears




KENNETH G. MERTZ II, CFA. . Mr. Mertz joined Emerald in 1992 and serves as President of Emerald Advisers, Inc.; Trustee, Vice President and Chief Investment Officer of the Emerald Mutual Funds; and a Partner of the Emerald Organization (1992 - Present). Formerly he served as Chief Investment Officer, Pennsylvania State Employees' Retirement System (1985-1992). Mr. Mertz graduated from Millersville University with a BA in Economics.


Mr. Mertz supervises the entire portfolio management and trading process. As Chief Investment Officer, he has full discretion over all portfolios. Mr. Mertz and Ms. Sears work as a team developing strategy.



STACEY L. SEARS . Ms. Sears joined Emerald in 1991 and serves as Senior Vice President and Portfolio Manager of Emerald Advisers, Inc. and a Partner in the Emerald Organization. She is co-manager of the Emerald Growth Fund and a member of the Portfolio Management team. Additionally, Ms. Sears maintains research coverage of retail, apparel, consumer goods and consumer technology companies. Ms. Sears received a BS in Business Administration from Millersville University and an MBA from Villanova University.


Ms. Sears monitors all portfolios in wrap programs and works with Mr. Mertz in supervising the trading group staff. Mr. Mertz and Ms. Sears work as a team developing strategy.

SUB-ADVISOR: Grantham, Mayo, Van Otterloo & Co. LLC ("GMO") is a privately held global investment management firm servicing clients in the corporate, public, endowment and foundation marketplace located at 40 Rowes Wharf, Boston, MA 02110. As of December 31, 2004, GMO managed $81.5 billion in client assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           LargeCap Growth Equity       U.S. Quantitative Equity Team
                                        with Robert Soucy as the senior
                                        member of the team



Day-to-day management of the Account is the responsibility of the Quantitative Division comprised of several investment professionals associated with the Manager, and no one person is primarily responsible for day-to-day management of the fund. The Division's team members work collaboratively to manage the fund's portfolio.


Mr. Soucy is the senior member of the team who allocates the portfolio among the various team members, oversees the implementation of trades on behalf of the team, reviews the overall composition of the portfolio, and monitors cash flows.


Mr. Soucy has served as the senior member of the Account's portfolio management team since 2004. At GMO, Mr. Soucy is responsible for the portfolio management of all U.S. quantitative equities portfolios. He has served as director of U.S. equity management since 2001. Prior to joining GMO in 1987, he served as a research engineer with Scientific Systems, Inc.


The SAI contains other information about how GMO determines the compensation of the team's senior member, other accounts managed by the team's senior member, and ownership of mutual fund shares by the team's senior member.


SUB-ADVISOR: J.P. Morgan Investment Management Inc. ("Morgan"), 522 Fifth
         Avenue, New York, NY 10036 is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc. which is a wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMorgan") a bank holding company. JPMorgan is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc. which, through Morgan and its other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment advisor to individual and institutional clients. As of December 31, 2004, J.P. Morgan and its subsidiaries had total combined assets under management of approximately $791 billion.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Value               Christopher T. Blum
                                        Dennis S. Ruhl




CHRISTOPHER T. BLUM, CFA . Managing Director of Morgan. Mr. Blum is a portfolio manager in the U.S. Small Cap Equity Group. He rejoined the firm in 2001. Previously, he spent two years as a research analyst responsible for the valuation and acquisition of private equity assets at Pomona Capital. Prior to that, Mr. Blum spent over three years with Morgan where he focused on structured small-cap core and small-cap value accounts. He earned his BBA in Finance at the Bernard M. Baruch School for Business and is a holder of the CFA designation.


There are no disclosable limitations on his role.



DENNIS S. RUHL, CFA . Mr. Ruhl, Vice President of J.P. Morgan, joined the company in 1999. He is a portfolio manager in the U.S. Small Cap Equity Group. His current responsibilities include managing structured small cap core and value accounts. Previously, he worked on quantitative equity research (focusing on trading) as well as business development. Mr. Ruhl earned Bachelor's degrees in Mathematics and Computer Science and a Master's degree in Computer Science, all from MIT. He has earned the right to use the Chartered Financial Analyst designation.

There are no disclosable limitations on his role.


SUB-ADVISOR: Mellon Equity Associates, LLP ("Mellon Equity"), 500 Grant Street,
         Suite 4200, Pittsburgh, PA 15258. Mellon Equity is a wholly owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon has more than $4.0 trillion in assets under management, administration or custody, including $707 billion under management. As of December 31, 2004, Mellon Equity managed approximately $20.1 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Growth                Adam T. Logan
                                        John O'Toole




ADAM T. LOGAN, CFA . Joining the company in 1998, Mr. Logan is a portfolio manager and Vice President of Mellon Equity. Previously, he performed duties as a financial analyst in Mellon Financial Corporation's corporate finance department. He is currently responsible for the management of client portfolios with a specific focus on mid and small capitalization securities. He earned a BA in Finance from Westminster College and an MBA from the Katz Graduate School of Business at the University of Pittsburgh. He has earned the right to use the Chartered Financial Analyst designation.



JOHN O'TOOLE, CFA . Portfolio Manager of The Dreyfus Corporation and Senior Vice President of Mellon Equity Associates LLP (an affiliate of The Dreyfus Corporation) since 1990. Mr. O'Toole holds an MBA in Finance from the University of Chicago and a BA in Economics from the University of Pennsylvania. He is a member of the Association for Investment Management and Research, and the Pittsburgh Society of Financial Analysts. He is a Chartered Financial Analyst.


SUB-ADVISOR: Morgan Stanley Investment Management Inc. ("MSIM Inc."), with principal offices at 1221 Avenue of the Americas, New York, NY 10020, provides a broad range of portfolio management services to customers in the U.S. and abroad. As of December 31, 2004, MSIM Inc., together with its affiliated asset management companies, had approximately $431 billion in asset under management.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Asset Allocation             Francine J. Bovich
                                        Que T. Nguyen




FRANCINE J. BOVICH . Ms. Bovich is Managing Director of Morgan Stanley and Morgan Stanley & Co. Incorporated since 1997. Principal 1993-1996. Ms. Bovich holds a BA in Economics from Connecticut College, and an MBA in Finance from New York University.


Ms. Bovich is a joint portfolio manager of the Fund. Ms. Bovich is responsible for the overall allocation of the Fund's assets among equities, bonds and money market instruments.



QUE T. NGUYEN, CFA . Ms. Nguyen joined Morgan Stanley in 1997 and has 14 years of investment experience. She is a portfolio manager for our Asset Allocation portfolio. Prior to joining the Firm, she was Vice President in the Asset Allocation Group at State Street Global Advisors. Previously, she was a consultant in the Research Department at Barra, Inc. working in Berkeley, California and London, England. Ms. Nguyen received a B.A. with honors from Harvard University in Applied Mathematics. She holds the Chartered Financial Analyst designation.

Ms. Nguyen is a joint portfolio manager of the Fund. Ms. Nguyen is responsible for the overall allocation of the Fund's assets among equities, bonds and money market instruments.


SUB-ADVISOR: Neuberger Berman Management, Inc. ("Neuberger Berman") is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. Together with Neuberger Berman, the firms manage more than $82.9 billion in total assets (as of December 31, 2004) and continue an asset management history that began in 1939. Neuberger Berman Management, Inc. is an indirect, wholly owned subsidiary of Lehman Brothers Holdings, Inc. Lehman Brothers is located at 745 Seventh Avenue, New York, NY 10019.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Value                 David DiDominico
                                        Andrew Wellington




DAVID M. DIDOMENICO . Mr. DiDomenico is a Vice President of Neuberger Berman Management Inc. and Neuberger Berman, LLC. He has been an Associate Portfolio Manager of the Account since December 2003 and prior to that was an analyst dedicated to the Account since 2002. He held a position at a private equity firm from 1999 to 2002. Prior to 1999 he was an analyst at another investment firm. Mr. DiDomenico holds a MBA from Stanford University as well as a BA in Political Science from the Harvard University.


There are no disclosable limitations on his role.



ANDREW WELLINGTON . Portfolio Manager, Neuberger Berman, since 2001. Mr. Wellington earned a BS from the University of Pennsylvania, Wharton School of Business. He has 12 years of industry experience.


There are no disclosable limitations on his role.


SUB-ADVISOR: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal has been active in retirement plan investing since 1941 and has sub-advised mutual fund assets since 1969. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. As of December 31, 2004, Principal, together with its affiliated asset management companies, had approximately $137.8 billion in asset under management. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.

                                           DAY-TO-DAY
           ACCOUNT                         ACCOUNT MANAGEMENT
           -------                         ------------------
           Balanced                        Paul A. Dow
                                           Dirk Laschanzky
           Capital Value                   John Pihlblad
           Diversified International       Paul H. Blankenhagen
                                           Juliet Cohn
                                           Christopher Ibach
           Equity Income                   Dirk Laschanzky
           Government Securities           Brad Fredericks
                                           Lisa Stange
           International Emerging Markets  Michael A. Marusiak
                                           Michael L. Reynal
           International SmallCap          Brian W. Pattinson
           LargeCap Stock Index            Dirk Laschanzky
           Limited Term Bond               Zeid Ayer
                                           Craig Dawson
                                           Martin J. Schafer
           MidCap                          K. William Nolin
           SmallCap                        Todd Sanders

ZEID AYER, PH.D., CFA . Mr. Ayer joined Principal in 2001 and is a senior research analyst and co-manager of the Ultra Short Fixed Income portfolios. He is the global sector head for asset-backed securities (ABS) and non-agency mortgage-backed securities (MBS). Mr. Ayer is also the primary analyst responsible for mortgage-related ABS and non-agency MBS investments. Previously, he was assistant vice president at PNC Financial Services Group. He earned a PhD in Physics from the University of Notre Dame, an MS in Computational Finance from Carnegie Mellon University and a Bachelor's degree in Physics from St. Xavier's College, Bombay University. He has earned the right to use the Chartered Financial Analyst designation.


There are no disclosable limitations on his role.



PAUL H. BLANKENHAGEN, CFA . Mr. Blankenhagen is a portfolio manager at Principal Global Investors. He is responsible for developing portfolio strategy and leading the ongoing management of core international equity portfolios including developed markets portfolios and broad market portfolios. Mr. Blankenhagen is also active in research with an emphasis on the banking and media industries. He joined the firm in 1992 and has been a member of the international equity team since 1995. He was named a portfolio manager in 2000. Mr. Blankenhagen received a Master's degree from Drake University and a Bachelor's degree in Finance from Iowa State University. He holds the Chartered Financial Analyst designation, and is a member of the Association for Investment Management and Research (AIMR) and the Iowa Society of Financial Analysts.


There are no disclosable limitations on his role.



JULIET COHN . Ms. Cohn is a portfolio manager at Principal Global Investors. Prior to joining the firm in 2003, she served as a director and senior portfolio manager at Allianz Dresdner Asset Management, managing both retail and institutional European accounts. Prior to that, she was a fund manager at London firms Capel Cure Myers and Robert Fleming. She earned a bachelor's degree in Mathematics from Trinity College Cambridge England.


There are no disclosable limitations on her role.



CRAIG DAWSON, CFA . Mr. Dawson joined Principal in 1998 and became a portfolio manager in 2002. He manages ultra short, high quality short, stable value and global strategic income portfolios. He previously managed corporate bond portfolios and multi-sector portfolios. He earned an MBA and a Bachelor's degree in Finance from the University of Iowa. Mr. Dawson has earned the right to use the Chartered Financial Analyst designation.


There are no disclosable limitations on his role.



PAUL A. DOW, CFA . Mr. Dow is managing director of US equities for Principal Global Investors. He joined the firm in January 2002, with over 28 years of prior experience in institutional asset management, including over 17 years direct experience in the management of institutional equity portfolios. Most recently Mr. Dow spent over a decade with First American Asset Management, and its predecessor Piper Capital Management, where he held various positions including, head of equities, chief investment officer, president and chief executive. He received a Bachelor's degree from Southwest Missouri State University. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research (AIMR).


There are no disclosable limitations on his role.



BRAD FREDERICKS. . Mr. Fredericks' responsibilities include general portfolio overview with specific emphasis on structured securities. He joined the firm in 1998 as a financial accountant and moved to his current position in 2002. Prior to that, Mr. Fredericks was an assistant trader at Norwest Mortgage. He received a bachelor's degree in finance from Iowa State University. Mr. Frederick is a Level I candidate for the CFA program and a Fellow of the Life Management Institute (FLMI).


There are no disclosable limitations on his role.



CHRISTOPHER IBACH, CFA . Mr. Ibach joined Principal in 2000 and is an associate portfolio manager and equity research analyst. He specializes in the analysis of international technology companies and is also responsible for coordinating portfolio rebalancing and the application of Principal's Global Research Platform. Previously, he was with Motorola, Inc. Mr. Ibach earned an MBA in Finance and a Bachelor's degree in Electrical Engineering from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.


There are no disclosable limitations on his role.



DIRK LASCHANZKY, CFA . As a portfolio manager at Principal, Mr. Laschanzky is responsible for asset allocation and provides advice to clients concerning their portfolios across all asset classes. Prior to joining Principal in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services where he managed short-term money market funds and was responsible for American Airlines' pension plan investment management. He also served as a financial analyst for American Airlines. He received an MBA and BA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.


There are no disclosable limitations on his role.



MICHAEL A. MARUSIAK . Mr. Marusiak joined Principal in 2000, specializing in the international emerging markets sector. Prior to joining Principal, he was an analyst on Trust Company of the West's global fund management team. He also worked with SBC Warburg of London as a research analyst responsible for Eastern Europe, the Middle East and Africa. He earned an MIA in International Finance from the Columbia University School of International and Public Affairs and a BA in Business Administration and Finance from Simon Fraser University of Burnaby, British Columbia.


There are no disclosable limitations on his role.



K. WILLIAM NOLIN, CFA . Mr. Nolin has managed the domestic mid-cap equity portfolios since 1999. His expertise is grounded in the telecommunications, media & entertainment, lodging and consumer non-durables sectors. Mr. Nolin joined the Principal Financial Group in 1993 as an investment credit analyst. He earned his MBA from the Yale School of Management and his Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



BRIAN W. PATTINSON, CFA . Mr. Pattinson is a portfolio manager at Principal. He performs international security analysis and strategy development for the firm's core international equity research effort and also specializes in the information technology and telecommunication sectors. He joined Principal in 1994. Mr. Pattinson earned his MBA and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



JOHN PIHLBLAD, CFA . Mr. Pihlblad is director of quantitative portfolio management for Principal. He has over 24 years experience in creating and managing quantitative investment systems. Prior to joining Principal in 2000, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He received his BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.



MICHAEL L. REYNAL . Mr. Reynal joined Principal in 2001, specializing in emerging markets portfolios. Prior to joining Principal, he was responsible for equity investments in Latin America, the Mediterranean and the Balkans while at Wafra Investment Advisory Group, Inc. in New York. He also spent four years with Paribas Capital Markets in New York as the head of the equity trading desk, and three years with Barclays do Zoete Weed in London, focusing on Latin American equity trading. Mr. Reynal received an MBA from the Amos Tuck School at Dartmouth College in New Hampshire, a BA/MA in History from Christ's College at Cambridge University in England and a BA in History from Middlebury College in Vermont.


There are no disclosable limitations on his role.



TODD SANDERS, CFA . Mr. Sanders is an equity analyst for Principal focused on quantitative research. He joined the firm in 1998. Previously, he was an investment analyst for NISA Investment Advisors and in credit analysis/risk management with the U.S. Central Credit Union. He received an MBA in Finance from Washington University and a Bachelor's degree in Finance/Economics from the University of Missouri-Columbia. He is a member of the International Association of Financial Engineers (IAFE), the Global Association of Risk Professionals
(GARP) and the Association of Investment Management and Research (AIMR). He has earned the right to use the Chartered Financial Analyst designation.



MARTIN J. SCHAFER . Mr. Schafer is a portfolio manager for Principal specializing in managing mortgage-backed securities and high quality short, intermediate and long duration portfolios. Mr. Schafer joined the firm in 1977. In the early 1980s, he developed the firm's secondary mortgage marketing operation and in 1984, he assumed portfolio management responsibility for its residential mortgage portfolio. He began managing mutual fund assets in 1985 and institutional portfolios in 1992. Mr. Schafer holds a Bachelor's degree in Accounting and Finance from the University of Iowa.


There are no disclosable limitations on his role.



LISA A. STANGE, CFA . Ms. Stange is a portfolio manager and strategist for Principal. She is integrally involved in the formulation of broad investment strategy, quantitative research and product development. She joined the firm in 1989. Ms. Stange received an MBA and a bachelor's degree from the University of Iowa. She holds the Chartered Financial Analyst designation and is a member of the Iowa Society of Financial Analysts and the CFA Institute.


There are no disclosable limitations on her role.


SUB-ADVISOR: T. Rowe Price Associates, Inc. ("T. Rowe Price"), a wholly-owned subsidiary of T. Rowe Price Group, Inc., a financial services holding company, has over 68 years of investment management experience. Together with its affiliates, T. Rowe Price had approximately $235.2 billion in assets under management as of December 31, 2004. T. Rowe Price is located at 100 East Pratt Street, Baltimore, MD 21202.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Equity Growth                Robert W. Sharps
           LargeCap Blend               William J. Stromberg
                                        Richard T. Whitney




ROBERT W. SHARPS, CFA, CPA . Mr. Sharps is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price. He is also a Portfolio Manager with the Large-Cap Growth Strategy Team in the Equity Division. Prior to joining the firm in 1997, Mr. Sharps was a Senior Consultant at KPMG Peat Marwick. He earned a BS, summa cum laude, in Accounting from Towson University and an MBA in Finance from the Wharton School, University of Pennsylvania. He has also earned the Chartered Financial Analyst and Certified Public Accountant accreditations.



WILLIAM J. STROMBERG, CFA . Mr. Stromberg is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price, Director of Global Equity Research, and a member of the firm's Equity and International Steering Committees. Prior to joining the firm in 1987, he was employed as a Systems Engineer for the Westinghouse Defense and Electronics Center. He earned a BA from Johns Hopkins University and an MBA from Tuck School of Business at Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation.


Mr. Stromberg serves as a portfolio coordinator for the Fund. Instead of making stock selection decisions, he is responsible for ensuring adherence to portfolio constraints and risk controls, along with managing inter-analyst activity. As the lead portfolio coordinator, Mr. Stromberg has ultimate accountability for the Fund.



RICHARD T. WHITNEY, CFA . Mr. Whitney is a Vice President of T. Rowe Price Group, Inc. and T. Rowe Price, Director of the firm's Quantitative Equity Group and member of the Equity Steering Committee. Prior to joining the firm in 1985, Mr. Whitney was employed by the Chicago Board of Trade and IBM. He earned a BS and an MEE in Electrical Engineering from Rice University and an MBA from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation.


Mr. Whitney serves as a portfolio coordinator for the Fund. Instead of making stock selection decisions, they are responsible for ensuring adherence to portfolio constraints and risk controls, along with managing inter-analyst activity.


SUB-ADVISOR: UBS Global Asset Management (Americas) Inc., a Delaware corporation located at 1 North Wacker, Chicago, IL 60606 ("UBS Global AM"), is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the "Group") of UBS AG. As of December 31, 2004, UBS Global AM managed approximately $61.3 billion in assets and the Group managed approximately $527.4 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Growth              Investment decisions for the
                                        Fund are made by investment
                                        management teams at UBS Global
                                        AM, including Paul A. Graham,
                                        Jr. and David N. Wabnik. No
                                        member of the investment
                                        management team is primarily
                                        responsible for making
                                        recommendations for portfolio
                                        purchases.




PAUL A. GRAHAM, JR., CFA . Mr. Graham joined UBS Global AM in 1994 and has had portfolio management responsibilities since 1994. Mr. Graham is Managing Director, Co-Head of U.S. Small Cap Growth Equity. For eight years prior to joining the firm, he served as a small cap portfolio manager and research analyst at Value Line Asset Management. Mr. Graham received his BA from Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.


There are no disclosable limitations on his role.



DAVID N. WABNIK . Mr. Wabnik joined UBS Global AM in 1995 and has been a portfolio manager since 1995. Mr. Wabnik is Executive Director, Co-Head of U.S. SmallCap Growth Equity. For four years prior to joining the firm, he served as a small cap portfolio manager/senior research analyst at Value Line Asset Management. Mr. Wabnik received his BS from Binghamton University and his MBA from Columbia Business School. He has completed the Certified Financial Analyst Level I exams.


There are no disclosable limitations on his role.


DUTIES OF THE MANAGER AND SUB-ADVISOR
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Account's investment objective and policies. Within the scope of the approved investment program, the Manager or Sub-Advisor advises the Account on its investment policy and determines which securities are bought or sold, and in what amounts.

FEES PAID TO THE MANAGER
The Manager is paid a fee by each Account for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 2004 was:

      Asset Allocation              0.80%   LargeCap Growth Equity      1.00%
      Balanced                      0.59%   LargeCap Stock Index        0.35%
      Bond                          0.46%   LargeCap Value              0.75%
      Capital Value                 0.60%   Limited Term Bond           0.50%
      Diversified International     0.85%   MidCap                      0.58%
      Equity Growth                 0.76%   MidCap Growth               0.90%
      Equity Income                 0.60%   MidCap Value                1.05%
      Government Securities         0.44%   Money Market                0.48%
      Growth                        0.60%   Real Estate Securities      0.90%
      International Emerging                SmallCap
      Markets                       1.25%                               0.85%
      International SmallCap        1.20%   SmallCap Growth             1.00%
      LargeCap Blend                0.75%   SmallCap Value              1.10%



FEES PAID TO THE SUB-ADVISOR
The Sub-Advisor fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 2004 was:

      Asset Allocation              0.36%   LargeCap Growth Equity      0.40%
      Balanced                      0.10%   LargeCap Stock Index        0.01%
      Bond                          0.10%   LargeCap Value              0.32%
      Capital Value                 0.13%   Limited Term Bond           0.10%
      Diversified International     0.11%   MidCap                      0.14%
      Equity Growth                 0.31%   MidCap Growth               0.38%
      Equity Income                 0.20%   MidCap Value                0.49%
      Government Securities         0.11%   Money Market                0.08%
      Growth                        0.12%   Real Estate Securities      0.54%
      International Emerging                SmallCap
      Markets                       0.48%                               0.20%
      International SmallCap        0.49%   SmallCap Growth             0.55%
      LargeCap Blend                0.34%   SmallCap Value              0.58%

The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors without obtaining shareholder approval. For any Account that is relying on that order, the Manager may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of these Accounts due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. No Account will rely on the order until it receives approval from its shareholders or, in the case of a new Account, the Account's sole initial shareholder before the Account is available to the public, and the Fund states in its prospectus that it intends to rely on the order.
The Asset Allocation, Equity Growth, LargeCap Blend, LargeCap Growth Equity, LargeCap Value, MidCap Growth, MidCap Value, SmallCap Growth and SmallCap Value Accounts have received the necessary shareholder approval and intend to rely on the order.

GENERAL INFORMATION ABOUT AN ACCOUNT



FREQUENT TRADING AND MARKET-TIMING  (ABUSIVE TRADING  PRACTICES)
The Accounts of the Principal Variable Contracts Fund are not designed for frequent trading or market timing activity. The Fund has adopted fair valuation procedures to be used in the case of significant events, including broad market movements, occuring after the close of a foreign market in which securities are traded. The procedures will be followed if the Manager believes the events will impact the value of the foreign securities. These procedures are intended to discourage market timing transactions in shares of the Accounts.


The Accounts do not knowingly accommodate frequent purchases and redemptions "excessive trading" of Fund shares by investors. If you intend to trade frequently and/or use market timing investment strategies, do not purchase these Accounts. The Company does not accommodate market timing.


Excessive trading activites can:
.. Disrupt the management of the Accounts by;
  . forcing the Account to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the Account; and
  . causing unplanned portfolio turnover;
.. Hurt the portfolio performance of the Account; and .. Increase expenses of the Account due to;
  . increased broker-dealer commissions; and
  . increased recordkeeping and related costs.
If we are not able to identify such excessive trading practices, the Accounts may be negatively impacted and may cause the investors to suffer the harms described..


Certain Accounts may be at greater risk for abusive trading practices. For example, those Accounts that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage. This risk is particularly relevant to the Diversified International, International Emerging Markets and International SmallCap Accounts but does apply to the purchase of foreign securities by any Account.




As the Accounts of the Principal Variable Contracts Fund are only available through variable annuity or variable life contracts, the Principal Variable Contracts Fund must rely on Principal Life (as sponsor of the variable contract) to monitor customer trading activity to identify and take action against excessive trading. There can be no certainty that Principal Life will identify and prevent excessive trading in all instances. When Principal Life identifies excessive trading, Principal Life will act to curtail such trading in a fair and uniform manner.


If Principal Life, or the Principal Variable Contracts Fund, deem excessive trading practices to be occurring, Principal Life will take action that may include, but is not limited to:
.. Rejecting exchange instructions from shareholder or other person authorized by the shareholder to direct exchanges;
.. Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S. mail only and disallowing requests made via the internet, by facsimile, by overnight courier or by telephone;
.. Limiting the dollar amount of an exchange and/or the number of exchanges during a year;
.. Requiring a holding period of a minimum of 30 days before permitting exchanges among the Accounts where there is evidence of at least one round-trip exchange (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption); and
.. Taking such other action as directed by the Principal Variable Contracts Fund.


The Principal Variable Contracts Fund has reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, Principal Life will reverse an exchange (within three business days of the exchange) and return the account holdings to the positions held prior to the exchange. Principal Life will give you notice in writing in this instance.

ELIGIBLE PURCHASERS
Only certain eligible purchasers may buy shares of the Accounts. Eligible purchasers are limited to 1) separate accounts of Principal Life or of other insurance companies, 2) Principal Life or any of its subsidiaries or affiliates,
3) trustees of other managers of any qualified profit sharing, incentive or bonus plan established by Principal Life or any of its subsidiaries or affiliates for employees of such company, subsidiary or affiliate. Such trustees or managers may buy Account shares only in their capacities as trustees or managers and not for their personal accounts. The Board of Directors of the Fund reserves the right to broaden or limit the designation of eligible purchaser.

Each Account serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Principal Life. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Accounts at the same time. Although neither Principal Life nor the Fund currently foresees any such disadvantage, the Fund's Board of Directors monitors events in order to identify any material conflicts between such policy owners and contract holders. Material conflict could result from, for example, 1) changes in state insurance laws, 2) changes in Federal income tax law, 3) changes in the investment management of an Account, or 4) differences in voting instructions between those given by policy owners and those given by contract holders. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Account shares by one or more of the separate accounts which could have adverse consequences.


SHAREHOLDER RIGHTS
The following information applies to each Account of the Principal Variable Contracts Fund, Inc. Each Account share is eligible to vote, either in person or by proxy, at all shareholder meetings for that Account. This includes the right to vote on the election of directors, selection of independent auditors and other matters submitted to meetings of shareholders of the Account. Each share has equal rights with every other share of the Account as to dividends, earnings, voting, assets and redemption. Shares are fully paid, non-assessable and have no preemptive or conversion rights. Shares of an Account are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of the Fund may remove any director with or without cause by the vote of a majority of the votes entitled to be case at a meeting of all Account shareholders.

The bylaws of the Fund provide that the Board of Directors of the Fund may increase or decrease the aggregate number of shares that the Fund has the authority to issue, without a shareholder vote.


The bylaws of the Fund also provide that the Fund does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the Investment Company Act of 1940: election of directors; approval of an investment advisory agreement; ratification of the selection of independent auditors; and approval of the distribution agreement. The Fund intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.


Shareholder inquiries should be directed to: Principal Variable Contracts Fund, Inc., Principal Financial Group, Des Moines, Iowa 50392-2080.


NON-CUMULATIVE VOTING
The Fund's shares have non-cumulative voting rights. This means that the holders of more than 50% of the shares voting for the election of directors of the Fund can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any directors.

Principal Life votes each Account's shares allocated to each of its separate accounts registered under the Investment Company Act of 1940 and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating that separate account. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account's shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Account shares in its own right.


PURCHASE OF ACCOUNT SHARES
Shares are purchased from Princor Financial Services Corporation, the Fund's principal underwriter. There are no sales charges on shares of the Accounts, however, your variable contract may impose a charge. There are no restrictions on amounts to be invested in shares of the Accounts.

Shareholder accounts for each Account are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Account as evidence of ownership of Account shares. Share certificates are not issued.


SALE OF ACCOUNT SHARES
This section applies to eligible purchasers other than the separate accounts of Principal Life and its subsidiaries.

Each Account sells its shares upon request. There is no charge for the sale. A shareholder sends a written request to the Account requesting the sale of any part or all of the shares. The letter must be signed exactly as the account is registered. If payment is to be made to the registered shareholder or joint shareholder, the Account does not require a signature guarantee. If payment is to be made to another party, the shareholder's signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan association, national securities exchange member or brokerage firm. Shares are redeemed at the net asset value per share next computed after the request is received by the Account in proper and complete form.


Sales proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended during any period when 1) trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for other than weekends and holidays, or 2) an emergency exists, as determined by the SEC, as a result of which a) disposal by a fund of securities owned by it is not reasonably practicable, b) it is not reasonably practicable for a fund to fairly determine the value of its net assets, or c) the SEC permits suspension for the protection of security holders.


If payments are delayed and the instruction is not canceled by the shareholder's written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay. The transaction occurs within five days thereafter.


In addition, payments on surrenders attributable to a premium payment made by check may be delayed up to 15 days. This permits payment to be collected on the check.


RESTRICTED TRANSFERS
Shares of each of the Accounts may be transferred to an eligible purchaser. However, if an Account is requested to transfer shares to other than an eligible purchaser, the Account has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Account must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven-day period.

FINANCIAL STATEMENTS
You will receive an annual financial statement for the Fund, audited by the Fund's independent registered public accounting firm, Ernst & Young LLP. That report is a part of this prospectus. You will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from audited financial statements that were audited by Ernst & Young LLP.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2004       2003       2002        2001          2000
                            ----       ----       ----        ----          ----
ASSET ALLOCATION ACCOUNT
------------------------
Net Asset Value,
 Beginning of Period..    $11.70      $9.82     $11.28      $12.02        $13.23
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.14       0.15       0.20        0.24          0.35
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.82       1.92      (1.66)      (0.71)        (0.17)
                            ----       ----      -----       -----         -----
 Total From Investment
            Operations      0.96       2.07      (1.46)      (0.47)         0.18
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.38)     (0.19)        --       (0.24)        (0.34)
 Distributions from
  Realized Gains......        --         --         --       (0.03)        (1.05)
    ----                                                     -----         -----
   Total Dividends and
         Distributions     (0.38)     (0.19)        --       (0.27)        (1.39)
    ----                   -----      -----                  -----         -----
Net Asset Value, End
 of Period............    $12.28     $11.70      $9.82      $11.28        $12.02
                          ======     ======      =====      ======        ======
Total Return /(a)/ ...      8.49%     21.61%    (12.94)%     (3.92)%        1.61%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $103,131    $98,006    $82,409    $101,904       $94,905
 Ratio of Expenses to
  Average Net Assets..      0.84%      0.85%      0.84%       0.85%         0.84%
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.19%      1.49%      1.79%       2.23%         2.67%
 Portfolio Turnover
  Rate................     127.0%     186.0%     255.3%      182.4%         67.8%

                            2004       2003       2002        2001          2000
                            ----       ----       ----        ----          ----
BALANCED ACCOUNT
----------------
Net Asset Value,
 Beginning of Period..    $13.31     $11.56     $13.73      $15.43        $15.41
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.31       0.27       0.34       0.40/(c)/      0.45
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.00       1.83      (2.11)      (1.42)/(c)/   (0.43)
                            ----       ----      -----       -----         -----
 Total From Investment
            Operations      1.31       2.10      (1.77)      (1.02)         0.02
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.28)     (0.35)     (0.40)      (0.47)           --
 Distributions from
  Realized Gains......        --         --         --       (0.21)           --
   -----                                                     -----
   Total Dividends and
         Distributions     (0.28)     (0.35)     (0.40)      (0.68)           --
   ----                    -----      -----      -----       -----
Net Asset Value, End
 of Period............    $14.34     $13.31     $11.56      $13.73        $15.43
                          ======     ======     ======      ======        ======
Total Return /(a)/ ...     10.05%     18.82%    (13.18)%     (6.96)%        0.13%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $126,548   $124,735   $110,545    $144,214      $167,595
 Ratio of Expenses to
  Average Net Assets..      0.63%      0.65%      0.61%       0.61%         0.60%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      0.63%      0.65%      0.62%         --            --
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.32%      2.23%      2.52%       2.73%/(c)/    2.74%
 Portfolio Turnover
  Rate................     128.3%     114.3%      87.8%      114.3%         62.6%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without fees paid indirectly.
/(c) /Effective January 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains/losses per share by $.01, and decrease the ratio of net investment income to average net assets by .08%. Financial highlights for prior periods have not been restated to reflect this change in presentation.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2004       2003       2002        2001           2000
                            ----       ----       ----        ----           ----
BOND ACCOUNT
------------
Net Asset Value,
 Beginning of Period..    $12.31     $12.32     $11.84      $11.78         $10.89
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.51       0.52       0.51       0.56/(c)/       0.85
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.08       0.02       0.54       0.35/(c)/       0.04
                            ----       ----       ----       ----            ----
 Total From Investment
            Operations      0.59       0.54       1.05        0.91           0.89
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.59)     (0.55)     (0.57)      (0.85)            --
    ----                   -----      -----      -----       -----
   Total Dividends and
         Distributions     (0.59)     (0.55)     (0.57)      (0.85)            --
    ----                   -----      -----      -----       -----
Net Asset Value, End
 of Period............    $12.31     $12.31     $12.32      $11.84         $11.78
                          ======     ======     ======      ======         ======
Total Return /(a)/ ...      4.98%      4.59%      9.26%       8.12%          8.17%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $286,684   $263,435   $232,839    $166,658       $116,216
 Ratio of Expenses to
  Average Net Assets..      0.47%      0.47%      0.49%       0.50%          0.51%
 Ratio of Net
  Investment Income to
  Average Net Assets..      4.23%      4.32%      5.02%       5.73%/(c)/     7.47%
 Portfolio Turnover
  Rate................     143.6%      82.1%      63.3%      146.1%          81.5%

                            2004       2003       2002        2001           2000
                            ----       ----       ----        ----           ----
CAPITAL VALUE ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $29.23     $23.60     $27.78      $30.72         $30.74
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.44       0.38       0.39        0.34           0.50
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      3.17       5.63      (4.18)      (2.80)          0.13
                            ----       ----      -----       -----           ----
 Total From Investment
            Operations      3.61       6.01      (3.79)      (2.46)          0.63
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.45)     (0.38)     (0.39)      (0.34)         (0.50)
 Distributions from
  Realized Gains......        --         --         --       (0.14)         (0.15)
    ----                                                     -----          -----
   Total Dividends and
         Distributions     (0.45)     (0.38)     (0.39)      (0.48)         (0.65)
                           -----      -----      -----       -----          -----
Net Asset Value, End
 of Period............    $32.39     $29.23     $23.60      $27.78         $30.72
                          ======     ======     ======      ======         ======
Total Return /(a)/ ...     12.36%     25.49%    (13.66)%     (8.05)%         2.16%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $265,580   $248,253   $206,541    $254,484       $283,325
 Ratio of Expenses to
  Average Net Assets..      0.60%      0.61%      0.61%       0.61%          0.60%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      0.60%      0.61%      0.61%         --             --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.47%      1.47%      1.45%       1.20%          1.54%
 Portfolio Turnover
  Rate................     183.3%     125.7%     142.6%       91.7%         141.8%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without fees paid indirectly.
/(c) /Effective January 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains/losses per share by $.01, and decrease the ratio of net investment income to average net assets by .08%. Financial highlights for prior periods have not been restated to reflect this change in presentation.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2004       2003       2002        2001        2000
                            ----       ----       ----        ----        ----
EQUITY GROWTH ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $14.73     $11.74     $16.29      $20.37      $23.89
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.09       0.06       0.03        0.01        0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.28       2.99      (4.54)      (2.82)      (2.73)
                            ----       ----      -----       -----       -----
 Total From Investment
            Operations      1.37       3.05      (4.51)      (2.81)      (2.71)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.08)     (0.06)     (0.04)      (0.02)         --
 Distributions from
  Realized Gains......        --         --         --       (1.25)      (0.81)
    ----                                                     -----       -----
   Total Dividends and
         Distributions     (0.08)     (0.06)     (0.04)      (1.27)      (0.81)
                           -----      -----      -----       -----       -----
Net Asset Value, End
 of Period............    $16.02     $14.73     $11.74      $16.29      $20.37
                          ======     ======     ======      ======      ======
Total Return /(a)/ ...      9.33%     25.95%    (27.72)%    (14.86)%    (11.71)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $280,700   $272,831   $219,044    $334,401    $383,139
 Ratio of Expenses to
  Average Net Assets..      0.72%      0.74%      0.77%       0.75%       0.73%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      0.77%      0.77%        --          --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.59%      0.47%      0.19%       0.06%       0.08%
 Portfolio Turnover
  Rate................     147.7%     130.9%     138.8%       88.8%       69.1%

                            2004       2003       2002        2001        2000
                            ----       ----       ----        ----        ----
EQUITY INCOME ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period
 /(c)/ ...............     $7.93      $7.26      $8.73      $12.43      $10.90
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.34       0.34       0.37        0.25        0.24
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.05       0.66      (1.47)      (3.70)       1.81
                            ----       ----      -----       -----        ----
 Total From Investment
            Operations      1.39       1.00      (1.10)      (3.45)       2.05
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.31)     (0.33)     (0.37)      (0.25)      (0.24)
 Distributions from
  Realized Gains......        --         --         --          --       (0.28)
    ----                                                                 -----
   Total Dividends and
         Distributions     (0.31)     (0.33)     (0.37)      (0.25)      (0.52)
                           -----      -----      -----       -----       -----
Net Asset Value, End
 of Period............     $9.01      $7.93      $7.26       $8.73      $12.43
                           =====      =====      =====       =====      ======
Total Return /(a)/ ...     17.60%     13.83%    (12.61)%    (27.70)%     19.18%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $44,572    $30,255    $25,079     $33,802     $43,725
 Ratio of Expenses to
  Average Net Assets..      0.62%      0.61%      0.62%       0.62%       0.63%
 Ratio of Net
  Investment Income to
  Average Net Assets..      4.13%      4.54%      4.40%       2.22%       2.32%
 Portfolio Turnover
  Rate................     137.2%      22.5%      66.4%      104.2%      146.7%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without fees paid indirectly.
/(c) /Effective March 1, 2004, Utilities Account changed its name to Equity
  Income Account.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2004       2003       2002        2001        2000
                            ----       ----       ----        ----        ----
GOVERNMENT SECURITIES ACCOUNT
-----------------------------
Net Asset Value,
 Beginning of Period..    $11.77     $12.00     $11.58      $11.43      $10.26
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.44       0.45       0.43        0.51        0.69
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.04)     (0.24)      0.55        0.32        0.48
                           -----      -----       ----        ----        ----
 Total From Investment
            Operations      0.40       0.21       0.98        0.83        1.17
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.53)     (0.44)     (0.52)      (0.68)         --
 Distributions from
  Realized Gains......        --         --      (0.04)         --          --
    ----                                         -----
   Total Dividends and
         Distributions     (0.53)     (0.44)     (0.56)      (0.68)         --
    ----                   -----      -----      -----       -----
Net Asset Value, End
 of Period............    $11.64     $11.77     $12.00      $11.58      $11.43
                          ======     ======     ======      ======      ======
Total Return /(a)/ ...      3.56%      1.84%      8.80%       7.61%      11.40%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $334,034   $368,564   $342,001    $193,254    $127,038
 Ratio of Expenses to
  Average Net Assets..      0.44%      0.44%      0.47%       0.49%       0.51%
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.82%      3.83%      4.87%       5.63%       6.33%
 Portfolio Turnover
  Rate................      67.2%     110.4%      33.8%       45.9%        4.3%

                            2004       2003       2002        2001        2000
                            ----       ----       ----        ----        ----
GROWTH ACCOUNT
--------------
Net Asset Value,
 Beginning of Period..    $10.95      $8.68     $12.24      $16.43      $23.56
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.07       0.03       0.02          --       (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.95       2.26      (3.58)      (4.19)      (2.29)
                            ----       ----      -----       -----       -----
 Total From Investment
            Operations      1.02       2.29      (3.56)      (4.19)      (2.31)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.03)     (0.02)        --          --          --
 Distributions from
  Realized Gains......        --         --         --          --       (4.82)
    ----                                                                 -----
   Total Dividends and
         Distributions     (0.03)     (0.02)        --          --       (4.82)
    ----                   -----      -----                              -----
Net Asset Value, End
 of Period............    $11.94     $10.95      $8.68      $12.24      $16.43
                          ======     ======      =====      ======      ======
Total Return /(a)/ ...      9.38%     26.46%    (29.07)%    (25.50)%    (10.15)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $134,956   $141,107   $124,079    $209,879    $294,762
 Ratio of Expenses to
  Average Net Assets..      0.60%      0.61%      0.61%       0.61%       0.60%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      0.60%      0.61%      0.61%         --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.67%      0.35%      0.18%       0.02%      (0.13)%
 Portfolio Turnover
  Rate................     122.4%      40.8%      27.3%       39.0%       83.5%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without fees paid indirectly.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2004       2003       2002        2001        2000
                            ----       ----       ----        ----        ----
INTERNATIONAL ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $11.48      $8.78     $10.51      $13.90      $15.95
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.17       0.13       0.10        0.09        0.10

 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.22       2.67      (1.78)      (3.46)      (1.48)
                            ----       ----      -----       -----       -----
 Total From Investment
            Operations      2.39       2.80      (1.68)      (3.37)      (1.38)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.12)     (0.10)     (0.05)      (0.02)      (0.08)
 Distributions from
  Realized Gains......        --         --         --          --       (0.59)
    ----                                                                 -----
   Total Dividends and
         Distributions     (0.12)     (0.10)     (0.05)      (0.02)      (0.67)
                           -----      -----      -----       -----       -----
Net Asset Value, End
 of Period............    $13.75     $11.48      $8.78      $10.51      $13.90
                          ======     ======      =====      ======      ======
Total Return /(a)/ ...     21.03%     32.33%    (16.07)%    (24.27)%     (8.34)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $226,753   $167,726   $119,222    $145,848    $190,440
 Ratio of Expenses to
  Average Net Assets..      0.96%      0.92%      0.92%       0.92%       0.90%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      0.97%      0.93%      0.93%         --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.39%      1.33%      1.03%       0.78%       0.81%
 Portfolio Turnover
  Rate................     170.1%     111.5%      82.2%       84.3%       99.9%

                            2004       2003       2002        2001       2000/(E)/
                            ----       ----       ----        ----       ----
INTERNATIONAL EMERGING MARKETS ACCOUNT
--------------------------------------
Net Asset Value,
 Beginning of Period..    $12.86      $8.24      $8.93       $9.37      $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.12       0.11       0.02        0.08        0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      3.04       4.60      (0.70)      (0.48)      (0.63)
                            ----       ----      -----       -----       -----
 Total From Investment
            Operations      3.16       4.71      (0.68)      (0.40)      (0.61)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.10)     (0.08)        --       (0.04)      (0.02)
 Tax Return of Capital
  Distributions /(c)/.        --      (0.01)     (0.01)         --          --
 Distributions from
  Realized Gains......     (1.14)        --         --          --          --
    ----                   -----
   Total Dividends and
         Distributions     (1.24)     (0.09)     (0.01)      (0.04)      (0.02)
                           -----      -----      -----       -----       -----
Net Asset Value, End
 of Period............    $14.78     $12.86      $8.24       $8.93       $9.37
                          ======     ======      =====       =====       =====
Total Return /(a)/ ...     24.89%     57.20%     (7.63)%     (4.24)%     (6.14)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $43,502    $23,972    $10,835      $6,964      $4,883
 Ratio of Expenses to
  Average Net Assets..      1.53%      1.71%      1.60%       1.35%       1.34%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...      1.55%      1.84%      2.26%       2.33%       1.65%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.87%      1.16%      0.39%       0.97%       1.06%/(g)/
 Portfolio Turnover
  Rate................     171.0%     112.4%     147.7%      137.4%       44.0%/(g)/



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without fees paid indirectly.
/(c) /See "Distributions to Shareholders" in Notes to Financial Statements. /(d) /Expense ratio without fees paid indirectly and the Manager's voluntary
  expense limit.   The expense limit was increased on May 1, 2002 and May 1,
  2003 and ceased on May 1, 2004.
/(e) /Period from October 24, 2000, date shares first offered, through December
  31, 2000.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2004      2003      2002           2001       2000
                           ----      ----      ----           ----       ----
INTERNATIONAL SMALLCAP ACCOUNT
------------------------------
Net Asset Value,
 Beginning of Period..   $13.73     $9.06    $10.84         $13.87     $16.66
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.11      0.10      0.08           0.04      (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     4.00      4.72     (1.83)         (3.07)     (1.89)
                           ----      ----     -----          -----      -----
 Total From Investment
            Operations     4.11      4.82     (1.75)         (3.03)     (1.93)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.12)    (0.15)    (0.03)            --         --
 Distributions from
  Realized Gains......       --        --        --             --      (0.86)
  ----                                                                  -----
   Total Dividends and
         Distributions    (0.12)    (0.15)    (0.03)            --      (0.86)
  ----                    -----     -----     -----                     -----
Net Asset Value, End
 of Period............   $17.72    $13.73     $9.06         $10.84     $13.87
                         ======    ======     =====         ======     ======
Total Return /(a)/ ...    30.20%    54.15%   (16.20)%       (21.85)%   (11.50)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $99,833   $66,242   $38,912        $43,674    $50,023
 Ratio of Expenses to
  Average Net Assets..     1.30%     1.33%     1.31%          1.41%      1.44%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.31%     1.33%     1.32%            --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.75%     1.00%     0.77%          0.32%     (0.26)%
 Portfolio Turnover
  Rate................    140.6%    128.9%     73.6%         123.8%     292.7%

                           2004      2003     2002/(D)/
                           ----      ----     ----
LARGECAP BLEND ACCOUNT
----------------------
Net Asset Value,
 Beginning of Period..   $10.37     $8.43    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.13      0.10      0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.92      1.90     (1.57)
                           ----      ----     -----
 Total From Investment
            Operations     1.05      2.00     (1.55)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.11)    (0.06)    (0.02)
 Distributions from
  Realized Gains......    (0.58)       --        --
  ----                    -----
   Total Dividends and
         Distributions    (0.69)    (0.06)    (0.02)
                          -----     -----     -----
Net Asset Value, End
 of Period............   $10.73    $10.37     $8.43
                         ======    ======     =====
Total Return /(a)/ ...    10.36%    23.76%   (15.47)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $90,751   $54,632   $13,927
 Ratio of Expenses to
  Average Net Assets..     0.76%     0.80%     1.00%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     0.78%     0.83%     1.10%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.23%     1.08%     0.86%/(f)/
 Portfolio Turnover
  Rate................     75.6%     56.2%     49.1%/(f)/



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without fees paid indirectly.
/(c) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit.  The expense limit ceased on May 1, 2004.
/(d) /Period from May 1, 2002, date operations commenced, through December 31,
  2002.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2004       2003       2002       2001      2000/(D)/
                            ----       ----       ----       ----      ----
LARGECAP GROWTH EQUITY ACCOUNT
------------------------------
Net Asset Value,
 Beginning of Period..     $4.47      $3.63      $5.44      $7.78     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.01         --      (0.02)     (0.03)        --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.13       0.84      (1.79)     (2.31)     (2.22)
                            ----       ----      -----      -----      -----
 Total From Investment
            Operations      0.14       0.84      (1.81)     (2.34)     (2.22)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.01)        --         --         --         --
  ------                   -----
   Total Dividends and
         Distributions     (0.01)        --         --         --         --
  ------                   -----
Net Asset Value, End
 of Period............     $4.60      $4.47      $3.63      $5.44      $7.78
                           =====      =====      =====      =====      =====
Total Return /(a)/ ...      3.16%     23.14%    (33.27)%   (30.08)%   (22.22)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $31,179    $24,677     $5,572     $5,172     $4,233
 Ratio of Expenses to
  Average Net Assets..      1.04%      1.16%      1.05%      1.10%      1.04%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      1.05%      1.19%      1.09%      1.11%      1.35%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.28%     (0.13)%    (0.49)%    (0.62)%    (0.22)%/(f)/
 Portfolio Turnover
  Rate................     141.8%      51.1%     183.8%     121.2%    217.60%/(f)/

                            2004       2003       2002       2001       2000
                            ----       ----       ----       ----       ----
LARGECAP STOCK INDEX ACCOUNT
----------------------------
Net Asset Value,
 Beginning of Period..     $8.06      $6.35      $8.29      $9.52     $10.71
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.14       0.10       0.08       0.08       0.10
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.70       1.70      (1.94)     (1.23)     (1.14)
                            ----       ----      -----      -----      -----
 Total From Investment
            Operations      0.84       1.80      (1.86)     (1.15)     (1.04)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.13)     (0.09)     (0.08)     (0.08)     (0.10)
 Distributions from
  Realized Gains......        --         --         --         --      (0.05)
  ------                                                               -----
   Total Dividends and
         Distributions     (0.13)     (0.09)     (0.08)     (0.08)     (0.15)
                           -----      -----      -----      -----      -----
Net Asset Value, End
 of Period............     $8.77      $8.06      $6.35      $8.29      $9.52
                           =====      =====      =====      =====      =====
Total Return /(a)/ ...     10.39%     28.32%    (22.44)%   (12.10)%    (9.67)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $158,237   $118,638    $72,949    $73,881    $59,626
 Ratio of Expenses to
  Average Net Assets..      0.37%      0.39%      0.39%      0.40%      0.40%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...      0.37%      0.39%      0.39%      0.41%      0.46%
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.64%      1.42%      1.22%      1.05%      1.01%
 Portfolio Turnover
  Rate................      20.5%      15.7%      15.1%      10.8%      11.0%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit.  The expense limit ceased on May 1, 2002.
/(c) /Expense ratio without the Manager's voluntary expense limit.
/(d) /Period from October 24, 2000, date shares first offered, through December
  31, 2000.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2004      2003        2002/(F)/
                           ----      ----        ----
LARGECAP VALUE ACCOUNT
----------------------
Net Asset Value,
 Beginning of Period..   $10.80     $8.52       $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.19      0.16         0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.22      2.23        (1.48)
                           ----      ----        -----
 Total From Investment
            Operations     1.41      2.39        (1.42)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.16)    (0.11)       (0.06)
 Distributions from
  Realized Gains......    (0.17)       --           --
  ----                    -----
   Total Dividends and
         Distributions    (0.33)    (0.11)       (0.06)
                          -----     -----        -----
Net Asset Value, End
 of Period............   $11.88    $10.80        $8.52
                         ======    ======        =====
Total Return /(a)/ ...    13.09%    28.05%      (14.24)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $80,721   $47,221      $13,186
 Ratio of Expenses to
  Average Net Assets..     0.75%     0.74%        0.96%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     0.76%     0.79%        1.00%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.65%     1.77%        1.79%/(e)/
 Portfolio Turnover
  Rate................     23.2%     17.1%         5.9%/(e)/

                           2004     2003/(C)/
                           ----     ----
LIMITED TERM BOND ACCOUNT
-------------------------
Net Asset Value,
 Beginning of Period..    $9.99    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.25      0.13
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.12)    (0.05)
                          -----     -----
 Total From Investment
            Operations     0.13      0.08
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --     (0.09)
  ----                              -----
   Total Dividends and
         Distributions       --     (0.09)
  ----                              -----
Net Asset Value, End
 of Period............   $10.12     $9.99
                         ======     =====
Total Return /(a)/ ...     1.30%     0.78%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $56,241   $20,552
 Ratio of Expenses to
  Average Net Assets..     0.53%     0.57%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...       --      0.57%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.53%     2.15%/(e)/
 Portfolio Turnover
  Rate................     34.8%      5.0%/(e)/



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit.  The expense limit ceased on May 1, 2004.
/(c) /Period from May 1, 2003, date operations commenced, through December 31,
  2003.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from May 1, 2002, date operations commenced, through December 31,
  2002.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2004        2003        2002        2001        2000
                            ----        ----        ----        ----        ----
MIDCAP ACCOUNT
--------------
Net Asset Value,
 Beginning of Period..    $37.56      $28.54      $32.09      $34.47      $36.90
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.39        0.35        0.30        0.24        0.10
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      6.05        9.01       (3.08)      (1.50)       4.76
                            ----        ----       -----       -----        ----
 Total From Investment
            Operations      6.44        9.36       (2.78)      (1.26)       4.86
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.39)      (0.34)      (0.30)      (0.24)      (0.10)
 Distributions from
  Realized Gains......     (3.98)         --       (0.47)      (0.88)      (7.19)
    ----                   -----                   -----       -----       -----
   Total Dividends and
         Distributions     (4.37)      (0.34)      (0.77)      (1.12)      (7.29)
                           -----       -----       -----       -----       -----
Net Asset Value, End
 of Period............    $39.63      $37.56      $28.54      $32.09      $34.47
                          ======      ======      ======      ======      ======
Total Return /(a)/ ...     17.76%      32.81%      (8.75)%     (3.71)%     14.59%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $395,304    $334,204    $248,986    $278,707    $286,681
 Ratio of Expenses to
  Average Net Assets..      0.59%       0.61%       0.62%       0.62%       0.62%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      0.59%       0.61%       0.62%         --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.02%       1.09%       0.98%       0.77%       0.28%
 Portfolio Turnover
  Rate................      38.9%       44.9%       67.9%       73.6%      139.6%

                            2004        2003        2002        2001        2000
                            ----        ----        ----        ----        ----
MIDCAP GROWTH ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..     $8.80       $6.26       $8.49      $10.46      $10.66
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     (0.03)      (0.03)      (0.04)      (0.05)       0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.07        2.57       (2.19)      (1.68)       0.77
                            ----        ----       -----       -----        ----
 Total From Investment
            Operations      1.04        2.54       (2.23)      (1.73)       0.79
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --          --          --          --       (0.02)
 Distributions from
  Realized Gains......        --          --          --       (0.24)      (0.97)
    ----                                                       -----       -----
   Total Dividends and
         Distributions        --          --          --       (0.24)      (0.99)
    ----                                                       -----       -----
Net Asset Value, End
 of Period............     $9.84       $8.80       $6.26       $8.49      $10.46
                           =====       =====       =====       =====      ======
Total Return /(a)/ ...     11.82%      40.58%     (26.27)%    (16.92)%      8.10%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $59,674     $54,288     $21,934     $27,838     $25,924
 Ratio of Expenses to
  Average Net Assets..      0.86%       0.91%       0.91%       0.97%       0.96%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...      0.92%       0.94%       0.92%         --        1.01%
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.30)%     (0.39)%     (0.55)%     (0.66)%      0.27%
 Portfolio Turnover
  Rate................      47.7%       67.5%       43.1%       55.2%      161.9%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without fees paid indirectly.
/(c) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit. The expense limit ceased on January 1, 2001.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2004       2003       2002        2001        2000
                            ----       ----       ----        ----        ----
MIDCAP VALUE ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..    $14.13     $10.48     $11.68      $12.57      $11.11
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.02       0.01         --        0.01          --

 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      3.10       3.81      (1.16)      (0.35)       3.12
                            ----       ----      -----       -----        ----
 Total From Investment
            Operations      3.12       3.82      (1.16)      (0.34)       3.12
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.01)     (0.01)        --       (0.01)         --
 Distributions from
  Realized Gains......     (1.86)     (0.16)     (0.04)      (0.54)      (1.66)
                           -----      -----      -----       -----       -----
   Total Dividends and
         Distributions     (1.87)     (0.17)     (0.04)      (0.55)      (1.66)
                           -----      -----      -----       -----       -----
Net Asset Value, End
 of Period............    $15.38     $14.13     $10.48      $11.68      $12.57
                          ======     ======     ======      ======      ======
Total Return /(a)/ ...     22.67%     36.49%     (9.96)%     (2.58)%     31.05%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $78,166    $52,054    $24,766     $11,778      $7,739
 Ratio of Expenses to
  Average Net Assets..      1.05%      1.05%      1.04%       1.36%       1.20%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      1.08%      1.08%      1.10%         --        1.29%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.11%      0.11%      0.03%       0.12%       0.02%
 Portfolio Turnover
  Rate................      59.2%      55.5%      75.3%      208.8%      233.2%

                            2004       2003       2002        2001        2000
                            ----       ----       ----        ----        ----
MONEY MARKET ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..    $1.000     $1.000     $1.000      $1.000      $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.009      0.007      0.014       0.039       0.059
                           -----      -----      -----       -----       -----
 Total From Investment
            Operations     0.009      0.007      0.014       0.039       0.059
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.009)    (0.007)    (0.014)     (0.039)     (0.059)
                          ------     ------     ------      ------      ------
   Total Dividends and
         Distributions    (0.009)    (0.007)    (0.014)     (0.039)     (0.059)
                          ------     ------     ------      ------      ------
Net Asset Value, End
 of Period............    $1.000     $1.000     $1.000      $1.000      $1.000
                          ======     ======     ======      ======      ======
Total Return /(a)/ ...      0.92%      0.74%      1.42%       3.92%       6.07%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $140,553   $151,545   $201,455    $180,923    $114,710
 Ratio of Expenses to
  Average Net Assets..      0.49%      0.49%      0.49%       0.50%       0.52%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.91%      0.74%      1.40%       3.70%       5.88%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit. The expense limit ceased on January 1, 2001.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2004      2003      2002       2001       2000
                            ----      ----      ----       ----       ----
REAL ESTATE SECURITIES ACCOUNT
------------------------------
Net Asset Value,
 Beginning of Period
 /(a)/ ...............    $14.90    $11.24    $10.77     $10.29      $8.20
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.39      0.49      0.35       0.42       0.44
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      4.66      3.87      0.48       0.47       2.09
                            ----      ----      ----       ----       ----
 Total From Investment
            Operations      5.05      4.36      0.83       0.89       2.53
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.35)    (0.42)    (0.35)     (0.41)     (0.44)
 Distributions from
  Realized Gains......     (1.72)    (0.28)    (0.01)        --         --
  ----                     -----     -----     -----
   Total Dividends and
         Distributions     (2.07)    (0.70)    (0.36)     (0.41)     (0.44)
                           -----     -----     -----      -----      -----
Net Asset Value, End
 of Period............    $17.88    $14.90    $11.24     $10.77     $10.29
                          ======    ======    ======     ======     ======
Total Return /(b)/ ...     34.53%    38.91%     7.72%      8.75%     30.97%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $146,022   $93,018   $46,358    $22,457    $17,261
 Ratio of Expenses to
  Average Net Assets..      0.90%     0.91%     0.92%      0.92%      0.99%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...      0.90%     0.92%       --         --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.37%     3.83%     3.99%      4.55%      5.29%
 Portfolio Turnover
  Rate................      58.8%     53.9%     54.4%      92.4%      44.7%

                            2004      2003      2002       2001       2000
                            ----      ----      ----       ----       ----
SMALLCAP ACCOUNT
----------------
Net Asset Value,
 Beginning of Period..     $7.97     $5.83     $8.03      $7.83     $10.74
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....        --      0.01      0.01         --       0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.58      2.14     (2.20)      0.20      (1.24)
                            ----      ----     -----       ----      -----
 Total From Investment
            Operations      1.58      2.15     (2.19)      0.20      (1.21)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --     (0.01)    (0.01)        --      (0.02)
 Distributions from
  Realized Gains......        --        --        --         --      (1.68)
  ------                                                             -----
   Total Dividends and
         Distributions        --     (0.01)    (0.01)        --      (1.70)
  ------                             -----     -----                 -----
Net Asset Value, End
 of Period............     $9.55     $7.97     $5.83      $8.03      $7.83
                           =====     =====     =====      =====      =====
Total Return /(b)/ ...     19.82%    36.82%   (27.33)%     2.55%    (11.73)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $85,115   $65,285   $32,201    $36,493    $30,006
 Ratio of Expenses to
  Average Net Assets..      0.86%     0.95%     0.97%      1.00%      0.90%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...      0.86%     0.95%     0.97%        --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.03%     0.09%     0.12%     (0.06)%     0.28%
 Portfolio Turnover
  Rate................     188.7%    162.9%    215.5%     154.5%     135.4%



/(a) /Effective March 1, 2004, Real Estate Account changed its name to Real
  Estate Securities Account.
/(b) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(c) /Expense ratio without fees paid indirectly.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2004       2003       2002       2001       2000
                            ----       ----       ----       ----       ----
SMALLCAP GROWTH ACCOUNT
-----------------------
Net Asset Value,
 Beginning of Period..     $8.36      $5.74     $10.60     $15.59     $19.56
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     (0.06)     (0.04)     (0.05)     (0.10)     (0.08)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.00       2.66      (4.81)     (4.89)     (2.67)
                            ----       ----      -----      -----      -----
 Total From Investment
            Operations      0.94       2.62      (4.86)     (4.99)     (2.75)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......        --         --         --         --      (1.22)
  ------                                                               -----
   Total Dividends and
         Distributions        --         --         --         --      (1.22)
  ------                                                               -----
Net Asset Value, End
 of Period............     $9.30      $8.36      $5.74     $10.60     $15.59
                           =====      =====      =====     ======     ======
Total Return /(a)/ ...     11.24%     45.64%    (45.85)%   (32.01)%   (13.91)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $63,453    $55,628    $32,754    $55,966    $68,421
 Ratio of Expenses to
  Average Net Assets..      0.99%      0.99%      0.95%      1.05%      1.02%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      1.01%      1.02%      1.06%        --       1.02%
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.70)%    (0.64)%    (0.68)%    (0.92)%    (0.49)%
 Portfolio Turnover
  Rate................      43.3%      54.1%     287.9%     152.2%      90.8%

                            2004       2003       2002       2001       2000
                            ----       ----       ----       ----       ----
SMALLCAP VALUE ACCOUNT
----------------------
Net Asset Value,
 Beginning of Period..    $15.04     $10.30     $11.37     $11.26     $10.06
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.03       0.06       0.06       0.09       0.13
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      3.37       5.14      (1.07)      0.60       2.17
                            ----       ----      -----       ----       ----
 Total From Investment
            Operations      3.40       5.20      (1.01)      0.69       2.30
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.03)     (0.05)     (0.06)     (0.09)     (0.12)
 Distributions from
  Realized Gains......     (1.58)     (0.41)        --      (0.49)     (0.98)
  ----                     -----      -----                 -----      -----
   Total Dividends and
         Distributions     (1.61)     (0.46)     (0.06)     (0.58)     (1.10)
                           -----      -----      -----      -----      -----
Net Asset Value, End
 of Period............    $16.83     $15.04     $10.30     $11.37     $11.26
                          ======     ======     ======     ======     ======
Total Return /(a)/ ...     23.08%     50.61%     (8.86)%     6.25%     23.87%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $107,206    $82,135    $44,217    $30,888    $17,358
 Ratio of Expenses to
  Average Net Assets..      1.12%      1.16%      1.28%      1.24%      1.16%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      1.13%      1.18%      1.29%        --       1.34%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.21%      0.50%      0.68%      0.95%      1.31%
 Portfolio Turnover
  Rate................      38.0%      54.0%      77.4%      67.8%     133.0%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit. The expense limit ceased on January 1, 2001.


                                      128




ADDITIONAL INFORMATION


Additional information about the Fund's (including the Fund's policy regarding the disclosure of portfolio securities) is available in the Statement of Additional Information dated April 29, 2005 and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information and the Fund's annual and semi-annual reports can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. In addition, the Fund's make its SAI and annual and semi-annual reports, free of charge, on http://www.principal.com. To request other information about the Account and to make shareholder inquiries, telephone 1-800-247-4123.


Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


The U.S. government does not insure or guarantee an investment in any of the Accounts. There can be no assurance that the Money Market Account will be able to maintain a stable share price of $1.00 per share.


Shares of the Accounts are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Accounts federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

           Principal Variable Contracts Fund, Inc. SEC File 811-01944

                       SUPPLEMENT DATED NOVEMBER 26, 2005
           TO THE PRINCIPAL VARIABLE CONTRACTS FUND, INC. PROSPECTUS
                              DATED APRIL 29, 2005

(Please note that not all of these Accounts are offered in all variable annuity and variable life contracts.)



LIMITED TERM BOND ACCOUNT
Effective November 21, 2005, all references to the "Limited Term Bond Account" are replaced with "Short-Term Bond Account." This reflects a change to the name of the Account which was approved by the Board of Directors.

LARGECAP STOCK INDEX ACCOUNT
Effective September 26, 2005, Mariateresa Monaco has joined the individual currently responsible for the day-to-day management of the LargeCap Stock Index Account


The portfolio managers for these funds operate as a team, sharing equal authority and responsibility for research and the day-to-day management of the portfolios.



MARIATERESA MONACO . Ms. Monaco is an associate portfolio manager at Principal. Joining Principal in 2005, she works with the asset allocation and indexed funds. Most recently, she was a quantitative equity analyst at Fidelity Management in Boston. During her 10-year career with Fidelity, she co-managed a family of institutional equity funds with $2 billion in assets. Ms. Monaco earned an MBA from the Sloan School of Management at the Massachusetts Institute of Technology and a Master's degree in Electrical Engineering from Northeastern University. She also earned a Master's degree in Electrical Engineering from Politecnico di Torino, Italy, and a diploma in Piano from the Conservatorio di Torino, Italy.


SMALLCAP VALUE ACCOUNT
Effective September 1, 2005, Mellon Equity Associates, LLP ("Mellon Equity") became an additional sub-advisor to the Account.

The description of the SmallCap Value Account is hereby replaced with the following:

SMALLCAP VALUE ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
The Account invests primarily in a diversified group of equity securities of small U.S. companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000/(R)/ Value Index (as of September 30, 2005, this range was between approximately $2 million and $3.7 billion)) at the time of purchase. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of such companies. Emphasis is given to those companies that exhibit value characteristics. Value securities generally have above average dividend yield and below average price to earnings (P/E) ratios. Up to 25% of the Account's assets may be invested in foreign securities.

The Sub-Advisor, Morgan, uses quantitative and fundamental research, systematic stock valuation and a disciplined portfolio construction process. It seeks to enhance returns and reduce the volatility in the value of the Account relative to that of the U.S. small company value universe, represented by the Russell 2000/(R)/ Value Index. Morgan continuously screens the small company universe to identify for further analysis those companies that exhibit favorable factor rankings. Such factors include Morgan's dividend discount model rankings, price-to-cashflow, earnings revisions, as well as positive price momentum. Morgan ranks these companies within economic sectors according to their relative attractiveness. Morgan then selects for purchase the companies it feels to be most attractive within each economic sector.

Under normal market conditions, the portion of the Account sub-advised by Morgan will have sector weightings comparable to that of the U.S. small company value universe though it may under or over-weight selected economic sectors. In addition, as a company moves out of the market capitalization range of the small company universe, it generally becomes a candidate for sale.


Morgan may also purchase securities issued as part of, or during a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition.


In selecting investments for the Account, the Sub-Advisor, Mellon Equity, uses a disciplined investment process that combines fundamental analysis and risk management with a multi-factor model that searches for undervalued stocks. A common definition of an undervalued stock is one selling at a low price relative to its profits and prospective earnings growth. The stock evaluation process uses several different characteristics, including changes in earnings estimates and change in price-to-earnings ratios, in an attempt to identify value among individual stocks.


Rather than using broad economic or market trends, Mellon Equity selects stocks on a company by company basis. To ensure ample diversification, the portion of the Account's assets managed by Mellon Equity are allocated among industries and economic sectors in similar proportions to those of the Index. The portfolio is generally kept broadly diversified in an attempt to capture opportunities that may be realized quickly during periods of above-average market volatility. By maintaining such a diversified stance, stock selection drives performance.


Since the Account has a long-term investment perspective, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading.


MAIN RISKS
The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. If the investor sells Account shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth and willing to accept volatile fluctuations in the value of their investment. The Account is not designed for investors seeking income or conservation of capital.

                                       2
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.



                                 ACCOUNTS OF THE FUND
                                 --------------------
          ASSET ALLOCATION ACCOUNT              INTERNATIONAL SMALLCAP ACCOUNT
          BALANCED ACCOUNT                      LARGECAP GROWTH EQUITY ACCOUNT
          BOND ACCOUNT                          LARGECAP STOCK INDEX ACCOUNT
          CAPITAL VALUE ACCOUNT                 MIDCAP ACCOUNT
          DIVERSIFIED INTERNATIONAL ACCOUNT     MIDCAP GROWTH ACCOUNT
           (previously International Account)   MIDCAP VALUE ACCOUNT
          EQUITY GROWTH ACCOUNT                 MONEY MARKET ACCOUNT
          EQUITY INCOME ACCOUNT                 REAL ESTATE SECURITIES ACCOUNT
          GOVERNMENT SECURITIES ACCOUNT         SMALLCAP ACCOUNT
          GROWTH ACCOUNT                        SMALLCAP GROWTH ACCOUNT
          INTERNATIONAL EMERGING MARKETS        SMALLCAP VALUE ACCOUNT
          ACCOUNT




This Prospectus describes a mutual fund organized by Principal Life Insurance Company/(R)/ ("Principal Life"). The Fund provides a choice of investment objectives through the Accounts listed above.





                 The date of this Prospectus is April 29, 2005.

                               TABLE OF CONTENTS

ACCOUNT DESCRIPTIONS....................................................3
  Asset Allocation Account..............................................5

  Balanced Account......................................................8

  Bond Account..........................................................11

  Capital Value Account.................................................14

  Diversified International (f/k/a International) Account...............17

  Equity Growth Account.................................................20

  Equity Income Account.................................................23

  Government Securities Account.........................................26

  Growth Account........................................................29

  International Emerging Markets Account................................31

  International SmallCap Account........................................33

  LargeCap Growth Equity Account........................................35

  LargeCap Stock Index Account..........................................37

  MidCap Account........................................................40

  MidCap Growth Account.................................................43

  MidCap Value Account..................................................46

  Money Market Account..................................................48

  Real Estate Securities Account........................................51

  SmallCap Account......................................................54

  SmallCap Growth Account...............................................56

  SmallCap Value Account................................................59


CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS.........................62

PRICING OF ACCOUNT SHARES...............................................67

DIVIDENDS AND DISTRIBUTIONS.............................................67

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE..........................68
  The Manager...........................................................68

  The Sub-Advisors......................................................69

  Duties of the Manager and Sub-Advisors................................76

  Fees Paid to the Manager..............................................76

  Fees Paid to the Sub-Advisor..........................................76


GENERAL INFORMATION ABOUT AN ACCOUNT....................................77
  Frequent Trading and Market-Timing (Abusive Trading Practices)........77

  Eligible Purchasers...................................................78

  Shareholder Rights....................................................78

  Non-Cumulative Voting.................................................79

  Purchase of Account Shares............................................79

  Sale of Account Shares................................................79

  Restricted Transfers..................................................80

  Financial Statements..................................................80


FINANCIAL HIGHLIGHTS....................................................80

ADDITIONAL INFORMATION..................................................92

ACCOUNT DESCRIPTIONS


The Principal Variable Contracts Fund (the "Fund") is made up of Accounts. Each Account has its own investment objective. Principal Management Corporation*, the "Manager" of the Fund, has selected a Sub-Advisor for certain Accounts based on the Sub-Advisor's experience with the investment strategy for which it was selected. The Manager seeks to provide a wide range of investment approaches through the Fund.


The Sub-Advisors are:
.. Columbus Circle Investors ("CCI")
.. Emerald Advisors, Inc. ("Emerald")
.. Grantham, Mayo, Van Otterloo & Co. LLC ("GMO")
.. J.P. Morgan Investment Management Inc. ("Morgan")
.. Mellon Equity Associates, LLP ("Mellon Equity")
.. Morgan Stanley Investment Management Inc. ("MSIM Inc.")
.. Neuberger Berman Management Inc. ("Neuberger Berman")
.. Principal Global Investors, LLC ("Principal")*
.. UBS Global Asset Management (Americas) Inc. ("UBS Global AM")
  * CCI, Principal, Principal Management Corporation, Princor Financial Services Corporation ("Princor") and Principal Life are members of the Principal Financial Group/(R)/.


In the description for each Account, there is important information about the
Account's:


MAIN STRATEGIES AND RISKS
These sections summarize how each Account intends to achieve its investment objective. The Account's primary investment strategy (including the type or types of securities in which the Account invests) is discussed. In addition, there is a discussion of any policy of the Account to concentrate in securities of issuers in a particular industry or group of industries.

A description of the main risks is included with the discussion of each Account. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


Each Account is designed to be a portion of an investor's portfolio. None of the Accounts is intended to be a complete investment program. You should consider the risks of each Account before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS
A bar chart and a table are included with each Account that has annual returns for a full calendar year. They show the Account's annual returns and its long-term performance. The chart shows how the Account's performance has varied from year-to-year. The table compares the Account's performance over time to that of:
.. a broad-based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

An Account's past performance is not necessarily an indication of how the Account will perform in the future.


Call the Principal Variable Contracts Funds at 1-800-247-4123 to get the current 7-day yield for the Money Market

Account.


FEES AND EXPENSES
The annual operating expenses for each Account are deducted from that Account's assets (stated as a percentage of Account assets) and are shown as of the end of the most recent fiscal year. An Account's operating expenses are shown with each Account. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing." The fees and expenses shown do not include the effect of any separate account expenses or other contract level expenses. If such charges were included, overall expenses would be higher and would lower performance.

The examples are intended to help you compare the cost of investing in a particular Account with the cost of investing in other mutual funds. The examples assume you invest $10,000 in an Account for the time periods indicated. The examples also assume that your investment has a 5% total return each year and that the Account's operating expenses are the same as the expenses shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown.


NOTES:

.. No salesperson, dealer or other person is authorized to give information or make representations about an Account other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Variable Contracts Funds, an Account, the Manager or any Sub-Advisor.
.. Investments in these Accounts are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ASSET ALLOCATION ACCOUNT
The Account seeks to generate a total investment return consistent with preservation of capital.

MAIN STRATEGIES
The Account invests in a portfolio of securities that is broadly diversified by asset class, global region, country, economic sector, and currency. The Portfolio Manager makes the Account's broad asset allocation decisions and delegates responsibility for selection specific individual securities to the internal, active management teams of the Sub-Advisor, MSIM Inc.

In deciding how to allocate the Account's assets, MSIM Inc. assesses three sets of factors:
.. the relative value of the stock, bond and money markets in the various regions, countries and economic sectors;
.. the long-term dynamic forces that are driving economies, economic sectors, and companies; and
.. the short-term technical forces that are affecting market pricing.
Factors evaluated include growth rates in gross domestic product, inflation and corporation earnings, labor market conditions, interest rate levels, sales growth, return on equity, dividend yields, price to book ratios and currency valuations.

From time-to-time, MSIM Inc. changes the Account's allocation of assets in various ways, including by asset class, by global region, by country, by economic sector and by currency, in order to keep the portfolio in alignment with global investment outlook.


Allocation among asset classes is designed to lessen overall investment risk by diversifying the Account's assets among different types of investments in different markets. MSIM Inc. reallocates among asset classes and eliminates asset classes for a period of time, when in its judgement the shift offers better prospects of achieving the investment objective of the Account. Under normal market conditions, abrupt reallocations among asset classes will not occur.


MSIM Inc. does not allocate a specific percentage of the Account's assets to a class. Over time, it expects the asset mix to be within the following ranges:
.. 25% to 75% in equity securities;
.. 20% to 60% in fixed-income securities; and .. 0% to 40% in money market instruments.
The Account may invest up to 100% of its assets in foreign securities.

Allowable instruments include individual securities (stocks (without regard to the market capitalization of the issuing company) and bonds), equity and interest rate futures, currency forward contracts, futures contracts, Exchange Traded Funds, fixed-income TRAINS and listed options. The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition. MSIM Inc. may utilize currency contracts, currency or index futures or other derivatives for hedging or other purposes, including modifying the Account's exposure to various currency, equity or fixed-income market.

MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.

CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS).



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



HEDGING STRATEGIES . Use of forward foreign currency exchange contracts, currency or index futures or other derivatives involves risks. The contracts may increase the Account's volatility and, thus, could involve a significant risk. If the Sub-Advisor's predictions are inaccurate, the averse consequences to the Account (e.g., a reduction in the


Account's net asset value) may leave the Account in a worse position than if these strategies were not used.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.



U.S. GOVERNMENT SPONSORED SECURITIES . The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs and may have an adverse impact on the Account's performance.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking a moderate risk approach towards long-term growth. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"   20.66
"1996"   12.92
"1997"   18.19
"1998"    9.18
"1999"   19.49
"2000"    1.61
"2001"   -3.92
"2002"  -12.94
"2003"   21.61
"2004"    8.49         The Account's highest/lowest quarterly returns
                       during this time period were:
                               HIGHEST Q2 '03  12.11%
                               LOWEST  Q3 '02  -12.41%

The year-to-date return as of March 31, 2005 is -1.99%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 ASSET ALLOCATION
 ACCOUNT ..............
                             8.49         2.32           8.95             8.49
 S&P 500 Index ........     10.87        -2.30          12.07
 Lehman Brothers
 Aggregate Bond Index .      4.34         7.71           7.72
 MSCI EAFE (Europe,
 Australia, Far East)
 Index - ND ...........     20.25        -1.13           5.62
 Morningstar Moderate
 Allocation Category
 Average ..............      8.62         2.17           9.24
 * The Account's SEC effective date was June 1, 1994.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.80
 Other Expenses..................    0.04
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.84


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------
                                                1     3     5      10
 ASSET ALLOCATION
 ACCOUNT                                     $86   $268  $466  $1,037

BALANCED ACCOUNT
The Account seeks to generate a total return consisting of current income and capital appreciation.

MAIN STRATEGIES
The Account seeks growth of capital and current income by investing primarily in common stocks and corporate bonds. It may also invest in other equity securities, government bonds and notes (obligations of the U.S. government or its agencies or instrumentalities) and cash. Though the percentages in each category are not fixed, common stocks generally represent 40% to 70% of the Account's assets. The remainder of the Account's assets is invested in bonds and cash.

In making its selection of common stocks, the Sub-Advisor, Principal, looks for companies that have predictable earnings and which, based on growth prospects, it believes are undervalued in the marketplace. Principal buys stocks with the objective of long-term capital appreciation. From time to time, Principal purchases stocks with the expectation of price appreciation over the short-term. In response to changes in economic conditions, Principal may change the make-up of the portfolio and emphasize different market sectors by buying and selling the portfolio's stocks. The Account may invest up to 10% of its assets in securities of foreign companies.


Fixed-income securities are purchased to generate income and for capital appreciation purposes when Principal thinks that declining interest rates may increase market value. Deep discount bonds (those which sell at a substantial discount from their face amount) are also purchased to generate capital appreciation. The Account may invest in bonds with speculative characteristics but does not intend to invest more than 10% of its assets in securities rated below BBB by Standard & Poor's Rating Service or Baa by Moody's Investors Service, Inc. Fixed-income securities that are not investment grade are commonly referred to as "junk bonds" or high yield securities.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as "junk bonds" or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS)



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



U.S. GOVERNMENT SPONSORED SECURITIES . The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Account.


Because the Account invests in both stocks and bonds, the Account may under perform stock funds when stocks are in favor and under perform bond funds when bonds are in favor. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking current income as well as long-term growth of capital.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"  24.58
"1996"  13.13
"1997"  17.93
"1998"  11.91
"1999"   2.40
"2000"   0.13
"2001"  -6.96
"2002" -13.18
"2003"  18.82
"2004"  10.05              The Account's highest/lowest quarterly returns
                           during this time period were:
                               HIGHEST Q2 '03  9.82%
                               LOWEST  Q3 '02  -9.61%

The year-to-date return as of March 31, 2005 is -0.72%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 BALANCED ACCOUNT .....
                            10.05         1.13           7.25             8.53
 60% S&P 500 Index/40%
 Lehman Brothers
 Aggregate Bond
 Index.................      8.32         1.97          10.65
 Morningstar Moderate
 Allocation Category
 Average ..............      8.62         2.17           9.24
 * The Account's SEC effective date was December 18, 1987.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.59
 Other Expenses..................    0.04
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.63


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                          1     3     5    10
 BALANCED ACCOUNT                      $64   $202  $351  $786

BOND ACCOUNT
The Account seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

MAIN STRATEGIES
Under normal circumstances, the Account invests at least 80% of its assets in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"). The Account considers the term "bond" to mean any debt security. Under normal circumstances, the Account invests in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;
.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody's or, if not rated, in the opinion of the Manager of comparable quality; and
.. securities issued or guaranteed by the governments of Canada (provincial or federal government) or the United Kingdom payable in U.S. dollars.

The rest of the Account's assets may be invested in:
.. preferred and common stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
.. securities rated less than the four highest grades of S&P or Moody's (i.e.
  less than investment grade (commonly known as "junk bonds")) but not lower than CCC- (S&P) or Caa (Moody's).
Under unusual market or economic conditions, the Account may invest up to 100% of its assets in cash and cash equivalents.

The Account may actively trade securities in an attempt to achieve its investment objective.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


MUNICIPAL SECURITIES . Principal and interest payments of municipal securities may not be guaranteed by the issuing body and may be payable only from monies derived from a particular source. If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and may be temporarily affected by large purchases and sales, including those of the Account. General conditions in the financial markets and the size of a particular offering may also negatively affect the returns of a municipal security.



MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Account.



U.S. GOVERNMENT SPONSORED SECURITIES . The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


PORTFOLIO DURATION. . The average portfolio duration of the Account normally varies within a three- to six-year time frame based on the Manager's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Account is three years, a change of 1% in the market's yield results in a change of approximately 3% in the value of the Account's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration .




INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS).



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs and may have an adverse impact on the Account's performance.The portfolio turnover rate for the Account for the twelve month period ended December 31, 2004 was 143.6%.


As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"   22.17
"1996"    2.36
"1997"    10.6
"1998"    7.69
"1999"   -2.59
"2000"    8.17
"2001"    8.12
"2002"    9.26
"2003"    4.59
"2004"    4.98            The Account's highest/lowest quarterly returns
                          during this time period were:
                               HIGHESTQ2 '958.25%
                               LOWEST Q1 '96-3.24%

The year-to-date return as of March 31, 2005 is -0.48%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 BOND ACCOUNT .........
                            4.98          7.01          7.37              8.00
 Lehman Brothers
 Aggregate Bond Index .     4.34          7.71          7.72
 Morningstar
 Intermediate-Term Bond
 Category Average......     3.81          6.83          6.92
 * The Account's SEC effective date was December 18, 1987.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.46
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.47


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------
                                            1     3     5    10
 BOND ACCOUNT                            $48   $151  $263  $591

CAPITAL VALUE ACCOUNT
The Account seeks to provide long-term capital appreciation and secondarily growth of investment income.

MAIN STRATEGIES
The Account invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index (as of March 31, 2005 this range was between approximately $511 million and $389.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 20% of Account assets may be invested in foreign securities.

The Account invests in stocks that, in the opinion of the Sub-Advisor, Principal, are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Account are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on four key elements:
.. determination that a stock is selling below its fair market value;
.. early recognition of changes in a company's underlying fundamentals;
.. evaluation of the sustainability of fundamental changes; and .. by monitoring a stock's behavior in the market, evaluation of the timeliness of the investment.

Principal focuses on its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weights of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark. The Account may actively trade securities in an attempt to achieve its investment objective.


MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs and may have an adverse impact on the Account's performance. The portfolio turnover rate for the Account for the twelve month period ended December 31, 2004 was 183.3%.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"    31.91
"1996"    23.50
"1997"    28.53
"1998"    13.58
"1999"    -4.29
"2000"     2.16
"2001"    -8.05
"2002"   -13.66
"2003"    25.49
"2004"    12.36       The Account's highest/lowest quarterly returns
                      during this time period were:
                               HIGHEST Q2 '03  15.52%
                               LOWEST  Q3 '02  -15.10%

The year-to-date return as of March 31, 2005 is 0.44%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 CAPITAL VALUE ACCOUNT
                            12.36         2.72          10.04             12.07
 Russell 1000 Value
 Index.................     16.49         5.27          13.83
 Morningstar Large
 Value Category Average     12.91         4.35          11.35
 * The Account's SEC effective date was May 13, 1970.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.60
 Other Expenses..................    0.00
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.60


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------
                                               1     3     5    10
 CAPITAL VALUE ACCOUNT                      $61   $192  $335  $750

DIVERSIFIED INTERNATIONAL ACCOUNT (PREVIOUSLY INTERNATIONAL ACCOUNT)
The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

MAIN STRATEGIES
The Account invests in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Account invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Account has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However, under normal market conditions, the Account intends to have at least 80% of its assets invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Account does not intend to invest in equity securities of U.S. companies.


Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia (Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.


In choosing investments for the Account, the Sub-Advisor, Principal, pays particular attention to the long-term earnings prospects of the various companies under consideration. Principal then weighs those prospects relative to the price of the security. Principal invests in securities of companies without regard to the company's market capitalization. (Market capitalization is defined as total current market value of a company's outstanding common stock.)


The Account may actively trade securities in an attempt to achieve its investment objective.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same rage of opportunities as more developed countries companies in more developed countries.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs and may have an adverse impact on the Account's performance.The portfolio turnover rate for the Account for the twelve month period ended December 31, 2004 was 170.1%.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"   14.17
"1996"   25.09
"1997"   12.24
"1998"    9.98
"1999"   25.93
"2000"   -8.34
"2001"  -24.27
"2002"  -16.07
"2003"   32.33
"2004"    21.03               The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q2 '03  17.25%
                               LOWEST  Q3 '02  -18.68%

The year-to-date return as of March 31, 2005 is 0.62%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 DIVERSIFIED
 INTERNATIONAL ACCOUNT.     21.03        -1.38          7.55              6.72
 MSCI EAFE (Europe,
 Australia, Far East)
 Index - ND ...........     20.25        -1.13          5.62
 Morningstar Foreign
 Large Blend Category
 Average ..............     17.59        -2.93          6.39
 * The Account's SEC effective date was May 2, 1994.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.85
 Other Expenses..................    0.12
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.97


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------
                                                  1     3     5      10
 DIVERSIFIED INTERNATIONAL ACCOUNT             $99   $309  $536  $1,190

EQUITY GROWTH ACCOUNT
The Account seeks to provide long-term capital appreciation by investing primarily in equity securities.

MAIN STRATEGIES
The Account seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that exhibit strong growth and free cash flow potential. These companies are generally characterized as "growth" companies. Under normal market conditions, the Account invests at least 80% of its net assets in equity securities of companies with market capitalizations within the range of companies in the Russell 1000 Growth Index (as of March 31, 2005, this range was between approximately $501 million and $380.6 billion) at the time of purchase. The Account's investments in foreign companies will be limited to 25% of its total assets. The Account may also purchase futures and options, in keeping with Account objectives.

The Sub-Advisor, T. Rowe Price, generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.


In pursuing its investment objective, the Sub-Advisor has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Sub-Advisor believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


The Account may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities. The Account may actively trade securities in an attempt to achieve its investment objective.


Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing fund overall exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices, and foreign currencies.


MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is affected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more vulnerable than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the

Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Investments in futures and options, if any, are subject to additional volatility and potential losses.



HEDGING STRATEGIES . The Account may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Account may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Account. However, the Account's performance could be worse than if the Account had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Account total return; and the potential loss from the use of futures can exceed a Account's initial investment in such contracts.



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs and may have an adverse impact on the Account's performance.The portfolio turnover rate for the Account for the twelve month period ended December 31, 2004 was 147.7%.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

T. Rowe Price became the Sub-Advisor to the Account on August 24, 2004.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"    44.19
"1996"    28.05
"1997"    30.86
"1998"    18.95
"1999"    39.50
"2000"   -11.71
"2001"   -14.86
"2002"   -27.72
"2003"    25.95
"2004"     9.33               The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHESTQ4 '9822.68%
                               LOWEST Q1 '01-18.25%

The year-to-date return as of March 31, 2005 is -6.68%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 EQUITY GROWTH ACCOUNT
                            9.33         -5.64          11.61             11.21
 Russell 1000 Growth
 Index.................     6.30         -9.29           9.59
 Morningstar Large
 Growth Category
 Average ..............     7.64         -7.64           9.00
 * The Account's SEC effective date was June 1, 1994.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.76
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.77


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------
                                               1     3     5    10
 EQUITY GROWTH ACCOUNT                      $79   $246  $428  $954

EQUITY INCOME ACCOUNT
The Account seeks to achieve high current income and long-term growth of income and capital.

MAIN STRATEGIES
The Account seeks to achieve its objective by investing primarily in equity securities (such as common stocks), preferred securities, shares of real estate investment trusts (REITs) and convertible securities. In selecting securities, the Sub-Advisor, Principal, places an emphasis on securities with potentially high dividend yields. Under normal market conditions, the Account invests at least 80% of its assets in equity securities. In addition, under normal market conditions, at least 25% of the assets of the Account are invested in securities of companies in the utilities industry with no policy to concentrate its assets in any segment of the utilities industry. The Account may invest up to 20% of its assets in securities of foreign companies.

When determining how to invest the Account's assets in equity securities, Principal seeks stocks that it believes are undervalued in the marketplace at the time of purchase. Securities for the Account are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on:
.. the determination that a stock is selling below its fair market value;
.. an early recognition of changes in a company's underlying fundamentals;
.. an evaluation of the sustainability of fundamental changes; and .. monitoring a stock's behavior in the market.

In selecting preferred securities for the Account, Principal focuses on the financial services industry (i.e., banking, insurance and commercial finance). For a security to be considered for the Account, Principal will assess the credit risk within the context of the yield available on the preferred security. The sub-advisor also may consider whether the companies' securities have a favorable income-paying history and whether income payments are expected to continue to increase.

REITs are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. In selecting REITs for the Account, Principal focuses on equity REITs which primarily own property and generate revenue from rental income. Principal seeks to diversify the Account's REIT holdings by property types (e.g. apartment REITs, mall REITs, office and industrial REITs).

MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



INTEREST RATE CHANGES . Changes in interest rates may adversely affect the value of an investor's securities. When interest rates rise, the value of preferred securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of preferred securities. Some investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.



PREPAYMENT OR CALL RISK . Some investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.

SECTOR RISK . Because the Account invests at least 25% of its assets in utility securities, the Account is also subject to sector risk; that is, the possibility that the utilities sector may under perform other sectors or the market as a whole. As Principal allocates more of the Account's portfolio holdings to the utilities sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector. The share price of the Account may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



EQUITY REITS . Equity REITs are affected by the changes in the value of the properties owned by the trust. In addition, they:
.. may not be diversified with regard to the types of tenants (thus subject to business developments of the tenant(s));
.. may not be diversified with regard to the geographic locations of the properties (thus subject to regional economic developments); and .. are subject to cash flow dependency of its tenants.

The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account may be an appropriate investment for investors who seek dividends to generate income or to be reinvested for growth and accept fluctuations in the value of investments.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999"    2.29
"2000"   19.18
"2001"  -27.70
"2002"  -12.61
"2003"   13.83
"2004"   17.60                 The Account's highest/lowest quarterly returns
                               during this time period were:
                                 HIGHESTQ3 '0018.18%
                                 LOWEST Q3 '01-16.65%

The year-to-date return as of March 31, 2005 is -1.00%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                                      PAST 1 YEAR           PAST 5 YEARS           PAST 10 YEARS             LIFE OF ACCOUNT*
 EQUITY INCOME ACCOUNT .........
                                         17.60                   0.16                    N/A                       2.64
 Russell 1000 Value Index/(1)/ .         16.49                   5.27                  13.83
 Lehman Brothers Aggregate Bond
 Index..........................          4.34                   7.71                   7.72
 S&P 500 Index .................         10.87                  -2.30                  12.07
 Morningstar Moderate Allocation
 Category Average...............          8.62                   2.17                   9.24
 * The Account's SEC effective date was May 1, 1998.
 (1)
  The index against which the Account measures its performance is now the Russell 1000 Value Index. The Manager, the sub-adviser and the portfolio manager believe this index is the single most representative measure of the Account's performance given that the fund invests a larger proportion of its assets in equity securities of the type included in this index than in any other type of security. The previous index, a 50/ 50 blend of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index, is less appropriate because the Account invests no more than 20 percent of its assets in fixed income securities and because the
  Account's equity securities have a greater value orientation than represented by the S&P 500 Index.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.60
 Other Expenses..................    0.02
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.62


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------
                                               1     3     5    10
 EQUITY INCOME ACCOUNT                      $63   $199  $346  $774

GOVERNMENT SECURITIES ACCOUNT
The Account seeks a high level of current income, liquidity and safety of principal.

MAIN STRATEGIES
The Account seeks to achieve its investment objective by investing primarily (at least 80% of its assets) in securities that are issued by the U.S. Government, its agencies or instrumentalities. The Account may invest in mortgage-backed securities representing an interest in a pool of mortgage loans. These securities are rated AAA by Standard & Poor's Corporation or Aaa by Moody's Investor Services, Inc. or, if unrated, determined by the Sub-Advisor, Principal, to be of equivalent quality.

The Account relies on the professional judgment of Principal to make decisions about the Account's portfolio securities. The basic investment philosophy of Principal is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when Principal believes they no longer represent good long-term value.


The Account may also hold cash and cash equivalents. The size of the Account's cash position depends on various factors, including market conditions and purchases and redemptions of Account shares. A large cash position could impact the ability of the Account to achieve its objective but it also would reduce the Account's exposure in the event of a market downturn and provide liquidity to make additional investments or to meet redemptions.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


U.S. GOVERNMENT SECURITIES . U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Account's securities do not affect interest income on securities already held by the Account, but are reflected in the Account's price per share. Since the magnitude of these fluctuations generally is greater at times when the Account's average maturity is longer, under certain market conditions the Account may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.


INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



U.S. GOVERNMENT SPONSORED SECURITIES . The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates and potentially increasing the volatility of the Account.


In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Account to experience a loss of some or all of the premium.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"   19.07
"1996"    3.35
"1997"   10.39
"1998"    8.27
"1999"   -0.29
"2000"   11.40
"2001"    7.61
"2002"    8.80
"2003"    1.84
"2004"    3.56           The Account's highest/lowest quarterly returns
                         during this time period were:
                               HIGHEST Q2 '95   6.17%
                               LOWEST  Q1 '96  -1.90%

The year-to-date return as of March 31, 2005 is -0.59%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 GOVERNMENT SECURITIES
 ACCOUNT ..............
                            3.56          6.59          7.27              7.61
 Lehman Brothers
 Government/Mortgage
 Index.................     4.08          7.30          7.48
 Morningstar
 Intermediate
 Government Category
 Average ..............     3.39          6.31          6.47
 * The Account's SEC effective date was April 9, 1987.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.44
 Other Expenses..................    0.00
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.44


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------
                                             1         3         5        10
 GOVERNMENT SECURITIES
 ACCOUNT                                 $45      $141      $246      $555

GROWTH ACCOUNT
The Account seeks long-term growth of capital through the purchase primarily of common stocks, but the Account may invest in other securities.

MAIN STRATEGIES
The Account invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index (as of March 31, 2005 this range was between approximately $501 million and $380.6 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Sub-Advisor, CCI, uses a bottom-up approach (focusing on individual stock selection rather than forecasting stock market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on fundamental analysis of a company relative to other companies with the focus being on CCI's assessment of current and future sales growth and operating margins. Companies meeting these criteria typically have progressed beyond the development stage and are focused on growing the business. Up to 10% of Account assets may be invested in foreign securities.


CCI places strong emphasis on companies it believes are guided by high quality management teams with a proven ability to execute. In addition, the Account attempts to identify and emphasize those companies that are market leaders possessing the ability to control pricing and margins in their respective industries. CCI constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

CCI became the Sub-Advisor to the Account on January 3, 2005.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"  25.62
"1996"  12.51
"1997"  26.96
"1998"  21.36
"1999"  16.44
"2000" -10.15
"2001" -25.50
"2002" -29.07
"2003"  26.46
"2004"   9.38                The Account's highest/lowest quarterly returns
                          during this time period were:
                               HIGHEST Q4 '98  21.35%
                               LOWEST  Q1 '01 -23.55%


The year-to-date return as of March 31, 2005 is -1.40%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 GROWTH ACCOUNT .......
                            9.38         -8.07          5.23              5.42
 Russell 1000 Growth
 Index.................     6.30         -9.29          9.59
 Morningstar Large
 Growth Category
 Average ..............     7.64         -7.64          9.00
 * The Account's SEC effective date was May 2, 1994.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.60
 Other Expenses..................    0.00
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.60


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------
                                         1     3     5    10
 GROWTH ACCOUNT                       $61   $192  $335  $750

INTERNATIONAL EMERGING MARKETS ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of issuers in emerging market countries.

MAIN STRATEGIES
The Account seeks to achieve its objective by investing in common stocks of companies in emerging market countries. For this Account, the term "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World Bank) and the International Financial Corporation). These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. Principal, the Sub-Advisor, focuses on those emerging market countries that it believes have strongly developing economies and markets which are becoming more sophisticated.

Under normal conditions, at least 80% of the Account's assets are invested in emerging market country equity securities. The Account invests in securities of:
.. companies with their principal place of business or principal office in emerging market countries;
.. companies for which the principal securities trading market is an emerging market country; or
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced in emerging market countries or sales made in emerging market countries.

MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



EMERGING MARKET COUNTRIES . Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.

INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital in securities of emerging market countries who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2001"  -4.24
"2002"  -7.63
"2003"  57.20
"2004"  24.89             The Account's highest/lowest quarterly returns
                          during this time period were:
                               HIGHEST Q4 '01  26.63%
                               LOWEST  Q3 '01 -23.90%

The year-to-date return as of March 31, 2005 is 1.60%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 INTERNATIONAL EMERGING
 MARKETS ACCOUNT.......     24.89          N/A           N/A              12.38
 MSCI Emerging Markets
 Free Index - ID ......     22.45         2.09          0.98
 Morningstar
 Diversified Emerging
 Markets Category
 Average ..............     23.75         4.29          4.71
 * The Account's SEC effective date was October 24, 2000.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    1.25
 Other Expenses..................    0.30
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.55


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------
                                              1     3     5      10
 INTERNATIONAL EMERGING MARKETS ACCOUNT    $158  $490  $845  $1,845

INTERNATIONAL SMALLCAP ACCOUNT
The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

MAIN STRATEGIES
The Account invests primarily in equity securities of non-U.S. companies with comparatively smaller market capitalizations. Under normal market conditions, the Account invests at least 80% of its assets in securities of companies similar in size to companies included in the Citigroup Extended Market Index
(EMI) World ex US (as of March 31, 2005 this range was between approximately $13 million and $15.1 billion). Market capitalization is defined as total current market value of a company's outstanding common stock.

The Account invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Sub-Advisor, Principal, diversifies the Account's investments geographically. There is no limitation on the percentage of assets that may be invested in one country or denominated in any one currency. However, under normal market circumstances, the Account intends to invest at least 65% of its assets in securities of companies of at least three countries.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.

INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital in smaller companies outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999"   93.81
"2000"  -11.50
"2001"  -21.85
"2002"  -16.20
"2003"   54.15
"2004"   30.20              The Account's highest/lowest quarterly returns
                            during this time period were:
                                 HIGHEST Q4 '99   36.59%
                                 LOWEST  Q3 '01  -21.49%

The year-to-date return as of March 31, 2005 is 3.41%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 INTERNATIONAL SMALLCAP
 ACCOUNT ..............
                            30.20         3.07            N/A             11.13
 Citigroup Extended
 Market Index (EMI)
 World ex US ..........     28.76         6.76           6.98
 Morningstar Foreign
 Small/Mid Growth
 Category Average......     23.97        -0.32          12.55
 * The Account's SEC effective date was May 1, 1998.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    1.20
 Other Expenses..................    0.11
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.31


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 INTERNATIONAL SMALLCAP
 ACCOUNT                                 $133  $415  $718  $1,579

LARGECAP GROWTH EQUITY ACCOUNT
The Account seeks to achieve long-term growth of capital.

MAIN STRATEGIES
The Account invests primarily in common stock of U.S. companies, with a focus on growth stocks. Growth stocks are issues (or securities) that the Sub-Advisor, GMO, believes are fast-growing and whose earnings are believed to likely increase over time. Growth in earnings may lead to an increase in the price of the stock. The Sub-Advisor invests mainly in large companies, although investments can be made in companies of any size.

Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with large market capitalizations. The Account typically makes equity investments in companies chosen from among the 1,000 U.S. exchange-listed companies with the largest market capitalization. Market capitalization is defined as total current market value of a company's outstanding common stock. In addition, the Account may invest up to 25% of its assets in foreign securities, including American Depository Receipts (ADRs), at the time of purchase.


When deciding whether to buy or sell stocks for the Account, GMO considers, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends.


In addition to the main investment strategies described above, GMO may make other investments, such as investments in preferred stocks, convertible securities and debt instruments. These investments may be subject to other risks as described later in this prospectus and/or the Statement of Additional Information.


MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



INTEREST RATE CHANGES . Changes in interest rates may adversely affect the value of an investor's securities. When interest rates rise, the value of preferred securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of preferred securities. Some investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the

Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.

INVESTOR PROFILE
The Account may be an appropriate investment for investors who are seeking long-term growth and are willing to accept the potential for short-term, volatile fluctuations in the value of their investment. This Account is designed as a long-term investment with growth potential.

GMO became the Sub-Advisor to the Account on March 31, 2004.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2001" -30.08
"2002" -33.27
"2003"  23.14
"2004"   3.16              The Account's highest/lowest quarterly returns
                           during this time period were:
                               HIGHEST  Q4 '01  12.16%
                               LOWEST   Q3 '01 -21.14%


The year-to-date return as of March 31, 2005 is -1.30%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP GROWTH EQUITY
 ACCOUNT ..............
                            3.16           N/A           N/A             -16.88
 Russell 1000 Growth
 Index.................     6.30         -9.29          9.59
 Morningstar Large
 Growth Category
 Average ..............     7.64         -7.64          9.00
 * The Account's SEC effective date was October 24, 2000.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    1.00
 Other Expenses..................    0.05
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.05


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                        1     3     5      10
 LARGECAP GROWTH EQUITY ACCOUNT      $107  $334  $579  $1,283

LARGECAP STOCK INDEX ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's ("S&P") 500 Index. The Sub-Advisor, Principal, attempts to mirror the investment performance of the Index by allocating the Account's assets in approximately the same weightings as the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. As of March 31, 2005, the market capitalization range of the Index was between approximately $566 million and $382.2 billion. Over the long-term, Principal seeks a very close correlation between performance of the Account, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Account uses an indexing strategy and is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Account uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, Principal focuses on tracking the S&P 500. Principal may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.


The correlation between Account and Index performance may be affected by the Account's expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Account shares. The Account may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.

Because of the difficulty and expense of executing relatively small stock trades, the Account may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Account's portfolio may be weighted differently from the S&P 500, particularly if the Account has a small level of assets to invest. In addition, the Account's ability to match the performance of the S&P 500 is affected to some degree by the size and timing of cash flows into and out of the Account. The Account is managed to attempt to minimize such effects.

Principal reserves the right to omit or remove any of the S&P 500 stocks from the Account if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Account if extraordinary events or financial conditions lead Principal to believe that it should not be a part of the Account's assets.

MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.

VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive, rather than active, management style.

NOTE: "Standard & Poor's 500"and "S&P 500/(R)/" are trademarks of The
     McGraw-Hill Companies, Inc. and have been licensed by the Manager. The Account is not sponsored, endorsed, sold or promoted by Standard and Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Account.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2000"   -9.67
"2001"  -12.10
"2002"  -22.44
"2003"   28.32
"2004"   10.39              The Account's highest/lowest quarterly returns
                            during this time period were:
                                 HIGHEST Q2 '03  15.28%
                                 LOWEST  Q3 '02  -17.27%

The year-to-date return as of March 31, 2005 is -2.26%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP STOCK INDEX
 ACCOUNT ..............
                            10.39        -2.69            N/A             -0.90
 S&P 500 Index ........     10.87        -2.30          12.07
 Morningstar Large
 Blend Category Average      9.96        -1.77          10.42
 * The Account's SEC effective date was May 3, 1999.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.35
 Other Expenses..................    0.02
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.37


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------
                                            1     3     5    10
 LARGECAP STOCK INDEX
 ACCOUNT                                 $38   $119  $208  $468

MIDCAP ACCOUNT
The Account seeks to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

MAIN STRATEGIES
The Account invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap Index (as of March 31, 2005, this range was between approximately $501 million and $36.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


Principal considers the quality and price of individual issuers rather than forecasting stock market trends in its selection of individual securities. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Principal's estimation of forward-looking rates of return. Up to 10% of Account assets may be invested in foreign securities.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


MAIN RISKS
The Account is subject to the risk that its principal market segment, medium capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"  29.01
"1996"  21.11
"1997"  22.75
"1998"   3.69
"1999"  13.04
"2000"  14.59
"2001"  -3.71
"2002"  -8.75
"2003"  32.81
"2004"  17.76              The Account's highest/lowest quarterly returns
                           during this time period were:
                               HIGHEST Q4 '99   23.31%
                               LOWEST  Q3 '98  -20.01%


The year-to-date return as of March 31, 2005 is -1.27%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP ACCOUNT .......
                            17.76         9.51          13.47             14.40
 Russell Midcap Index .     20.22         7.59          14.50
 Morningstar Mid-Cap
 Blend Category Average     16.00         7.18          13.16
 * The Account's SEC effective date was December 18, 1987.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.58
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.59


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------
                                         1     3     5    10
 MIDCAP ACCOUNT                       $60   $189  $329  $738

MIDCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap Growth Index (as of March 31, 2005, this range was between approximately $501 million and $36.9 billion)) at the time of purchase. In the view of the Sub-Advisor, Mellon Equity, many medium-sized companies:
.. are in fast growing industries;
.. offer superior earnings growth potential; and .. are characterized by strong balance sheets and high returns on equity.
The Account may also hold investments in large and small capitalization companies, including emerging and cyclical growth companies. The Account may invest up to 10% of its net assets in securities of foreign companies, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Mellon Equity uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings momentum measures and higher expected earnings per share growth.


The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings "buy," "sell" or "hold." The decision to buy, sell or hold is made by Mellon Equity based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security. In addition, Mellon Equity manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry.


The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



EMERGING MARKET COUNTRIES . Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth and willing to accept the potential for short-term fluctuations in the value of their investments.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999"   10.67
"2000"    8.10
"2001"  -16.92
"2002"  -26.27
"2003"   40.58
"2004"   11.82           The Account's highest/lowest quarterly returns
                         during this time period were:
                                 HIGHEST  Q4 '01  24.12%
                                 LOWEST   Q3 '01 -25.25%

The year-to-date return as of March 31, 2005 is -1.52%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP GROWTH ACCOUNT
                            11.82         0.81            N/A             1.62
 Russell Midcap Growth
 Index.................     15.48        -3.36          11.23
 Morningstar Mid-Cap
 Growth Category
 Average ..............     12.93        -3.42          10.25
 * The Account's SEC effective date was May 1, 1998.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.90
 Other Expenses..................    0.02
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.92


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------
                                               1     3     5      10
 MIDCAP GROWTH ACCOUNT                      $94   $293  $509  $1,131

MIDCAP VALUE ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of companies with value characteristics and market capitalizations.

MAIN STRATEGIES
The Account invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap Value Index (as of March 31, 2005, this range was between approximately $596 million and $36.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Companies may range from the well-established and well known to the new and unseasoned. The Account may invest up to 10% of its assets in securities of foreign companies.

The stocks are selected using a value oriented investment approach by Neuberger Berman, the Sub-Advisor. Neuberger Berman identifies value stocks in several ways. Factors it considers in identifying value stocks may include:
.. strong fundamentals, such as a company's financial, operational and competitive positions;
.. consistent cash flow; and
.. a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value.


The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



MEDIUM CAPITALIZATIONS . Companies with medium capitalizations may have a limited operating history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2000"  31.03
"2001"  -2.58
"2002"  -9.96
"2003"  36.49
"2004"  22.67               The Account's highest/lowest quarterly returns
                            during this time period were:
                                 HIGHEST Q4 '99   23.54%
                                 LOWEST  Q3 '02  -14.54%

The year-to-date return as of March 31, 2005 is 0.54%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP VALUE ACCOUNT .
                            22.67        13.99            N/A             14.20
 Russell Midcap Value
 Index.................     23.71        13.48          15.72
 Morningstar Mid-Cap
 Value Category Average     17.90        11.41          13.40
 * The Account's SEC effective date was May 3, 1999.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    1.05
 Other Expenses..................    0.03
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.08


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------
                                              1     3     5      10
 MIDCAP VALUE ACCOUNT                      $110  $343  $595  $1,317

MONEY MARKET ACCOUNT
The Account has an investment objective of as high a level of current income available from investments in short-term securities as is consistent with preservation of principal and maintenance of liquidity.

MAIN STRATEGIES
The Account invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which the Manager believes present minimal credit risks. At the time the Account purchases each security, it is an "eligible security" as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Account maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Account may sell a security before it matures:
.. to take advantage of market variations;
.. to generate cash to cover sales of Account shares by its shareholders; or .. upon revised credit opinions of the security's issuer.
The sale of a security by the Account before maturity may not be in the best interest of the Account. The sale of portfolio securities is usually a taxable event. The Account does have an ability to borrow money to cover the sale of Account shares.

It is the policy of the Account to be as fully invested as possible to maximize current income. Securities in which the Account invests include:
.. securities issued or guaranteed by the U.S. government, including treasury bills, notes and bonds;
.. securities issued or guaranteed by agencies or instrumentalities of the U.S.
  government. These are backed either by the full faith and credit of the U.S. government or by the credit of the particular agency or instrumentality;
.. bank obligations including:
  . certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or . bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
.. commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;
.. corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Account has 397 days or less remaining to maturity;
.. repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
.. taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Account are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Before the Manager selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.


MAIN RISKS
As with all mutual funds, the value of the Account's assets may rise or fall. Although the Account seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Account. An investment in the Account is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



CREDIT RISK . Credit risk pertains to the issuer's ability to make scheduled principal or interest payments. This may reduce the Account's stream of income and decrease the Account's yield.

INTEREST RATE RISK . The value of the Account's shares is directly impacted by trends in interest rates. If interest rates rise, the value of debt securities generally will fall.


REPURCHASE AGREEMENTS . The Account may invest in repurchase agreements with commercial banks, brokers and dealers considered by the Manager to be creditworthy. Default or insolvency of the other party is a potential risk to the Account.


U.S. GOVERNMENT SPONSORED SECURITIES . The Account may invest in securities issued by government-sponsored enterprises. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


EURODOLLAR AND YANKEE OBLIGATIONS . Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that: a foreign government will not let U.S. dollar-denominated assets leave the country; the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks; and adverse political or economic developments will affect investments in a foreign country.

INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking monthly dividends without incurring much principal risk.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"  5.59
"1996"  5.07
"1997"  5.04
"1998"  5.20
"1999"  4.84
"2000"  6.07
"2001"  3.92
"2002"  1.42
"2003"  0.74
"2004"  0.92
                             TO OBTAIN THE ACCOUNT'S CURRENT YIELD INFORMATION,
                             PLEASE CALL 1-800-247-4123

The year-to-date return as of March 31, 2005 is 0.50%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MONEY MARKET ACCOUNT .
                            0.92          2.59          3.88              3.17
 * The Account's SEC effective date was March 18, 1983.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.48
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.49


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------
                                              1     3     5    10
 MONEY MARKET ACCOUNT                      $50   $157  $274  $616

REAL ESTATE SECURITIES ACCOUNT
The Account seeks to generate a total return by investing primarily in equity securities of companies principally engaged in the real estate industry.

MAIN STRATEGIES
Under normal market conditions, the Account invests at least 80% of its net assets in equity securities of companies principally engaged in the real estate industry. For purposes of the Account's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies.

Real estate investment trusts ("REITs") are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs are characterized as:
.. equity REITs, which primarily own property and generate revenue from rental income;
.. mortgage REITs, which invest in real estate mortgages; and .. hybrid REITs, which combine the characteristics of both equity and mortgage
  REITs.
In selecting securities for the Account, the Manager focuses on equity REITs.

The Account may invest up to 25% of its assets in securities of foreign real estate companies.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


SECTOR RISK . Because the Account invests at least 80% of its net assets in securities of companies principally engaged in the real estate industry, the Account is also subject to sector risk; that is, the possibility that the real estate sector may underperform other sectors or the market as a whole. As more of the Account's portfolio holdings to the real estate sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector. The share price of the Account may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries.

Securities of real estate companies are subject to securities market risks as well as risks similar to those of direct ownership of real estate. These include:
.. declines in the value of real estate
.. risks related to general and local economic conditions
.. dependency on management skills
.. heavy cash flow dependency
.. possible lack of available mortgage funds
.. overbuilding
.. extended vacancies in properties
.. increases in property taxes and operating expenses
.. changes in zoning laws
.. expenses incurred in the cleanup of environmental problems
.. casualty or condemnation losses
.. changes in interest rates

In addition to the risks listed above, equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:
.. may not be diversified with regard to the types of tenants (thus subject to business developments of the tenant(s));
.. may not be diversified with regard to the geographic locations of the properties (thus subject to regional economic developments); and .. are subject to cash flow dependency of its tenants.


FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


INVESTOR PROFILE
The Account may be an appropriate investment for investors who seek a total return, want to invest in companies engaged in the real estate industry and accept the potential for volatile fluctuations in the value of investments.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999"  -4.48
"2000"  30.97
"2001"   8.75
"2002"   7.72
"2003"  38.91
"2004"  34.53               The Account's highest/lowest quarterly returns
                            during this time period were:
                                 HIGHEST Q4 '04  17.84%
                                 LOWEST  Q3 '99  -8.40%

The year-to-date return as of March 31, 2005 is -6.97%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 REAL ESTATE SECURITIES
 ACCOUNT ..............
                            34.53        23.45            N/A             15.13
 Morgan Stanley REIT
 Index.................     31.49        21.67          14.42
 Morningstar Specialty
 - Real Estate Category
 Average ..............     31.88        21.36          15.10
 * The Account's SEC effective date was May 1, 1998.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.90
 Other Expenses..................    0.00
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.90


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------
                                                1     3     5      10
 REAL ESTATE SECURITIES ACCOUNT              $92   $287  $498  $1,108

SMALLCAP ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of companies with comparatively small market capitalizations.

MAIN STRATEGIES
The Account invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Index (as of March 31, 2005, this range was between approximately $27 million and $6.5 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 20% of its assets in securities of foreign companies.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. Selection is based on fundamental analysis of the company relative to other companies with the focus being on Principal's estimation of forward-looking rates of return.


Principal may purchase securities issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition.


MAIN RISKS
The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999"   43.58
"2000"  -11.73
"2001"    2.55
"2002"  -27.33
"2003"   36.82
"2004"   19.82                 The Account's highest/lowest quarterly returns
                              during this time period were:
                                 HIGHEST Q2 '99  26.75%
                                 LOWEST  Q3 '01 -25.61%

The year-to-date return as of March 31, 2005 is -2.70%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 SMALLCAP ACCOUNT .....
                            19.82         1.52            N/A             3.16
 Russell 2000 Index ...     18.33         6.61          11.54
 Morningstar Small
 Blend Category Average     18.86        11.84          13.10
 * The Account's SEC effective date was May 1, 1998.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.85
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.86


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------
                                          1     3     5      10
 SMALLCAP ACCOUNT                      $88   $274  $477  $1,061

SMALLCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

The Manager has selected UBS Global AM and Emerald as Sub-Advisors to the
Account.


MAIN STRATEGIES
The Account pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index at the time of purchase (as of March 31, 2005, this range was between approximately $27 million and $6.5 billion)). Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

UBS Global AM seeks to invest in companies that possess dominant market positions or franchises, a major technical edge, or a unique competitive advantage. To this end, UBS Global AM considers earnings revision trends, positive stock price momentum and strong fundamentals when selecting securities. The Account may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.


Utilizing fundamental analysis, Emerald seeks to invest in the common stock of companies with distinct competitive advantages, strong management teams, leadership positions, high revenue and earnings growth rates versus peers, differentiated growth drivers and limited sell-side research.


The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


The Manager may, from time-to-time, reallocate Account assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of Account assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times reallocations may occur by transferring assets in cash or in kind among Sub-Advisors.


MAIN RISKS
The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



SECTOR RISK . UBS Global AM may group companies with similar characteristics into broad categories called sectors. Therefore, the Account is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As UBS Global AM allocates more of the Account's portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.

INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

UBS Global AM became the Sub-Advisor to the Account on October 1, 2002. On August 24, 2004, Emerald also became Sub-Advisor to the Account.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999"   95.69
"2000"  -13.91
"2001"  -32.01
"2002"  -45.85
"2003   "45.64
"2004"   11.24             The Account's highest/lowest quarterly returns
                           during this time period were:
                                 HIGHEST  Q4 '99  59.52%
                                 LOWEST   Q3 '01 -37.66%

The year-to-date return as of March 31, 2005 is -4.30%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 SMALLCAP GROWTH
 ACCOUNT ..............
                            11.24        -12.48           N/A             0.51
 Russell 2000 Growth
 Index.................     14.31         -3.57          7.12
 Morningstar Small
 Growth Category
 Average ..............     12.09         -0.55         10.24
 * The Account's SEC effective date was May 1, 1998.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    1.00
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.01


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 SMALLCAP GROWTH
 ACCOUNT                                 $103  $322  $558  $1,236

SMALLCAP VALUE ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
The Account invests primarily in a diversified group of equity securities of small U.S. companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index (as of March 31, 2005, this range was between approximately $41 million and $2.8 billion)) at the time of purchase. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of such companies. Emphasis is given to those companies that exhibit value characteristics. Value securities generally have above average dividend yield and below average price to earnings (P/E) ratios. Up to 10%% of the Account's assets may be invested in foreign securities.

The Sub-Advisor, Morgan, uses quantitative and fundamental research, systematic stock valuation and a disciplined portfolio construction process. It seeks to enhance returns and reduce the volatility in the value of the Account relative to that of the U.S. small company value universe, represented by the Russell 2000/(R)/ Value Index. Morgan continuously screens the small company universe to identify for further analysis those companies that exhibit favorable factor rankings. Such factors include Morgan's dividend discount model rankings, price-to-cashflow, earnings revisions, as well as positive price momentum. Morgan ranks these companies within economic sectors according to their relative attractiveness. Morgan then selects for purchase the companies it feels to be most attractive within each economic sector.


Under normal market conditions, the Account will have sector weightings comparable to that of the U.S. small company value universe though it may under or over-weight selected economic sectors. In addition, as a company moves out of the market capitalization range of the small company universe, it generally becomes a candidate for sale by the Account.


The Account may also purchase securities issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition.


Since the Account has a long-term investment perspective, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading.


MAIN RISKS
The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth and willing to accept volatile fluctuations in the value of their investment. The Account is not designed for investors seeking income or conservation of capital.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

LOGO
 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999"  21.45
"2000"  23.87
"2001"  6.25
"2002"  -8.86
"2003"  50.61
"2004"  23.08              The Account's highest/lowest quarterly returns
                           during this time period were:
                                 HIGHEST Q2 '03  23.76%
                                 LOWEST  Q3 '98 -19.14%

The year-to-date return as of March 31, 2005 is -3.68%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 SMALLCAP VALUE ACCOUNT     23.08        17.33            N/A             13.26
 Russell 2000 Value
 Index.................     22.25        17.23          15.17
 Morningstar Small
 Value Category Average     20.58        15.81          15.01
 * The Account's SEC effective date was May 1, 1998.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    1.10
 Other Expenses..................    0.03
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.13


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------
                                                1     3     5      10
 SMALLCAP VALUE ACCOUNT                      $115  $359  $622  $1,375

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES

MARKET VOLATILITY . Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.



INTEREST RATE CHANGES . Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.



CREDIT RISK . Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


A reverse repurchase agreement is a money market transaction in which the Account sells securities it holds - usually government securities - to a broker or bank with an agreement that the Account will repurchase the securities at a set price on a set date in the future. Reverse repurchase agreements allow the Account to maintain exposure to a desired security while generating incremental income for the Account.



REPURCHASE AGREEMENTS AND LOANED SECURITIES
Although not a principal investment strategy, each of the Accounts may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Account sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by an Account collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Account holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Account bears a risk of loss. To minimize such risks, the Account enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

Each of the Accounts may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.



CURRENCY CONTRACTS
The Asset Allocation and Equity Growth Accounts may enter into currency contracts, currency futures contracts and options, and options on currencies for hedging and other purposes.The Accounts (except Government Securities) may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging purposes and not as a principal investment strategy. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. An

Account will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Account (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If an Account's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Account's investment, these techniques could result in a loss. These techniques may increase the volatility of an Account and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Account to deliver or receive currency.


FORWARD COMMITMENTS
Although not a principal investment strategy, each of the Accounts may enter into forward commitment agreements. These agreements call for the Account to purchase or sell a security on a future date at a fixed price. Each of these Accounts may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
Each of the Accounts (except Government Securities and Money Market) may invest up to 5% of its assets in warrants though none of the Accounts use such investments as a principal investment strategy. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

HIGH YIELD SECURITIES
The Asset Allocation, Balanced, Bond and MidCap Value may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of an Account to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Account were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, an Account may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which an Account could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Account's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by an Account, the Account may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.

INITIAL PUBLIC OFFERINGS ("IPOS")
Certain of the Funds may invest in IPOs. An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for an Account to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

When an Account's asset base is small, a significant portion of the Account's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Account. As the Account's assets grow, the effect of the Account's investments in IPOs on the Account's performance probably will decline, which could reduce the Account's performance. Because of the price volatility of IPO shares, an Account may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Account's portfolio and lead to increased expenses to the Account, such as commissions and transaction costs. By selling IPO shares, the Account may realize taxable gains it will subsequently distribute to shareholders.


DERIVATIVES
To the extent permitted by its investment objectives and policies, each of the Accounts (except Money Market) may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect an Account from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Accounts may enter into put or call options, future contracts, options on futures contracts and over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps) for both hedging and non-hedging purposes.


Generally, no Account may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Account. The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than an Account's initial investment; and .. the counterparty may fail to perform its obligations.

CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that an Account (except Bond and Money Market) has the right to exchange for equity securities at a specified conversion price. The option allows the Account to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Account may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Account could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Account to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Accounts treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Accounts may invest in convertible securities without regard to their ratings.


FOREIGN INVESTING
As a principal investment strategy, the Asset Allocation, Diversified International, International Emerging Markets and
International SmallCap Accounts may invest Account assets in securities of foreign companies.The other Accounts
(except Government Securities and Money Market) may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Account seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Account assets is not invested and earning no return. If an Account is unable to make intended security purchases due to settlement problems, the Account may miss attractive investment opportunities. In addition, an Account may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect an Account's investments in those countries. In addition, an Account may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for an Account. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Account investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Accounts intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which an Account has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of an Account's portfolio. An Account may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


An Account may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.

Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Account to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. An Account could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


PORTFOLIO TURNOVER
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in an Account's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Accounts with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Account) and may have an adverse impact on the Account's performance. No turnover rate can be calculated for the Money Market Account because of the short maturities of the securities in which it invests. Turnover rates for each of the other Accounts may be found in the Account's Financial Highlights table.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


PRICING OF ACCOUNT SHARES


Each Account's shares are bought and sold at the current share price. The share price of each Account is calculated each day the New York Stock Exchange ("NYSE") is open (shares are not priced on the days on which the NYSE is closed for trading). The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


For all Accounts, except the Money Market Account, the share price is calculated by:
.. taking the current market value of the total assets of the Account

.. subtracting liabilities of the Account
.. dividing the remainder by the total number of shares owned by the Account.

The securities of the Money Market Account are valued at amortized cost. The calculation procedure is described in the SAI. The Money Market Account reserves the right to determine a share price more than once each day.


NOTES:

.. If current market values are not readily available for a security owned by an
  Account, its fair value is determined using a policy adopted by the Directors. .. An Account's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of an Account investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

DIVIDENDS AND DISTRIBUTIONS


The issuer of an equity security held by an Account may make a dividend payment. When an Account receives a dividend, it increases the net asset value of a share of the Account.


An Account accrues interest daily on its fixed-income securities in anticipation of an interest payment from the issuer of the security. This accrual increases the net asset value of an Account.


The Money Market Account (or any other Account holding commercial paper) amortizes the discount on commercial paper it owns on a daily basis. This increases the net asset value of the Account.


NOTE: As the net asset value of a share of an Account increases, the unit value of the corresponding division also reflects an increase. The number of units you own in the Account are not increased.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


THE MANAGER
Principal Management Corporation serves as the manager for the Fund. In its handling of the business affairs of the Fund, the Manager provides clerical, recordkeeping and bookkeeping services, and keeps the required financial and accounting records. In addition, the Manager is responsible for the portfolio management function for certain Accounts.

For each Account, the sub-advisor, if any, and the person(s) responsible for day-to-day Account management (the portfolio manager) are shown below. The SAI provides information about the portfolio manager's compensation, other accounts under management, and ownership of securities in the Account.


MANAGER: The Manager is an indirect subsidiary of Principal Financial Services,
         Inc. and has managed mutual funds since 1969. As of December 31, 2004, the mutual funds it manages had assets of approximately $16.6 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-2080.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Bond                         William C. Armstrong
                                        Timothy R. Warrick
           Money Market                 Tracy Reeg
                                        Alice Robertson
           Real Estate Securities       Kelly D. Rush




WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong leads the multi-sector/core portfolio management group for a member company of the Principal Financial Group. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.


There are no disclosable limitations on his role.



TRACY REEG. . Ms. Reeg is a portfolio manager at Principal specializing in the management and research areas for the short-term money market portfolios. She joined the firm in 1993. Ms. Reeg received a Bachelor's degree in Finance from the University of Northern Iowa. She is a member of the Life Office Management Association (LOMA) and is a Fellow of the Life Management Institute (FLMI).



ALICE ROBERTSON . Ms. Robertson is a trader for Principal on the corporate fixed-income trading desk. She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master's degree in Finance and Marketing from DePaul University and her Bachelor's degree in Economics from Northwestern University.



KELLY D. RUSH, CFA . Mr. Rush directs the Real Estate Investment Trust (REIT) activity for Principal - REI. Mr. Rush joined the Principal Financial Group in 1987 and has been dedicated to public real estate investments since 1995. His experience includes the structuring of public real estate transactions that included commercial mortgage loans and the issuance of unsecured bonds. He received his Master's degree and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



TIMOTHY R. WARRICK, CFA . Mr. Warrick is a co-portfolio manager at Principal with responsibility for the U.S. multi-sector product with focus on the management of U.S. credit instruments. His prior responsibilities with the firm include portfolio management for multiple asset class portfolios, product development and fixed income credit analyst duties. He joined Principal in 1990. In 1996, Mr. Warrick joined ReliaStar Investment Research, Inc. and was responsible for multiple asset classes, including corporate bonds and leveraged bank loans. He rejoined Principal in 1998 as a portfolio manager. He received an MBA in Finance from Drake University and a Bachelor's degree in Accounting and Economics from Simpson College. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research (AIMR).


There are no disclosable limitations on his role.


THE SUB-ADVISORS
The Manager has signed contracts with various Sub-Advisors. Under the Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for a specific Account. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: Columbus Circle Investors ("CCI") is an affiliate of Principal
         Global Investors LLC and a member of the Principal Financial Group. CCI was founded in 1975. Its address is Metro Center, One Station Place, Stamford, CT 06902. As of December 31, 2004, CCI had approximately $3.9 billion in assets under management.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Growth                       Anthony Rizza




ANTHONY RIZZA, CFA . Mr. Rizza, portfolio manager, joined CCI in 1991. He had previously worked with Connecticut National Bank as a Research Officer. He received a BS in Business from the University of Connecticut. Mr. Rizza has earned the right to use the Chartered Financial Analyst designation and is a member of the Hartford Society of Security Analysts.

SUB-ADVISOR: Grantham, Mayo, Van Otterloo & Co. LLC ("GMO") is a privately held global investment management firm servicing clients in the corporate, public, endowment and foundation marketplace located at 40 Rowes Wharf, Boston, MA 02110. As of December 31, 2004, GMO managed $81.5 billion in client assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           LargeCap Growth Equity       U.S. Quantitative Equity Team
                                        with Robert Soucy as the senior
                                        member of the team



Day-to-day management of the Account is the responsibility of the Quantitative Division comprised of several investment professionals associated with the Manager, and no one person is primarily responsible for day-to-day management of the fund. The Division's team members work collaboratively to manage the fund's portfolio.


Mr. Soucy is the senior member of the team who allocates the portfolio among the various team members, oversees the implementation of trades on behalf of the team, reviews the overall composition of the portfolio, and monitors cash flows.


Mr. Soucy has served as the senior member of the Account's portfolio management team since 2004. At GMO, Mr. Soucy is responsible for the portfolio management of all U.S. quantitative equities portfolios. He has served as director of U.S. equity management since 2001. Prior to joining GMO in 1987, he served as a research engineer with Scientific Systems, Inc.


The SAI contains other information about how GMO determines the compensation of the team's senior member, other accounts managed by the team's senior member, and ownership of mutual fund shares by the team's senior member.


SUB-ADVISOR: J.P. Morgan Investment Management Inc. ("Morgan"), 522 Fifth
         Avenue, New York, NY 10036 is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc. which is a wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMorgan") a bank holding company. JPMorgan is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc. which, through Morgan and its other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment advisor to individual and institutional clients.

         As of December 31, 2004, J.P. Morgan and its subsidiaries had total combined assets under management of approximately $791 billion.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Value               Christopher T. Blum
                                        Dennis S. Ruhl




CHRISTOPHER T. BLUM, CFA . Managing Director of Morgan. Mr. Blum is a portfolio manager in the U.S. Small Cap Equity Group. He rejoined the firm in 2001. Previously, he spent two years as a research analyst responsible for the valuation and acquisition of private equity assets at Pomona Capital. Prior to that, Mr. Blum spent over three years with Morgan where he focused on structured small-cap core and small-cap value accounts. He earned his BBA in Finance at the Bernard M. Baruch School for Business and is a holder of the CFA designation.


There are no disclosable limitations on his role.



DENNIS S. RUHL, CFA . Mr. Ruhl, Vice President of J.P. Morgan, joined the company in 1999. He is a portfolio manager in the U.S. Small Cap Equity Group. His current responsibilities include managing structured small cap core and value accounts. Previously, he worked on quantitative equity research (focusing on trading) as well as business development. Mr. Ruhl earned Bachelor's degrees in Mathematics and Computer Science and a Master's degree in Computer Science, all from MIT. He has earned the right to use the Chartered Financial Analyst designation.


There are no disclosable limitations on his role.


SUB-ADVISOR: Mellon Equity Associates, LLP ("Mellon Equity"), 500 Grant Street,
         Suite 4200, Pittsburgh, PA 15258. Mellon Equity is a wholly owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon has more than $4.0 trillion in assets under management, administration or custody, including $707 billion under management. As of December 31, 2004, Mellon Equity managed approximately $20.1 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Growth                Adam T. Logan
                                        John O'Toole




ADAM T. LOGAN, CFA . Joining the company in 1998, Mr. Logan is a portfolio manager and Vice President of Mellon Equity. Previously, he performed duties as a financial analyst in Mellon Financial Corporation's corporate finance department. He is currently responsible for the management of client portfolios with a specific focus on mid and small capitalization securities. He earned a BA in Finance from Westminster College and an MBA from the Katz Graduate School of Business at the University of Pittsburgh. He has earned the right to use the Chartered Financial Analyst designation.



JOHN O'TOOLE, CFA . Portfolio Manager of The Dreyfus Corporation and Senior Vice President of Mellon Equity Associates LLP (an affiliate of The Dreyfus Corporation) since 1990. Mr. O'Toole holds an MBA in Finance from the University of Chicago and a BA in Economics from the University of Pennsylvania. He is a member of the Association for Investment Management and Research, and the Pittsburgh Society of Financial Analysts. He is a Chartered Financial Analyst.


SUB-ADVISOR: Morgan Stanley Investment Management Inc. ("MSIM Inc."), with principal offices at 1221 Avenue of the Americas, New York, NY 10020, provides a broad range of portfolio management services to customers in the U.S. and abroad. As of December 31, 2004, MSIM Inc., together with its affiliated asset management companies, had approximately $431 billion in asset under management.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Asset Allocation             Francine J. Bovich
                                        Que T. Nguyen




FRANCINE J. BOVICH . Ms. Bovich is Managing Director of Morgan Stanley and Morgan Stanley & Co. Incorporated since 1997. Principal 1993-1996. Ms. Bovich holds a BA in Economics from Connecticut College, and an MBA in Finance from New York University.


Ms. Bovich is a joint portfolio manager of the Fund. Ms. Bovich is responsible for the overall allocation of the Fund's assets among equities, bonds and money market instruments.



QUE T. NGUYEN, CFA . Ms. Nguyen joined Morgan Stanley in 1997 and has 14 years of investment experience. She is a portfolio manager for our Asset Allocation portfolio. Prior to joining the Firm, she was Vice President in the Asset Allocation Group at State Street Global Advisors. Previously, she was a consultant in the Research Department at Barra, Inc. working in Berkeley, California and London, England. Ms. Nguyen received a B.A. with honors from Harvard University in Applied Mathematics. She holds the Chartered Financial Analyst designation.


Ms. Nguyen is a joint portfolio manager of the Fund. Ms. Nguyen is responsible for the overall allocation of the Fund's assets among equities, bonds and money market instruments.


SUB-ADVISOR: Neuberger Berman Management, Inc. ("Neuberger Berman") is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. Together with Neuberger Berman, the firms manage more than $82.9 billion in total assets (as of December 31, 2004) and continue an asset management history that began in 1939. Neuberger Berman Management, Inc. is an indirect, wholly owned subsidiary of Lehman Brothers Holdings, Inc. Lehman Brothers is located at 745 Seventh Avenue, New York, NY 10019.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Value                 David DiDominico
                                        Andrew Wellington




DAVID M. DIDOMENICO . Mr. DiDomenico is a Vice President of Neuberger Berman Management Inc. and Neuberger Berman, LLC. He has been an Associate Portfolio Manager of the Account since December 2003 and prior to that was an analyst dedicated to the Account since 2002. He held a position at a private equity firm from 1999 to 2002. Prior to 1999 he was an analyst at another investment firm. Mr. DiDomenico holds a MBA from Stanford University as well as a BA in Political Science from the Harvard University.


There are no disclosable limitations on his role.



ANDREW WELLINGTON . Portfolio Manager, Neuberger Berman, since 2001. Mr. Wellington earned a BS from the University of Pennsylvania, Wharton School of Business. He has 12 years of industry experience.


There are no disclosable limitations on his role.

SUB-ADVISOR: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal has been active in retirement plan investing since 1941 and has sub-advised mutual fund assets since 1969. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. As of December 31, 2004, Principal, together with its affiliated asset management companies, had approximately $137.8 billion in asset under management. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.

                                           DAY-TO-DAY
           ACCOUNT                         ACCOUNT MANAGEMENT
           -------                         ------------------
           Balanced                        Paul A. Dow
                                           Dirk Laschanzky
           Capital Value                   John Pihlblad
           Diversified International       Paul H. Blankenhagen
                                           Juliet Cohn
                                           Christopher Ibach
           Equity Income                   Dirk Laschanzky
           Government Securities           Brad Fredericks
                                           Lisa Stange
           International Emerging Markets  Michael A. Marusiak
                                           Michael L. Reynal
           International SmallCap          Brian W. Pattinson
           LargeCap Stock Index            Dirk Laschanzky
           MidCap                          K. William Nolin
           SmallCap                        Todd Sanders




ZEID AYER, PH.D., CFA . Mr. Ayer joined Principal in 2001 and is a senior research analyst and co-manager of the Ultra Short Fixed Income portfolios. He is the global sector head for asset-backed securities (ABS) and non-agency mortgage-backed securities (MBS). Mr. Ayer is also the primary analyst responsible for mortgage-related ABS and non-agency MBS investments. Previously, he was assistant vice president at PNC Financial Services Group. He earned a PhD in Physics from the University of Notre Dame, an MS in Computational Finance from Carnegie Mellon University and a Bachelor's degree in Physics from St. Xavier's College, Bombay University. He has earned the right to use the Chartered Financial Analyst designation.


There are no disclosable limitations on his role.



PAUL H. BLANKENHAGEN, CFA . Mr. Blankenhagen is a portfolio manager at Principal Global Investors. He is responsible for developing portfolio strategy and leading the ongoing management of core international equity portfolios including developed markets portfolios and broad market portfolios. Mr. Blankenhagen is also active in research with an emphasis on the banking and media industries. He joined the firm in 1992 and has been a member of the international equity team since 1995. He was named a portfolio manager in 2000. Mr. Blankenhagen received a Master's degree from Drake University and a Bachelor's degree in Finance from Iowa State University. He holds the Chartered Financial Analyst designation, and is a member of the Association for Investment Management and Research (AIMR) and the Iowa Society of Financial Analysts.


There are no disclosable limitations on his role.

JULIET COHN . Ms. Cohn is a portfolio manager at Principal Global Investors. Prior to joining the firm in 2003, she served as a director and senior portfolio manager at Allianz Dresdner Asset Management, managing both retail and institutional European accounts. Prior to that, she was a fund manager at London firms Capel Cure Myers and Robert Fleming. She earned a bachelor's degree in Mathematics from Trinity College Cambridge England.


There are no disclosable limitations on her role.



PAUL A. DOW, CFA . Mr. Dow is managing director of US equities for Principal Global Investors. He joined the firm in January 2002, with over 28 years of prior experience in institutional asset management, including over 17 years direct experience in the management of institutional equity portfolios. Most recently Mr. Dow spent over a decade with First American Asset Management, and its predecessor Piper Capital Management, where he held various positions including, head of equities, chief investment officer, president and chief executive. He received a Bachelor's degree from Southwest Missouri State University. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research (AIMR).


There are no disclosable limitations on his role.



BRAD FREDERICKS. . Mr. Fredericks' responsibilities include general portfolio overview with specific emphasis on structured securities. He joined the firm in 1998 as a financial accountant and moved to his current position in 2002. Prior to that, Mr. Fredericks was an assistant trader at Norwest Mortgage. He received a bachelor's degree in finance from Iowa State University. Mr. Frederick is a Level I candidate for the CFA program and a Fellow of the Life Management Institute (FLMI).


There are no disclosable limitations on his role.



CHRISTOPHER IBACH, CFA . Mr. Ibach joined Principal in 2000 and is an associate portfolio manager and equity research analyst. He specializes in the analysis of international technology companies and is also responsible for coordinating portfolio rebalancing and the application of Principal's Global Research Platform. Previously, he was with Motorola, Inc. Mr. Ibach earned an MBA in Finance and a Bachelor's degree in Electrical Engineering from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.


There are no disclosable limitations on his role.



DIRK LASCHANZKY, CFA . As a portfolio manager at Principal, Mr. Laschanzky is responsible for asset allocation and provides advice to clients concerning their portfolios across all asset classes. Prior to joining Principal in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services where he managed short-term money market funds and was responsible for American Airlines' pension plan investment management. He also served as a financial analyst for American Airlines. He received an MBA and BA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.


There are no disclosable limitations on his role.



MICHAEL A. MARUSIAK . Mr. Marusiak joined Principal in 2000, specializing in the international emerging markets sector. Prior to joining Principal, he was an analyst on Trust Company of the West's global fund management team. He also worked with SBC Warburg of London as a research analyst responsible for Eastern Europe, the Middle East and Africa. He earned an MIA in International Finance from the Columbia University School of International and Public Affairs and a BA in Business Administration and Finance from Simon Fraser University of Burnaby, British Columbia.


There are no disclosable limitations on his role.



K. WILLIAM NOLIN, CFA . Mr. Nolin has managed the domestic mid-cap equity portfolios since 1999. His expertise is grounded in the telecommunications, media & entertainment, lodging and consumer non-durables sectors. Mr. Nolin joined the Principal Financial Group in 1993 as an investment credit analyst. He earned his MBA from the Yale School of Management and his Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



BRIAN W. PATTINSON, CFA . Mr. Pattinson is a portfolio manager at Principal. He performs international security analysis and strategy development for the firm's core international equity research effort and also specializes in the information technology and telecommunication sectors. He joined Principal in 1994. Mr. Pattinson earned his MBA and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



JOHN PIHLBLAD, CFA . Mr. Pihlblad is director of quantitative portfolio management for Principal. He has over 24 years experience in creating and managing quantitative investment systems. Prior to joining Principal in 2000, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He received his BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.



MICHAEL L. REYNAL . Mr. Reynal joined Principal in 2001, specializing in emerging markets portfolios. Prior to joining Principal, he was responsible for equity investments in Latin America, the Mediterranean and the Balkans while at Wafra Investment Advisory Group, Inc. in New York. He also spent four years with Paribas Capital Markets in New York as the head of the equity trading desk, and three years with Barclays do Zoete Weed in London, focusing on Latin American equity trading. Mr. Reynal received an MBA from the Amos Tuck School at Dartmouth College in New Hampshire, a BA/MA in History from Christ's College at Cambridge University in England and a BA in History from Middlebury College in Vermont.


There are no disclosable limitations on his role.



TODD SANDERS, CFA . Mr. Sanders is an equity analyst for Principal focused on quantitative research. He joined the firm in 1998. Previously, he was an investment analyst for NISA Investment Advisors and in credit analysis/risk management with the U.S. Central Credit Union. He received an MBA in Finance from Washington University and a Bachelor's degree in Finance/Economics from the University of Missouri-Columbia. He is a member of the International Association of Financial Engineers (IAFE), the Global Association of Risk Professionals
(GARP) and the Association of Investment Management and Research (AIMR). He has earned the right to use the Chartered Financial Analyst designation.



MARTIN J. SCHAFER . Mr. Schafer is a portfolio manager for Principal specializing in managing mortgage-backed securities and high quality short, intermediate and long duration portfolios. Mr. Schafer joined the firm in 1977. In the early 1980s, he developed the firm's secondary mortgage marketing operation and in 1984, he assumed portfolio management responsibility for its residential mortgage portfolio. He began managing mutual fund assets in 1985 and institutional portfolios in 1992. Mr. Schafer holds a Bachelor's degree in Accounting and Finance from the University of Iowa.


There are no disclosable limitations on his role.



LISA A. STANGE, CFA . Ms. Stange is a portfolio manager and strategist for Principal. She is integrally involved in the formulation of broad investment strategy, quantitative research and product development. She joined the firm in 1989. Ms. Stange received an MBA and a bachelor's degree from the University of Iowa. She holds the Chartered Financial Analyst designation and is a member of the Iowa Society of Financial Analysts and the CFA Institute.


There are no disclosable limitations on her role.


SUB-ADVISOR: UBS Global Asset Management (Americas) Inc., a Delaware corporation located at 1 North Wacker, Chicago, IL 60606 ("UBS Global AM"), is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the "Group") of UBS

         AG. As of December 31, 2004, UBS Global AM managed approximately $61.3 billion in assets and the Group managed approximately $527.4 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Growth              Investment decisions for the
                                        Fund are made by investment
                                        management teams at UBS Global
                                        AM, including Paul A. Graham,
                                        Jr. and David N. Wabnik. No
                                        member of the investment
                                        management team is primarily
                                        responsible for making
                                        recommendations for portfolio
                                        purchases.




PAUL A. GRAHAM, JR., CFA . Mr. Graham joined UBS Global AM in 1994 and has had portfolio management responsibilities since 1994. Mr. Graham is Managing Director, Co-Head of U.S. Small Cap Growth Equity. For eight years prior to joining the firm, he served as a small cap portfolio manager and research analyst at Value Line Asset Management. Mr. Graham received his BA from Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.


There are no disclosable limitations on his role.



DAVID N. WABNIK . Mr. Wabnik joined UBS Global AM in 1995 and has been a portfolio manager since 1995. Mr. Wabnik is Executive Director, Co-Head of U.S. SmallCap Growth Equity. For four years prior to joining the firm, he served as a small cap portfolio manager/senior research analyst at Value Line Asset Management. Mr. Wabnik received his BS from Binghamton University and his MBA from Columbia Business School. He has completed the Certified Financial Analyst Level I exams.


There are no disclosable limitations on his role.


DUTIES OF THE MANAGER AND SUB-ADVISOR
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Account's investment objective and policies. Within the scope of the approved investment program, the Manager or Sub-Advisor advises the Account on its investment policy and determines which securities are bought or sold, and in what amounts.

FEES PAID TO THE MANAGER
The Manager is paid a fee by each Account for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 2004 was:

      Asset Allocation               0.80%     LargeCap Growth Equity   1.00%
      Balanced                       0.59%     LargeCap Stock Index     0.35%
      Bond                           0.46%     MidCap                   0.58%
      Capital Value                  0.60%     MidCap Growth            0.90%
      Diversified International      0.85%     MidCap Value             1.05%
      Equity Growth                  0.76%     Money Market             0.48%
      Equity Income                  0.60%     Real Estate Securities   0.90%
      Government Securities          0.44%     SmallCap                 0.85%
      Growth                         0.60%     SmallCap Growth          1.00%
      International Emerging                   SmallCap Value
      Markets                        1.25%                              1.10%
      International SmallCap         1.20%

FEES PAID TO THE SUB-ADVISOR
The Sub-Advisor fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 2004 was:

      Asset Allocation               0.36%     LargeCap Growth Equity   0.40%
      Balanced                       0.10%     LargeCap Stock Index     0.01%
      Bond                           0.10%     MidCap                   0.14%
      Capital Value                  0.13%     MidCap Growth            0.38%
      Diversified International      0.11%     MidCap Value             0.49%
      Equity Growth                  0.31%     Money Market             0.08%
      Equity Income                  0.20%     Real Estate Securities   0.54%
      Government Securities          0.11%     SmallCap                 0.20%
      Growth                         0.12%     SmallCap Growth          0.55%
      International Emerging                   SmallCap Value
      Markets                        0.48%                              0.58%
      International SmallCap         0.49%






The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors without obtaining shareholder approval. For any Account that is relying on that order, the Manager may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of these Accounts due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. No Account will rely on the order until it receives approval from its shareholders or, in the case of a new Account, the Account's sole initial shareholder before the Account is available to the public, and the Fund states in its prospectus that it intends to rely on the order.
The Asset Allocation, Equity Growth, LargeCap Growth Equity, MidCap Growth, MidCap Value, SmallCap Growth and SmallCap Value Accounts have received the necessary shareholder approval and intend to rely on the order.

GENERAL INFORMATION ABOUT AN ACCOUNT


FREQUENT TRADING AND MARKET-TIMING (ABUSIVE TRADING PRACTICES) The Accounts of the Principal Variable Contracts Fund are not designed for frequent trading or market timing activity. The Fund has adopted fair valuation procedures to be used in the case of significant events, including broad market movements, occuring after the close of a foreign market in which securities are traded. The procedures will be followed if the Manager believes the events will impact the value of the foreign securities. These procedures are intended to discourage market timing transactions in shares of the Accounts.


The Accounts do not knowingly accommodate frequent purchases and redemptions "excessive trading" of Fund shares by investors. If you intend to trade frequently and/or use market timing investment strategies, do not purchase these Accounts. The Company does not accommodate market timing.


Excessive trading activites can:
.. Disrupt the management of the Accounts by;
  . forcing the Account to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the Account; and
  . causing unplanned portfolio turnover; . Hurt the portfolio performance of the Account; and . Increase expenses of the Account due to;
  . increased broker-dealer commissions; and . increased recordkeeping and related costs.
If we are not able to identify such excessive trading practices, the Accounts may be negatively impacted and may cause the investors to suffer the harms described..


Certain Accounts may be at greater risk for abusive trading practices. For example, those Accounts that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage. This risk is particularly relevant to the Diversified International, International Emerging Markets and International SmallCap Accounts but does apply to the purchase of foreign securities by any Account.




As the Accounts of the Principal Variable Contracts Fund are only available through variable annuity or variable life contracts, the Principal Variable Contracts Fund must rely on Principal Life (as sponsor of the variable contract) to monitor customer trading activity to identify and take action against excessive trading. There can be no certainty that Principal Life will identify and prevent excessive trading in all instances. When Principal Life identifies excessive trading, Principal Life will act to curtail such trading in a fair and uniform manner.


If Principal Life, or the Principal Variable Contracts Fund, deem excessive trading practices to be occurring, Principal Life will take action that may include, but is not limited to:
.. Rejecting exchange instructions from shareholder or other person authorized by the shareholder to direct exchanges;
.. Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S. mail only and disallowing requests made via the internet, by facsimile, by overnight courier or by telephone;
.. Limiting the dollar amount of an exchange and/or the number of exchanges during a year;
.. Requiring a holding period of a minimum of 30 days before permitting exchanges among the Accounts where there is evidence of at least one round-trip exchange (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption); and
.. Taking such other action as directed by the Principal Variable Contracts Fund.




The Principal Variable Contracts Fund has reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, Principal Life will reverse an exchange (within three business days of the exchange) and return the account holdings to the positions held prior to the exchange. Principal Life will give you notice in writing in this instance.

ELIGIBLE PURCHASERS
Only certain eligible purchasers may buy shares of the Accounts. Eligible purchasers are limited to 1) separate accounts of Principal Life or of other insurance companies, 2) Principal Life or any of its subsidiaries or affiliates,
3) trustees of other managers of any qualified profit sharing, incentive or bonus plan established by Principal Life or any of its subsidiaries or affiliates for employees of such company, subsidiary or affiliate. Such trustees or managers may buy Account shares only in their capacities as trustees or managers and not for their personal accounts. The Board of Directors of the Fund reserves the right to broaden or limit the designation of eligible purchaser.

Each Account serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Principal Life. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Accounts at the same time. Although neither Principal Life nor the Fund currently foresees any such disadvantage, the Fund's Board of Directors monitors events in order to identify any material conflicts between such policy owners and contract holders. Material conflict could result from, for example, 1) changes in state insurance laws, 2) changes in Federal income tax law, 3) changes in the investment management of an Account, or 4) differences in voting instructions between those given by policy owners and those given by contract holders. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Account shares by one or more of the separate accounts which could have adverse consequences.


SHAREHOLDER RIGHTS
The following information applies to each Account of the Principal Variable Contracts Fund, Inc. Each Account share is eligible to vote, either in person or by proxy, at all shareholder meetings for that Account. This includes the right to vote on the election of directors, selection of independent auditors and other matters submitted to meetings of shareholders of the Account. Each share has equal rights with every other share of the Account as to dividends, earnings, voting, assets and redemption. Shares are fully paid, non-assessable and have no preemptive or conversion rights. Shares of an Account are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of the Fund may remove any director with or without cause by the vote of a majority of the votes entitled to be case at a meeting of all Account shareholders.

The bylaws of the Fund provide that the Board of Directors of the Fund may increase or decrease the aggregate number of shares that the Fund has the authority to issue, without a shareholder vote.


The bylaws of the Fund also provide that the Fund does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the Investment Company Act of 1940: election of directors; approval of an investment advisory agreement; ratification of the selection of independent auditors; and approval of the distribution agreement. The Fund intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.


Shareholder inquiries should be directed to: Principal Variable Contracts Fund, Inc., Principal Financial Group, Des Moines, Iowa 50392-2080.


NON-CUMULATIVE VOTING
The Fund's shares have non-cumulative voting rights. This means that the holders of more than 50% of the shares voting for the election of directors of the Fund can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any directors.

Principal Life votes each Account's shares allocated to each of its separate accounts registered under the Investment Company Act of 1940 and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating that separate account. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account's shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Account shares in its own right.


PURCHASE OF ACCOUNT SHARES
Shares are purchased from Princor Financial Services Corporation, the Fund's principal underwriter. There are no sales charges on shares of the Accounts, however, your variable contract may impose a charge. There are no restrictions on amounts to be invested in shares of the Accounts.

Shareholder accounts for each Account are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Account as evidence of ownership of Account shares. Share certificates are not issued.


SALE OF ACCOUNT SHARES
This section applies to eligible purchasers other than the separate accounts of Principal Life and its subsidiaries.

Each Account sells its shares upon request. There is no charge for the sale. A shareholder sends a written request to the Account requesting the sale of any part or all of the shares. The letter must be signed exactly as the account is registered. If payment is to be made to the registered shareholder or joint shareholder, the Account does not require a signature guarantee. If payment is to be made to another party, the shareholder's signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan association, national securities exchange member or brokerage firm. Shares are redeemed at the net asset value per share next computed after the request is received by the Account in proper and complete form.


Sales proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended during any period when 1) trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for other than weekends and holidays, or 2) an emergency exists, as determined by the SEC, as a result of which a) disposal by a fund of securities owned by it is not reasonably practicable, b) it is not reasonably practicable for a fund to fairly determine the value of its net assets, or c) the SEC permits suspension for the protection of security holders.


If payments are delayed and the instruction is not canceled by the shareholder's written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay. The transaction occurs within five days thereafter.


In addition, payments on surrenders attributable to a premium payment made by check may be delayed up to 15 days. This permits payment to be collected on the check.


RESTRICTED TRANSFERS
Shares of each of the Accounts may be transferred to an eligible purchaser. However, if an Account is requested to transfer shares to other than an eligible purchaser, the Account has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Account must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven-day period.

FINANCIAL STATEMENTS
You will receive an annual financial statement for the Fund, audited by the Fund's independent registered public accounting firm, Ernst & Young LLP. That report is a part of this prospectus. You will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from audited financial statements that were audited by Ernst & Young LLP.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2004       2003       2002        2001          2000
                            ----       ----       ----        ----          ----
ASSET ALLOCATION ACCOUNT
------------------------
Net Asset Value,
 Beginning of Period..    $11.70      $9.82     $11.28      $12.02        $13.23
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.14       0.15       0.20        0.24          0.35
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.82       1.92      (1.66)      (0.71)        (0.17)
                            ----       ----      -----       -----         -----
 Total From Investment
            Operations      0.96       2.07      (1.46)      (0.47)         0.18
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.38)     (0.19)        --       (0.24)        (0.34)
 Distributions from
  Realized Gains......        --         --         --       (0.03)        (1.05)
    ----                                                     -----         -----
   Total Dividends and
         Distributions     (0.38)     (0.19)        --       (0.27)        (1.39)
    ----                   -----      -----                  -----         -----
Net Asset Value, End
 of Period............    $12.28     $11.70      $9.82      $11.28        $12.02
                          ======     ======      =====      ======        ======
Total Return /(a)/ ...      8.49%     21.61%    (12.94)%     (3.92)%        1.61%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $103,131    $98,006    $82,409    $101,904       $94,905
 Ratio of Expenses to
  Average Net Assets..      0.84%      0.85%      0.84%       0.85%         0.84%
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.19%      1.49%      1.79%       2.23%         2.67%
 Portfolio Turnover
  Rate................     127.0%     186.0%     255.3%      182.4%         67.8%

                            2004       2003       2002        2001          2000
                            ----       ----       ----        ----          ----
BALANCED ACCOUNT
----------------
Net Asset Value,
 Beginning of Period..    $13.31     $11.56     $13.73      $15.43        $15.41
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.31       0.27       0.34       0.40/(c)/      0.45
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.00       1.83      (2.11)      (1.42)/(c)/   (0.43)
                            ----       ----      -----       -----         -----
 Total From Investment
            Operations      1.31       2.10      (1.77)      (1.02)         0.02
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.28)     (0.35)     (0.40)      (0.47)           --
 Distributions from
  Realized Gains......        --         --         --       (0.21)           --
   -----                                                     -----
   Total Dividends and
         Distributions     (0.28)     (0.35)     (0.40)      (0.68)           --
   ----                    -----      -----      -----       -----
Net Asset Value, End
 of Period............    $14.34     $13.31     $11.56      $13.73        $15.43
                          ======     ======     ======      ======        ======
Total Return /(a)/ ...     10.05%     18.82%    (13.18)%     (6.96)%        0.13%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $126,548   $124,735   $110,545    $144,214      $167,595
 Ratio of Expenses to
  Average Net Assets..      0.63%      0.65%      0.61%       0.61%         0.60%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      0.63%      0.65%      0.62%         --            --
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.32%      2.23%      2.52%       2.73%/(c)/    2.74%
 Portfolio Turnover
  Rate................     128.3%     114.3%      87.8%      114.3%         62.6%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without fees paid indirectly.
/(c) /Effective January 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains/losses per share by $.01, and decrease the ratio of net investment income to average net assets by .08%. Financial highlights for prior periods have not been restated to reflect this change in presentation.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2004       2003       2002        2001           2000
                            ----       ----       ----        ----           ----
BOND ACCOUNT
------------
Net Asset Value,
 Beginning of Period..    $12.31     $12.32     $11.84      $11.78         $10.89
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.51       0.52       0.51       0.56/(c)/       0.85
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.08       0.02       0.54       0.35/(c)/       0.04
                            ----       ----       ----       ----            ----
 Total From Investment
            Operations      0.59       0.54       1.05        0.91           0.89
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.59)     (0.55)     (0.57)      (0.85)            --
    ----                   -----      -----      -----       -----
   Total Dividends and
         Distributions     (0.59)     (0.55)     (0.57)      (0.85)            --
    ----                   -----      -----      -----       -----
Net Asset Value, End
 of Period............    $12.31     $12.31     $12.32      $11.84         $11.78
                          ======     ======     ======      ======         ======
Total Return /(a)/ ...      4.98%      4.59%      9.26%       8.12%          8.17%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $286,684   $263,435   $232,839    $166,658       $116,216
 Ratio of Expenses to
  Average Net Assets..      0.47%      0.47%      0.49%       0.50%          0.51%
 Ratio of Net
  Investment Income to
  Average Net Assets..      4.23%      4.32%      5.02%       5.73%/(c)/     7.47%
 Portfolio Turnover
  Rate................     143.6%      82.1%      63.3%      146.1%          81.5%

                            2004       2003       2002        2001           2000
                            ----       ----       ----        ----           ----
CAPITAL VALUE ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $29.23     $23.60     $27.78      $30.72         $30.74
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.44       0.38       0.39        0.34           0.50
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      3.17       5.63      (4.18)      (2.80)          0.13
                            ----       ----      -----       -----           ----
 Total From Investment
            Operations      3.61       6.01      (3.79)      (2.46)          0.63
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.45)     (0.38)     (0.39)      (0.34)         (0.50)
 Distributions from
  Realized Gains......        --         --         --       (0.14)         (0.15)
    ----                                                     -----          -----
   Total Dividends and
         Distributions     (0.45)     (0.38)     (0.39)      (0.48)         (0.65)
                           -----      -----      -----       -----          -----
Net Asset Value, End
 of Period............    $32.39     $29.23     $23.60      $27.78         $30.72
                          ======     ======     ======      ======         ======
Total Return /(a)/ ...     12.36%     25.49%    (13.66)%     (8.05)%         2.16%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $265,580   $248,253   $206,541    $254,484       $283,325
 Ratio of Expenses to
  Average Net Assets..      0.60%      0.61%      0.61%       0.61%          0.60%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      0.60%      0.61%      0.61%         --             --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.47%      1.47%      1.45%       1.20%          1.54%
 Portfolio Turnover
  Rate................     183.3%     125.7%     142.6%       91.7%         141.8%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without fees paid indirectly.
/(c) /Effective January 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains/losses per share by $.01, and decrease the ratio of net investment income to average net assets by .08%. Financial highlights for prior periods have not been restated to reflect this change in presentation.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2004       2003       2002        2001        2000
                            ----       ----       ----        ----        ----
EQUITY GROWTH ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $14.73     $11.74     $16.29      $20.37      $23.89
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.09       0.06       0.03        0.01        0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.28       2.99      (4.54)      (2.82)      (2.73)
                            ----       ----      -----       -----       -----
 Total From Investment
            Operations      1.37       3.05      (4.51)      (2.81)      (2.71)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.08)     (0.06)     (0.04)      (0.02)         --
 Distributions from
  Realized Gains......        --         --         --       (1.25)      (0.81)
    ----                                                     -----       -----
   Total Dividends and
         Distributions     (0.08)     (0.06)     (0.04)      (1.27)      (0.81)
                           -----      -----      -----       -----       -----
Net Asset Value, End
 of Period............    $16.02     $14.73     $11.74      $16.29      $20.37
                          ======     ======     ======      ======      ======
Total Return /(a)/ ...      9.33%     25.95%    (27.72)%    (14.86)%    (11.71)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $280,700   $272,831   $219,044    $334,401    $383,139
 Ratio of Expenses to
  Average Net Assets..      0.72%      0.74%      0.77%       0.75%       0.73%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      0.77%      0.77%        --          --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.59%      0.47%      0.19%       0.06%       0.08%
 Portfolio Turnover
  Rate................     147.7%     130.9%     138.8%       88.8%       69.1%

                            2004       2003       2002        2001        2000
                            ----       ----       ----        ----        ----
EQUITY INCOME ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period
 /(c)/ ...............     $7.93      $7.26      $8.73      $12.43      $10.90
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.34       0.34       0.37        0.25        0.24
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.05       0.66      (1.47)      (3.70)       1.81
                            ----       ----      -----       -----        ----
 Total From Investment
            Operations      1.39       1.00      (1.10)      (3.45)       2.05
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.31)     (0.33)     (0.37)      (0.25)      (0.24)
 Distributions from
  Realized Gains......        --         --         --          --       (0.28)
    ----                                                                 -----
   Total Dividends and
         Distributions     (0.31)     (0.33)     (0.37)      (0.25)      (0.52)
                           -----      -----      -----       -----       -----
Net Asset Value, End
 of Period............     $9.01      $7.93      $7.26       $8.73      $12.43
                           =====      =====      =====       =====      ======
Total Return /(a)/ ...     17.60%     13.83%    (12.61)%    (27.70)%     19.18%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $44,572    $30,255    $25,079     $33,802     $43,725
 Ratio of Expenses to
  Average Net Assets..      0.62%      0.61%      0.62%       0.62%       0.63%
 Ratio of Net
  Investment Income to
  Average Net Assets..      4.13%      4.54%      4.40%       2.22%       2.32%
 Portfolio Turnover
  Rate................     137.2%      22.5%      66.4%      104.2%      146.7%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without fees paid indirectly.
/(c) /Effective March 1, 2004, Utilities Account changed its name to Equity
  Income Account.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2004       2003       2002        2001        2000
                            ----       ----       ----        ----        ----
GOVERNMENT SECURITIES ACCOUNT
-----------------------------
Net Asset Value,
 Beginning of Period..    $11.77     $12.00     $11.58      $11.43      $10.26
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.44       0.45       0.43        0.51        0.69
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.04)     (0.24)      0.55        0.32        0.48
                           -----      -----       ----        ----        ----
 Total From Investment
            Operations      0.40       0.21       0.98        0.83        1.17
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.53)     (0.44)     (0.52)      (0.68)         --
 Distributions from
  Realized Gains......        --         --      (0.04)         --          --
    ----                                         -----
   Total Dividends and
         Distributions     (0.53)     (0.44)     (0.56)      (0.68)         --
    ----                   -----      -----      -----       -----
Net Asset Value, End
 of Period............    $11.64     $11.77     $12.00      $11.58      $11.43
                          ======     ======     ======      ======      ======
Total Return /(a)/ ...      3.56%      1.84%      8.80%       7.61%      11.40%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $334,034   $368,564   $342,001    $193,254    $127,038
 Ratio of Expenses to
  Average Net Assets..      0.44%      0.44%      0.47%       0.49%       0.51%
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.82%      3.83%      4.87%       5.63%       6.33%
 Portfolio Turnover
  Rate................      67.2%     110.4%      33.8%       45.9%        4.3%

                            2004       2003       2002        2001        2000
                            ----       ----       ----        ----        ----
GROWTH ACCOUNT
--------------
Net Asset Value,
 Beginning of Period..    $10.95      $8.68     $12.24      $16.43      $23.56
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.07       0.03       0.02          --       (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.95       2.26      (3.58)      (4.19)      (2.29)
                            ----       ----      -----       -----       -----
 Total From Investment
            Operations      1.02       2.29      (3.56)      (4.19)      (2.31)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.03)     (0.02)        --          --          --
 Distributions from
  Realized Gains......        --         --         --          --       (4.82)
    ----                                                                 -----
   Total Dividends and
         Distributions     (0.03)     (0.02)        --          --       (4.82)
    ----                   -----      -----                              -----
Net Asset Value, End
 of Period............    $11.94     $10.95      $8.68      $12.24      $16.43
                          ======     ======      =====      ======      ======
Total Return /(a)/ ...      9.38%     26.46%    (29.07)%    (25.50)%    (10.15)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $134,956   $141,107   $124,079    $209,879    $294,762
 Ratio of Expenses to
  Average Net Assets..      0.60%      0.61%      0.61%       0.61%       0.60%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      0.60%      0.61%      0.61%         --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.67%      0.35%      0.18%       0.02%      (0.13)%
 Portfolio Turnover
  Rate................     122.4%      40.8%      27.3%       39.0%       83.5%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without fees paid indirectly.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2004       2003       2002        2001        2000
                            ----       ----       ----        ----        ----
INTERNATIONAL ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $11.48      $8.78     $10.51      $13.90      $15.95
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.17       0.13       0.10        0.09        0.10
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.22       2.67      (1.78)      (3.46)      (1.48)
                            ----       ----      -----       -----       -----
 Total From Investment
            Operations      2.39       2.80      (1.68)      (3.37)      (1.38)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.12)     (0.10)     (0.05)      (0.02)      (0.08)
 Distributions from
  Realized Gains......        --         --         --          --       (0.59)
    ----                                                                 -----
   Total Dividends and
         Distributions     (0.12)     (0.10)     (0.05)      (0.02)      (0.67)
                           -----      -----      -----       -----       -----
Net Asset Value, End
 of Period............    $13.75     $11.48      $8.78      $10.51      $13.90
                          ======     ======      =====      ======      ======
Total Return /(a)/ ...     21.03%     32.33%    (16.07)%    (24.27)%     (8.34)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $226,753   $167,726   $119,222    $145,848    $190,440
 Ratio of Expenses to
  Average Net Assets..      0.96%      0.92%      0.92%       0.92%       0.90%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      0.97%      0.93%      0.93%         --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.39%      1.33%      1.03%       0.78%       0.81%
 Portfolio Turnover
  Rate................     170.1%     111.5%      82.2%       84.3%       99.9%

                            2004       2003       2002        2001       2000/(D)/
                            ----       ----       ----        ----       ----
INTERNATIONAL EMERGING MARKETS ACCOUNT
--------------------------------------
Net Asset Value,
 Beginning of Period..    $12.86      $8.24      $8.93       $9.37      $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.12       0.11       0.02        0.08        0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      3.04       4.60      (0.70)      (0.48)      (0.63)
                            ----       ----      -----       -----       -----
 Total From Investment
            Operations      3.16       4.71      (0.68)      (0.40)      (0.61)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.10)     (0.08)        --       (0.04)      (0.02)
 Tax Return of Capital
  Distributions /(c)/.        --      (0.01)     (0.01)         --          --
 Distributions from
  Realized Gains......     (1.14)        --         --          --          --
    ----                   -----
   Total Dividends and
         Distributions     (1.24)     (0.09)     (0.01)      (0.04)      (0.02)
                           -----      -----      -----       -----       -----
Net Asset Value, End
 of Period............    $14.78     $12.86      $8.24       $8.93       $9.37
                          ======     ======      =====       =====       =====
Total Return /(a)/ ...     24.89%     57.20%     (7.63)%     (4.24)%     (6.14)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $43,502    $23,972    $10,835      $6,964      $4,883
 Ratio of Expenses to
  Average Net Assets..      1.53%      1.71%      1.60%       1.35%       1.34%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(g)/ ...      1.55%      1.84%      2.26%       2.33%       1.65%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.87%      1.16%      0.39%       0.97%       1.06%/(f)/
 Portfolio Turnover
  Rate................     171.0%     112.4%     147.7%      137.4%       44.0%/(f)/



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without fees paid indirectly.
/(c) /See "Distributions to Shareholders" in Notes to Financial Statements. /(d) /Period from October 24, 2000, date shares first offered, through December
  31, 2000.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
/(g) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit. The expense limit was increased on May 1, 2002, and May 1, 2003, and ceased on May 1, 2004.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2004      2003       2002       2001       2000
                           ----      ----       ----       ----       ----
INTERNATIONAL SMALLCAP ACCOUNT
------------------------------
Net Asset Value,
 Beginning of Period..   $13.73     $9.06     $10.84     $13.87     $16.66
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.11      0.10       0.08       0.04      (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     4.00      4.72      (1.83)     (3.07)     (1.89)
                           ----      ----      -----      -----      -----
 Total From Investment
            Operations     4.11      4.82      (1.75)     (3.03)     (1.93)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.12)    (0.15)     (0.03)        --         --
 Distributions from
  Realized Gains             --        --         --         --      (0.86)
  ----
   Total Dividends and
         Distributions    (0.12)    (0.15)     (0.03)        --      (0.86)
  ----                    -----     -----      -----
Net Asset Value, End
 of Period............   $17.72    $13.73      $9.06     $10.84     $13.87
                         ======    ======      =====     ======     ======
Total Return /(a)/ ...    30.20%    54.15%    (16.20)%   (21.85)%   (11.50)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $99,833   $66,242    $38,912    $43,674    $50,023
 Ratio of Expenses to
  Average Net Assets..     1.30%     1.33%      1.31%      1.41%      1.44%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.31%     1.33%      1.32%        --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.75%     1.00%      0.77%      0.32%     (0.26)%
 Portfolio Turnover
  Rate................    140.6%    128.9%      73.6%     123.8%     292.7%

                           2004      2003       2002       2001      2000/(D)/
                           ----      ----       ----       ----      ----
LARGECAP GROWTH EQUITY ACCOUNT
------------------------------
Net Asset Value,
 Beginning of Period..    $4.47     $3.63      $5.44      $7.78     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.01        --      (0.02)     (0.03)        --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.13      0.84      (1.79)     (2.31)     (2.22)
                           ----      ----      -----      -----      -----
 Total From Investment
            Operations     0.14      0.84      (1.81)     (2.34)     (2.22)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)       --         --         --         --
  ----
   Total Dividends and
         Distributions    (0.01)       --         --         --         --
  ----                    -----
Net Asset Value, End
 of Period............    $4.60     $4.47      $3.63      $5.44      $7.78
                          =====     =====      =====      =====      =====
Total Return /(a)/ ...     3.16%    23.14%    (33.27)%   (30.08)%   (22.22)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $31,179   $24,677     $5,572     $5,172     $4,233
 Ratio of Expenses to
  Average Net Assets..     1.04%     1.16%      1.05%      1.10%      1.04%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     1.05%     1.19%      1.09%      1.11%      1.35%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.28%    (0.13)%    (0.49)%    (0.62)%    (0.22)%/(f)/
 Portfolio Turnover
  Rate................    141.8%     51.1%     183.8%     121.2%     217.6%/(f)/



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without fees paid indirectly.
/(c) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit.  The expense limit ceased on May 1, 2002.
/(d) /Period from October 24, 2000, date shares first offered, through December
  31, 2000.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2004       2003       2002        2001        2000
                            ----       ----       ----        ----        ----
LARGECAP STOCK INDEX ACCOUNT
----------------------------
Net Asset Value,
 Beginning of Period..     $8.06      $6.35      $8.29       $9.52      $10.71
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.14       0.10       0.08        0.08        0.10
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.70       1.70      (1.94)      (1.23)      (1.14)
                            ----       ----      -----       -----       -----
 Total From Investment
            Operations      0.84       1.80      (1.86)      (1.15)      (1.04)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.13)     (0.09)     (0.08)      (0.08)      (0.10)
 Distributions from
  Realized Gains......        --         --         --          --       (0.05)
    ----
   Total Dividends and
         Distributions     (0.13)     (0.09)     (0.08)      (0.08)      (0.15)
                           -----      -----      -----       -----       -----
Net Asset Value, End
 of Period............     $8.77      $8.06      $6.35       $8.29       $9.52
                           =====      =====      =====       =====       =====
Total Return /(a)/ ...     10.39%     28.32%    (22.44)%    (12.10)%     (9.67)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $158,237   $118,638    $72,949     $73,881     $59,626
 Ratio of Expenses to
  Average Net Assets..      0.37%      0.39%      0.39%       0.40%       0.40%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      0.37%      0.39%      0.39%       0.41%       0.46%
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.64%      1.42%      1.22%       1.05%       1.01%
 Portfolio Turnover
  Rate................      20.5%      15.7%      15.1%       10.8%       11.0%

                            2004       2003       2002        2001        2000
                            ----       ----       ----        ----        ----
MIDCAP ACCOUNT
--------------
Net Asset Value,
 Beginning of Period..    $37.56     $28.54     $32.09      $34.47      $36.90
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.39       0.35       0.30        0.24        0.10
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      6.05       9.01      (3.08)      (1.50)       4.76
                            ----       ----      -----       -----        ----
 Total From Investment
            Operations      6.44       9.36      (2.78)      (1.26)       4.86
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.39)     (0.34)     (0.30)      (0.24)      (0.10)
 Distributions from
  Realized Gains......     (3.98)        --      (0.47)      (0.88)      (7.19)
    ----                   -----                 -----       -----       -----
   Total Dividends and
         Distributions     (4.37)     (0.34)     (0.77)      (1.12)      (7.29)
                           -----      -----      -----       -----       -----
Net Asset Value, End
 of Period............    $39.63     $37.56     $28.54      $32.09      $34.47
                          ======     ======     ======      ======      ======
Total Return /(a)/ ...     17.76%     32.81%     (8.75)%     (3.71)%     14.59%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $395,304   $334,204   $248,986    $278,707    $286,681
 Ratio of Expenses to
  Average Net Assets..      0.59%      0.61%      0.62%       0.62%       0.62%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...      0.59%      0.61%      0.62%         --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.02%      1.09%      0.98%       0.77%       0.28%
 Portfolio Turnover
  Rate................      38.9%      44.9%      67.9%       73.6%      139.6%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without the Manager's voluntary expense limit.
/(c) /Expense ratio without fees paid indirectly.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2004       2003       2002       2001        2000
                           ----       ----       ----       ----        ----
MIDCAP GROWTH ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $8.80      $6.26      $8.49     $10.46      $10.66
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.03)     (0.03)     (0.04)     (0.05)       0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.07       2.57      (2.19)     (1.68)       0.77
                           ----       ----      -----      -----        ----
 Total From Investment
            Operations     1.04       2.54      (2.23)     (1.73)       0.79
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --         --         --         --       (0.02)
 Distributions from
  Realized Gains......       --         --         --      (0.24)      (0.97)
  ----                                                     -----       -----
   Total Dividends and
         Distributions       --         --         --      (0.24)      (0.99)
  ----                                                     -----       -----
Net Asset Value, End
 of Period............    $9.84      $8.80      $6.26      $8.49      $10.46
                          =====      =====      =====      =====      ======
Total Return /(a)/ ...    11.82%     40.58%    (26.27)%   (16.92)%      8.10%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $59,674    $54,288    $21,934    $27,838     $25,924
 Ratio of Expenses to
  Average Net Assets..     0.86%      0.91%      0.91%      0.97%       0.96%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     0.92%      0.94%      0.92%        --        1.01%
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.30)%    (0.39)%    (0.55)%    (0.66)%      0.27%
 Portfolio Turnover
  Rate................     47.7%      67.5%      43.1%      55.2%      161.9%

                           2004       2003       2002       2001        2000
                           ----       ----       ----       ----        ----
MIDCAP VALUE ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..   $14.13     $10.48     $11.68     $12.57      $11.11
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.02       0.01         --       0.01          --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     3.10       3.81      (1.16)     (0.35)       3.12
                           ----       ----      -----      -----        ----
 Total From Investment
            Operations     3.12       3.82      (1.16)     (0.34)       3.12
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)     (0.01)        --      (0.01)         --
 Distributions from
  Realized Gains......    (1.86)     (0.16)     (0.04)     (0.54)      (1.66)
                          -----      -----      -----      -----       -----
   Total Dividends and
         Distributions    (1.87)     (0.17)     (0.04)     (0.55)      (1.66)
                          -----      -----      -----      -----       -----
Net Asset Value, End
 of Period............   $15.38     $14.13     $10.48     $11.68      $12.57
                         ======     ======     ======     ======      ======
Total Return /(a)/ ...    22.67%     36.49%     (9.96)%    (2.58)%     31.05%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $78,166    $52,054    $24,766    $11,778      $7,739
 Ratio of Expenses to
  Average Net Assets..     1.05%      1.05%      1.04%      1.36%       1.20%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.08%      1.08%      1.10%        --        1.29%
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.11%      0.11%      0.03%      0.12%       0.02%
 Portfolio Turnover
  Rate................     59.2%      55.5%      75.3%     208.8%      233.2%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit. The expense limit ceased on January 1, 2001.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2004       2003       2002       2001       2000
                            ----       ----       ----       ----       ----
MONEY MARKET ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..    $1.000     $1.000     $1.000     $1.000     $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.009      0.007      0.014      0.039      0.059
                           -----      -----      -----      -----      -----
 Total From Investment
            Operations     0.009      0.007      0.014      0.039      0.059
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.009)    (0.007)    (0.014)    (0.039)    (0.059)
                          ------     ------     ------     ------     ------
   Total Dividends and
         Distributions    (0.009)    (0.007)    (0.014)    (0.039)    (0.059)
                          ------     ------     ------     ------     ------
Net Asset Value, End
 of Period............    $1.000     $1.000     $1.000     $1.000     $1.000
                          ======     ======     ======     ======     ======
Total Return /(a)/ ...      0.92%      0.74%      1.42%      3.92%      6.07%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $140,553   $151,545   $201,455   $180,923   $114,710
 Ratio of Expenses to
  Average Net Assets..      0.49%      0.49%      0.49%      0.50%      0.52%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.91%      0.74%      1.40%      3.70%      5.88%

                            2004       2003       2002       2001       2000
                            ----       ----       ----       ----       ----
REAL ESTATE SECURITIES ACCOUNT
------------------------------
Net Asset Value,
 Beginning of Period
 /(b)/ ...............    $14.90     $11.24     $10.77     $10.29      $8.20
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.39       0.49       0.35       0.42       0.44
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      4.66       3.87       0.48       0.47       2.09
                            ----       ----       ----       ----       ----
 Total From Investment
            Operations      5.05       4.36       0.83       0.89       2.53
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.35)     (0.42)     (0.35)     (0.41)     (0.44)
 Distributions from
  Realized Gains......     (1.72)     (0.28)     (0.01)        --         --
    ----                   -----      -----      -----
   Total Dividends and
         Distributions     (2.07)     (0.70)     (0.36)     (0.41)     (0.44)
                           -----      -----      -----      -----      -----
Net Asset Value, End
 of Period............    $17.88     $14.90     $11.24     $10.77     $10.29
                          ======     ======     ======     ======     ======
Total Return /(a)/ ...     34.53%     38.91%      7.72%      8.75%     30.97%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $146,022    $93,018    $46,358    $22,457    $17,261
 Ratio of Expenses to
  Average Net Assets..      0.90%      0.91%      0.92%      0.92%      0.99%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...      0.90%      0.92%        --         --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.37%      3.83%      3.99%      4.55%      5.29%
 Portfolio Turnover
  Rate                      58.8%      53.9%      54.4%      92.4%      44.7%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Effective March 1, 2004, Real Estate Account changed its name to Real
  Estate Securities Account.
/(c) /Expense ratio without fees paid indirectly.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2004       2003       2002       2001        2000
                           ----       ----       ----       ----        ----
SMALLCAP ACCOUNT
----------------
Net Asset Value,
 Beginning of Period..    $7.97      $5.83      $8.03      $7.83      $10.74
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....       --       0.01       0.01         --        0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.58       2.14      (2.20)      0.20       (1.24)
                           ----       ----      -----       ----       -----
 Total From Investment
            Operations     1.58       2.15      (2.19)      0.20       (1.21)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --      (0.01)     (0.01)        --       (0.02)
 Distributions from
  Realized Gains......       --         --         --         --       (1.68)
  ----                                                                 -----
   Total Dividends and
         Distributions       --      (0.01)     (0.01)        --       (1.70)
  ----                               -----      -----                  -----
Net Asset Value, End
 of Period............    $9.55      $7.97      $5.83      $8.03       $7.83
                          =====      =====      =====      =====       =====
Total Return /(a)/ ...    19.82%     36.82%    (27.33)%     2.55%     (11.73)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $85,115    $65,285    $32,201    $36,493     $30,006
 Ratio of Expenses to
  Average Net Assets..     0.86%      0.95%      0.97%      1.00%       0.90%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     0.86%      0.95%      0.97%        --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.03%      0.09%      0.12%     (0.06)%      0.28%
 Portfolio Turnover
  Rate................    188.7%     162.9%     215.5%     154.5%      135.4%

                           2004       2003       2002       2001        2000
                           ----       ----       ----       ----        ----
SMALLCAP GROWTH ACCOUNT
-----------------------
Net Asset Value,
 Beginning of Period..    $8.36      $5.74     $10.60     $15.59      $19.56
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.06)     (0.04)     (0.05)     (0.10)      (0.08)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.00       2.66      (4.81)     (4.89)      (2.67)
                           ----       ----      -----      -----       -----
 Total From Investment
            Operations     0.94       2.62      (4.86)     (4.99)      (2.75)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......       --         --         --         --       (1.22)
  ----                                                                 -----
   Total Dividends and
         Distributions       --         --         --         --       (1.22)
  ----                                                                 -----
Net Asset Value, End
 of Period............    $9.30      $8.36      $5.74     $10.60      $15.59
                          =====      =====      =====     ======      ======
Total Return /(a)/ ...    11.24%     45.64%    (45.85)%   (32.01)%    (13.91)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $63,453    $55,628    $32,754    $55,966     $68,421
 Ratio of Expenses to
  Average Net Assets..     0.99%      0.99%      0.95%      1.05%       1.02%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     1.01%      1.02%      1.06%        --        1.02%
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.70)%    (0.64)%    (0.68)%    (0.92)%     (0.49)%
 Portfolio Turnover
  Rate................     43.3%      54.1%     287.9%     152.2%       90.8%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without fees paid indirectly.
/(c) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit. The expense limit ceased on January 1, 2001.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2004      2003       2002       2001        2000
                            ----      ----       ----       ----        ----
SMALLCAP VALUE ACCOUNT
----------------------
Net Asset Value,
 Beginning of Period..    $15.04    $10.30     $11.37     $11.26      $10.06
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.03      0.06       0.06       0.09        0.13
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      3.37      5.14      (1.07)      0.60        2.17
                            ----      ----      -----       ----        ----
 Total From Investment
            Operations      3.40      5.20      (1.01)      0.69        2.30
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.03)    (0.05)     (0.06)     (0.09)      (0.12)
 Distributions from
  Realized Gains......     (1.58)    (0.41)        --      (0.49)      (0.98)
  ----                     -----     -----                 -----       -----
   Total Dividends and
         Distributions     (1.61)    (0.46)     (0.06)     (0.58)      (1.10)
                           -----     -----      -----      -----       -----
Net Asset Value, End
 of Period............    $16.83    $15.04     $10.30     $11.37      $11.26
                          ======    ======     ======     ======      ======
Total Return /(a)/ ...     23.08%    50.61%     (8.86)%     6.25%      23.87%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $107,206   $82,135    $44,217    $30,888     $17,358
 Ratio of Expenses to
  Average Net Assets..      1.12%     1.16%      1.28%      1.24%       1.16%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      1.13%     1.18%      1.29%        --        1.34%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.21%     0.50%      0.68%      0.95%       1.31%
 Portfolio Turnover
  Rate................      38.0%     54.0%      77.4%      67.8%      133.0%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit. The expense limit ceased on January 1, 2001.


                                      228


ADDITIONAL INFORMATION


Additional information about the Fund's (including the Fund's policy regarding the disclosure of portfolio securities) is available in the Statement of Additional Information dated April 29, 2005 and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information and the Fund's annual and semi-annual reports can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. In addition, the Fund's make its SAI and annual and semi-annual reports, free of charge, on http://www.principal.com. To request other information about the Account and to make shareholder inquiries, telephone 1-800-247-4123.


Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


The U.S. government does not insure or guarantee an investment in any of the Accounts. There can be no assurance that the Money Market Account will be able to maintain a stable share price of $1.00 per share.


Shares of the Accounts are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Accounts federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

           Principal Variable Contracts Fund, Inc. SEC File 811-01944